As filed with the SEC on February 25, 2005

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Registration No. 33-2659

Pre-Effective Amendment No.

Post-Effective Amendment No. 67

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

1940 Act File No. 811-4556

Amendment No. 68

                        (Check appropriate box or boxes.)

                         TRANSAMERICA IDEX MUTUAL FUNDS
               (Exact Name of Registrant as Specified in Charter)

               570 Carillon Parkway, St. Petersburg, Florida 33716 (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (727) 299-1800

       John K. Carter, Esq. P.O. Box 5068, Clearwater, Florida 33758-5068
                     (Name and Address of Agent for Service)

Approximate date of proposed public offering:

It is proposed that this filing will become effective:

[ ]  60 days after filing pursuant to paragraph (a) (1) of Rule 485.

[ ]  75 days after filing pursuant to paragraph (a) (2) of Rule 485.

[ ]  On (Date) pursuant to paragraph (a) (1) of Rule 485.

[ ]  On (Date) pursuant to paragraph (a) (2) of Rule 485.

[ ]  Immediately upon filing pursuant to paragraph (b) of Rule 485.

[X]  On March 1, 2005 pursuant to paragraph (b) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Pursuant to Rule 414 under the Securities Act of 1933, Transamerica IDEX Mutual Funds, (TA IDEX) a Delaware Business Trust, as successor issuer of Transamerica IDEX Mutual Funds, a Massachusetts Business Trust is filing this amendment to the registration statement of TA IDEX and expressly adopts the registration statement of TA IDEX as its own for all purposes of the Securities Act of 1933 and the Investment Company of 1940.

March 1, 2005
PROSPECTUS

    [TRANSAMERICA
INDEX MUTUAL FUNDS LOGO]


        Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus.
            Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------
     Not Insured by FDIC or Any Federal Government Agency. May Lose Value.
                  Not a Deposit of or Guaranteed by Any Bank.
--------------------------------------------------------------------------------

                         TRANSAMERICA IDEX MUTUAL FUNDS
--------------------------------------------------------------------------------

SECTION A -- FUND DESCRIPTIONS

TABLE OF CONTENTS

-    ASSET ALLOCATION FUNDS
         TA IDEX Asset Allocation - Growth
              Portfolio...............................     5
         TA IDEX Asset Allocation - Moderate Growth
              Portfolio...............................     9
         TA IDEX Asset Allocation - Moderate
              Portfolio...............................    13
         TA IDEX Asset Allocation - Conservative
              Portfolio...............................    17

-    U.S. STOCK FUNDS
         TA IDEX American Century Large Company
              Value...................................    21
         TA IDEX Clarion Real Estate Securities.......    25
         TA IDEX Great Companies - America(SM)........    29
         TA IDEX Great Companies - Technology(SM).....    33
         TA IDEX Janus Growth.........................    37
         TA IDEX Jennison Growth......................    41
         TA IDEX Marsico Growth.......................    45
         TA IDEX Salomon All Cap......................    49
         TA IDEX Salomon Investors Value..............    53
         TA IDEX T. Rowe Price Health Sciences........    56
         TA IDEX T. Rowe Price Small Cap..............    61
         TA IDEX T. Rowe Price Tax-Efficient Growth...    65
         TA IDEX Transamerica Equity..................    69
         TA IDEX Transamerica Growth Opportunities....    73
         TA IDEX Transamerica Small/Mid Cap Value.....    77

-    GLOBAL/INTERNATIONAL STOCK FUNDS
         TA IDEX American Century International.......    81
         TA IDEX Templeton Great Companies Global.....    86

-    BALANCED FUNDS
         TA IDEX Transamerica Balanced................    92
         TA IDEX Transamerica Value Balanced..........    96

-    BOND AND MONEY MARKET FUNDS
         TA IDEX Federated Tax Exempt.................   100
         TA IDEX PIMCO Real Return TIPS...............   104
         TA IDEX PIMCO Total Return...................   109
         TA IDEX Transamerica Conservative High-Yield
              Bond....................................   114
         TA IDEX Transamerica Convertible
              Securities..............................   118
         TA IDEX Transamerica Flexible Income.........   122
         TA IDEX Transamerica Money Market............   127

Transamerica IDEX Mutual Funds (TA IDEX) consists of several individual funds. Each fund invests in a range of securities, such as stocks and/or bonds. Please read this prospectus carefully before you invest or send money. It has been written to provide information and assist you in making an informed decision. If you would like additional information, please request a copy of the Statement of Additional Information (SAI) (see back cover).

In addition, we suggest you contact your financial professional or a TA IDEX customer service representative, who will assist you.

TO HELP YOU UNDERSTAND...

In this prospectus, you'll see symbols like the ones below. These are "icons," graphic road signs that let you know at a glance the subject of the nearby paragraphs. The icons serve as tools for your convenience as you read this prospectus.

(CHECK MARK ICON)
OBJECTIVE
What is the fund's investment objective? Learn about your fund's goal or objective.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
How does the fund go about trying to meet its goal? Read about the types of investments each fund contains and what style of investment philosophy it employs.

(EXCLAMATION ICON)
PRINCIPAL RISKS
What are the specific risks for an investor in the fund? Find out what types of risks are associated with each fund.

(PERCENTAGE ICON)
PAST PERFORMANCE
What is the investment performance of the fund? See how well each fund has performed in the past year, five years, ten years and since its inception.

(DOLLAR ICON)
FEES AND EXPENSES
How much does it cost to invest in the fund? Learn about each fund's fees and expenses.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
Who manages the fund and how much are they paid? See information about each fund's advisers, as well as the fees paid to them.

AN INVESTMENT IN A TA IDEX FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                      SECTION B -- SHAREHOLDER INFORMATION

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------


-    REGULATORY PROCEEDINGS......................................   130

-    INVESTMENT ADVISER..........................................   130

-    OPENING AN ACCOUNT
         By Mail.................................................   131
         Through an Authorized Dealer............................   131

-    BUYING SHARES
         By Check................................................   131
         By Automatic Investment Plan............................   131
         By Telephone............................................   131
         Through Authorized Dealers..............................   131
         By the Internet.........................................   131
         By Payroll Deduction....................................   131
         By Wire Transfer........................................   131

-    SELLING SHARES
         Direct Deposit - ACH....................................   131
         Direct Deposit - Wire...................................   132
         Check to Address of Record..............................   132
         Check to Another Party/Address..........................   132
         Systematic Withdrawal Plan..............................   132
         Through an Authorized Dealer............................   132

-    EXCHANGING SHARES
         Special Situations for Exchanging Shares................   132

-    REDEMPTION FEES
         Redemption Fee Assessment...............................   133
         Redemptions through Financial Intermediaries............   133
         Waiver/Exceptions/Changes...............................   133
         Involuntary Redemptions.................................   133

-    FEATURES AND POLICIES
         Market Timing/Excessive Trading.........................   133
         Checkwriting Service....................................   134
         Customer Service........................................   134
         Uncashed Checks Issued on Your Account..................   134
         Minimum Dividend Check Amounts..........................   134
         Minimum Account Balance.................................   134
         Telephone Transactions..................................   134
         Fiduciary (IRA) Account Maintenance Fees................   135
         Professional Fees.......................................   135
         Signature Guarantee.....................................   135
         Employer Sponsored Accounts.............................   135
         E-mail Communication....................................   135
         Reinvestment Privilege..................................   135
         Statements and Reports..................................   135
         Share Certificates......................................   135
         How Share Price Is Determined...........................   135
         When Share Price Is Determined..........................   136
         How NAV Is Determined...................................   136

-    CHOOSING A SHARE CLASS
         Class A Shares - Front Load.............................   136
         Class B Shares - Back Load..............................   137
         Class C Shares - Level Load.............................   137
         Class M Shares - Level Load.............................   137
         Class T Shares..........................................   137
         Contingent Deferred Sales Charge........................   137

-    WAIVERS AND/OR REDUCTIONS OF CHARGES
         Class A and Class T Sales Charge Reductions.............   137
         Waiver of Class A and T Initial Sales Charges...........   138
         Waiver of Class A, Class B, Class C, Class M and Class T
            Contingent Deferred Sales Charges....................   139

-    DISTRIBUTION OF SHARES
         Distribution Plans......................................   139
         Distribution of Class A Shares..........................   139
         Distribution of Class B Shares..........................   139
         Distribution of Class C Shares..........................   139
         Distribution of Class M Shares..........................   139
         Class T Shares..........................................   139
         The Effect of Rule 12b-1................................   139

-    OTHER DISTRIBUTION OR SERVICE ARRANGEMENTS..................   139

-    UNDERWRITING AGREEMENT......................................   141

-    DISTRIBUTIONS AND TAXES
         Taxes on Distributions in General.......................   141
         Distributions from TA IDEX Federated Tax Exempt.........   142
         Taxes on the Sale or Exchange of Shares.................   142
         Withholding Taxes.......................................   142
         Non-Resident Alien Withholding..........................   142
         TA IDEX PIMCO Real Return TIPS..........................   142
         Other Tax Information...................................   143
         Asset Allocation Funds..................................   143
         Investment Policy Changes...............................   143

-    APPENDIX A - EXPLANATION OF STRATEGIES AND RISKS............   A-1

-    APPENDIX B - BOND RATINGS...................................   B-1

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

SECTION A -- FUND DESCRIPTIONS
--------------------------------------------------------------------------------

TA IDEX ASSET ALLOCATION - GROWTH PORTFOLIO
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The investment objective of TA IDEX Asset Allocation - Growth Portfolio is to seek long-term capital appreciation.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund seeks to achieve this objective by investing its assets in a combination of underlying TA IDEX funds based on its investment objective.

In seeking to achieve its investment objective, the fund follows the following investment strategies:

- Under normal market conditions, it seeks to invest 100% of the fund's assets in underlying TA IDEX funds that invest primarily in equities.

- It seeks to adjust the allocations to favor investments in those TA IDEX funds that are expected to provide the most favorable outlook for achieving its investment objective.

- The fund may invest directly in government securities and short-term commercial paper.

The fund will not try to pinpoint the precise moment when a major reallocation should be made. Instead, the fund generally makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving its goal.

As a consequence of its investment strategies and policies, the fund may be a significant shareholder in certain underlying TA IDEX funds.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:

- UNDERLYING FUNDS
The fund's ability to achieve its objective depends largely on the performance of the underlying funds in which it invests a pro rata portion of whose operating expenses the fund bears. Each underlying fund's performance, in turn, depends on the particular securities in which that underlying fund invests. Accordingly, the fund is subject indirectly to all the risks associated with its underlying funds. These risks include the following:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the underlying funds hold fluctuate in price, the value of your investments in the fund will go up and down.

- FIXED-INCOME SECURITIES
The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

 - fluctuations in market value
 - changes in interest rates: the value of a fixed income security generally decreases as interest rates rise
 - length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates
 - issuers defaulting on their obligations to pay interest or return principal

- FOREIGN SECURITIES
Investments in foreign securities including American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include:

 - changes in currency values
 - currency speculation
 - currency trading costs
 - different accounting and reporting practices
 - less information available to the public
 - less (or different) regulation of securities markets
 - more complex business negotiations
 - less liquidity
 - more fluctuations in prices
 - delays in settling foreign securities transactions
 - higher costs for holding shares (custodial fees)
 - higher transaction costs
 - vulnerability to seizure and taxes
 - political instability and small markets
 - different market trading days

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.idexfunds.com 30 days after the end of each calendar quarter. Such information will remain online for six months.

- INVESTOR PROFILE
The fund may be appropriate for investors who seek to maximize returns and who can tolerate substantial volatility in the value of their principal.

TA IDEX ASSET ALLOCATION - GROWTH PORTFOLIO
--------------------------------------------------------------------------------

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Dow Jones Wilshire 5000 Total Market Index (Wilshire 5000 Index) a widely recognized unmanaged index of market performance which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.


YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)


                                 CLASS A SHARES

                               ------------------
(BAR CHART)

2003                                                                             30.21
----                                                                             -----
2004                                                                             12.51





------------------------------------------------------------
CLASS A SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                 6/30/2003          15.84%
------------------------------------------------------------
  Worst Quarter:                3/31/2003          (3.87)%
------------------------------------------------------------



  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04(1)



--------------------------------------------------------------------
                                                            LIFE OF
                                                1 YEAR      FUND(2)
--------------------------------------------------------------------
  Class A
--------------------------------------------------------------------
    Return before taxes                          6.33%       3.71%
--------------------------------------------------------------------
    Return after taxes on distributions(3)       5.88%       3.56%
--------------------------------------------------------------------
    Return after taxes on distributions and
    sales of fund shares(3)                      4.28%       3.11%
--------------------------------------------------------------------
  Class B                                        6.78%       4.12%
--------------------------------------------------------------------
  Class C                                       10.85%      19.56%
--------------------------------------------------------------------
  Wilshire 5000 Index (reflects no deduction
  for fees, expenses, or taxes)                 10.85%       5.32%
--------------------------------------------------------------------



(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.


(2) The fund commenced operations on March 1, 2002. Class C shares commenced operations on November 11, 2002.


(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.



(DOLLAR ICON)

FEES AND EXPENSES
---------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


-----------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)
                                                       CLASS OF SHARES
                                                       ---------------
                                                 A(A)        B          C
-----------------------------------------------------------------------------
 Maximum sales charge (load) imposed on          5.50%      None       None
 purchases (as a % of offering price)
-----------------------------------------------------------------------------
 Maximum deferred sales charge (load) (as a
 percentage of purchase price or redemption     None(a)   5.00%(b)   1.00%(c)
 proceeds, whichever is lower)
-----------------------------------------------------------------------------
 Redemption fee on shares held 5 trading days    2.00%     2.00%      2.00%
 or less (as a percentage of amount redeemed)
-----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(d)
                                                       CLASS OF SHARES
                                                       ---------------
                                                   A         B          C*
-----------------------------------------------------------------------------
 Management fees                                 0.10%     0.10%      0.10%
 Distribution and service (12b-1) fees net(e)    0.00%     0.65%      0.65%
 Other expenses                                  0.28%     0.25%      0.19%
-----------------------------------------------------------------------------
                                                  ------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES            0.38%     1.00%      0.94%
 EXPENSE REDUCTION(f)                            (0)%       (0)%       (0)%
                                                  ------------------------
 NET OPERATING EXPENSES                          0.38%     1.00%      0.94%
-----------------------------------------------------------------------------


(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.

(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year).


(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase.


(d) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2004.


(e) Class A, B and C are authorized under the fund's 12b-1 plan to pay fees of up to 0.35%, 1.00% and 1.00%, respectively. In addition, the underlying fund's Class A shares in which the fund invests imposes a 0.35% 12b-1 fee. To avoid duplication of 12b-1 fees, each class of fund shares has reduced the 12b-1 fees by the amount of underlying fund's Class A 12b-1 fees. The net amount is shown in the table.


(f) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), through March 1, 2006, for expenses that exceed 0.45%, excluding 12b-1 fees. TFAI is entitled to reimbursement by the fund of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 0.45%.

TA IDEX ASSET ALLOCATION - GROWTH PORTFOLIO
--------------------------------------------------------------------------------


EXAMPLE


This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.



---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
     A         $587       $665       $751       $1,004
    B(+)       $602       $618       $652       $1,049
     C         $196       $300       $520       $1,155
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
     A         $587       $665       $751       $1,004
    B(+)       $102       $318       $552       $1,049
     C         $ 96       $300       $520       $1,155
---------------------------------------------------------


(+) Examples for Class B shares assume conversion to Class A shares eight years after purchase.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:


  Transamerica Fund Advisors, Inc. (TFAI)

  570 Carillon Parkway
  St. Petersburg, Florida 33716-1202


PORTFOLIO CONSTRUCTION CONSULTANT:



  Morningstar Associates, LLC



  For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.


ADVISORY FEE:

Average Daily Net Assets.........................    0.10%


Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction consultant and, as such, makes asset allocation and fund selection decisions for the portfolio.


(DOLLAR ICON)
UNDERLYING FUND EXPENSES
---------------------------------------------------------

Shareholders in the fund will bear indirectly the proportionate expenses of the underlying TA IDEX funds in which the fund invests, including a 12b-1 fee of up to 0.35% incurred as a result of the fund's investment in Class A shares of the underlying TA IDEX funds.


After combining the total net operating expenses of the fund with the weighted average of the total operating expense ratios of the underlying funds in which it invested as of the close of the fund's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the fund (calculated as a percentage of average net assets) are estimated to be as follows:



CLASS A   CLASS B   CLASS C
-------   -------   -------
 1.77%     2.39%     2.33%


These expense ratios are estimates only, and may vary.

TA IDEX ASSET ALLOCATION - GROWTH PORTFOLIO
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the fund's performance for as long as it has been operating. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2004 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2004 Annual Report, which is available to you upon request.

                                                           CLASS A                                 CLASS B
                                            -----------------------------------------------------------------------------
                                                    Year or Period Ended                    Year or Period Ended
                                              October 31,       October 31,(a,b)      October 31,       October 31,(a,b)
                                            -----------------------------------------------------------------------------
                                                  2004           2003      2002           2004           2003      2002
                                            ----------------   --------   -------   ----------------   --------   -------
Net Asset Value, Beginning of Period               $9.82          $7.95    $10.00          $9.71          $7.91    $10.00
Investment Operations:
 Net Investment Income (Loss)                      (0.02)         (0.03)    (0.02)         (0.09)         (0.08)    (0.06)
 Net Realized and Unrealized Gain (Loss)            0.95           1.90     (2.03)          0.95           1.88     (2.03)
   Total Operations                                 0.93           1.87     (2.05)          0.86           1.80     (2.09)
                                            -----------------------------------------------------------------------------
Distributions:
 From Net Investment Income                            -              -         -              -              -         -
 From Net Realized Gains                               -              -         -              -              -         -
   Total Distributions                                 -              -         -              -              -         -
Net Asset Value, End of Period                    $10.75          $9.82     $7.95         $10.57          $9.71     $7.91
                                            =============================================================================

Total Return(c)                                     9.47%         23.52%   (20.50)%         8.96%         22.76%   (20.90)%
Net Assets, End of Period (000's)               $171,708        $55,209    $8,368       $160,959        $82,318   $10,452
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                           0.43%          0.45%     0.45%          1.05%          1.10%     1.10%
   Total(f)                                         0.38%          0.60%     1.65%          1.00%          1.25%     2.30%
 Net Investment Income (Loss) to Average
   Net Assets(d)                                   (0.22)%        (0.30)%   (0.44)%        (0.82)%        (0.95)%   (1.09)%
 Portfolio Turnover Rate(g)                            5%            25%       31%             5%            25%       31%

                                                        CLASS C*
                                            ---------------------------------
                                                  Year or Period Ended
                                             October 31,     October 31,(a,b)
                                            ---------------------------------
                                                 2004              2003
                                            --------------   ----------------
Net Asset Value, Beginning of Period              $9.71             $7.86
Investment Operations:
 Net Investment Income (Loss)                     (0.08)            (0.08)
 Net Realized and Unrealized Gain (Loss)           0.94              1.93
   Total Operations                                0.86              1.85
                                            ---------------------------------
Distributions:
 From Net Investment Income                           -                 -
 From Net Realized Gains                              -                 -
   Total Distributions                                -                 -
Net Asset Value, End of Period                   $10.57             $9.71
                                            =================================
Total Return(c)                                    8.86%            23.54%
Net Assets, End of Period (000's)              $356,543          $116,956
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                          0.99%             1.10%
   Total(f)                                        0.94%             1.25%
 Net Investment Income (Loss) to Average
   Net Assets(d)                                  (0.78)%           (0.95)%
 Portfolio Turnover Rate(g)                           5%               25%

* Prior to March 1, 2004, Class C shares were known as Class L shares. Effective June 15, 2004, Class C2 shares merged into Class C shares; effective September 24, 2004, Class M shares merged into Class C shares.
(a) Per share information is calculated based on average number of shares outstanding.
(b) TA IDEX Asset Allocation-Growth Portfolio commenced operations on March 1, 2002. The inception date for the offering of Class C shares was November 11, 2002.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.
(d) Annualized.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g) Not annualized for periods of less than one year.

TA IDEX ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The investment objective of TA IDEX Asset Allocation - Moderate Growth Portfolio is to seek capital appreciation with current income as a secondary objective.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund seeks to achieve this objective by investing its assets in a combination of underlying TA IDEX funds based on its investment objective.

In seeking to achieve its investment objective, the fund follows the following investment strategies:

- Under normal market conditions, it seeks to adjust its investments in underlying TA IDEX funds to achieve a mix over time of approximately 70% of assets in equities, 20% of assets in bonds, and 10% of assets in money market instruments. These percentages may vary at different times.

- It seeks to adjust the allocations to favor investments in those TA IDEX funds that are expected to provide the most favorable outlook for achieving its investment objective.

- The fund may also invest directly in government securities and short-term commercial paper.

The fund will not try to pinpoint the precise moment when a major reallocation should be made. Instead the fund generally makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving its goal.

As a consequence of its investment strategies and policies, the fund may be a significant shareholder in certain underlying TA IDEX funds.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:

- UNDERLYING FUNDS
The fund's ability to achieve its objective depends largely on the performance of the underlying funds in which it invests a pro rata portion of whose operating expenses the fund bears. Each underlying fund's performance, in turn, depends on the particular securities in which that underlying fund invests. Accordingly, the fund is subject indirectly to all the risks associated with its underlying funds.

These risks include the following:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the underlying funds hold fluctuate in price, the value of your investments in the fund will go up and down.

- FIXED-INCOME SECURITIES
The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

 - fluctuations in market value
 - changes in interest rates: the value of a fixed income security generally decreases as interest rates rise
 - length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates
 - issuers defaulting on their obligations to pay interest or return principal

- FOREIGN SECURITIES
Investments in foreign securities including American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include:

 - changes in currency values
 - currency speculation
 - currency trading costs
 - different accounting and reporting practices
 - less information available to the public
 - less (or different) regulation of securities markets
 - more complex business negotiations
 - less liquidity
 - more fluctuations in prices
 - delays in settling foreign securities transactions
 - higher costs for holding shares (custodial fees)
 - higher transaction costs
 - vulnerability to seizure and taxes
 - political instability and small markets
 - different market trading days

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.idexfunds.com 30 days after the end of each calendar quarter. Such information will remain online for six months.

- INVESTOR PROFILE
The fund may be appropriate for investors who seek capital appreciation with a longer-term time horizon and can tolerate some market volatility.

TA IDEX ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO
--------------------------------------------------------------------------------

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Dow Jones Wilshire 5000 Total Market Index (Wilshire 5000 Index) a widely recognized unmanaged index of market performance which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.


YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)


                                 CLASS A SHARES

(BAR CHART)                    ------------------

2003                                                                             26.70
2004                                                                             11.38





------------------------------------------------------------
CLASS A SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                6/30/2003          13.35%
------------------------------------------------------------
  Worst Quarter:               3/31/2003          (2.14)%
------------------------------------------------------------



  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04(1)



--------------------------------------------------------------------
                                                            LIFE OF
                                                1 YEAR      FUND(2)
--------------------------------------------------------------------
  Class A
--------------------------------------------------------------------
    Return before taxes                          5.25%       4.40%
--------------------------------------------------------------------
    Return after taxes on distributions(3)       4.58%       3.98%
--------------------------------------------------------------------
    Return after taxes on distributions and
    sales of fund shares(3)                      3.53%       3.52%
--------------------------------------------------------------------
  Class B                                        5.69%       4.84%
--------------------------------------------------------------------
  Class C                                        9.76%      17.55%
--------------------------------------------------------------------
  Wilshire 5000 Index (reflects no deduction
  for fees, expenses, or taxes)                 10.85%       5.32%
--------------------------------------------------------------------



(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.


(2) The fund commenced operations on March 1, 2002. Class C shares commenced operations on November 11, 2002.


(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.



(DOLLAR ICON)

FEES AND EXPENSES
---------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


----------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)
                                                      CLASS OF SHARES
                                                      ---------------
                                                A(A)        B          C
----------------------------------------------------------------------------
 Maximum sales charge (load) imposed on         5.50%      None       None
 purchases (as a % of offering price)
----------------------------------------------------------------------------
 Maximum deferred sales charge (load) (as a
 percentage of purchase price or redemption    None(a)   5.00%(b)   1.00%(c)
 proceeds, whichever is lower)
----------------------------------------------------------------------------
 Redemption fee on shares held 5 trading days   2.00%     2.00%      2.00%
 or less (as a percentage of amount redeemed)
----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(d)
                                                      CLASS OF SHARES
                                                      ---------------
                                                  A         B          C*
----------------------------------------------------------------------------
 Management fees                                0.10%     0.10%      0.10%
 Distribution and service (12b-1) fees net(e)   0.00%     0.65%      0.65%
 Other expenses                                 0.21%     0.21%      0.16%
----------------------------------------------------------------------------
                                                 -------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES           0.31%     0.96%      0.91%
 EXPENSE REDUCTION(F)                           0.00%     0.00%      0.00%
                                                 -------------------------
 NET OPERATING EXPENSES                         0.31%     0.96%      0.91%
----------------------------------------------------------------------------


(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.


(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year).



(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase.



(d) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2004.



(e) Class A, B and C are authorized under the fund's 12b-1 plan to pay fees of up to 0.35%, 1.00% and 1.00%, respectively. In addition, the underlying fund's Class A shares in which the fund invests imposes a 0.35% 12b-1 fee. To avoid duplication of 12b-1 fees, each class of fund shares has reduced the 12b-1 fees by the amount of underlying fund's Class A 12b-1 fees. The net amount is shown in the table.



(f) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), through March 1, 2006, for expenses that exceed 0.45%, excluding 12b-1 fees. TFAI is entitled to reimbursement by the fund of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 0.45%.

TA IDEX ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO
--------------------------------------------------------------------------------


EXAMPLE


This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.



---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $580       $644       $715       $  922
    B(+)       $598       $606       $631       $  993
    C          $193       $290       $504       $1,120
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $580       $644       $715       $  922
    B(+)       $ 98       $306       $531       $  993
    C          $ 93       $290       $504       $1,120
---------------------------------------------------------


(+) Examples for Class B shares assume conversion to Class A shares eight years after purchase.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:


   Transamerica Fund Advisors, Inc. (TFAI)

   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202


PORTFOLIO CONSTRUCTION CONSULTANT:



   Morningstar Associates, LLC



   For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.


ADVISORY FEE:

All Average Daily Net Assets.....................    0.10%


PORTFOLIO MANAGER:



Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction consultant and, as such, makes asset allocation and fund selection decisions for the portfolio.


(DOLLAR ICON)
UNDERLYING FUND EXPENSES
---------------------------------------------------------


Shareholders in the fund will bear indirectly the proportionate expenses of the underlying TA IDEX Mutual Funds in which the fund invests, including a 12b-1 fee of up to 0.35% incurred as a result of the fund's investment in Class A shares of the Underlying Fund. Any and all of the TA IDEX funds can be used in the portfolio.


After combining the total net operating expenses of the fund with the weighted average of the total operating expense ratios of the underlying funds in which it invested as of the close of the fund's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the fund (calculated as a percentage of average net assets) are estimated to be as follows:


CLASS A   CLASS B   CLASS C
-------   -------   -------
 1.64%     2.29%     2.24%


These expense ratios are estimates only, and may vary.

TA IDEX ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the fund's performance for as long as it has been operating. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2004 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2004 Annual Report, which is available to you upon request.

                                                        CLASS A                            CLASS B
                                            -------------------------------------------------------------------
                                                  Year or Period Ended               Year or Period Ended
                                            October 31,    October 31,(a,b)    October 31,    October 31,(a,b)
                                            -------------------------------------------------------------------
                                               2004         2003      2002        2004         2003      2002
                                            -----------   --------   -------   -----------   --------   -------
Net Asset Value, Beginning of Period           $10.13        $8.37    $10.00      $10.09        $8.33    $10.00
Investment Operations:
 Net Investment Income (Loss)                    0.05         0.04      0.02       (0.02)       (0.02)    (0.01)
 Net Realized and Unrealized Gain (Loss)         0.87         1.77     (1.65)       0.85         1.78     (1.66)
   Total Operations                              0.92         1.81     (1.63)       0.83         1.76     (1.67)
                                            -------------------------------------------------------------------
Distributions:
 From Net Investment Income                    $(0.08)      $(0.05)        -      $(0.02)           -         -
 From Net Realized Gains                            -            -         -           -            -         -
   Total Distributions                         $(0.08)      $(0.05)        -      $(0.02)           -         -
Net Asset Value, End of Period                 $10.97       $10.13     $8.37      $10.90       $10.09     $8.33
                                            ===================================================================

Total Return(c)                                  9.09%       21.79%   (16.30)%      8.25%       21.15%   (16.70)%
Net Assets, End of Period (000's)            $352,852     $136,295   $20,681    $333,533     $190,621   $33,241
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                        0.32%        0.44%     0.45%       0.97%        1.09%     1.10%
   Total(f)                                      0.31%        0.44%     0.90%       0.96%        1.09%     1.55%
 Net Investment Income (Loss) to Average
   Net Assets(d)                                 0.45%        0.48%     0.41%      (0.19)%      (0.17)%   (0.24)%
 Portfolio Turnover Rate(g)                         3%          15%       21%          3%          15%       21%

                                                       CLASS C*
                                            ------------------------------
                                                 Year or Period Ended
                                            October 31,   October 31,(a,b)
                                            ------------------------------
                                               2004             2003
                                            -----------   ----------------
Net Asset Value, Beginning of Period           $10.09            $8.31
Investment Operations:
 Net Investment Income (Loss)                   (0.02)           (0.02)
 Net Realized and Unrealized Gain (Loss)         0.86             1.80
   Total Operations                              0.84             1.78
                                            ------------------------------
Distributions:
 From Net Investment Income                    $(0.02)               -
 From Net Realized Gains                            -                -
   Total Distributions                         $(0.02)               -
Net Asset Value, End of Period                 $10.91           $10.09
                                            ==============================
Total Return(c)                                  8.35%           21.44%
Net Assets, End of Period (000's)            $675,562         $239,043
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                        0.92%            1.09%
   Total(f)                                      0.91%            1.09%
 Net Investment Income (Loss) to Average
   Net Assets(d)                                (0.15)%          (0.17)%
 Portfolio Turnover Rate(g)                         3               15

* Prior to March 1, 2004, Class C shares were known as Class L shares. Effective June 15, 2004, Class C2 shares merged into Class C shares; effective September 24, 2004, Class M shares merged into Class C shares.
(a) Per share information is calculated based on average number of shares outstanding.
(b) TA IDEX Asset Allocation-Moderate Growth Portfolio commenced operations on March 1, 2002. The inception date for the offering of Class C shares was November 11, 2002.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.
(d) Annualized.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g)  Not annualized for periods of less than one year.

TA IDEX ASSET ALLOCATION - MODERATE PORTFOLIO
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The investment objective of TA IDEX Asset Allocation - Moderate Portfolio is to seek capital appreciation and current income.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund seeks to achieve this objective by investing its assets in a combination of underlying TA IDEX funds based on its investment objective.

In seeking to achieve its investment objective, the fund follows the following strategies:

- Under normal market conditions, it seeks to adjust its investments in underlying TA IDEX funds to achieve a mix over time of approximately 50% of assets in equities, 40% of assets in bonds, and 10% of assets in money market instruments. These percentages may vary at different times.

- It seeks to adjust the allocations to favor investments in those TA IDEX funds that are expected to provide the most favorable outlook for achieving its investment objective.

- The fund may also invest directly in government securities and short-term commercial paper.

The fund will not try to pinpoint the precise moment when a major reallocation should be made. Instead, the fund generally makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving its goal.

As a consequence of its investment strategies and policies, the fund may be a significant shareholder in certain underlying TA IDEX funds.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:

- UNDERLYING FUNDS
The fund's ability to achieve its objective depends largely on the performance of the underlying funds in which it invests a pro rata portion of whose operating expenses the fund bears. Each underlying fund's performance, in turn, depends on the particular securities in which that underlying fund invests. Accordingly, the fund is subject indirectly to all the risks associated with its underlying funds.

These risks include the following:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.
Because the stocks the underlying funds hold fluctuate in price, the value of your investments in the fund will go up and down.

- FIXED-INCOME SECURITIES
The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

 - fluctuations in market value
 - changes in interest rates: the value of a fixed income security generally decreases as interest rates rise
 - length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates
 - issuers defaulting on their obligations to pay interest or return principal

- FOREIGN SECURITIES
Investments in foreign securities including American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include:

 - changes in currency values
 - currency speculation
 - currency trading costs
 - different accounting and reporting practices
 - less information available to the public
 - less (or different) regulation of securities markets
 - more complex business negotiations
 - less liquidity
 - more fluctuations in prices
 - delays in settling foreign securities transactions
 - higher costs for holding shares (custodial fees)
 - higher transaction costs
 - vulnerability to seizure and taxes
 - political instability and small markets
 - different market trading days

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.idexfunds.com 30 days after the end of each calendar quarter. Such information will remain online for six months.

- INVESTOR PROFILE
The fund may be appropriate for investors who seek capital appreciation and can tolerate some market volatility.

TA IDEX ASSET ALLOCATION - MODERATE PORTFOLIO
--------------------------------------------------------------------------------

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Dow Jones Wilshire 5000 Total Market Index (Wilshire 5000 Index) which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges and Lehman Brothers Aggregate Bond Index (LBABI Index) which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Each is a widely recognized unmanaged index of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.


YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)


                                 CLASS A SHARES

(Bar Chart)                    ------------------

2003                                                                             23.79
2004                                                                             10.98





-----------------------------------------------------------
CLASS A SHARES               QUARTER ENDED       RETURN
-----------------------------------------------------------
  Best Quarter:               6/30/2003           11.74%
-----------------------------------------------------------
  Worst Quarter:              3/31/2003          (1.25)%
-----------------------------------------------------------



  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04(1)



-------------------------------------------------------------------
                                                        LIFE OF
                                              1 YEAR    FUND(2)
-------------------------------------------------------------------
  Class A
-------------------------------------------------------------------
    Return before taxes                        4.88%     5.13%
-------------------------------------------------------------------
    Return after taxes on distributions(3)     3.79%     4.43%
-------------------------------------------------------------------
    Return after taxes on distributions and
    sales of fund shares(3)                    3.30%     3.99%
-------------------------------------------------------------------
  Class B                                      5.26%     5.59%
-------------------------------------------------------------------
  Class C                                      9.35%    16.06%
-------------------------------------------------------------------
  Wilshire 5000 Index (reflects no
  deduction for fees, expenses, or taxes)     10.85%     5.32%
-------------------------------------------------------------------
  LBABI Index (reflects no deduction for
  fees, expenses, or taxes)                    4.34%     5.89%
-------------------------------------------------------------------



(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.


(2) The fund commenced operations on March 1, 2002. Class C shares commenced operations on November 11, 2002.


(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.



(DOLLAR ICON)

FEES AND EXPENSES
---------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


----------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)
                                                      CLASS OF SHARES
                                                      ---------------
                                                A(A)        B          C
----------------------------------------------------------------------------
 Maximum sales charge (load) imposed on         5.50%      None       None
 purchases (as a % of offering price)
----------------------------------------------------------------------------
 Maximum deferred sales charge (load) (as a
 percentage of purchase price or redemption    None(a)   5.00%(b)   1.00%(c)
 proceeds, whichever is lower)
----------------------------------------------------------------------------
 Redemption fee on shares held 5 trading days   2.00%     2.00%      2.00%
 or less (as a percentage of amount redeemed)
----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(d)
                                                      CLASS OF SHARES
                                                      ---------------
                                                  A         B          C*
----------------------------------------------------------------------------
 Management fees                                0.10%     0.10%      0.10%
 Distribution and service (12b-1) fees net(e)   0.00%     0.65%      0.65%
 Other expenses                                 0.18%     0.18%      0.14%
----------------------------------------------------------------------------
                                                 -------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES           0.28%     0.93%      0.89%
 EXPENSE REDUCTION(F)                           0.00%     0.00%      0.00%
                                                 -------------------------
 NET OPERATING EXPENSES                         0.28%     0.93%      0.89%
----------------------------------------------------------------------------


(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.


(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%- 1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year).



(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase.



(d) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2004.



(e) Class A, B and C, are authorized under the fund's 12b-1 plan to pay fees of up to 0.35%, 1.00% and 1.00%, respectively. In addition, the underlying fund's Class A shares in which the fund invests imposes a 0.35% 12b-1 fee. To avoid duplication of 12b-1 fees, each class of fund shares has reduced the 12b-1 fees by the amount of underlying fund's Class A 12b-1 fees. The net amount is shown in the table.



(f) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), through March 1, 2006, for expenses that exceed 0.45%, excluding 12b-1 fees. TFAI is entitled to reimbursement by the fund of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 0.45%.


EXAMPLE

This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

TA IDEX ASSET ALLOCATION - MODERATE PORTFOLIO
--------------------------------------------------------------------------------


---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $577       $635       $699       $  886
    B(+)       $595       $596       $615       $  957
    C          $191       $284       $493       $1,096
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $577       $635       $699       $  886
    B(+)       $ 95       $296       $515       $  957
    C          $ 91       $284       $493       $1,096
---------------------------------------------------------


(+) Examples for Class B shares assume conversion to Class A shares eight years after purchase.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:


   Transamerica Fund Advisors, Inc. (TFAI)

   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202


PORTFOLIO CONSTRUCTION CONSULTANT:



  Morningstar Associates, LLC



   For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.


ADVISORY FEE:

Average Daily Net Assets.........................    0.10%


PORTFOLIO MANAGER:



Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction consultant and, as such, makes asset allocation and fund selection decisions for the portfolio.


(DOLLAR ICON)
UNDERLYING FUND EXPENSES
---------------------------------------------------------

Shareholders in the fund will bear indirectly the proportionate expenses of the underlying TA IDEX funds in which the fund invests, including a 12b-1 fee of up to 0.35% incurred as a result of the fund's investment in Class A shares of the underlying TA IDEX funds. Any and all of the TA IDEX funds can be used in the portfolio.

After combining the total net operating expenses of the fund with the weighted average of the total operating expense ratios of the underlying funds in which it invested as of the close of the fund's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the fund (calculated as a percentage of average net assets) are estimated to be as follows:


CLASS A   CLASS B   CLASS C
-------   -------   -------
 1.57%     2.22%     2.18%


These expense ratios are estimates only, and may vary.

TA IDEX ASSET ALLOCATION - MODERATE PORTFOLIO
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the fund's performance for as long as it has been operating. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2004 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2004 Annual Report, which is available to you upon request.

                                                        CLASS A                            CLASS B
                                            -------------------------------------------------------------------
                                                  Year or Period Ended               Year or Period Ended
                                            October 31,    October 31,(a,b)    October 31,    October 31,(a,b)
                                            -------------------------------------------------------------------
                                               2004         2003      2002        2004         2003      2002
                                            -----------   --------   -------   -----------   --------   -------
Net Asset Value, Beginning of Period           $10.42        $8.76    $10.00      $10.37        $8.71    $10.00
Investment Operations:
 Net Investment Income (Loss)                    0.12         0.12      0.04        0.05         0.05      0.01
 Net Realized and Unrealized Gain (Loss)         0.84         1.62     (1.28)       0.83         1.63     (1.30)
   Total Operations                              0.96         1.74     (1.24)       0.88         1.68     (1.29)
                                            -------------------------------------------------------------------
Distributions:
 From Net Investment Income                    $(0.15)      $(0.08)        -      $(0.09)      $(0.02)        -
 From Net Realized Gains                            -            -         -           -            -         -
   Total Distributions                         $(0.15)      $(0.08)        -      $(0.09)      $(0.02)        -
Net Asset Value, End of Period                 $11.23       $10.42     $8.76      $11.16       $10.37     $8.71
                                            ===================================================================

Total Return(c)                                  9.32%       19.98%   (12.40)%      8.62%       19.39%   (12.90)%
Net Assets, End of Period (000's)            $232,748     $116,102   $17,517    $261,772     $183,148   $38,969
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                        0.28%        0.37%     0.45%       0.93%        1.02%     1.10%
   Total(f)                                      0.28%        0.37%     0.78%       0.93%        1.02%     1.43%
 Net Investment Income (Loss) to Average
   Net Assets(d)                                 1.13%        1.22%     0.83%       0.48%        0.57%     0.18%
 Portfolio Turnover Rate(g)                         1%          18%       12%          1%          18%       12%

                                                       CLASS C*
                                            ------------------------------
                                                 Year or Period Ended
                                            October 31,   October 31,(a,b)
                                            ------------------------------
                                               2004             2003
                                            -----------   ----------------
Net Asset Value, Beginning of Period           $10.37            $8.71
Investment Operations:
 Net Investment Income (Loss)                    0.05             0.05
 Net Realized and Unrealized Gain (Loss)         0.84             1.63
   Total Operations                              0.89             1.68
                                            ------------------------------
Distributions:
 From Net Investment Income                    $(0.09)          $(0.02)
 From Net Realized Gains                            -                -
   Total Distributions                         $(0.09)          $(0.02)
Net Asset Value, End of Period                 $11.17           $10.37
                                            ==============================
Total Return(c)                                  8.67%           19.39%
Net Assets, End of Period (000's)            $518,527         $201,774
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                        0.89%            1.02%
   Total(f)                                      0.89%            1.02%
 Net Investment Income (Loss) to Average
   Net Assets(d)                                 0.50%            0.57%
 Portfolio Turnover Rate(g)                         1%              18%

* Prior to March 1, 2004, Class C shares were known as Class L shares. Effective June 15, 2004, Class C2 shares merged into Class C shares; effective September 24, 2004, Class M shares merged into Class C shares.
(a) Per share information is calculated based on average number of shares outstanding.
(b) TA IDEX Asset Allocation-Moderate Portfolio commenced operations on March 1, 2002. The inception date for the offering of Class C shares was November 11, 2002.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.
(d) Annualized.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g)  Not annualized for periods of less than one year.

TA IDEX ASSET ALLOCATION - CONSERVATIVE PORTFOLIO
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The investment objective of TA IDEX Asset Allocation - Conservative Portfolio is to seek current income and preservation of capital.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund seeks to achieve this objective by investing its assets in a combination of underlying TA IDEX funds based on its investment objective.

In seeking to achieve its investment objective, the fund follows the following investment strategies:

- Under normal market conditions, it seeks to adjust its investments in underlying TA IDEX funds to achieve a mix over time of approximately 35% of assets in equities, 55% of assets in bonds, and 10% of assets in money market instruments. These percentages may vary at different times.

- It seeks to adjust the allocations to favor investments in those TA IDEX funds that are expected to provide the most favorable outlook for achieving its investment objective.

- The fund may also invest directly in government securities and short-term commercial paper.

The fund will not try to pinpoint the precise moment when a major reallocation should be made. Instead, the fund generally makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving its goal.

As a consequence of its investment strategies and policies, the fund may be a significant shareholder in certain underlying TA IDEX funds.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:

- UNDERLYING FUNDS
The fund's ability to achieve its objective depends largely on the performance of the underlying funds in which it invests a pro rata portion of whose operating expenses the fund bears. Each underlying fund's performance, in turn, depends on the particular securities in which that underlying fund invests. Accordingly, the fund is subject indirectly to all the risks associated with its underlying funds.

These risks include the following:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the underlying funds holds fluctuate in price, the value of your investments in the fund will go up and down.

- FIXED-INCOME SECURITIES
The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

 - fluctuations in market value
 - changes in interest rates: the value of a fixed income security generally decreases as interest rates rise
 - length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates
 - issuers defaulting on their obligations to pay interest or return principal

- FOREIGN SECURITIES
Investments in foreign securities including American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include:

 - changes in currency values
 - currency speculation
 - currency trading costs
 - different accounting and reporting practices
 - less information available to the public
 - less (or different) regulation of securities markets
 - more complex business negotiations
 - less liquidity
 - more fluctuations in prices
 - delays in settling foreign securities transactions
 - higher costs for holding shares (custodial fees)
 - higher transaction costs
 - vulnerability to seizure and taxes
 - political instability and small markets
 - different market trading days

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.idexfunds.com 30 days after the end of each calendar quarter. Such information will remain online for six months.

- INVESTOR PROFILE
The fund may be appropriate for investors who seek to preserve capital.

TA IDEX ASSET ALLOCATION - CONSERVATIVE PORTFOLIO
--------------------------------------------------------------------------------

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Lehman Brothers Aggregate Bond Index (LBABI Index) a widely recognized unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)


                                 CLASS A SHARES

(Bar Chart)                    ------------------

2003                                                                             20.83
2004                                                                              9.93





------------------------------------------------------------
CLASS A SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                 6/30/2003          9.83%
------------------------------------------------------------
  Worst Quarter:                6/30/2004         (1.40)%
------------------------------------------------------------



  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04(1)



--------------------------------------------------------------------
                                                           LIFE OF
                                              1 YEAR       FUND(2)
--------------------------------------------------------------------
  Class A
--------------------------------------------------------------------
    Return before taxes                        3.89%        5.91%
--------------------------------------------------------------------
    Return after taxes on distributions(3)     1.96%        4.74%
--------------------------------------------------------------------
    Return after taxes on distributions and
    sales of fund shares(3)                    2.72%        4.38%
--------------------------------------------------------------------
  Class B                                      4.19%        6.40%
--------------------------------------------------------------------
  Class C                                      8.19%       14.27%
--------------------------------------------------------------------
  LBABI Index (reflects no deduction for
  fees, expenses, or taxes)                    4.34%        5.89%
--------------------------------------------------------------------



(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.


(2) The fund commenced operations on March 1, 2002. Class C shares commenced operations on November 11, 2002.


(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.



(DOLLAR ICON)

FEES AND EXPENSES
---------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)
                                                 CLASS OF SHARES
                                                 ---------------
                                           A(A)        B        C
------------------------------------------------------------------------
 Maximum sales charge (load) imposed on    5.50%      None     None
 purchases (as a % of offering price)
------------------------------------------------------------------------
 Maximum deferred sales charge (load)
 (as a percentage of purchase price or    None(a)   5.00%(b)   1.00%(c)
 redemption proceeds, whichever is
 lower)
------------------------------------------------------------------------
 Redemption fee on shares held 5 trading
 days or less (as a percentage of amount   2.00%     2.00%     2.00%
 redeemed)
------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(d)
                                                 CLASS OF SHARES
                                                 ---------------
                                             A         B        C*
------------------------------------------------------------------------
 Management fees                           0.10%     0.10%     0.10%
 Distribution and service (12b-1) fees     0.00%     0.65%     0.65%
 net(e)
 Other expenses                            0.18%     0.16%     0.17%
------------------------------------------------------------------------
                                            -------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES      0.28%     0.91%     0.92%
 EXPENSE REDUCTION(f)                      0.00%     0.00%     0.00%
                                            -------------------------
 NET OPERATING EXPENSES                    0.28%     0.91%     0.92%
------------------------------------------------------------------------


(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1 % contingent deferred sales charge for 24 months after purchase.

(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1% 5th year).


(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase.

(d) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2004.

(e) Class A, B, and C are authorized under the fund's 12b-1 plan to pay fees of up to 0.35%, 1.00% and 1.00%, respectively. In addition, the underlying fund's Class A shares in which the fund invests imposes a 0.35% 12b-1 fee. To avoid duplication of 12b-1 fees, each class of fund shares has reduced the 12b-1 fees by the amount of underlying fund's Class A 12b-1 fees. The net amount is shown in the table.


(f) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), through March 1, 2006, for expenses that exceed 0.45%, excluding 12b-1 fees. TFAI is entitled to reimbursement by the fund of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 0.45%.

TA IDEX ASSET ALLOCATION - CONSERVATIVE PORTFOLIO
--------------------------------------------------------------------------------


EXAMPLE


This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.



---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $577       $635       $699       $  886
    B(+)       $593       $590       $604       $  939
    C          $194       $293       $509       $1,131
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $577       $635       $699       $  886
    B(+)       $ 93       $290       $504       $  939
    C          $ 94       $293       $509       $1,131
---------------------------------------------------------


(+) Examples for Class B shares assume conversion to Class A shares eight years after purchase.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:


   Transamerica Fund Advisors, Inc. (TFAI)

   570 Carillon Parkway

   St. Petersburg, Florida 33716-1202



PORTFOLIO CONSTRUCTION CONSULTANT:



   Morningstar Associates, LLC



   For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.


ADVISORY FEE:

Average Daily Net Assets.........................    0.10%


Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction consultant and, as such, makes asset allocation and fund selection decisions for the portfolio.


(DOLLAR ICON)
UNDERLYING FUND EXPENSES
---------------------------------------------------------

Shareholders in the fund will bear indirectly the proportionate expenses of the underlying TA IDEX funds in which the fund invests, including a 12b-1 fee of up to 0.35% incurred as a result of the fund's investment in Class A shares of the underlying TA IDEX funds. Any and all of the TA IDEX funds can be used in the portfolio.

After combining the total net operating expenses of the fund with the weighted average of the total operating expense ratios of the underlying funds in which it invested as of the close of the fund's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the fund (calculated as a percentage of average net assets) are estimated to be as follows:


CLASS A   CLASS B   CLASS C
-------   -------   -------
 1.52%     2.15%     2.16%


These expense ratios are estimates only, and may vary.

TA IDEX ASSET ALLOCATION - CONSERVATIVE PORTFOLIO
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the fund's performance for as long as it has been operating. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2004 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2004 Annual Report, which is available to you upon request.

                                                          CLASS A                                CLASS B
                                            ---------------------------------------------------------------------------
                                                    Year or Period Ended                   Year or Period Ended
                                               October 31,      October 31,(a,b)     October 31,      October 31,(a,b)
                                            ---------------------------------------------------------------------------
                                                  2004           2003      2002          2004          2003      2002
                                            -----------------   -------   ------   ----------------   -------   -------
Net Asset Value, Beginning of Period              $10.67          $9.22   $10.00        $10.66          $9.18    $10.00
Investment Operations:
 Net Investment Income (Loss)                       0.17           0.18     0.07          0.10           0.11      0.03
 Net Realized and Unrealized Gain (Loss)            0.77           1.47    (0.85)         0.76           1.47     (0.85)
   Total Operations                                 0.94           1.65    (0.78)         0.86           1.58     (0.82)
                                            ---------------------------------------------------------------------------
Distributions:
 From Net Investment Income                       $(0.51)        $(0.20)       -        $(0.44)        $(0.10)        -
 From Net Realized Gains                           (0.03)             -        -         (0.03)             -         -
   Total Distributions                             (0.54)         (0.20)       -         (0.47)         (0.10)        -
Net Asset Value, End of Period                    $11.07         $10.67    $9.22        $11.05         $10.66     $9.18
                                            ===========================================================================

Total Return(c)                                     8.97%         18.18%   (7.80)%        8.21%         17.38%    (8.20)%
Net Assets, End of Period (000's)                $99,811        $59,250   $9,482      $106,601        $85,134   $23,229
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                           0.29%          0.41%    0.45%         0.92%          1.06%     1.10%
   Total(f)                                         0.28%          0.41%    1.21%         0.91%          1.06%     1.86%
 Net Investment Income (Loss) to Average
   Net Assets(d)                                    1.55%          1.80%    1.27%         0.93%          1.15%     0.62%
 Portfolio Turnover Rate (g)                          11%            22%       8%           11%            22%        8%

                                                         CLASS C*
                                            -----------------------------------
                                                   Year or Period Ended
                                              October 31,      October 31,(a,b)
                                            -----------------------------------
                                                  2004               2003
                                            ----------------   ----------------
Net Asset Value, Beginning of Period             $10.66               $9.19
Investment Operations:
 Net Investment Income (Loss)                      0.10                0.11
 Net Realized and Unrealized Gain (Loss)           0.76                1.46
   Total Operations                                0.86                1.57
                                            -----------------------------------
Distributions:
 From Net Investment Income                      $(0.44)             $(0.10)
 From Net Realized Gains                          (0.03)                  -
   Total Distributions                            (0.47)              (0.10)
Net Asset Value, End of Period                   $11.05              $10.66
                                            ===================================
Total Return(c)                                    8.26%              17.25%
Net Assets, End of Period (000's)              $182,112             $83,165
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                          0.93%               1.06%
   Total(f)                                        0.92%               1.06%
 Net Investment Income (Loss) to Average
   Net Assets(d)                                   0.89%               1.15%
 Portfolio Turnover Rate (g)                         11%                 22%

* Prior to March 1, 2004, Class C shares were known as Class L shares. Effective June 15, 2004, Class C2 shares merged into Class C shares; effective September 24, 2004, Class M shares merged into Class C shares.
(a) Per share information is calculated based on average number of shares outstanding.
(b) TA IDEX Asset Allocation-Conservative Portfolio commenced operations on March 1, 2002. The inception date for the offering of Class C shares was November 11, 2002.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.
(d) Annualized.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g)  Not annualized for periods of less than one year.

TA IDEX AMERICAN CENTURY LARGE COMPANY VALUE
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of TA IDEX American Century Large Company Value is to seek long-term capital growth; income is a secondary goal.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, American Century Investment Management, Inc. (American Century), seeks to achieve this objective by investing principally in:

- U.S. equity securities

The fund invests primarily in larger companies. Under normal market conditions the fund will have at least 80% of its assets in U.S. equity securities of companies comprising the Russell 1000 Index.

The fund's sub-adviser looks for stocks of companies that it believes are undervalued at the time of purchase. The managers use a value investment strategy that looks for companies that are temporarily out of favor in the market. The managers attempt to purchase and hold the stocks of these undervalued companies and hold them until these companies have returned to favor in the market and their stock prices have gone up.

Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been over looked by the market. To identify these companies, the fund managers look for companies with earnings, cash flows and/or assets that may not be reflected accurately in the companies' stock prices or may be outside the companies' historical ranges.

The fund managers do not attempt to time the market. Instead under normal market conditions, they intend to keep at least 80% of the fund's assets invested in U.S. equity securities at all times.

When the managers believe it is prudent, the fund may invest a portion of its assets in foreign securities, debt securities of companies, debt obligations of governments and their agencies, and other similar securities. Futures contracts, a type of derivative security, may help the fund's cash assets remain liquid while performing more like stocks. The fund has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities markets as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- VALUE RISK
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

- FOREIGN SECURITIES
Investments in foreign securities including American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include:

 - changes in currency values
 - currency speculation
 - currency trading costs
 - different accounting and reporting practices
 - less information available to the public
 - less (or different) regulation of securities markets
 - more complex business negotiations
 - less liquidity
 - more fluctuations in prices
 - delays in settling foreign securities transactions
 - higher costs for holding shares (custodial fees)
 - higher transaction costs
 - vulnerability to seizure and taxes
 - political instability and small markets
 - different market trading days

- DERIVATIVES
The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the investment manager, the fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the fund will be able to engage in these transactions to reduce exposure to other risks.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.idexfunds.com 30 days after the end of each calendar quarter. Such information will remain online for six months.

TA IDEX AMERICAN CENTURY LARGE COMPANY VALUE
--------------------------------------------------------------------------------

- INVESTOR PROFILE
This fund may be appropriate for an investor who is seeking long-term capital growth from his or her investment, is comfortable with the fund's short-term price volatility and the risks associated with the fund's investment strategy, or is investing through an IRA or other tax-advantaged retirement plans.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Russell 1000 Value Index (Russell 1000 Value Index) a widely recognized unmanaged index of market performance which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth value. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.


YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)


                                 CLASS A SHARES

[BAR GRAPH]                    ------------------

2002                                                                            -19.77
2003                                                                             28.02
2004                                                                             13.72





------------------------------------------------------------
CLASS A SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                 6/30/2003          16.05%
------------------------------------------------------------
  Worst Quarter:                9/30/2002         (17.41)%
------------------------------------------------------------



  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04(1)



--------------------------------------------------------------------
                                                            LIFE OF
                                                1 YEAR      FUND(2)
--------------------------------------------------------------------
  Class A
--------------------------------------------------------------------
    Return before taxes                          7.47%       0.90%
--------------------------------------------------------------------
    Return after taxes on distributions(3)       7.39%       0.88%
--------------------------------------------------------------------
    Return after taxes on distributions and
    sales of fund shares(3)                      4.95%       0.76%
--------------------------------------------------------------------
  Class B                                        8.09%       1.22%
--------------------------------------------------------------------
  Class C                                       11.79%      19.30%
--------------------------------------------------------------------
  S&P 500 Index (reflects no deduction for
  fees, expenses, or taxes)(4)                  10.87%     (0.94)%
--------------------------------------------------------------------
  Russell 1000 Value Index (reflects no
  deductions for fee, expenses, or taxes)       16.49%       7.89%
--------------------------------------------------------------------



(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.


(2) The fund commenced operations on March 1, 2000. Class C shares commenced operations on November 11, 2002.


(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


(4) This Index served as the fund's benchmark prior to January 13, 2005.


(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


----------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)
                                                     CLASS OF SHARES
                                                     ---------------
                                               A(A)        B           C
----------------------------------------------------------------------------
 Maximum sales charge (load) imposed on        5.50%      None       None
 purchases (as a % of offering price)
----------------------------------------------------------------------------
 Maximum deferred sales charge (load) (as a
 percentage of purchase price or redemption   None(a)   5.00%(b)   1.00%(c)
 proceeds, whichever is lower)
----------------------------------------------------------------------------
 Redemption fee on shares held 5 trading
 days or less (as a percentage of amount       2.00%     2.00%       2.00%
 redeemed)
----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
from fund assets)(d)
                                                     CLASS OF SHARES
                                                     ---------------
                                                 A         B          C*
----------------------------------------------------------------------------
 Management fees                               0.85%     0.85%       0.85%
 Distribution and service (12b-1) fees         0.35%     1.00%       1.00%
 Other expenses                                0.29%     0.42%       0.64%
----------------------------------------------------------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES          1.49%     2.27%       2.49%

 EXPENSE REDUCTION(e)                         (0.00)%   (0.00)%     (0.00)%
                                                -------------------------
 NET OPERATING EXPENSES                        1.49%     2.27%       2.49%
----------------------------------------------------------------------------


(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.

(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year).


(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase.


(d) Projected annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2004.


(e) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2006, for expenses that exceed 1.45%, excluding 12b-1 fees. TFAI is entitled to reimbursement by the fund of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.45%.

TA IDEX AMERICAN CENTURY LARGE COMPANY VALUE
--------------------------------------------------------------------------------

EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $693      $  995     $1,318      $2,232
    B(+)       $730      $1,009     $1,315      $2,409
    C          $352      $  776     $1,326      $2,826
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $693      $  995     $1,318      $2,232
    B(+)       $230      $  709     $1,215      $2,409
    C          $252      $  776     $1,326      $2,826
---------------------------------------------------------

(+) Examples for Class B shares assume conversion to Class A shares eight years after purchase.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

ADVISORY FEE:

AVERAGE DAILY NET ASSETS
First $250 million..............................     0.85%
Over $250 million up to $500 million............     0.80%
Over $500 million up to $750 million............    0.775%
Over $750 million...............................     0.70%

   For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

   American Century Investment Management, Inc.
   American Century Tower
   4500 Main Street
   Kansas City, Missouri 64111

SUB-ADVISORY FEE:

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.45% of assets up to $250 million of average daily net assets; 0.40% of next $250 million of average daily net assets; 0.35% of next $250 million of average daily net assets; and 0.30% of average daily net assets in excess of $750 million.

PORTFOLIO MANAGERS:

American Century uses a team of fund managers and analysts to manage this fund. The team meets regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the fund as they see fit, guided by the fund's investment objective and strategy.

The fund managers on the investment team are:

MARK MALLON, CFA, Chief Investment Officer and Executive Vice President, is a member of the team that manages the fund. He joined American Century in April 1997. Before joining American Century, he spent 19 years at Federated Investors, most recently serving as President and Portfolio Manager of Federated Investment Counseling. Mr. Mallon has a bachelor of arts from Westminster College and an MBA from Cornell University. He is a CFA charterholder.

CHARLES A. RITTER, CFA, Vice President and Senior Portfolio Manager, is a member of the team that manages the fund. He joined American Century in December 1998. Before joining American Century, he spent 15 years with Federated Investors, most recently serving as a Vice President and Portfolio Manager for the company. He has a bachelor's degree in mathematics and a master's degree in economics from Carnegie Mellon University. He also has an MBA from the University of Chicago. He is a CFA charterholder.

BRENDAN HEALY, Portfolio Manager, is a member of the team that manages the fund. He joined American Century in April 2000. Before joining American Century, he spent 6 years at UFAA as an Equity Analyst. Mr. Healy has a bachelor's degree in mechanical engineering from the University of Arizona. He also has an MBA from the University of Texas. He is a CFA charterholder.

American Century has provided investment advisory services to various clients since 1958.

TA IDEX AMERICAN CENTURY LARGE COMPANY VALUE
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:


The Financial Highlights table is intended to help you understand the fund's performance for as long as it has been operating. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2004 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2004 Annual Report, which is available to you upon request.


                                                                CLASS A
                                            -----------------------------------------------
                                                                Year or Period Ended
                                            October 31,           October 31,(a,b)
                                            -----------------------------------------------
                                               2004        2003     2002     2001     2000
                                            -----------   ------   ------   ------   ------
Net Asset Value, Beginning of Period            $9.09      $7.55    $8.79   $10.83   $10.00
Investment Operations:
 Net Investment Income (Loss)                    0.11       0.04     0.01    (0.03)       -
 Net Realized and Unrealized Gain (Loss)         1.01       1.50    (1.25)   (2.01)    0.83
   Total Operations                              1.12       1.54    (1.24)   (2.04)    0.83
                                            -----------------------------------------------
Distributions:
 From Net Investment Income                    $(0.01)         -        -        -        -
 From Net Realized Gains                            -          -        -        -        -
   Total Distributions                         $(0.01)         -        -        -        -
Net Asset Value, End of Period                 $10.20      $9.09    $7.55    $8.79   $10.83
                                            ===============================================

Total Return(c)                                 12.38%     20.40%  (14.15)% (18.80)%   8.30%
 Net Assets, End of Period (000's)           $157,103     $8,988   $7,908   $5,183   $2,974
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                        1.54%      1.85%    1.80%    1.55%    1.55%
   Total(f)                                      1.54%      2.56%    2.43%    2.49%    6.85%
 Net Investment Income (Loss) to Average
   Net Assets(d)                                 1.11%      0.53%    0.09%   (0.28)%  (0.42)%
 Portfolio Turnover Rate(g)                        61%       161%     113%     111%     111%

                                                                           CLASS B                               CLASS C*
                                            ----------------------------------------------------------------------------------------
                                                             Year or Period Ended                          Year or Period Ended
                                            October 31,        October 31,(a,b)         October 31,                 October 31,(a,b)
                                            ----------------------------------------------------------------------------------------
                                               2004        2003      2002      2001        2000          2004             2003
                                            -----------   -------   -------   -------   -----------   -----------   ----------------
Net Asset Value, Beginning of Period            $8.87       $7.41     $8.69    $10.79     $10.00         $8.87            $7.32
Investment Operations:
 Net Investment Income (Loss)                    0.02       (0.01)    (0.05)    (0.10)     (0.04)           --            (0.01)
 Net Realized and Unrealized Gain (Loss)         1.00        1.47     (1.23)    (2.00)      0.83          1.00             1.56
   Total Operations                              1.02        1.46     (1.28)    (2.10)      0.79          1.00             1.55
                                            ----------------------------------------------------------------------------------------
Distributions:
 From Net Investment Income                    $(0.01)          -         -         -          -        $(0.01)               -
 From Net Realized Gains                            -           -         -         -          -             -                -
   Total Distributions                         $(0.01)          -         -         -          -         (0.01)               -
Net Asset Value, End of Period                  $9.88       $8.87     $7.41     $8.69     $10.79         $9.86            $8.87
                                            ========================================================================================
Total Return(c)                                 11.54%      19.70%   (14.76)%  (19.41)%     7.86%        11.38%           21.17%
 Net Assets, End of Period (000's)            $18,612     $17,245   $14,446   $11,623     $3,635        $7,586           $1,230
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                        2.32%       2.50%     2.45%     2.20%      2.20%         2.50%            2.50%
   Total(f)                                      2.32%       3.21%     3.08%     3.14%      7.50%         2.54%            3.21%
 Net Investment Income (Loss) to Average
   Net Assets(d)                                 0.20%      (0.12)%   (0.56)%   (0.93)%    (1.07)%        0.04%           (0.12)%
 Portfolio Turnover Rate(g)                        61%         76%      161%      113%       111%           61%              76%


* Prior to March 1, 2004, Class C shares were known as Class L shares. Effective June 15, 2004, Class C2 shares merged into Class C shares; effective September 24, 2004, Class M shares merged into Class C shares.
(a) Per share information is calculated based on average number of shares outstanding for the periods ending 10/31/2001, 10/31/2002, and 10/31/2003.
(b) TA IDEX American Century Large Company Value commenced operations on March 1, 2000. The inception date for the offering of Class C shares was November 11, 2002.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.
(d) Annualized.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g) Not annualized for periods of less than one year.

TA IDEX CLARION REAL ESTATE SECURITIES
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of the fund is long-term total return from investments primarily in equity securities of real estate companies. Total return will consist of realized and unrealized capital gains and losses plus income.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, ING Clarion Real Estate Securities L.P. (Clarion), seeks to achieve its objective by principally investing in equity securities of real estate companies that include:

- common stocks

- convertible securities

Under normal conditions, Clarion invests at least 80% of portfolio assets in real estate company securities. A company is considered to be a real estate company if at least 50% of its revenues or at least 50% of the market value of its assets is attributable to the ownership, construction, management or sale of residential, commercial or industrial real estate.

Securities selected by Clarion are purchased and sold based primarily on their dividend discount rates, coupled with its understanding of any critical short-term fundamental factors that might need to be considered in an investment decision. The two fundamental factors focused on are earnings and dividend growth. In order to obtain projections of these factors, Clarion analysts build detailed models which take into account other factors including funds from operations (FFO) sales margins and FFO multiples, that ultimately determine an individual company's cost of capital.

The fund may also invest in debt securities of real estate and non-real estate companies, mortgage-related securities such as pass through certificates, real estate mortgage investment conduit (REMIC) certificates, and collateralized mortgage obligations (CMOs), or short-term debt obligations. However, the fund does not directly invest in real estate.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities markets as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- CONVERTIBLE SECURITIES
Convertible Securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

- REAL ESTATE SECURITIES
Investments in the real estate industry are subject to risks associated with direct investment in real estate.

These risks include:

 - Declining real estate value
 - Risks relating to general and local economic conditions
 - Over-building
 - Increased competition for assets in local and regional markets
 - Increases in property taxes
 - Increases in operating expenses or interest rates
 - Change in neighborhood value or the appeal of properties to tenants
 - Insufficient levels of occupancy
 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

- MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the fund may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies, government -- related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured.

The fund's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the fund to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated.

THIS FUND IS NON-DIVERSIFIED.

WHAT IS A NON-DIVERSIFIED FUND?
A "non-diversified" fund has the ability to take larger positions in a smaller number of issuers. To the extent a fund invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the fund may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

TA IDEX CLARION REAL ESTATE SECURITIES
--------------------------------------------------------------------------------

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information.

- INVESTOR PROFILE
This fund may be appropriate for investors who seek long-term total return consisting of current income and potentially, capital appreciation. The investor should be comfortable with the risk of a non-diversified fund invested primarily in securities of real estate companies and their exposure to real estate markets.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------


The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual returns for different periods compare to the returns of a broad measure of market performance, the Dow Jones Wilshire Real Estate Securities Index (DJ Wilshire RES Index) a widely recognized unmanaged index of market performance which measures the performance of publicly traded real estate securities. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.



YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)



                                 CLASS A SHARES


[BAR CHART]                    ------------------

2004                                                                             32.6






------------------------------------------------------------
CLASS A SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                12/31/2004         18.24%
------------------------------------------------------------
  Worst Quarter:                6/30/2004         (5.36)%
------------------------------------------------------------



  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04(1)



--------------------------------------------------------------------
                                                            LIFE OF
                                                1 YEAR      FUND(2)
--------------------------------------------------------------------
  Class A
--------------------------------------------------------------------
    Return before taxes                         25.30%      33.26%
--------------------------------------------------------------------
    Return after taxes on distributions(3)      21.99%      29.69%
--------------------------------------------------------------------
    Return after taxes on distributions and
    sales of fund shares(3)                     16.36%      26.38%
--------------------------------------------------------------------
  Class B                                       27.46%      35.28%
--------------------------------------------------------------------
  Class C                                       30.53%      36.44%
--------------------------------------------------------------------
  DJ Wilshire RES Index (reflects no
  deduction for fees, expenses, or taxes)       34.81%      40.76%
--------------------------------------------------------------------



(1) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


(2) The fund commenced operations on March 1, 2003.


(3) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.

TA IDEX CLARION REAL ESTATE SECURITIES
--------------------------------------------------------------------------------

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

----------------------------------------------------------------------------
         SHAREHOLDER FEES (fees paid directly from your investment)
                                                      CLASS OF SHARES
                                                      ---------------
                                                A(A)        B          C
----------------------------------------------------------------------------
 Maximum sales charge (load) imposed on         5.50%      None       None
 purchases (as a % of offering price)
----------------------------------------------------------------------------
 Maximum deferred sales charge (load) (as a
 percentage of purchase price or redemption    None(a)   5.00%(b)   1.00%(c)
 proceeds, whichever is lower)
----------------------------------------------------------------------------
 Redemption fee on shares held 5 trading days   2.00%     2.00%      2.00%
 or less (as a percentage of amount redeemed)
----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are
deducted from fund assets)(d)
                                                      CLASS OF SHARES
                                                      ---------------
                                                  A         B          C
----------------------------------------------------------------------------
 Management fees                                0.80%     0.80%      0.80%
 Distribution and service (12b-1) fees          0.35%     1.00%      1.00%
 Other expenses                                 0.15%     0.23%      0.17%
----------------------------------------------------------------------------
                                                 -------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES           1.30%     2.03%      1.97%
 EXPENSE REDUCTIONS(E)                         (0.00)%   (0.00)%    (0.00)%
                                                 -------------------------
 NET OPERATING EXPENSES                         1.30%     2.03%      1.97%
----------------------------------------------------------------------------

(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.
(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year).
(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase.

(d) Projected annual fund operating expenses are based on the fund's expenses for the fiscal period ended October 31, 2004 and the current contractual advisory fees.

(e) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2006 for expenses that exceed 1.40%, excluding 12b-1 fees. TFAI is entitled to reimbursement by the fund of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.40%.

EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $675       $939      $1,224      $2,032
    B(+)       $706       $937      $1,193      $2,171
    C          $300       $618      $1,062      $2,296
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $675       $939      $1,224      $2,032
    B(+)       $206       $637      $1,093      $2,171
    C          $200       $618      $1,062      $2,296
---------------------------------------------------------

(+) Examples for Class B shares assume conversion to Class A shares eight years after purchase.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

ADVISORY FEE:

AVERAGE DAILY NET ASSETS
First $250 million...............................    0.80%
Over $250 million up to $500 million.............    0.775%
Over $500 million up to $1 billion...............    0.70%
Over $1 billion..................................    0.65%

   For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

   ING Clarion Real Estate Securities L.P.
   259 N. Radnor-Chester Road, Suite 205
   Radnor, Pennsylvania 19087

SUB-ADVISORY FEE:

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.40% of the first $250 million of average daily net assets; 0.375% of average daily net assets up to $500 million; 0.35% of average daily net assets up to $1 billion; and 0.30% of average daily net assets in excess of $1 billion, less 50% of any amount reimbursed pursuant to the fund's expense limitation.

PORTFOLIO MANAGERS:

T. RITSON FERGUSON, CFA and JOSEPH P. SMITH, CFA, serve as co-managers of this fund. Mr. Ferguson is the Chief Investment Officer and Managing Director of Clarion. He joined Clarion in 1991, and provides oversight of the firm's day-to-day management of the fund.

Mr. Smith is a Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the fund. Prior to joining Clarion in 1997, he was with Alex Brown & Sons, Inc., as an associate in the Real Estate Investment Banking Group.

TA IDEX CLARION REAL ESTATE SECURITIES
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the fund's performance for as long as it has been operating. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2004 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2004 Annual Report, which is available to you upon request.

                                                       CLASS A                          CLASS B
                                            ---------------------------------------------------------------
                                                 Year or Period Ended             Year or Period Ended
                                            October 31,   October 31,(a,b)   October 31,   October 31,(a,b)
                                            ---------------------------------------------------------------
                                               2004             2003            2004             2003
                                            -----------   ----------------   -----------   ----------------
Net Asset Value, Beginning of Period           $12.25          $10.00           $12.22          $10.00
Investment Operations:
 Net Investment Income (Loss)                    0.28            0.43             0.25            0.38
 Net Realized and Unrealized Gain (Loss)         3.05            1.95             3.03            1.95
   Total Operations                              3.33            2.38             3.28            2.33
                                            ---------------------------------------------------------------
Distributions:
 From Net Investment Income                     (0.53)          (0.13)           (0.45)          (0.11)
 From Net Realized Gains                        (1.06)              -            (1.06)              -
   Total Distributions                          (1.59)          (0.13)           (1.51)          (0.11)
Net Asset Value, End of Period                 $13.99          $12.25           $13.99          $12.22
                                            ---------------------------------------------------------------
Total Return(c)                                 29.30%          23.80%           28.96%          23.33%
Net Assets, End of Period (000's)            $125,423         $64,090           $4,042          $1,804
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                        1.30%           1.75%            1.51%           2.40%
   Total(f)                                      1.30%           1.76%            1.51%           2.41%
 Net Investment Income (Loss) to Average
   Net Assets(d)                                 2.16%           5.55%            1.97%           4.91%
 Portfolio Turnover Rate(g)                        73%             95%              73%             95%

                                                       CLASS C*
                                            ------------------------------
                                                 Year or Period Ended
                                            October 31,   October 31,(a,b)
                                            ------------------------------
                                               2004             2003
                                            -----------   ----------------
Net Asset Value, Beginning of Period           $12.22          $10.00
Investment Operations:
 Net Investment Income (Loss)                    0.17            0.38
 Net Realized and Unrealized Gain (Loss)         3.04            1.95
   Total Operations                              3.21            2.33
                                            ------------------------------
Distributions:
 From Net Investment Income                     (0.45)          (0.11)
 From Net Realized Gains                        (1.06)              -
   Total Distributions                          (1.51)          (0.11)
Net Asset Value, End of Period                 $13.92          $12.22
                                            ------------------------------
Total Return(c)                                 28.32%          23.33%
Net Assets, End of Period (000's)              $5,325          $1,913
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                        2.22%           2.40%
   Total(f)                                      2.22%           2.41%
 Net Investment Income (Loss) to Average
   Net Assets(d)                                 1.32%           4.91%
 Portfolio Turnover Rate(g)                        73%             95%

* Prior to March 1, 2004, Class C shares were known as Class L shares. Effective June 15, 2004, Class C2 shares merged into Class C shares; effective September 24, 2004, Class M shares merged into Class C shares.
(a) Per share information is calculated based on average number of shares outstanding.
(b) TA IDEX Clarion Real Estate Securities commenced operations on March 1,
    2003.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.
(d)  Annualized.
(e) Ratio of Net Expenses to Average Net Assets shows the expense ratio, which is total expenses less reimbursements by the investment adviser.
(f) Ratio of Total Expenses to Average Net Assets does not take into account reimbursements by the investment adviser or affiliated brokerage and custody earnings credits, if any.
(g)  Not annualized for periods of less than one year.

TA IDEX GREAT COMPANIES - AMERICA(SM)

--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of TA IDEX Great Companies - America(SM) is long-term growth of capital.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, Great Companies, L.L.C. (Great Companies), seeks to achieve this objective by investing principally in:

- large-cap stocks

The fund seeks to invest in common stocks of large, established, United States based companies. Stocks for this fund are selected by Great Companies from a group of companies that it has identified, in its opinion, as being "great companies."

To be considered a "great company" by the sub-adviser, the sub-adviser will initially determine if a company meets the following criteria: be highly regarded by management experts; be publicly traded; be incorporated in the United States; have been in business for a significant period and survived its founder; have a market cap in excess of $10 billion; be a global company (as defined by the sub-adviser); be engaged in what the sub-adviser considers to be "terrific businesses"; have a "protective barrier" such as superior brand franchises; consider employees to be a company's most valuable asset; have, in the sub-adviser's opinion, "world class management"; and be an innovation-driven company that, in the sub-adviser's opinion, can convert changes into opportunities and generate high returns on invested capital.


The sub-adviser seeks common stocks that have outstanding shareholder returns defined as having outperformed the fund's benchmark over a set period of time. The sub-adviser will use the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) as the performance benchmark for the fund.


To determine how to allocate fund assets among the "great companies" the sub-adviser has identified, the sub-adviser uses intrinsic value investing. Intrinsic value is the discounted value of the estimated amount of cash that can be taken out of a business during its remaining life. It is an estimate rather than a precise figure, and changes when interest rates move or when forecasts of future cash flows are revised. Other factors, such as intrinsic value momentum or the company's ability to generate increasing economic profit, are considered in weighing the portfolio.

Great Companies strives to manage the fund in a tax efficient manner by minimizing capital gains distributions through its investment strategy. To do so, Great Companies uses the following strategies:
 1. Whenever it intends to make a sale, it will sell the highest cost lots; when it expects the sale will result in a capital gain, it looks for a capital loss that can be taken in another stock where the sale also makes economic sense.

 2. When taxable dividends and interest accumulates, it looks for short term losses to offset the income.

There is no guarantee that the sub-adviser's attempt to manage the fund in a tax-efficient manner will be successful.

In either case, it tries to accomplish this tax efficiency without compromising the investment opportunity in the fund.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down

THIS FUND IS NON-DIVERSIFIED.

 WHAT IS A NON-DIVERSIFIED FUND?
  A "non-diversified" fund has the ability to take larger positions in a smaller number of issuers. To the extent a fund invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a widely diversified fund and may be subject to a greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the fund may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.idexfunds.com 30 days after the end of each calendar quarter. Such information will remain online for six months.


- INVESTOR PROFILE
The fund may be appropriate for investors who seek long-term growth of capital and who can tolerate fluctuations inherent in stock investing.

TA IDEX GREAT COMPANIES - AMERICA(SM)
--------------------------------------------------------------------------------

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual returns for different periods compare to the returns of a broad measure of market performance, the S&P 500 Stock Index a widely recognized unmanaged index of market performance which is comprised of 500 widely held common stocks that measures the general performance of the market. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.


YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES

                               ------------------
[BAR CHART]

2001                                                                            -12.02
2002                                                                            -21.57
2003                                                                             23.80
2004                                                                              0.86





------------------------------------------------------------
CLASS A SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                 6/30/2003          12.74%
------------------------------------------------------------
  Worst Quarter:                6/30/2002         (16.08)%
------------------------------------------------------------



  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04(1)



--------------------------------------------------------------------
                                                            LIFE OF
                                                1 YEAR      FUND(2)
--------------------------------------------------------------------
  Class A
--------------------------------------------------------------------
    Return before taxes                         (4.69)%     (2.64)%
--------------------------------------------------------------------
    Return after taxes on distributions(3)      (4.69)%     (2.64)%
--------------------------------------------------------------------
    Return after taxes on distributions and
    sales of fund shares(3)                     (3.05)%     (2.23)%
--------------------------------------------------------------------
  Class B                                       (4.67)%     (2.28)%
--------------------------------------------------------------------
  Class C                                       (0.78)%       9.39%
--------------------------------------------------------------------
  S&P 500 Index (reflects no deduction for
  fees, expenses, or taxes)                      10.87%     (3.29)%
--------------------------------------------------------------------



(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.


(2) The fund commenced operations on July 14, 2000. Class C shares commenced operations on November 11, 2002.


(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.



(DOLLAR ICON)

FEES AND EXPENSES
---------------------------------------------------------
The table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


--------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)
                                                    CLASS OF SHARES
                                                    ---------------
                                                A         B          C
--------------------------------------------------------------------------
 Maximum sales charge (load) imposed on       5.50%      None       None
 purchases (as a % of offering price)
--------------------------------------------------------------------------
 Maximum deferred sales charge (load) (as a
 percentage of purchase price or redemption  None(a)   5.00%(b)   1.00%(c)
 proceeds, whichever is lower)
--------------------------------------------------------------------------
 Redemption fee on shares held 5 trading
 days or less (as a percentage of amount      2.00%     2.00%      2.00%
 redeemed)
--------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(d)
                                                    CLASS OF SHARES
                                                    ---------------
                                                A         B          C*
--------------------------------------------------------------------------
 Management fees                             0.775%     0.775%     0.775%
 Distribution and service (12b-1) fees        0.35%     1.00%      1.00%
 Other expenses                              0.400%     0.370%     0.460%
--------------------------------------------------------------------------
                                               -------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES        1.525%     2.145%     2.235%
 EXPENSE REDUCTION(e)                        (0.00)%   (0.00)%    (0.060)%
                                               -------------------------
 NET OPERATING EXPENSES                      1.525%     2.145%     2.175%
--------------------------------------------------------------------------


(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.

(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%- 1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year).


(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase.


(d) Projected annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2004.


(e) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2006 for expenses that exceed 1.175%, excluding 12b-l fees. TFAI is entitled to reimbursement by the fund of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.175%.

TA IDEX GREAT COMPANIES - AMERICA(SM)
--------------------------------------------------------------------------------

EXAMPLE

This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.



---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $697      $1,005     $1,336      $2,268
    B(+)       $718      $  971     $1,252      $2,320
    C          $321      $  693     $1,192      $2,565



----------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
----------------------------------------------------
SHARE CLASS  1 YEAR   3 YEARS   5 YEARS    10 YEARS
----------------------------------------------------
    A         $697    $1,005    $1,336      $2,268
    B(+)      $218    $  671    $1,152      $2,320
    C         $221    $  693    $1,192      $2,565
----------------------------------------------------


(+) Examples for Class B shares assume conversion to Class A shares eight years after purchase.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:


   Transamerica Fund Advisors, Inc. (TFAI)

   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202


ADVISORY FEE:



AVERAGE DAILY NET ASSETS
First $250 million..............................    0.775%
Over $250 million up to $500 million............     0.75%
Over $500 million up to $1 billion..............     0.70%
Over $1 billion.................................     0.65%



   For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.


SUB-ADVISER:

   Great Companies, L.L.C.
   635 Court Street, Suite 100
   Clearwater, Florida 33756


SUB-ADVISORY FEE:



The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.35% of the first $500 million of average daily net assets; 0.30% of the next $500 million of average daily net assets; and 0.25% of average daily net assets in excess of $1 billion, less 50% of any amount reimbursed pursuant to the portfolio's expense limitation.



PORTFOLIO MANAGERS:


JIM HUGUET has served as Co-CEO and CIO of Great Companies L.L.C. since May 2000. He has served as manager of each fund since its inception. From 1994 until 1998, Mr. Huguet served as Executive Vice President of Information Resources Inc. From 1998 to May 2000, Mr. Huguet served as Director and President of Great Companies, Inc., an investment advisory firm registered with the state of Connecticut. In May 2000, Mr. Huguet, together with Mr. Kenney and Money Services, Inc., formed Great Companies, L.L.C.

GERRY BOLLMAN, CFA, has served as Executive Vice President of Great Companies L.L.C. since May 2000. He has served as a fund manager of the fund since its inception. From 1983 until 1995, Mr. Bollman was Executive Vice President and portfolio manager for Continental Asset Management Corporation in New York City, and was responsible for all equity and venture capital portfolios for that firm. From 1995 to May 2001, Mr. Bollman founded and served as Chairman and Managing Member of Intrinsic Value Associates, LLC, a Chatham, New Jersey based consulting firm that provided portfolio management services and intrinsic value advice to Great Companies, Inc. and then to Great Companies, L.L.C. Mr. Bollman also served as Executive Vice President of Great Companies, Inc., an investment advisory firm registered with the state of Connecticut, from 1999 until May 2000.

MATT STEPHANI, CFA, CPA, has served as Senior Vice President of Great Companies L.L.C. since May 2001. He is responsible for analysis of domestic for Great Companies. From 1995 to May 2001, Mr. Stephani was employed by Deloitte & Touche, most recently as an Accounting Manager at the firm's Wilton, Connecticut national office.


DEREK HONG, CFA, has served as Senior Vice President and Portfolio Manager since May 2004. He was a Senior Vice President and Portfolio Manager with Peninsula Asset Management in Bradenton, Florida from 2001 to 2004. From 1995 until 2001, he was a Fund Manager with the Abu Dhabi Investment Authority (ADIA), in the United Arab Emirates. From 1993 to 1995, Mr. Hong served as Portfolio Manager and Equity Research Analyst with Davidson Investment Advisors in Great Falls, Montana.


Great Companies has provided investment advisory services to various clients since 2000.

TA IDEX GREAT COMPANIES - AMERICA(SM)
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the fund's performance for as long as it has been operating. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2004 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2004 Annual Report, which is available to you upon request.

                                                                  CLASS A
                                            ---------------------------------------------------
                                                           Year or Period Ended
                                            October 31,              October 31(a,b)
                                            ---------------------------------------------------
                                               2004        2003      2002      2001      2000
                                            -----------   -------   -------   -------   -------
Net Asset Value, Beginning of Period            $8.77       $7.65     $8.96    $10.58    $10.00
Investment Operations:
 Net Investment Income (Loss)                       -           -     (0.01)    (0.02)        -
 Net Realized and Unrealized Gain (Loss)         0.08        1.12     (1.30)    (1.60)     0.58
   Total Operations                              0.08        1.12     (1.31)    (1.62)     0.58
                                            ===================================================
Distributions:
 From Net Investment Income                         -           -         -         -         -
 From Net Realized Gains                            -           -         -         -         -
   Total Distributions                              -           -         -         -         -
Net Asset Value, End of Period                  $8.85       $8.77     $7.65     $8.96    $10.58
                                            ===================================================

Total Return(c)                                  0.93%      14.64%   (14.59)%  (15.35)%    5.81%
Net Assets, End of Period (000's)             $44,056     $49,040   $55,508   $38,345   $13,377
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                        1.55%       1.55%     1.55%     1.55%     1.55%
   Total(f)                                      1.55%       1.66%     1.66%     1.78%     3.38%
 Net Investment Income (Loss) to Average
   Net Assets(d)                                 0.00%       0.05%    (0.16)%   (0.18)%   (0.08)%
 Portfolio Turnover Rate(g)                        23%         54%       28%       65%        2%

                                                                 CLASS B                                    CLASS C*
                                            -----------------------------------------------------------------------------------
                                                           Year or Period Ended                       Year or Period Ended
                                            October 31,             October 31,(a,b)             October 31,   October 31,(a,b)
                                            -----------------------------------------------------------------------------------
                                               2004        2003      2002      2001      2000       2004             2003
                                            -----------   -------   -------   -------   ------   -----------   ----------------
Net Asset Value, Beginning of Period            $8.57       $7.52     $8.87    $10.56   $10.00       $8.57           $7.51
Investment Operations:
 Net Investment Income (Loss)                   (0.06)      (0.05)    (0.08)    (0.08)   (0.02)      (0.06)          (0.05)
 Net Realized and Unrealized Gain (Loss)         0.09        1.10     (1.27)    (1.61)    0.58        0.08            1.11
   Total Operations                              0.03        1.05     (1.35)    (1.69)    0.56        0.02            1.06
                                            ===================================================================================
Distributions:
 From Net Investment Income                         -           -         -         -        -           -               -
 From Net Realized Gains                            -           -         -         -        -           -               -
   Total Distributions                              -           -         -         -        -           -               -
Net Asset Value, End of Period                  $8.60       $8.57     $7.52     $8.87   $10.56       $8.59           $8.57
                                            ===================================================================================
Total Return(c)                                  0.35%      13.96%   (15.26)%  (15.98)%   5.62%       0.23%          14.11%
Net Assets, End of Period (000's)             $54,460     $62,205   $53,256   $40,769   $7,839     $26,700          $4,474
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                        2.17%       2.20%     2.20%     2.20%    2.20%       2.20%           2.20%
   Total(f)                                      2.17%       2.31%     2.31%     2.43%    4.03%       2.26%           2.31%
 Net Investment Income (Loss) to Average
   Net Assets(d)                                (0.62)%     (0.60)%   (0.81)%   (0.83)%  (0.73)%     (0.64)%         (0.60)%
 Portfolio Turnover Rate(g)                        23%         54%       28%       65%       2%         23%             54%

* Prior to March 1, 2004, Class C shares were known as Class L shares. Effective June 15, 2004, Class C2 shares merged into Class C shares; effective September 24, 2004, Class M shares merged into Class C shares.
(a) Per share information is calculated based on average number of shares outstanding for the periods ending 10/31/2001, 10/31/2002, 10/31/2003 and 10/30/2004.
(b) TA IDEX Great Companies - America(SM) commenced operations on July 14, 2000. The inception date for the offering of Class C shares was November 11, 2002.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.
(d)  Annualized.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g)  Not annualized for periods of less than one year.

TA IDEX GREAT COMPANIES - TECHNOLOGY(SM)
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of TA IDEX Great Companies - Technology(SM) is long-term growth of capital.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, Great Companies, L.L.C. (Great Companies), seeks to achieve this objective by investing in:

- common stocks of companies that offer technology or related products and services.

Great Companies generally invests at least 80% of the fund's assets in such stocks.

The fund seeks to invest in stocks of large, established, companies that rely extensively on technology progress in their product development or operations, and have benefited from technological or communications in their operating history with a particular focus on companies in the communication sector and related fields. Stocks for this fund are selected by Great Companies from a group of companies that it has identified, in its opinion, as being "great companies."

To be considered a "great technology company" candidate by the sub-adviser, the sub-adviser will initially determine if a company meets certain of the following criteria: be highly regarded by management experts; strong corporate governance; have been in business for at least 15 years or more; have a market cap in excess of $2 billion; be a global company as defined by the sub-adviser; be engaged in what the sub-adviser considers to be "terrific technology businesses"; have a "protective barrier" such as superior brand franchises; consider employees to be a company's most valuable asset; have, in the sub-adviser's opinion, "world class management"; be an innovation-driven company that, in the sub-adviser's opinion, can convert changes into opportunities and have strong corporate governance, as well as high returns as invested capital. The sub-adviser will use the NASDAQ 100 Index as the performance benchmark for the fund.

To determine which "great company" in which the fund should invest, Great Companies uses intrinsic value investing. Intrinsic value is the discounted value of the estimated amount of cash that can be taken out of a business during its remaining life. It is an estimate rather than a precise figure, and changes when interest rates move or when forecasts of future cash flows are revised.

Great Companies strives to manage the fund in a tax efficient manner. The fund seeks to minimize capital gains distributions through its investment strategy. To do so, Great Companies seeks to follow the following strategies:

 1. Whenever it intends to make a sale, it will seek to always sell the highest cost lots; when it expects the sale will result in a capital gain, it looks for a capital loss that can be taken in another stock where the sale also makes economic sense.

 2. When taxable dividends and interest accumulates, it looks for short term losses to offset the income.

There is no guarantee that the sub-adviser's attempt to manage the fund in a tax-efficient manner will be successful.

In either case, it tries to accomplish this tax efficiency without compromising the investment opportunity in the fund.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- TECHNOLOGY STOCKS
Securities of technology companies are strongly affected by worldwide scientific and technological developments and governmental policies, and, therefore, are generally dependent upon or associated with technological issues. The entire value of the fund may decrease if the technology-related industries decline. Further, the prices of many technology companies have experienced considerable volatility in the past and may do so in the future.

THIS FUND IS NON-DIVERSIFIED.

WHAT IS A NON-DIVERSIFIED FUND?
A "non-diversified" fund has the ability to take larger positions in a smaller number of issuers. To the extent a fund invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the fund may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.idexfunds.com 30 days after the end of each calendar quarter. Such information will remain online for six months.

TA IDEX GREAT COMPANIES - TECHNOLOGY(SM)
--------------------------------------------------------------------------------

- INVESTOR PROFILE
The fund may be appropriate for investors who seek long-term growth of capital and who can tolerate fluctuations inherent in stock investing.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the NASDAQ 100 Index (NASDAQ 100 Index), a widely recognized unmanaged index of market performance which is made up of all common stocks listed on the NASDAQ Stock Market. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitations of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.


YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)


                                 CLASS A SHARES

                               ------------------
[BAR GRAPH]

2001                                                                            -34.36
2002                                                                            -39.42
2003                                                                             48.81
2004                                                                              7.47





------------------------------------------------------------
CLASS A SHARES              QUARTER ENDED        RETURN
------------------------------------------------------------
  Best Quarter:              12/31/2001           35.04%
------------------------------------------------------------
  Worst Quarter:              9/30/2001         (34.51)%
------------------------------------------------------------



  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04(1)



--------------------------------------------------------------------
                                                            LIFE OF
                                                1 YEAR      FUND(2)
--------------------------------------------------------------------
  Class A
--------------------------------------------------------------------
    Return before taxes                          1.56%     (19.43)%
--------------------------------------------------------------------
    Return after taxes on distributions(3)       1.56%     (19.43)%
--------------------------------------------------------------------
    Return after taxes on distributions and
    sales of fund shares(3)                      1.01%     (15.40)%
--------------------------------------------------------------------
  Class B                                        2.44%     (19.18)%
--------------------------------------------------------------------
  Class C                                        5.89%     (23.97)%
--------------------------------------------------------------------
  NASDAQ 100 Index (reflects no deduction for
  fees, expenses, or taxes)                     10.44%     (18.50)%
--------------------------------------------------------------------
  NASDAQ Composite Index (reflects no
  deduction for fees, expenses, or taxes)(4)     8.59%     (13.91)%
--------------------------------------------------------------------



(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After-tax returns are presented for only one class and returns for other classes will vary.


(2) The fund commenced operations on July 14, 2000. Class C shares commenced operations on November 11, 2002.


(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


(4) This Index served as the fund's benchmark prior to March 24, 2004.


(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
The table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


----------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)
                                                     CLASS OF SHARES
                                                     ---------------
                                                A(A)        B          C
----------------------------------------------------------------------------
 Maximum sales charge (load) imposed on        5.50%       None       None
 purchases (as a % of offering price)
----------------------------------------------------------------------------
 Maximum deferred sales charge (load) (as a
 percentage of purchase price or redemption   None(a)    5.00%(b)   1.00%(c)
 proceeds, whichever is lower)
----------------------------------------------------------------------------
 Redemption fee on shares held 5 trading
 days or less (as a percentage of amount       2.00%      2.00%      2.00%
 redeemed)
----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(d)
                                                     CLASS OF SHARES
                                                     ---------------
                                                 A          B          C*
----------------------------------------------------------------------------
 Management fees                               0.80%      0.80%      0.80%
 Distribution and service (12b-1) fees         0.35%      1.00%      1.00%
 Other expenses                                0.21%      0.11%      0.80%
----------------------------------------------------------------------------
                                                -------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES          1.36%      1.91%      2.60%
 EXPENSE REDUCTION(e)                         (0.00)%    (0.00)%    (0.40)%
                                                -------------------------
 NET OPERATING EXPENSES                        1.36%      1.91%      2.20%
----------------------------------------------------------------------------


(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.

(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year).


(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase.


(d) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2004.


(e) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2006, for expenses that exceed 1.20%, excluding 12b-l fees. TFAI is entitled to reimbursement by the fund of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.20%.


EXAMPLE

This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

TA IDEX GREAT COMPANIES - TECHNOLOGY(SM)
--------------------------------------------------------------------------------

---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $681       $957      $1,254      $2,095
    B(+)       $694       $900      $1,132      $2,090
    C          $323       $771      $1,345      $2,905
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $681       $957      $1,254      $2,095
    B(+)       $194       $600      $1,032      $2,090
    C          $223       $771      $1,345      $2,905
---------------------------------------------------------

(+) Examples for Class B shares assume conversion to Class A shares eight years after purchase.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:
   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

   For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

ADVISORY FEE:

ALL AVERAGE DAILY NET ASSETS
First $500 million...............................    0.80%
Over $500 million................................    0.70%

SUB-ADVISER:
   Great Companies, L.L.C.
   635 Court Street, Suite 100
   Clearwater, Florida 33756

SUB-ADVISORY FEE:

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.40% of the first $250 million of average daily net assets; 0.35% of the next $250 million of average daily net assets; and 0.30% of average daily net assets in excess of $500 million, less 50% of any amount reimbursed pursuant to the portfolio's expense limitation.

PORTFOLIO MANAGERS:

JIM HUGUET has served as Co-CEO and CIO of Great Companies L.L.C. since May 2000. He has served as manager of each fund since its inception. From 1994 until 1998, Mr. Huguet served as Executive Vice President of Information Resources Inc. From 1998 to May 2000, Mr. Huguet served as Director and President of Great Companies, Inc., an investment advisory firm registered with the state of Connecticut. In May 2000, Mr. Huguet, together with Mr. Kenney and Money Services, Inc., formed Great Companies, L.L.C.

GERRY BOLLMAN, CFA, has served as Executive Vice President of Great Companies L.L.C. since May 2000. He has served as a fund manager of the fund since its inception. From 1983 until 1995, Mr. Bollman was Executive Vice President and portfolio manager for Continental Asset Management Corporation in New York City, and was responsible for all equity and venture capital portfolios for that firm. From 1995 to May 2001, Mr. Bollman founded and served as Chairman and Managing Member of Intrinsic Value Associates, LLC, a Chatham, New Jersey based consulting firm that provided portfolio management services and intrinsic value advice to Great Companies, Inc. and then to Great Companies, L.L.C. Mr. Bollman also served as Executive Vice President of Great Companies, Inc., an investment advisory firm registered with the state of Connecticut, from 1999 until May 2000.

MATT STEPHANI, CFA, CPA, has served as Senior Vice President of Great Companies L.L.C. since May 2001. He is responsible for analysis of domestic securities for Great Companies. From 1995 to May 2001, Mr. Stephani was employed by Deloitte & Touche most recently as an Accounting Manager at the firm's Wilton, Connecticut national office.

DEREK HONG, CFA, has served as Senior Vice President and Portfolio Manager since May 2004. He was a Senior Vice President and Portfolio Manager with Peninsula Asset Management in Bradenton, Florida from 2001 to 2004. From 1995 until 2001, he was a Fund Manager with the Abu Dhabi Investment Authority (ADIA), in the United Arab Emirates. From 1993 to 1995, Mr. Hong served as Portfolio Manager and Equity Research Analyst with Davidson Investment Advisors in Great Falls, Montana.

Great Companies has provided investment advisory services to various clients since 2000.

TA IDEX GREAT COMPANIES - TECHNOLOGY(SM)
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the fund's performance for as long as it has been operating. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2004 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2004 Annual Report, which is available to you upon request.

                                                           CLASS A
                                       ------------------------------------------------
                                                     Year or Period Ended
                                       October 31,            October 31,(a,b)
                                       ------------------------------------------------
                                          2004        2003      2002     2001     2000
                                       -----------   -------   ------   ------   ------
Net Asset Value, Beginning of Period       $3.61       $2.56    $3.63    $7.93   $10.00
Investment Operations:
 Net Investment Income (Loss)              (0.04)      (0.04)   (0.05)   (0.06)       -
 Net Realized and Unrealized Gain
   (Loss)                                   0.23        1.09    (1.02)   (4.24)   (2.07)
   Total Operations                         0.19        1.05    (1.07)   (4.30)   (2.07)
                                       ------------------------------------------------
Distributions:
 From Net Investment Income                    -           -        -        -        -
 From Net Realized Gains                       -           -        -        -        -
   Total Distributions                         -           -        -        -        -
Net Asset Value, End of Period             $3.80       $3.61    $2.56    $3.63    $7.93
                                       ------------------------------------------------

Total Return(c)                             5.26%      41.02%  (29.45)% (54.26)% (20.66)%
Net Assets, End of Period (000's)       $119,985     $78,289   $6,445   $7,106   $6,322
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                   1.36%       1.55%    1.55%    1.55%    1.55%
   Total(f)                                 1.36%       1.90%    2.61%    2.68%    5.55%
 Net Investment Income (Loss) to
   Average Net Assets(d)                   (1.12)%     (1.23)%  (1.40)%  (1.04)%  (0.64)%
 Portfolio Turnover Rate(g)                   41%         24%      64%      58%      11%

                                                           CLASS B                                  CLASS C*
                                       --------------------------------------------------------------------------------
                                                    Year or Period Ended                      Year or Period Ended
                                       October 31,           October 31,(a,b)            October 31,   October 31,(a,b)
                                       --------------------------------------------------------------------------------
                                          2004        2003     2002     2001     2000       2004             2003
                                       -----------   ------   ------   ------   ------   -----------   ----------------
Net Asset Value, Beginning of Period      $3.51       $2.50    $3.58    $7.91   $10.00      $3.51            $2.45
Investment Operations:
 Net Investment Income (Loss)             (0.06)      (0.06)   (0.08)   (0.10)   (0.02)     (0.07)           (0.06)
 Net Realized and Unrealized Gain
   (Loss)                                  0.23        1.07    (1.00)   (4.23)   (2.07)      0.23             1.12
   Total Operations                        0.17        1.01    (1.08)   (4.33)   (2.09)      0.16             1.06
                                       --------------------------------------------------------------------------------
Distributions:
 From Net Investment Income                   -           -        -        -        -          -                -
 From Net Realized Gains                      -           -        -        -        -          -                -
   Total Distributions                        -           -        -        -        -          -                -
Net Asset Value, End of Period            $3.68       $3.51    $2.50    $3.58    $7.91      $3.67            $3.51
                                       --------------------------------------------------------------------------------
Total Return(c)                            4.84%      40.40%  (30.12)% (54.80)% (20.86)%     4.56%           43.27%
Net Assets, End of Period (000's)        $6,874      $7,864   $4,348   $5,938   $3,295     $4,089             $739
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                  1.91%       2.20%    2.20%    2.20%    2.20%      2.20%            2.20%
   Total(f)                                1.91%       2.55%    3.26%    3.33%    6.20%      2.60%            2.55%
 Net Investment Income (Loss) to
   Average Net Assets(d)                  (1.68)%     (1.88)%  (2.05)%  (1.69)%  (1.29)%    (1.94)%          (1.88)%
 Portfolio Turnover Rate(g)                  41%         24%      64%      58%      11%        41%              24%

* Prior to March 1, 2004, Class C shares were known as Class L shares. Effective June 15, 2004, Class C2 shares merged into Class C shares; effective September 24, 2004, Class M shares merged into Class C shares.
(a) Per share information is calculated based on average number of shares outstanding for the periods ending 10/31/2001, 10/31/2002, 10/31/2003 and 10/31/2004.
(b) TA IDEX Great Companies - Technology(SM) commenced operations on July 14, 2000. The inception date for Class C shares was November 11, 2002.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.
(d) Annualized.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g) Not annualized for periods of less than one year.

TA IDEX JANUS GROWTH
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of TA IDEX Janus Growth is growth of capital.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, Janus Capital Management LLC (Janus), seeks to achieve, this objective by investing principally in:

- equity securities listed on national exchanges or on NASDAQ that the fund's manager believes have a good potential for capital growth, some of which may be of foreign issuers

The fund's main strategy is to invest almost all of its assets in equity securities at times when the fund's manager believes the market environment favors such investing.

The fund's manager builds the fund one company at a time, emphasizing growth of capital by investing in companies the fund's manager believes to have the greatest earnings growth potential.

While investments are focused on earnings growth, the fund's manager also searches for companies that it believes are trading at reasonable prices relative to their future earnings growth. To locate these opportunities, the fund's manager subjects each company to a rigorous "bottom-up" fundamental analysis, carefully researching each potential investment before and after it is incorporated into the fund.

WHAT IS "BOTTOM-UP" ANALYSIS?
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

Although themes may emerge in the fund, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure. Realization of income is not a significant investment consideration for the fund, and any income realized on the fund's investments is incidental to its objective.

The fund's manager may sell stocks when its expectations regarding earnings growth change, there is an earnings surprise, or the earnings change.

While the fund invests principally in equity securities, the fund's manager may, to a lesser extent, invest in futures and foreign securities, or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities markets as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

- FOREIGN SECURITIES
Investments in foreign securities including American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include:

 - changes in currency values
 - currency speculation
 - currency trading costs
 - different accounting and reporting practices
 - less information available to the public
 - less (or different) regulation of securities markets
 - more complex business negotiations
 - less liquidity
 - more fluctuations in prices
 - delays in settling foreign securities transactions
 - higher costs for holding shares (custodial fees)
 - higher transaction costs
 - vulnerability to seizure and taxes
 - political instability and small markets
 - different market trading days

- DERIVATIVES
The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the investment manager, the fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is

TA IDEX JANUS GROWTH
--------------------------------------------------------------------------------


no assurance that the fund will be able to engage in these transactions to reduce exposure to other risks.



YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.idexfunds.com 30 days after the end of each calendar quarter. Such information will remain online for six months.


- INVESTOR PROFILE
This fund may be appropriate for investors who want capital growth in a broadly diversified stock portfolio, and who can tolerate significant fluctuations in the value of their investment.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------

The bar chart and the table on the next page provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), a widely recognized unmanaged index of market performance which is comprised of 500 widely held common stocks that measures the general performance of the market. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.


YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)


                                 CLASS A SHARES

                               ------------------
[BAR CHART]

1995                                                                             47.12
1996                                                                             17.06
1997                                                                             16.82
1998                                                                             63.98
1999                                                                             58.46
2000                                                                            -28.22
2001                                                                            -28.29
2002                                                                            -30.68
2003                                                                             31.54
2004                                                                             14.97





------------------------------------------------------------
CLASS A SHARES              QUARTER ENDED        RETURN
------------------------------------------------------------
  Best Quarter:              12/31/1999           31.77%
------------------------------------------------------------
  Worst Quarter:              9/30/2001         (31.66)%
------------------------------------------------------------



  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04(1)



------------------------------------------------------------------------
                                                        10 YEARS OR
                                     1 YEAR   5 YEARS   INCEPTION(2)
------------------------------------------------------------------------
  Class A(3)
------------------------------------------------------------------------
    Return before taxes               8.65%   (12.60)%     10.30%
------------------------------------------------------------------------
    Return after taxes on
    distributions(4)                  8.65%   (12.88)%      8.56%
------------------------------------------------------------------------
    Return after taxes on
    distributions and sales of fund
    shares(4)                         5.62%   (10.20)%      8.49%
------------------------------------------------------------------------
  Class B(3)                          9.38%   (12.47)%      7.28%
------------------------------------------------------------------------
  Class C(3)                         13.23%     NA         20.99%
------------------------------------------------------------------------
  Class T(3)                          5.31%   (12.82)%     10.26%
------------------------------------------------------------------------
  S&P 500 Index (reflects no
  deduction for fees, expenses, or
  taxes)(4)                          10.87%   (2.30)%      12.06%
------------------------------------------------------------------------



(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.


(2) Returns for Class B and C are from the date of inception of the class.


(3) Date of inception for Class A (5/8/1996); Class B (10/1/1995); Class T (6/4/1985); and Class C (11/11/2002).


(4) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


--------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)
                                               CLASS OF SHARES
                                               ---------------
                                    A(A)        B          C          T
--------------------------------------------------------------------------
 Maximum sales charge (load)
 imposed on purchases (as a % of    5.50%      None       None      8.50%
 offering price)
--------------------------------------------------------------------------
 Maximum deferred sales charge
 (load)
 (as a percentage of purchase      None(a)   5.00%(b)   1.00%(c)    None
 price or redemption proceeds,
 whichever is lower)
--------------------------------------------------------------------------
 Redemption fee on shares held 5
 trading days or less (as a         2.00%     2.00%      2.00%      2.00%
 percentage of amount redeemed)
--------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(d)
                                               CLASS OF SHARES
                                               ---------------
                                      A         B          C          T
--------------------------------------------------------------------------
 Management fees                    0.77%     0.77%      0.77%      0.77%
 Distribution and service (12b-1)   0.35%     1.00%      1.00%      0.00%
 fees
 Other expenses                     0.25%     0.22%      0.08%      0.38%
--------------------------------------------------------------------------
                                      ---------------------------------
 TOTAL ANNUAL FUND OPERATING        1.37%     1.99%      1.85%      1.15%
 EXPENSES(D,E)
--------------------------------------------------------------------------


(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.

(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year).

TA IDEX JANUS GROWTH
--------------------------------------------------------------------------------


(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase.


(d) Projected annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2004 and the most current contractual advisory fees and net operating expenses.


(e) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2006 for expenses that exceed 1.30%, excluding 12b-1 fees.


EXAMPLE

This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.



---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $683      $  960     $1,250      $2,106
    B(+)       $702      $  924     $1,173      $2,157
    C          $288      $  582     $1,001      $2,169
    T          $960      $1,184     $1,429      $2,129



---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $682      $  960     $1,259      $2,106
    B(+)       $202      $  624     $1,073      $2,157
    C          $188      $  582     $1,000      $2,169
    T          $957      $1,184     $1,429      $2,129
---------------------------------------------------------


(+) Examples for Class B shares assume conversion to Class A shares eight years after purchase.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:


   Transamerica Fund Advisors, Inc. (TFAI)

   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202


ADVISORY FEE:



            AVERAGE DAILY NET ASSETS
First $250 million..............................     0.80%
Over $250 million up to $750 million............     0.77%
Over $750 million up to $1.5 billion............     0.75%
Over $1.5 billion up to $3 billion..............     0.70%
Over $3 billion.................................    0.675%



For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.


SUB-ADVISER:

   Janus Capital Management LLC
   151 Detroit Street
   Denver, Colorado 80206-4805


SUB-ADVISORY FEE:



The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.40% of the first $250 million of average daily net assets; 0.35% of the next $500 million of average daily net assets; 0.30% of the next $750 million of average daily net assets; 0.25% of the next $1.5 billion of average daily net assets; and 0.225% of average daily net assets in excess of $3 billion.



PORTFOLIO MANAGER:


EDWARD KEELY, CFA, Vice President, serves as manager of this fund.


Mr. Keely has been sole manager of this fund since January, 2000. Previously, he served as co-manager of the fund starting January, 1999. Prior to joining Janus in 1998, he was a Senior Vice President of Investments at Founders.

TA IDEX JANUS GROWTH
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the fund's performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2004 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2004 Annual Report, which is available to you upon request.

                                                     CLASS A
                              ------------------------------------------------------
                                               Year or Period Ended
                              October                  October 31,(a)
                              ------------------------------------------------------
                                2004       2003       2002       2001        2000
                              --------   --------   --------   --------   ----------
Net Asset Value, Beginning
 of Period                    $  19.73   $  15.87   $  19.64   $  43.81   $    46.72
Investment Operations:
 Net Investment Income
  (Loss)                         (0.21)     (0.21)     (0.22)     (0.24)        0.03
 Net Realized and Unrealized
  Gain (Loss)                     2.04       4.07      (3.55)    (20.80)        5.35
  Total Operations                1.83       3.86      (3.77)    (21.04)        5.38
                              ------------------------------------------------------
Distributions:
 From Net Investment Income          -          -          -          -            -
 From Net Realized Gains             -          -          -      (3.13)       (8.29)
  Total Distributions                -          -          -      (3.13)       (8.29)
Net Asset Value, End of
 Period                       $  21.56   $  19.73   $  15.87   $  19.64   $    43.81
                              ======================================================

Total Return(c)                   9.28%     24.32%    (19.21)%   (51.31)%      10.82%
Net Assets, End of Period
 (000's)                      $573,640   $583,674   $505,704   $770,590   $1,727,573
Ratio/Supplemental Data:
 Ratio of Expenses to
  Average Net Assets(d)
  Net(e)                          1.60%      1.70%      1.66%      1.49%        1.39%
  Total(f)                        1.60%      1.72%      1.69%      1.49%        1.42%
 Net Investment Income
  (Loss) to Average Net
  Assets(d)                      (1.01)%    (1.22)%    (1.10)%    (0.83)%      (0.61)%
 Portfolio Turnover Rate(g)         41%        62%        62%        64%          41%

                                                    CLASS B
                              ----------------------------------------------------
                                              Year or Period Ended
                              October                 October 31,(a)
                              ----------------------------------------------------
                                2004       2003       2002       2001       2000
                              --------   --------   --------   --------   --------
Net Asset Value, Beginning
 of Period                    $  18.45   $  14.93   $  18.63   $  42.08   $  45.38
Investment Operations:
 Net Investment Income
  (Loss)                         (0.32)     (0.31)     (0.34)     (0.41)     (0.36)
 Net Realized and Unrealized
  Gain (Loss)                     1.91       3.83      (3.36)    (19.91)      5.35
  Total Operations                1.59       3.52      (3.70)    (20.32)      4.99
                              ----------------------------------------------------
Distributions:
 From Net Investment Income          -          -          -          -          -
 From Net Realized Gains             -          -          -      (3.13)     (8.29)
  Total Distributions                -          -          -      (3.13)     (8.29)
Net Asset Value, End of
 Period                       $  20.04   $  18.45   $  14.93   $  18.63   $  42.08
                              ====================================================
Total Return(c)                   8.62%     23.58%    (19.86)%   (51.74)%    10.11%
Net Assets, End of Period
 (000's)                      $203,408   $233,731   $224,348   $354,949   $775,252
Ratio/Supplemental Data:
 Ratio of Expenses to
  Average Net Assets(d)
  Net(e)                          2.22%      2.35%      2.31%      2.14%      2.04%
  Total(f)                        2.22%      2.37%      2.35%      2.14%      2.07%
 Net Investment Income
  (Loss) to Average Net
  Assets(d)                      (1.59)%    (1.87)%    (1.75)%    (1.48)%    (1.26)%
 Portfolio Turnover Rate(g)         41%        62%        62%        64%        41%

                                       CLASS C*             CLASS T
                              --------------------------------------
                                 Year or Period Ended       Year or Period Ended
                              October    October 31,(a,b)   October
                              --------------------------------------
                                2004           2003           2004
                              --------   ----------------   --------
Net Asset Value, Beginning
 of Period                    $ 18.45         $14.74        $  20.45
Investment Operations:
 Net Investment Income
  (Loss)                        (0.30)         (0.32)          (0.16)
 Net Realized and Unrealized
  Gain (Loss)                    1.88           4.03            2.10
  Total Operations               1.58           3.71            1.94
                              --------------------------------------
Distributions:
 From Net Investment Income         -              -               -
 From Net Realized Gains            -              -               -
  Total Distributions               -              -               -
Net Asset Value, End of
 Period                       $ 20.03         $18.45        $  22.39
                              ======================================
Total Return(c)                  8.62%         25.17%           9.49%
Net Assets, End of Period
 (000's)                      $71,196         $  735        $246,052
Ratio/Supplemental Data:
 Ratio of Expenses to
  Average Net Assets(d)
  Net(e)                         2.08%          2.35%           1.38%
  Total(f)                       2.08%          2.37%           1.38%
 Net Investment Income
  (Loss) to Average Net
  Assets(d)                     (1.44)%        (1.88)%         (0.75)%
 Portfolio Turnover Rate(g)        41%            62%             41%

                                                CLASS T
                              -------------------------------------------
                                       Year or Period Ended
                                            October 31,(a)
                              -------------------------------------------
                                2003       2002       2001        2000
                              --------   --------   --------   ----------
Net Asset Value, Beginning
 of Period                       16.40      20.20      44.76        47.45
Investment Operations:
 Net Investment Income
  (Loss)                         (0.16)     (0.16)     (0.14)        0.25
 Net Realized and Unrealized
  Gain (Loss)                     4.21      (3.64)    (21.29)        5.35
  Total Operations                4.05      (3.80)    (21.43)        5.60
                              -------------------------------------------
Distributions:
 From Net Investment Income          -          -          -            -
 From Net Realized Gains             -          -      (3.13)       (8.29)
  Total Distributions                -          -      (3.13)       (8.29)
Net Asset Value, End of
 Period                       $  20.45   $  16.40   $  20.20   $    44.76
                              ===========================================
Total Return(c)                  24.70%    (18.82)%   (51.07)%      11.20%
Net Assets, End of Period
 (000's)                      $416,719   $368,301   $546,317   $1,232,295
Ratio/Supplemental Data:
 Ratio of Expenses to
  Average Net Assets(d)
  Net(e)                          1.35%      1.31%      1.14%        1.04%
  Total(f)                        1.37%      1.34%      1.14%        1.07%
 Net Investment Income
  (Loss) to Average Net
  Assets(d)                      (0.87)%    (0.75)%    (0.48)%      (0.26)%
 Portfolio Turnover Rate(g)         62%        62%        64%          41%

* Prior to March 1, 2004, Class C shares were known as Class L shares. Effective June 15, 2004, Class C2 shares merged into Class C shares; effective September 24, 2004, Class M shares merged into Class C shares.
(a) Per share information is calculated based on average number of shares outstanding for the periods ending 10/31/2001, 10/31/2002, 10/31/2003 and 10/31/2004.
(b) The inception date for Class C shares was November 11, 2002.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.
(d) Annualized.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g) Not annualized for periods of less than one year.

TA IDEX JENNISON GROWTH
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of TA IDEX Jennison Growth is to seek long-term growth of capital.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, Jennison Associates LLC (Jennison), seeks to achieve the fund's objective by investing substantially all, but at least 65%, of its total assets in equity securities, principally common stocks, preferred stocks, warrants, rights and depository receipts, of U.S. and foreign companies with market capitalizations of at least $1 billion and above average prospects for growth. These companies are generally medium- to large-capitalization companies.

The sub-adviser uses a "bottom-up" approach, researching and evaluating individual companies, to manage the fund's investments.

WHAT IS A "BOTTOM-UP" ANALYSIS?
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

In selecting stocks for the fund, the sub-adviser looks for companies with the following financial characteristics:

- Superior absolute and relative earnings growth

- Above average revenue and earnings per share growth

- Sustainable or improving profitability

- Strong balance sheets

In addition, Jennison looks for companies that have actually achieved or exceeded expected earnings results and are attractively valued relative to their growth prospects. Earnings predictability and confidence in earnings forecasts are important parts of the selection process. Securities in which the fund invests have historically been more volatile than the Standard & Poor's 500 Composite Stock Price Index (S&P 500). In addition, companies that have an earnings growth ratio higher than that of the average S&P 500 company tend to reinvest their earnings rather than distribute them, so the portfolio is not likely to receive significant dividend income on its investments. The sub-adviser focuses on stocks of companies that have distinct attributes such as:

- Strong market position with a defensible franchise

- Unique marketing competence

- Strong research and development leading to superior new product flow

- Capable and disciplined management

Such companies generally trade at high prices relative to their current earnings. The portfolio may invest up to 20% of its assets in the securities of foreign issuers.

The fund may invest up to 35% of its total assets in equity-related securities of companies that are undergoing changes in management or product or changes in marketing dynamics that have not yet been reflected in reported earnings (but are expected to affect earnings in the intermediate term). These securities often are not widely known and are favorably valued.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the fund holds fluctuates in price, the value of your investments in the fund will go up and down.

- GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

- FOREIGN SECURITIES
Investments in foreign securities including American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include:

- changes in currency values

- currency speculation

- currency trading costs

- different accounting and reporting practices

- less information available to the public

- less (or different) regulation of securities markets

- more complex business negotiations

- less liquidity

- more fluctuations in prices

- delays in settling foreign securities transactions

- higher costs for holding shares (custodial fees)

- higher transaction costs

- vulnerability to seizure and taxes

- political instability and small markets

- different market trading days

- PREFERRED STOCKS
Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

- WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that

TA IDEX JENNISON GROWTH
--------------------------------------------------------------------------------

may be purchased. They do not represent any rights in the assets of the issuing company.

Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.idexfunds.com 30 days after the end of each calendar quarter. Such information will remain online for six months.


- INVESTOR PROFILE

The fund may be appropriate for investors who seek long-term growth of capital and who can tolerate significant fluctuations in value of their investment.


(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual returns for different periods compare to the returns of a broad measure of market performance, the S&P 500 Index, a widely recognized unmanaged index of market performance which is comprised of 500 widely held common stocks that measures the general performance of the market. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitation of the funds expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)


                                 CLASS A SHARES

(BAR GRAPH)                    ------------------

1997                                                                             21.11
1998                                                                             -5.34
1999                                                                             29.33
2000                                                                            -28.56
2001                                                                             10.06
2002                                                                            -20.92
2003                                                                             30.94
2004                                                                             10.20





------------------------------------------------------------
CLASS A SHARES              QUARTER ENDED        RETURN
------------------------------------------------------------
  Best Quarter:              12/31/1998           24.98%
------------------------------------------------------------
  Worst Quarter:              9/30/1998         (24.42)%
------------------------------------------------------------



  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04(1)



----------------------------------------------------------------------
                                                              LIFE OF
                                      1 YEAR      5 YEARS     FUND(2)
----------------------------------------------------------------------
  Class A
----------------------------------------------------------------------
    Return before taxes                4.14%      (3.25)%      3.69%
----------------------------------------------------------------------
    Return after taxes on
    distributions(3)                   4.14%      (4.15)%      2.28%
----------------------------------------------------------------------
    Return after taxes on
    distributions and sales of fund
    shares(3)                          2.69%      (3.32)%      2.30%
----------------------------------------------------------------------
  Class B                              4.58%      (2.94)%      3.72%
----------------------------------------------------------------------
  Class C                              8.81%        NA        19.95%
----------------------------------------------------------------------
  S&P 500 Index (reflects no
  deduction for fees, expenses, or
  taxes)                              10.87%      (2.30)%      9.23%
----------------------------------------------------------------------



(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.


(2) The fund commenced operations on February 1, 1996. Class C shares commenced operations on November 11, 2002.


(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.



(DOLLAR ICON)

FEES AND EXPENSES
---------------------------------------------------------
The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


-------------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)
                                                         CLASS OF SHARES
                                                         ---------------
                                                   A(A)        B          C
-------------------------------------------------------------------------------
 Maximum sales charge (load) imposed on            5.50%      None       None
 purchases (as a % of offering price)
-------------------------------------------------------------------------------
 Maximum deferred sales charge (load) (as a
 percentage of purchase price or redemption       None(a)   5.00%(b)   1.00%(c)
 proceeds, whichever is lower)
-------------------------------------------------------------------------------
 Redemption fee on shares held 5 trading days or   2.00%     2.00%      2.00%
 less (as a percentage of amount redeemed)
-------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(d)
                                                         CLASS OF SHARES
                                                         ---------------
                                                     A         B          C*
-------------------------------------------------------------------------------
 Management fees                                   0.80%     0.80%      0.80%
 Distribution and service (12b-1) fees             0.35%     1.00%      1.00%
 Other expenses                                    0.44%     0.44%      0.59%
-------------------------------------------------------------------------------
                                                      ---------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES              1.59%     2.24%      2.39%
 EXPENSE REDUCTIONS(e)                            (0.00)%   (0.00)%    (0.00)%
                                                      ---------------------
 NET OPERATING EXPENSE                             1.59%     2.24%      2.39%
-------------------------------------------------------------------------------


(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.

(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%- 1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year).


(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase.


(d) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2004.



(e) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2006 expenses that exceed 1.40%, excluding 12b-1 fees.

TA IDEX JENNISON GROWTH
--------------------------------------------------------------------------------


EXAMPLE


This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.



---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $703      $1,024     $1,368      $2,335
    B(+)       $727      $1,000     $1,300      $2,411
    C          $342      $  745     $1,275      $2,726
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $703      $1,024     $1,368      $2,335
    B(+)       $227      $  700     $1,200      $2,411
    C          $242      $  745     $1,275      $2,726
---------------------------------------------------------


(+) Examples for Class B shares assume conversion to Class A shares eight years after purchase.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:


   Transamerica Fund Advisors, Inc. (TFAI)

   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202


ADVISORY FEE:



AVERAGE DAILY NET ASSETS
First $500 million...............................    0.80%
Over $500 million................................    0.70%



   For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.



SUB-ADVISER:


   Jennison Associates LLC
   466 Lexington Avenue
   New York, New York 10017


SUB-ADVISORY FEE:



The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.40% of the first $500 million of average daily net assets; 0.35% of the average daily net assets over $500 million.



PORTFOLIO MANAGERS:



Jennison typically follows a team approach in the management of its portfolios, while preserving individual accountability with respect to a particular portfolio. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss purchase and sales activity of all accounts in the particular product strategy. Michael A. Del Balso, Spiros Segalas and Kathleen
A. McCarragher are the portfolio managers of the Fund. Mr. Del Balso generally has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales or individual securities, portfolio construction, risk assessment, and management of cash flows.



The portfolio managers for the Fund are supported by members of Jennison's Large Cap Growth Equity Team, which is compromised of other portfolio managers, research analysts and other investment professionals of Jennison. Team members provide research support and make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.



-- Michael A. Del Balso joined Jennison in 1972 and is currently an Executive Vice President at Jennison. He is also Jennison's Director of Research for Growth Equity. Mr. Del Balso is a graduate of Yale University and received his M.B.A. from Columbia University. He is a member of The New York Society of Security Analysts, Inc.



-- Spiros Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer at Jennison. He received his B.A. from Princeton University and is a member of The New York Society of Security Analysts, Inc.



-- Kathleen A. McCarragher joined Jennison in 1998 and is an Executive Vice President at Jennison. She is also Jennison's Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. as a managing director and a director of large cap growth equities for six years. Ms. McCarragher received her B.B.A. degree from the University of Wisconsin and her M.B.A. from Harvard University.

TA IDEX JENNISON GROWTH
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the fund's performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2004 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2004 Annual Report, which is available to you upon request.

                                                          CLASS A
                                  -------------------------------------------------------
                                                   Year or Period Ended
                                    October 31,                 October 31,(a)
                                  -------------------------------------------------------
                                        2004          2003      2002      2001      2000
                                  ----------------   -------   -------   -------   ------
Net Asset Value, Beginning of
 Period                                 $8.54          $6.88     $8.04    $10.26   $12.14
Investment Operations:
 Net Investment Income (Loss)           (0.07)         (0.04)    (0.05)    (0.01)   (0.13)
 Net Realized and Unrealized
   Gain (Loss)                           1.05           1.70     (1.11)    (1.17)   (1.54)
 Total Operations                        0.98           1.66     (1.16)    (1.18)   (1.67)
                                  -------------------------------------------------------
Distributions:
 From Net Investment Income                 -              -         -         -        -
 From Net Realized Gains                    -              -         -     (1.04)   (0.21)
   Total Distributions                      -              -         -     (1.04)   (0.21)
Net Asset Value, End of Period          $9.52          $8.54     $6.88     $8.04   $10.26
                                  =======================================================

Total Return (c)                        11.48%         24.13%   (14.47)%  (11.08)% (14.06)%
Net Assets, End of Period
 (000's)                              $57,760        $18,833   $21,836   $17,670   $4,147
Ratio/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets(d)
   Net(e)                                1.59%          1.75%     1.75%     1.55%    1.55%
   Total(f)                              1.59%          1.90%     1.82%     2.44%    2.66%
 Net Investment Income (Loss) to
   Average Net Assets(d)                (0.79)%        (0.54)%   (0.52)%   (0.11)%  (0.87)%
 Portfolio Turnover Rate(g)               147%           100%       98%      158%     244%

                                                          CLASS B
                                  -------------------------------------------------------
                                                   Year or Period Ended
                                    October 31,                 October 31,(a)
                                  -------------------------------------------------------
                                        2004          2003      2002      2001      2000
                                  ----------------   -------   -------   -------   ------
Net Asset Value, Beginning of
 Period                                 $8.14          $6.60     $7.77    $10.01   $11.93
Investment Operations:
 Net Investment Income (Loss)           (0.12)         (0.08)    (0.10)    (0.05)   (0.17)
 Net Realized and Unrealized
   Gain (Loss)                           1.01           1.62     (1.07)    (1.15)   (1.54)
 Total Operations                        0.89           1.54     (1.17)    (1.20)   (1.71)
                                  -------------------------------------------------------
Distributions:
 From Net Investment Income                 -              -         -         -        -
 From Net Realized Gains                    -              -         -     (1.04)   (0.21)
   Total Distributions                      -              -         -     (1.04)   (0.21)
Net Asset Value, End of Period          $9.03          $8.14     $6.60     $7.77   $10.01
                                  =======================================================
Total Return (c)                        10.93%         23.33%   (15.10)%  (11.54)% (14.70)%
Net Assets, End of Period
 (000's)                              $34,667        $37,500   $37,363   $31,922   $3,483
Ratio/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets(d)
   Net(e)                                2.24%          2.40%     2.40%     2.20%    2.20%
   Total(f)                              2.24%          2.55%     2.47%     3.09%    3.31%
 Net Investment Income (Loss) to
   Average Net Assets(d)                (1.37)%        (1.19)%   (1.17)%   (0.76)%  (1.52)%
 Portfolio Turnover Rate(g)               147%           100%       98%      158%     244%

                                               CLASS C*
                                  -----------------------------------
                                         Year or Period Ended
                                    October 31,      October 31,(a,b)
                                  -----------------------------------
                                        2004               2003
                                  ----------------   ----------------
Net Asset Value, Beginning of
 Period                                 $8.14              $6.60
Investment Operations:
 Net Investment Income (Loss)           (0.15)             (0.09)
 Net Realized and Unrealized
   Gain (Loss)                           1.06               1.63
 Total Operations                        0.91               1.54
                                  -----------------------------------
Distributions:
 From Net Investment Income                 -                  -
 From Net Realized Gains                    -                  -
   Total Distributions                      -                  -
Net Asset Value, End of Period          $9.05              $8.14
                                  ===================================
Total Return (c)                        11.18%             23.33%
Net Assets, End of Period
 (000's)                              $13,717               $607
Ratio/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets(d)
   Net(e)                                2.39%              2.40%
   Total(f)                              2.39%              2.55%
 Net Investment Income (Loss) to
   Average Net Assets(d)                (1.68)%            (1.19)%
 Portfolio Turnover Rate(g)               147%               100%

* Prior to March 1, 2004, Class C shares were known as Class L shares. Effective June 15, 2004, Class C2 shares merged into Class C shares; effective September 24, 2004, Class M shares merged into Class C shares.
(a) Per share information is calculated based on average number of shares outstanding for the periods ending 10/31/2001, 10/31/2002, 10/31/2003 and 10/31/2004.
(b) The inception date for Class C shares was November 11, 2002.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on any initial purchase. Periods of less than one year are not annualized.
(d) Annualized.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g) Not annualized for periods of less than one year.

TA IDEX MARSICO GROWTH
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The investment objective of TA IDEX Marsico Growth is to seek long-term growth of capital.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, Banc of America Capital Management, LLC, has entered into an agreement with Marsico Capital Management, LLC (Marsico), under which Marsico provides portfolio management to the fund. Marsico seeks to achieve this objective by investing principally in:

- common stocks

The fund, under normal circumstances, invests at least 80% of total assets in a diversified portfolio of common stocks of large-and medium-sized companies selected for their growth potential.

Stocks for this fund are selected based on an approach that combines "top-down" analysis of economic and social trends with "bottom-up" stock selection. Top-down analysis takes into consideration macro-economic factors such as interest rates, inflation, the regulatory environment and the global competitive landscape, as well as the most attractive global investment opportunities, industry consolidation and other economic and social trends. Bottom-up analysis emphasizes investments in well-known, high-quality companies with specific expertise or dominance, franchise durability and pricing power, solid fundamentals such as strong balance sheets, strong management and reasonable valuations in light of projected growth rates.

To determine whether a security could have favorable growth prospects, Marsico ordinarily looks for one or more of the following characteristics in relation to the security's prevailing price:

- prospects for above-average sales and earnings growth per share

- high return on invested capital

- free cash flow generation

- sound balance sheet, financial and accounting policies and overall financial strength

- apparent use of conservative accounting standards, and transparent financial disclosure

- strong competitive advantages

- effective research, product development and marketing

- pricing flexibility

- strength of management

- general operating characteristics that will enable the company to compete successfully in its marketplace

Marsico may sell the fund's investments if stock prices appreciate excessively in relation to fundamental prospects. Companies also may be sold if they fail to realize their growth potential or there are more attractive opportunities elsewhere.

WHAT IS A "BOTTOM-UP" ANALYSIS?

When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

WHAT IS A "TOP-DOWN" APPROACH?
When using a "top-down" approach, the fund manager looks first at broad market factors, and on the basis of those market factors, chooses certain sectors, or industries within the overall market. The manager then looks at individual companies within those sectors or industries.

While the fund invests principally in publicly traded U.S. securities, Marsico may invest up to 20% in the aggregate in foreign equity securities listed on foreign markets (including securities of issuers quoted in foreign currencies) or, to a lesser extent, in other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

- FOREIGN SECURITIES
Investments in foreign securities including American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts (EDRs) involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include:

- changes in currency values

- currency speculation

- currency trading costs

- different accounting and reporting practices

- less information available to the public

- less (or) different regulation of securities markets

- more complex business negotiations

- less liquidity

- more fluctuations in prices

- delays in settling foreign securities transactions

TA IDEX MARSICO GROWTH
--------------------------------------------------------------------------------

- higher costs for holding shares (custodial fees)

- higher transaction costs

- vulnerability to seizure and taxes
- political instability and small markets

- different market trading days

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.idexfunds.com 30 days after the end of each calendar quarter. Such information will remain online for six months.


- INVESTOR PROFILE
This fund may be appropriate for investors who seek long-term growth of capital and who can tolerate fluctuations inherent in stock investing.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) a widely recognized unmanaged index of market performance which is comprised of 500 widely held common stocks that measures the general performance of the market. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)


                                 CLASS A SHARES

(BAR GRAPH)                    ------------------

2000                                                                             -8.22
2001                                                                            -14.19
2002                                                                            -27.12
2003                                                                             27.23
2004                                                                             11.31





------------------------------------------------------------
CLASS A SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                 6/30/2003         12.50%
------------------------------------------------------------
  Worst Quarter:                9/30/2002         (16.03)%
------------------------------------------------------------



  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04(1)



----------------------------------------------------------------------
                                                              LIFE OF
                                      1 YEAR      5 YEAR      FUND(2)
----------------------------------------------------------------------
  Class A
----------------------------------------------------------------------
    Return before taxes                5.18%       (5.14)%   (0.49)%
----------------------------------------------------------------------
    Return after taxes on
    distributions(3)                   5.18%       (5.21)%   (0.58)%
----------------------------------------------------------------------
    Return after taxes on
    distributions and sales of fund
    shares(3)                          3.37%       (4.33)%   (0.46)%
----------------------------------------------------------------------
  Class B                              5.68%       (4.94)%   (0.21)%
----------------------------------------------------------------------
  Class C                              9.34%         N/A      15.15%
----------------------------------------------------------------------
  S&P 500 Index (reflects no
  deduction for fees, expenses, or
  taxes)                              10.87%       (2.30)%     1.13%
----------------------------------------------------------------------



(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After-tax returns are presented for only one class and returns for other classes will vary.


(2) The fund commenced operations on March 1, 1999. Class C shares commenced operations on November 11, 2002.


(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


NOTE: Prior to November 1, 2002, a different firm managed the fund and the performance set forth prior to that date is attributable to that manager. Marsico employs different investment strategies than the previous sub-adviser.


(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


----------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)
                                                      CLASS OF SHARES
                                                      ---------------
                                                A(A)        B          C
----------------------------------------------------------------------------
 Maximum sales charge (load) imposed on         5.50%      None       None
 purchases (as a % of offering price)
----------------------------------------------------------------------------
 Maximum deferred sales charge (load) (as a
 percentage of purchase price or redemption    None(a)   5.00%(b)   1.00%(c)
 proceeds, whichever is lower)
----------------------------------------------------------------------------
 Redemption fee on shares held 5 trading days   2.00%     2.00%      2.00%
 or less (as a percentage of amount redeemed)
----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(d)
                                                      CLASS OF SHARES
                                                      ---------------
                                                  A         B          C*
----------------------------------------------------------------------------
 Management fees                                0.80%     0.80%      0.80%
 Distribution and service (12b-1) fees          0.35%     1.00%      1.00%
 Other expenses                                 0.37%     0.33%      0.60%
----------------------------------------------------------------------------
                                                 -------------------------
 TOTAL ANNUAL FUND                              1.52%     2.13%      2.40%
 OPERATING EXPENSES
 EXPENSE REDUCTION(e)                          (0.00)%   (0.00)%    (0.00)%
                                                 -------------------------
 NET OPERATING EXPENSES                         1.52%     2.13%      2.40%
----------------------------------------------------------------------------


(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.

(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year).


(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase.

TA IDEX MARSICO GROWTH
--------------------------------------------------------------------------------


(d) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2004.


(e) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2006 for expenses that exceed 1.40%, excluding 12b-l fees. TFAI is entitled to reimbursement by the fund of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.40%.



EXAMPLE


This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.



---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $696      $1,004     $1,333      $2,263
    B(+)       $716      $  967     $1,244      $2,307
    C          $343      $  748     $1,280      $2,736
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $696      $1,004     $1,333      $2,263
    B(+)       $216      $  667     $1,144      $2,307
    C          $243      $  748     $1,280      $2,736
---------------------------------------------------------


(+ )Examples for Class B shares assume conversion to Class A shares eight years after purchase.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:


   Transamerica Fund Advisors, Inc. (TFAI)

   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202


ADVISORY FEE:



AVERAGE DAILY NET ASSETS
First $500 million...............................    0.80%
Over $500 million................................    0.70%



   For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.


SUB-ADVISER:

   Banc of America Capital Management, LLC
   101 South Tryon Street
   Charlotte, North Carolina 28255


SUB-ADVISORY FEE:



The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.40% of the first $250 million of average daily net assets; 0.375% of the next $250 million of average daily net assets; 0.35% of the next $500 million of average daily net assets; and 0.30% of average daily net assets in excess of $1 billion.



PORTFOLIO MANAGER:


THOMAS F. MARSICO is the Chief Investment Officer of Marsico, and co-manages the investment program of TA IDEX Marsico Growth. Mr. Marsico has over 20 years of experience as a securities analyst and a portfolio manager. Prior to forming Marsico, Mr. Marsico served as the portfolio manager of the Janus Twenty Fund from January 31, 1988 through August 11, 1997 and served in the same capacity for the Janus Growth and Income Fund from May 31, 1991 (the Fund's inception date) through August 11, 1997.

Marsico is a registered investment adviser formed in 1997 that became a wholly owned indirect subsidiary of Bank of America Corporation in January 2001. Marsico was founded by Thomas F. Marsico, who remains the firm's Chairman and CEO.

TA IDEX MARSICO GROWTH
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the fund's performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2004 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2004 Annual Report, which is available to you upon request.

                                                                 CLASS A
                                            --------------------------------------------------
                                                           Year or Period Ended
                                            October 31,             October 31,(a,b)
                                            --------------------------------------------------
                                               2004        2003      2002      2001      2000
                                            -----------   -------   -------   -------   ------
Net Asset Value, Beginning of Period           $8.97        $7.56     $9.10    $12.54   $11.40
Investment Operations:
 Net Investment Income (Loss)                  (0.05)       (0.08)    (0.06)    (0.05)    0.02
 Net Realized and Unrealized Gain (Loss)        0.23         1.49     (1.48)    (3.25)    1.15
 Total Operations                               0.18         1.41     (1.54)    (3.30)    1.17
                                            --------------------------------------------------
Distributions:
 From Net Investment Income                        -            -         -         -        -
 From Net Realized Gains                           -            -         -     (0.14)   (0.03)
   Total Distributions                             -            -         -     (0.14)   (0.03)
Net Asset Value, End of Period                 $9.15        $8.97     $7.56     $9.10   $12.54
                                            --------------------------------------------------

Total Return(c)                                 2.01%       18.65%   (16.88)%  (26.63)%  10.29%
Net Assets, End of Period (000's)            $37,186      $34,167    $5,752    $7,361   $6,587
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                       1.52%        1.75%     1.73%     1.55%    1.55%
   Total(f)                                     1.52%        1.80%     2.05%     2.03%    2.53%
 Net Investment Income (Loss) to Average
   Net Assets(d)                               (0.58)%      (0.97)%   (0.56)%   (0.43)%  (0.47)%
 Portfolio Turnover Rate(g)                       85%         129%       34%       15%      25%

                                                                 CLASS B
                                            --------------------------------------------------
                                                           Year or Period Ended
                                            October 31,             October 31,(a,b)
                                            --------------------------------------------------
                                               2004        2003      2002      2001      2000
                                            -----------   -------   -------   -------   ------
Net Asset Value, Beginning of Period           $8.68        $7.36     $8.92    $12.41   $11.35
Investment Operations:
 Net Investment Income (Loss)                  (0.10)       (0.12)    (0.11)    (0.11)   (0.06)
 Net Realized and Unrealized Gain (Loss)        0.22        $1.44     (1.45)    (3.24)    1.15
 Total Operations                               0.12         1.32     (1.56)    (3.35)    1.09
                                            --------------------------------------------------
Distributions:
 From Net Investment Income                        -            -         -         -        -
 From Net Realized Gains                           -            -         -     (0.14)   (0.03)
   Total Distributions                             -            -         -     (0.14)   (0.03)
Net Asset Value, End of Period                 $8.80        $8.68     $7.36     $8.92   $12.41
                                            --------------------------------------------------
Total Return(c)                                 1.38%       17.93%   (17.52)%  (27.25)%   9.54%
Net Assets, End of Period (000's)            $19,792      $19,723   $14,130   $15,081   $7,908
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                       2.13%        2.40%     2.38%     2.20%    2.20%
   Total(f)                                     2.13%        2.45%     2.70%     2.68%    3.18%
 Net Investment Income (Loss) to Average
   Net Assets(d)                               (1.19)%      (1.62)%   (1.21)%   (1.08)%  (1.12)%
 Portfolio Turnover Rate(g)                       85%         129%       34%       15%      25%

                                                       CLASS C*
                                            ------------------------------
                                                 Year or Period Ended
                                            October 31,   October 31,(a,b)
                                            ------------------------------
                                               2004             2003
                                            -----------   ----------------
Net Asset Value, Beginning of Period           $8.68            $7.18
Investment Operations:
 Net Investment Income (Loss)                  (0.12)           (0.12)
 Net Realized and Unrealized Gain (Loss)        0.22             1.62
 Total Operations                               0.10             1.50
                                            ------------------------------
Distributions:
 From Net Investment Income                        -                -
 From Net Realized Gains                           -                -
   Total Distributions                             -                -
Net Asset Value, End of Period                 $8.78            $8.68
                                            ------------------------------
Total Return(c)                                 1.27%           20.89%
Net Assets, End of Period (000's)             $9,379           $1,200
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                       2.40%            2.40%
   Total(f)                                     2.40%            2.46%
 Net Investment Income (Loss) to Average
   Net Assets(d)                               (1.38)%          (1.62)%
 Portfolio Turnover Rate(g)                       85%             129%

* Prior to March 1, 2004, Class C shares were known as Class L shares. Effective June 15, 2004, Class C2 shares merged into Class C shares; effective September 24, 2004, Class M shares merged into Class C shares.
(a) Per share information is calculated based on average number of shares outstanding for the periods ending 10/31/2001, 10/31/2002, 10/31/2003 and 10/31/2004.
(b) TA IDEX Marsico Growth commenced operations on March 1, 1999. The inception date for the offering of Class C shares was November 11, 2002.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on any initial purchase. Periods of less than one year are not annualized.
(d) Annualized.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g) Not annualized for periods of less than one year.

TA IDEX SALOMON ALL CAP

--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The investment objective of TA IDEX Salomon All Cap is to seek capital appreciation.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------

The fund's sub-adviser, Salomon Brothers Asset Management Inc (SaBAM), seeks to achieve this objective by investing fund assets principally in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies SaBAM believes are undervalued in the marketplace. While the SaBAM selects investments primarily for their capital appreciation potential, secondary consideration is given to a company's dividend record and the potential for an improved dividend return. The fund generally invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small to medium-sized companies when SaBAM believes smaller companies offer more attractive value opportunities. The fund may invest in non-dividend paying stocks.


SaBAM employs a two-step stock selection process in its search for undervalued stocks of temporarily out of favor companies. First, SaBAM uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, it looks for a positive catalyst in the company's near term outlook which SaBAM believes will accelerate earnings or improve the value of the company's assets. SaBAM also emphasizes companies in those sectors of the economy which it believes are undervalued relative to other sectors.

When evaluating an individual stock, SaBAM looks for:


- Low market valuations measured by SaBAM's valuation models.


- Positive changes in earnings prospects because of factors such as:

  - New, improved or unique products and services

  - New or rapidly expanding markets for the company's products

  - New management

  - Changes in the economic, financial, regulatory or political environment particularly affecting the company

  - Effective research, product development and marketing

  - A business strategy not yet recognized by the marketplace


Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.



While the fund invests principally in common stocks, the fund may, to a lesser extent, invest in derivatives, foreign securities (up to 25% of assets) and other investment companies or other securities and investment strategies in pursuit of its investment objective.


(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the fund's holdings may fluctuate in price, the value of your investment in the fund will go up and down.

- VALUE RISK
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.


- FOREIGN SECURITIES


Investments in foreign securities including American Depositary Receipts (ADR's), Global Depositary Receipts (GDR's) and European Depositary Receipts (EDR's) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include:



 - Changes in currency value


 - Currency speculation


 - Currency trading costs


 - Different accounting and reporting practices


 - Less information available to the public


 - Less (or different) regulation of securities markets


 - More complex business negotiations


 - Less liquidity


 - More fluctuations in prices


 - Delays in settling foreign securities transactions


 - Higher costs for holding shares (custodial fees)


 - Higher transaction costs


 - Vulnerability to seizure and taxes


 - Political instability and small markets


 - Different market trading days



- DERIVATIVES


The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the investment manager, the fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the fund will be able to engage in these transactions to reduce exposure to other risks.

TA IDEX SALOMON ALL CAP

--------------------------------------------------------------------------------

- CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.


- PREFERRED STOCKS
These stocks come with a promise to pay a stated dividend. Their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

THIS FUND IS NON-DIVERSIFIED.

WHAT IS A NON-DIVERSIFIED FUND?
A "non-diversified" fund has the ability to take larger positions in a smaller number of issuers. To the extent a fund invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the fund may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

- SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.
YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Full Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.idexfunds.com 30 days after the end of each calendar quarter. Such information will remain online for six months.


- INVESTOR PROFILE
This fund may be appropriate for investors who want long-term growth of capital and who can tolerate fluctuations in their investments.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Russell 3000 Index (Russell 3000 Index) a widely recognized unmanaged index of market performance which is comprised of 3000 large U.S. Companies, as determined by market capitalization. This index represents approximately 98% of the investable U.S. equity market. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.


YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)


                                 CLASS A SHARES

                               ------------------
[BAR CHART]

2000                                                                             16.88
2001                                                                              1.55
2002                                                                            -26.86
2003                                                                             37.56
2004                                                                              7.93





------------------------------------------------------------
CLASS A SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                 6/30/2003          22.99%
------------------------------------------------------------
  Worst Quarter:                9/30/2002         (21.67)%
------------------------------------------------------------



  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04(1)



--------------------------------------------------------------------
                                                            LIFE OF
                                      1 YEAR     5 YEARS    FUND(2)
--------------------------------------------------------------------
  Class A
--------------------------------------------------------------------
    Return before taxes                2.00%      4.02%      8.24%
--------------------------------------------------------------------
    Return after taxes on
    distributions(3)                   1.99%      3.71%      7.86%
--------------------------------------------------------------------
    Return after taxes on
    distributions and sales of fund
    shares(3)                          1.30%      3.25%      6.92%
--------------------------------------------------------------------
  Class B                              2.27%      4.36%      8.62%
--------------------------------------------------------------------
  Class C                              6.13%       N/A      20.64%
--------------------------------------------------------------------
  Russell 3000 Index (reflects no
  deduction for fees, expenses, or
  taxes)                              11.95%     (1.16)%     2.32%
--------------------------------------------------------------------



(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.


(2) The fund commenced operations on March 1, 1999. Class C shares commenced operations on November 11, 2002.

TA IDEX SALOMON ALL CAP

--------------------------------------------------------------------------------


(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


----------------------------------------------------------------------------
         SHAREHOLDER FEES (fees paid directly from your investment)
                                                   CLASS OF SHARES
                                                   ---------------
                                           A(A)        B          C
----------------------------------------------------------------------------
 Maximum sales charge (load) imposed on    5.50%      None      None
 purchases (as a % of offering price)
----------------------------------------------------------------------------
 Maximum deferred sales charge (load)
 (as a percentage of purchase price or    None(a)   5.00%(b)   1.00%(c)
 redemption proceeds, whichever is
 lower)
----------------------------------------------------------------------------
 Redemption fee on shares held 5 trading
 days or less (as a percentage of amount   2.00%     2.00%      2.00%
 redeemed)
----------------------------------------------------------------------------
      ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(d)
                                                CLASS OF SHARES
                                                ---------------
                                             A         B         C*
----------------------------------------------------------------------------
 MANAGEMENT FEES                           0.78%     0.78%      0.78%
 DISTRIBUTION AND SERVICE (12B-1) FEES     0.35%     1.00%      1.00%
 OTHER EXPENSES                            0.20%     0.19%      0.21%
----------------------------------------------------------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES      1.33%     1.97%      1.99%
 EXPENSE REDUCTIONS(E)                    (0.00)%   (0.00)%    (0.00)%
----------------------------------------------------------------------------
 NET OPERATING EXPENSES                    1.33%     1.97%      1.99%
----------------------------------------------------------------------------


(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.

(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year).


(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase.


(d) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2004.


(e) Contractual arrangements have been made with the fund's investment adviser Transamerica Fund Advisers, Inc. (TFAI) through March 1, 2006, for expenses that exceed 1.20%, excluding 12b-1 fees.



EXAMPLE


This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.



---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
A              $678      $  948     $1,239      $2,063
B(+)           $700      $  918     $1,162      $2,130
C              $302      $  624     $1,073      $2,317
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
A              $678      $  948     $1,239      $2,063
B(+)           $200      $  618     $1,062      $2,130
C              $202      $  624     $1,073      $2,317
---------------------------------------------------------


(+) Examples for Class B shares assume conversion to Class A shares eight years after purchase.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:


   Transamerica Fund Advisors, Inc. (TFAI)

   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202


ADVISORY FEE:



AVERAGE DAILY NET ASSETS
First $500 million...............................    0.80%
Over $500 million................................    0.70%



   For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.


SUB-ADVISER:


   Salomon Brothers Asset Management Inc

   399 Park Avenue
   New York, New York 10022


SUB-ADVISORY FEE:



The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.30% of the first $20 million of average daily net assets; 0.50% of the next $20-$100 million of average daily net assets; and 0.40% of average daily net assets over $100 million.



PORTFOLIO MANAGERS:


JOHN J. GOODE, managing director of SaBAM, has managed this fund since May 2002. He has been employed by Citigroup Inc. (or its predecessor firms) since 1969.


PETER J. HABLE, managing director of SaBAM, has managed this fund since May 2002. He has been employed by Citigroup Inc. (or its predecessor firms) since 1983.

SaBAM has provided investment advisory services to various clients since 1987.

TA IDEX SALOMON ALL CAP
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the fund's performance for as long as it has been operating. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2004 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2004 Annual Report, which is available to you upon request.

                                                                  CLASS A
                                            ----------------------------------------------------
                                                            Year or Period Ended
                                            October 31,              October 31,(a,b)
                                            ----------------------------------------------------
                                               2004         2003      2002      2001      2000
                                            -----------   --------   -------   -------   -------
Net Asset Value, Beginning of Period           $13.95       $10.34    $13.63    $15.51    $11.70
Investment Operations:
 Net Investment Income (Loss)                   (0.03)       (0.04)        -      0.12      0.08
 Net Realized and Unrealized Gain (Loss)         0.88         3.65     (3.15)    (1.58)     3.92
 Total Operations                                0.85         3.61     (3.15)    (1.46)     4.00
                                            ----------------------------------------------------
Distributions:
 From Net Investment Income                         -            -         -         -         -
 From Net Realized Gains                            -            -     (0.14)    (0.42)    (0.19)
   Total Distributions                              -            -     (0.14)    (0.42)    (0.19)
Net Asset Value, End of Period                 $14.80       $13.95    $10.34    $13.63    $15.51
                                            ====================================================

Total Return(c)                                  6.09%       34.91%   (23.44)%   (9.49)%   34.50%
Net Assets, End of Period (000's)            $438,047     $271,958   $57,528   $77,791   $25,575
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                        1.33%        1.55%     1.55%     1.58%     1.58%
   Total(f)                                      1.33%        1.64%     1.65%     1.68%     2.41%
 Net Investment Income (Loss) to Average
   Net Assets(d)                                (0.17)%      (0.36)%   (0.03)%    0.75%     0.45%
 Portfolio Turnover Rate(g)                        25%          30%      162%       82%       91%

                                                                   CLASS B
                                            -----------------------------------------------------
                                                            Year or Period Ended
                                            October 31,              October 31,(a,b)
                                            -----------------------------------------------------
                                               2004         2003       2002      2001      2000
                                            -----------   --------   --------   -------   -------
Net Asset Value, Beginning of Period           $13.53       $10.08     $13.41    $15.36    $11.66
Investment Operations:
 Net Investment Income (Loss)                   (0.11)       (0.12)     (0.10)     0.02     (0.03)
 Net Realized and Unrealized Gain (Loss)         0.85         3.57      (3.09)    (1.55)     3.92
 Total Operations                                0.74         3.45      (3.19)    (1.53)     3.89
                                            -----------------------------------------------------
Distributions:
 From Net Investment Income                         -            -          -         -         -
 From Net Realized Gains                            -            -      (0.14)    (0.42)    (0.19)
   Total Distributions                              -            -      (0.14)    (0.42)    (0.19)
Net Asset Value, End of Period                 $14.27       $13.53     $10.08    $13.41    $15.36
                                            =====================================================
Total Return(c)                                  5.48%       34.23%    (24.11)%  (10.09)%   33.72%
Net Assets, End of Period (000's)            $150,829     $158,147   $130,709   $167,214  $38,203
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                        1.97%        2.20%      2.20%     2.23%     2.20%
   Total(f)                                      1.97%        2.29%      2.30%     2.33%     3.06%
 Net Investment Income (Loss) to Average
   Net Assets(d)                                (0.80)%      (1.01)%    (0.68)%    0.10%    (0.20)%
 Portfolio Turnover Rate(g)                        25%          30%       162%       82%       91%

                                                       CLASS C*
                                            ------------------------------
                                                 Year or Period Ended
                                            October 31,   October 31,(a,b)
                                            ------------------------------
                                               2004             2003
                                            -----------   ----------------
Net Asset Value, Beginning of Period           $13.53          $10.26
Investment Operations:
 Net Investment Income (Loss)                   (0.12)          (0.12)
 Net Realized and Unrealized Gain (Loss)         0.85            3.39
 Total Operations                                0.73            3.27
                                            ------------------------------
Distributions:
 From Net Investment Income                         -               -
 From Net Realized Gains                            -               -
   Total Distributions                              -               -
Net Asset Value, End of Period                 $14.26          $13.53
                                            ==============================
Total Return(c)                                  5.43%          31.87%
Net Assets, End of Period (000's)             $65,391          $2,547
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                        1.99%           2.20%
   Total(f)                                      1.99%           2.29%
 Net Investment Income (Loss) to Average
   Net Assets(d)                                (0.83)%         (1.01)%
 Portfolio Turnover Rate(g)                        25%             30%

* Prior to March 1, 2004, Class C shares were known as Class L shares. Effective June 15, 2004, Class C2 shares merged into Class C shares; effective September 24, 2004, Class M shares merged into Class C shares.
(a) Per share information is calculated based on average number of shares outstanding for the periods ending 10/31/2001, 10/31/2002, 10/31/2003 and 10/31/2004.
(b) TA IDEX Salomon All Cap commenced operations on March 1, 1999. The inception date for Class C shares was November 11, 2002.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.
(d) Annualized.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g) Not annualized for periods of less than one year.

TA IDEX SALOMON INVESTORS VALUE

--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS
(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of TA IDEX Salomon Investors Value is to seek long-term growth of capital. Current income is a secondary objective.
(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------

The fund's sub-adviser, Salomon Brothers Asset Management Inc (SaBAM), seeks to achieve this objective by investing fund assets principally in:


-common stocks of established U.S. companies.

SaBAM emphasizes individual security selection while diversifying the fund's investments across industries, which may help to reduce risks. The fund manager focuses on established large capitalization companies (over $5 billion in market capitalization), seeking to identify those companies with solid growth potential at reasonable values. The fund manager employs fundamental analysis to analyze each company in detail, ranking its management, strategy and competitive market position.

In selecting individual companies for investment, SaBAM looks for:

- share prices that appear to be temporarily oversold or do not reflect positive company developments.

- share prices that appear to undervalue the company's assets, particularly on a sum-of-the-parts basis.

- special situations including corporate events, changes in management, regulatory changes or turnaround situations.


- company specific items such as competitive market position, competitive products and services, experienced management team and stable financial condition.

To a lesser degree, the fund invests in income producing securities such as debt securities.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- VALUE RISK
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.idexfunds.com 30 days after the end of each calendar quarter. Such information will remain online for six months.


- INVESTOR PROFILE
This fund may be appropriate for investors who seek long-term capital appreciation and who can tolerate fluctuations inherent in stock investing.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) a widely recognized unmanaged index of market performance which is comprised of 500 widely held common stocks that measures the general performance of the market. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total return for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitations of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.


YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)


                                 CLASS A SHARES

                               ------------------
(BAR GRAPH)

1998                                                                             -7.24
1999                                                                              8.32
2000                                                                             17.30
2001                                                                             -1.87
2002                                                                            -20.29
2003                                                                             29.09
2004                                                                             10.00


------------------------------------------------------------
CLASS A SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                 6/30/2003          18.74
------------------------------------------------------------
  Worst Quarter:                9/30/2002         (20.39)
------------------------------------------------------------



  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04(1)



------------------------------------------------------------------------
                                                                LIFE OF
                                        1 YEAR      5 YEARS     FUND(2)
------------------------------------------------------------------------
  Class A
------------------------------------------------------------------------
    Return before taxes                  3.95%       4.25%       5.05%
------------------------------------------------------------------------
    Return after taxes on
    distributions(3)                     3.19%       3.91%       4.73%
------------------------------------------------------------------------
    Return after taxes on
    distributions and sales of fund
    shares(3)                            3.41%       3.54%       4.25%
------------------------------------------------------------------------
  Class B                                4.43%       4.62%       5.16%
------------------------------------------------------------------------
  Class C                                8.07%          NA      18.67%
------------------------------------------------------------------------
  S&P 500 Index (reflects no
  deduction for fees, expenses, or
  taxes)                                10.87%     (2.30)%       7.24%
------------------------------------------------------------------------



(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.


(2) The fund commenced operations on March 1, 1997. Class C shares commenced operations on November 11, 2002.


(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

TA IDEX SALOMON INVESTORS VALUE

--------------------------------------------------------------------------------

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


-------------------------------------------------------------------------
       SHAREHOLDER FEES (fees paid directly from your investment)
                                                   CLASS OF SHARES
                                                   ---------------
                                             A(A)        B          C
-------------------------------------------------------------------------
 Maximum sales charge (load) imposed on      5.50%      None       None
 purchases (as a % of offering price)
-------------------------------------------------------------------------
 Maximum deferred sales charge (load) (as
 a percentage of purchase price or          None(a)   5.00%(b)   1.00%(c)
 redemption proceeds, whichever is lower)
-------------------------------------------------------------------------
 Redemption fee on shares held 5 trading
 days or less (as a percentage of amount     2.00%     2.00%      2.00%
 redeemed)
-------------------------------------------------------------------------
     ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(d)
                                                   CLASS OF SHARES
                                                   ---------------
                                               A         B          C
-------------------------------------------------------------------------
 Management fees                             0.80%     0.80%      0.80%
 Distribution and service (12b-1) fees       0.35%     1.00%      1.00%
 Other expenses                              0.10%     0.06%      0.50%
-------------------------------------------------------------------------
                                                ---------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES        1.25%     1.86%      2.30%
 EXPENSE REDUCTION(E)                        0.00       0.00      (0.10)
                                                ---------------------
 NET OPERATING EXPENSES                      1.25%     1.86%      2.20%
-------------------------------------------------------------------------


(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.

(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year).


(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase.


(d) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2004.


(e) Contractuals arrangement have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2006 for expenses that exceed 1.20%, excluding 12b-1 fees. TFAI is entitled to reimbursement by the fund of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.20%.



EXAMPLE


This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.



---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $670       $925      $1,199      $1,978
    B(+)       $689       $885      $1,106      $2,021
    C          $323       $709      $1,221      $2,628
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $670       $925      $1,199      $1,978
    B(+)       $189       $585      $1,006      $2,021
    C          $223       $709      $1,221      $2,628
---------------------------------------------------------


(+) Examples for Class B shares assume conversion to Class A shares eight years after purchase.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:


   Transamerica Fund Advisors, Inc. (TFAI)

   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202


ADVISORY FEE:



AVERAGE DAILY NET ASSETS
First $500 million...............................    0.80%
Over $500 million................................    0.70%



   For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.


SUB-ADVISER:

   Salomon Brothers Asset Management Inc
   399 Park Avenue
   New York, New York 10022


SUB-ADVISORY FEE:



The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.35% of average daily net assets, less 50% of any amount reimbursed pursuant to the fund's expense limitation.


PORTFOLIO MANAGERS:


Effective August 19, 2004, Mark J. McAllister, CFA and Robert Feitler serve as co-portfolio managers and are responsible for the day-to-day management of this fund.



Mr. McAllister, Managing Director and equity analyst, joined SaBAM in June 1999. He was Executive Vice President and portfolio manager of JLW Capital Management Inc. from March 1998 to May 1999, and prior to March 1998, was a Vice President and equity analyst at Cohen & Steers Capital Management.


Mr. Feitler is a Director of SaBAM. He joined SaBAM in 1995.


SaBAM has been in the investment advisory business since 1987.

TA IDEX SALOMON INVESTORS VALUE
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand each fund's performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2004 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2004 Annual Report, which is available to you upon request.

                                                                  CLASS A
                                            ---------------------------------------------------
                                                           Year or Period Ended
                                            October 31,              October 31,(a)
                                            ---------------------------------------------------
                                               2004         2003      2002      2001      2000
                                            -----------   --------   -------   -------   ------
Net Asset Value, Beginning of Period           $12.51       $10.21    $12.55    $12.91   $11.28
Investment Operations:
 Net Investment Income (Loss)                    0.10         0.08      0.04      0.07     0.09
 Net Realized and Unrealized Gain (Loss)         1.09         2.31     (2.10)    (0.42)    1.54
 Total Operations                                1.19         2.39     (2.06)    (0.35)    1.63
                                            ---------------------------------------------------
Distributions:
 From Net Investment Income                    $(0.10)      $(0.02)        -         -        -
 From Net Realized Gains                        (0.30)       (0.07)    (0.28)    (0.01)       -
   Total Distributions                          (0.40)       (0.09)    (0.28)    (0.01)       -
Net Asset Value, End of Period                 $13.30       $12.51    $10.21    $12.55   $12.91
                                            ===================================================

Total Return(c)                                  9.52%       23.57%   (16.90)%   (2.68)%  14.38%
Net Assets, End of Period (000's)            $405,455     $233,779   $46,960   $12,176   $8,431
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                        1.25%        1.42%     1.55%     1.55%    1.55%
   Total(f)                                      1.25%        1.42%     1.91%     1.93%    2.20%
 Net Investment Income (Loss) to Average
   Net Assets(d)                                 0.72%        0.71%     0.56%     0.48%    0.40%
 Portfolio Turnover Rate(g)                        33%          32%      101%       29%      50%

                                                                  CLASS B
                                            ---------------------------------------------------
                                                           Year or Period Ended
                                            October 31,              October 31,(a)
                                            ---------------------------------------------------
                                               2004        2003      2002      2001      2000
                                            -----------   -------   -------   -------   -------
Net Asset Value, Beginning of Period           $11.99       $9.84    $12.19    $12.61    $11.09
Investment Operations:
 Net Investment Income (Loss)                    0.01        0.01     (0.01)    (0.02)    (0.02)
 Net Realized and Unrealized Gain (Loss)         1.05        2.23     (2.06)    (0.39)     1.54
 Total Operations                                1.06        2.24     (2.07)    (0.41)     1.52
                                            ---------------------------------------------------
Distributions:
 From Net Investment Income                    $(0.10)     $(0.02)        -         -         -
 From Net Realized Gains                        (0.30)      (0.07)    (0.28)    (0.01)        -
   Total Distributions                          (0.40)      (0.09)    (0.28)    (0.01)        -
Net Asset Value, End of Period                 $12.65      $11.99     $9.84    $12.19    $12.61
                                            ===================================================
Total Return(c)                                  8.82%      22.93%   (17.47)%   (3.31)%   13.72%
Net Assets, End of Period (000's)             $20,463     $20,102   $16,980   $20,034   $10,448
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                        1.86%       2.07%     2.20%     2.20%     2.20%
   Total(f)                                      1.86%       2.07%     2.56%     2.58%     2.85%
 Net Investment Income (Loss) to Average
   Net Assets(d)                                 0.11%       0.06%    (0.09)%   (0.17)%   (0.25)%
 Portfolio Turnover Rate(g)                        33%         32%      101%       29%       50%

                                                       CLASS C*
                                            ------------------------------
                                                 Year or Period Ended
                                            October 31,   October 31,(a,b)
                                            ------------------------------
                                               2004             2003
                                            -----------   ----------------
Net Asset Value, Beginning of Period          $11.99            $9.77
Investment Operations:
 Net Investment Income (Loss)                  (0.05)            0.01
 Net Realized and Unrealized Gain (Loss)        1.08             2.30
 Total Operations                               1.03             2.31
                                            ------------------------------
Distributions:
 From Net Investment Income                   $(0.10)          $(0.02)
 From Net Realized Gains                       (0.30)           (0.07)
   Total Distributions                         (0.40)           (0.09)
Net Asset Value, End of Period                $12.62           $11.99
                                            ==============================
Total Return(c)                                 8.62%           23.81%
Net Assets, End of Period (000's)             $5,981             $797
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                       2.20%            2.07%
   Total(f)                                     2.30%            2.07%
 Net Investment Income (Loss) to Average
   Net Assets(d)                               (0.37)%           0.05%
 Portfolio Turnover Rate(g)                       33%              32%

* Prior to March 1, 2004, Class C shares were known as Class L shares. Effective June 15, 2004, Class C2 shares merged into Class C shares; effective September 24, 2004, Class M shares merged into Class C shares.
(a) Per share information is calculated based on average number of shares outstanding for the periods ending 10/31/2001, 10/31/2002, 10/31/2003 and 10/31/2004.
(b) The inception date for the offering of Class C shares was November 11, 2002.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.
(d) Annualized.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g) Not annualized for periods of less than one year.

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TA IDEX T. ROWE PRICE HEALTH SCIENCES
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of TA IDEX T. Rowe Price Health Sciences is to seek long-term capital appreciation.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price), seeks to achieve this objective by principally investing in:

- common stocks

T. Rowe Price will normally invest at least 80% of the fund's net assets in common stocks of companies engaged in research, development, production, or distribution of products or services related to health care, medicine, or the life sciences (collectively termed "health sciences"). While the fund can invest in companies of any size, the majority of fund assets are expected to be invested in large- and mid-capitalization companies.

T. Rowe Price divides the health sciences industry into four main areas: pharmaceuticals, health care services companies, products and devices providers, and biotechnology firms. The allocation among these four areas will vary depending on the relative potential T. Rowe Price sees within each area and the outlook for the overall health sciences sector.

T. Rowe Price will use fundamental, bottom-up analyses that seeks to identify high-quality companies and the most compelling investment opportunities. In general, the fund will follow a growth investment strategy, seeking companies whose earnings are expected to grow faster than inflation and the economy in general.

WHAT IS A "BOTTOM-UP" ANALYSIS?
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

However, when the sub-adviser determines, in its opinion, that stock valuations seem unusually high, a "value" approach, which gives preference to seemingly undervalued companies, may be emphasized. While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks (up to 35% of total assets), futures, options, and hybrids, in keeping with fund objectives. The fund's investments in futures and options are used to manage fund exposure to changes in securities prices; as an efficient means to invest cash; in an effort to enhance income; and to protect the value of the portfolio securities. Call or put options may be purchased or sold on securities, financial indices and foreign currencies. The fund's exposure to these derivatives could be significant.

The fund's investments in hybrid instruments are limited to 10% of total assets.

In pursuing its investment objective, T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the fund's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the fund may hold fluctuate in price, the value of your investment in the fund will go up and down.

- SECTOR RISK
Because the fund is concentrated in the health sciences industry, it is less diversified than stock funds investing in a broader range of industries and, therefore, could experience significant volatility. It may invest a considerable portion of assets in companies in the same business, such as pharmaceuticals, or in related businesses, such as hospital management and managed care. The value of the fund's shares may fluctuate more than shares of a fund investing in a broader range of industries. The fund is also considered non-diversified because it may invest more than 5% in securities of any one company, and gains or losses on a single stock may have a greater impact on the fund and the volatility of its share price. Developments that could adversely affect the fund's share price include:

- increased competition within the health care industry;

- changes in legislation or government regulations;

- reductions in government funding;

- product liability or other litigation; and

- the obsolescence of popular products.

- VALUE RISK
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

- GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth

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TA IDEX T. ROWE PRICE HEALTH SCIENCES
--------------------------------------------------------------------------------


stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.


- FOREIGN SECURITIES
Investments in foreign securities including American Depositary Receipts (ADR's), Global Depositary Receipts (GDR's) and European Depositary Receipts (EDR's) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include:

 - Changes in currency value
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

- DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the investment manager, the fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the fund will be able to engage in these transactions to reduce exposure to other risks.


THE FUND IS NON-DIVERSIFIED.

WHAT IS A NON-DIVERSIFIED FUND?
A "non-diversified" fund has the ability to take larger positions in a smaller number of issuers. To the extent a fund invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund and may be subject to greater loss with the respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the fund may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.idexfunds.com 30 days after the end of each calendar quarter. Such information will remain online for six months.


- INVESTOR PROFILE
This fund may be appropriate for the investor who is seeking an aggressive approach to capital growth through investment in health science stocks, and can accept the potential for above average price fluctuations. The fund should not represent an investor's complete investment program or be used for short term trading purposes.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) a widely recognized unmanaged index of market performance which is comprised of 500 widely held common stocks that measures the general performance of the market. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitations of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.


YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)


                                 CLASS A SHARES

                               ------------------
(BAR GRAPH)

2003                                                                             34.75
2004                                                                             13.95


------------------------------------------------------------
CLASS A SHARES               QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:               6/30/2003           17.88%
------------------------------------------------------------
  Worst Quarter:              9/30/2004          (4.49)%
------------------------------------------------------------

TA IDEX T. ROWE PRICE HEALTH SCIENCES
--------------------------------------------------------------------------------


  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04(1)



--------------------------------------------------------------------
                                                            LIFE OF
                                                1 YEAR      FUND(2)
--------------------------------------------------------------------
  Class A
--------------------------------------------------------------------
    Return before taxes                          7.68%       5.67%
--------------------------------------------------------------------
    Return after taxes on distributions(3)       6.74%       5.28%
--------------------------------------------------------------------
    Return after taxes on distributions and
    sales of fund shares(3)                      5.22%       4.67%
--------------------------------------------------------------------
  Class B                                        8.46%       6.24%
--------------------------------------------------------------------
  Class C                                       11.97%      20.74%
--------------------------------------------------------------------
  S&P 500 Index (reflects no deduction for
  fees, expenses, or taxes)                     10.87%       5.05%
--------------------------------------------------------------------



(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.


(2) The fund commenced operations on March 1, 2002. Class C shares commenced operations on November 11, 2002.


(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


----------------------------------------------------------------------------
         SHAREHOLDER FEES (fees paid directly from your investment)
                                                     CLASS OF SHARES
                                                     ---------------
                                              A(A)        B           C
----------------------------------------------------------------------------
 Maximum sales charge (load) imposed on       5.50%      None        None
 purchases (as a % of offering price)
----------------------------------------------------------------------------
 Maximum deferred sales charge (load) (as a
 percentage of purchase price or redemption  None(a)   5.00%(b)    1.00%(c)
 proceeds, whichever is lower)
----------------------------------------------------------------------------
 Redemption fee on shares held 5 trading
 days or less (as a percentage of amount      2.00%     2.00%       2.00%
 redeemed)
----------------------------------------------------------------------------
      ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(d)
                                                     CLASS OF SHARES
                                                     ---------------
                                                A         B           C*
----------------------------------------------------------------------------
 Management fees                              1.00%     1.00%       1.00%
 Distribution and service (12b-1) fees        0.35%     1.00%       1.00%
 Other expenses                               0.18%     0.09%       1.41%
----------------------------------------------------------------------------
                                               --------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES         1.53%     2.09%       3.41%
 EXPENSE REDUCTION(E)                         0.00%     0.00%      (0.81)%
                                               --------------------------
 NET OPERATING EXPENSES                       1.53%     2.09%       2.60%
----------------------------------------------------------------------------


(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.

(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year).


(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase.


(d) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2004.


(e) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2006 for expenses that exceed 1.60%, excluding 12b-l fees. TFAI is entitled to reimbursement by the fund of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.60%.



EXAMPLE


This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.



-------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
-------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS    10 YEARS
-------------------------------------------------------
    A          $697      $1,007     $1,338     $2,273
    B(+)       $712      $  955     $1,224     $2,278
    C          $363      $  973     $1,705     $3,640
------------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED AT THE END OF EACH PERIOD:
------------------------------------------------------------
SHARE CLASS    1 YEAR     3 YEARS     5 YEARS     10 YEARS
------------------------------------------------------------
    A            $697      $1,007      $1,338       $2,273
    B(+)         $212      $  655      $1,124       $2,278
    C            $263      $  973      $1,705       $3,640
------------------------------------------------------------


(+) Examples for Class B shares assume conversion to Class A shares eight years after purchase.

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TA IDEX T. ROWE PRICE HEALTH SCIENCES
--------------------------------------------------------------------------------

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

ADVISORY FEE:

AVERAGE DAILY NET ASSETS
First $500 million...............................    1.00%
Over $500 million................................    0.95%

   For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

   T. Rowe Price Associates, Inc.
   100 East Pratt Street
   Baltimore, Maryland 21202

SUB-ADVISORY FEE:

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.60% of the first $500 million of average daily net assets; 0.55% of average daily net assets in excess of $500 million (T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of TA IDEX T. Rowe Price Health Sciences, TA IDEX T. Rowe Price Small Cap, TA Idex T. Rowe Price Tax-Efficient Growth, ATSF
T. Rowe Price Equity Income, ATSF T. Rowe Price Growth Stock and ATSF T. Rowe Price Small Cap as follows: assets between $750 million and $1.5 billion: 5% fee reduction; assets between $1.5 million and $3 billion: 7.5% fee reduction; assets above $3 billion: 10.0% fee reduction. The reduction in fees is split evenly between shareholders and TFAI.)

PORTFOLIO MANAGER:

An Investment Advisory Committee is responsible for management of the fund. KRIS
H. JENNER, MD, Chairman, has day-to-day responsibility for managing the fund and works with the committee in developing and executing the fund's investment program. He was elected chairman of the fund's committee in 2002. He joined T. Rowe Price as an analyst in 1997 and has been managing investments since 1998. From 1995 through 1997, while on leave from the general surgery residency program at Johns Hopkins Hospital, he was a post doctoral fellow at the Brigham and Women's Hospital Harvard Medical School.

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TA IDEX T. ROWE PRICE HEALTH SCIENCES
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the fund's performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2004 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2004 Annual Report, which is available to you upon request.

                                                           CLASS A                          CLASS B
                                                ---------------------------------------------------------------
                                                     Year or Period Ended             Year or Period Ended
                                                October 31,   October 31,(a,b)   October 31,   October 31,(a,b)
                                                ---------------------------------------------------------------
                                                   2004        2003      2002       2004        2003      2002
                                                -----------   -------   ------   -----------   -------   ------
Net Asset Value, Beginning of Period               $10.14       $8.28   $10.00     $10.03        $8.24   $10.00
Investment Operations:
 Net Investment Income (Loss)                       (0.13)      (0.16)   (0.08)     (0.17)       (0.21)   (0.11)
 Net Realized and Unrealized Gain (Loss)             1.18        2.02    (1.64)      1.15         2.00    (1.65)
   Total Operations                                  1.05        1.86    (1.72)      0.98         1.79    (1.76)
                                                ---------------------------------------------------------------
Distributions:
 From Net Investment Income                             -           -        -          -            -        -
 From Net Realized Gains                            (0.35)          -        -      (0.35)           -        -
   Total Distributions                              (0.35)          -        -      (0.35)           -        -
Net Asset Value, End of Period                     $10.84      $10.14    $8.28     $10.66       $10.03    $8.24
                                                ===============================================================

Total Return(c)                                     10.19%      22.46%  (17.20)%     9.59%       21.72%  (17.60)%
Net Assets, End of Period (000's)                $154,957     $59,115   $3,804     $4,590       $2,952     $758
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                            1.53%       1.95%    1.95%      2.09%        2.60%    2.60%
   Total(f)                                          1.53%       2.19%    8.76%      2.09%        2.84%    9.41%
 Net Investment Income (Loss) to Average
   Net Assets(d)                                    (1.15)%     (1.61)%  (1.51)%    (1.58)%      (2.26)%  (2.16)%
 Portfolio Turnover Rate(g)                            35%         30%      43%        35%          30%      43%

                                                       CLASS C*
                                            ------------------------------
                                                 Year or Period Ended
                                            October 31,   October 31,(a,b)
                                            ------------------------------
                                               2004             2003
                                            -----------   ----------------
Net Asset Value, Beginning of Period          $10.03            $8.10
Investment Operations:
 Net Investment Income (Loss)                  (0.24)           (0.22)
 Net Realized and Unrealized Gain (Loss)        1.19             2.15
   Total Operations                             0.95             1.93
                                            ------------------------------
Distributions:
 From Net Investment Income                        -                -
 From Net Realized Gains                       (0.35)               -
   Total Distributions                         (0.35)               -
Net Asset Value, End of Period                $10.63           $10.03
                                            ==============================
Total Return(c)                                 9.28%           23.83%
Net Assets, End of Period (000's)             $2,081             $201
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                       2.60%            2.60%
   Total(f)                                     3.41%            2.84%
 Net Investment Income (Loss) to Average
   Net Assets(d)                               (1.61)%          (2.26)%
 Portfolio Turnover Rate(g)                       35%              30%

* Prior to March 1, 2004, Class C shares were known as Class L shares. Effective June 15, 2004, Class C2 shares merged into Class C shares; effective September 24, 2004, Class M shares merged into Class C shares.
(a) Per share information is calculated based on average number of shares outstanding.
(b) TA IDEX T. Rowe Price Health Sciences commenced operations on March 1, 2002. The inception date for Class C shares was November 11, 2002.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.
(d) Annualized.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g) Not annualized for periods of less than one year.

TA IDEX T. ROWE PRICE SMALL CAP
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The investment objective of TA IDEX T. Rowe Price Small Cap is to seek long-term growth of capital by investing primarily in common stocks of small growth companies.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price), seeks to achieve the fund's objective by principally investing in:

- common stocks of small-cap growth companies

This fund will normally invest at least 80% of its net assets in small-cap growth companies. These are defined as companies whose market capitalization falls within the range of, or less than, the smallest 100 companies in the Standard & Poor's 500 Composite Stock Index (S&P 500 Index) which was approximately $4.8 billion and below as of December 31, 2004, but the upper size limit will vary with market fluctuations. Companies whose capitalization increases above this range after the fund's initial purchase continue to be considered small companies for purposes of this policy. The S&P 500 Index measures the performance of the common stocks of 500 large U.S. companies in the manufacturing, utilities, transportation and financial industries. (A company's market "cap" is found by multiplying its shares outstanding by its stock price.)

The fund intends to be invested in a large number of holdings. T. Rowe Price believes this broad diversification should minimize the effects of individual security selection on fund performance.

T. Rowe Price uses a number of quantitative models that are designed to identify key characteristics of small-cap growth stocks. Based on these models and fundamental company research, stocks are selected in a "top-down" manner so that the fund's portfolio as a whole reflects characteristics T. Rowe Price considers important, such as valuations (price/earnings or price/book value ratios, for example) and projected earnings growth.

While the fund invests principally in small-cap U.S. common stocks, T. Rowe Price may, to a lesser extent, invest in foreign stocks (up to 10% of total assets), stock index futures and options, or other securities and investment strategies in pursuit of its investment objective.

The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

WHAT IS "TOP-DOWN" APPROACH?
When using a "top-down" approach, the fund manager looks first at broad market factors, and on the basis of those market factors, chooses certain sectors, or industries within the overall market. The manager then looks at individual companies within these sectors or industries.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the fund may hold fluctuate in price, the value of your investment in the fund will go up and down.

- SMALL-CAP COMPANIES
Investing in small companies involves greater risk than is customarily associated with more established companies. Stocks of small companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

- GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

- FOREIGN SECURITIES
Investments in foreign securities including American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include:

- changes in currency values
- currency speculation
- currency trading costs
- different accounting and reporting practices
- less information available to the public
- less (or different) regulation of securities markets
- more complex business negotiations
- less liquidity
- more fluctuations in prices
- delays in settling foreign securities transactions
- higher costs for holding shares (custodial fees)
- higher transaction costs
- vulnerability to seizure and taxes
- political instability and small markets
- different market trading days

TA IDEX T. ROWE PRICE SMALL CAP
--------------------------------------------------------------------------------

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information.

- INVESTOR PROFILE
This fund may be appropriate for investors who want an aggressive, long-term approach to building capital and who can tolerate significant fluctuations inherent in small-cap stock investing.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Russell 2000 Index (Russell 2000 Index) a widely recognized unmanaged index of market performance which is a market-capitalization weighted index of small capitalization domestic equity securities. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitations of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.


YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)


                                 CLASS A SHARES

                               ------------------
(BAR CHART)

2000                                                                             -9.15
2001                                                                            -10.09
2002                                                                            -27.79
2003                                                                             38.21
2004                                                                              9.76





------------------------------------------------------------
CLASS A SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                12/31/2001          25.15%
------------------------------------------------------------
  Worst Quarter:                9/30/2001         (25.04)%
------------------------------------------------------------



  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04(1)



------------------------------------------------------------------------
                                                                LIFE OF
                                        1 YEAR      5 YEARS     FUND(2)
------------------------------------------------------------------------
  Class A
------------------------------------------------------------------------
    Return before taxes                  3.73%      (3.30)%      2.63%
------------------------------------------------------------------------
    Return after taxes on
      distributions(3)                   3.73%      (3.31)%      2.47%
------------------------------------------------------------------------
    Return after taxes on
      distributions and sales of fund
      shares(3)                          2.42%      (2.78)%      2.16%
------------------------------------------------------------------------
  Class B                                4.24%      (3.04)%      2.97%
------------------------------------------------------------------------
  Class C                                7.77%          N/A     22.16%
------------------------------------------------------------------------
  Russell 2000 Index (reflects no
  deduction for fees, expenses, or
  taxes)                                18.33%        6.61%     10.51%
------------------------------------------------------------------------



(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.


(2) The fund commenced operations on March 1, 1999. Class C shares commenced operations on November 11, 2002.


(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

TA IDEX T. ROWE PRICE SMALL CAP
--------------------------------------------------------------------------------

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


-------------------------------------------------------------------------
       SHAREHOLDER FEES (fees paid directly from your investment)
                                                   CLASS OF SHARES
                                                   ---------------
                                             A(A)        B          C
-------------------------------------------------------------------------
 Maximum sales charge (load) imposed on      5.50%      None       None
 purchases (as a % of offering price)
-------------------------------------------------------------------------
 Maximum deferred sales charge (load) (as
 a percentage of purchase price or          None(a)   5.00%(b)   1.00%(c)
 redemption proceeds, whichever is lower)
-------------------------------------------------------------------------
 Redemption fee on shares held 5 trading
 days or less (as a percentage of amount     2.00%     2.00%      2.00%
 redeemed)
-------------------------------------------------------------------------
     ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(d)
                                                   CLASS OF SHARES
                                                   ---------------
                                               A         B          C
-------------------------------------------------------------------------
 Management fees                             0.75%     0.75%      0.75%
 Distribution and service (12b-1) fees       0.35%     1.00%      1.00%
 Other expenses                              0.21%     0.14%      0.60%
-------------------------------------------------------------------------
                                                ---------------------
 NET OPERATING EXPENSES                      1.31%     1.89%      2.35%
 EXPENSE REDUCTIONS                          0.00%     0.00%     (0.00)%
 TOTAL ANNUAL FUND OPERATING EXPENSES(D,E)   1.31%     1.89%      2.35%
-------------------------------------------------------------------------


(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.

(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year).


(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase.


(d) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2004.


(e) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2006 for expenses that exceed 1.35%, excluding 12b-1 fees.



EXAMPLE


This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.



---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $676       $942      $1,229      $2,042
    B(+)       $692       $894      $1,121      $2,061
    C          $338       $733      $1,255      $2,686
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $676       $942      $1,229      $2,042
    B(+)       $192       $594      $1,021      $2,061
    C          $238       $733      $1,255      $2,686
---------------------------------------------------------


(+) Examples for Class B shares assume conversion to Class A shares eight years after purchase.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:


   Transamerica Fund Advisors, Inc. (TFAI)

   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202


ADVISORY FEE:



AVERAGE DAILY NET ASSETS
First $500 million...............................    0.75%
Over $500 million................................    0.70%



   For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.


SUB-ADVISER:

   T. Rowe Price Associates, Inc.
   100 East Pratt Street
   Baltimore, Maryland 21202


SUB-ADVISORY FEE:



The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.35% of average daily net assets (T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of TA IDEX T. Rowe Price Health Sciences, TA IDEX T. Rowe Price Small Cap, TA IDEX T. Rowe Price Tax-Efficient Growth, ATSF T. Rowe Price Equity Income, ATSF T. Rowe Price Growth Stock and ATSF T. Rowe Price Small Cap as follows: assets between $750 million and $1.5 billion: 5% fee reduction; assets between $1.5 billion and $3 billion: 7.5% fee reduction; assets above $3 billion: 10.0% fee reduction. The reduction in fees is split evenly between shareholders and TFAI.)


PORTFOLIO MANAGER:

PAUL W. WOJCIK, CFA, has managed this fund since December 2000 and heads the Investment Advisory Committee for this fund. He joined T. Rowe Price in 1996 and has been a member of the Investment Advisory Committee since the fund's inception. In addition, Mr. Wojcik serves as the Chairman of the Investment Advisory Committee for the T. Rowe Price Diversified Small-Cap Growth Fund. Prior to joining T. Rowe Price, Mr. Wojcik was a Senior Programmer/Analyst at Fidelity Investments.

TA IDEX T. ROWE PRICE SMALL CAP
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the fund's performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2004 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2004 Annual Report, which is available to you upon request.

                                                       CLASS A
                                 ---------------------------------------------------
                                                Year or Period Ended
                                 October 31,             October 31,(a,b)
                                 ---------------------------------------------------
                                    2004         2003      2002      2001      2000
                                 -----------   --------   -------   -------   ------
Net Asset Value, Beginning of
 Period                             $10.61        $7.83     $9.46    $13.17   $11.01
Investment Operations:
 Net Investment Income (Loss)        (0.12)       (0.15)    (0.16)    (0.14)   (0.07)
 Net Realized and Unrealized
   Gain (Loss)                        0.35         2.93     (1.47)    (3.56)    2.51
 Total Operations                     0.23         2.78     (1.63)    (3.70)    2.44
------------------------------------------------------------------------------------
Distributions:
 From Net Investment Income              -            -         -         -        -
 From Net Realized Gains                 -            -         -     (0.01)   (0.28)
   Total Distributions                   -            -         -     (0.01)   (0.28)
Net Asset Value, End of Period      $10.84       $10.61     $7.83     $9.46   $13.17
====================================================================================

Total Return(c)                       2.17%       35.50%   (17.22)%  (28.11)%  22.31%
Net Assets, End of Period
 (000's)                          $129,809      $95,018    $6,487    $7,067   $8,262
Ratio/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets(d)
   Net(e)                             1.36%        1.75%     1.74%     1.55%    1.55%
   Total(f)                           1.36%        1.93%     2.67%     2.56%    2.83%
 Net Investment Income (Loss) to
   Average Net Assets(d)             (1.08)%      (1.55)%   (1.52)%   (1.30)%  (1.14)%
 Portfolio Turnover Rate(g)             29%          25%       55%       49%      53%

                                                        CLASS B
                                  ---------------------------------------------------
                                                 Year or Period Ended
                                  October 31,             October 31,(a,b)
                                  ---------------------------------------------------
                                     2004        2003      2002      2001      2000
                                  -----------   -------   -------   -------   -------
Net Asset Value, Beginning of
 Period                              $10.28       $7.63     $9.29    $13.05    $10.97
Investment Operations:
 Net Investment Income (Loss)         (0.18)      (0.19)    (0.22)    (0.21)    (0.15)
 Net Realized and Unrealized
   Gain (Loss)                         0.34        2.84     (1.44)    (3.54)     2.51
 Total Operations                      0.16        2.65     (1.66)    (3.75)     2.36
--------------------------------
Distributions:
 From Net Investment Income               -           -         -         -         -
 From Net Realized Gains                  -           -         -     (0.01)    (0.28)
   Total Distributions                    -           -         -     (0.01)    (0.28)
Net Asset Value, End of Period       $10.44      $10.28     $7.63     $9.29    $13.05
================================
Total Return(c)                        1.56%      34.73%   (17.85)%  (28.73)%   21.63%
Net Assets, End of Period
 (000's)                            $11,776     $12,227    $8,860    $9,496    $8,119
Ratio/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets(d)
   Net(e)                              1.94%       2.40%     2.39%     2.20%     2.20%
   Total(f)                            1.94%       2.58%     3.32%     3.21%     3.48%
 Net Investment Income (Loss) to
   Average Net Assets(d)              (1.67)%     (2.20)%   (2.17)%   (1.95)%   (1.79)%
 Portfolio Turnover Rate(g)              29%         25%       55%       49%       53%

                                             CLASS C*
                                  ------------------------------
                                       Year or Period Ended
                                  October 31,   October 31,(a,b)
                                  ------------------------------
                                     2004             2003
                                  -----------   ----------------
Net Asset Value, Beginning of
 Period                             $10.28            $7.52
Investment Operations:
 Net Investment Income (Loss)        (0.22)           (0.20)
 Net Realized and Unrealized
   Gain (Loss)                        0.36             2.96
 Total Operations                     0.14             2.76
--------------------------------
Distributions:
 From Net Investment Income              -                -
 From Net Realized Gains                 -                -
   Total Distributions                   -                -
Net Asset Value, End of Period      $10.42           $10.28
================================
Total Return(c)                       1.32%           36.70%
Net Assets, End of Period
 (000's)                            $4,961             $628
Ratio/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets(d)
   Net(e)                             2.40%            2.40%
   Total(f)                           2.40%            2.58%
 Net Investment Income (Loss) to
   Average Net Assets(d)             (2.13)%          (2.20)%
 Portfolio Turnover Rate(g)             29%              25%

* Prior to March 1, 2004, Class C shares were known as Class L shares. Effective June 15, 2004, Class C2 shares merged into Class C shares; effective September 24, 2004, Class M shares merged into Class C shares.
(a) Per share information is calculated based on average number of shares outstanding for the periods ending 10/31/2001, 10/31/2002, 10/31/2003 and 10/31/2004.
(b) TA IDEX T. Rowe Price Small Cap commenced operations on March 1, 1999. The inception date for Class C shares was November 11, 2002.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.
(d) Annualized.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g) Not annualized for periods of less than one year.

TA IDEX T. ROWE PRICE TAX-EFFICIENT GROWTH
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of TA IDEX T. Rowe Price Tax-Efficient Growth is to seek attractive long-term capital appreciation on an after-tax basis.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price), seeks to achieve this objective by investing principally in large-cap stocks. Stocks are selected mainly from the 1,000 largest U.S. companies as measured by their capitalizations.

T. Rowe Price selects stocks based a combination of fundamental, bottom-up analysis and top-down quantitative strategies in an effort to identify companies with superior long-term appreciation prospects. T. Rowe Price generally uses a growth approach, looking for companies with one or more of the following characteristics:

- a demonstrated ability to consistently increase revenues, earnings, and cash flow

- capable management

- attractive business niches

- a sustainable competitive advantage

Valuation measures, such as a company's price/earnings ratio relative to the market and its own growth rate are also considered. T. Rowe Price typically limits holdings of high-yielding stocks, but the payment of dividends - even above-average dividends - does not disqualify a stock from consideration.

In pursuing the fund's objective, T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the fund's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

In an effort to achieve the fund's goal of minimizing taxable distributions, T. Rowe Price strives to avoid realizing capital gains by limiting sales of existing holdings. However, gains may be realized when T. Rowe Price believes the risk of holding a security outweighs the tax considerations. When gains are taken, T. Rowe Price will attempt to offset them with losses from other securities.

There is no guarantee that the sub-adviser's attempt to manage the fund in a tax-efficient manner will be successful.

While most assets will be invested in U.S. common stock, other securities may also be purchased, including foreign stocks (up to 25% of total assets), futures, and options, in keeping with fund objectives.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the fund may hold fluctuate in price, the value of your investment in the fund will go up and down.

- GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

- FOREIGN SECURITIES
Investments in foreign securities including American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include:

 - changes in currency values
 - currency speculation
 - currency trading costs
 - different accounting and reporting practices
 - less information available to the public
 - less (or different) regulation of securities markets
 - more complex business negotiations
 - less liquidity
 - more fluctuations in prices
 - delays in settling foreign securities transactions
 - higher costs for holding shares (custodial fees)
 - higher transaction costs
 - vulnerability to seizure and taxes
 - political instability and small markets
 - different market trading days

- DERIVATIVES
The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the investment manager, the fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is

TA IDEX T. ROWE PRICE TAX-EFFICIENT GROWTH
--------------------------------------------------------------------------------


no assurance that the fund will be able to engage in these transactions to reduce exposure to other risks.


YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.
DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.idexfunds.com 30 days after the end of each calendar quarter. Such information will remain online for six months.


- INVESTOR PROFILE
This fund may be appropriate for investors who want a long-term approach to building capital and who can tolerate the greater risk of share price declines that accompanies an all-stock portfolio. The higher your tax bracket, the more likely the fund will be appropriate.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) a widely recognized unmanaged index of market performance which is comprised of 500 widely held common stocks that measures the general performance of the market. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.


YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)


                                 CLASS A SHARES

                               ------------------

(BAR GRAPH)

2000                                                                              9.44
2001                                                                             -4.75
2002                                                                            -22.76
2003                                                                             29.65
2004                                                                              3.29


------------------------------------------------------------
CLASS A SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                 6/30/2003          17.46%
------------------------------------------------------------
  Worst Quarter:                6/30/2002         (17.18)%
------------------------------------------------------------



  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04(1)



----------------------------------------------------------------------
                                                              LIFE OF
                                      1 YEAR      5 YEAR      FUND(2)
----------------------------------------------------------------------
  Class A
----------------------------------------------------------------------
    Return before taxes                (2.39)%      0.38%      0.36%
----------------------------------------------------------------------
    Return after taxes on
    distributions(3)                   (2.39)%      0.32%      0.27%
----------------------------------------------------------------------
    Return after taxes on
    distributions and sales of fund
    shares(3)                          (1.55)%      0.28%      0.25%
----------------------------------------------------------------------
  Class B                              (2.23)%      0.69%      0.71%
----------------------------------------------------------------------
  Class C                               1.57%        N/A      13.49%
----------------------------------------------------------------------
  S&P 500 Index (reflects no
  deduction for fees, expenses, or
  taxes)                               10.87%      (2.30)%     1.13%
----------------------------------------------------------------------



(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.


(2) The fund commenced operations on 3/1/1999. Class C shares commenced operations on November 11, 2002.


(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

TA IDEX T. ROWE PRICE TAX-EFFICIENT GROWTH
--------------------------------------------------------------------------------

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

-----------------------------------------------------------------------------
         SHAREHOLDER FEES (fees paid directly from your investment)
                                                      CLASS OF SHARES
                                                      ---------------
                                               A(A)        B           C
-----------------------------------------------------------------------------
 Maximum sales charge (load) imposed on        5.50%      None        None
 purchases (as a % of offering price)
-----------------------------------------------------------------------------
 Maximum deferred sales charge (load) (as a
 percentage of purchase price or redemption   None(a)   5.00%(b)    1.00%(c)
 proceeds, whichever is lower)
-----------------------------------------------------------------------------
 Redemption fee on shares held 5 trading
 days or less (as a percentage of amount       2.00%     2.00%       2.00%
 redeemed)
-----------------------------------------------------------------------------
       ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(d)
                                                      CLASS OF SHARES
                                                      ---------------
                                                 A         B           C
-----------------------------------------------------------------------------
 Management fees                               0.75%     0.75%       0.75%
 Distribution and service (12b-1) fees         0.35%     1.00%       1.00%
 Other expenses                                0.68%     0.56%       1.25%
-----------------------------------------------------------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES          1.78%     2.31%       3.00%
 EXPENSE REDUCTION(E)                         (0.08)%    0.00%      (0.65)%
                                                 -------------------------
 NET OPERATING EXPENSES                        1.70%     2.31%       2.35%
-----------------------------------------------------------------------------

(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.
(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%- 1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year).
(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase.
(d) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2004.
(e) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2006 for expenses that exceed 1.35%, excluding 12b-l fees.

EXPENSES
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $713      $1,072     $1,454      $2,523
    B(+)       $734      $1,021     $1,335      $2,514
    C          $338      $  866     $1,520      $3,272
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $713      $1,072     $1,454      $2,523
    B(+)       $234      $  721     $1,235      $2,514
    C          $238      $  866     $1,520      $3,272
---------------------------------------------------------

(+) Examples for Class B shares assume conversion to Class A shares eight years after purchase.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

ADVISORY FEE:

AVERAGE DAILY NET ASSETS
First $500 million...............................    0.75%
Over $500 million................................    0.65%

   For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

   T. Rowe Price Associates, Inc.
   100 East Pratt Street
   Baltimore, Maryland 21202

SUB-ADVISOR FEE:

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.45% of the first $100 million of the fund's average daily net assets; 0.40% of the next $100 million up to $250 million; and 0.35% of average daily net assets in excess of $250 million (T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of TA IDEX T. Rowe Price Health Sciences, TA IDEX T. Rowe Price Small Cap, TA IDEX T. Rowe Price Tax-Efficient Growth, ATSF
T. Rowe Price Equity Income, ATSF T. Rowe Price Growth Stock and ATSF T. Rowe Price Small Cap as follows: assets between $750 million and $1.5 billion: 5% fee reduction; assets between $1.5 billion and $3 billion: 7.5% fee reduction; assets above $3 billion: 10.0% fee reduction. The reduction in fees is split evenly between shareholders and TFAI.)

PORTFOLIO MANAGER:

The fund is managed by an Investment Advisory Committee. DONALD J. PETERS, Chairman, has the day-to-day responsibility for managing the fund and works with the committee in developing and executing the fund's investment program. Mr. Peters has been managing investments since joining T. Rowe Price in 1993.

TA IDEX T. ROWE PRICE TAX-EFFICIENT GROWTH
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the fund's performance for as long as it has been operating. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2004 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2004 Annual Report, which is available to you upon request.

                                                                        CLASS A                    CLASS B
                                            ----------------------------------------------------------------
                                                           Year or Period Ended
                                            October 31,             October 31,(a,b)             October 31,
                                            ----------------------------------------------------------------
                                               2004        2003      2002      2001      2000       2004
                                            -----------   -------   -------   -------   ------   -----------
Net Asset Value, Beginning of Period            $9.85       $8.09     $9.54    $10.64   $10.20       $9.66
Investment Operations:
 Net Investment Income (Loss)                   (0.06)      (0.05)    (0.02)     0.05     0.08       (0.12)
 Net Realized and Unrealized Gain (Loss)         0.14        1.81     (1.43)    (1.13)    0.44        0.14
   Total Operations                              0.08        1.76     (1.45)    (1.08)    0.52        0.02
                                            ----------------------------------------------------------------
Distributions:
 From Net Investment Income                         -           -         -    $(0.02)  $(0.08)          -
 From Net Realized Gains                            -           -         -         -        -           -
   Total Distributions                              -           -         -     (0.02)   (0.08)          -
Net Asset Value, End of Period                  $9.93       $9.85     $8.09     $9.54   $10.64       $9.68
                                            ================================================================

Total Return(c)                                  0.83%      21.76%   (15.20)%  (10.14)%   5.14%       0.20%
Net Assets, End of Period (000's)             $11,281     $13,057   $21,389    $8,552   $5,452     $13,038
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                        1.70%       1.70%     1.68%     1.55%    1.55%       2.31%
   Total(f)                                      1.78%       1.85%     1.95%     2.07%    2.68%       2.31%
 Net Investment Income (Loss) to Average
   Net Assets(d)                                (0.56)%     (0.56)%   (0.27)%    0.47%    0.66%      (1.18)%
 Portfolio Turnover Rate(g)                         5%         50%       76%       30%      58%          5%

                                                          CLASS B                             CLASS C*
                                            ---------------------------------------------------------------------
                                                    Year or Period Ended                Year or Period Ended
                                                      October 31,(a,b)             October 31,   October 31,(a,b)
                                            ---------------------------------------------------------------------
                                             2003      2002      2001      2000       2004             2003
                                            -------   -------   -------   ------   -----------   ----------------
Net Asset Value, Beginning of Period          $7.99     $9.49    $10.63   $10.19       $9.66           $7.91
Investment Operations:
 Net Investment Income (Loss)                 (0.10)    (0.09)    (0.02)    0.02       (0.12)          (0.11)
 Net Realized and Unrealized Gain (Loss)       1.77     (1.41)    (1.12)    0.44        0.14            1.86
   Total Operations                            1.67     (1.50)    (1.14)    0.46        0.02            1.75
                                            ---------------------------------------------------------------------
Distributions:
 From Net Investment Income                       -         -         -   $(0.02)          -               -
 From Net Realized Gains                          -         -         -        -           -               -
   Total Distributions                            -         -         -    (0.02)          -               -
Net Asset Value, End of Period                $9.66     $7.99     $9.49   $10.63       $9.68           $9.66
                                            =====================================================================
Total Return(c)                               21.05%   (15.84)%  (10.75)%   4.49%       0.17%          22.12%
Net Assets, End of Period (000's)           $14,181   $11,897   $15,500   $7,597      $4,270            $473
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                      2.35%     2.33%     2.20%    2.20%       2.35%           2.35%
   Total(f)                                    2.50%     2.60%     2.72%    3.33%       3.00%           2.50%
 Net Investment Income (Loss) to Average
   Net Assets(d)                              (1.21)%   (0.92)%   (0.18)%   0.01%      (1.21)%         (1.21)%
 Portfolio Turnover Rate(g)                      50%       76%       30%      58%          5%             50%

* Prior to March 1, 2004, Class C shares were known as Class L shares. Effective June 15, 2004, Class C2 shares merged into Class C shares; effective September 24, 2004, Class M shares merged into Class C shares.
(a) Per share information is calculated based on average number of shares outstanding for the periods ending 10/31/2001, 10/31/2002, 10/31/2003 and 10/31/2004.
(b) TA IDEX T. Rowe Price Tax-Efficient Growth commenced operations on March 1, 1999. The inception date for Class C shares was November 11, 2002.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.
(d) Annualized.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g) Not annualized for periods of less than one year.

TA IDEX TRANSAMERICA EQUITY
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of TA IDEX Transamerica Equity is to maximize long-term growth.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, Transamerica Investment Management, LLC (TIM), uses a "bottom-up" approach to investing and builds the fund's portfolio one company at a time by investing fund assets principally in:

- equity securities

TIM generally invests at least 80% of the fund's assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

- shareholder-oriented management

- dominance in market share

- cost production advantages

- leading brands

- self-financed growth

- attractive reinvestment opportunities

WHAT IS A "BOTTOM-UP" ANALYSIS?
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

While TIM invests principally in domestic common stocks, the fund may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

- VALUE RISK
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.idexfunds.com 30 days after the end of each calendar quarter. Such information will remain online for six months.

- INVESTOR PROFILE
This fund may be appropriate for long-term investors who have the perspective, patience and financial ability to take on above-average price volatility in pursuit of long-term capital growth.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) a widely recognized unmanaged index of market performance which is comprised of 500 widely held common stocks that measures the general performance of the market. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

TA IDEX TRANSAMERICA EQUITY
--------------------------------------------------------------------------------

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)


                                 CLASS A SHARES

                               ------------------
(BAR GRAPH)

2001                                                                            -17.53
2002                                                                            -23.39
2003                                                                             29.78
2004                                                                             14.07


------------------------------------------------------------
CLASS A SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                12/31/2001          12.85%
------------------------------------------------------------
  Worst Quarter:                9/30/2001         (18.39)%
------------------------------------------------------------



  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04(1)



---------------------------------------------------------------------
                                                         LIFE OF
                                            1 YEAR       FUND(2)
---------------------------------------------------------------------
  Class A
---------------------------------------------------------------------
    Return before taxes                      7.79%       (5.13)%
---------------------------------------------------------------------
    Return after taxes on
    distributions(3)                         7.53%       (5.18)%
---------------------------------------------------------------------
    Return after taxes on
    distributions and sales of fund
    shares(3)                                5.41%       (4.29)%
---------------------------------------------------------------------
  Class B                                    8.33%       (4.90)%
---------------------------------------------------------------------
  Class C                                   12.33%        20.66%
---------------------------------------------------------------------
  S&P 500 Index (reflects no
  deduction for fees, expenses, or
  taxes)                                    10.87%       (0.94)%
---------------------------------------------------------------------



(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.


(2) The fund commenced operations on March 1, 2000. Class C shares commenced operations on November 11, 2002.


(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.



(DOLLAR ICON)

FEES AND EXPENSES
---------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


----------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)
                                                     CLASS OF SHARES
                                                     ---------------
                                              A(A)         B           C
----------------------------------------------------------------------------
 Maximum sales charge (load) imposed on       5.50%      None        None
 purchases (as a % of offering price)
----------------------------------------------------------------------------
 Maximum deferred sales charge (load) (as a
 percentage of purchase price or redemption  None(a)   5.00%(b)    1.00%(c)
 proceeds, whichever is lower)
----------------------------------------------------------------------------
 Redemption fee on shares held 5 trading
 days or less (as a percentage of amount      2.00%      2.00%       2.00%
 redeemed)
----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(d)
                                                     CLASS OF SHARES
                                                     ---------------
                                                A          B           C
----------------------------------------------------------------------------
 Management fees                             0.750%     0.750%      0.750%
 Distribution and service (12b-1) fees       0.350%     1.000%      1.000%
 Other expenses                              0.375%     0.945%      0.775%
----------------------------------------------------------------------------
                                               --------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES        1.475%     2.695%      2.525%
 EXPENSE REDUCTION(E)                        0.000%    (0.520)%    (0.350)%
                                               --------------------------
 NET OPERATING EXPENSES                      1.475%     2.175%      2.175%
----------------------------------------------------------------------------


(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.

(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year).


(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase.


(d) Projected annual fund operating expenses are based upon the fund's expenses for the fiscal year ended October 31, 2004, the most current contractual advisory fees and net operating expense limit, and the impact of the fund's merger with TA IDEX Alger Aggressive Growth.


(e) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2006 for expenses that exceed 1.175%, excluding 12b-l fees.

TA IDEX TRANSAMERICA EQUITY
--------------------------------------------------------------------------------

EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $692      $  991     $1,311      $2,216
    B(+)       $721      $1,088     $1,481      $2,692
    C          $321      $  753     $1,312      $2,834
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $692      $  991     $1,311      $2,216
    B(+)       $221      $  788     $1,381      $2,692
    C          $221      $  753     $1,312      $2,834
---------------------------------------------------------

(+) Examples for Class B shares assume conversion to Class A shares eight years after purchase.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

ADVISORY FEE:

AVERAGE DAILY NET ASSETS
------------------------
First $500 million...............................    0.75%
Over $500 million................................    0.70%

   For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

   Transamerica Investment Management, LLC
   1150 South Olive Street, Suite 2700
   Los Angeles, California 90015

SUB-ADVISORY FEE:

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.35% of the first $500 million of average daily net assets; 0.30% of the fund's average daily net assets over $500 million, less 50% of any amount reimbursed pursuant to the fund's expense limitation.

PORTFOLIO MANAGERS:

JEFFREY S. VAN HARTE, CFA (Lead Portfolio Manager) is Senior Vice President and Head of Equity Investments at Transamerica Investment Management, LLC. Mr. Van Harte is the Lead Manager for the Transamerica Premier Equity Fund. He also manages sub-advised funds and institutional separate accounts in the large growth discipline. Prior to portfolio management responsibilities at Transamerica Investment Management, LLC, Mr. Van Harte was a securities analyst and trader for Transamerica Investment Services. He joined Transamerica in 1980. Mr. Van Harte received a B.A. in finance from California State University at Fullerton and is a Chartered Financial Analyst.

GARY U. ROLLE, CFA (Portfolio Manager) is President and Chief Investment Officer of Transamerica Investment Management, LLC. Mr. Rolle is the Co-Manager of the Transamerica Premier Balanced Fund and the Transamerica Premier Core Equity Fund. Mr. Rolle also manages sub-advised funds and institutional separate accounts in the growth discipline. He joined Transamerica in 1967. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside and is a Chartered Financial Analyst.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

TA IDEX TRANSAMERICA EQUITY
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the fund's performance for as long as it has been operating. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2004 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2004 Annual Report, which is available to you upon request.

                                                                   CLASS A
                                             ---------------------------------------------------
                                                            Year or Period Ended
                                             October 31,             October 31,(a,b)
                                             ---------------------------------------------------
                                                2004        2003      2002      2001      2000
                                             -----------   -------   -------   -------   -------
Net Asset Value, Beginning of Period             $6.86       $5.52     $6.38    $10.16    $10.00
Investment Operations:
 Net Investment Income (Loss)                    (0.07)      (0.05)    (0.07)    (0.10)    (0.02)
 Net Realized and Unrealized Gain (Loss)          0.65        1.39     (0.79)    (3.68)     0.18
   Total Operations                               0.58        1.34     (0.86)    (3.78)     0.16
                                             ---------------------------------------------------
Distributions:
 From Net Investment Income                          -           -         -         -         -
 From Net Realized Capital Gains                     -           -         -         -         -
   Total Distributions                               -           -         -         -         -
Net Asset Value, End of Period                   $7.44       $6.86     $5.52     $6.38    $10.16
                                             ===================================================

Total Return(c)                                   8.45%      24.28%   (13.50)%  (37.20)%    1.60%
Net Assets, End of Period (000's)             $176,851     $56,618   $25,127    $2,750    $3,053
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                         1.50%       1.56%     1.74%     1.55%     1.55%
   Total(f)                                       1.50%       1.56%     2.32%     2.75%     6.10%
 Net Investment Income (Loss) to Average
   Net Assets(d)                                 (0.90)%     (0.87)%   (1.19)%   (1.15)%   (1.18)%
 Portfolio Turnover Rate(g)                         97%         55%       19%       42%       13%

                                                                 CLASS B                                    CLASS C*
                                            -----------------------------------------------------------------------------------
                                                           Year or Period Ended                       Year or Period Ended
                                            October 31,             October 31,(a,b)             October 31,   October 31,(a,b)
                                            -----------------------------------------------------------------------------------
                                               2004        2003      2002      2001      2000       2004             2003
                                            -----------   -------   -------   -------   ------   -----------   ----------------
Net Asset Value, Beginning of Period            $6.68       $5.40     $6.29    $10.12   $10.00       $6.68           $5.30
Investment Operations:
 Net Investment Income (Loss)                   (0.11)      (0.09)    (0.12)    (0.16)   (0.06)      (0.11)          (0.09)
 Net Realized and Unrealized Gain (Loss)         0.62        1.37     (0.77)    (3.67)    0.18        0.63            1.47
   Total Operations                              0.51        1.28     (0.89)    (3.83)    0.12        0.52            1.38
                                            -----------------------------------------------------------------------------------
Distributions:
 From Net Investment Income                         -           -         -         -        -           -               -
 From Net Realized Capital Gains                    -           -         -         -        -           -               -
   Total Distributions                              -           -         -         -        -           -               -
Net Asset Value, End of Period                  $7.19       $6.68     $5.40     $6.29   $10.12       $7.20           $6.68
                                            ===================================================================================
Total Return(c)                                  7.68%      23.70%   (14.22)%  (37.78)%   1.17%       7.78%          26.04%
Net Assets, End of Period (000's)             $47,928      $4,613    $2,732    $3,070   $2,840     $21,808          $1,435
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                        2.20%       2.21%     2.39%     2.20%    2.20%       2.20%           2.21%
   Total(f)                                      2.72%       2.21%     2.98%     3.40%    6.75%       2.55%           2.21%
 Net Investment Income (Loss) to Average
   Net Assets(d)                                (1.62)%     (1.52)%   (1.84)%   (1.80)%  (1.83)%     (1.63)%         (1.52)%
 Portfolio Turnover Rate(g)                        97%         55%       19%       42%      13%         97%             55%

* Prior to March 1, 2004, Class C shares were known as Class L shares. Effective June 15, 2004, Class C2 shares merged into Class C shares; effective September 24, 2004, Class M shares merged into Class C shares.
(a) Per share information is calculated based on average number of shares outstanding for the periods ending 10/31/2001, 10/31/2002, 10/31/2003 and 10/31/2004.
(b) TA IDEX Transamerica Equity commenced operations on March 1, 2000. The inception date for the offering of Class C shares was November 11, 2002.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.
(d)  Annualized.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expense to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g)  Not annualized for periods of less than one year.

TA IDEX TRANSAMERICA GROWTH OPPORTUNITIES
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of TA IDEX Transamerica Growth Opportunities is to maximize long-term growth.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, Transamerica Investment Management, LLC (TIM), uses a "bottom-up" approach to investing and builds the fund's portfolio one company at a time by investing fund assets principally in:

- equity securities such as common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies

TIM generally invests at least 65% of the fund's assets in a diversified portfolio of equity securities. The companies issuing these securities are companies with small and medium-sized market capitalization whose market capitalization or annual revenues are no more than $5 billion at the time of purchase.

WHAT IS A "BOTTOM-UP" ANALYSIS?
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

TIM selects stocks that are issued by U.S. companies which, in its opinion, show:

- strong potential for steady growth

- high barriers to competition

It is the opinion of TIM that companies with smaller and medium-sized capitalization levels are less actively followed by security analysts, and, therefore, they may be undervalued, providing strong opportunities for a rise in value.

While the fund invests principally in equity securities, TIM may also, to a lesser extent, invest in debt securities or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

- PREFERRED STOCKS
Preferred stocks may include the obligations to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

- CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

- SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

- WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company.

Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

TA IDEX TRANSAMERICA GROWTH OPPORTUNITIES
--------------------------------------------------------------------------------

- FIXED INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:



- fluctuations in market value



- changes in interest rates: the value of a fixed income security generally decreases as interest rates rise



- length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates



- issuers defaulting on their obligations to pay interest or return principal


YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.idexfunds.com 30 days after the end of each calendar quarter. Such information will remain online for six months.


- INVESTOR PROFILE
This fund may be appropriate for long-term investors who are willing and financially able to take on above-average stock market volatility in order to pursue long-term capital growth.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Russell 2500 Growth Index (Russell 2500 Index) a widely recognized unmanaged index of market performance which measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitations of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.


YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)


                                 CLASS A SHARES

                               ------------------
[BAR CHART]

2001                                                                            -17.69
2002                                                                            -13.69
2003                                                                             30.61
2004                                                                             14.77


------------------------------------------------------------
CLASS A SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                12/31/2001          23.35%
------------------------------------------------------------
  Worst Quarter:                3/31/2001         (34.23)%
------------------------------------------------------------



  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04(1)



--------------------------------------------------------------------
                                                            LIFE OF
                                                1 YEAR      FUND(2)
--------------------------------------------------------------------
  Class A
--------------------------------------------------------------------
    Return before taxes                          8.46%     (7.78)%
--------------------------------------------------------------------
    Return after taxes on distributions(3)       8.46%     (7.78)%
--------------------------------------------------------------------
    Return after taxes on distributions and
    sales of fund shares(3)                      5.50%     (6.45)%
--------------------------------------------------------------------
  Class B                                        8.70%     (7.60)%
--------------------------------------------------------------------
  Class C                                       12.88%      20.54%
--------------------------------------------------------------------
  Russell 2500 Index (reflects no deduction
  for fees, expenses, or taxes)                 14.59%       6.78%
--------------------------------------------------------------------



(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.


(2) The fund commenced operations on 3/01/2000. Class C shares commenced operations on November 11, 2002.


(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

TA IDEX TRANSAMERICA GROWTH OPPORTUNITIES
--------------------------------------------------------------------------------

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

----------------------------------------------------------------------------
         SHAREHOLDER FEES (fees paid directly from your investment)
                                                     CLASS OF SHARES
                                                     ---------------
                                               A(A)        B           C
----------------------------------------------------------------------------
 Maximum sales charge (load) imposed on        5.50%      None       None
 purchases (as a % of offering price)
----------------------------------------------------------------------------
 Maximum deferred sales charge (load) (as a
 percentage of purchase price or redemption   None(a)   5.00%(b)   1.00%(c)
 proceeds, whichever is lower)
----------------------------------------------------------------------------
 Redemption fee on shares held 5 trading
 days or less (as a percentage of amount       2.00%     2.00%       2.00%
 redeemed)
----------------------------------------------------------------------------
      ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(d)
                                                     CLASS OF SHARES
                                                     ---------------
                                               A(A)        B          C*
----------------------------------------------------------------------------
 Management fees                               0.79%     0.79%       0.79%
 Distribution and service (12b-1) fees         0.35%     1.00%       1.00%
 Other expenses                                0.29%     0.85%       0.86%
----------------------------------------------------------------------------
                                                -------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES(D)       1.43%     2.64%       2.65%
 EXPENSE REDUCTION(E)                          0.00%    (0.24)%     (0.25)%
                                                -------------------------
 NET OPERATING EXPENSES                        1.43%     2.40%       2.40%
----------------------------------------------------------------------------

(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.
(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1% 5th year).
(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase.
(d) Projected annual fund operating expenses are based upon the fund's expenses for the fiscal year ended October 31, 2004.
(e) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2006 for expenses that exceed 1.40%.

EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $688      $  978     $1,289      $2,169
    B(+)       $743      $1,098     $1,479      $2,661
    C          $343      $  800     $1,383      $2,965
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $688      $  978     $1,289      $2,169
    B(+)       $243      $  798     $1,379      $2,661
    C          $243      $  800     $1,383      $2,965
---------------------------------------------------------

(+) Examples for Class B shares assume conversion to Class A shares eight years after purchase.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER: (ATFA)

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

ADVISORY FEE:

            AVERAGE DAILY NET ASSETS
            ------------------------
First $250 million...............................    0.80%
Over $250 million up to $500 million.............    0.75%
Over $500 million................................    0.70%

   For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

   Transamerica Investment Management, LLC
   1150 South Olive Street, Suite 2700
   Los Angeles, California 90015

SUB-ADVISORY FEE:

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.40% of assets up to $100 million; and 0.35% of assets over $100 million, less 50% of any amount reimbursed pursuant to the fund's expense limitation.

PORTFOLIO MANAGERS:

CHRISTOPHER J. BONAVICO, CFA (Lead Portfolio Co-Manager) is Vice President and Portfolio Manager at TIM, Mr. Bonavico is the Co-Manager of the Transamerica Premier Growth Opportunities Fund and the Transamerica Premier Focus Fund. He also manages sub-advised funds and institutional separate accounts in the total return and small/mid growth discipline. Prior to joining TIM, Mr. Bonavico worked as a research analyst for Salomon Brothers. He joined TIM in 1993. Mr. Bonavico received a B.S. in economics from the University of Delaware and is a Chartered Financial Analyst.

KENNETH F. BROAD, CFA (Lead Portfolio Co-Manager) is Vice President and Portfolio Manager at TIM. Mr. Broad is the Co-Manager of the Transamerica Premier Growth Opportunities Fund and the Transamerica Premier Focus Fund. He also manages sub-advised funds and institutional separate accounts in the total return and small/mid growth discipline. Prior to joining TIM, Mr. Broad was Vice President and Portfolio Manager with The Franklin Templeton Group. He joined TIM in 2000 and has eight years of investment experience. Mr. Broad holds an M.B.A. from the University of California at Los Angeles and received his B.S. in economics from Colgate University. He is a Chartered Financial Analyst.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

TA IDEX TRANSAMERICA GROWTH OPPORTUNITIES
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the fund's performance for as long as it has been operating. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2004 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2004 Annual Report, which is available to you upon request.

                                                                  CLASS A
                                            ---------------------------------------------------
                                                           Year or Period Ended
                                            October 31,             October 31,(a,b)
                                            ---------------------------------------------------
                                               2004         2003      2002      2001     2000
                                            -----------   --------   -------   ------   -------
Net Asset Value, Beginning of Period            $5.95        $4.81     $4.81    $8.70    $10.00
Investment Operations:
 Net Investment Income (Loss)                   (0.03)       (0.06)    (0.06)   (0.07)    (0.02)
 Net Realized and Unrealized Gain (Loss)         0.69         1.20      0.06    (3.82)    (1.28)
 Total Operations                                0.66         1.14         -    (3.89)    (1.30)
                                            ---------------------------------------------------
Distributions:
 From Net Investment Income                         -            -         -        -         -
 From Net Realized Gains                            -            -         -        -         -
   Total Distributions                              -            -         -        -         -
Net Asset Value, End of Period                  $6.61        $5.95     $4.81    $4.81     $8.70
                                            ===================================================

Total Return(c)                                 11.09%       23.70%     0.05   (44.76)   (12.96)
Net Assets, End of Period (000's)            $230,633     $147,340   $12,687   $3,807    $3,726
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                        1.43%        1.75%     1.74%    1.55%     1.55%
   Total(f)                                      1.43%        2.21%     2.53%    2.83      4.54%
 Net Investment Income (Loss) to Average
   Net Assets(d)                                (0.47)%      (1.11)%   (1.35)%  (1.11)%   (1.23)%
 Portfolio Turnover Rate(g)                        43%          97%       32%      59%       19%

                                                                CLASS B                                   CLASS C*
                                            ---------------------------------------------------------------------------------
                                                          Year or Period Ended                      Year or Period Ended
                                            October 31,            October 31,(a,b)            October 31,   October 31,(a,b)
                                            ---------------------------------------------------------------------------------
                                               2004        2003      2002     2001     2000       2004             2003
                                            -----------   -------   ------   ------   ------   -----------   ----------------
Net Asset Value, Beginning of Period            $5.79       $4.70    $4.73    $8.66   $10.00       $5.79           $4.62
Investment Operations:
 Net Investment Income (Loss)                   (0.09)      (0.09)   (0.11)   (0.10)   (0.06)      (0.10)          (0.09)
 Net Realized and Unrealized Gain (Loss)         0.67        1.18     0.08    (3.83)   (1.28)       0.69            1.26
 Total Operations                                0.58        1.09    (0.03)   (3.93)   (1.34)       0.59            1.17
                                            ---------------------------------------------------------------------------------
Distributions:
 From Net Investment Income                         -           -        -        -        -           -               -
 From Net Realized Gains                            -           -        -        -        -           -               -
   Total Distributions                              -           -        -        -        -           -               -
Net Asset Value, End of Period                  $6.37       $5.79    $4.70    $4.73    $8.66       $6.38           $5.79
                                            =================================================================================
Total Return(c)                                 10.02%      23.19%   (0.70)% (45.35)  (13.39)      10.19%          25.32%
Net Assets, End of Period (000's)             $77,869     $52,492   $5,897   $4,513   $4,366     $28,103            $483
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                        2.40%       2.41%    2.39%    2.20%    2.20%       2.40%           2.42%
   Total(f)                                      2.64%       2.87%    3.18%    3.48%    5.19%       2.65%           2.89%
 Net Investment Income (Loss) to Average
   Net Assets(d)                                (1.44)%     (1.76)%  (2.00)%  (1.76)%  (1.88)%     (1.58)%         (1.78)%
 Portfolio Turnover Rate(g)                        43%         97%      32%      59%      19%         43%             97%

* Prior to March 1, 2004, Class C shares were known as Class L shares. Effective June 15, 2004, Class C2 shares merged into Class C shares; effective September 24, 2004, Class M shares merged into Class C shares.
(a) Per share information is calculated based on average number of shares outstanding for the periods ending 10/31/2001, 10/31/2002, 10/31/2003, and 10/31/2004.
(b) TA IDEX Transamerica Growth Opportunities commenced operations on March 1, 2000. The inception date for the offering of Class C shares was November 11, 2002.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.
(d) Annualized.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g) Not annualized for periods of less than one year.

TA IDEX TRANSAMERICA SMALL/MID CAP VALUE
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of TA IDEX Small/Mid Cap Value seeks to maximize total return.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve this objective by investing, under normal conditions, at least 80% of its assets in small- and mid-cap equity securities of domestic companies. The fund defines small-and mid-cap equities as companies whose market capitalization falls within the range of $100 million to $8 billion.

The fund generally will invest in small and mid cap equities with valuation characteristics including low price/earnings, price/book, and price/cash flow ratios. These measures are evaluated based upon a proprietary analysis of normalized levels of profitability. TIM's security selection process favors companies with above-average normalized net margins, returns on equity, returns on assets, free cash flow generation and revenue and earnings growth rates. Trends in balance sheet items including inventories, account receivables, and payables are scrutinized as well. TIM also reviews the company's products/services, market position, industry condition, financial and accounting policies and quality of management. Securities of issuers that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.

Although the Fund will invest primarily in publicly traded U.S. securities, it will be able to invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:
- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities markets as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- VALUE RISK
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

- SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

- FOREIGN SECURITIES
Investments in foreign securities including American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts (EDRs) involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include:

 - changes in currency values
 - currency speculation
 - currency trading costs
 - different accounting and reporting practices
 - less information available to the public
 - less (or different) regulation of securities markets
 - more complex business negotiations
 - less liquidity
 - more fluctuations in prices
 - delays in settling foreign securities transactions
 - higher costs for holding shares (custodial fees)
 - higher transaction costs
 - vulnerability to seizure and taxes
 - political instability and small markets
 - different market trading days

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of the Prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.idexfunds.com 30 days after the end of each calendar quarter. Such information will remain online for six months.

- INVESTOR PROFILE
The fund may be appropriate for long-term investors who are able to tolerate the volatility that exists with investing in small/mid-sized company stocks.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Russell 2500 Value Index (Russell 2500 Index) a widely recognized unmanaged index of market performance which measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitations of the fund's expenses, total returns would be lower. Returns shown were achieved while another investment manager,

TA IDEX TRANSAMERICA SMALL/MID CAP VALUE
--------------------------------------------------------------------------------

Ironwood Capital Management, LLC, served as sub-adviser to the fund, and the fund had a different investment objective. TIM has been the fund's sub-adviser since March 1, 2004. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES

                               ------------------
----------------------------------------------------------------
(BAR GRAPH)

2002                                                                            -15.61
2003                                                                             50.35
2004                                                                             23.55


------------------------------------------------------------
CLASS A SHARES:               QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                   6/30/03          30.88%
------------------------------------------------------------
  Worst Quarter:                  9/30/02         (26.15)%
------------------------------------------------------------



  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04(1)



----------------------------------------------------------------------
                                                            LIFE OF
                                              1 YEAR        FUND(2)
----------------------------------------------------------------------
 Class A
----------------------------------------------------------------------
   Return before taxes                      16.75%         14.32%
----------------------------------------------------------------------
   Return after taxes on distributions(3)   13.58%         13.47%
----------------------------------------------------------------------
   Return after taxes on distributions
   and sales of fund shares(3)              11.77%         12.03%
----------------------------------------------------------------------
 Class B                                    17.80%         14.98%
----------------------------------------------------------------------
 Class C                                    21.62%         34.74%
----------------------------------------------------------------------
 Russell 2500 Index (reflects no
 deduction for fees, expenses, or taxes)    21.58%         16.55%
----------------------------------------------------------------------
 Russell 2000 Index (reflects no
 deduction for fees, expenses, or
 taxes)(4)                                  18.33%         11.77%
----------------------------------------------------------------------



(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.


(2) This fund commenced operations on April 2, 2001.


(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


(4) This Index served as the fund's benchmark prior to March 1, 2004.



NOTE: TIM has been the fund's sub-advisor since March 1, 2004. Prior to that date, a different firm managed the fund and performance prior to that date is attributable to that fund.


(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


----------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)
                                                     CLASS OF SHARES
                                                     ---------------
                                               A(A)        B           C
----------------------------------------------------------------------------
 Maximum sales charge (load) imposed on        5.50%      None       None
 purchases (as a % of offering price)
----------------------------------------------------------------------------
 Maximum deferred sales charge (load) (as a
 percentage of purchase price or redemption   None(a)   5.00%(b)   1.00%(c)
 proceeds, whichever is lower)
----------------------------------------------------------------------------
 Redemption fee on shares held 5 trading
 days or less (as a percentage of amount       2.00%     2.00%       2.00%
 redeemed)
----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(d)
                                                     CLASS OF SHARES
                                                     ---------------
                                                 A         B          C*
----------------------------------------------------------------------------
 Management fees                               0.80%     0.80%       0.80%
 Distribution and service                      0.35%     1.00%       1.00%
 (12b-1) fees
 Other expenses                                0.17%     0.17%       0.27%
----------------------------------------------------------------------------
                                                -------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES          1.32%     1.97%       2.07%
 EXPENSE REDUCTION(E)                           0%         0%         0%
                                                -------------------------
 NET OPERATING EXPENSES                        1.32%     1.97%       2.07%
----------------------------------------------------------------------------


(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.

(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year).


(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase.


(d) Projected annual fund operating expenses are based upon the fund's expenses for the fiscal year ended October 31, 2004.


(e) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2006, for expenses that exceed 1.40%, excluding 12b-1 fees. TFAI is entitled to reimbursement by the fund of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.40%.

TA IDEX TRANSAMERICA SMALL/MID CAP VALUE
--------------------------------------------------------------------------------

EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

If the shares are redeemed at the end of each period:

---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $677       $945      $1,234      $2,053
    B(+)       $700       $918      $1,162      $2,128
    C          $310       $649      $1,114      $2,400
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $677       $945      $1,234      $2,053
    B(+)       $200       $618      $1,062      $2,128
    C          $210       $649      $1,114      $2,400
---------------------------------------------------------

(+) Examples for Class B shares assume conversion to Class A shares eight years after purchase.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

ADVISORY FEE:

First $500 million...............................    0.80%
Over $500 million................................    0.75%

   For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

   Transamerica Investment Management, LLC
   1150 South Olive Street, Suite 2700
   Los Angeles, California 90015

SUB-ADVISORY FEE:

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.375% of the first $500 million of average daily net assets and 0.325% of average daily net assets in excess of $500 million, less 50% of any amount reimbursed pursuant to the fund's expense limitation.

PORTFOLIO MANAGERS:

MICHELLE E. STEVENS, CFA, is Vice President and Portfolio Manager at TIM. She manages institutional separate accounts in the value equity discipline. Prior to joining Transamerica in 2001, Ms. Stevens served as Vice President and Director of small, mid, and flex cap investing for Dean Investment Associates. Ms. Stevens holds an M.B.A. from the University of Cincinnati and received her B.A. in economics from Wittenberg University. She is a Chartered Financial Analyst.

JOHN C. RIAZZI, CFA, is Chief Executive Officer and portfolio manager at TIM. Mr. Riazzi manages sub-advised funds and separate accounts in the value discipline. Prior to joining TIM in 2001, he was President and Chief Investment Officer for Dean Investment Associates. Mr. Riazzi holds a B.A. in economics from Kenyon College and is a Chartered Financial Analyst.

TIM through its parent company has provided investment advisory services to various clients since 1967.

TA IDEX TRANSAMERICA SMALL/MID CAP VALUE
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the fund's performance for as long as it has been operating. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2004 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2004 Annual Report, which is available to you upon request.

                                                             CLASS A                                    CLASS B
                                            ------------------------------------------------------------------------------------
                                                      Year or Period Ended                        Year or Period Ended
                                            October 31,        October 31,(a,b)         October 31,        October 31,(a,b)
                                            ------------------------------------------------------------------------------------
                                               2004         2003      2002      2001       2004        2003      2002      2001
                                            -----------   --------   -------   ------   -----------   -------   -------   ------
Net Asset Value, Beginning of Period           $12.94        $9.09    $10.12   $10.00      $12.73       $8.98    $10.08   $10.00
Investment Operations:
 Net Investment Income (Loss)                    0.04        (0.11)    (0.07)   (0.02)      (0.06)      (0.17)    (0.19)   (0.05)
 Net Realized and Unrealized Gain (Loss)         2.56         3.96     (0.96)    0.14        2.52        3.92     (0.91)    0.13
   Total Operations                              2.60         3.85     (1.03)    0.12        2.46        3.75     (1.10)    0.08
                                            ------------------------------------------------------------------------------------
Distributions:
 From Net Investment Income                         -            -         -        -           -           -         -        -
 From Net Realized Gains                        (1.22)           -         -        -       (1.22)          -         -        -
   Total Distributions                          (1.22)           -         -        -       (1.22)          -         -        -
Net Asset Value, End of Period                 $14.32       $12.94     $9.09   $10.12      $13.97      $12.73     $8.98   $10.08
                                            ====================================================================================

Total Return(c)                                 20.61%       42.35%   (10.18)%   1.20%      19.85%      41.76%   (10.91)%   0.80%
Net Assets End of Period (000's)             $334,763     $149,557   $45,500   $6,536     $40,477     $33,196   $24,391   $7,604
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                        1.32%        1.73%     1.85%    1.85%       1.97%       2.38%     2.50%    2.50%
   Total(f)                                      1.32%        1.73%     1.98%    3.56%       1.97%       2.38%     2.63%    4.21%
 Net Investment Income (Loss) to Average
   Net Assets(d)                                 0.31%       (1.04)%   (0.88)%  (0.32)%     (0.43)%     (1.69)%   (1.53)%  (0.97)%
   Portfolio Turnover Rate(g)                      81%          55%       22%       8%         81%         55%       22%       8%

                                                       CLASS C*
                                            ------------------------------
                                                 Year or Period Ended
                                            October 31,   October 31,(a,b)
                                            ------------------------------
                                               2004             2003
                                            -----------   ----------------
Net Asset Value, Beginning of Period           $12.73           $9.01
Investment Operations:
 Net Investment Income (Loss)                   (0.01)          (0.18)
 Net Realized and Unrealized Gain (Loss)         2.46            3.90
   Total Operations                              2.45            3.72
                                            ------------------------------
Distributions:
 From Net Investment Income                         -               -
 From Net Realized Gains                        (1.22)              -
   Total Distributions                          (1.22)              -
Net Asset Value, End of Period                 $13.96          $12.73
                                            ==============================
Total Return(c)                                 19.78%          41.29%
Net Assets End of Period (000's)              $19,678          $1,995
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                        2.07%           2.38%
   Total(f)                                      2.07%           2.38%
 Net Investment Income (Loss) to Average
   Net Assets(d)                                (0.02)%         (1.69)%
   Portfolio Turnover Rate(g)                      81%             55%

* Prior to March 1, 2004, Class C shares were known as Class L shares. Effective June 15, 2004, Class C2 shares merged into Class C shares; effective September 24, 2004, Class M shares merged into Class C shares.
(a) Per share information is calculated based on average number of shares outstanding.
(b) TA IDEX Transamerica Small/Mid Cap Value commenced operations on April 2, 2001. The inception date for the offering of Class C shares was November 11, 2002.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.
(d) Annualized.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g) Not annualized for periods of less than one year.

TA IDEX AMERICAN CENTURY INTERNATIONAL
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of TA IDEX American Century International is to seek capital growth.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, American Century Global Investment Management, Inc. (ACGIM), seeks to achieve this objective by investing principally in:

- equity securities of growing foreign companies

The fund manager uses a growth investment strategy developed by ACGIM to invest in stocks of companies that it believes will increase in value over time. This strategy looks for companies with earnings and revenue growth. Ideally, the fund manager looks for companies whose earnings and revenues are not only growing, but growing at a successfully faster, or accelerating, pace. This strategy is based on the premise that, over the long term, the stocks of companies with earnings and revenue growth have a greater-than-average chance to increase in value.

The manager uses a "bottom-up" approach to select stocks to buy for the fund. The manager makes its investment decisions based primarily on the business fundamentals of the individual companies rather than on economic forecasts or the outlook for industries or sectors. The manager tracks financial information for thousands of companies to identify trends in the companies' earnings and revenues. This information is used to help the fund manager select or hold the stocks of companies it believes will be able to sustain their growth and sell the stocks of companies whose growth begins to slow down.

WHAT IS A "BOTTOM-UP" ANALYSIS?
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

In addition to locating strong companies with earnings and revenue growth, the fund manager believes that it is important to diversify the fund's holdings across different countries and geographical regions in an effort to manage the risks of an international portfolio. For this reason, the fund manager also considers the prospects for relative economic growth among countries or regions, economic and political conditions, expected inflation rates, currency exchange fluctuations and tax considerations when making investments.

The fund manager does not attempt to time the market. Instead, under normal market conditions, the manager intends to keep the fund essentially fully invested in stocks regardless of the movement of stock prices generally. When the manager believes it is prudent, the fund may invest a portion of its assets in convertible debt securities, short-term securities, equity equivalent securities, forward currency exchange contracts, non-leveraged futures contracts and other similar securities.

Futures contracts, a type of derivative security, may help the fund's cash assets remain liquid while performing more like stocks. The fund has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:

- STOCKS
While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities markets as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

- FOREIGN SECURITIES
Investments in foreign securities including American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include:

 - changes in currency values
 - currency speculation
 - currency trading costs
 - different accounting and reporting practices
 - less information available to the public
 - less (or different) regulation of securities markets
 - more complex business negotiations
 - less liquidity
 - more fluctuations in prices
 - delays in settling foreign securities transactions
 - higher costs for holding shares (custodial fees)
 - higher transaction costs
 - vulnerability to seizure and taxes
 - political instability and small markets
 - different market trading days

TA IDEX AMERICAN CENTURY INTERNATIONAL
--------------------------------------------------------------------------------

- CURRENCY RISK
Because the fund's foreign investments are generally held in foreign currencies, the fund is subject to currency risk, meaning the fund could experience gains or losses solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

- DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the investment manager, the fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the fund will be able to engage in these transactions to reduce exposure to other risks.


- CONVERTIBLE SECURITIES


Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities, tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.


YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.idexfunds.com 30 days after the end of each calendar quarter. Such information will remain online for six months.


- INVESTOR PROFILE
This fund may be appropriate for the investor who is seeking long-term capital growth, diversification of his or her investment portfolio through investment in foreign securities, and is comfortable with the risks associated with investing in foreign growth securities and short-term price volatility.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI-EAFE Index) a widely recognized unmanaged index of market performance which includes stocks traded on 16 exchanges in Europe, Australia, and the Far East, weighted by capitalization. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitations of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.


YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)


                                 CLASS A SHARES

(BAR CHART)                    ------------------

1998                                                                             11.21
1999                                                                             30.63
2000                                                                            -12.43
2001                                                                            -25.05
2002                                                                            -20.05
2003                                                                             23.45
2004                                                                             14.13





------------------------------------------------------------
CLASS A SHARES               QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:               12/31/1999           23.80%
------------------------------------------------------------
  Worst Quarter:               9/30/2002         (19.74)%
------------------------------------------------------------



  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04(1)



----------------------------------------------------------------------
                                                              LIFE OF
                                      1 YEAR      5 YEARS     FUND(2)
----------------------------------------------------------------------
  Class A
----------------------------------------------------------------------
    Return before taxes                7.85%      (6.92)%      0.97%
----------------------------------------------------------------------
    Return after taxes on
    distributions(3)                   7.53%      (7.50)%      0.45%
----------------------------------------------------------------------
    Return after taxes on
    distributions and sales of fund
    shares(3)                          5.09%      (5.95)%      0.65%
----------------------------------------------------------------------
  Class B                              8.77%      (6.63)%      1.07%
----------------------------------------------------------------------
  Class C                             12.38%        N/A       16.43%
----------------------------------------------------------------------
  MSCI-EAFE Index (reflects no
  deduction for fees, expenses, or
  taxes)                              20.70%      (0.80)%      5.74%
----------------------------------------------------------------------



(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.


(2) The fund commenced operations on 2/01/1997. Class C shares commenced operations on November 11, 2002.


(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

TA IDEX AMERICAN CENTURY INTERNATIONAL
--------------------------------------------------------------------------------


(DOLLAR ICON)

FEES AND EXPENSES
---------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


----------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)
                                                    CLASS OF SHARES
                                                    ---------------
                                            A(A)         B            C
----------------------------------------------------------------------------
 Maximum sales charge (load) imposed on     5.50%      None         None
 purchases (as a % of offering price)
----------------------------------------------------------------------------
 Maximum deferred sales charge (load) (as
 a percentage of purchase price or         None(a)   5.00%(b)     1.00%(c)
 redemption proceeds, whichever is lower)
----------------------------------------------------------------------------
 Redemption fee on shares held 5 trading
 days or less (as a percentage of amount    2.00%      2.00%        2.00%
 redeemed)
----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(d)
                                                    CLASS OF SHARES
                                                    ---------------
                                              A          B            C
----------------------------------------------------------------------------
 Management fees                           0.925%     0.925%       0.925%
 Distribution and service (12b-1) fees      0.35%     1.000%        1.00%
 Other expenses                            0.240%     0.090%       0.490%
----------------------------------------------------------------------------
                                             ----------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES      1.515%     2.015%       2.415%
 EXPENSE REDUCTION(e)                      0.000%     0.000%      (0.090)%
                                             ----------------------------
 NET OPERATING EXPENSES                    1.515%     2.015%       2.325%
----------------------------------------------------------------------------


(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.

(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%- 1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year).


(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase.


(d) Projected annual fund operating expenses are based upon the fund's expenses for the fiscal year ended October 31, 2004 and the most current contractual advisory fees and net operating expense limit.


(e) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2006 for expenses that exceed 1.325%, excluding 12b-1 fees. TFAI is entitled to reimbursement by the fund of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.325%.



EXAMPLE


This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.



---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $696      $1,002     $1,331      $2,258
    B(+)       $705      $  932     $1,185      $2,214
    C          $336      $  744     $1,280      $2,745
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $696      $1,002     $1,331      $2,258
    B(+)       $205      $  632     $1,085      $2,214
    C          $236      $  744     $1,280      $2,745
---------------------------------------------------------


(+) Examples for Class B shares assume conversion to Class A shares eight years after purchase.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:


   Transamerica Fund Advisors, Inc. (TFAI)

   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202


ADVISORY FEE:



AVERAGE DAILY NET ASSETS
First $250 million...............................    0.925%
Over $250 million up to $500 million.............    0.90%
Over $500 million up to $1 billion...............    0.85%
Over $1 billion..................................    0.80%



   For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.


SUB-ADVISER:


   American Century Global Investment Management, Inc.


   The Chrysler Center


   666 3rd Avenue, 23rd Floor


   New York, New York 10017



SUB-ADVISORY FEE:



The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.50% of assets up to $250 million of average daily net assets; 0.475% of next $250 million of average daily net assets; 0.45% of next $500 million of average daily net assets; and 0.40% of average daily net assets in excess of $1 billion.



PORTFOLIO MANAGERS:



ACGIM uses a team of fund managers and analysts to manage this fund. The team meets regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the fund as they see fit, guided by the fund's investment objective and strategy.

TA IDEX AMERICAN CENTURY INTERNATIONAL
--------------------------------------------------------------------------------

The fund managers on the investment team are:

KEITH CREVELING, CFA, Vice President and Portfolio Manager, has been a member of the team since April 2002. He joined ACGIM in October 1999, as an analyst. Prior to joining ACGIM, he was an analyst at Fiduciary Trust Company International from September 1996 to September 1999 and at Brown Brothers Harriman from July 1995 to September 1996.

MICHAEL PERELSTEIN, Vice President and Senior Portfolio Manager, has been a member of the team since joining ACGIM in October 2004. Prior to joining American Century, he was Chief Investment Officer and Managing Partner with Ellis Island Partners LLC from May 2002 to October 2004 and Executive Vice President and Head of International Equities with Schroder Investment Management from January 1997 to May 2002. He has a bachelor's degree in economics from Brandeis University, an MA in economics from the University of Chicago and an MBA in finance from the University of Chicago.

TA IDEX AMERICAN CENTURY INTERNATIONAL
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the fund's performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2004 has been derived from financial statements audited by PricewaterhouseCoopers LLP whose report, along with the fund's financial statements, is included in the 2004 Annual Report, which is available to you upon request.

                                                 CLASS A
                           ---------------------------------------------------
                                          Year or Period Ended
                           October 31,              October 31,(a)
                           ---------------------------------------------------
                              2004         2003      2002      2001      2000
                           -----------   --------   -------   -------   ------
Net Asset Value,
 Beginning of Period           $8.03        $7.00     $8.38    $12.76   $12.85
Investment Operations:
 Net Investment Income
   (Loss)                          -         0.02      0.01      0.05     0.05
 Net Realized and
   Unrealized Gain (Loss)       0.80         1.01     (1.39)    (3.05)    0.35
 Total Operations               0.80         1.03     (1.38)    (3.00)    0.40
                           ---------------------------------------------------
Distributions:
 From Net Investment
   Income                      (0.02)           -         -         -        -
 From Net Realized Gains           -            -         -     (1.38)   (0.49)
   Total Distributions         (0.02)           -         -     (1.38)   (0.49)
Net Asset Value, End of
 Period                        $8.81        $8.03     $7.00     $8.38   $12.76
                           ===================================================

Total Return(c)                 9.95%       14.71%   (16.49)%  (26.43)%   2.74%
Net Assets, End of Period
 (000's)                    $187,608     $152,086   $14,921    $5,209   $6,977
Ratio/Supplemental Data:
 Ratio of Expenses to
   Average Net Assets(d)
   Net(e)                       1.59%        1.78%     1.87%     1.55%    1.62%
   Total(f)                     1.59%        2.39%     3.68%     2.77%    3.56%
 Net Investment Income
   (Loss) to Average Net
   Assets(d)                   (0.05)%       0.23%     0.22%     0.47%    0.09%
 Portfolio Turnover
   Rate(g)                       159%         220%      241%      129%     108%

                                                 CLASS B
                           ---------------------------------------------------
                                          Year or Period Ended
                           October 31,              October 31,(a)
                           ---------------------------------------------------
                              2004        2003      2002      2001      2000
                           -----------   -------   -------   -------   -------
Net Asset Value,
 Beginning of Period           $7.70       $6.76     $8.15    $12.53    $12.70
Investment Operations:
 Net Investment Income
   (Loss)                      (0.04)      (0.03)    (0.04)    (0.02)    (0.03)
 Net Realized and
   Unrealized Gain (Loss)       0.77        0.97     (1.35)    (2.98)     0.35
 Total Operations               0.73        0.94     (1.39)    (3.00)     0.32
                           ---------------------------------------------------
Distributions:
 From Net Investment
   Income                      (0.02)          -         -         -         -
 From Net Realized Gains           -           -         -     (1.38)    (0.49)
   Total Distributions         (0.02)          -         -     (1.38)    (0.49)
Net Asset Value, End of
 Period                        $8.41       $7.70     $6.76     $8.15    $12.53
                           ===================================================
Total Return(c)                 9.46%      13.91%   (17.09)%  (26.96)%    2.09%
Net Assets, End of Period
 (000's)                     $20,153     $21,421    $5,328    $5,003    $4,407
Ratio/Supplemental Data:
 Ratio of Expenses to
   Average Net Assets(d)
   Net(e)                       2.09%       2.44%     2.52%     2.20%     2.27%
   Total(f)                     2.09%       3.05%     4.33%     3.42%     4.21%
 Net Investment Income
   (Loss) to Average Net
   Assets(d)                   (0.46)%     (0.42)%   (0.43)%   (0.18)%   (0.56)%
 Portfolio Turnover
   Rate(g)                       159%        220%      241%      129%      108%

                                      CLASS C*
                           ------------------------------
                                Year or Period Ended
                           October 31,   October 31,(a,b)
                           ------------------------------
                              2004             2003
                           -----------   ----------------
Net Asset Value,
 Beginning of Period           $7.70           $6.73
Investment Operations:
 Net Investment Income
   (Loss)                      (0.09)          (0.03)
 Net Realized and
   Unrealized Gain (Loss)       0.81            1.00
 Total Operations               0.72            0.97
                           ------------------------------
Distributions:
 From Net Investment
   Income                      (0.02)              -
 From Net Realized Gains           -               -
   Total Distributions         (0.02)              -
Net Asset Value, End of
 Period                        $8.40           $7.70
                           ==============================
Total Return(c)                 9.33%          14.41%
Net Assets, End of Period
 (000's)                      $9,166            $568
Ratio/Supplemental Data:
 Ratio of Expenses to
   Average Net Assets(d)
   Net(e)                       2.40%           2.44%
   Total(f)                     2.49%           3.04%
 Net Investment Income
   (Loss) to Average Net
   Assets(d)                   (1.07)%         (0.42)%
 Portfolio Turnover
   Rate(g)                       159%            220%

* Prior to March 1, 2004, Class C shares were known as Class L shares. Effective June 15, 2004, Class C2 shares merged into Class C shares; effective September 24, 2004, Class M shares merged into Class C shares.
(a) Per share information is calculated based on average number of shares outstanding for the periods ending 10/31/2001, 10/31/2002, 10/31/2003, and 10/31/2004.
(b) The inception date for Class C shares was November 11, 2002.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.
(d) Annualized.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g) Not annualized for periods of less than one year.

TA IDEX TEMPLETON GREAT COMPANIES GLOBAL
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of TA IDEX Templeton Great Companies Global is to seek long-term growth of capital.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's assets are allocated between two sub-advisers, Great Companies, L.L.C. ("Great Companies") and Templeton Investment Counsel, LLC ("Templeton"). Great Companies manages a portion of the fund's assets composed of domestic securities (called the "domestic portfolio"), and Templeton manages a portion of the fund's assets composed of non-U.S. securities (called the "international portion"). The percentage of assets allocated to each manager generally is based on the weighting of securities from U.S. and foreign issuers comprising the Morgan Stanley Capital International World Index ("MSCIW Index"), a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Each of the domestic and international percentages of the fund are adjusted periodically to account for changes that may be made in the composition of the MSCIW Index.

DOMESTIC PORTFOLIO

Great Companies seeks to achieve the fund's objective by investing in common stocks of U.S. based companies that meet the Great Companies' screens for either being or becoming a "great company."

Generally, to be considered a "great company" by the sub-adviser, an initial determination is made to see if a company meets the following criteria: be publicly traded; be a global business; be engaged in what Great Companies considers to be a "terrific business"; have "protective barrier(s)" such as superior brand franchises; consider employees to be a company's most valuable asset; have, in Great Companies' opinion, "world class management"; and be an innovation-driven company that, in Great Companies' opinion, can convert changes into opportunities. Companies included in the portfolio may also pass several additional screens Great Companies considers to be paramount in its decision for inclusion to the fund's domestic portfolio.

Companies identified by Great Companies for inclusion in the fund's domestic portion of the portfolio may fall outside of the initial screening process. The final selection process and the addition of such companies to the fund's domestic portion of the portfolio are at the sole discretion of Great Companies irrespective of the stock screening process or methods used.

The allocation of the weightings among securities held in the domestic portion of the fund will be driven by two factors: intrinsic value momentum and market price of the domestic stocks in the portfolio relative to their intrinsic values. Intrinsic value is the discounted value of the estimated amount of cash that can be taken out of a business during its remaining life. It is an estimate rather than a precise figure, and changes when interest rates move or when forecasts of future cash flows are revised.

INTERNATIONAL PORTFOLIO

Templeton seeks to achieve the fund's objective by investing in foreign securities. Templeton normally will invest primarily in equity securities. An equity security, or stock, represents a proportionate share of the ownership of a company. Its value is based on the success of the company's business, any income paid to stockholders, the value of the company's assets and general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances.

For purposes of the fund's investments, "foreign securities" means those securities issued by companies that:

 - have its principal securities trading markets outside the U.S.; or

 - derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S.; or

 - have a significant portion of their assets outside the U.S.; or

 - are linked to non-U.S. dollar currencies; or

 - are organized under the laws of, or with principal offices in, another country

The fund may invest a portion of its assets in smaller companies. The fund considers smaller company stocks to be generally those with market capitalizations of less than $2 billion. Templeton may also invest in American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs), which are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Templeton, from time to time, may have significant investments in one or more countries or in particular sectors such as technology companies and financial institutions.

Depending upon current market conditions, Templeton generally invests a portion of its total assets in debt securities of companies and governments located anywhere in the world. Templeton may use various derivative strategies seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. With derivatives, the manager attempts to predict whether an underlying investment will increase or decrease in value at some future time. The manager considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

When choosing equity investments, Templeton applies a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers and analyzes various measures relevant to stock valuation, such as a company's price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

TA IDEX TEMPLETON GREAT COMPANIES GLOBAL
--------------------------------------------------------------------------------

WHAT IS A "BOTTOM-UP" ANALYSIS?
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- FOREIGN SECURITIES
Investments in foreign securities including American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts (EDRs) involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include:

- changes in currency values
- currency speculation
- currency trading costs
- different accounting and reporting practices
- less information available to the public
- less (or different) regulation of securities markets
- more complex business negotiations
- less liquidity
- more fluctuations in prices
- delays in settling foreign securities transactions
- higher costs for holding shares (custodial fees)
- higher transaction costs
- vulnerability to seizure and taxes
- political instability and small markets
- different market trading days

- EMERGING MARKETS RISK
Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

- DERIVATIVES
The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the investment manager, the fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the fund will be able to engage in these transactions to reduce exposure to other risks.

- COUNTRY, SECTOR OR INDUSTRY FOCUS
To the extent the fund invests a significant portion of its assets in one or more countries, sectors or industries at any time, the fund will face a greater risk of loss due to factors affecting the single country, sector or industry than if the fund always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

- SMALLER COMPANIES
While smaller companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

- FIXED-INCOME SECURITIES
The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

 - fluctuations in market value
 - changes in interest rates: the value of a fixed income security generally decreases as interest rates rise

TA IDEX TEMPLETON GREAT COMPANIES GLOBAL
--------------------------------------------------------------------------------


 - length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates


 - issuers defaulting on their obligations to pay interest or return principal



PREFERRED STOCKS



These stocks come with a promise to pay a stated dividend. Their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.


YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.idexfunds.com 30 days after the end of each calendar quarter. Such information will remain online for six months.


- INVESTOR PROFILE
The fund may be appropriate for the investor who seeks capital growth without being limited to investments in U.S. securities, and who can tolerate the risks associated with foreign investing.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Morgan Stanley Capital International World Index (MSCIW Index) a widely recognized unmanaged index of market performance which includes companies representative of the market structure of 21 developed market countries in Europe, Latin America, and the Pacific Basin, weighted by capitalization. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitations of the fund's expenses, total returns wold be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.


YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)


                                 CLASS A SHARES

                               ------------------

[BAR CHART]

1995                                                                             20.03
1996                                                                             26.76
1997                                                                             20.44
1998                                                                             24.85
1999                                                                             63.31
2000                                                                            -17.72
2001                                                                            -23.53
2002                                                                            -27.00
2003                                                                             22.58
2004                                                                              6.65





------------------------------------------------------------
CLASS A SHARES              QUARTER ENDED        RETURN
------------------------------------------------------------
  Best Quarter:              12/31/1999          43.29%
------------------------------------------------------------
  Worst Quarter:              9/30/2001         (20.96)%
------------------------------------------------------------



  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04(1)



-----------------------------------------------------------------------
                                                             10 YEARS
                                                                OR
                                      1 YEAR     5 YEARS   INCEPTION(2)
-----------------------------------------------------------------------
  Class A(3)
-----------------------------------------------------------------------
    Return before taxes                0.78%    (10.72)%      7.80%
-----------------------------------------------------------------------
    Return after taxes on
    distributions(4)                   0.78%    (10.95)%      6.96%
-----------------------------------------------------------------------
    Return after taxes on
    distributions and sales of fund
    shares(4)                          0.51%     (8.76)%      6.53%
-----------------------------------------------------------------------
  Class B(3)                           1.16%    (10.49)%      6.72%
-----------------------------------------------------------------------
  Class C(3)                           4.89%       N/A       12.21%
-----------------------------------------------------------------------
  MSCIW Index (reflects no
  deduction for fees, expenses, or
  taxes)                              15.25%     (2.05)%      8.52%
-----------------------------------------------------------------------



(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After-tax returns are presented for only one class and returns for other classes will vary.


(2) Returns for Class B and C are from the inception of the Class.


(3) The inception date of: Class A (10/1/1992) Class B (10/1/95) and Class C (11/11/02).


(4) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


NOTE: Prior to May 29, 2004, a different firm managed this fund and it had a different investment objective and used different investment strategies; the performance set forth prior to that date is attributable to that firm.

TA IDEX TEMPLETON GREAT COMPANIES GLOBAL
--------------------------------------------------------------------------------

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


----------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)
                                                      CLASS OF SHARES
                                                      ---------------
                                                A(A)        B          C
----------------------------------------------------------------------------
 Maximum sales charge (load) imposed on         5.50%      None       None
 purchases (as a % of offering price)
----------------------------------------------------------------------------
 Maximum deferred sales charge (load) (as a
 percentage of purchase price or redemption    None(a)   5.00%(b)   1.00%(c)
 proceeds, whichever is lower)
----------------------------------------------------------------------------
 Redemption fee on shares held 5 trading days   2.00%     2.00%      2.00%
 or less (as a percentage of amount redeemed)
----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(d)
                                                      CLASS OF SHARES
                                                      ---------------
                                                  A         B          C*
----------------------------------------------------------------------------
 Management fees                                0.80%     0.80%      0.80%
 Distribution and service (12b-1) fees          0.35%     1.00%      1.00%
 Other expenses                                 0.70%     0.69%      0.38%
----------------------------------------------------------------------------
                                                 -------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES           1.85%     2.49%      2.18%
 EXPENSE REDUCTION(E)                            0%      (0.29)%       0%
                                                 -------------------------
 NET OPERATING EXPENSES                         1.85%     2.20%      2.18%
----------------------------------------------------------------------------


(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.
(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%- 1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year).

(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase.


(d) Projected annual fund operating expenses are based upon the fund's expenses for the fiscal year ended 10/31/04.


(e) Contractual arrangements have been made with the fund's investment adviser Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2006 for expenses that exceed 1.20%, excluding 12b-1 fees. TFAI is entitled to reimbursement by the fund of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.20%.


EXAMPLE

This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.



---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $728      $1,100     $1,496      $2,600
    B(+)       $723      $1,048     $1,400      $2,647
    C          $321      $  682     $1,169      $2,513
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $728      $1,100     $1,496       2,600
    B(+)       $223      $  748     $1,300       2,647
    C          $221      $  682     $1,169       2,513
---------------------------------------------------------


(+) Examples for Class B shares assume conversion to Class A shares eight years after you purchase them.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:


   Transamerica Fund Advisors, Inc. (TFAI)

   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202


ADVISORY FEE:



ALL AVERAGE DAILY NET ASSETS
First $500 million...............................    0.80%
Over $500 million................................    0.70%



For additional information about TFAI see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.


SUB-ADVISERS:

   Great Companies, L.L.C.
   635 Court Street, Suite 100
   Clearwater, Florida 33756

   Templeton Investment Counsel, LLC
   500 E. Broward Blvd, Suite 2100
   Fort Lauderdale, FL 33394


SUB-ADVISORY FEE:



The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.35% of the first $500 million of average daily net assets; 0.30% over $500 million of average daily net assets. Templeton receives a portion of the sub-advisory fee based on the amount of assets that it manages; it receives 0.40% of the fee for the first $500 million of the fund's average daily net assets; 0.375% of the fee for assets over $500 million up to $1.5 billion; and 0.35% of the fee for assets over $1.5 billion (for the portion of assets that it manages). Great Companies receives the sub-advisory fee stated in this paragraph, less any amount paid to Templeton for its sub-advisory services.

TA IDEX TEMPLETON GREAT COMPANIES GLOBAL
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS:

JIM HUGUET has served as Co-CEO and Manager of Great Companies since May 2000. He has served as manager of each fund since its inception. From 1994 until 1998, Mr. Huguet served as Executive Vice President of Information Resources Inc. From 1998 to May 2000, Mr. Huguet served as Director and President of Great Companies, Inc., an investment advisory firm registered with the state of Connecticut. In May 2000, Mr. Huguet, together with Mr. Kenney and Money Services, Inc., formed Great Companies, L.L.C.

GERRY BOLLMAN, CFA, has served as Executive Vice President of Great Companies since May 2000. He has served as a fund manager of the Fund since May 2004. From 1983 until 1995, Mr. Bollman was Executive Vice President and portfolio manager for Continental Asset Management Corporation in New York City, and was responsible for all equity and venture capital portfolios for that firm. From 1995 to May 2001, Mr. Bollman founded and served as Chairman and Managing Member of Intrinsic Value Associates, LLC, a Chatham, New Jersey based consulting firm that provided portfolio management services and intrinsic value advice to Great Companies, Inc. and then to Great Companies, L.L.C. Mr. Bollman also served as Executive Vice President of Great Companies, Inc., an investment advisory firm registered with the state of Connecticut, from 1999 until May 2000.

MATT STEPHANI, CFA, CPA, has served as Vice President of Great Companies since May 2001. He is responsible for analysis of domestic and foreign securities for Great Companies. From 1995 to May 2001, Mr. Stephani served as Accounting Manager for Deloitte & Touche in Wilton, Connecticut.

DEREK HONG, CFA, has served as Senior Vice President and Portfolio Manager since May 2004. He was a Senior Vice President and Portfolio Manager with Peninsula Asset Management in Bradenton, Florida from 2001 to 2004. From 1995 until 2001, he was a Fund Manager with the Abu Dhabi Investment Authority (ADIA), in the United Arab Emirates. From 1993 to 1995, Mr. Hong served as Portfolio Manager and Equity Research Analyst with Davidson Investment Advisors in Great Falls, Montana.

TINA HELLMER, CFA, Vice President, Portfolio Manager and Research Analyst, joined Templeton in 1997 and currently has global research responsibilities for global wireless telecommunication services, small-cap telecommunications, as well as building and construction materials.

ANTONIO T. DOCAL, CFA, Senior Vice President, joined the Templeton organization in 2001. With more than 20 years of investment experience, Mr. Docal has research responsibility for the global chemical industry, as well as the telecommunications equipment sector. Prior to joining Templeton, Mr. Docal was Vice President and Director at Evergreen Funds in Boston, managing the Evergreen Latin America Fund and co-managing the Evergreen Emerging Market Fund and the Evergreen Global Opportunities Fund. Mr. Docal earned a B.A. in economics from Trinity College in Connecticut and an M.B.A. with concentrations in finance and international management from the Sloan School of Management at the Massachusetts Institute of Technology.

GARY MOTYL, CFA, President and Chief Investment Officer, Templeton Institutional Global Equities, manages several institutional mutual funds and separate account portfolios and has research responsibility for the global automobile industry. Mr. Motyl joined Templeton in 1981.

Great Companies has provided investment advisory services to various clients since 2000.

The Templeton organization has been investing globally since 1940.

TA IDEX TEMPLETON GREAT COMPANIES GLOBAL
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the fund's performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2004 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2004 Annual Report, which is available to you upon request.

                                                          CLASS A
                                  -------------------------------------------------------
                                                   Year or Period Ended
                                  October 31,                October 31,(a)
                                  -------------------------------------------------------
                                     2004         2003       2002       2001       2000
                                  -----------   --------   --------   --------   --------
Net Asset Value, Beginning of
 Period                              $21.41       $19.06     $23.67     $40.20     $33.80
Investment Operations:
 Net Investment Income (Loss)         (0.07)       (0.05)     (0.08)     (0.07)         -
 Net Realized and Unrealized
   Gain (Loss)                         1.23         2.40      (4.53)    (13.99)      7.53
 Total Operations                      1.16         2.35      (4.61)    (14.06)      7.53
                                  -------------------------------------------------------
Distributions:
 From Net Investment Income               -            -          -          -          -
 From Net Realized Gains                  -            -          -      (2.47)     (1.13)
   Total Distributions                    -            -          -      (2.47)     (1.13)
Net Asset Value, End of Period       $22.57       $21.41     $19.06     $23.67     $40.20
                                  -------------------------------------------------------

Total Return(c)                        5.41%       12.33%    (19.46)%   (37.08)%    22.26%
 Net Assets, End of Period
   (000's)                         $226,517     $189,046   $225,722   $374,626   $749,671
Ratio/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets(d)
   Net(e)                              1.85%        2.07%      1.88%      1.63%      1.64%
   Total(f)                            1.85%        2.07%      1.88%      1.63%      1.64%
 Net Investment Income (Loss) to
   Average Net Assets(d)              (0.31)%      (0.26)%    (0.34)%    (0.24)%    (0.56)%
 Portfolio Turnover Rate(g)             140%         103%        72%        79%        53%

                                                          CLASS B                                      CLASS C*
                                  ----------------------------------------------------------------------------------------
                                                   Year or Period Ended                          Year or Period Ended
                                  October 31,                October 31,(a)                 October 31,   October 31,(a,b)
                                  ----------------------------------------------------------------------------------------
                                     2004         2003       2002       2001       2000        2004             2003
                                  -----------   --------   --------   --------   --------   -----------   ----------------
Net Asset Value, Beginning of
 Period                              $20.25       $18.14     $22.71     $38.97     $32.98     $20.25           $18.00
Investment Operations:
 Net Investment Income (Loss)         (0.20)       (0.17)     (0.22)     (0.27)     (0.41)     (0.15)           (0.17)
 Net Realized and Unrealized
   Gain (Loss)                         1.18         2.28      (4.35)    (13.52)      7.53       1.11             2.42
 Total Operations                      0.98         2.11      (4.57)    (13.79)      7.12       0.96             2.25
                                  ----------------------------------------------------------------------------------------
Distributions:
 From Net Investment Income               -            -          -          -          -          -                -
 From Net Realized Gains                  -            -          -      (2.47)     (1.13)         -                -
   Total Distributions                    -            -          -      (2.47)     (1.13)         -                -
Net Asset Value, End of Period       $21.23       $20.25     $18.14     $22.71     $38.97     $21.21           $20.25
                                  ----------------------------------------------------------------------------------------
Total Return(c)                        4.83%       11.57%    (20.09)%   (37.58)%    21.62%      4.74%           12.50%
 Net Assets, End of Period
   (000's)                         $117,409     $153,046   $193,259   $320,693   $614,789    $48,378             $163
Ratio/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets(d)
   Net(e)                              2.49%        2.72%      2.53%      2.28%      2.29%      2.18%            2.72%
   Total(f)                            2.49%        2.72%      2.53%      2.28%      2.29%      2.18%            2.72%
 Net Investment Income (Loss) to
   Average Net Assets(d)              (0.93)%      (0.91)%    (0.99)%    (0.89)%    (1.21)%    (0.72)%          (0.92)%
 Portfolio Turnover Rate(g)             140%         103%        72%        79%        53%       140%             103%

* Prior to March 1, 2004, Class C shares were known as Class L shares. Effective June 15, 2004, Class C2 shares merged into Class C shares; effective September 24, 2004, Class M shares merged into Class C shares.
(a) Per share information is calculated based on average number of shares outstanding for the periods ending 10/31/2001, 10/31/2002, 10/31/2003 and 10/31/2004.
(b) The inception date for the offering of Class C shares was November 11, 2002.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.
(d) Annualized.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g) Not annualized for periods of less than one year.

TA IDEX TRANSAMERICA BALANCED
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
This fund seeks long-term capital growth and current income with a secondary objective of capital presentation, by balancing investments among stocks, bonds and cash or cash equivalents.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve the fund's objective by investing principally 60% to 70% of the fund's total assets in common stocks with the remaining 30% to 40% of the fund's assets primarily invested in high quality bonds with maturities of less than 30 years. TIM may also invest in cash or cash equivalents such as money market funds and other short-term investment instruments. This requires the managers of each portion of the fund to be flexible in managing the fund's assets. At times, TIM may shift portions held in bonds and stocks according to business and investment conditions. However, at all times the fund will hold at least 25% of its assets in non-convertible fixed income securities.

To achieve its goal the fund invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. TIM's equity and fixed income management teams work together to build a portfolio of performance-oriented stocks combined with bonds that TIM considers of good credit quality purchased at favorable prices.

TIM uses a "bottom-up" approach to investing. It studies industry and economic trends, but focuses on researching individual issuers. The portfolio is constructed one security at a time. Each issuer passes through a research process and stands on its own merits as a viable investment in TIM's opinion.

WHAT IS A "BOTTOM-UP" ANALYSIS?
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

- EQUITY INVESTMENTS
TIM uses an intrinsic value discipline in selecting securities, based on strong earnings and cash flows to foster future growth, with the goal of producing a long term above average rate of return. In projecting free cash flows and determining earnings potential, we use multiple factors such as:

- the quality of the management team;

- the company's ability to earn returns on capital in excess of the cost of capital;

- competitive barriers to entry; and

- the financial condition of the company.

TIM takes a long-term approach to investing and views each investment in a company as owning a piece of the business.

- FIXED INCOME INVESTMENTS

TIM's bond management team seeks out bonds with credit strength of the quality that could warrant higher ratings, which, in turn, could lead to higher valuations. To identify these bonds, the bond research team performs in-depth income and credit analysis on companies issuing bonds under consideration for the fund. It also compiles bond price information from many different bond markets and evaluates how these bonds can be expected to perform with respect to recent economic developments. The team leader analyzes this market information daily, and negotiates each trade.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following primary risks:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- FIXED INCOME SECURITIES
The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

 - fluctuations in market value
 - changes in interest rates: the value of a fixed income security generally decreases as interest rates rise
 - length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates
 - issuers defaulting on their obligations to pay interest or return principal

- SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small and medium sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

TA IDEX TRANSAMERICA BALANCED
--------------------------------------------------------------------------------

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.idexfunds.com 30 days after the end of each calendar quarter. Such information will remain online for six months.



- INVESTOR PROFILE

This portfolio may be appropriate for the investor who seeks long-term total returns that balance capital growth and current income.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------


The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Standard and Poor's 500 Composite Stock Price Index (S&P 500 Index) which is comprised of 500 widely held common stocks that measures the general performance of the market and the Lehman Brothers U.S. Government/Credit Index (LBGC Index) which is comprised of domestic fixed income securities, including Treasury issues and corporate debt issues. Each index is a widely recognized unmanaged index of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitations of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)


                                 CLASS A SHARES

[Bar Chart]                    ------------------

1995                                                                              25.2
1996                                                                              16.6
1997                                                                             21.17
1998                                                                             30.78
1999                                                                             23.55
2000                                                                             -3.39
2001                                                                             -5.83
2002                                                                             -7.22
2003                                                                             12.91
2004                                                                             10.96





------------------------------------------------------------
CLASS A SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                12/31/1998         18.31%
------------------------------------------------------------
  Worst Quarter:                3/31/2001         (5.87)%
------------------------------------------------------------



  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04(1)



-------------------------------------------------------------------------
                                                              10 YEAR OR
                                      1 YEAR      5 YEARS    INCEPTION(2)
-------------------------------------------------------------------------
  Class A
-------------------------------------------------------------------------
    Return before taxes                4.86%     (0.01)%        10.96%
-------------------------------------------------------------------------
    Return after taxes on
    distributions(3)                   4.52%      0.60%          9.43%
-------------------------------------------------------------------------
    Return after taxes on
    distributions and sales of fund
    shares(3)                          3.14%      0.36%          8.72%
-------------------------------------------------------------------------
  Class B                              5.35%      0.27%         10.26%
-------------------------------------------------------------------------
  Class C                              9.20%       N/A          10.06%
-------------------------------------------------------------------------
  S&P 500 Index
  (reflects no deduction for fees,
  expenses, or taxes)                 10.87%      2.30%         12.12%
-------------------------------------------------------------------------
  LBGC Index
  (reflects no deduction for fees,
  expenses, or taxes)                  4.19%      8.00%          7.81%
-------------------------------------------------------------------------



(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After-tax returns are presented for only one class and returns for other classes will vary.


(2) The fund commenced operations on 12/02/1994, Class B (10/1/1995) and Class C (11/11/2002).


(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.



NOTE: Prior to May 29, 2004, a different firm managed this fund and it had a different investment objective and employed different investment strategies; the performance set forth prior to that date is attributable to that firm.


(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


---------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)
                                                     CLASS OF SHARES
                                                     ---------------
                                               A(A)        B          C
---------------------------------------------------------------------------
 Maximum sales charge (load) imposed on        5.50%      None       None
 purchases (as a % of offering price)
---------------------------------------------------------------------------
 Maximum deferred sales charge (load) (as a
 percentage of purchase price or redemption   None(a)   5.00%(b)   1.00%(c)
 proceeds, whichever is lower)
---------------------------------------------------------------------------
 Redemption fee on shares held 5 trading
 days or less (as a percentage of amount       2.00%    2.00%      2.00%
 redeemed)
---------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(d)
                                                     CLASS OF SHARES
                                                     ---------------
                                                 A         B          C
---------------------------------------------------------------------------
 Management fees                               0.80%     0.80%      0.80%
 Distribution and service (12b-1) fees         0.35%     1.00%      1.00%
 Other expenses                                0.50%     0.41%      0.43%
---------------------------------------------------------------------------
                                                -------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES          1.65%     2.21%      2.23%
 EXPENSE REDUCTION(e)                          0.00%     0.00%      0.00%
                                                -------------------------
 NET OPERATING EXPENSES                        1.65%     2.21%      2.23%
---------------------------------------------------------------------------


(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.

(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year).

TA IDEX TRANSAMERICA BALANCED
--------------------------------------------------------------------------------

(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase.

(d) Projected annual fund operating expenses are based upon the fund's expenses for the fiscal year ended October 31, 2004, and the most current advisory fees and net operating expense limit.

(e) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI) through December 9, 2005, for expenses that exceed 1.45%, excluding 12b-1 fees. TFAI is entitled to reimbursement by the fund of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.45%.

EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $709      $1,042     $1,398      $2,397
    B(+)       $724      $  991     $1,285      $2,403
    C          $326      $  697     $1,195      $2,565
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $709      $1,042     $1,398      $2,397
    B(+)       $224      $  691     $1,185      $2,403
    C          $226      $  697     $1,195      $2,565
---------------------------------------------------------

(+) Examples for Class B shares assume conversion to Class A shares eight years after purchase.

    (QUESTION MARK ICON)
    ADDITIONAL INFORMATION
 ----------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

ADVISORY FEE:

AVERAGE DAILY NET ASSETS

First $250 million................................   0.80%
Over $250 million up to $500 million..............   0.75%
Over $500 million up to $1.5 billion..............   0.70%
Over $1.5 billion.................................  0.625%

For additional information about TFAI see the section entitled "Shareholder Information -- Investment Adviser" of this prospectus.

SUB-ADVISER:

   Transamerica Investment Management, LLC
   1150 South Olive Street, Suite 2700
   Los Angeles, California 90015

SUB-ADVISORY FEE:

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.35% of the first $250 million of average daily net assets; 0.325% over $250 million up to $500 million of average daily net assets; 0.30% over $500 million up to $1.5 billion; 0.25% of average daily net assets in excess of $1.5 billion, less 50% of any amount reimbursed pursuant to the fund's expense limitation.

PORTFOLIO MANAGER:

GARY U. ROLLE, CFA, President and Chief Investment Officer of TIM, is the Lead Equity Manager of the fund. Mr. Rolle also manages sub-advised funds and institutional separate accounts in the growth discipline. He joined Transamerica in 1967. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside and is a chartered Financial Analyst.

HEIDI Y. HU, CFA, Senior Vice President and Head of Fixed Income investments at TIM, is the Lead Fixed Income Manager of the fund. She also manages sub-advised funds and institutional separate accounts in the balanced and fixed income disciplines. Prior to joining Transamerica in 1998. Ms. Hu was fund Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.A. in economics from Lewis & Clark College. Ms. Hu is a Chartered Financial Analyst.

JEFFREY S. VAN HARTE, CFA, Senior Vice President and Head of Equity Investments at TIM, is a Portfolio Manager for the fund. He also manages sub-advised funds and institutional separate accounts in the large growth discipline. Prior to portfolio management responsibilities at TIM, Mr. Van Harte was a securities analyst and trader for Transamerica Investment Services. He joined Transamerica in 1980. Mr. Van Harte received a B.A. in finance from California State University at Fullerton and is a Chartered Financial Analyst.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

TA IDEX TRANSAMERICA BALANCED
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the fund's performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2004 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2004 Annual Report, which is available to you upon request.

                                                       CLASS A
                                  --------------------------------------------------
                                                 Year or Period Ended
                                  October 31,              October 31,(a)
                                  --------------------------------------------------
                                     2004        2003      2002      2001      2000
                                  -----------   -------   -------   -------   ------
Net Asset Value, Beginning of
 Period                              $17.43      $16.23    $17.31    $19.75   $18.96
Investment Operations:
 Net Investment Income (Loss)          0.14        0.19      0.29      0.37     0.25
 Net Realized and Unrealized
   Gain (Loss)                         1.08        1.21     (1.09)    (2.18)    1.03
 Total Operations                      1.22        1.40     (0.80)    (1.81)    1.28
                                  --------------------------------------------------
Distributions:
 From Net Investment Income           (0.12)      (0.20)    (0.28)    (0.35)   (0.24)
 From Net Realized Gains                  -           -         -     (0.28)   (0.25)
   Total Distributions                (0.12)      (0.20)    (0.28)    (0.63)   (0.49)
Net Asset Value, End of Period       $18.53      $17.43    $16.23    $17.31   $19.75
                                  ==================================================

Total Return(c)                        7.03%       8.71%    (4.72)%   (9.35)%   7.23%
Net Assets, End of Period
 (000's)                            $72,997     $89,335   $100,923  $126,369  $133,445
Ratio/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets(d)
   Net(e)                              1.70%       1.73%     1.68%     1.64%    1.67%
   Total(f)                            1.70%       1.73%     1.70%     1.66%    1.69%
 Net Investment Income (Loss) to
   Average Net Assets(d)               0.76%       1.13%     1.70%     1.96%    1.73%
 Portfolio Turnover Rate(g)             107%         69%       87%      114%      71%

                                                       CLASS B
                                  --------------------------------------------------
                                                 Year or Period Ended
                                  October 31,              October 31,(a)
                                  --------------------------------------------------
                                     2004        2003      2002      2001      2000
                                  -----------   -------   -------   -------   ------
Net Asset Value, Beginning of
 Period                              $17.39      $16.22    $17.30    $19.73   $18.95
Investment Operations:
 Net Investment Income (Loss)          0.04        0.08      0.18      0.25     0.21
 Net Realized and Unrealized
   Gain (Loss)                         1.08        1.18     (1.09)    (2.17)    1.03
 Total Operations                      1.12        1.26     (0.91)    (1.92)    1.24
                                  --------------------------------------------------
Distributions:
 From Net Investment Income           (0.04)      (0.09)    (0.17)    (0.23)   (0.21)
 From Net Realized Gains                  -           -         -     (0.28)   (0.25)
   Total Distributions                (0.04)      (0.09)    (0.17)    (0.51)   (0.46)
Net Asset Value, End of Period       $18.47      $17.39    $16.22    $17.30   $19.73
                                  ==================================================
Total Return(c)                        6.44%       7.84%    (5.31)%   (9.93)%   6.58%
Net Assets, End of Period
 (000's)                           $170,630     $199,472  $214,019  $243,387  $229,160
Ratio/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets(d)
   Net(e)                              2.26%       2.37%     2.33%     2.29%    2.32%
   Total(f)                            2.26%       2.37%     2.35%     2.31%    2.34%
 Net Investment Income (Loss) to
   Average Net Assets(d)               0.19%       0.48%     1.05%     1.31%    1.08%
 Portfolio Turnover Rate(g)             107%         69%       87%      114%      71%

                                             CLASS C*
                                  ------------------------------
                                       Year or Period Ended
                                  October 31,   October 31,(a,b)
                                  ------------------------------
                                     2004             2003
                                  -----------   ----------------
Net Asset Value, Beginning of
 Period                              $17.39          $16.22
Investment Operations:
 Net Investment Income (Loss)         (0.01)           0.08
 Net Realized and Unrealized
   Gain (Loss)                         1.11            1.18
 Total Operations                      1.10            1.26
                                  ------------------------------
Distributions:
 From Net Investment Income           (0.04)          (0.09)
 From Net Realized Gains                  -               -
   Total Distributions                (0.04)          (0.09)
Net Asset Value, End of Period       $18.45          $17.39
                                  ==============================
Total Return(c)                        6.33%           7.84%
Net Assets, End of Period
 (000's)                            $53,990          $4,354
Ratio/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets(d)
   Net(e)                              2.28%           2.38%
   Total(f)                            2.28%           2.39%
 Net Investment Income (Loss) to
   Average Net Assets(d)              (0.08)%          0.48%
 Portfolio Turnover Rate(g)             107%             69%

* Prior to March 1, 2004, Class C shares were known as Class L shares. Effective June 15, 2004, Class C2 shares merged into Class C shares; effective September 24, 2004, Class M shares merged into Class C shares.
(a) Per share information is calculated based on average number of shares outstanding for the periods ending 10/31/2001, 10/31/2002,10/31/2003 and 10/31/2004.
(b) The inception date for the offering of Class C shares was November 11, 2002.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.
(d) Annualized.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g)  Not annualized for periods of less than one year.

TA IDEX TRANSAMERICA VALUE BALANCED
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of TA IDEX Transamerica Value Balanced is preservation of capital and competitive investment returns.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve the fund's objective by investing fund assets principally in:

- income-producing common and preferred stocks

- debt obligations of U.S. issuers, some of which will be convertible into common stocks

- U.S. Treasury bonds, notes and bills

- money market instruments

- covered call options & put options

In selecting stocks, TIM focuses on quality, liquid, large capitalization stocks, using a "bottom-up" screening process to identify stocks that are statistically undervalued. TIM's ultimate goal is to choose stocks whose price has been driven down by a market that has "over-reacted" to perceived risks. With this approach, the fund seeks to achieve a dividend income yield higher than that of the Russell 1000 Value Index (Russell 1000), a widely recognized unmanaged index of market performance. The Russell 1000 measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

WHAT IS A "BOTTOM-UP" ANALYSIS?
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

TIM will seek to enhance returns in rising stock markets by increasing its allocation to equity, then seek to protect itself in falling stock markets by reducing equity exposure and shifting into fixed-income investments, as well as into money market instruments. However at all times the fund will hold at least 25% of its assets in non-convertible fixed income.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- PREFERRED STOCKS
These stocks come with a promise to pay a stated dividend. Their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

- CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

- FIXED INCOME SECURITIES
The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

 - fluctuations in market value
 - changes in interest rates; the value of a fixed income security generally decreases as interest rates rise
 - length of time to maturity; the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates
 - issuers defaulting on their obligations to pay interest or return principal

- OPTIONS
Investing in financial contracts such as options involve additional risks and costs. Risks include:

- Inaccurate market predictions which may result in losses instead of gains

- Prices may not match so the benefits of the transaction might be diminished and the fund may incur substantial losses

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

TA IDEX TRANSAMERICA VALUE BALANCED
--------------------------------------------------------------------------------

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.idexfunds.com 30 days after the end of each calendar quarter. Such information will remain online for six months.



- INVESTOR PROFILE

This fund may be appropriate for investors who want a combination of capital growth and income, and who can tolerate the risks associated with an actively-traded portfolio which shifts assets between equity and debt.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Lehman Brothers Aggregate Index (primary benchmark) and the Russell 1000 Value Index (Russell 1000 Value Index) which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Each index is a widely recognized unmanaged index of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitations of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.


YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES

[Bar Chart]                    ------------------

1996                                                                             13.16
1997                                                                             17.06
1998                                                                              6.87
1999                                                                             -6.61
2000                                                                             15.85
2001                                                                              0.01
2002                                                                            -14.23
2003                                                                             20.96
2004                                                                              9.92





------------------------------------------------------------
CLASS A SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                 6/30/2003          12.90%
------------------------------------------------------------
  Worst Quarter:                9/30/2002         (13.27)%
------------------------------------------------------------



  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04(1)



------------------------------------------------------------------------
                                                             LIFE OF
                                        1-YEAR    5 YEARS    FUND(2)
------------------------------------------------------------------------
  Class A
------------------------------------------------------------------------
    Return before taxes                  3.88%     4.54%      6.01%
------------------------------------------------------------------------
    Return after taxes on
    distributions(3)                     2.53%     3.25%      4.64%
------------------------------------------------------------------------
    Return after taxes on
    distributions and sales of fund
    shares(3)                            4.19%     3.29%      4.50%
------------------------------------------------------------------------
  Class B                                4.13%     4.86%      5.96%
------------------------------------------------------------------------
  Class C                                8.07%     N/A       15.04%
------------------------------------------------------------------------
  Lehman Brothers Aggregate Index
  (reflects no deduction for fees,
  expenses, or taxes)                    4.34%     7.71%      6.88%
------------------------------------------------------------------------
  Russell 1000 Value Index (reflects
  no deduction for fees, expenses,
  or taxes)                             16.49%     5.27%     11.83%
------------------------------------------------------------------------
  LBIGC Index (reflects no deduction
  for fees, expenses, or taxes)          3.04%     7.21%      6.50%
------------------------------------------------------------------------



(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After-tax returns are presented for only one class and returns for other classes will vary.


(2) The fund commenced operations on 10/01/1995. Class C shares commenced operations on November 11, 2002.


(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.



(DOLLAR ICON)

FEES AND EXPENSES
---------------------------------------------------------
The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


-----------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)
                                                     CLASS OF SHARES
                                                     ---------------
                                             A(A)         B            C
-----------------------------------------------------------------------------
 Maximum sales charge (load) imposed on      5.50%       None         None
 purchases (as a % of offering price)
-----------------------------------------------------------------------------
 Maximum deferred sales charge (load) (as
 a percentage of purchase price or          None(a)    5.00%(b)     1.00%(c)
 redemption proceeds, whichever is lower)
-----------------------------------------------------------------------------
 Redemption fee on shares held 5 trading
 days or less (as a percentage of amount     2.00%      2.00%        2.00%
 redeemed)
-----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(d)
                                                     CLASS OF SHARES
                                                     ---------------
                                               A          B            C*
-----------------------------------------------------------------------------
 Management fees                             0.75%      0.75%        0.75%
 Distribution and service (12b-1) fees       0.35%      1.00%        1.00%
 Other expenses                              0.53%      0.55%        0.64%
-----------------------------------------------------------------------------
                                               ---------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES(D)     1.63%      2.30%        2.39%
 EXPENSE REDUCTION                          (0.08)%    (0.10)%      (0.19)%
                                               ---------------------------
 NET OPERATING EXPENSES(E)                   1.55%      2.20%        2.20%
-----------------------------------------------------------------------------


(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.

(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year).

TA IDEX TRANSAMERICA VALUE BALANCED
--------------------------------------------------------------------------------

(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase.
(d) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended 10/31/04.
(e) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. through March 1, 2006 for expenses that exceed 1.20%, excluding 12b-1 fees.

EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $699      $1,029     $1,381      $2,370
    B(+)       $723      $1,009     $1,321      $2,460
    C          $323      $  727     $1,258      $2,712
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $699      $1,029     $1,381      $2,370
    B(+)       $223      $  709     $1,221      $2,460
    C          $223      $  727     $1,258      $2,712
---------------------------------------------------------

(+) Examples for Class B shares assume conversion to Class A shares eight years after purchase.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

ADVISORY FEE:

AVERAGE DAILY NET ASSETS
First $500 million...............................    0.75%
Over $500 million up to $1 billion...............    0.65%
Over $1 billion..................................    0.60%

   For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

   Transamerica Investment Management, LLC
   1150 South Olive Street, Suite 2700
   Los Angeles, California 90015

SUB-ADVISORY FEE:

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.35% of assets up to $500 million; 0.325% of assets over $500 million up to $1 billion; and 0.30% of assets over $1 billion, less 50% of any amount reimbursed pursuant to the fund's expense limitation.

PORTFOLIO MANAGERS:

JOHN C. RIAZZI, CFA (Lead Equity Portfolio Manager) is Chief Executive Officer and Portfolio Manager at TIM. Mr. Riazzi manages sub-advised funds and separate accounts in the value discipline. Prior to joining TIM in 2001, he was President and Chief Investment Officer for Dean Investment Associates. Mr. Riazzi holds a B.A. in economics from Kenyon College and is a Chartered Financial Analyst. He has 18 years of investment experience.

HEIDI Y. HU, CFA (Lead Fixed Income Portfolio Manager) is Senior Vice President and Head of Fixed Income Investments at TIM. Ms. Hu is the Lead Manager of the Transamerica Premier Balanced Fund and of the Transamerica Premier Bond Fund. She also manages sub-advised funds and institutional separate accounts in the balanced and fixed income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.A. in economics from Lewis & Clark College. Ms. Hu is a Chartered Financial Analyst.

GARY U. ROLLE, CFA (Portfolio Manager) is President and Chief Investment Officer of TIM. Mr. Rolle is the Co-Manager of the Transamerica Premier Balanced Fund and the Transamerica Premier Core Equity Fund. Mr. Rolle also manages sub-advised funds and institutional separate accounts in the growth discipline. He joined TIM in 1967. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside and is a Chartered Financial Analyst.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

TA IDEX TRANSAMERICA VALUE BALANCED

--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:


The Financial Highlights table is intended to help you understand the fund's performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2004 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2004 Annual Report, which is available to you upon request.


                                                        CLASS A
                                  ---------------------------------------------------
                                                 Year or Period Ended
                                  October 31,              October 31,(a,b)
                                  ---------------------------------------------------
                                     2004         2003      2002      2001      2000
                                  -----------   --------   -------   -------   ------
Net Asset Value, Beginning of
 Period                              $11.49        $9.69    $11.67    $12.75   $11.79
Investment Operations:
 Net Investment Income (Loss)          0.18         0.18      0.18      0.26     0.30
 Net Realized and Unrealized
   Gain (Loss)                         0.61         1.83     (1.65)    (0.51)    1.01
 Total Operations                      0.79         2.01     (1.47)    (0.25)    1.31
                                  ---------------------------------------------------
Distributions:
 From Net Investment Income           (0.17)       (0.21)    (0.16)    (0.26)   (0.35)
 From Net Realized Gains                  -            -     (0.35)    (0.57)       -
   Total Distributions                (0.17)       (0.21)    (0.51)    (0.83)   (0.35)
Net Asset Value, End of Period       $12.11       $11.49     $9.69    $11.67   $12.75
                                  ===================================================


Total Return(c)                        6.99%       21.04%   (13.20)%   (2.13)%  11.43%
Net Assets, End of Period
 (000's)                            $37,393      $11,832   $11,020   $13,880   $9,850
Ratio/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets(d)
   Net(e)                              1.55%        1.55%     1.55%     1.55%    1.55%
   Total(f)                            1.63%        2.20%     1.89%     1.95%    2.02%
 Net Investment Income (Loss) to
   Average Net Assets(d)               1.50%        1.75%     1.56%     2.04%    2.50%
 Portfolio Turnover Rate(g)             122%          50%       82%       50%      28%

                                                        CLASS B
                                  ---------------------------------------------------
                                                 Year or Period Ended
                                  October 31,              October 31,(a,b)
                                  ---------------------------------------------------
                                     2004        2003      2002      2001      2000
                                  -----------   -------   -------   -------   -------
Net Asset Value, Beginning of
 Period                              $11.46       $9.69    $11.66    $12.74    $11.78
Investment Operations:
 Net Investment Income (Loss)          0.10        0.11      0.11      0.18      0.23
 Net Realized and Unrealized
   Gain (Loss)                         0.61        1.80     (1.65)    (0.50)     1.01
 Total Operations                      0.71        1.91     (1.54)    (0.32)     1.24
                                  ---------------------------------------------------
Distributions:
 From Net Investment Income           (0.10)      (0.14)    (0.08)    (0.19)    (0.28)
 From Net Realized Gains                  -           -     (0.35)    (0.57)        -
   Total Distributions                (0.10)      (0.14)    (0.43)    (0.76)    (0.28)
Net Asset Value, End of Period       $12.07      $11.46     $9.69    $11.66    $12.74
                                  ===================================================
Total Return(c)                        6.23%      19.98%   (13.72)%   (2.74)%   10.76%
Net Assets, End of Period
 (000's)                            $29,409     $13,744   $12,038   $16,180    $9,193
Ratio/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets(d)
   Net(e)                              2.20%       2.20%     2.20%     2.20%     2.20%
   Total(f)                            2.30%       2.85%     2.54%     2.60%     2.67%
 Net Investment Income (Loss) to
   Average Net Assets(d)               0.81%       1.10%     0.91%     1.39%     1.85%
 Portfolio Turnover Rate(g)             122%         50%       82%       50%       28%

                                              CLASS C*
                                  ---------------------------------
                                        Year or Period Ended
                                  October 31,      October 31, (a,b)
                                  ---------------------------------
                                        2004              2003
                                  ----------------   --------------
Net Asset Value, Beginning of
 Period                                $11.46             $9.71
Investment Operations:
 Net Investment Income (Loss)            0.11              0.12
 Net Realized and Unrealized
   Gain (Loss)                           0.60              1.77
 Total Operations                        0.71              1.89
                                  ---------------------------------
Distributions:
 From Net Investment Income             (0.10)            (0.14)
 From Net Realized Gains                    -                 -
   Total Distributions                  (0.10)            (0.14)
Net Asset Value, End of Period         $12.07            $11.46
                                  =================================
Total Return(c)                          6.31%            19.73%
Net Assets, End of Period
 (000's)                              $14,285              $530
Ratio/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets(d)
   Net(e)                                2.20%             2.20%
   Total(f)                              2.39%             2.86%
 Net Investment Income (Loss) to
   Average Net Assets(d)                 0.78%             1.10%
 Portfolio Turnover Rate(g)               122%               50%


* Prior to March 1, 2004, Class C shares were known as Class L shares. Effective June 15, 2004, Class C2 shares merged into Class C shares; effective September 24, 2004, Class M shares merged into Class C shares.

(a) Per share information is calculated based on average number of shares outstanding for the periods ending 10/31/2001, 10/31/2002, 10/31/2003 and 10/31/2004.

(b) The inception date for Class C shares was November 11, 2002.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.
(d) Annualized.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g)  Not annualized for periods of less than one year.

TA IDEX FEDERATED TAX EXEMPT
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of TA IDEX Federated Tax Exempt is maximum current interest income exempt from federal income tax, consistent with preservation of capital.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, Federated Investment Management Company (Federated), seeks to achieve this objective by principally investing in a portfolio of tax exempt securities so that at least 80% of its annual interest income is exempt from federal regular income tax and alternate minimum tax (AMT). The fund invests primarily in long-term, investment grade, tax-exempt securities (Grade AAA, AA, A and BBB).

Up to 20% of the interest income from the fund's investments may be subject to the federal AMT.

Please see Appendix B for a description of bond ratings. Federated manages the fund's portfolio by seeking to manage the interest rate risk and credit risk assumed by the fund and to provide superior levels of after tax total return.

Federated considers a variety of factors in formulating its interest rate outlook, including the following: current and expected U.S. economic growth; current and expected interest rates and inflation; the Federal Reserve's current monetary policy; and supply and demand factors related to the municipal market and the effect they may have on the returns offered for various bond maturities.

Federated manages credit risk by performing a fundamental credit analysis on tax exempt securities before the fund purchases such securities. Federated considers various factors, including the following: the economic feasibility of revenue bond financing and general purpose financing; the financial condition of the issuer or guarantor; and political developments that may affect credit quality.

Federated monitors the credit risks of all portfolio securities on an ongoing basis by reviewing periodic financial data and ratings of nationally recognized ratings services.

Federated also will seek to further enhance after tax total return by engaging in a relative value analysis; that is, Federated will assess the cost of a tax exempt security compared with other tax exempt securities and taxable securities such as U.S. Treasury obligations. Federated may also allocate investments in sectors of the tax exempt market that offer the highest return. Finally, Federated will invest a portion of the fund's portfolio (no more than 20%) in tax exempt securities subject to AMT, which may offer higher returns.

Federated may also use credit enhancements and futures contracts, or other securities and investment strategies in pursuit of its investment objective.

Federated may use hedging to reduce specific risks. For example, to protect the fund against circumstances that would normally cause the fund's portfolio securities to decline in value, the fund may buy or sell futures contracts that would normally increase in value under the same circumstances. The fund may also attempt to lower the cost of hedging by using combinations of different futures contracts, or futures contracts and securities.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:

- MUNICIPAL OBLIGATIONS

 - their yields are usually lower than on similar, but taxable securities
 - the income may be subject to state and local taxes
 - the income may be a preference item for determining the federal alternative minimum tax
 - unrated municipal securities may be less liquid than rated securities
 - congress occasionally considers restricting or eliminating the federal tax exemption and may do so in the future
 - obligations could ultimately be federally taxable

- FIXED-INCOME SECURITIES
The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

 - fluctuations in market value
 - changes in interest rates: the value of a fixed income security generally decreases as interest rates rise
 - length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates
 - issuers defaulting on their obligations to pay interest or return principal

- DERIVATIVES
The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the investment manager, the fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the fund will be able to engage in these transactions to reduce exposure to other risks.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

TA IDEX FEDERATED TAX EXEMPT
--------------------------------------------------------------------------------

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.idexfunds.com 30 days after the end of each calendar quarter. Such information will remain online for six months.


- INVESTOR PROFILE
This fund may be appropriate for investors who seek high current federal tax-free income and are willing to tolerate the fluctuation in principal value associated with changes in interest rates. Yields on municipal obligations are typically lower than on similar taxable securities. Such investors will generally have higher taxable incomes.

The fund is not appropriate for tax-exempt retirement programs because they would receive no benefit from the tax-exempt nature of most of the fund's income.

[PERCENTAGE ICON]
PAST PERFORMANCE
---------------------------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Lehman Brothers Municipal Bond Index (LBMB Index) a widely recognized unmanaged index of market performance which is a broad measure of the municipal bond market with maturities of at least one year. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.


YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)


                                 CLASS A SHARES

                               ------------------
(BAR CHART)

1995                                                                             12.86
1996                                                                              3.89
1997                                                                             10.12
1998                                                                              4.58
1999                                                                             -6.25
2000                                                                             12.55
2001                                                                              2.76
2002                                                                              8.69
2003                                                                              5.30
2004                                                                              3.96





------------------------------------------------------------
CLASS A SHARES               QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:               3/31/1995           5.28%
------------------------------------------------------------
  Worst Quarter:              6/30/1999          (2.44)%
------------------------------------------------------------



  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04(1)



--------------------------------------------------------------------------
                                                              10 YEARS OR
                                      1 YEAR      5 YEARS    INCEPTION(2)
--------------------------------------------------------------------------
  Class A(3)
--------------------------------------------------------------------------
    Return before taxes              (0.98)%       5.56%         5.19%
--------------------------------------------------------------------------
    Return after taxes on
    distributions(4)                 (0.98)%       5.56%         5.05%
--------------------------------------------------------------------------
    Return after taxes on
    distributions and sales of fund
    shares(4)                          0.64%       5.32%         4.99%
--------------------------------------------------------------------------
  Class B(3)                         (1.75)%       5.74%         4.54%
--------------------------------------------------------------------------
  Class C                              2.16%         N/A         4.14%
--------------------------------------------------------------------------
  Class M                              1.49%       6.08%         5.31%
--------------------------------------------------------------------------
  LBMB Index (reflects no deduction
  for fees, expenses, or taxes)(4)     4.48%       7.20%         7.05%
--------------------------------------------------------------------------



(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After-tax returns are presented for only one class and returns for other classes will vary.


(2) Returns for Class B and Class C are from the inception of the class.


(3) Inception of: Class A (4/01/1985); Class B (10/01/1995); and Class C (11/11/2002).


(4) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.



(DOLLAR ICON)

FEES AND EXPENSES
---------------------------------------------------------
The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


-----------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)
                                              CLASS OF SHARES
                                              ---------------
                                A(A)         B            C            M
-----------------------------------------------------------------------------
 Maximum sales charge (load)
 imposed on purchases (as a %   4.75%       None         None        1.00%
 of offering price)
-----------------------------------------------------------------------------
 Maximum deferred sales
 charge (load) (as a
 percentage of purchase price  None(a)    5.00%(b)     1.00%(c)     1.00%(d)
 or redemption proceeds,
 whichever is lower)
-----------------------------------------------------------------------------
 Redemption fee on shares
 held 5 trading days or less    2.00%      2.00%        2.00%        2.00%
 (as a percentage of amount
 redeemed)
-----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(e)
                                              CLASS OF SHARES
                                              ---------------
                                  A          B            C            M
-----------------------------------------------------------------------------
 Management Fees                0.60%      0.60%        0.60%        0.60%
 Distribution and Service       0.35%      1.00%        1.00%        0.60%
 (12b-1) Fees
 Other Expenses                 0.43%      0.43%        0.73%        0.90%
                                   --------------------------------------
 Total Annual Fund Operating    1.38%      2.03%        2.33%        2.10%
 Expenses
 Expense Reduction(f)          (0.03)%    (0.03)%      (0.33)%      (0.50)%
                                   --------------------------------------
 Net Operating Expenses         1.35%      2.00%        2.00%        1.60%
-----------------------------------------------------------------------------


(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.

TA IDEX FEDERATED TAX EXEMPT
--------------------------------------------------------------------------------

(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year).
(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase.
(d) Purchases of Class M shares are subject to a 1% contingent deferred sales charge if redeemed within 18 months of purchase.
(e) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2004.
(f) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2006 for expenses that exceed 1.00%, excluding 12b-l fees.

EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $606       $888      $1,192      $2,051
    B(+)       $703       $934      $1,190      $2,189
    C          $303       $696      $1,215      $2,641
    M          $361       $704      $1,172      $2,468

----------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
----------------------------------------------------
SHARE CLASS  1 YEAR   3 YEARS   5 YEARS    10 YEARS
----------------------------------------------------
    A         $606     $888     $1,192      $2,051
    B(+)      $203     $634     $1,090      $2,189
    C         $203     $696     $1,215      $2,641
    M         $261     $704     $1,172      $2,468
----------------------------------------------------

(+) Examples for Class B shares assume conversion to Class A shares eight years after purchase.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

ADVISORY FEE:

All Average Daily Net Assets.....................    0.60%

   For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

   Federated Investment Management Company
   Federated Investment Tower
   Pittsburgh, Pennsylvania 15222-3779

SUB-ADVISORY FEE:

The Sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follow: 0.30% of the average daily net assets.

PORTFOLIO MANAGERS:

J. SCOTT ALBRECHT, CFA Mr. Albrecht joined Federated in 1989 and has been a senior portfolio manager since 1997. He has served as a Vice President of Federated since 1994. He also serves as co-manager of Federated's Municipal Securities Fund, Inc.

MARY JO OCHSON, CFA Ms. Ochson joined Federated in 1982 and has been a senior portfolio manager and Senior Vice President since 1996. From 1988 through 1995, Ms. Ochson served as a portfolio manager and vice president of Federated. She also serves as co-manager of Federated's Municipal Securities Fund, Inc.

TA IDEX FEDERATED TAX EXEMPT
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the fund's performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2004 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2004 Annual Report, which is available to you upon request.

                                                    CLASS A                                    CLASS B
                              ------------------------------------------------------------------------------------
                                             Year or Period Ended                        Year or Period Ended
                              October 31,              October 31,(a)               October 31,    October 31,(a)
                              ------------------------------------------------------------------------------------
                                 2004        2003      2002      2001      2000        2004        2003     2002
                              -----------   -------   -------   -------   -------   -----------   ------   -------
Net Asset Value, Beginning
 of Period                       $11.70      $11.51    $11.44    $10.91    $10.60     $11.69      $11.51    $11.44
Investment Operations:
 Net Investment Income
  (Loss)                           0.43        0.41      0.38      0.40      0.44       0.35        0.34      0.30
 Net Realized and Unrealized
  Gain (Loss)                      0.22        0.19      0.14      0.56      0.42       0.22        0.17      0.11
 Total Operations                  0.65        0.60      0.52      0.96      0.86       0.57        0.51      0.41
                              ------------------------------------------------------------------------------------
Distributions:
 From Net Investment Income       (0.45)      (0.41)    (0.45)    (0.43)    (0.44)     (0.37)      (0.33)    (0.34)
 From Net Realized Gains              -           -         -         -     (0.11)         -           -         -
  Total Distributions             (0.45)      (0.41)    (0.45)    (0.43)    (0.55)     (0.37)      (0.33)    (0.34)
Net Asset Value, End of
 Period                          $11.90      $11.70    $11.51    $11.44    $10.91     $11.89      $11.69    $11.51
                              ====================================================================================

Total Return(c)                    5.61%       5.26%     4.26%     8.99%     8.38%      4.93%       4.48%     3.63%
 Net Assets, End of Period
  (000's)                       $17,244     $18,948   $20,469   $23,190   $16,999     $7,597      $9,897   $12,019
Ratio/Supplemental Data:
 Ratio of Expenses to
  Average Net Assets(d)
  Net(e)                           1.35%       1.35%     1.35%     1.35%     1.35%      2.00%       2.00%     2.00%
  Total(f)                         1.38%       1.52%     1.46%     1.48%     1.68%      2.03%       2.17%     2.11%
 Net Investment Income
  (Loss) to Average Net
  Assets(d)                        3.63%       3.53%     3.63%     3.80%     4.14%      2.98%       2.88%     2.98%
 Portfolio Turnover Rate(g)          16%         22%       55%       35%       67%        16%         22%       55%

                                      CLASS B                    CLASS C*
                                 ---------------------------------------------------
                                 Year or Period Ended      Year or Period Ended
                                   October 31,(a)     October 31,   October 31,(a,b)
                                 ---------------------------------------------------
                                    2001      2000       2004             2003
                                   -------   ------   -----------   ----------------
Net Asset Value, Beginning
 of Period                          $10.90   $10.59     $11.69           $11.59
Investment Operations:
 Net Investment Income
  (Loss)                              0.34     0.37       0.35             0.33
 Net Realized and Unrealized
  Gain (Loss)                         0.56     0.42       0.22             0.10
 Total Operations                     0.90     0.79       0.57             0.43
                                   -------------------------------------------------
Distributions:
 From Net Investment Income          (0.36)   (0.37)     (0.37)           (0.33)
 From Net Realized Gains                 -    (0.11)         -                -
  Total Distributions                (0.36)   (0.48)     (0.37)           (0.33)
Net Asset Value, End of
 Period                             $11.44   $10.90     $11.89           $11.69
                                   =================================================
Total Return(c)                       8.32%    7.72%      4.95%            3.76%
 Net Assets, End of Period
  (000's)                           $6,276   $1,728     $4,924           $1,621
Ratio/Supplemental Data:
 Ratio of Expenses to
  Average Net Assets(d)
  Net(e)                              2.00%    2.00%      2.00%            2.00%
  Total(f)                            2.13%    2.33%      2.33%            2.17%
 Net Investment Income
  (Loss) to Average Net
  Assets(d)                           3.15%    3.49%      2.99%            2.88%
 Portfolio Turnover Rate(g)             35%      67%        16%              22%

                                                  CLASS M
                              -----------------------------------------------
                                           Year or Period Ended
                              October 31,            October 31,(a)
                              -----------------------------------------------
                                 2004        2003     2002     2001     2000
                              -----------   ------   ------   ------   ------
Net Asset Value, Beginning
 of Period                      $11.70      $11.51   $11.44   $10.91   $10.59
Investment Operations:
 Net Investment Income
  (Loss)                          0.40        0.38     0.36     0.40     0.42
 Net Realized and Unrealized
  Gain (Loss)                     0.21        0.19     0.09     0.53     0.42
 Total Operations                 0.61        0.57     0.45     0.93     0.84
                              -----------------------------------------------
Distributions:
 From Net Investment Income      (0.42)      (0.38)   (0.38)   (0.40)   (0.41)
 From Net Realized Gains             -           -        -        -    (0.11)
  Total Distributions            (0.42)      (0.38)   (0.38)   (0.40)   (0.52)
Net Asset Value, End of
 Period                         $11.89      $11.70   $11.51   $11.44   $10.91
                              ===============================================
Total Return(c)                   5.31%       5.00%    4.02%    8.73%    8.13%
 Net Assets, End of Period
  (000's)                       $1,382      $1,869   $2,878   $2,413   $2,014
Ratio/Supplemental Data:
 Ratio of Expenses to
  Average Net Assets(d)
  Net(e)                          1.60%       1.60%    1.60%    1.60%    1.60%
  Total(f)                        2.10%       1.77%    1.71%    1.73%    1.93%
 Net Investment Income
  (Loss) to Average Net
  Assets(d)                       3.38%       3.28%    3.38%    3.55%    3.89%
 Portfolio Turnover Rate(g)         16%         22%      55%      35%      67%

* Prior to March 1, 2004, Class C shares were known as Class L shares. Effective June 15, 2004, Class C2 shares merged into Class C shares.
(a) Per share information is calculated based on average number of shares outstanding for the periods ending 10/31/2001, 10/31/2002, 10/31/2003 and 10/31/2004.
(b) The inception date for Class C shares was November 11, 2002.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.
(d) Annualized.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g)  Not annualized for periods of less than one year.

TA IDEX PIMCO REAL RETURN TIPS
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of TA IDEX PIMCO Real Return TIPS is to seek maximum real return, consistent with preservation of real capital and prudent investment management.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, Pacific Investment Management Company, LLC (PIMCO), seeks to achieve this objective by investing principally in Treasury Inflation-Indexed Securities, also referred to as Treasury Inflation Protected Securities or "TIPS."

PIMCO invests, under normal circumstances, at least 80% of the fund's total assets in TIPS of varying maturities. Inflation protected indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers (CPI-U) as the inflation measure. "Real return" equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. The average portfolio duration of this fund normally varies within two years (plus or minus) of the duration of the Lehman Global Real: U.S. TIPS Index, which as of December 31, 2003 was 7.3 years. Additional inflation-protected investments may include inflation-indexed bonds issued by agencies of the U.S. Government, government-sponsored enterprises, non-U.S. governments, U.S. corporations and foreign companies.

Other investments may include mortgage-related securities, including stripped mortgage-related securities; and other fixed income securities, including corporate bonds and notes, asset-backed securities, money market instruments and derivative instruments and forward commitments relating to the above securities. For a discussion of these securities and others, please refer to the section entitled "Explanation of Strategies and Risks."

PIMCO invests the fund's assets primarily in investment grade debt securities, but may invest up to 10% of the assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 30% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The fund will normally hedge at least 75% of the fund's exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements. The fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

WHAT IS DURATION?
Duration is a weighed measure of the length of time a bond portfolio will repay its principal and interest. It is a calculation of the percentage change in the portfolio's value if interest rates move up or down in 1% increments. unlike maturity, duration takes into account interest payments that occur throughout the course of holding the bonds.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------

The fund is subject to the following principal investment risks:

- FIXED-INCOME SECURITIES
The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

 - fluctuations in market value
 - changes in interest rates: the value of a fixed income security generally decreases as interest rates rise
 - length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates
 - issuers defaulting on their obligations to pay interest or return principal

- INTEREST RATE CHANGES
Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. Inflation-protected debt securities may react to changes in "real" interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation.

Inflation protected debt securities tend to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise-when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

- FOREIGN SECURITIES
Investments in foreign securities including American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts (EDRs) involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include:

- changes in currency values
- currency speculation
- currency trading costs

TA IDEX PIMCO REAL RETURN TIPS
--------------------------------------------------------------------------------

- different accounting and reporting practices
- less information available to the public
- less (or) different regulation of securities markets
- more complex business negotiations
- less liquidity
- more fluctuations in prices
- delays in settling foreign securities transactions
- higher costs for holding shares (custodial fees)
- higher transaction costs
- vulnerability to seizure and taxes
- political instability and small markets
- different market trading days

- DERIVATIVES
The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the investment manager, the fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the fund will be able to engage in these transactions to reduce exposure to other risks.

- LEVERAGING RISK
Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a fund to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a fund's portfolio securities.

- HIGH-YIELD/HIGH-RISK SECURITIES
The risks may include; credit risk; greater vulnerability to economic changes; decline in market value in event of default; and less liquidity.

- HEDGING
The fund may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is ties to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a fund's currency exposure from one currency to another removes the fund's opportunity to profit from the original currency and involves a risk of increased losses for the fund if the sub-adviser's projection of future exchange rates is inaccurate.

- TAX CONSEQUENCES
Adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the fund's gross income. Please see the section title "Shareholder
Information -- Distribution and Taxes -- TA IDEX Real Return TIPS" in Shareholder Information.

- CPI-U MEASUREMENT RISK
The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods services.

- CREDIT RISK
The fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

- MARKET RISK
The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

- ISSUER RISK
The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

- LIQUIDITY RISK
Liquidity risk exists when particular investments are difficult to purchase or sell. The fund's investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price.

- MORTGAGE RISK
Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgages sooner than expected. This can reduce the returns of the fund because the fund will have to reinvest that money at the lower prevailing interest rates.

- CURRENCY RISK
When the fund invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the fund's investments in foreign currency-denominated securities may reduce the returns of the fund.

- NON-DIVERSIFICATION RISK
Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the fund is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

TA IDEX PIMCO REAL RETURN TIPS
--------------------------------------------------------------------------------

THIS FUND IS NON-DIVERSIFIED.

WHAT IS A NON-DIVERSIFIED FUND?
A "non-diversified" fund has the ability to take larger positions in a smaller number of issuers. To the extent a fund invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the fund may not have more than 25% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer with the exception of U.S. government securities and its agencies.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.


A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.idexfunds.com 30 days after the end of each calendar quarter. Such information will remain online for six months.


- INVESTOR PROFILE
This fund may be appropriate for investors who seek capital appreciation and income growth and are willing to tolerate the fluctuation in principal value associated with changes in interest rates.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's average annual returns for different periods compare to the returns of a broad measure or market performance, the Lehman Brothers Global Real U.S. TIPS Index (LBGR U.S. TIPS Index) a widely recognized unmanaged index of market performance which is an unmanaged market index made up of U.S. Treasury Inflation Linked Index securities. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total return for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitations of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.



YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)



                                 CLASS A SHARES

[Bar Chart]                    ------------------

2004                                                                             8.00





------------------------------------------------------------
CLASS A SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                 3/31/2004          5.23%
------------------------------------------------------------
  Worst Quarter:                6/30/2004         (3.10)%
------------------------------------------------------------



  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04(1)



-------------------------------------------------------------------
                                                           LIFE OF
                                                1 YEAR     FUND(2)
-------------------------------------------------------------------
  Class A
-------------------------------------------------------------------
    Return before taxes                          2.87%      3.50%
-------------------------------------------------------------------
    Return after taxes on distributions(3)       1.22%      2.18%
-------------------------------------------------------------------
    Return after taxes on distributions and
    sales of fund shares(3)                      1.84%      2.21%
-------------------------------------------------------------------
  Class B                                        2.74%      3.72%
-------------------------------------------------------------------
  Class C                                        6.23%      5.54%
-------------------------------------------------------------------
  LBGR U.S. TIPS Index (reflects no deduction
  for fees, expenses, or taxes)                  8.46%      6.60%
-------------------------------------------------------------------



(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After-tax returns are presented for only one class and returns for other classes will vary.


(2) The fund commenced operations on March 1, 2003.


(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

TA IDEX PIMCO REAL RETURN TIPS
--------------------------------------------------------------------------------

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

-----------------------------------------------------------------------------
         SHAREHOLDER FEES (fees paid directly from your investment)
                                                     CLASS OF SHARES
                                                     ---------------
                                                A           B           C
-----------------------------------------------------------------------------
 Maximum sales charge (load) imposed on       4.75%       None        None
 purchases (as a % of offering price)
-----------------------------------------------------------------------------
 Maximum deferred sales charge (load) (as a
 percentage of purchase price or redemption  None(a)    5.00%(b)    1.00%(c)
 proceeds, whichever is lower)
-----------------------------------------------------------------------------
 Redemption fee on shares held 5 trading
 days or less (as a percentage of amount      2.00%       2.00%       2.00%
 redeemed)
-----------------------------------------------------------------------------
       ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(d)
                                                     CLASS OF SHARES
                                                     ---------------
                                                A           B          C*
-----------------------------------------------------------------------------
 Management fees                              0.70%       0.70%       0.70%
 Distribution and service (12b-1) fees        0.35%       1.00%       1.00%
 Other expenses                               0.10%       0.12%       0.12%
-----------------------------------------------------------------------------
                                                --------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES         1.15%       1.82%       1.82%
 EXPENSE REDUCTION(E)                         0.00%       0.00%       0.00%
                                                --------------------------
 NET OPERATING EXPENSES                       1.15%       1.82%       1.82%
-----------------------------------------------------------------------------

(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.
(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year).
(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase.

(d) Projected annual fund operating expenses are based on the fund's expenses for the fiscal period ended 10/31/04 and the current contractual advisory fees.

(e) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2006 for expenses that exceed 1.30%, excluding 12b-1 fees. TFAI is entitled to reimbursement by the fund of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.30%.

EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

-------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
-------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS    10 YEARS
-------------------------------------------------------
     A         $587       $823      $1,078     $1,806
   B(+)        $685       $873      $1,085     $1,962
     C         $285       $573      $  985     $2,137
-------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
-------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS    10 YEARS
-------------------------------------------------------
     A         $587       $823      $1,078     $1,806
   B(+)        $185       $573      $  985     $1,962
     C         $185       $573      $  985     $2,137
-------------------------------------------------------

(+) Examples for Class B shares assume conversion to Class A shares eight years after purchase.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

ADVISORY FEE:

First $250 million...............................    0.70%
Over $250 million up to $750 million.............    0.65%
Over $750 million................................    0.60%

   For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

   Pacific Investment Management Company LLC
   840 Newport Center Drive
   Newport Beach, California 92660

SUB-ADVISORY FEE:

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.25% of average daily net assets.

PORTFOLIO MANAGER:

JOHN B. BRYNJOLFSSON, CFA, managing director, portfolio manager, joined PIMCO in 1989. Prior to joining PIMCO, he was associated with Charles River Associates and JP Morgan Securities. Mr. Brynjolfsson has eighteen years of investment experience and is co-author of Inflation-Projection Bonds and co-editor of The Handbook of Inflation-Indexed Bonds. He holds a bachelor's degree in physics and mathematics from Columbia College and an MBA from the Sloan School of Management.

PIMCO has provided investment advisory services since 1971.

TA IDEX PIMCO REAL RETURN TIPS
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the fund's performance for as long as it has been operating. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2004 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2004 Annual Report, which is available to you upon request.

                                                       CLASS A                          CLASS B
                                            ---------------------------------------------------------------
                                                 Year or Period Ended             Year or Period Ended
                                            October 31,   October 31,(a,b)   October 31,   October 31,(a,b)
                                            ---------------------------------------------------------------
                                               2004             2003            2004             2003
                                            -----------   ----------------   -----------   ----------------
Net Asset Value, Beginning of Period           $10.10           $10.00          $10.08          $10.00
Investment Operations:
 Net Investment Income (Loss)                    0.02             0.14           (0.02)           0.09
 Net Realized and Unrealized Gain (Loss)         0.76             0.07            0.75            0.08
   Total Operations                              0.78             0.21            0.73            0.17
                                            ---------------------------------------------------------------
Distributions:
 From Net Investment Income                     (0.02)           (0.11)          (0.01)          (0.09)
 From Net Realized Gains                        (0.38)               -           (0.38)              -
   Total Distributions                          (0.40)           (0.11)          (0.39)          (0.09)
Net Asset Value, End of Period                 $10.48           $10.10          $10.42          $10.08
                                            ===============================================================
Total Return(c)                                  7.94%            2.09%           7.51%           1.72%
Net Assets, End of Period (000's)            $330,282          $36,531          $7,496          $3,194
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                        1.15%            1.65%           1.51%           2.30%
   Total(f)                                      1.15%            2.03%           1.51%           2.68%
 Net Investment Income (Loss) to Average
   Net Assets(d)                                 0.20%            2.07%          (0.20)%          1.42%
 Portfolio Turnover Rate(g)                     1,438%             480%          1,438%            480%

                                                       CLASS C*
                                            ------------------------------
                                                 Year or Period Ended
                                            October 31,   October 31,(a,b)
                                            ------------------------------
                                               2004             2003
                                            -----------   ----------------
Net Asset Value, Beginning of Period           $10.08          $10.00
Investment Operations:
 Net Investment Income (Loss)                   (0.06)           0.09
 Net Realized and Unrealized Gain (Loss)         0.76            0.08
   Total Operations                              0.70            0.17
                                            ------------------------------
Distributions:
 From Net Investment Income                     (0.01)          (0.09)
 From Net Realized Gains                        (0.38)              -
   Total Distributions                          (0.39)          (0.09)
Net Asset Value, End of Period                 $10.39          $10.08
                                            ==============================
Total Return(c)                                  7.20%           1.72%
Net Assets, End of Period (000's)              $6,601          $3,148
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                        1.87%           2.30%
   Total(f)                                      1.87%           2.68%
 Net Investment Income (Loss) to Average
   Net Assets(d)                                (0.52)%          1.42%
 Portfolio Turnover Rate(g)                     1,438%            480%

* Prior to March 1, 2004, Class C shares were known as Class L shares. Effective June 15, 2004, Class C2 shares merged into Class C shares; effective September 24, 2004, Class M shares merged into Class C shares.
(a) Per share information is calculated based on average number of shares outstanding.
(b) Commenced operations on March 1, 2003.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.
(d) Annualized.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g) Not annualized for periods of less than one year.

TA IDEX PIMCO TOTAL RETURN
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of TA IDEX PIMCO Total Return is to seek maximum total return consistent with preservation of capital and prudent investment management.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, Pacific Investment Management Company LLC (PIMCO), seeks to achieve this objective by investing principally in:

- fixed-income securities

PIMCO invests under normal circumstances, at least 65% of the fund's assets in a diversified portfolio of fixed income securities of varying maturities. The average duration of this fund normally varies within a three- to six-year time frame based on PIMCO's forecast for interest rates. For a discussion of fixed income securities, please see the section entitled "Explanation of Strategies and Risks."

PIMCO invests the fund's assets primarily in investment grade debt securities, but may invest up to 10% of the assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 30% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The fund will normally hedge at least 75% of the fund's exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the fund consists of income earned on the fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:

- FIXED-INCOME SECURITIES
The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

- fluctuations in market value

- changes in interest rates: the value of a fixed income security generally decreases as interest rates rise

- length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

- issuers defaulting on their obligations to pay interest or return principal

- DERIVATIVES
The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the investment manager, the fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the fund will be able to engage in these transactions to reduce exposure to other risks.

- MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the fund may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which is not so secured.

The fund's investments in mortgage-related securities also are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the fund to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated.

- FOREIGN SECURITIES
Investments in foreign securities including American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to

TA IDEX PIMCO TOTAL RETURN
--------------------------------------------------------------------------------

which U.S. and foreign issuer markets are subject. These risks include:

 - changes in currency values
 - currency speculation
 - currency trading costs
 - different accounting and reporting practices
 - less information available to the public
 - less (or different) regulation of securities markets
 - more complex business negotiations
 - less liquidity
 - more fluctuations in prices
 - delays in settling foreign securities transactions
 - higher costs for holding shares (custodial fees)
 - higher transaction costs
 - vulnerability to seizure and taxes
 - political instability and small markets
 - different market trading days

- HEDGING
The fund may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a fund's currency exposure from one currency to another removes the fund's opportunity to profit from the original currency and involves a risk of increased losses for the fund if the sub-adviser's projection of future exchange rates is inaccurate.

- LEVERAGING RISK
Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a fund to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a fund's portfolio securities.


YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.idexfunds.com 30 days after the end of each calendar quarter. Such information will remain online for six months.


- INVESTOR PROFILE
This fund may be appropriate for investors who seek capital appreciation and income growth and are willing to tolerate the fluctuation in principal value associated with changes in interest rates.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's average annual returns for different periods compare to the returns of a broad measure of market performance, the Lehman Brothers Aggregate Bond Index (LBABI Index) a widely recognized unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total return for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitations of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.


YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)


                                 CLASS A SHARES

                               ------------------

(Bar Chart)

2003                                                                             4.48
2004                                                                             3.79

                                       110
TA IDEX PIMCO TOTAL RETURN
--------------------------------------------------------------------------------





------------------------------------------------------------
CLASS A SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                9/30/2004           2.69%
------------------------------------------------------------
  Worst Quarter:               6/30/2004          (2.51)%
------------------------------------------------------------



  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04(1)



--------------------------------------------------------------------
                                                          LIFE OF
                                            1 YEAR        FUND(2)
--------------------------------------------------------------------
  Class A
--------------------------------------------------------------------
    Return before taxes                    (1.14)%         3.53%
--------------------------------------------------------------------
    Return after taxes on
    distributions(3)                       (2.35)%         2.21%
--------------------------------------------------------------------
    Return after taxes on distributions
    and sales of fund shares(3)            (0.50)%         2.28%
--------------------------------------------------------------------
  Class B                                  (1.79)%         3.72%
--------------------------------------------------------------------
  Class C                                   1.89%          4.02%
--------------------------------------------------------------------
  LBABI Index (reflects no deduction
  for fees, expenses, or taxes)             4.34%          5.89%
--------------------------------------------------------------------



(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After-tax returns are presented for only one class and returns for other classes will vary.


(2) The fund commenced operations on March 1, 2002. Class C shares commenced operations on November 11, 2002.


(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

TA IDEX PIMCO TOTAL RETURN
--------------------------------------------------------------------------------


(DOLLAR ICON)

FEES AND EXPENSES
---------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


-------------------------------------------------------------------------
       SHAREHOLDER FEES (fees paid directly from your investment)
                                                   CLASS OF SHARES
                                                   ---------------
                                             A(A)        B          C
-------------------------------------------------------------------------
 Maximum sales charge (load) imposed on      4.75%      None       None
 purchases (as a % of offering price)
-------------------------------------------------------------------------
 Maximum deferred sales charge (load) (as
 a percentage of purchase price or          None(a)   5.00%(b)   1.00%(c)
 redemption proceeds, whichever is lower)
-------------------------------------------------------------------------
 Redemption fee on shares held 5 trading
 days or less (as a percentage of amount     2.00%     2.00%      2.00%
 redeemed)
-------------------------------------------------------------------------
     ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(d)
                                                   CLASS OF SHARES
                                                   ---------------
                                               A         B          C*
-------------------------------------------------------------------------
 Management fees                             0.70%     0.70%      0.70%
 Distribution and service (12b-1) fees       0.35%     1.00%      1.00%
 Other expenses                              0.29%     0.22%      0.39%
-------------------------------------------------------------------------
                                                ---------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES        1.34%     1.92%      2.09%
 EXPENSE REDUCTION(e)                        0.00%     0.00%      0.00%
                                                ---------------------
 NET OPERATING EXPENSES                      1.34%     1.92%      2.09%
-------------------------------------------------------------------------



(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.


(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year).


(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase.


(d) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended 10/31/04.


(e) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2006 for expenses that exceed 1.30%, excluding 12b-1 fees. TFAI is entitled to reimbursement by the fund of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.30%.


EXAMPLE

This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.



---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $605       $879      $1,174      $2,011
    B(+)       $695       $903      $1,137      $2,093
    C          $312       $655      $1,124      $2,421
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $605       $879      $1,174      $2,011
    B(+)       $195       $603      $1,037      $2,093
    C          $212       $655      $1,124      $2,421
---------------------------------------------------------


(+) Examples for Class B shares assume conversion to Class A shares eight years after you purchase them.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:


   Transamerica Fund Advisors, Inc. (TFAI)

   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202


ADVISORY FEE:



First $250 million.............................     0.70%
Over $250 million up to $750 million...........     0.65%
Over $750 million..............................     0.60%



   For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.


SUB-ADVISER:

   Pacific Investment Management Company LLC
   840 Newport Center Drive
   Newport Beach, California 92550


SUB-ADVISORY FEE:



The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.25% of average daily net assets.

TA IDEX PIMCO TOTAL RETURN
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS:


PACIFIC INVESTMENT MANAGEMENT COMPANY LLC (PIMCO). Mohamed El-Erian is responsible for the day-to-day management of the portfolio's assets. William H. Gross heads PIMCO's investment committee, which is responsible for the development of major investment themes and which sets targets for various portfolio characteristics in accounts managed by PIMCO, including the portfolio.



MOHAMED EL-ERIAN Dr. El-Erian is a Managing Director and a senior member of PIMCO's portfolio management and investment strategy group as well as head of the firm's emerging market portfolio management team. He joined the firm in May 1999, having being associated with Salomon Smith Barney/Citibank in London where he was managing director heading the emerging markets economic research team. Dr. El-Erian previously spent 15 years with the IMF, leading policy work on debt and country issues. He has published widely on international economic topics. In March of 2000, Dr. El-Erian was voted one of the "Ten Most Important Executives in LatAm Borrowing" in the poll conducted by Emerging Markets. In February 2003, PIMCO was awarded Global Investor's Award for Investment Excellence in Emerging Market Debt, and in June of 2003 Mohamed was included in Fortune Magazine's article entitled "The Real Mutual Fund Dream Team." He holds doctorate and master's degrees in economics from Oxford University, having completed his undergraduate degree at Cambridge University. Dr. El-Erian has served on several boards, including the Emerging Market Traders Association (EMTA) and the Emerging Markets Creditors Association (EMCA). He is also a member of the IMF's Capital Markets Consultative Group.



WILLIAM H. GROSS, CFA, managing director and chief investment officer, was a founding partner of PIMCO in 1971. Mr. Gross has over 30 years of investment experience and is the author of Bill Gross on Investing. Mr. Gross has an MBA from UCLA Graduate School of Business.

TA IDEX PIMCO TOTAL RETURN
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the fund's performance for as long as it has been operating. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2004 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2004 Annual Report, which is available to you upon request.

                                             CLASS A                           CLASS B                          CLASS C*
                                  -------------------------------------------------------------------------------------------------
                                       Year or Period Ended             Year or Period Ended              Year or Period Ended
                                  October 31,   October 31,(a,b)   October 31,   October 31,(a,b)    October 31,   October 31,(a,b)
                                  -------------------------------------------------------------------------------------------------
                                     2004        2003      2002       2004        2003      2002        2004             2003
                                  -----------   -------   ------   -----------   -------   -------   -----------   ----------------
Net Asset Value, Beginning of
 Period                              $10.52      $10.32   $10.00      $10.51      $10.32    $10.00      $10.51           $10.38
Investment Operations:
 Net Investment Income (Loss)          0.12        0.20     0.13        0.07        0.13      0.09        0.04             0.13
 Net Realized and Unrealized
   Gain (Loss)                         0.36        0.39     0.28        0.36        0.38      0.29        0.38             0.32
 Total Operations                      0.48        0.59     0.41        0.43        0.51      0.38        0.42             0.45
                                  -------------------------------------------------------------------------------------------------
Distributions:
 From Net Investment Income           (0.14)      (0.25)   (0.09)      (0.08)      (0.18)    (0.06)      (0.08)           (0.18)
 From Net Realized Gains              (0.38)      (0.14)       -       (0.38)      (0.14)        -       (0.38)           (0.14)
   Total Distributions                (0.52)      (0.39)   (0.09)      (0.46)      (0.32)    (0.06)      (0.46)           (0.32)
Net Asset Value, End of Period       $10.48      $10.52   $10.32      $10.48      $10.51    $10.32      $10.47           $10.51
                                  -------------------------------------------------------------------------------------------------

Total Return(c)                        4.78%       5.88%    4.13%       4.30%       5.08%     3.80%       4.10%            4.47%
 Net Assets, End of Period
   (000's)                         $106,366     $56,452   $40,767    $28,219     $34,547   $30,909     $12,850           $5,231
Ratio/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets(d)
   Net(e)                              1.34%       1.43%    1.65%       1.92%       2.08%     2.30%       2.09%            2.08%
   Total(f)                            1.34%       1.43%    1.81%       1.92%       2.08%     2.46%       2.09%            2.08%
 Net Investment Income (Loss) to
   Average Net Assets(d)               1.19%       1.91%    2.28%       0.64%       1.26%     1.63%       0.41%            1.25%
 Portfolio Turnover Rate(g)             385%        326%     240%        385%        326%      240%        385%             326%

* Prior to March 1, 2004, Class C shares were known as Class L shares. Effective June 15, 2004, Class C2 shares merged into Class C shares; effective September 24, 2004, Class M shares merged into Class C shares.
(a) Per share information is calculated based on average number of shares outstanding.
(b) TA IDEX PIMCO Total Return commenced operations on March 1, 2002. The inception date for the offering of Class C shares was November 11, 2002.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.
(d) Annualized.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expense to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g) Not annualized for periods of less than one year.

TA IDEX TRANSAMERICA CONSERVATIVE HIGH-YIELD BOND
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of TA IDEX Transamerica Conservative High-Yield Bond is to seek a high level of current income by investing in high-yield debt securities.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, AEGON USA Investment Management, LLC (AUIM), seeks to achieve this objective by principally investing at least 80% of fund assets in a diversified portfolio of:

-fixed-income securities including investment grade bonds and high-yield/high risk bonds (commonly know as "junk bonds")

When investing in rated securities, the fund buys those rated B or better by Moody's or S&P. When investing in rated commercial paper, the fund buys those rated Prime-2 or better by Moody's or A-2 or better by S&P. The fund may invest in unrated securities which, in AUIM's judgment, are of equivalent quality. If the rated securities held by the fund are downgraded, AUIM will consider whether to keep these securities.

Please see Appendix B for a description of bond ratings.

AUIM's strategy is to achieve yields as high as possible while managing risk. AUIM uses a "top-down/bottom-up" approach in managing the fund's assets. The "top-down" approach is to adjust the risk profile of the fund. AUIM analyzes four factors that affect the movement of fixed-income bond prices which include: economic indicators; technical indicators that are specific to the high-yield market; investor sentiment and valuation. Analysis of these factors assists AUIM in its decisions regarding the fund's portfolio allocations.

AUIM has developed a proprietary credit model that is the foundation of its "bottom-up" analysis. The model tracks historical cash flow numbers and calculates credit financial ratios. Because high-yield companies are of higher financial risk, AUIM does a thorough credit analysis of all companies in the fund's portfolio, as well as all potential acquisitions.

Each potential buy and sell candidate is analyzed by AUIM from both the "top-down" and "bottom-up" strategies. An industry may look attractive in one area, but not the other. They can review the results of their analysis and decide whether or not to proceed with a transaction.

WHAT IS A "BOTTOM-UP" ANALYSIS?
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

WHAT IS A "TOP-DOWN" APPROACH?
When using a "top-down" approach, the fund manager looks first at broad market factors, and on the basis of those market factors, chooses certain sectors, or industries within the overall market. The manager then looks at individual companies within those sectors or industries.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

AUIM may sell fund securities when it determines there are changes in economic indicators, technical indicators or valuation.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:

- FIXED-INCOME SECURITIES
The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

- fluctuations in market value

- changes in interest rates: the value of a fixed income security generally decreases as interest rates rise

- length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

- issuers defaulting on their obligations to pay interest or return principal

- HIGH-YIELD/HIGH-RISK SECURITIES
The risks may include; credit risk; greater vulnerability to economic changes; decline in market value in event of default; and less liquidity.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Full Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.idexfunds.com 30 days after the end of each calendar quarter. Such information will remain online for six months.

- INVESTOR PROFILE
This fund may be appropriate for investors who seek high current income and are willing to tolerate the fluctuation in principal value associated with changes in interest rates.

TA IDEX TRANSAMERICA CONSERVATIVE HIGH-YIELD BOND
--------------------------------------------------------------------------------

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------

The bar chart and the table on the next page provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Merrill Lynch High Yield Cash Pay Index (Merrill Lynch Index) a widely recognized unmanaged index of market performance which is a market-value-weighted index of all domestic and Yankee high-yield bonds. Issues included in the index have maturities of one year or more and have a credit rating lower than Baa3/BBB, but are not in default. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitations of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.


The bar chart and table assume reinvestment of dividends and capital gains distributions. As with all mutual funds, past performance is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES

(BAR GRAPH)                    ------------------

1995                                                                             18.43
1996                                                                              9.45
1997                                                                             11.53
1998                                                                              4.33
1999                                                                             -0.34
2000                                                                              4.18
2001                                                                              4.36
2002                                                                             -1.66
2003                                                                             20.12
2004                                                                              7.09





------------------------------------------------------------
CLASS A SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                 6/30/2003          7.12%
------------------------------------------------------------
  Worst Quarter:                6/30/2002         (2.82)%
------------------------------------------------------------



  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04(1)



-------------------------------------------------------------------------
                                                             10 YEARS OR
                                      1 YEAR      5 YEARS    INCEPTION(2)
-------------------------------------------------------------------------
  Class A(3)
-------------------------------------------------------------------------
    Return before taxes                2.00%       5.55%        7.01%
-------------------------------------------------------------------------
    Return after taxes on
    distributions(4)                   0.00%       2.88%        4.07%
-------------------------------------------------------------------------
    Return after taxes on
    distributions and sales of fund
    shares(4)                          1.24%       3.04%        4.15%
-------------------------------------------------------------------------
  Class B(3)                           1.48%       5.75%        5.81%
-------------------------------------------------------------------------
  Class C                              5.37%        N/A        13.32%
-------------------------------------------------------------------------
  Merrill Lynch Index (reflects no
  deduction for fees, expenses, or
  taxes)(4)                           10.76%       7.31%        8.46%
-------------------------------------------------------------------------



(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.


(2) Returns for Class B and C are from the inception of the class.


(3) Inception for: Class A and Merrill Lynch (6/14/85); Class B (10/1/1995).


(4) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.



(DOLLAR ICON)

FEES AND EXPENSES
---------------------------------------------------------
The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


-----------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)
                                                   CLASS OF SHARES
                                                   ---------------
                                               A(A)        B         C
-----------------------------------------------------------------------------
 Maximum sales charge (load) on purchases      4.75%      None     None
 (as a % of offering price)
-----------------------------------------------------------------------------
 Maximum deferred sales charge (load) (as a
 percentage of purchase price or redemption   None(a)   5.00%(b)   1.00%(c)
 proceeds, whichever is lower)
-----------------------------------------------------------------------------
 Redemption fee on shares held 5 trading
 days or less (as a percentage of amount       2.00%     2.00%     2.00%
 redeemed)
-----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(d)
                                                   CLASS OF SHARES
                                                   ---------------
                                                 A         B        C*
-----------------------------------------------------------------------------
 Management fees                               0.60%     0.60%     0.60%
 Distribution and service (12b-1) fees         0.35%     1.00%     1.00%
 Other expenses                                0.13%     0.12%     0.18%
-----------------------------------------------------------------------------
                                                 -------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES          1.08%     1.72%     1.78%
 EXPENSE REDUCTION(E)                          0.00%     0.00%     0.00%
                                                ----------------------
 NET OPERATING EXPENSES                        1.08%     1.72%     1.78%
-----------------------------------------------------------------------------


(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.

(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year).


(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase.


(d) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2004.


(e) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2006 for expenses that exceed 1.25%, excluding 12b-1 fees.

TA IDEX TRANSAMERICA CONSERVATIVE HIGH-YIELD BOND
--------------------------------------------------------------------------------

EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $580       $802      $1,042      $1,730
    B(+)       $675       $842      $1,033      $1,861
    C          $281       $560      $  964      $2,095
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $580       $802      $1,042      $1,730
    B(+)       $175       $542      $  933      $1,861
    C          $181       $560      $  964      $2,095
---------------------------------------------------------

(+) Examples for Class B shares assume conversion to Class A shares eight years after purchase.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

ADVISORY FEE:

    First $400 million...........................     0.60%
    Over $400 million up to $750 million.........    0.575%
    Over $750 million............................     0.55%

   For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

   AEGON USA Investment Management, LLC
   4333 Edgewood Road NE
   Cedar Rapids, Iowa 52499

SUB-ADVISORY FEE:

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.30% of assets up to $400 million; 0.25% over $400 million up to $750 million; and 0.20% in excess of $750 million.

PORTFOLIO MANAGERS:

DAVID R. HALFPAP, CFA, has served as manager of this fund since its inception. He has been employed by AUIM since 1975 and currently is a senior vice president.

BRADLEY J. BEMAN, CFA, became a co-manager of this fund in August 1998. He joined AUIM in 1988 after working in various capacities with AEGON USA, Inc. and Life Investors Insurance Company of America.

AUIM has provided investment advisory services to various clients since 1989.

TA IDEX TRANSAMERICA CONSERVATIVE HIGH-YIELD BOND
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the fund's performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2004 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2004 Annual Report, which is available to you upon request.

                                                                  CLASS A
                                            ----------------------------------------------------
                                                            Year or Period Ended
                                            October 31,               October 31,(a)
                                            ----------------------------------------------------
                                               2004         2003      2002      2001      2000
                                            -----------   --------   -------   -------   -------
Net Asset Value, Beginning of Period            $9.08        $7.93     $9.26     $9.24     $9.67
Investment Operations:
 Net Investment Income (Loss)                    0.52         0.57      0.57      0.72      0.69
 Net Realized and Unrealized Gain (Loss)         0.29         1.16     (1.31)     0.01     (0.37)
 Total Operations                                0.81         1.73     (0.74)     0.73      0.32
                                            ====================================================
Distributions:
 From Net Investment Income                     (0.52)       (0.58)    (0.59)    (0.71)    (0.69)
 From Net Realized Gains                            -            -         -         -     (0.06)
   Total Distributions                          (0.52)       (0.58)    (0.59)    (0.71)    (0.75)
Net Asset Value, End of Period                  $9.37        $9.08     $7.93     $9.26     $9.24
                                            ====================================================

Total Return(c)                                  9.23%       22.74%    (8.48)%    8.12%     3.37%
Net Assets, End of Period (000's)            $309,223     $193,708   $60,332   $50,755   $49,259
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                        1.08%        1.22%     1.35%     1.41%     1.36%
   Total(f)                                      1.08%        1.22%     1.35%     1.41%     1.36%
 Net Investment Income (Loss) to Average
   Net Assets(d)                                 5.67%        6.57%     6.61%     7.35%     7.34%
 Portfolio Turnover Rate(g)                        49%          46%       64%       16%       11%

                                                                  CLASS B
                                            ---------------------------------------------------
                                                           Year or Period Ended
                                            October 31,              October 31,(a)
                                            ---------------------------------------------------
                                               2004        2003      2002      2001      2000
                                            -----------   -------   -------   -------   -------
Net Asset Value, Beginning of Period            $9.08       $7.93     $9.26     $9.24     $9.67
Investment Operations:
 Net Investment Income (Loss)                    0.46        0.51      0.52      0.57      0.63
 Net Realized and Unrealized Gain (Loss)         0.29        1.17     (1.32)     0.10     (0.37)
 Total Operations                                0.75        1.68     (0.80)     0.67      0.26
                                            ===================================================
Distributions:
 From Net Investment Income                     (0.46)      (0.53)    (0.53)    (0.65)    (0.63)
 From Net Realized Gains                            -           -         -         -     (0.06)
   Total Distributions                          (0.46)      (0.53)    (0.53)    (0.65)    (0.69)
Net Asset Value, End of Period                  $9.37       $9.08     $7.93     $9.26     $9.24
                                            ===================================================
Total Return(c)                                  8.52%      21.94%    (9.03)%    7.45%     2.74%
Net Assets, End of Period (000's)             $49,422     $51,511   $31,336   $35,471   $13,808
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                        1.72%       1.87%     2.00%     2.06%     2.01%
   Total(f)                                      1.72%       1.87%     2.00%     2.06%     2.01%
 Net Investment Income (Loss) to Average
   Net Assets(d)                                 5.05%       5.92%     5.96%     6.70%     6.69%
 Portfolio Turnover Rate(g)                        49%         46%       64%       16%       11%

                                                       CLASS C*
                                            ------------------------------
                                                 Year or Period Ended
                                            October 31,   October 31,(a,b)
                                            ------------------------------
                                               2004             2003
                                            -----------   ----------------
Net Asset Value, Beginning of Period            $9.08           $8.08
Investment Operations:
 Net Investment Income (Loss)                    0.46            0.51
 Net Realized and Unrealized Gain (Loss)         0.28            1.02
 Total Operations                                0.74            1.53
                                            ==============================
Distributions:
 From Net Investment Income                     (0.46)          (0.53)
 From Net Realized Gains                            -               -
   Total Distributions                          (0.46)          (0.53)
Net Asset Value, End of Period                  $9.36           $9.08
                                            ==============================
Total Return(c)                                  8.41%          19.52%
Net Assets, End of Period (000's)             $25,379          $8,403
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                        1.78%           1.87%
   Total(f)                                      1.78%           1.87%
 Net Investment Income (Loss) to Average
   Net Assets(d)                                 4.95%           5.92%
 Portfolio Turnover Rate(g)                        49%             46%

* Prior to March 1, 2004, Class C shares were known as Class L shares. Effective June 15, 2004, Class C2 shares merged into Class C shares; effective September 24, 2004, Class M shares merged into Class C shares.
(a) Per share information is calculated based on average number of shares outstanding for the periods ending 10/31/2001, 10/31/2002, 10/31/2003 and 10/31/2004.
(b) The inception date for Class C shares was November 11, 2002.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.
(d) Annualized.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g) Not annualized for periods of less than one year.

TA IDEX TRANSAMERICA CONVERTIBLE SECURITIES
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The investment objective of TA IDEX Transamerica Convertible Securities is to seek maximum total return through a combination of current income and capital appreciation.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve this objective by investing principally in:

- convertible securities

In seeking its investment objective, TIM will normally invest at least 80% of assets in convertible securities, which invest across the credit spectrum and perform more like a stock when the underlying share price is high and more like a bond when the underlying share price is low. TIM may also invest the fund's assets in other types of securities, including common stock.

TIM may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the fund, TIM relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, industry position, and economic market conditions. Factors considered include growth potential, earnings estimates, and quality of management.

TIM may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

The fund may also invest in other securities and investment strategies in pursuit of its investment objective.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:

- CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- FIXED INCOME SECURITIES
The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

- fluctuations in market value

- changes in interest rates: the value of a fixed income security generally decreases as interest rates rise

- length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

- issuers defaulting on their obligations to pay interest or return principal

- FOREIGN SECURITIES
Investments in foreign securities including American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include:

- changes in currency values

- currency speculation

- currency trading costs

- different accounting and reporting practices

- less information available to the public

- less (or different) regulation of securities markets

- more complex business negotiations

- less liquidity

- more fluctuations in prices

- delays in settling foreign securities transactions

- higher costs for holding shares (custodial fees)

- higher transaction costs

- vulnerability to seizure and taxes

- political instability and small markets

- different market trading days

- DERIVATIVES
The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the investment manager, the fund could lose the entire amount of its

TA IDEX TRANSAMERICA CONVERTIBLE SECURITIES
--------------------------------------------------------------------------------


investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the fund will be able to engage in these transactions to reduce exposure to other risks.


YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.idexfunds.com 30 days after the end of each calendar quarter. Such information will remain online for six months.


- INVESTOR PROFILE
This fund may be appropriate for investors who seek current income enhanced by the potential for capital growth, and are willing to tolerate fluctuation in principle value caused by changes in interest rates.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Merrill Lynch All U.S. Convertibles Index (MLAUSC Index) a widely recognized unmanaged index of market performance which is a market capitalization-weighted index of domestic corporate convertible securities that are convertible to common stock only. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitations of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.


YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)


                                 CLASS A SHARES

                               ------------------
(BAR CHART)

2003                                                                             24.45
2004                                                                             13.63





------------------------------------------------------------
CLASS A SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                 6/30/2003         11.89%
------------------------------------------------------------
  Worst Quarter:                9/30/2004         (1.40)%
------------------------------------------------------------



  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04(1)



---------------------------------------------------------------------
                                                            LIFE OF
                                              1 YEAR        FUND(2)
---------------------------------------------------------------------
  Class A
---------------------------------------------------------------------
    Return before taxes                        8.23%         9.71%
---------------------------------------------------------------------
    Return after taxes on distributions(3)     4.86%         7.76%
---------------------------------------------------------------------
    Return after taxes on distributions
    and sales of fund shares(3)                5.40%         7.15%
---------------------------------------------------------------------
  Class B                                      7.93%        10.05%
---------------------------------------------------------------------
  Class C                                     11.55%        17.86%
---------------------------------------------------------------------
  MLAUSC Index (reflects no deduction for
  fees, expenses, or taxes)                    9.61%        10.63%
---------------------------------------------------------------------



(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.


(2) The fund commenced operations on March 1, 2002. Class C shares commenced operations on November 11, 2002.


(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.



(DOLLAR ICON)

FEES AND EXPENSES
---------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


---------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)
                                                     CLASS OF SHARES
                                                     ---------------
                                               A(A)        B          C
---------------------------------------------------------------------------
 Maximum sales charge (load) imposed on        4.75%      None       None
 purchases (as a % of offering price)
---------------------------------------------------------------------------
 Maximum deferred sales charge (load) (as a
 percentage of purchase price or redemption   None(a)   5.00%(b)   1.00%(c)
 proceeds, whichever is lower)
---------------------------------------------------------------------------
 Redemption fee on shares held 5 trading
 days or less (as a percentage of amount       2.00%     2.00%      2.00%
 redeemed)
---------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(d)
                                                     CLASS OF SHARES
                                                     ---------------
                                                 A         B          C
---------------------------------------------------------------------------
 Management fees                               0.75%     0.75%      0.75%
 Distribution and service (12b-1) fees         0.35%     1.00%      1.00%
 Other expenses                                0.10%     0.04%      0.30%
---------------------------------------------------------------------------
                                                -------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES          1.20%     1.79%      2.05%
 EXPENSE REDUCTION(e)                          0.00%     0.00%      0.00%
                                                -------------------------
 NET OPERATING EXPENSES                        1.20%     1.79%      2.05%
---------------------------------------------------------------------------


(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.

(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%- 1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year).


(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase.


(d) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2004.


(e) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI) through March 1,

TA IDEX TRANSAMERICA CONVERTIBLE SECURITIES
--------------------------------------------------------------------------------

    2006 for expenses that exceed 1.35%, excluding 12b-l fees. TFAI is entitled to reimbursement by the fund of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.35%.

EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $591       $838      $1,103      $1,860
    B(+)       $682       $863      $1,070      $1,950
    C          $308       $643      $1,103      $2,379
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $591       $838      $1,103      $1,860
    B(+)       $182       $563      $  970      $1,950
    C          $208       $643      $1,103      $2,379
---------------------------------------------------------

(+) Examples for Class B shares assume conversion to Class A shares eight years after purchase.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

ADVISORY FEE:

First $250 million................................   0.75%
Over $250 million.................................   0.70%

   For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

   Transamerica Investment Management, LLC
   1150 South Olive Street, Suite 2700
   Los Angeles, California 90015

SUB-ADVISORY FEE:

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.35% of average daily net assets, less 50% of any amount reimbursed pursuant to the fund's expense limitation.

PORTFOLIO MANAGERS:

KIRK J. KIM, CFA (Lead Portfolio Manager) is Vice President and Portfolio Manager at TIM. Mr. Kim manages sub-advised funds and institutional separate accounts in the convertible bond discipline. Prior to joining TIM, he worked as a Securities analyst for The Franklin Templeton Group. He joined TIM in 1997 and has seven years of investment experience. Mr. Kim holds a B.S. in finance from the University of Southern California.

GARY U. ROLLE, CFA (Portfolio Manager) is President and Chief Investment Officer of TIM. Mr. Rolle is the Co-Manager of the Transamerica Premier Balanced Fund and the Transamerica Premier Core Equity Fund. Mr. Rolle also manages sub-advised funds and institutional separate accounts in the growth discipline. He joined TIM in 1967. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside and is a Chartered Financial Analyst.

EDWARD S. HAN (Portfolio Manager) is Vice President and Portfolio Manager at TIM. Mr. Han is the Lead Manager of the Transamerica Premier Cash Reserve Fund and the Transamerica Premier High Yield Bond Fund. He also manages sub-advised funds and institutional separate accounts in the fixed income discipline. He joined TIM in 1998. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

TA IDEX TRANSAMERICA CONVERTIBLE SECURITIES
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the fund's performance for as long as it has been operating. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2004 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2004 Annual Report, which is available to you upon request.

                                                        CLASS A                            CLASS B
                                            ------------------------------------------------------------------
                                                  Year or Period Ended              Year or Period Ended
                                            October 31,    October 31,(a,b)    October 31,   October 31,(a,b)
                                            ------------------------------------------------------------------
                                               2004         2003      2002        2004        2003      2002
                                            -----------   --------   -------   -----------   -------   -------
Net Asset Value, Beginning of Period           $11.32        $9.39    $10.00      $11.31      $9.38    $10.00
Investment Operations:
 Net Investment Income (Loss)                    0.21         0.24      0.14        0.14       0.17      0.11
 Net Realized and Unrealized Gain (Loss)         0.56         1.92     (0.67)       0.57       1.93     (0.68)
   Total Operations                              0.77         2.16     (0.53)       0.71       2.10     (0.57)
                                            ------------------------------------------------------------------
Distributions:
 From Net Investment Income                    (0.22)        (0.23)    (0.08)      (0.15)     (0.17)    (0.05)
 From Net Realized Gains                       (0.87)            -         -       (0.87)         -         -
   Total Distributions                         (1.09)        (0.23)    (0.08)      (1.02)     (0.17)    (0.05)
Net Asset Value, End of Period                 $11.00       $11.32      9.39      $11.00     $11.31      9.38
                                            ==================================================================

Total Return(c)                                  7.06%       23.49%    (5.42)%      6.52%     22.58%    (5.68)%
Net Assets, End Of Period (000's)            $188,049     $175,175   $10,205      $6,379     $6,508    $1,138
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                        1.20%        1.33%     1.73%       1.79%      1.98%     2.38%
   Total(f)                                      1.20%        1.33%     3.85%       1.79%      1.98%     4.50%
 Net Investment Income (Loss) to Average
   Net Assets(d)                                 1.83%        2.27%     2.59%       1.24%      1.62%     1.94%
 Portfolio Turnover Rate(g)                       157%         119%      170%        157%       119%      170%

                                                       CLASS C*
                                            ------------------------------
                                                 Year or Period Ended
                                            October 31,   October 31,(a,b)
                                            ------------------------------
                                               2004             2003
                                            -----------   ----------------
Net Asset Value, Beginning of Period           $11.31           $9.36
Investment Operations:
 Net Investment Income (Loss)                    0.11            0.17
 Net Realized and Unrealized Gain (Loss)         0.57            1.95
   Total Operations                              0.68            2.12
                                            ------------------------------
Distributions:
 From Net Investment Income                     (0.15)          (0.17)
 From Net Realized Gains                        (0.87)              -
   Total Distributions                          (1.02)          (0.17)
Net Asset Value, End of Period                 $10.97          $11.31
                                            ==============================
Total Return(c)                                  6.33%          22.84%
Net Assets, End Of Period (000's)              $5,204          $5,048
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                        2.05%           1.98%
   Total(f)                                      2.05%           1.98%
 Net Investment Income (Loss) to Average
   Net Assets(d)                                 0.98%           1.62%
 Portfolio Turnover Rate(g)                       157%            119%

* Prior to March 1, 2004, Class C shares were known as Class L shares. Effective June 15, 2004, Class C2 shares merged into Class C shares; effective September 24, 2004, Class M shares merged into Class C shares.
(a) Per share information is calculated based on average number of shares outstanding.
(b) TA IDEX Transamerica Convertible Securities commenced operations March 1, 2002. The inception date for Class C shares was November 11, 2002.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.
(d) Annualized.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g) Not annualized for periods of less than one year.

TA IDEX TRANSAMERICA FLEXIBLE INCOME
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of TA IDEX Transamerica Flexible Income is to seek to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as only a secondary objective.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve the fund's objective by investing principally in:

- fixed income debt securities and cash or cash equivalents

The fund will generally invest at least 80% (at market value computed at the time of investment), and may invest all, of its total assets in fixed income debt securities and cash or cash equivalents. With respect to these investments:

    1. At least 50% of the value of the fund's total assets will be invested in
(a) straight debt securities which have a rating within the four highest grades as determined by Moody's Investors Service, Inc. (Aaa, Aa, A or Baa*) or Standard & Poor's Corporation (AAA, AA, A or BBB*); (b) securities issued or guaranteed by the United States Government or its agencies or instrumentalities;
(c) commercial paper rated Prime, Prime-1 or Prime-2 by NCO/Moody's Commercial Paper Division, Moody's Investors Service, Inc., or A-1 or A-2 by Standard & Poor's Corporation; or (d) cash or cash equivalents; (see Appendix B of this prospectus for a description of these ratings); and

    2. Up to 50% of the value of the fund's total assets may be invested in other straight debt securities which are not rated by Moody's or Standard & Poor's or, if so rated, are not within the grades or ratings referred to above.

Ordinarily, the fund will purchase debt securities having call or refunding protection or securities which are not considered by the fund likely to be called or refunded in the near term, in order to preserve initial annual yields to the fund.

The fund's secondary objective of capital appreciation will be sought primarily through the investments described in the next paragraph. In addition, the fund may, incident to the sale of debt securities, realize capital gains.

The fund may invest not more than 20% of its total assets, at market value, in convertible debt securities, preferred stock, convertible preferred stock or in debt securities or preferred stock which carry warrants or other rights to purchase common stock or other equity securities. The fund may exercise any conversion rights or exercise warrants or other rights without regard to the foregoing 20% limitation or 80% requirement. Securities acquired upon conversion or upon exercise of warrants or other rights, or warrants or other rights remaining after the breakup of units or detachment may be retained. However, if as a result of exercising conversion, warrants or other rights, the fund's investments in common stock exceed 5% of its total assets, at market value, the fund will thereafter sell such common stock as is necessary to reduce its investments in common stock to 5% or less of its total assets at market value; provided sales may be made in an orderly manner to the end of avoiding an adverse effect on the price obtainable, and provided further the fund may continue to hold common stock in excess of the foregoing 5% limitation in order to establish a long-term holding period for tax purposes. Sales of common stock to meet the foregoing limitation could be required at a time when, but for such limitation, they would not be made and could result in losses to the fund. The amount which the fund may invest in convertible debt securities, preferred stock, convertible preferred stock or in debt securities or preferred stock which carry warrants or other rights to purchase common stock or other equity securities will be reduced by the amount of its investments in common stock.

- SHORT-TERM TRADING
The fund may use short-term trading as a means of managing its portfolio to achieve its investment objectives. As used herein, "short-term trading" means selling securities held for a relatively brief period of time, usually less than three months. Short-term trading will be used by the fund primarily in two situations:

    (a) Market Developments. A security may be sold to avoid depreciation in what the fund anticipates will be a market decline (a rise in interest rates), or a security may be purchased in anticipation of a market rise (a decline in interest rates) and later sold; and

    (b) Yield Disparities. A security may be sold and another of comparable quality purchased at approximately the same time in order to take advantage of what the fund believes is a temporary disparity in the normal yield relationship between the two securities (a "yield disparity").

Short-term trading to take advantage of a yield disparity may be undertaken even if levels of interest rates remain unchanged. Yield disparities occur frequently for reasons not directly related to the investment quality of the respective issues or the general movement of interest rates, but may result from changes in the overall demand for or supply of various types of bonds, changes in the investment objectives or the cash requirements of investors, and the requirements of dealers to correct long or short inventory positions.

Short-term trading techniques will be used principally in connection with higher quality, non-convertible debt securities, which are often better suited for short-term trading because the market in such securities is generally of greater depth and offers greater liquidity than the market in debt securities of lower quality. It is anticipated that short-term trading will be less applicable to any convertible securities which the fund may own, since such securities will usually be purchased when the fund believes that the market value of the underlying equity security is likely to appreciate over a period of time.

The fund will engage in short-term trading if it believes the transactions, net of costs (including commission, if any), will result in improving the appreciation potential or income of its portfolio. Whether any improvement will be realized by short-term trading will depend upon the ability of the fund to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. Short-term trading such as that contemplated by the fund places a premium upon the ability of the fund to obtain relevant

TA IDEX TRANSAMERICA FLEXIBLE INCOME
--------------------------------------------------------------------------------

information, evaluate it promptly, and take advantage of its evaluations by completing transactions on a favorable basis. By virtue of short-term trading, the fund may engage in greater buying and selling activity than investment companies which are not permitted to employ such a policy in seeking their investment objectives. Such activity can result in greater costs of operation than is the case with other investment companies, and risks of loss in portfolio value could be greater. Accordingly, an investment in fund shares may be more speculative than an investment in shares of an investment company which cannot engage in short-term trading.

The fund manager may sell the fund's securities when its expectations regarding market interest rates change or the quality or return changes on investment.


Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:

- FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:



- fluctuations in market value



- changes in interest rates: the value of a fixed income security generally decreases as interest rates rise



- length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates



- issuers defaulting on their obligations to pay interest or return principal



- ACTIVE TRADING

The fund is actively managed and, under appropriate circumstances, may purchase and sell securities without regard to the length of time held. A high portfolio turnover rate may increase transaction costs and generate a high level of taxable short-term capital gains, both of which may negatively impact the fund's performance.


- CONVERTIBLE SECURITIES


Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.


- HIGH-YIELD/HIGH RISK SECURITIES

The risks may include; credit risk; greater vulnerability to economic changes; decline in market value in event of default; and less liquidity.



YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.


These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.idexfunds.com 30 days after the end of each calendar quarter. Such information will remain online for six months.


- INVESTOR PROFILE
This fund may be appropriate for investors who want current income enhanced by the potential for capital growth, and who are willing to tolerate fluctuation in principal value caused by changes in interest rates as well as the risks associated with substantial investments in high-yield/high-risk bonds (commonly known as "junk bonds"), or unrated bonds of domestic or foreign issuers.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Lehman Brothers U.S. Government/Credit index (LBGC Index) a widely recognized unmanaged index of market performance which is comprised of domestic fixed income securities, including Treasury issues and corporate debt issues. This index consists of securities with maturities from one to ten years. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitations of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.


YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)


                                 CLASS A SHARES

                               ------------------

(BAR CHART)

1995                                                                             18.89
1996                                                                              5.44
1997                                                                             11.57
1998                                                                              7.89
1999                                                                              0.93
2000                                                                              5.87
2001                                                                              6.95
2002                                                                              9.37
2003                                                                              5.53
2004                                                                              5.23


------------------------------------------------------------
CLASS A SHARES               QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:               6/30/1995           6.39%
------------------------------------------------------------
  Worst Quarter:              6/30/2004          (3.79)%
------------------------------------------------------------

TA IDEX TRANSAMERICA FLEXIBLE INCOME
--------------------------------------------------------------------------------


  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04(1)



--------------------------------------------------------------------------
                                                          10 YEARS OR
                                      1 YEAR    5 YEARS   INCEPTION(2)
--------------------------------------------------------------------------
  Class A(3)
--------------------------------------------------------------------------
    Return before taxes                 0.23%    5.55%       7.15%
--------------------------------------------------------------------------
    Return after taxes on
    distributions(4)                  (2.16)%    3.45%       4.77%
--------------------------------------------------------------------------
    Return after taxes on
    distributions and sales of
    fund shares(4)                      0.79%    3.51%       4.68%
--------------------------------------------------------------------------
  Class B(3)                          (0.28)%    5.72%       6.17%
--------------------------------------------------------------------------
  Class C                               3.44%    N/A         4.98%
--------------------------------------------------------------------------
  LBGC Index (reflects no deduction
  for fees, expenses, or taxes)(3)      4.19%    8.00%       7.80%
--------------------------------------------------------------------------



(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.


(2) Returns for Class B and C are from the inception of the class.


(3) The inception date for Class A (6/29/1987); Class B (10/1/1995) and Class C (11/11/2002).


(4) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


NOTE: TIM has been the fund's sub-adviser since March 1, 2004. Prior to that date, a different firm managed the fund, and the performance set forth prior to March 1, 2004 is attributable to that firm; TIM employs different investment strategies than the previous sub-adviser.
(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


-------------------------------------------------------------------------
       SHAREHOLDER FEES (fees paid directly from your investment)
                                                   CLASS OF SHARES
                                                   ---------------
                                               A         B          C
-------------------------------------------------------------------------
 Maximum sales charge (load) imposed on      4.75%      None       None
 purchases (as a % of offering price)
-------------------------------------------------------------------------
 Maximum deferred sales charge (load) (as
 a percentage of purchase price or          None(a)   5.00%(b)   1.00%(c)
 redemption proceeds, whichever is lower)
-------------------------------------------------------------------------
 Redemption fee on shares held 5 trading
 days or less (as a percentage of amount     2.00%     2.00%      2.00%
 redeemed)
-------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(d)
                                                   CLASS OF SHARES
                                                   ---------------
                                               A         B          C
-------------------------------------------------------------------------
 Management Fees                             0.80%     0.80%      0.80%
 Distribution and Service (12b-1) Fees       0.35%     1.00%      1.00%
 Other Expenses                              0.28%     0.23%      0.30%
                                               ----------------------
 Total Annual Fund Operating Expenses        1.43%     2.03%      2.10%
 Expense Reduction(e)                        0.00%     0.00%      0.00%
                                               ----------------------
 Net Operating Expenses                      1.43%     2.03%      2.10%
-------------------------------------------------------------------------


(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.

(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%- 1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year).


(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase.


(d) Projected annual fund operating expenses are based upon the fund's expenses for the fiscal year ended October 31, 2004 and the most current contractual advisory fees.


(e) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2006, for expenses that exceed 1.50%, excluding 12b-1 fees. TFAI is entitled to reimbursement by the fund of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.50%.


EXAMPLE


This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.



---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $614       $906      $1,219      $2,107
    B(+)       $706       $937      $1,193      $2,204
    C          $313       $658      $1,129      $2,431
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $614       $906      $1,219      $2,107
    B(+)       $206       $637      $1,093      $2,204
    C          $213       $658      $1,129      $2,431
---------------------------------------------------------


(+) Examples for Class B shares assume conversion to Class A shares eight years after purchase.

TA IDEX TRANSAMERICA FLEXIBLE INCOME
--------------------------------------------------------------------------------

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

ADVISORY FEE:

            AVERAGE DAILY NET ASSETS
            ------------------------
First $250 million..............................     0.80%
Over $250 million up to $500 million............    0.775%
Over $500 million...............................    0.675%

   For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

   Transamerica Investment Management, LLC
   1150 South Olive Street, Suite 2700
   Los Angeles, California 90015

SUB-ADVISORY FEE:

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.30% of the first $250 million of average daily net assets; 0.25% of the fund's average daily net assets over $250 million, less 50% of any amount reimbursed pursuant to the fund's expense limitation.

PORTFOLIO MANAGERS:

PETER O. LOPEZ is Vice President and Director of Research, Fixed Income at TIM. Mr. Lopez manages sub-advised funds and institutional accounts in the fixed income discipline. Prior to joining TIM, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Equities Analyst for Transamerica Investment Services from 1997-2000.

HEIDI Y. HU, CFA, Senior Vice President and Head of Fixed Income investments at TIM, is the Lead Fixed Income Manager of the fund. She also manages sub-advised funds and institutional separate accounts in the balanced and fixed income disciplines. Prior to joining TIM in 1998. Ms. Hu was fund Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.A. in economics from Lewis & Clark College. Ms. Hu is a Chartered Financial Analyst.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

TA IDEX TRANSAMERICA FLEXIBLE INCOME
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the fund's performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2004 has been derived from financial statements audited by PricewaterhouseCoopers LLP whose report, along with the fund's financial statements, is included in the 2004 Annual Report, which is available to you upon request.

                                                                  CLASS A
                                            ---------------------------------------------------
                                                           Year or Period Ended
                                            October 31,              October 31,(a)
                                            ---------------------------------------------------
                                               2004        2003      2002      2001      2000
                                            -----------   -------   -------   -------   -------
Net Asset Value, Beginning of Period           $10.21       $9.94     $9.99     $9.26     $9.46
Investment Operations:
 Net Investment Income (Loss)                    0.41        0.36      0.40      0.47      0.57
 Net Realized and Unrealized Gain (Loss)         0.11        0.27      0.02      0.71     (0.19)
 Total Operations                                0.52        0.63      0.42      1.18      0.38
                                            ---------------------------------------------------
Distributions:
 From Net Investment Income                     (0.42)      (0.36)    (0.41)    (0.45)    (0.58)
 From Net Realized Gains                        (0.63)          -     (0.06)        -         -
   Total Distributions                          (1.05)      (0.36)    (0.47)    (0.45)    (0.58)
Net Asset Value, End of Period                  $9.68      $10.21     $9.94     $9.99     $9.26
                                            ===================================================

Total Return(c)                                  5.72%       6.39%     4.45%    13.14%     4.10%
 Net Assets, End of Period (000's)            $80,201     $87,898   $61,815   $29,600   $16,530
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                        1.43%       1.49%     1.62%     1.68%     1.84%
   Total(f)                                      1.43%       1.50%     1.65%     1.70%     1.87%
 Net Investment Income (Loss) to Average
   Net Assets(d)                                 4.25%       3.56%     4.23%     4.84%     6.17%
 Portfolio Turnover Rate(g)                       169%        164%      245%      315%      166%

                                                                  CLASS B
                                            ---------------------------------------------------
                                                           Year or Period Ended
                                            October 31,              October 31,(a)
                                            ---------------------------------------------------
                                               2004        2003      2002      2001      2000
                                            -----------   -------   -------   -------   -------
Net Asset Value, Beginning of Period           $10.20       $9.94     $9.99     $9.26     $9.46
Investment Operations:
 Net Investment Income (Loss)                    0.35        0.30      0.34      0.37      0.51
 Net Realized and Unrealized Gain (Loss)         0.12        0.25      0.02      0.74     (0.19)
 Total Operations                                0.47        0.55      0.36      1.11      0.32
                                            ---------------------------------------------------
Distributions:
 From Net Investment Income                     (0.36)      (0.29)    (0.35)    (0.38)    (0.52)
 From Net Realized Gains                        (0.63)          -     (0.06)        -         -
   Total Distributions                          (0.99)      (0.29)    (0.41)    (0.38)    (0.52)
Net Asset Value, End of Period                  $9.68      $10.20     $9.94     $9.99     $9.26
                                            ===================================================
Total Return(c)                                  5.13%       5.59%     3.83%    12.28%     3.46%
 Net Assets, End of Period (000's)            $45,338     $69,502   $67,220   $40,435   $14,008
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                        2.03%       2.14%     2.27%     2.33%     2.49%
   Total(f)                                      2.03%       2.15%     2.30%     2.35%     2.51%
 Net Investment Income (Loss) to Average
   Net Assets(d)                                 3.61%       2.91%     3.58%     4.19%     5.52%
 Portfolio Turnover Rate(g)                       169%        164%      245%      315%      166%

                                                       CLASS C*
                                            ------------------------------
                                                 Year or Period Ended
                                            October 31,   October 31,(a,b)
                                            ------------------------------
                                               2004             2003
                                            -----------   ----------------
Net Asset Value, Beginning of Period           $10.20           $9.98
Investment Operations:
 Net Investment Income (Loss)                    0.36            0.29
 Net Realized and Unrealized Gain (Loss)         0.10            0.22
 Total Operations                                0.46            0.51
                                            ------------------------------
Distributions:
 From Net Investment Income                     (0.36)          (0.29)
 From Net Realized Gains                        (0.63)              -
   Total Distributions                          (0.99)          (0.29)
Net Asset Value, End of Period                  $9.67          $10.20
                                            ==============================
Total Return(c)                                  5.02%           5.16%
 Net Assets, End of Period (000's)            $19,675          $8,178
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                        2.10%           2.14%
   Total(f)                                      2.10%           2.15%
 Net Investment Income (Loss) to Average
   Net Assets(d)                                 3.74%           2.91%
 Portfolio Turnover Rate(g)                       169%            164%

* Prior to March 1, 2004, Class C shares were known as Class L shares. Effective June 15, 2004, Class C2 shares merged into Class C shares; effective September 24, 2004, Class M shares merged into Class C shares.
(a) Per share information is calculated based on average number of shares outstanding for the periods ending 10/31/2001, 10/31/2002, 10/31/2003 and 10/31/2004.
(b) The inception date for Class C shares was November 11, 2002.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.
(d) Annualized.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g)  Not annualized for periods of less than one year.

TA IDEX TRANSAMERICA MONEY MARKET

--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The investment objective of TA IDEX Transamerica Money Market is to seek maximum current income from money market securities consistent with liquidity and preservation of principal.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------

The fund's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve this objective by investing substantially all of the fund's assets in accordance with Rule 2a-7 under the Investment Company Act of 1940 in the following U.S. dollar-denominated instruments:


- short-term corporate obligations, including commercial paper, notes and bonds

- obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

- obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks

- repurchase agreements involving any of the securities mentioned above

TIM also seeks to maintain a stable net asset value of $1.00 per share by:
- investing in securities which present minimal credit risk; and

- maintaining the average maturity of obligations held in the fund's portfolio at 90 days or less.

Bank obligations purchased for the fund are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the fund are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the fund must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the fund are determined by the fund manager to present minimal credit risks.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
This fund is subject to the following principal investment risks:

- INTEREST RATES
The interest rates on short-term obligations held in the fund's portfolio will vary, rising or falling with short-term interest rates generally. The fund's yield will tend to lag behind general changes in interest rate.

The ability of the fund's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.
- DEFAULT RISK
The fund is also subject to the risk that the issuer of a security in which it invests may fail to pay the principal or interest payments when due. This will lower the return from, and the value of, the security, which will lower the performance of the fund.

- FOREIGN SECURITIES
To the extent the fund invests in foreign securities, it is subject to changing political and economic climates and potentially less liquidity.

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.idexfunds.com 30 days after the end of each calendar quarter. Such information will remain online for six months.


- INVESTOR PROFILE
Investors who seek a low risk, relatively low cost way to achieve current income through high-quality money market securities.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you the fund's average annual total returns since inception. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES
                               ------------------

[BAR GRAPH]

2003                                                                             0.34
2004                                                                             0.58

                                 7 DAY YIELD(1)

                            (as of October 31, 2004)



      Class A                = 1.06%



------------------------------------------------------------
CLASS A SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                12/31/2004         0.29%
------------------------------------------------------------
  Worst Quarter:                9/30/2003         0.06%
------------------------------------------------------------

TA IDEX TRANSAMERICA MONEY MARKET
--------------------------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04(2)

----------------------------------------------------------------------
                                                          LIFE OF
                                            1 YEAR        FUND(3)
----------------------------------------------------------------------
  Return before taxes
----------------------------------------------------------------------
  Class A                                     0.58%         0.56%
----------------------------------------------------------------------
  Class B                                   (4.78)%       (0.84)%
----------------------------------------------------------------------
  Class C                                   (0.78)%         0.17%
----------------------------------------------------------------------

(2) Actual returns may depend on the investor's individual tax situation.
(3) The fund commenced operations in March 2002.

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

-----------------------------------------------------------------------------
         SHAREHOLDER FEES (fees paid directly from your investment)
                                                     CLASS OF SHARES
                                                     ---------------
                                                A            B           C
-----------------------------------------------------------------------------
 Maximum sales charge (load) imposed on        None         None       None
 purchases (as a % of offering price)
-----------------------------------------------------------------------------
 Maximum deferred sales charge (load) (as
 a percentage of purchase price or             None         None       None
 redemption proceeds, whichever is lower)
-----------------------------------------------------------------------------
 Redemption fee on shares held 5 trading
 days or less (as a percentage of amount       None         None       None
 redeemed)
-----------------------------------------------------------------------------
       ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(a)
                                                     CLASS OF SHARES
                                                     ---------------
                                                A            B           C
-----------------------------------------------------------------------------
 Management fees                              0.40%        0.40%       0.40%
 Distribution and service (12b-1) fees        0.35%        1.00%       1.00%
 Other expenses                               0.44%        0.03%       0.33%
-----------------------------------------------------------------------------
                                               ---------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES         1.19%        1.43%       1.73%
 12B-1 FEE WAIVER(b)                            -         (0.16)%     (0.24)%
 EXPENSE REDUCTION(c)                        (0.36)%      (0.17)%     (0.51)%
                                               ---------------------------
 NET OPERATING EXPENSES                       0.83%        1.10%       0.98%
-----------------------------------------------------------------------------

(a) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2004.
(b) In order to maintain a positive yield to shareholders, the fund has waived a portion of the 12b-1 fees for all classes except Class A.
(c) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2006 for expenses that exceed 0.48%, excluding 12b-l fees. TFAI is entitled to reimbursement by the fund of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 0.48%.

EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $ 85       $342       $620       $1,411
    B(+)       $112       $420       $750       $1,619
    C          $100       $472       $868       $1,979
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $ 85       $342       $620       $1,411
    B(+)       $112       $420       $750       $1,619
    C          $100       $472       $868       $1,979
---------------------------------------------------------

(+) Examples for Class B shares assume conversion to Class A shares eight years after purchase.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

ADVISORY FEE:

All Average Daily Net Assets.....................    0.40%

For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

   Transamerica Investment Management, LLC
   1150 South Olive Street, Suite 2700
   Los Angeles, California 90015

SUB-ADVISORY FEE:

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.15% of average daily net assets, less 50% of any amount reimbursed pursuant to the fund's expense limitation.

TA IDEX TRANSAMERICA MONEY MARKET
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the fund's performance for as long as it has been operating. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2004 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2004 Annual Report, which is available to you upon request.

                                               CLASS A                            CLASS B
                                  -------------------------------------------------------------------
                                        Year or Period Ended               Year or Period Ended
                                  October 31,    October 31,(a,b)     October 31,   October 31,(a,b)
                                  -------------------------------------------------------------------
                                     2004         2003       2002        2004        2003      2002
                                  -----------   --------   --------   -----------   -------   -------
Net Asset Value, Beginning of
 Period                               $1.00        $1.00      $1.00       $1.00       $1.00     $1.00
Investment Operations:
 Net Investment Income (Loss)         0.004        0.004      0.008       0.001       0.001         -
 Net Realized and Unrealized
   Gain (loss)                            -            -          -           -           -         -
   Total Operations                   0.004        0.004      0.008       0.001       0.001         -
                                  -------------------------------------------------------------------
Distributions:
 From Net Investment Income          (0.004)      (0.004)    (0.008)     (0.001)     (0.001)        -
 From Net Realized Gains                  -            -          -           -           -         -
   Total Distributions               (0.004)      (0.004)    (0.008)     (0.001)     (0.001)        -
Net Asset Value, End of Period        $1.00        $1.00      $1.00       $1.00       $1.00     $1.00
                                  ===================================================================

Total Return(c)                        0.42%        0.39%      0.56%       0.14%       0.12%     0.28%
Net Assets, End of Period
 (000's)                           $185,311     $109,794   $131,949     $40,203     $54,324   $81,683
Ratio/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets(d)
   Net(e)                              0.83%        0.83%      0.83%       1.10%       1.16%     1.48%
   Total(f)                            1.19%        1.22%      1.36%       1.43%       1.55%     2.01%
 Net Investment Income (Loss) to
   Average Net Assets(d)               0.45%        0.42%      0.93%       0.13%       0.08%     0.28%

                                             CLASS C*
                                  ------------------------------
                                       Year or Period Ended
                                  October 31,   October 31,(a,b)
                                  ------------------------------
                                     2004             2003
                                  -----------   ----------------
Net Asset Value, Beginning of
 Period                               $1.00            $1.00
Investment Operations:
 Net Investment Income (Loss)         0.001            0.002
 Net Realized and Unrealized
   Gain (loss)                            -                -
   Total Operations                   0.001            0.002
                                  ------------------------------
Distributions:
 From Net Investment Income          (0.001)          (0.002)
 From Net Realized Gains                  -                -
   Total Distributions               (0.001)          (0.002)
Net Asset Value, End of Period        $1.00            $1.00
                                  ==============================
Total Return(c)                        0.14%            0.12%
Net Assets, End of Period
 (000's)                            $22,277           $3,542
Ratio/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets(d)
   Net(e)                              0.98%            1.04%
   Total(f)                            1.73%            1.43%
 Net Investment Income (Loss) to
   Average Net Assets(d)               0.43%            0.21%

* Prior to March 1, 2004, Class C shares were known as Class L shares. Effective June 15, 2004, Class C2 shares merged into Class C shares; effective September 24, 2004, Class M shares merged into Class C shares.
(a) Per share information is calculated based on average number of shares outstanding.
(b) TA IDEX Transamerica Money Market commenced operations on March 1, 2002. The inception date for Class C shares was November 11, 2002.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.
(d) Annualized.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

SECTION B -- SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

REGULATORY PROCEEDINGS


There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting Transamerica Fund Advisors, Inc. (TFAI), the investment adviser for TA IDEX and certain employees and affiliates of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the funds currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the funds are not aware of any allegation of wrongdoing against them and their board at the time this prospectus is printed. Although it is not anticipated that these developments will have an adverse impact on the funds, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the funds and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the funds, will bear the costs regarding these regulatory matters.


INVESTMENT ADVISER

TA IDEX is run by a Board of Trustees. The assets of each fund are managed by an investment adviser, who in turn selects sub-advisers, which employ the portfolio manager(s). All such advisers to the funds are supervised by the Board of Trustees. You can find additional information about the TA IDEX Trustees and officers in the SAI.

TRANSAMERICA FUND ADVISORS, INC. (TFAI), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, serves as investment adviser for TA IDEX. The investment adviser hires sub-advisers to furnish investment advice and recommendations and has entered into sub-advisory agreements with each sub-adviser. The investment adviser also monitors the sub-advisers' buying and selling of securities and administration of the funds. For these services, it is paid an advisory fee. This fee is calculated on the average daily net assets of each fund, and is paid at the rates previously shown in this prospectus.

TFAI is directly-owned by Western Reserve Life Assurance Co. of Ohio (78%) (Western Reserve) and AUSA Holding Company (22%) (AUSA), both of which are indirect wholly-owned subsidiaries of AEGON N.V. Great Companies, L.L.C., a sub-adviser to the funds, is a 30% owned indirect subsidiary of AUSA. AUSA is wholly-owned by Transamerica Holding Company, which is wholly-owned by AEGON USA, Inc. (AEGON USA), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly-owned indirect subsidiary of AEGON N.V., a Netherlands corporation and publicly traded international insurance group. Great Companies, L.L.C., AEGON USA Investment Management, LLC and Transamerica Investment Management, LLC (TIM) are affiliates of TFAI and TA IDEX.

TFAI and/or its affiliates may pay, out of its own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution or Service Arrangements" in this prospectus.

AEGON/Transamerica Series Fund, Inc. (ATSF) received an Order from the Securities and Exchange Commission (Release IC-23379 dated August 5, 1998) (Order) that permits TA IDEX and its investment adviser, TFAI, subject to certain conditions, and without the approval of shareholders to:

(1) employ a new unaffiliated sub-adviser for a fund pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on sub-advisory contract terms where a contract has been assigned because of a change of control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

A discussion regarding the basis of the Board of Trustees approving any investment advisory or subadvisory contract will be available in the semi-annual report which will be available on or about June 30, 2005.

OPENING AN ACCOUNT

Fill out the New Account Application which is included in this prospectus.

IRAs and other retirement plan accounts require different applications, which you can request by calling 1-888-233-4339 or visiting www.idexfunds.com.

TA IDEX or its agents may reject a request for purchase of shares at any time, in whole or in part.

Note: To help the U.S. government fight the funding of terrorism and money laundering activities, the USA PATRIOT Act requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account. On your application, be sure to include your name, date of birth (if applicable), residential address and Social Security Number or taxpayer identification number. If you do not provide this information, your account will not be established. If TA IDEX cannot verify your identity within 30 days from the date your account is established, your account may be closed based on the next calculated Net Asset Value ("NAV") per share.

SECTION B -- SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

MINIMUM INVESTMENT*

                                          MINIMUM      MINIMUM
                                          INITIAL     SUBSEQUENT
                                         INVESTMENT   INVESTMENT
                                         (PER FUND    (PER FUND
TYPE OF ACCOUNT                           ACCOUNT)     ACCOUNT)
----------------------------------------------------------------
Regular Accounts                           $1,000        $50
IRAs                                       $1,000        $50
Uniform Gift to Minors (UGMA) or
  Transfer to Minors (UTMA)                $1,000        $50
Automatic Investment Plans                 $    0        $50**

 * TA IDEX reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part.

** Minimum per monthly fund account investment.

BY MAIL

- Send your completed application and check (made payable to Transamerica Fund Services, Inc.) to P.O. Box 219945, Kansas City, MO 64121-9945. For overnight delivery: 330 W. 9th Street, Kansas City, MO 64105.

- Once a purchase has been mailed, it is irrevocable and may not be modified or canceled.

THROUGH AN AUTHORIZED DEALER

- The dealer is responsible for opening your account and providing TA IDEX with your taxpayer identification number.

BUYING SHARES

TA IDEX or its agents may reject a request for purchase of shares at any time, in whole or in part, including any purchase under the exchange privilege. To the extent authorized by law, TA IDEX and each of the funds reserves the right to discontinue offering shares at any time or to cease operating entirely.

BY CHECK

- Make your check payable and send to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945.

- For overnight delivery: 330 W. 9th Street, Kansas City, MO 64105.

- If you are opening a new account, send your completed application along with your check.

- If you are purchasing shares in an existing account(s), please reference your TA IDEX fund and account numbers.

- All checks must be made payable to Transamerica Fund Services, Inc..

- TA IDEX does not accept money orders, traveler's checks, credit card convenience checks or cash. Cashier checks and third-party checks may be accepted, subject to approval by TA IDEX.

BY AUTOMATIC INVESTMENT PLAN

- With an Automatic Investment Plan ("AIP"), a level dollar amount is invested monthly and payment is deducted electronically from your bank account. Due to your bank's requirements, please allow up to 30 days for your AIP to begin. Investments may be made between the 3rd and 28th of each month only, and will occur on the 15th if no selection is made. Call Customer Service for information on how to establish an AIP or visit our website at www.idexfunds.com to obtain an AIP request form.

BY TELEPHONE

- The electronic funds transfer privilege must be established in advance, when you open your account, or by adding this feature to your existing account. Select "Electronic Bank Link" on the application or write to TA IDEX. Due to your bank's requirements, please allow up to 30 days to establish this option. Call Customer Service to invest by phone, either through our automated system (1-888-233-4339), or by speaking directly with a representative. Shares will be purchased via electronic funds when the money is received by TA IDEX, usually 2-4 business days after the request.

- Once a purchase has been telephoned, it is irrevocable and may not be modified or canceled.

- TA IDEX reserves the right to terminate your electronic draft privileges if the drafts are returned unpaid by your bank.

THROUGH AUTHORIZED DEALERS

- If your dealer has already established your account for you, no additional documentation is needed. Call your dealer to place your order. TA IDEX must receive your payment within three business days after your order is accepted.

BY THE INTERNET

- You may request a transfer of funds from your bank account to your TA IDEX account. Visit our website at www.idexfunds.com. Payment will be transferred from your bank account electronically. Shares will be purchased via electronic funds when the money is received by TA IDEX, usually 2-4 business days after the request.

BY PAYROLL DEDUCTION

- You may have money transferred regularly from your payroll to your TA IDEX account. Call Customer Service (1-888-233-4339) to establish this deduction.

BY WIRE TRANSFER

- You may request that your bank wire funds to your TA IDEX account. You must have an existing account to make a payment by wire transfer. Ask your bank to send your payment to: Bank of America, NA, Charlotte, NC, ABA# 026009593,
  Credit: Transamerica Fund Services Acct # 3600622064, Ref: Shareholder name, TA IDEX fund and account numbers.

- If TA IDEX receives your wire before the New York Stock Exchange closes, usually 4:00 p.m. Eastern Time, the money is credited that same day if you have supplied all other needed information.

If your check, draft or electronic transfer is returned unpaid by your bank, you will be charged a fee of $20 per fund account that has been returned.

SELLING SHARES

TO REQUEST YOUR REDEMPTION AND RECEIVE PAYMENT BY:

DIRECT DEPOSIT - ACH

- You may request an "ACH redemption" in writing, by phone or by internet access to your account. Maximum amount over the phone per day is the lesser of your available balance or

SECTION B -- SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

  $50,000 per fund account. Payment should usually be received by your bank account 3-5 banking days after your request. TA IDEX does not charge for this payment option. Certain IRAs and qualified retirement plans may not be eligible for ACH redemptions. Call Customer Service (1-888-233-4339) to verify that this feature is in place on your account if you are unsure.

DIRECT DEPOSIT - WIRE

- You may request an "Expedited Wire Redemption" in writing, or by phone. Maximum amount over the phone per day is the lesser of your available balance or $50,000 (with a minimum of $1,000 per fund account). Payment should be received by your bank account the next banking day after your request. TA IDEX charges $10 for this service. Your bank may charge a fee as well. TA IDEX may waive this fee for group plans. Call Customer Service (1-888-233-4339) to be sure this feature is in place on your account if you are unsure.

CHECK TO ADDRESS OF RECORD

- WRITTEN REQUEST: Send a letter requesting a withdrawal to TA IDEX and include any share certificates you may have. Specify the fund, account number, and dollar amount or number of shares you wish to redeem. Mail to: Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. Attention:
  Redemptions. Be sure to include all shareholders' signatures and any additional documents, as well as a signature guarantee(s) if required.

- TELEPHONE OR INTERNET REQUEST: Call Customer Service (1-888-233-4339) and make your request using the automated system, by person-to-person, or by accessing your account on the internet. Maximum amount per day is the lesser of your available balance or $50,000 per fund account. Note: certain redemptions must be in writing.

- Once a redemption has been telephoned or mailed, it is irrevocable and may not be modified or canceled.

CHECK TO ANOTHER PARTY/ADDRESS

- This request must be in writing, regardless of amount, with all account owners' signatures guaranteed. Mail to: Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. Attention: Redemptions.

SYSTEMATIC WITHDRAWAL PLAN (BY DIRECT DEPOSIT - ACH OR CHECK)

- You can establish a Systematic Withdrawal Plan (SWP) either at the time you open your account or at a later date. Call Customer Service at (1-888-233-4339) for information on how to establish a SWP or visit our website at www.idexfunds.com to obtain a SWP form.

THROUGH AN AUTHORIZED DEALER

- You may redeem your shares through an authorized dealer. (They may impose a service charge.) Contact your Registered Representative or call TA IDEX Customer Service (1-888-233-4339) for assistance.

YOUR REQUEST TO SELL YOUR SHARES AND RECEIVE PAYMENT MAY BE SUBJECT TO:

- The privileges or features established on your account such as a Systematic Withdrawal Plan (SWP) or telephone transactions.

- The type of account you have, and if there is more than one shareholder.

- The dollar amount you are requesting; redemptions over $50,000 must be in writing and those redemptions greater than $100,000 require a written request with a signature guarantee by all shareholders.

- A written request or signature guarantee may be required if there have been recent changes made to your account (such as an address change) or other such circumstances. For your protection, if an address change was made in the last 10 days, TA IDEX requires a redemption request in writing, signed and signature guaranteed by all shareholders.

- Purchases will be held at TA IDEX for 15 calendar days for funds to clear before they are eligible for redemption. Certain exceptions may apply.

- When redeeming all shares from an account with an active Automatic Investment Plan (AIP), your AIP will automatically be stopped. Please contact Customer Service (1-888-233-4339) if you wish to re-activate your AIP.

- Each fund reserves the right to refuse a telephone redemption request, if it is believed it is advisable to do so. The telephone redemption option may be suspended or terminated at any time without advance notice.

- Shares will normally be redeemed for cash, although each fund retains the right to redeem its shares in kind, under unusual circumstances, in order to protect the interests of shareholders by the delivery of securities selected from its shareholders at its discretion. Please see the SAI for more details.

- If you request that a withdrawal check be delivered overnight, a $20 overnight fee will be assessed; for Saturday delivery, a $30 overnight fee will be assessed; for 2-day express delivery, a $15 fee will be assessed.

Please see additional information relating to signature guarantees later in this prospectus.

EXCHANGING SHARES

- You may request an exchange in writing, by phone, or by accessing your account through the internet.

- You can exchange shares in one fund for shares in the same class of another fund.

- The minimum exchange to a new fund account is $1,000. If you want to exchange between existing fund accounts, the required minimum will be $50.

- Prior to making exchanges into a fund that you do not own, please read the prospectus carefully.

- Once an exchange has been telephoned or mailed, it is irrevocable and may not be modified or canceled.

SPECIAL SITUATIONS FOR EXCHANGING SHARES

- Class T shares may be exchanged for only Class A shares of any TA IDEX fund, other than TA IDEX Janus Growth. Class A shares of all TA IDEX funds are subject to distribution and service (12b-1) fees.

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- You may not exchange other classes of shares of the TA IDEX funds for Class T shares.



- TA IDEX reserves the right to modify or terminate the exchange privilege at any time upon 60 days written notice.



TA IDEX reserves the right to deny any request involving transactions between classes of shares. Please review your individual circumstances with your financial professional.


REDEMPTION FEES

REDEMPTION FEE ASSESSMENT

A short-term trading redemption fee may be assessed on any fund shares in a fund account that are redeemed during the first five (5) New York Stock Exchange trading days following their purchase date. The short-term trading redemption fee also applies to purchases made by exchange. This redemption fee will equal 2% of the amount redeemed (using standard rounding criteria) and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, by billing you. The redemption fee is not assessed on shares acquired through the reinvestment of dividends or distributions paid by a fund.

This redemption fee is imposed to discourage short-term trading and is paid to a fund to help offset any cost associated with such short-term trading. This redemption fee is not intended to accommodate short-term trading and each fund will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account in a fund and/or in your other TA IDEX fund accounts, TA IDEX may in its sole discretion determine that your trading activity may be detrimental to a fund as described in the "Market Timing/Excessive Trading" section and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the fund and/or (ii) reject or limit the method for requesting future redemptions out of the fund even if any such request would not exceed the guidelines described in this prospectus.

REDEMPTIONS THROUGH FINANCIAL INTERMEDIARIES


You are an investor subject to this 2% short-term trading redemption fee whether you are a direct shareholder of a fund or you are investing indirectly in a fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, an administrator or trustee of a tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains a master account (an "Omnibus Account") with the fund for trading on behalf of its customers. Currently, only certain intermediaries have the ability to collect each fund's redemption fee on the fund's behalf from their customers' accounts. As a result, the ability of each fund to monitor trades that are placed by Omnibus Accounts or other nominee accounts and assess redemption fees is severely limited in those instances in which a broker, administrator or other intermediary maintains the record of each fund's underlying beneficial owners. Even in the case of these intermediaries who are collecting the redemption fee, due to policy, operational and/or systems' requirements and limitations, these intermediaries may use criteria and methods for tracking, applying and/or calculating the fee that may differ in some respects from that of a fund. Each fund will continue to encourage all financial intermediaries to develop the capability to assess the redemption fee from their customers who invest in the fund. If you are investing in fund shares through a financial intermediary, you should contact your financial intermediary (or, in the case of a qualified retirement plan, your plan sponsor) for more information on any differences in how the redemption fee is applied to your investments in a fund.


WAIVER/EXCEPTIONS/CHANGES

Each fund reserves the right to waive the redemption fee at its discretion if the fund's transfer agent believes such waiver is consistent with the best interests of the fund and to the extent permitted or required by applicable law. In addition, each fund reserves the right to modify or eliminate the redemption fee or waivers at any time. You will receive 60 days' notice of any material changes, unless otherwise provided by law.

INVOLUNTARY REDEMPTIONS


Each fund reserves the right to close your account if the account value falls below the fund's minimum account balance, or you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the fund (such as market timing or frequent small redemptions), to the fullest extent permitted by law. Involuntary redemptions are subject to applicable redemption fees unless TA IDEX provides a waiver.


FEATURES AND POLICIES


MARKET TIMING/EXCESSIVE TRADING


Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into funds when their share prices are expected to rise and taking money out when their share prices expected to fall, and switching from one fund to another and then back again after a short period of time. As money is shifted in and out, a fund may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of fund shares may disrupt portfolio management, hurt fund performance and drive fund expenses higher. These costs are generally borne by all shareholders, including long-term investors who do not generate these costs.

THE TA IDEX BOARD OF TRUSTEES HAVE APPROVED POLICIES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING OR EXCESSIVE TRADING. IF YOU INTEND TO ENGAGE IN SUCH PRACTICES, WE REQUEST THAT YOU DO NOT PURCHASE SHARES OF ANY OF THE FUNDS. Each fund reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, which it reasonably determines to be in connection with market timing or excessive trading. The funds generally will consider four or more exchanges between funds, or frequent purchases and redemptions having a similar effect, during any rolling three-month period to be evidence of market timing or excessive trading by a shareholder or by accounts under common control (for example, related shareholders, or a financial adviser with discretionary trading authority over multiple accounts). However, the funds reserve the right to determine less active trading to be "excessive" or related to market timing.

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While the funds discourage market timing and excessive short-term trading, the funds cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through Omnibus Account arrangements. In addition, implementation of the funds' restrictions against market timing and excessive trading may require the cooperation of financial intermediaries, which cannot necessarily be assured. Reallocations in underlying TA IDEX funds by a TA IDEX Asset Allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or excess trading.


CHECKWRITING SERVICE (FOR CLASS A SHARES OF TA IDEX TRANSAMERICA MONEY MARKET
ONLY)


If you would like to use the checkwriting service, mark the appropriate box on the application or authorization form. Your TA IDEX Money Market fund account must have a minimum balance of $1,000 to establish check writing privileges. The fund will send you checks when it receives these properly completed documents. Checks must be written for at least $250 and investments made by check or ACH must have been in your account for at least 15 calendar days before you can write checks against them. A service fee of $10 applies for those checks written under $250. When the check is presented for payment, the fund will redeem a sufficient number of full and fractional shares in your account at that day's net asset value to cover the amount of the check. Checks presented against your account in an amount that exceeds your available balance will be returned for "insufficient funds" and your account will incur a $20 service fee. Due to dividends accruing on your account, it is not possible to determine your account's value in advance so you should not write a check for the entire value or try to close your account by writing a check. A stop payment on a check may be requested for a $20 service fee. If you request that a checkbook be delivered overnight, you will incur a $20 service fee, a $30 service fee for Saturday delivery, or a $15 service fee for 2-day express delivery. The payment of funds is authorized by the signature(s) appearing on the TA IDEX application or authorization form. Each signatory guarantees the genuineness of the other signatures.



The use of checks is subject to the rules of the TA IDEX designated bank for its checkwriting service. TA IDEX has chosen UMB Bank, N.A. as its designated bank for this service. UMB Bank, N.A., or its bank affiliate (the Bank), is appointed agent by the person(s) signing the TA IDEX application or authorization form (the Investor(s)) and, as agent, is authorized and directed upon presentment of checks to the Bank to transmit such checks to TA IDEX as requests to redeem shares registered in the name of the Investor(s) in the amounts of such checks.


This checkwriting service is subject to the applicable terms and restrictions, including charges, set forth in this prospectus. The Investor(s) agrees that he/she is subject to the rules, regulations, and laws governing check collection including the Uniform Commercial Code as enacted in the State of Missouri, pertaining to this checkwriting service, as amended from time to time. The Bank and/or TA IDEX has the right not to honor checks presented to it and the right to change, modify or terminate this checkwriting service at any time.

The checkwriting service is not available for IRAs, qualified retirement plans or Class B or Class C shares of TA IDEX Transamerica Money Market.

CUSTOMER SERVICE


Occasionally, TA IDEX experiences high call volume due to unusual market activity or other events that may make it difficult for you to reach a Customer Service Representative by telephone. If you are unable to reach TA IDEX by telephone, please consider visiting our website at www.idexfunds.com. You may also send instructions by mail, by fax, or by using the in-touch line.


UNCASHED CHECKS ISSUED ON YOUR ACCOUNT

If any check TA IDEX issues is returned by the Post Office as undeliverable, or remains outstanding (uncashed) for six months, we reserve the right to reinvest check proceeds back into your account at the net asset value next calculated after reinvestment. If applicable, we will also change your account distribution option from CASH to REINVEST. Interest does not accrue on amounts represented by uncashed checks.

MINIMUM DIVIDEND CHECK AMOUNTS

To control costs associated with issuing and administering dividend checks, we reserve the right not to issue checks under a specified amount. For accounts with the CASH BY CHECK dividend distribution option, if the dividend payment total is less than $10, the distribution will be reinvested into the account and no check will be issued.


MINIMUM ACCOUNT BALANCE


Due to the proportionately higher cost of maintaining customer accounts with balances below the stated minimums for each class of shares, TA IDEX reserves the right to close such accounts. However, TA IDEX will provide a 60-day notification to you prior to assessing a minimum account fee, or closing any account. The following describes the fees assessed to accounts with low balances:

No fees will be charged on:

- accounts opened within the preceding 24 months


- accounts with an active monthly Automatic Investment Plan ($50 minimum per fund account)


- accounts owned by an individual which, when combined by Social Security Number, have a balance of $5,000 or more

- accounts owned by individuals in the same household (by address) that have a combined balance of $5,000 or more

- UTMA/UGMA accounts

- Fiduciary accounts

- B-share accounts whose shares have started to convert to A-share accounts (as long as combined value of both accounts is at least $1,000)


-------------------------------------------------------------
ACCOUNT BALANCE               FEE ASSESSMENT
(PER FUND ACCOUNT)            (PER FUND ACCOUNT)
-------------------------------------------------------------
 If your balance is below     $25 fee assessed every
 $1,000 per fund account      year, until balance reaches
                              $1,000
-------------------------------------------------------------


TELEPHONE TRANSACTIONS

TA IDEX and its transfer agent, Transamerica Fund Services, Inc. ("TFS") are not liable for complying with telephone instructions that are deemed by them to be genuine. TA IDEX and TFS will employ reasonable procedures to help ensure telephone instructions are genuine. In situations where TA IDEX or TFS

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--------------------------------------------------------------------------------

reasonably believe they were acting on genuine telephone instructions, you bear the risk of loss. These procedures may include requiring personal identification, providing written confirmation of transactions, and tape recording conversations. TA IDEX reserves the right to modify the telephone redemption privilege at any time.


FIDUCIARY ACCOUNT MAINTENANCE FEES



Retirement plan accounts are subject to an annual custodial fee of $15 per fund account, with a maximum fee of $30 per Social Security Number. For example, an IRA in two fund accounts would normally be subject to a $30 annual custodial fee. An A-share account which only holds shares converted from a B-share account, and such B-share account, shall be considered one fund account for purposes of this fee. The fee is waived if the total of the retirement account(s) value per Social Security Number is more than $50,000.


PROFESSIONAL FEES

Your financial professional may charge a fee for his or her services. This fee will be in addition to any fees charged by TA IDEX. Your financial professional will answer any questions that you may have regarding such fees.

SIGNATURE GUARANTEE

A signature guarantee assures that a signature is genuine so that you are protected from unauthorized account transactions. Notarization is not an acceptable substitute. Acceptable guarantors only include participants in the Securities Transfer Agents Medallion Program (STAMP2000). Participants in STAMP2000 may include financial institutions such as banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange.

A signature guarantee is required if any of the following is applicable:


- You request a redemption above $100,000.


- You would like a check made payable to anyone other than the shareholder(s) of record.

- You would like a check mailed to an address which has been changed within 10 days of the redemption request.

- You would like a check mailed to an address other than the address of record.

- You would like your redemption proceeds wired to a bank account other than a bank account of record.


- You are adding or removing a shareholder from an account.


The funds reserve the right to require a signature guarantee under other circumstances or to reject or delay a redemption on certain legal grounds.

A signature guarantee may be refused if any of the following is applicable:

- It does not appear valid or in good form.

- The transaction amount exceeds the surety bond limit of the signature guarantee.

- The guarantee stamp has been reported as stolen, missing or counterfeit.

EMPLOYER SPONSORED ACCOUNTS

If you participate in an employer sponsored plan and wish to make an allocation change to your current fund selection, you or your financial professional must notify TA IDEX by phone or in writing. Please also remember to inform your employer of the change(s) to your fund allocation. Documentation received from your employer will be used to properly allocate your contributions. This documentation will supersede all other prior instructions received from you or your financial professional. (Note: If you perform a partial or complete exchange to a new fund selection, your current fund allocation will remain unchanged for future contributions unless specified otherwise.)

E-MAIL COMMUNICATION

As e-mail communications may not be secure, and because we are unable to take reasonable precautions to verify your shareholder and transaction information, we cannot respond to account-specific requests received via email. For your protection, we ask that all transaction requests be submitted only via telephone, mail or through the secure link on our website.

REINVESTMENT PRIVILEGE


Within a 90-day period after you sell your shares, you have the right to "reinvest" your money in any fund of the same class. You will not incur a new sales charge if you use this privilege within the allotted time frame. Any contingent deferred sales charge (CDSC) you paid on your shares will be credited to your account. You may reinvest the proceeds of a Class B share sale (less the CDSC) in Class A shares without paying the up-front sales charge. To take advantage of the 90-day reinvestment privilege, a written request must accompany your investment check.


STATEMENTS AND REPORTS

TA IDEX will send you a confirmation statement after every transaction that affects your account balance or registration. Please review the confirmation statement carefully and promptly notify TA IDEX in writing within 90 days of any error or you will be deemed to have ratified the transaction as reported to you. If you are enrolled in the Automatic Investment Plan and invest on a monthly basis, you will receive a quarterly confirmation. Information about the tax status of income dividends and capital gains distributions will be mailed to shareholders early each year.


Please retain your statements. If you require prior year statements TA IDEX may charge $10 per statement year up to a maximum of $50 per Social Security Number.


Financial reports for the funds, which include a list of the holdings, will be mailed twice a year to all shareholders.

SHARE CERTIFICATES

TA IDEX does not issue share certificates. If you are redeeming or exchanging shares represented by certificates previously issued by TA IDEX, you must return the certificates with your written redemption or exchange request. For your protection, send your certificates by registered mail, but do not endorse them.


HOW SHARE PRICE IS DETERMINED



The price at which shares are purchased or redeemed is the NAV that is next calculated following receipt and acceptance of a

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SECTION B -- SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------


purchase order in good order or receipt of a redemption order in good order by the fund or an authorized intermediary.



WHEN SHARE PRICE IS DETERMINED



The NAV of all funds is determined on each day the New York Stock Exchange ("NYSE") is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a fund does not price its shares (therefore, the NAV of a fund holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the funds).



Purchase orders received in good order and accepted and redemption orders received in good order before the close of business on the NYSE, usually 4:00 p.m. Eastern Time, receive the share price determined at the close of the NYSE that day (plus or minus applicable sales charges and/or redemption fees). Purchase and redemption requests received after the NYSE is closed receive the share price at the close of the NYSE the next day the NYSE is open. Purchase and redemption requests by telephone are deemed received when the telephone call is received.



Orders for shares of the TA IDEX Asset Allocation funds and corresponding orders for the TA IDEX underlying funds in which they invest are priced on the same day when orders for shares of the TA IDEX Asset Allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the TA IDEX Asset Allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding TA IDEX underlying funds on the same day, so that both orders generally will receive that both orders generally will receive a day's NAV.



HOW NAV IS DETERMINED



The NAV per share of each fund (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number or shares of the fund (or class) that are then outstanding.



In general, securities and other investments are valued at market value when market quotations are readily available. Securities traded on NASDAQ are valued at NASDAQ Official Closing Price ("NOCP"). Securities traded on a domestic securities exchange are valued at the last sale price on that exchange on the day the valuation is made. If no sale is reported, the mean of the last bid and asked prices is used. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are value based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services.



When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades, that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.



Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with funds' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV per share.


CHOOSING A SHARE CLASS

TA IDEX offers three share classes, in this prospectus, each with its own sales charge and expense structure. (TA IDEX Janus Growth offers an additional class, Class T, and TA IDEX Federated Tax Exempt offers an additional class, Class M, but Class T and Class M shares are not available to new investors.)

The amount of your investment and the amount of time that you plan to hold your shares will determine which class of shares you should choose. You should make this decision carefully because all of your future investments in your account will be in the same share class that you designate when you open your account. Your financial professional can help you choose the share class that makes the best sense for you.


If you are investing a large amount and plan to hold your shares for a long period, Class A shares may make the most sense for you. If you are investing a lesser amount, you may want to consider Class B shares (if you plan to invest for a period of at least 5 years), or Class C shares (if you plan to invest for a period of less than 5 years).


TA IDEX may, at any time and in its sole discretion, add, delete, or change the sales charges for any share class.

CLASS A SHARES - FRONT LOAD

With Class A shares, you pay an initial sales charge only when you buy shares. (The offering price includes the sales charge.) NOTE: You do not pay an initial sales charge on Class A TA IDEX Transamerica Money Market purchases. There are 12b-1 distribution and service fees of up to 0.35% per year.


If you are investing $1 million or more (either as a lump sum or through any of the methods in this prospectus), you can purchase Class A shares without any sales charge. However, if you redeem any of those shares within the first 24 months after buying them, you will pay a 1.00% CDSC, unless they were purchased through a 401(k) plan. Other substantial investments may enable you to purchase Class A shares at a reduced sales charge. See the section entitled "Waivers and/or Reductions of Charges" in this prospectus.

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CLASS B SHARES - BACK LOAD

With Class B shares, you pay no initial sales charge when you invest, but you are charged a CDSC when you sell shares you have held for five years or less, as described in the table below.

               CONTINGENT DEFERRED SALES CHARGE - CLASS B SHARES

                                          AS A % OF DOLLAR
                                          AMOUNT (SUBJECT
YEAR AFTER PURCHASING                        TO CHANGE)
-----------------------------------------------------------
  First                                          5%
  Second                                         4%
  Third                                          3%
  Fourth                                         2%
  Fifth                                          1%
  Sixth and Later                                0%

Class B shares purchased prior to March 1, 2004 are subject to a CDSC if redeemed during the first 6 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th and 6th years).

Class B shares automatically convert to Class A shares after eight years, lowering annual expenses after conversion.

Generally, effective March 1, 2004, the funds recommend that you do not make any additional purchases in Class B shares when you already hold more than $100,000 of Class B shares of the funds. The funds reserve the right to reject any request to purchase Class B shares of the funds if, as a consequence of such investment, you will hold more than $100,000 of Class B shares of the funds. While the funds generally reject any requests to purchase shares beyond that threshold, the funds cannot always recognize or detect such requests. In addition, when you make a request to purchase Class B shares directly with TA IDEX or through a broker/dealer or other financial intermediary, you may be asked to provide additional information about other Class B shares that you hold in the funds.

CLASS C SHARES - LEVEL LOAD


With Class C shares, you pay no initial sales charge. You will pay a 1.00% CDSC if shares are redeemed during the first 12 months. There are 12b-1 distribution and service fees of up to 1.00% per year. Class C shares purchased prior to March 1, 2004 are subject to the prior CDSC fee structure which was a 2% CDSC if shares are redeemed during the first 12 months, and a 1% CDSC if redeemed during the second 12 months. Prior to March 1, 2004, Class C shares were named Class L shares. On June 15, 2004, Class C2 shares were merged into Class C shares; on September 24, 2004, Class M shares were merged into Class C shares.



Currently, investors who purchase Class C shares of the funds through Merrill Lynch, Pierce, Fenner & Smith Incorporated will not be subject to any CDSC otherwise payable with respect to redemptions of such Class C shares of the funds. This CDSC waiver may be terminated at any time.


CLASS M SHARES - LEVEL LOAD (TA IDEX FEDERATED TAX EXEMPT ONLY)

(Closed to new investors)

Class M shares are sold in amounts up to $1 million. With Class M shares, you pay an initial sales charge of 1.00% based on offering price. (The offering price includes the sales charge.) There are 12b-1 distribution and service fees of 0.60% per year. If you redeem within 18 months from the date of purchase, you will incur a CDSC of 1.00%. The sales charge and CDSC only apply to shares purchased after February 28, 1999.

Class M shares purchased on or after November 1, 1999 automatically convert to Class A shares after 10 years, lowering annual expenses from that time on.

CLASS T SHARES (TA IDEX JANUS GROWTH ONLY)

(Closed to new investors)


When you buy Class T shares of TA IDEX Janus Growth, you pay an initial sales charge (the offering price includes the sales charge). You can reduce the sales charge percentage in the same ways that are described under Class A shares. Class T shares are not subject to annual 12b-1 distribution and service fees.


You pay no sales charge when you redeem Class T shares. As with Class A shares, if you pay no up-front sales charge because you are purchasing $1 million or more of Class T shares, you will pay a deferred sales charge of 1.00% if you redeem any of those shares within the first 24 months after buying them, unless they were purchased through a qualified retirement plan. The charge is assessed on an amount equal to the lesser of the then current market value or the original cost of the shares being redeemed. No sales charge is imposed on net asset value above the initial purchase.

Waivers of the sales charges are granted under certain conditions. Persons eligible to buy Class T shares at NAV may not impose a sales charge when they re-sell those shares.

CONTINGENT DEFERRED SALES CHARGE

Your shares may be subject to a CDSC. Dividends and capital gains are not subject to the sales charge. There is no charge on any increase in the value of your shares. TA IDEX will always use the first in, first out method to fulfill your redemption requests. If your shares are worth less than when you bought them, the charge will assessed on their current, lower value. In some cases, the sales charge may be waived.

WAIVERS AND/OR REDUCTIONS OF CHARGES


CLASS A AND CLASS T SALES CHARGE REDUCTIONS


You can lower the sales charge percentage in the following ways:


- Substantial investments receive lower sales charge rates (see tables below).



- The "rights of accumulation" allows you, your spouse and children under age 21 to include the value of your existing holdings in any class of shares of the TA IDEX funds to determine your Class A or T sales charge. Breakpoints are derived from the daily NAV at the market close, and the


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  current combined NAV value at the time of the purchase and the gross amount of the new purchase.



- A "Letter of Intent" ("LOI") allows you, your spouse and children under age 21 to count all share investments in a TA IDEX fund over the next 13 months, as if you were making them all at once, to qualify for reduced sales charges on your Class A or Class T investments. Purchases made up to 90 days prior to establishing your LOI will be counted toward meeting the amount stated in your LOI, and the 13 month period will then begin on the date of your first purchase within the 90 day period. Purchases applied at NAV made after the establishment of your LOI (as a result of another waiver or sales charge reduction) shall not count toward meeting the amount stated in your LOI. TA IDEX will reserve a portion of your shares to cover any additional sales charge that may apply if you do not purchase the amount stated in your LOI.


- By investing as part of a qualified group. A "qualified group" is one which has previously been in existence, has a purpose other than investment, has agreed to include fund sales publications in mailings to members and has agreed to comply with certain administrative requirements relating to its group purchases. To establish a group purchase program, both the group itself and each participant must fill out the appropriate application materials. Please contact TA IDEX Customer Service (1-888-233-4339) for further information and assistance.

- By investing in a SIMPLE IRA plan, you and all plan participants will receive a reduced sales charge on all plan contributions that exceed quantity discount amounts.

-------------------------------------------------------------
CLASS A SHARE QUANTITY DISCOUNTS
(ALL FUNDS EXCEPT TA IDEX BOND FUNDS(1) AND
TA IDEX TRANSAMERICA MONEY MARKET(2))
                                       SALES      SALES
                                     CHARGE AS    CHARGE
                                       % OF      AS % OF
                                     OFFERING     AMOUNT
AMOUNT OF PURCHASE*                    PRICE     INVESTED
-------------------------------------------------------------
  Under $50,000                        5.50%       5.82%
  $50,000 to under $100,000            4.75%       4.99%
  $100,000 to under $250,000           3.50%       3.63%
  $250,000 to under $500,000           2.75%       2.83%
  $500,000 to under $1,000,000         2.00%       2.04%
  $1,000,000 and over                  0.00%       0.00%
-------------------------------------------------------------

-------------------------------------------------------------
CLASS A SHARE QUANTITY DISCOUNTS
(TA IDEX BOND FUNDS(1))
                                       SALES      SALES
                                     CHARGE AS    CHARGE
                                       % OF      AS % OF
                                     OFFERING     AMOUNT
AMOUNT OF PURCHASE*                    PRICE     INVESTED
-------------------------------------------------------------
  Under $50,000                        4.75%       4.99%
  $50,000 to under $100,000            4.00%       4.17%
  $100,000 to under $250,000           3.50%       3.63%
  $250,000 to under $500,000           2.25%       2.30%
  $500,000 to under $1,000,000         1.25%       1.27%
  $1,000,000 and over                  0.00%       0.00%
-------------------------------------------------------------

-------------------------------------------------------------
CLASS T SHARE QUANTITY DISCOUNTS
(TA IDEX JANUS GROWTH)
                                       SALES      SALES
                                     CHARGE AS    CHARGE
                                       % OF      AS % OF
                                     OFFERING     AMOUNT
AMOUNT OF PURCHASE*                    PRICE     INVESTED
-------------------------------------------------------------
  Under $10,000                        8.50%       9.29%
  $10,000 to under $25,000             7.75%       8.40%
  $25,000 to under $50,000             6.25%       6.67%
  $50,000 to under $75,000             5.75%       6.10%
  $75,000 to under $100,000            5.00%       5.26%
  $100,000 to under $250,000           4.25%       4.44%
  $250,000 to under $500,000           3.00%       3.09%
  $500,000 to under $1,000,000         1.25%       1.27%
  $1,000,000 and over                  0.00%       0.00%
-------------------------------------------------------------

(1) TA IDEX bond funds includes TA IDEX Transamerica Flexible Income, TA IDEX Transamerica Convertible Securities, TA IDEX PIMCO Total Return, TA IDEX PIMCO Real Return TIPS, TA IDEX Transamerica Conservative High-Yield Bond and TA IDEX Federated Tax Exempt.

(2) There is no sales charge on Class A Shares of TA IDEX Transamerica Money Market.


*The funds' distributor, AFSG Securities Corporation ("AFSG"), must be notified when a purchase is made that qualifies under any of the above provisions. Consequently, when a purchaser acquires shares directly from TA IDEX, he/she must indicate in his/her purchase order that such purchase qualifies under any of the above provisions, and must provide enough information to substantiate that claim. When a purchaser acquires shares through a dealer or other financial intermediary, he/she must inform his/her dealer or other financial intermediary of any facts that may qualify a purchase for any of the above provisions, such as, for example, information about other holdings of Class A or Class T shares of the funds that the purchaser has, directly with TA IDEX, or through other accounts with dealers or financial intermediaries. To substantiate a claim, it may be necessary for a purchaser to provide AFSG or his/her dealer or other financial intermediary information or records regarding shares of TA IDEX held in all accounts (e.g., retirement plan accounts) of the purchaser directly with TA IDEX or with one or several dealers or other financial intermediaries, including to substantiate "rights of accumulation" accounts held by a spouse and children under age 21.


WAIVER OF CLASS A AND T INITIAL SALES CHARGES

Class A and Class T shares may be purchased without a sales charge by:


- Current or former TA IDEX trustees, directors, officers, full-time employees or sales representatives (including immediate family members of the foregoing) of TA IDEX, TFAI, any of the sub-advisers, any of their affiliates or family members thereof.


- Directors, officers, full-time employees and sales representatives of dealers having a sales agreement with AFSG.

- Any trust, pension, profit-sharing or other benefit plan for any of the foregoing persons.

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- "Wrap" accounts for the benefit of clients of certain broker-dealers, financial institutions or financial planners, who have entered into arrangements with TA IDEX or AFSG.


- For qualified retirement plans only, TA IDEX will treat Class A share purchases in an amount of less than $1 million that are sponsored by employers with 100 or more eligible employees as if such purchases were equal to an amount in excess of $1 million.



- TA IDEX Asset Allocation portfolio investments in underlying TA IDEX funds.


Persons eligible to buy Class A and Class T shares at NAV may not impose a sales charge when they re-sell those shares.

WAIVER OF CLASS A, CLASS B, CLASS C, CLASS M AND CLASS T CONTINGENT DEFERRED SALES CHARGES


You will not be assessed a sales charge for shares if you sell in the following situations:


- Following the death of the shareholder on redemptions from the deceased person's account only. If this deceased person's account is re-registered to another name, sales charges would continue to apply to this new account. The transfer agent will require satisfactory proof of death before it determines to waive the CDSC fee.

- Following the total disability of the shareholder (as determined by the Social Security Administration - applies only to shares held at the time the disability is determined). The transfer agent will require satisfactory proof of disability before it determines to waive the CDSC fee.

- On redemptions made under TA IDEX's systematic withdrawal plan (may not exceed 12% of the account value per fund on the day the systematic withdrawal plan was established). NOTE: The amount redeemed under this waiver does not need to be under a systematic withdrawal plan. If it is not under a systematic withdrawal plan, it is limited to one redemption per calendar year up to 12% of your account balance per fund at the time of redemption.

- If you redeem your shares and reinvest the proceeds in the same class of any fund within 90 days of redeeming, the sales charge on the first redemption is waived.


Information on sales charge reductions and/or waivers can also be found on the TA IDEX website at www.idexfunds.com.


DISTRIBUTION OF SHARES

DISTRIBUTION PLANS

The Board of Trustees of TA IDEX has adopted a 12b-1 Plan for classes of shares in certain funds of TA IDEX. (See the asset allocation funds for special 12b-1 fees for those funds.)

DISTRIBUTION OF CLASS A SHARES. AFSG receives the sales fees or loads imposed on these shares (up to 5.50% of the offering price, which includes the sales load) and reallows a portion of those fees to the sellers of the shares. AFSG also receives fees under a Rule 12b-1 Plan of Distribution. Under its Plan for Class A shares, the funds may pay AFSG a distribution fee of up to 0.35% annually which includes a service fee of 0.25%. Fees are based on the average daily net assets of Class A shares.

However, if the service fees rise, the distribution fee is lowered so that the total fees payable don't exceed 0.35% annually.

DISTRIBUTION OF CLASS B SHARES. For these shares, the funds may pay AFSG an annual distribution fee of up to 1.00%, which includes an annual service fee of 0.25%.

DISTRIBUTION OF CLASS C SHARES. For these shares, the funds may pay AFSG an annual distribution of up to 1.00%, which includes an annual service fee of 0.25%.

DISTRIBUTION OF CLASS M SHARES (TA IDEX FEDERATED TAX EXEMPT ONLY). For these shares, the funds may pay AFSG an annual distribution fee of up to 0.60%, which includes an annual service fee of 0.25%. Class M shares are closed to new shareholders.

CLASS T SHARES (TA IDEX JANUS GROWTH ONLY). This class of shares does not have a 12b-1 Plan of Distribution, and is closed to new shareholders.

THE EFFECT OF RULE 12b-1. Because the funds have 12b-1 Plans, even though Class B and C shares do not carry up-front sales loads, the higher distribution and service fees payable by those shares may, over time, be higher than the total fees paid by owners of Class A and M shares. In general, because 12b-1 plan fees are paid on an ongoing basis, these fees will increase the cost of your investment and may cost more than other types of sales charges. For a complete description of the funds' 12b-1 Plans, see the SAI.


OTHER DISTRIBUTION OR SERVICE ARRANGEMENTS



Transamerica Capital, Inc. ("TCI") (an affiliate of TFAI, TIM and AFSG), TFAI, TIM and other fund sub-advisers, directly or through TCI, out of their own resources and not out of fund assets (i.e., without additional cost to the funds or their shareholders), may provide additional cash payments or non-cash compensation to some, but not all, brokers and other financial intermediaries who sell shares of the funds or render investor services to fund shareholders. Such payments and compensation are in addition to the sales charges, Rule 12b-1 plan fees, service fees and other fees paid, directly or indirectly, by the funds to such brokers and other financial intermediaries. These arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing arrangements are not financed by the funds, and thus, do not result in increased fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of this prospectus, and they do not change the price paid by investors for the purchase of a fund's shares or the amount received by a shareholder as proceeds from the redemption of fund shares.



Such additional cash payments may be made to brokers and other financial intermediaries that provide services to the funds and/or shareholders in the funds, including (without limitation) shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the broker or other financial intermediary. Cash compensation may also be paid to brokers and other financial intermediaries for inclusion of the funds on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement or compensation in cases where the broker or other financial intermediary provides services to fund


                                       139
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SECTION B -- SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------


shareholders. To the extent permitted by applicable law, TCI and other parties may pay or allow other incentives and compensation to brokers and other financial intermediaries. TCI and the other parties making these payments generally assess the advisability of continuing making these payments periodically.



These payments may take a variety of forms, including (without limitation) compensation for sales, "trail" fees for shareholder servicing and maintenance of investor accounts, and finder's fees that vary depending on the fund or share class and the dollar amount of shares sold. Revenue sharing payments may be structured: (i) as a percentage of gross or net sales, and/or; (ii) as a percentage of gross or net assets under management; and/or (iii) as a fixed or negotiated dollar-amount. As of the date of this Prospectus, TCI may make revenue sharing payments equal to a percentage of periodic sales, such as monthly or quarterly sales, ranging from 5bps to 45bps. Basis points, or "bps", on sales are calculated as a fraction of a percentage of gross or net sales. In other words, 5 bps means 0.05 of 1% of gross/net sales. Basis points on assets under management (AUM) are calculated by dividing the total annual basis points by the number of payments per year multiplied by the AUM at the end of each period. In other words, 5 annual basis points on AUM payable on a quarterly basis means 1.25% times the AUM at each quarter end.



In addition, TCI participates in ticket charge programs with broker/dealers in which TCI reimburses the broker/dealer for ticket charges or modifies its payment from $0 to $20, depending upon the amount of the ticket charge. TCI also pays a flat networking charge of $1.50 per account per year to three of its financial intermediaries, pays a flat entry fee of $75,000 to one intermediary, and pays flat annual fees ranging from $2,500 to $17,500 to certain of its financial intermediaries. TCI is also committed to pay to participate in meetings and events of other broker/dealers and banks.



As of the date of this prospectus, TCI has such revenue sharing arrangements with approximately 42 brokers and other financial intermediaries, of which some of the more significant include arrangements with The Advisors Group, Associated Securities, Inc., AXA Financial, Cambridge Investment Research, Centaurus Financial, Duerr Financial Corp, Hantz Financial Services, Harbour Investments, Investors Capital, Janney Montgomery Scott, Legg Mason, Merrill Lynch, Mutual of Omaha, Nathan & Lewis, Park Avenue Securities, PNC, Prudential Investments, Questar Capital, RBC Dain Rauscher, Salomon Smith Barney, Securities America, Signator Investors, Transamerica Financial Resources, UBS Financial, Union Planners Financial Services, Vera Vest, Wachovia Securities, and Ziegler.



For the calendar year ended December 31, 2004, TCI paid approximately $2,825,000.00 to various brokers and other financial intermediaries in connection with revenue sharing arrangements. For the same period, TCI received revenue sharing payments ranging from $1,000 to $30,000 for a total of $316,000 from the following Fund Managers/Advisors to participate in its events: T. Rowe Price; Morgan Keegan; American Century; Transamerica Investment Management; Fidelity; Merrill Lynch; Pacific Investment Management, LLC; Van Kampen Investments; Transamerica Life Insurance Company; Prudential; Janus Capital Management; ING Clarion CRA; and Mutual of Omaha.



In addition, while AFSG typically pays most of the sales charge applicable to the sale of fund shares to brokers and other financial intermediaries through which purchases are made, AFSG may, on occasion, pay the entire sales charge. (Additional information about payments of sales charges to brokers is available in the section titled "Dealer Reallowances" of the SAI.)



From time to time, TCI, its affiliates and/or TFAI and/or fund sub-advisers may also pay non-cash compensation to brokers and other financial intermediaries in the form of, for example: (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events. For example, representatives of TCI visit brokers and other financial intermediaries on a regular basis to educate them about the funds and to encourage the sale of fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.



The compensation or reimbursement received by brokers and other financial intermediaries through sales charges, other fees payable from the funds, and/or revenue sharing arrangements for selling shares of the funds may be more or less than the overall compensation or reimbursement on similar or other products and may influence your broker or other financial intermediary to present and recommend the funds over other investment options available in the marketplace. In addition, depending on the arrangements in place at any particular time, your broker or other financial intermediary may have a financial incentive for recommending a particular class of fund shares over other share classes.



Shareholders may obtain more information about these arrangements, including the conflicts of interests that such arrangements may create, from their brokers and other financial intermediaries, and should so inquire if they would like additional information. A shareholder may ask his/her broker or financial intermediary how he/she will be compensated for investments made in the funds.



Although a fund may use financial firms that sell fund shares to effect transactions for the fund's portfolio, the fund and its investment adviser or sub-adviser will not consider the sale of fund shares as a factor when choosing financial firms to effect those transactions.


                                       140
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UNDERWRITING AGREEMENT


TA IDEX has an Underwriting Agreement with AFSG Securities Corporation (AFSG), located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of TFAI and TA IDEX. Under this agreement, AFSG underwrites and distributes all classes of fund shares and bears the expenses of offering these shares to the public. The funds pay AFSG, or its agent, fees for its services. Of the distribution and service fees it receives for Class A and B shares, AFSG, or its agent, reallows or pays to brokers or dealers who sold them 0.25% of the average daily net assets of those shares. In the case of Class C or M shares, AFSG or its agent reallows its entire fee to those brokers or dealers.


DISTRIBUTIONS AND TAXES

TAXES ON DISTRIBUTIONS IN GENERAL

Each fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year. Although a fund will not have to pay income tax on amounts it distributes to shareholders, most shareholders will be taxed on amounts they receive. Shareholders who are not subject to tax on their income, such as qualified retirement accounts and other tax-exempt investors, generally will not be required to pay any tax on distributions. (See below for special rules applicable to particular funds.) If a fund declares a dividend in October, November, or December but pays it in January, you will be taxed on the dividend as if you received it in the previous year.

You normally will be taxed on distributions you receive from a fund, regardless of whether they are paid to you in cash or are reinvested in additional fund shares. A particular distribution generally will be taxable as either ordinary income or as long-term capital gain. Distributions that are derived from net long-term capital gains will typically be taxed as long-term capital gain. Other distributions will usually be taxable as ordinary income. Except as described below, the tax consequences of a distribution do not depend upon how long you held your fund shares.


Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains and from certain qualifying dividends. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the funds are generally taxed to individual taxpayers:


- Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

- Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

                                       141
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- A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

- Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer. As a result, distributions from funds that invest primarily in debt securities, such as money market funds and bond funds, will not generally qualify for the 15% rate.


Each fund will send you a tax report annually summarizing the amount of and the tax aspects of your distributions.


DISTRIBUTIONS FROM TA IDEX FEDERATED TAX EXEMPT

TA IDEX Federated Tax Exempt expects to distribute primarily exempt-interest dividends. These dividends will be exempt income for federal income tax purposes, whether reinvested or received in cash. However, dividends from the fund may not be entirely tax-exempt and any distributions by the fund of net long-term capital gains will generally be taxable to you as long-term capital gains. Distributions from the fund may be subject to state and local taxes.

Your annual statement will provide you with information about the exempt-interest dividends you have received. You must disclose this information on your federal tax return. The statement will also report the amount that relates to private activity bonds which could be subject to the alternative minimum tax (AMT). If you are subject to the AMT, please consult your tax advisor regarding the implications of holding shares in TA IDEX Federated Tax Exempt. If you receive Social Security or railroad retirement benefits, please consult your tax advisor and be aware that exempt-interest dividends will be considered for the purpose of determining to what extent your benefits will be taxed. Interest on indebtedness incurred by you to purchase or carry shares of TA IDEX Federated Tax Exempt generally will not be deductible for federal income tax purposes.

TAXES ON THE SALE OR EXCHANGE OF SHARES

If you sell shares of a fund or exchange them for shares of another fund, you generally will have a capital gain or loss, which will be long-term capital gain if you held the shares for more than one year and otherwise short-term capital gain. Such gain or loss is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds (or the value of the shares received in the case of an exchange), you will recognize a taxable loss on the sale of shares of the fund. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares.

Note that money market funds typically maintain a stable net asset value of $1.00 per share. Assuming that is the case during the period when you own shares of TA IDEX Transamerica Money Market, then you will typically not recognize gain or loss upon the sale, redemption, or exchange of shares of this fund.

If you receive an exempt-interest dividend on shares that you held for six months or less, any loss on the sale, redemption, or exchange of the shares will be disallowed to the extent of such exempt-interest dividend amount.

WITHHOLDING TAXES

As with all mutual funds, a fund may be required to withhold U.S. federal income tax at the fourth lowest tax rate applicable to unmarried individuals (currently 28%) of all taxable distributions payable to you if you fail to provide the fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax, but is a method in which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

NON-RESIDENT ALIEN WITHHOLDING


If you are a non-U.S. investor, you must provide a U.S. mailing address to establish an account. If your mailing address changes to a non-U.S. address, no future purchases will be accepted and any dividend or capital gain distribution will be mailed to you. Shareholders that are not U.S. investors under the federal tax laws may be subject to U.S. withholding and are generally subject to special U.S. tax certification requirements.



Additionally, a valid W-8BEN form is required if you are not a U.S. citizen or resident alien. Documentary evidence may also be required to accompany the W-8BEN form.



TA IDEX PIMCO REAL RETURN TIPS



Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the fund's gross income. Due to original issue discount, the fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to inflation, amounts previously distributed in the taxable year may be characterized in some circumstances as return of capital.



Any increase in principal for an inflation-indexed security resulting from inflation adjustments is considered by IRS regulations to be taxable income in the year it occurs. This means that taxes must be paid on principal adjustments and interest even though these amounts are not received until the bond matures.



This section applies only to federal income tax; the consequences under other tax laws may differ. Shareholders should consult their tax advisers as to the possible application of foreign, state and local income.


                                       142
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OTHER TAX INFORMATION

This tax discussion is for general information only. In addition to federal income taxes, you may be subject to state, local or foreign taxes on payments received from TA IDEX. More information is provided in the SAI. You should also consult your own tax advisor for information regarding all tax consequences applicable to your investments in TA IDEX.


ASSET ALLOCATION FUNDS


The asset allocation funds, TA IDEX Asset Allocation - Conservative Portfolio, TA IDEX Asset Allocation - Moderate Portfolio, TA IDEX Asset
Allocation - Moderate Growth Portfolio and TA IDEX Asset Allocation - Growth Portfolio, may own a significant portion of the shares of a TA IDEX fund. Transactions by the asset allocation funds may be disruptive to the management of an underlying TA IDEX fund.

INVESTMENT POLICY CHANGES

TA IDEX American Century Large Company Value, TA IDEX Transamerica Equity, TA IDEX T. Rowe Price Small Cap, TA IDEX Great Companies - Technology(SM), TA IDEX Small/Mid Cap Value, TA IDEX T. Rowe Price Health Sciences, TA IDEX PIMCO Real Return TIPS, TA IDEX Transamerica Conservative High-Yield Bond, TA IDEX Convertible Securities, TA IDEX Clarion Real Estate Securities, and TA IDEX Federated Tax Exempt, as part of each fund's investment policy, invest at least 80% of its assets (defined as net assets plus the amount of any borrowings for investment purposes) in certain securities as indicated in this prospectus. Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rules then in effect.

NOTE: Unless expressly designated as fundamental, all policies and procedures of the funds may be changed by TA IDEX's Board of Trustees without shareholder approval. To the extent authorized by law, TA IDEX and each of the funds reserve the right to discontinue offering shares at any time, or to cease operations entirely.

APPENDIX A

EXPLANATION OF STRATEGIES AND RISKS
--------------------------------------------------------------------------------

HOW TO USE THIS SECTION

In the discussions of the individual fund(s) in which you invest, you found descriptions of the principal strategies and risks associated with such fund(s). In those pages, you were referred to this section for a more complete description of the risks of both principal and non-principal investments. For best understanding, first read the description of the fund you are interested in. Then refer to this section and read about the risks particular to that fund. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

DIVERSIFICATION

The Investment Company Act of 1940 ("1940 Act") classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a fund's assets over a number of issuers to reduce risk. A non-diversified fund has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified fund, its share price can be expected to fluctuate more than a diversified fund.

All of the funds (except, TA IDEX Clarion Real Estate Securities, TA IDEX Salomon All Cap, TA IDEX Great Companies - America(TM), TA IDEX T. Rowe Price Health Sciences, TA IDEX PIMCO Real Return TIPS and TA IDEX Great Companies - Technology(TM)) qualify as diversified funds under the 1940 Act. The diversified funds are subject to the following diversification requirements (which are set forth in full in the SAI):

- As a fundamental policy, with respect to 75% of the total assets of a fund, the fund may not own more than 10% of the outstanding voting shares of any issuer (other than U.S. government securities) as defined in the 1940 Act and, with respect to some funds, in other types of cash items.

- As a fundamental policy with respect to 75% of the total assets of a fund, the fund will not purchase a security of any issuer if such would cause the portfolio's holdings of that issuer to amount to more than 5% of the fund's total assets.

TA IDEX Salomon All Cap, TA IDEX Great Companies - America(SM), TA IDEX Great Companies - Technology(SM), TA IDEX Clarion Real Estate Securities, TA IDEX PIMCO Real Return TIPS and TA IDEX T. Rowe Price Health Sciences each reserves the right to become a diversified investment company (as defined by the 1940
Act).

CONCENTRATION

Unless otherwise stated in a fund's objective or its principal strategies and policies, as a fundamental policy governing concentration, no fund will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies.

INVESTING IN COMMON STOCKS

Many factors cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. When your fund holds stocks, there is a risk that some or all of them may be down in price when you choose to sell fund shares, causing you to lose money. This is called market risk.

INVESTING IN PREFERRED STOCKS

Because these stocks come with a promise to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES, PREFERRED STOCKS, AND BONDS

Since preferred stocks and corporate bonds pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities go up and down in price as the common stock does, adding to their market risk.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk because even though your fund may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile fund is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, though the factors causing this are different, including:

- CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

- LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

- DEFAULTS. All bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

- DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service (Moody's) and Standard & Poors Ratings Group (S&P). The stronger the financial backing behind the

                                   APPENDIX A-1

APPENDIX A

EXPLANATION OF STRATEGIES AND RISKS
--------------------------------------------------------------------------------

  bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

- LOW RATING. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, subject to greater price volatility and are less liquid.

- LACK OF RATING. Some bonds are considered speculative, or for other reasons are not rated. Such bonds must pay a higher interest rate in order to attract investors. They're considered riskier because of the higher possibility of default or loss of liquidity.

- LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash). Please see Appendix B for a description of bond ratings.

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks not usually associated with U.S. securities, including:

- CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops, the value of your fund shares could drop too, even if the securities are strong. Dividend and interest payments may be lower. Factors affecting exchange rates are: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and any currency manipulation by banks.

- CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation.

- CURRENCY TRADING COSTS. Some funds also invest in American Depositary Receipts (ADRs) and American Depositary Shares (ADSs). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS. The fund incurs costs when it converts other currencies into dollars, and vice-versa.

- DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

- LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

- LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S.

- MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a fund might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

- LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

- SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

- HIGHER CUSTODIAL CHARGES. Fees charged by the fund's custodian for holding shares are higher for foreign securities than those of domestic securities.

- VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Fund interest, dividends and capital gains may be subject to foreign withholding taxes.

- POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities. Regulation of banks and capital markets can be weak.

- DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before your transaction occurs.

- HEDGING. A fund may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a fund's currency exposure from one currency to another removes the fund's opportunity to profit from the original currency and involves a risk of increased losses for the fund if the sub-adviser's projection of future exchange rates is inaccurate.

- EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a fund investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND DERIVATIVES

Besides conventional securities, your fund may seek to increase returns by investing in financial contracts related to its primary

                                   APPENDIX A-2

APPENDIX A

EXPLANATION OF STRATEGIES AND RISKS
--------------------------------------------------------------------------------

investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include:

DERIVATIVES. Certain of the funds use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed.

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a fund and a counterparty to exchange or swap investment cash flows or asses at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions and therefore they are less liquid investment than exchange-traded instruments. A fund bears the risk that the counterparty could default under a swap agreement. Further, certain funds may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index of investment. These notes expose a fund economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a fund may receive more or less principal that it originally invested. A fund might receive interest payments on the note that are more or less than the stated coupon interest payments.

A fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the funds:

- MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

- CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

- LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

- LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a fund uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each fund will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

- LACK OF AVAILABILITY. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a fund will engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

- MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. If a fund manager incorrectly forecasts the value of securities, currencies or interest rates or other economic factors in using derivatives for a fund, the fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, the can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. A fund may also have to buy or sell a security at a disadvantageous time or price because the fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

  Other risks in using derivatives include the risk of mis-pricing or improper valuation or derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a fund's use of derivatives may cause the fund to realize higher amounts of

                                   APPENDIX A-3

APPENDIX A

EXPLANATION OF STRATEGIES AND RISKS
--------------------------------------------------------------------------------

short-term capital gains (generally taxed at ordinary income tax rates) than if the fund had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS

These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market or even relatively nominal rates. Under some conditions, the redemption value of such an investment could be zero. Hybrids can have volatile prices and limited liquidity, and their use may not be successful.

INVESTING IN STOCK INDEX FUTURES

Futures involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

- inaccurate market predictions;

- imperfect correlation;

- illiquidity;

- tax consequences;

- potential unlimited loss; and

- volatile net asset value due to substantial fluctuations in the value of these futures.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the fund's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a fund's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED INCOME INSTRUMENTS


Some funds invest in "Fixed Income Instruments," which as used in the relative fund's prospectus include, among others:


- securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");

- corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

- mortgage-backed and other asset-backed securities;

- inflation-indexed bonds issued both by governments and corporations;

- structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;

- delayed funding loans and revolving credit facilities;

- bank certificates of deposit, fixed time deposits and bankers' acceptances;

- repurchase agreements and reverse repurchase agreements;

- debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;

- obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and

- obligations of international agencies or supranational entities.


Some funds may invest in derivatives based on Fixed Income Instruments.


ZERO COUPON SECURITIES

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payment).

Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

GENERAL OBLIGATION BONDS

General obligation bonds are supported by the issuer's power to exact property or other taxes. The issuer must impose and collect taxes sufficient to pay principal and interest on the bonds. However, the issuer's authority to impose additional taxes may be limited by its charter or state law.

SPECIAL REVENUE BONDS

Special revenue bonds are payable solely from specific revenues received by the issuer such as specific taxes, assessments, tolls, or fees. Bondholders may not collect from the municipality's general taxes or revenues. For example, a municipality may issue bonds to build a toll road, and pledge the tolls to repay the bonds. Therefore, a shortfall in the tolls normally would result in a default on the bonds. Investors in these bonds are exposed to the credit standing of the municipality. If the municipality defaults on the bonds, there may be a loss on the investment.

PRIVATE ACTIVITY BONDS

Private activity bonds are special revenue bonds used to finance private entities. For example, a municipality may issue bonds to finance a new factory to improve its local economy. The municipality would lend the proceeds from its bonds to the company using the factory, and the company would agree to make loan payments sufficient to repay the bonds. The bonds would be payable solely from the company's loan payments, not from any other revenues of the municipality. Therefore any default on the loan normally would result in a default on the bonds.


The interest on many types of private activity bonds is subject to Alternate Minimum Tax (AMT).


                                   APPENDIX A-4

APPENDIX A

EXPLANATION OF STRATEGIES AND RISKS
--------------------------------------------------------------------------------

VARIABLE RATE DEMAND INSTRUMENTS

Variable rate demand instruments are tax exempt securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The funds treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even though their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the Issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed income security based solely upon its credit enhancement.

INVESTING IN TAX-EXEMPT SECURITIES

Some municipal obligations pay interest that, while tax-exempt, may be considered a "preference item" for determining the federal alternative minimum tax. This may result in your paying more tax than you would have otherwise. Also, Congress periodically threatens to limit or do away with the tax exemption on municipal obligations. If that happened, it could substantially reduce the value of your fund's assets.

INVESTING IN SPECIAL SITUATIONS

Each fund may invest in "special situations" from time to time. Special situations arise when, in the opinion of a fund manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

- a new product or process;

- a management change;

- a technological breakthrough;

- an extraordinary corporate event; or

- a temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a fund will depend on the size of the fund's investment in a situation.

TAX-EFFICIENT MANAGEMENT

Certain managers strive to manage each fund in a tax-efficient manner. Each relevant fund seeks to minimize capital gains distributions through its investment strategy. To do so, managers generally seek to follow the following strategies:

(1) Whenever the manager intends to make a sale, the manager will seek to always sell the highest cost lots; when the manager expects the sale will result in a capital gain, the manager looks for a capital loss than can be taken in another stock where the sale also makes economic sense.

(2) When taxable dividends and interest accumulates, the managers looks for short term losses to take to offset the income. In either case, the manager tries to accomplish this tax efficiency without compromising the investment opportunity in the fund.

There is no guarantee an attempt to manage a fund portfolio in a tax-efficient manner will be successful.

PORTFOLIO TURNOVER

A fund may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these funds, although certain tax rules may restrict a fund's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a fund. The funds ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

INVESTMENT STRATEGIES

A fund is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the funds' Board of Trustees. No fund is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the funds to other risks and considerations, which are discussed in the funds' SAI.

GROWTH INVESTING

Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A fund may underperform other funds that employ a different style. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Growth-oriented funds typically will underperform when value investing is in favor.

ASSET ALLOCATION FUNDS

The performance of the asset allocation funds is dependent largely upon the performance of the underlying funds in which they invest. Each underlying fund's performance, in turn, depends on the particular securities in which that underlying fund invests. Accordingly, the fund is subject, indirectly, to all of the risks associated with its underlying funds.

In addition, each asset allocation fund bears its pro rata share of the underlying funds' expenses, and is subject to the effects of business and regulatory developments that affect the underlying funds, and the investment company industry generally.

                                   APPENDIX A-5

APPENDIX A

EXPLANATION OF STRATEGIES AND RISKS
--------------------------------------------------------------------------------

VARIOUS INVESTMENT TECHNIQUES

Various investment techniques are utilized to increase or decrease exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative securities and transactions such as buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements and purchasing indexed securities. These techniques are designed to adjust the risk and return characteristics of the fund's portfolio of investments and are not used for leverage. Use of such strategies may result in a fund manager's failure to achieve the fund's goals. Also, limiting losses in this manner may cap possible gains.

RESERVE INVESTMENT FUNDS

TA IDEX T. Rowe Price Small Cap, TA IDEX T. Rowe Price Health Sciences and TA IDEX T. Rowe Price Tax-Efficient Growth may invest in money market instruments directly or indirectly through investment in an internally managed money market fund, the T. Rowe Price Reserve Investment Funds, Inc. (Reserve Fund). The T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund, each a series of the Reserve Fund, are advised by T. Rowe Price and charge no advisory fees to the investment manager, but other fees may be incurred which may result in a duplication of fees. Further information is included in the SAI.

IPOS

Initial public offerings (IPOs) are subject to specific risks which include, among others:

- high volatility;

- no track record for consideration;

- securities are less liquid; and

- earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, a fund may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a fund increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a fund assumes a temporary defensive position it may not be able to achieve its investment objective.

INTERNET, INTRANET OR SECTOR RISK

Certain funds may invest primarily in companies engaged in Internet and Intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such funds' shares may fluctuate more than shares of a fund investing in a broader range of industries.

SHORT SALES

A fund may sell securities "short against the box." A short sale is the sale of a security that the fund does not own. A short sale is "against the box" if at all times when the short position is open, the fund owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The fund may outperform or underperform other funds that employ a different investment style. The fund may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

                                   APPENDIX A-6

APPENDIX B

BOND RATINGS
--------------------------------------------------------------------------------

                                  BOND RATINGS
                                   APPENDIX B

BRIEF EXPLANATION OF RATING CATEGORIES

                                     BOND RATING                           EXPLANATION
                                     -----------                           -----------
STANDARD & POOR'S CORPORATION         AAA          Highest rating; extremely strong capacity to pay principal and interest.
                                      AA           High quality; very strong capacity to pay principal and
                                                   interest.
                                      A            Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
                                      BBB          Adequate capacity to pay principal and interest; normally
                                                   exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.
                                      BB,B,        Predominantly speculative with respect to the issuer's
                                      CCC,CC,C     capacity to meet required interest and principal payments.
                                                   BB -- lowest degree of speculation; C -- the highest degree of speculation. Quality and protective characteristics
                                                   outweighed by large uncertainties or major risk exposure to adverse conditions.
                                      D            In default.

PLUS (+) OR MINUS (-) -- The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

UNRATED -- Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

MOODY'S INVESTORS SERVICE, INC.       Aaa          Highest quality, smallest degree of investment risk.
                                      Aa           High quality; together with Aaa bonds, they compose the
                                                   high-grade bond group.
                                      A            Upper-medium grade obligations; many favorable investment
                                                   attributes.
                                      Baa          Medium-grade obligations; neither highly protected nor
                                                   poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.
                                      Ba           More uncertain, with speculative elements. Protection of
                                                   interest and principal payments not well safeguarded during good and bad times.
                                      B            Lack characteristics of desirable investment; potentially
                                                   low assurance of timely interest and principal payments or maintenance of other contract terms over time.
                                      Caa          Poor standing, may be in default; elements of danger with
                                                   respect to principal or interest payments.
                                      Ca           Speculative in a high degree; could be in default or have
                                                   other marked shortcomings.
                                      C            Lowest rated; extremely poor prospects of ever attaining
                                                   investment standing.

UNRATED -- Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

    1.  An application for rating was not received or accepted.

    2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

    3.  There is a lack of essential data pertaining to the issue or issuer.

    4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

                                   APPENDIX B-1
                               www.idexfunds.com
Transamerica IDEX Mutual Funds - P. O. Box 9012 - Clearwater, FL - 33758-9012
      Investor Services 1-888-233-4339 - Financial Advisors 1-800-851-7555
             Distributor: AFSG Securities Corporation, Member NASD

                                                             [TRANSAMERICA
                                                         IDEX MUTUAL FUNDS LOGO]

ADDITIONAL INFORMATION about these funds is contained in the Statement of Additional Information, dated March 1, 2005, and in the TA IDEX Annual and Semi-Annual reports to shareholders, which are incorporated by reference into this prospectus. Other information about these funds has been filed with and is available from the U.S. Securities and Exchange Commission. Information about the funds (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-202-942-8090. Copies of this information may be obtained, upon payment of a duplication fee, by writing the Public Reference Section of the Commission, Washington D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov. Reports and other information about the funds are also available on the Commission's Internet site at http://www.sec.gov. To obtain a copy of the Statement of Additional Information or the Annual and Semi-Annual reports, without charge, or to make other inquiries about these funds, call or write to Transamerica IDEX Mutual Funds at the phone number or address at the top of this page. More information and reports about the funds can be viewed online or downloaded from: www.idexfunds.com. In the TA IDEX Annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

TA IDEX's Investment Company Act file number is: 811-04556


Both the principal value and returns of investments will fluctuate over time, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ISF00002-0304

March 1, 2005
PROSPECTUS

    [TRANSAMERICA
INDEX MUTUAL FUNDS LOGO]


        Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus.
            Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------
     Not Insured by FDIC or Any Federal Government Agency. May Lose Value.
                  Not a Deposit of or Guaranteed by Any Bank.
--------------------------------------------------------------------------------

Transamerica IDEX Mutual Funds ("TA IDEX") consists of several individual funds. Each fund invests in a range of securities, such as stocks and/or bonds. This prospectus offers only TA IDEX Protected Principal Stock. Please read this prospectus carefully before you invest or send money. It has been written to provide information and assist you in making an informed decision. If you would like additional information, please request a copy of the Statement of Additional Information (SAI) (see back cover).



In addition, we suggest you contact your financial professional or a TA IDEX customer service representative, who will assist you.


PLEASE NOTE: TA IDEX PROTECTED PRINCIPAL STOCK FUND IS CLOSED TO NEW
             INVESTMENTS AND THE STEP UP IS NO LONGER AVAILABLE TO EXISTING

    SHAREHOLDERS.

TO HELP YOU UNDERSTAND...

In this prospectus, you'll see symbols like the ones below. These are "icons," graphic road signs that let you know at a glance the subject of the nearby paragraphs. The icons serve as tools for your convenience as you read this prospectus.

(BULLSEYE ICON)
        OBJECTIVE
        What is the fund's investment objective? Learn about your fund's goal or objective.

(CHESSPIECE ICON)

        PRINCIPAL STRATEGIES AND POLICIES
        How does the fund go about trying to meet its goal? Read about the types of investments each fund contains and what style of investment strategies it employs.


(WARNING SIGN ICON)

        PRINCIPAL RISKS
        What are the specific risks for an investor in the fund? Find out what type of principal risks are associated with the fund.


(GRAPH ICON)
        PAST PERFORMANCE
        What is the investment performance of the fund? See how well the fund has performed in the past year and since its inception.

(DOLLAR SIGN ICON)
        FEES AND EXPENSES
        How much does it cost to invest in the fund? Learn about the fund's fees and expenses.

(QUESTION MARK ICON)
        ADDITIONAL INFORMATION
        Who manages the fund and how much are they paid? See information about the fund's advisers, as well as the fees paid to them.



AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY AND THAT AN INVESTMENT IN THE FUND ENTAILS THE RISK OF LOSS OF PRINCIPAL.


 TA IDEX PROTECTED PRINCIPAL STOCK
TABLE OF CONTENTS


ALL ABOUT THE FUND.........................    1
THE GUARANTEE..............................    4
EXPLANATION OF STRATEGIES AND RISKS........    5
HOW THE TRANSAMERICA IDEX FUNDS ARE MANAGED
  AND ORGANIZED............................    6
SHAREHOLDER INFORMATION....................    8
- Share Transactions.......................    8
- Selling Shares...........................    8
- Exchanging Shares........................    9
- Other Account Information................
DISTRIBUTIONS AND TAXES....................   11
HOW TO REQUEST YOUR REDEMPTION.............
CONTINGENT DEFERRED SALES CHARGE...........   12
CLASS A SALES CHARGE REDUCTIONS............   12
WAIVERS OF SALES CHARGES...................   13
DISTRIBUTION ARRANGEMENTS..................   15
FINANCIAL HIGHLIGHTS.......................   17

                  THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK

TA IDEX PROTECTED PRINCIPAL STOCK

SUMMARY OF RISKS AND RETURNS
(BULLSEYE ICON)
        OBJECTIVE

THE OBJECTIVE OF TA IDEX PROTECTED PRINCIPAL STOCK IS TO SEEK TOTAL RETURN. (CHESSPIECE ICON)
        PRINCIPAL STRATEGIES
        AND POLICIES

The fund's sub-adviser, Gateway Investment Advisers, L.P. (Gateway) seeks to achieve this objective by investing at least 80% of the fund's assets in:

- STOCKS


The fund seeks to capture the majority of the higher returns associated with equity market investments, while exposing investors to significantly less risk than other equity investments.



The fund invests primarily in the 500 stocks included in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), and in virtually the same proportion as the index. It then writes call options on the index rather than on individual stocks included in its portfolio. Selling index call options reduces the fund's volatility, provides a steady cash flow, and is the fund's primary source of return. Additionally, the fund buys index put options that can protect the fund from a significant market decline over a short period of time. Put options generally increase in value as stock prices decrease. Gateway attempts to maintain a high correlation between the composition of the portfolio and the S&P 500 Index. The fund may also invest in short-term securities. The combination of the indexed stock portfolio, the steady cash flow from the sale of index call options, and the downside protection from index put options is designed to provide the fund with fairly consistent returns over a wide range of fixed income and equity market environments.


GUARANTEE


The fund's adviser, Transamerica Fund Advisors, Inc. ("TFAI"), guarantees shareholders a guaranteed amount ("Guaranteed Amount") five years after the Investment Date, which was July 1, 2002. The Guaranteed Amount will be no less than the value of that shareholder's account on the Investment Date, less extraordinary charges, provided that shareholders have reinvested all dividends and distributions in additional shares and have redeemed no shares ("Guarantee"). Please see the "Shareholder Information" section of this prospectus and the Statement of Additional Information for further information on the Guarantee.


STEP-UP


Starting July 1, 2003 and then thereafter annually, a fund shareholder may wish to "bank" his or her account appreciation in value by electing the "step-up" option available in connection with the Guarantee. By electing the step-up option, on the step-up date the shareholder will establish a new Guaranteed Amount with a new five-year period for his or her account, thus canceling the initial Guaranteed Amount and five-year period. The new Guaranteed Amount will be based on the account value (including reinvested dividends and distributions) as of the close of business on the step-up date, less extraordinary charges, such as litigation and other expenses not incurred in the ordinary course of the fund's business. The step-up is no longer offered beginning in 2005. Consequently, there is no guarantee that a current fund shareholder will be able to "bank" his or her account appreciation again in the future. Elections of the step-up feature prior to such termination, however, will not be affected.

(WARNING SIGN ICON)
        PRINCIPAL RISKS

- STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.


Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.


- OPTION STRATEGY RISK

When the fund sells index call options, it receives cash but limits its opportunity to profit from an increase in the market value of its stock portfolio. As a result, the fund's ability to participate in a rising stock market may be limited, and therefore, the use of index call options represents some loss of opportunity, or opportunity cost, compared to a fund that is more heavily invested in equities. When the fund purchases index put options, it risks the loss of the cash paid for the options. Under certain circumstances, the fund may not own any put options, resulting in increased risk during a market decline.

- MARKET RISK


The fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here and abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate.



- DERIVATIVES



The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the investment manager, the fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the fund will be able to engage in these transactions to reduce exposure to other risks.



You May Lose Some or All of the Value of Your Guaranteed Amount If You Redeem Fund Shares Before the End of Your Guarantee Period.



You may lose money if you invest in the Fund.



These and other risks are more fully described in the section entitled "Explanation of Strategies and Risks" found later in this Prospectus.


- DISCLOSURE OF PORTFOLIO HOLDINGS


A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.idexfunds.com 30 days after the end of each calendar quarter. Such information will remain online for six months.


- INVESTOR PROFILE

This fund may be appropriate for the investor who has an investment time horizon of at least 5 years and is a conservative investor who seeks potential for growth but places a premium on capital preservation.
(PERCENTAGE ICON)
        PAST PERFORMANCE


The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance compares to the returns of a broad measure of market performance, the S&P 500 Index, a widely recognized unmanaged index of market performance which is comprised of 500 widely held common stocks that measures the general performance of the market. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.


YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                              (PERFORMANCE GRAPH)





--------------------------------------------------------
CLASS A SHARES            QUARTER ENDED       RETURN
--------------------------------------------------------
  Best Quarter:             6/30/03            5.93%
--------------------------------------------------------
  Worst Quarter:            3/31/03           (1.17)%
--------------------------------------------------------



  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04**



------------------------------------------------------------
                                                  LIFE OF
                                    1 YEAR        FUND***
------------------------------------------------------------
  Class A
------------------------------------------------------------
    Return before taxes             (0.27)%         4.17%
------------------------------------------------------------
    Return after taxes on
    distributions*                  (0.27)%         3.36%
------------------------------------------------------------
    Return after taxes on
    distributions and sales of
    fund shares***                  (0.17)%         3.16%
------------------------------------------------------------
  Class B                            0.36%          5.29%
------------------------------------------------------------
  Class C                            4.96%          6.27%
------------------------------------------------------------
  Class M                            3.01%          5.89%
------------------------------------------------------------
  S&P 500 (reflects no
  deduction for fees, expenses,
  or taxes)                         10.87%         10.32%
------------------------------------------------------------


*The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
**Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After-tax returns are presented for only one class and returns for other classes will vary.

***The fund commenced operations on 7/1/2002.

(DOLLAR SIGN ICON)
        FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
---------------------------------------------------------
---------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)


                                   CLASS OF SHARES
                               AA     B      C       M
--------------------------------------------------------
Maximum sales charge (load)
imposed on purchases
(as a % of offering price)    5.50%  None   None   1.00%
Maximum deferred sales
charge (load)                 None   5.00%* None   1.00%(b)
(as a percentage of purchase price or
redemption proceeds, whichever is lower)



* Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 6 years of purchase (5% - 1st year; 4% - 2nd year; 3% - 3rd year; 2% - 4th year; and 1% - 5th & 6th years).

---------------------------------------------------------
---------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)


   % OF AVERAGE DAILY NET ASSETS     CLASS OF SHARES
                                A       B       C       M
-----------------------------------------------------------
Management fees                1.30%   1.30%   1.30%   1.30%
Distribution and service
(12b-1) fees                   0.35%   1.00%   1.00%   0.90%
Other expenses (c)             0.51%   0.33%   0.46%   0.53%
                                 --------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES             2.16%   2.63%   2.76%   2.73%
EXPENSE REDUCTION (D)           -0-     -0-     -0-     -0-
-----------------------------------------------------------
NET OPERATING EXPENSES         2.16%   2.63%   2.76%   2.73%
-----------------------------------------------------------


(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.
(b) Purchases of Class M shares are subject to a 1% contingent deferred sales charge if redeemed within 18 months of purchase.

(c) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended 10/31/04.


(d) Contractual arrangement with Transamerica Fund Advisors, Inc. through March 1, 2006, for expenses that exceed 1.90%, excluding 12b-1 fees. TFAI is entitled to reimbursement by the fund of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.90%.

---------------------------------------------------------
---------------------------------------------------------
EXAMPLE


This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.


If the shares are redeemed at the end of each period:


SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------
    A          $757    $ 1189    $ 1646     $ 2906
    B*         $766    $ 1117    $ 1495     $ 2850
    C          $279    $  856    $ 1459     $ 3090
    M          $472    $  939    $ 1530     $ 3130
---------------------------------------------------


If the shares are not redeemed:


SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------
    A          $757    $ 1189    $ 1646     $ 2906
    B*         $266    $  817    $ 1395     $ 2850
    C          $279    $  856    $ 1459     $ 3090
    M          $373    $  939    $ 1530     $ 3130
---------------------------------------------------


*Examples for Class B shares assume conversion to Class A shares eight years after purchase.

THE GUARANTEE


The fund's adviser Transamerica Fund Advisors, Inc. (TFAI) provides a guarantee against market declines of your investment as of a specific date, subject to various conditions described below. Specific terms of your investment in this fund are described in this Prospectus and in the Statement of Additional Information.



While the fund seeks to provide investors with the upside earnings potential available in rising equity markets, the Guarantee provides protection against a falling equity marketplace. TFAI guarantees that if your account value at the Guarantee Maturity Date is less than the then current Guaranteed Amount at that date, this shortfall will be credited to your account to bring it up to the Guaranteed Amount as of that date. The Guarantee Period is the 5-year period ending on the Guarantee Maturity Date.



TFAI's guarantee to the fund's shareholders is supported financially by an agreement with an affiliated insurance company, which guarantees payment of TFAI's (or a successor investment adviser's) obligations to shareholders under the Guarantee. TFAI pays such insurance company a fee at the annual rate of 0.50% of the fund's average daily net value for this financial support. TFAI pays this fee out of its own assets.


THERE ARE CONDITIONS TO THIS GUARANTEE AND YOUR GUARANTEED AMOUNT CAN INCREASE OR DECREASE DUE TO CERTAIN EVENTS DESCRIBED BELOW.

The Guaranteed Amount is initially equal to the value of your account on the Investment Date. You must reinvest any fund dividends and distributions in additional fund shares since the cash distribution option is not available for this fund. The reinvestment of dividends and distributions will not increase your Guaranteed Amount. Please note that dividends and distributions will be treated as taxable to you even if reinvested in additional fund shares.

YOUR GUARANTEED AMOUNT IS REDUCED BY ANY REDEMPTIONS YOU MAKE FROM YOUR FUND ACCOUNT DURING A GUARANTEE PERIOD(S) AS WELL AS INSTANCES WHERE THE FUND INCURS EXTRAORDINARY CHARGES (WHICH INCLUDES LITIGATION AND OTHER EXPENSES NOT INCURRED IN THE ORDINARY COURSE OF BUSINESS). PLEASE NOTE THAT THE GUARANTEED AMOUNT DOES NOT INCLUDE ANY FRONT-END SALES LOADS OR CDSC CHARGES THAT YOU INCUR.


Prior to 2005, the Guaranteed Amount could be increased under the Step-Up Election. If your account value was greater than the then current Guaranteed Amount on the Step-Up Date, you could elect to "step-up" or "bank" this increased value. If you made this election, you agreed to start a new 5 year Guarantee Period ending on the new Guarantee Maturity Date (5 years after the Step-Up Date).


In summary, if you maintain your fund investment through the Guarantee Maturity Date and make no redemptions, you will be entitled to the value of your account on the Guarantee Maturity Date plus any shortfall between your account value and the then current Guaranteed Amount on that date less any fund expenses not covered by the Guarantee. Your applicable account value will be redeemed on the Guaranteed Maturity Date. You may elect to receive the redemption proceeds plus any shortfall or elect to invest the amounts in another TA IDEX fund. If you make no election, the amounts will be placed in your bank account or a check will be sent to your address of record depending upon the account features you have selected. The redemption on the Guaranteed Maturity Date or other date will result in a taxable event for shareholders.


EXAMPLE. Assume you submitted an application to purchase Class A shares of the fund during an offering period in the amount of $21,200. Your money was therefore invested in TA IDEX Transamerica Money Market Class A at the public offering price. After deducting the 5.50% sales load, $20,000 was your money market initial account value. Assume $70 in dividends was reinvested into your money market account up until the Investment Date; your money market account was worth $20,070 at the end of the Offering Period. This was your Guaranteed Amount that will be invested in your fund account as of the Investment Date.



Assume further that your account value increased to $22,000 due to growth in your fund's price (market appreciation) as of the Step-Up Date in 2003. If you so elected, you were able to "step-up" your Guaranteed Amount to $22,000 (assuming no redemptions or extraordinary charges) upon proper notice to TA IDEX. Your Guarantee Period restarted to end 5 years after the Step-Up event (which would be July 1, 2008), and your Guaranteed Amount was now $22,000.


ALTHOUGH YOU MAY REDEEM some of your fund shares at current market value at any time, any such redemptions will reduce your Guaranteed Amount to which you are entitled as would any extraordinary charges. Fund dividends and distributions are required to be reinvested into your account. If you redeem all of your fund shares prior to the Guarantee Maturity Date, you are not entitled to any claim under this Guarantee. For certain shareholders, redemptions made prior to the Guarantee Maturity Date may also be subject to a CDSC.


Your Guaranteed Amount will include each dividend and any distributions paid by the fund. Shareholders' Guaranteed Amounts will be reduced by any redemption from the fund and any extraordinary charges that the fund incurs. You may obtain your Guaranteed Amount by calling (888) 233-4339.

EXPLANATION OF STRATEGIES AND RISKS

HOW TO USE THIS SECTION


In this section you will find a description of the strategies risks of both principal and non-principal investments of the fund. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.


(CHESSPIECE ICON)
        DIVERSIFICATION.

-As a fundamental policy, with respect to 75% of the total assets of a fund, the fund may not own more than 10% of the outstanding voting shares of any issuer (other than U.S. government securities) as defined in the 1940 Act and, with respect to some funds, in other types of cash items.

-As a fundamental policy with respect to 75% of the total assets of a fund, the fund will not purchase a security of any issuer if such would cause the portfolio's holdings of that issuer to amount to more than 5% of the fund's total assets.

(CHESSPIECE ICON)
        CONCENTRATION. The fund will not invest 25% or more of its total assets in any one particular industry, other than U.S. government securities.

(WARNING SIGN ICON)
        INVESTING IN COMMON STOCKS. Many factors cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. When your fund holds stocks, there is a risk that some or all of them may be down in price when you choose to sell fund shares, causing you to lose money. This is called market risk.

(WARNING SIGN ICON)

        VOLATILITY. The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk because even though your fund may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile fund is down, you could lose more. Price changes may be temporary and/or for extended periods.


-SELLING INDEX CALL OPTIONS. Selling call options reduces the risk of owning stocks, but it limits the opportunity to profit from an increase in the market value of stocks in exchange for up-front cash at the time of selling the call option.

-PURCHASING INDEX PUT OPTIONS. The fund risks losing all or part of the cash paid for purchasing index put options.

-CLOSING OPTION TRANSACTIONS. Unusual market conditions or the lack of a ready market for any particular option at a specific time may reduce the effectiveness of the fund's option strategies.

(WARNING SIGN ICON)
        PORTFOLIO TURNOVER. Portfolio turnover refers to the frequency of portfolio transactions and the percentage of portfolio assets being bought and sold during the year. The fund does not expect its turnover rate will equal or exceed 100%.

(WARNING SIGN ICON)
        INVESTMENT STRATEGIES. The fund is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Fund's Board of Trustees. The fund is not under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the fund to other risks and considerations, which are discussed in the fund's SAI.

(WARNING SIGN ICON)
        VARIOUS INVESTMENT TECHNIQUES. Various investment techniques are utilized to increase or decrease exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative securities and transactions such as buying and selling options and purchasing indexed securities. These techniques are designed to adjust the risk and return characteristics of the fund's portfolio of investments and are not used for leverage. Use of such strategies may result in the fund manager's failure to achieve the fund's goals. Also, limiting losses in this manner may cap possible gains.

(WARNING SIGN ICON)
        TEMPORARY DEFENSIVE STRATEGIES. For temporary defensive purposes, the fund may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When the fund increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when the fund assumes a temporary defensive position it may not be able to achieve its investment objective.

(WARNING SIGN ICON)
        Unless expressly designated as fundamental, all policies and procedures of the fund may be changed by TA IDEX's Board of Trustees without shareholder approval. To the extent authorized by law, TA IDEX Protected Principal Stock reserves the right to cease operations entirely, at any time.

HOW THE IDEX FUNDS ARE MANAGED AND ORGANIZED


REGULATORY PROCEEDINGS



There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting Transamerica Fund Advisors, Inc. (TFAI), the investment adviser for TA IDEX and certain employees and affiliates of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the funds currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the funds are not aware of any allegation of wrongdoing against them and their board at the time this prospectus is printed. Although it is not anticipated that these developments will have an adverse impact on the funds, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the funds and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the funds, will bear the costs regarding these regulatory matters.



TFAI and/or its affiliates, and not the funds and their shareholders, bear the costs of responding to these regulatory matters (such as legal costs) and will bear the costs of resulting restitution or penalties, if any.



INVESTMENT ADVISER



TA IDEX is run by a Board of Trustees. The assets of each fund are managed by an investment adviser, who in turn selects sub-advisers, which employ the portfolio manager(s). All such advisers to the funds are supervised by the Board of Trustees. You can find additional information about the TA IDEX Trustees and officers in the SAI.



TRANSAMERICA FUND ADVISORS, INC. (TFAI), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, serves as investment adviser for TA IDEX. The investment adviser hires sub-advisers to furnish investment advice and recommendations and has entered into sub-advisory agreements with each sub-adviser. The investment adviser also monitors the sub-advisers' buying and selling of securities and administration of the funds. For these services, it is paid an advisory fee. This fee is calculated on the average daily net assets of each fund, and is paid at the rates previously shown in this prospectus.



TFAI is directly-owned by Western Reserve Life Assurance Co. of Ohio (78%) (Western Reserve) and AUSA Holding Company (22%) (AUSA), both of which are indirect wholly-owned subsidiaries of AEGON N.V. Great Companies, L.L.C., a sub-adviser to the funds, is a 30% owned indirect subsidiary of AUSA. AUSA is wholly-owned by Transamerica Holding Company, which is wholly-owned by AEGON USA, Inc. (AEGON USA), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly-owned indirect subsidiary of AEGON N.V., a Netherlands corporation and publicly traded international insurance group. Great Companies, L.L.C., AEGON USA Investment Management, LLC and Transamerica Investment Management, LLC (TIM) are affiliates of TFAI and TA IDEX.



TFAI and/or its affiliates may pay, out of its own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution or Service Arrangements" in this prospectus.



AEGON/Transamerica Series Fund, Inc. (ATSF) received an Order from the Securities and Exchange Commission (Release IC-23379 dated August 5, 1998) (Order) that permits TA IDEX and its investment adviser, TFAI, subject to certain conditions, and without the approval of shareholders to:



(1) employ a new unaffiliated sub-adviser for a fund pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;



(2) materially change the terms of any sub-advisory agreement; and



(3) continue the employment of an existing sub-adviser on sub-advisory contract terms where a contract has been assigned because of a change of control of the sub-adviser.



In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.



A discussion regarding the basis for the Board of Trustees approving any investment advisory or subadvisory contract will be available in the semi-annual report which will be available on or about June 30, 2005.



SUB-ADVISOR



Gateway Investment Advisers, L.P., 3805 Edwards Road, Rockwood Tower, Suite 600, Cincinnati, OH 45209.


                                 ADVISORY FEES

                                         IDEX
AVERAGE DAILY                          PROTECTED
NET ASSETS                          PRINCIPAL STOCK
---------------------------------------------------
First $100 million                       1.30%
---------------------------------------------------
over $100 million                        1.25%
---------------------------------------------------


Theses fees may be higher than those typically associated with mutual funds.

Day-to-day management of the investments in the fund is the responsibility of the fund manager. The fund manager for the fund is:

PORTFOLIO MANAGER


J. PATRICK ROGERS, CFA, serves as manager of this fund. Mr. Rogers joined Gateway Investment Advisers, Inc., general partner of Gateway Investment Advisers, L.P., in 1989 and has been its president and a member of its board of directors since 1995. He is the portfolio manager for the Gateway Fund. In addition, he is the president and a trustee of The Gateway Trust.



Gateway has provided investment advisory services to various clients since 1977.

SHAREHOLDER INFORMATION


SHARE TRANSACTIONS



Depending on privileges established on your account, you may sell or exchange shares in several ways. You may do so in writing, by phone request or you may access your account through the internet. You may make payments, or receive payment for your redemptions, via an electronic funds transfer or by check.






SELLING SHARES



To request your redemption and receive payment by:



DIRECT DEPOSIT - ACH



-You may request an "ACH redemption" in writing, by phone or by internet access to your account. Maximum amount over the phone per day is the lesser of your available balance or $50,000 per fund account. Payment should usually be received by your bank account 3-5 banking days after your request. TA IDEX does not charge for this payment option. Certain IRAs and qualified retirement plans may not be eligible for ACH redemptions. Call Customer Service (1-888-233-4339) to verify that this feature is in place on your account if you are unsure.



DIRECT DEPOSIT - WIRE



-You may request an "Expedited Wire Redemption" in writing, or by phone. Maximum amount over the phone per day is the lesser of your available balance or $50,000 (with a minimum of $1,000 per fund account). Payment should be received by your bank account the next banking day after your request. TA IDEX charges $10 for this service. Your bank may charge a fee as well. TA IDEX may waive this fee for group plans. Call Customer Service (1-888-233-4339) to be sure this feature is in place on your account if you are unsure.



CHECK TO ADDRESS OF RECORD



-WRITTEN REQUEST: Send a letter requesting a withdrawal to TA IDEX and include any share certificates you may have. Specify the fund, account number, and dollar amount or number of shares you wish to redeem. Mail to: Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, Attention:
 Redemptions. Be sure to include all shareholders' signatures and any additional documents, as well as a signature guarantee(s) if required.



-TELEPHONE OR INTERNET REQUESTS: Call Customer Service (1-888-233-4339) and make your request using the automated system, by person-to-person, or by accessing your account on the internet. Maximum amount per day is the lesser of your available balance or $50,000 per fund account. Note: certain redemptions must be in writing.



-Once a redemption has been telephoned or mailed, it is irrevocable and may not be modified or canceled.



 If you request that a withdrawal check be delivered overnight, a $20 overnight fee will be assessed; for 2 day express service, a $15 fee will be assessed; for Saturday delivery, a $30 overnight fee will be assessed.



 For your protection, if an address change was made in the last 10 days, TA IDEX requires a redemption request in writing, signed and signature guaranteed by all shareholders.



CHECK TO ANOTHER PARTY/ADDRESS



-This request must be in writing, regardless of amount, with all account owners' signatures guaranteed. Mail to: Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, Attention: Redemptions.



SYSTEMATIC WITHDRAWAL PLAN (BY DIRECT DEPOSIT - ACH


OR CHECK)



-You can establish a Systematic Withdrawal Plan (SWP) either at the time you open your account or at a later date. To request a form, you can contact Customer Service at 1-888-233-4339 or visit our website at www.idexfunds.com.



THROUGH AN AUTHORIZED DEALER



-You may redeem your shares through an authorized dealer. (They may impose a service charge.) Contact your Registered Representative or call Customer Service (1-888-233-4339) for assistance.



Your request to sell your shares and receive payment may be subject to:


-the privileges or features established on your account such as telephone transactions

-the type of account you have, and if there is more than one owner

-the dollar amount you are requesting; redemptions over $50,000 must be in writing and those redemptions greater than $100,000 require a written request with a signature guarantee


-a written request or signature guarantee may be required if there have been recent changes made to your account (such as an address change) or other such circumstances. Please see additional information relating to signature guarantees later in this Prospectus.



-The fund reserves the right to refuse a telephone redemption request if it believes it is advisable to do so. The telephone redemption option may be suspended or terminated at any time without advance notice.



Shares will normally be redeemed for cash, although the fund retains the right to redeem its shares in kind under unusual circumstances in order to protect the interests of shareholders by the delivery of securities selected from its assets at its discretion. Please see the SAI for more details.



EXCHANGING SHARES



You can exchange shares from TA IDEX Protected Principal Stock to another TA IDEX fund subject to a minimum exchange amount of $1,000. However, you cannot exchange shares from another TA IDEX fund into TA IDEX Protected Principal Stock.


Any CDSC will be calculated from the date you bought your original shares. This means your new shares will be the same age as your old shares, so your sales charge will not increase because of the exchange.

Prior to making exchanges into another TA IDEX fund that you do not own, read the prospectus of that fund carefully. You can request share exchanges over the telephone unless you have declined the privilege on your application. You can also exchange shares of the same class automatically at regular intervals, from one fund to another.

SPECIAL SITUATIONS FOR EXCHANGING SHARES

-You may not exchange shares of the fund for Class T shares of TA IDEX Janus
 Growth.

-The Fund reserves the right to modify or terminate the exchange privilege at any time upon 60 days written notice.

MARKET TIMING/EXCESSIVE TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into funds when their share prices are expected to rise and taking money out when their share prices expected to fall, and switching from one fund to another and then back again after a short period of time. As money is shifted in and out, a fund may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of fund shares may disrupt portfolio management, hurt fund performance and drive fund expenses higher. These costs are generally borne by all shareholders, including long-term investors who do not generate these costs.

THE TA IDEX BOARD OF TRUSTEES HAVE APPROVED POLICIES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING OR EXCESSIVE TRADING. IF YOU INTEND TO ENGAGE IN SUCH PRACTICES, WE REQUEST THAT YOU DO NOT PURCHASE SHARES OF ANY OF THE FUNDS. Each fund reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, which it reasonably determines to be in connection with market timing or excessive trading. The funds generally will consider four or more exchanges between funds, or frequent purchases and redemptions having a similar effect, during any rolling three-month period to be evidence of market timing or excessive trading by a shareholder or by accounts under common control (for example, related shareholders, or a financial adviser with discretionary trading authority over multiple accounts). However, the funds reserve the right to determine less active trading to be "excessive" or related to market timing.


While the funds discourage market timing and excessive short-term trading, the funds cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through Omnibus Account arrangements. In addition, implementation of the funds' restrictions against market timing and excessive trading may require the cooperation of financial intermediaries, which cannot necessarily be assured.



CUSTOMER SERVICE



Occasionally, Customer Service experiences high call volume due to unusual market activity or other events that may make it difficult for you to reach a Customer Service Representative by telephone. If you are unable to reach TA IDEX by telephone, please consider visiting our website at www.idexfunds.com. You may also send instructions by mail, fax, or by using the In-touch line.



UNCASHED CHECKS ISSUED ON YOUR ACCOUNT



If any check TA IDEX issues is returned by the Post Office as undeliverable, or remains outstanding (uncashed) for six months, we reserve the right to reinvest check proceeds back into your account at the net asset value next calculated after reinvestment. If applicable, we will also change your account distribution option from CASH to REINVEST. Interest does not accrue on amounts represented by uncashed checks.



HOW SHARE PRICE IS DETERMINED



The price at which shares are purchased or redeemed is the NAV that is next calculated following receipt and acceptance of a purchase order in good order or receipt of a redemption order in good order by the fund or an authorized intermediary.



WHEN SHARE PRICE IS DETERMINED



The NAV of all funds is determined on each day the New York Stock Exchange ("NYSE") is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a fund does not price its shares (therefore, the NAV of a fund holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the funds).



Purchase orders received in good order and accepted and redemption orders received in good order before the close of business on the NYSE, usually 4:00 p.m. Eastern time, receive the share price determined at the close of the NYSE that day (plus or minus applicable sales charges and/or redemption fees). Purchase and redemption requests received after the NYSE is closed receive the share price at the close of the NYSE the next day the NYSE is open. Purchase and redemption requests by telephone are deemed received when the telephone call is received.



Orders for shares of the TA IDEX Asset Allocation funds and corresponding orders for the TA IDEX underlying funds in which they invest are priced on the same day when orders for shares of the TA IDEX Asset Allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the TA IDEX Asset Allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding TA IDEX underlying funds on the same day, so that both orders generally will receive that day's NAV.



HOW NAV IS DETERMINED



The NAV per share of each fund (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the fund (or class) that are then outstanding.



In general, securities and other investments are valued at market value when market quotations are readily available. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). Securities traded on a domestic securities exchange are valued at the last sale price on that exchange on the day the valuation is made. If no sale is reported, the mean of the last bid and asked prices is used. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services.



When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades, that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.



Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with the funds' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV per share.



MINIMUM ACCOUNT BALANCE


Due to the proportionately higher cost of maintaining customer accounts with balances below the stated minimums for each class of shares, the fund reserves the right to close such accounts. However, the fund will provide a 60-day notification to you prior to assessing a minimum account fee, or closing any account. The following describes the fees assessed to accounts with low balances:

No fees will be charged on:


-accounts opened within the preceding 24 months.



-accounts owned by individuals which, when combined by social security number, have a balance of $5,000 or more.



-accounts owned by individuals in the same household (by address) that have a combined balance of $5,000 or more.



-B-share accounts whose shares have started to convert to A share accounts (as long as the combined value of both accounts is at least $1,000).



-----------------------------------------------------
ACCOUNT BALANCE                    FEE ASSESSMENT
(PER FUND ACCT)                   (PER FUND ACCT)
-----------------------------------------------------
If your balance is below       $25 fee assessed every
$1,000                         year, until balance
                               reaches $1,000
-----------------------------------------------------


TELEPHONE TRANSACTIONS


TA IDEX and its transfer agent, Transamerica Fund Services, Inc. ("TFS") are not liable for complying with telephone instructions that are deemed by them to be genuine. TA IDEX and TFS will employ reasonable procedures to help ensure telephone instructions are genuine. In situations where TA IDEX or TFS reasonably believe they were acting on genuine telephone instructions, you bear the risk of loss. These procedures may include requiring personal identification, providing written confirmation of transactions, and tape recording conversations. TA IDEX reserves the right to modify the telephone redemption privilege at any time.



SIGNATURE GUARANTEE



A signature guarantee assures that a signature is genuine so that you are protected from unauthorized account transactions. Notarization is not an acceptable substitute. Acceptable guarantors only include participants in the Securities Transfer Agents Medallion Program (STAMP2000). Participants in STAMP2000 may include financial institutions such as banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange.



A signature guarantee is required if any of the following is applicable:



-You request a redemption above $100,000.



-You would like a check made payable to anyone other than the shareholder(s) of record.



-You would like a check mailed to an address which has been changed within 10 days of the redemption request.



-You would like a check mailed to an address other than the address of record.



-You would like your redemption proceeds wired to a bank account other than a bank account of record.



-You are adding or removing a shareholder from an account.



The funds reserve the right to require a signature guarantee under other circumstances or to reject or delay a redemption on certain legal grounds.



A signature guarantee may be refused if any of the following is applicable:



-It does not appear valid or in good form.



-The transaction amount exceeds the surety bond limit of the signature guarantee.



-The guarantee stamp has been reported as stolen, missing or counterfeit.



E-MAIL COMMUNICATION



As e-mail communications may not be secure, and because we are unable to take reasonable precautions to verify your shareholder and transaction information, we cannot respond to account-specific requests received via e-mail. For your protection, we ask that all transaction requests be submitted only via telephone, mail or through the secure link on our website.


STATEMENTS AND REPORTS


The fund will send you a confirmation statement after every transaction that affects your account balance or registration. Please review the confirmation statement carefully and promptly notify TFS in writing within 90 days of any error or you will be deemed to have ratified the transaction as reported to you. Information about the tax status of income dividends and capital gains distributions will be mailed to shareholders early each year.


Financial reports for the fund, which include a list of the holdings, will be mailed twice a year to all shareholders.


Please retain your statements. A Historical Statement may be ordered for transactions of prior years. If you require prior year statements, TA IDEX may charge $10 per statement year up to a maximum of $50 per Social Security Number.

(QUESTION MARK ICON)
        DISTRIBUTIONS AND TAXES

The fund intends to elect and qualify as a regulated investment company under the Internal Revenue Code. As a regulated investment company, the fund will not be subject to federal income tax on ordinary income and capital gains, if any, that it distributes to its shareholders.


TAXES ON DISTRIBUTIONS FROM THE FUND


The following summary does not apply to:

-qualified retirement accounts; or

-tax-exempt investors.

The fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year. Although the fund will not have to pay income tax on amounts it distributes to shareholders, most shareholders will be taxed on amounts they receive. Shareholders who are not subject to tax on their income, such as qualified retirement accounts and other tax-exempt investors, generally will not be required to pay any tax on distributions. If the fund declares a dividend in October, November, or December but pays it in January, you will be taxed on the dividend as if you received it in the previous year.

You normally will be taxed on distributions you receive from the fund. A particular distribution generally will be taxable as either ordinary income or as long-term capital gain. Distributions that are derived from net long-term capital gains will typically be taxed as long-term capital gain. Other distributions will usually be taxable as ordinary income. Except as described below, the tax consequences of a distribution do not depend upon how long you held your fund shares.


Tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains and from certain qualifying dividends. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the fund are generally taxed to individual taxpayers:


-Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

-Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

-A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

-Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer. As a result, distributions from funds that invest primarily in debt securities, such as money market funds and bond funds, will not generally qualify for the 15% rate.

- The tax treatment of the guarantee feature of the fund is unclear under current tax law.


DISTRIBUTIONS FROM TA IDEX PROTECTED PRINCIPAL STOCK

Distributions from the fund are required to be reinvested.


The tax status of dividends and distributions for each calendar year will be detailed in your annual account status or tax forms for the fund.


TAXES ON THE SALE OR EXCHANGE OF SHARES

If you sell shares of the fund or exchange them for shares of another TA IDEX fund, you generally will have a capital gain or loss, which will be long-term capital gain if you held the shares for more than one year and otherwise short-term capital gain. Such gain or loss is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds (or the value of the shares received in the case of an exchange), you will recognize a taxable loss on the sale of shares of the fund. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares.


WITHHOLDING TAXES



As with all mutual funds, a fund may be required to withhold U.S. federal income tax at the fourth lowest tax rate applicable to unmarried individuals (currently 28%) of all taxable distributions payable to you if you fail to provide the fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax, but is a method in which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.



NON-RESIDENT ALIEN WITHHOLDING



If you are a non-U.S. investor, you must provide a U.S. mailing address to establish an account. If your mailing address changes to a non-U.S. address, no future purchases will be accepted and any dividend or capital gain distribution will be mailed to you. Shareholders that are not U.S. investors under the federal tax laws may be subject to U.S. withholding and are generally subject to special U.S. tax certification requirements.



Additionally, a valid W-8BEN form is required if you are not a U.S. citizen or resident alien. Documentary evidence may also be required to accompany the W-8BEN form.


OTHER TAX INFORMATION

This tax discussion is for general information only. In addition to federal income taxes, you may be subject to state, local or foreign taxes on payments received from the fund. More information is provided in the SAI. You should also consult your own tax advisor for information regarding all tax consequences applicable to your investments in the fund.
               CONTINGENT DEFERRED SALES CHARGE -- CLASS B SHARES

                                            AS A % OF
                                          DOLLAR AMOUNT
                                           (SUBJECT TO
         YEAR AFTER PURCHASING               CHANGE)
-------------------------------------------------------
    First                                       5%
    Second                                      5%
    Third                                       4%
    Fourth                                      4%
    Fifth                                       3%
    Sixth                                       0%
    Seventh and Later                           0%

* Exchanges from the fund to other TA IDEX funds will be subject to the normal CDSC schedule of the receiving fund.

CONTINGENT DEFERRED SALES CHARGE

Your shares may be subject to a CDSC. Dividends and capital gains are not subject to the sales charge. There is no charge on any increase in the value of your shares. To ensure that you pay the lowest CDSC possible, the Fund will always use the shares with the lowest CDSC to fill your redemption requests. If your shares are worth less than when you bought them, the charge will be assessed on their current, lower value. In some cases, the sales charge may be waived.

CLASS A SALES CHARGE REDUCTIONS


You can lower the sales charge percentage in the following ways:



-Substantial investments receive lower sales charge rates (see table below).



-The "rights of accumulation" allows you, your spouse and children under age 21 to include the value of your existing holdings in any class of shares of the TA IDEX funds to determine your Class A sales charge. Breakpoints are derived from the daily NAV at the market close, and the current combined value at the time of the purchase.



-A "Letter of Intent" ("LOI") allows you, your spouse and minor children under age 21 to count all Class A share investments in a TA IDEX fund over the next 13 months, as if you were making them all at once, to qualify for reduced sales charges. Purchases made up to 90 days prior to establishing your LOI will be counted toward meeting the amount stated in your LOI, and the 13 month period will then begin on the date of your first purchase within the 90 day period. Purchases applied at NAV made after the establishment of your LOI (as a result of another waiver or sales charge reduction) shall not count toward meeting the amount stated in your LOI. TA IDEX will reserve a portion of your shares to cover any additional sales charge that may apply if you do not purchase the amount stated in your LOI.

-By investing as part of a qualified group. A "qualified group" is one which has previously been in existence, has a purpose other than investment, has agreed to include fund sales publications in mailings to members and has agreed to comply with certain administrative requirements relating to its group purchases. To establish a group purchase program, both the group itself and each participant must fill out the appropriate application materials. Please contact TA IDEX Customer Service (1-888-233-4339) for further information and assistance.


-By investing in a SIMPLE IRA plan, you and all plan participants will receive a reduced sales charge on all plan contributions that exceed quantity discount amounts.


                        CLASS A SHARE QUANTITY DISCOUNTS

                               SALES CHARGE   SALES CHARGE
                                 AS % OF        AS % OF
                                 OFFERING        AMOUNT
     AMOUNT OF PURCHASE           PRICE         INVESTED
----------------------------------------------------------
Under $50,000                      5.50%          5.82%
$50,000 to under $100,000          4.75%          4.99%
$100,000 to under $250,000         3.50%          3.63%
$250,000 to under $500,000         2.75%          2.83%
$500,000 to under $1,000,000       2.00%          2.04%
$1,000,000 and over                0.00%          0.00%

(1) Combined with Class A shares of other TA IDEX funds.

WAIVERS OF SALES CHARGES

 WAIVER OF CLASS A SALES CHARGES

 Class A may be purchased without a sales charge by:


 - Current or former trustees, directors, officers, full-time employees or sales representatives (including immediate family members of the foregoing) of TA IDEX, TFAL, any of the sub-advisers or any of their affiliates or family members thereof.


 - directors, officers, full-time employees and sales representatives of dealers having a sales agreement with AFSG.

 - any trust, pension, profit-sharing or other benefit plan for any of the foregoing persons.

 - "wrap" accounts for the benefit of clients of certain broker-dealers, financial institutions or financial planners, who have entered into arrangements with the Fund or AFSG.
 Persons eligible to buy Class A shares at NAV may not impose a sales charge when they re-sell those shares.

 --------------------------------------------------------

 WAIVER OF CLASS A, CLASS B AND CLASS M REDEMPTION CHARGES
 --------------------------------------------------------

 You will not be assessed a sales charge for shares if you sell in the following situations

 - Following the death of the shareholder on redemptions from the deceased person's account only. If this deceased person's account is re-registered to another name, sales charges would continue to apply to this new account.

 - Following the total disability of the shareholder (as determined by the Social Security Administration -- applies only to shares held at the time the disability is determined). Proof of death or disability will be required.

 - If you redeem your shares and reinvest the proceeds in the same class of any fund within 90 days of redeeming, the sales charge on the first redemption is waived.
  YOU SHOULD CONSULT THE PROSPECTUS OF THE TA IDEX FUNDS IN WHICH YOU WISH TO
                            INVEST FOR MORE DETAILS.

------------------------------------------------------------------------------------------------------
    CLASS A SHARES -          CLASS B SHARES -          CLASS C SHARES -          CLASS M SHARES -
       FRONT LOAD                BACK LOAD                 LEVEL LOAD                LEVEL LOAD
------------------------------------------------------------------------------------------------------

- Initial sales charge    - No up-front sales       - No up-front sales       - Initial sales charge
  of 5.50%                  charge                    charge                    of 1.00%
- Discounts of sales      - Deferred sales charge   - No deferred sales       - 12b-1 distribution and
  charge for larger         of 5.00% or less on       charge                    service fees of 0.90%
  investments (see Class    shares you sell within                              per year
  A Share Quantity          5 years (see deferred   - 12b-1 distribution and
  Discounts Table)          sales charge table        service fees of 1.00%   - Deferred sales charge
                            below)                                              of 1.00% if you sell
- 12b-1 distribution and                            - No conversion to Class    within 18 months of
  service fees of 0.35%   - 12b-1 distribution and    A shares; expenses do     purchase
                            service fees of 1.00%     not decrease
- Lower annual expenses                                                       - Automatic conversion
  than Class B, C or M    - Automatic conversion                                to Class A Shares after
  shares due to lower       to Class A shares after                             10 years, reducing
  12b-1 distribution and    8 years, reducing                                   future annual expenses
  service fees              future annual expenses
------------------------------------------------------------------------------------------------------

DISTRIBUTION ARRANGEMENTS



(DOLLAR SIGN ICON)
       UNDERWRITING
       AGREEMENT


TA IDEX has an Underwriting Agreement with AFSG Securities Corporation (AFSG), located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of the investment adviser. Under this agreement, AFSG underwrites and distributes all classes of fund shares and bears the expenses of offering these shares to the public. The fund pays AFSG or its agent fees for its services. Of the distribution and service fees it receives for Class A and B shares, AFSG or its agent reallows, or pays, to brokers or dealers who sold them, 0.25% of the average daily net assets of those shares. In the case of Class C or M shares, AFSG or its agent reallows its entire fee to those sellers.


(QUESTION MARK ICON)

       OTHER DISTRIBUTION OR SERVICE ARRANGEMENTS



Transamerica Capital, Inc. ("TCI") (an affiliate of TFAI, TIM and AFSG), TFAI, TIM and other fund sub-advisers, directly or through TCI, out of their own resources and not out of fund assets (i.e., without additional cost to the funds or their shareholders), may provide additional cash payments or non-cash compensation to some, but not all, brokers and other financial intermediaries who sell shares of the funds or render investor services to fund shareholders. Such payments and compensation are in addition to the sales charges, Rule 12b-1 plan fees, service fees and other fees paid, directly or indirectly, by the funds to such brokers and other financial intermediaries. These arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing arrangements are not financed by the funds, and thus, do not result in increased fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of this prospectus, and they do not change the price paid by investors for the purchase of a fund's shares or the amount received by a shareholder as proceeds from the redemption of fund shares.



Such additional cash payments may be made to brokers and other financial intermediaries that provide services to the funds and/or shareholders in the funds, including (without limitation) shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the broker or other financial intermediary. Cash compensation may also be paid to brokers and other financial intermediaries for inclusion of the funds on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement or compensation in cases where the broker or other financial intermediary provides services to fund shareholders. To the extent permitted by applicable law, TCI and other parties may pay or allow other incentives and compensation to brokers and other financial intermediaries. TCI and the other parties making these payments generally assess the advisability of continuing making these payments periodically.



These payments may take a variety of forms, including (without limitation) compensation for sales, "trail" fees for shareholder servicing and maintenance of investor accounts, and finder's fees that vary depending on the fund or share class and the dollar amount of shares sold. Revenue sharing payments may be structured: (i) as a percentage of gross or net sales, and/or; (ii) as a percentage of gross or net assets under management; and/or (iii) as a fixed or negotiated dollar-amount. As of the date of this Prospectus, TCI may make revenue sharing payments equal to a percentage of periodic sales, such as monthly or quarterly sales, ranging from 5bps to 45bps. Basis points, or "bps", on sales are calculated as a fraction of a percentage of gross or net sales. In other words, 5 bps means 0.05 of 1% of gross/net sales. Basis points on assets under management (AUM) are calculated by dividing the total annual basis points by the number of payments per year multiplied by the AUM at the end of each period. In other words, 5 annual basis points on AUM payable on a quarterly basis means 1.25% times the AUM at each quarter end.



In addition, TCI participates in ticket charge programs with broker/dealers in which TCI reimburses the broker/dealer for ticket charges or modifies its payment from $0 to $20, depending upon the amount of the ticket charge. TCI also pays a flat networking charge of $1.50 per account per year to three of its financial intermediaries, pays a flat entry fee of $75,000 to one intermediary, and pays flat annual fees ranging from $2,500 to $17,500 to certain of its financial intermediaries. TCI is also committed to pay to participate in meetings and events of other broker/dealers and banks.



As of the date of this prospectus, TCI has such revenue sharing arrangements with approximately 42 brokers and other financial intermediaries, of which some of the more significant include arrangements with The Advisors Group, Associated Securities, Inc., AXA Financial, Cambridge Investment Research, Centaurus Financial, Duerr Financial Corp, Hantz Financial Services, Harbour Investments, Investors Capital, Janney Montgomery Scott, Legg Mason, Merrill Lynch, Mutual of Omaha, Nathan & Lewis, Park Avenue Securities, PNC, Prudential Investments, Questar Capital, RBC Dain Rauscher, Salomon Smith Barney, Securities America, Signator Investors, Transamerica Financial Resources, UBS Financial, Union Planners Financial Services, Vera Vest, Wachovia Securities, and Ziegler.



For the calendar year ended December 31, 2004, TCI paid approximately $2,825,000.00 to various brokers and other financial intermediaries in connection with revenue sharing arrangements. For the same period, TCI received revenue sharing payments ranging from $1,000 to $30,000 for a total of $316,000 from the following Fund Managers/Advisors to participate in its events: T. Rowe Price; Morgan Keegan; American Century; Transamerica Investment Management; Fidelity; Merrill Lynch; Pacific Investment Management, LLC; Van Kampen Investments; Transamerica Life

Insurance Company; Prudential; Janus Capital Management; ING Clarion CRA; and Mutual of Omaha.



In addition, while AFSG typically pays most of the sales charge applicable to the sale of fund shares to brokers and other financial intermediaries through which purchases are made, AFSG may, on occasion, pay the entire sales charge. (Additional information about payments of sales charges to brokers is available in the section titled "Dealer Reallowances" of the SAI.)



From time to time, TCI, its affiliates and/or TFAI and/or fund sub-advisers may also pay non-cash compensation to brokers and other financial intermediaries in the form of, for example: (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events. For example, representatives of TCI visit brokers and other financial intermediaries on a regular basis to educate them about the funds and to encourage the sale of fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.



The compensation or reimbursement received by brokers and other financial intermediaries through sales charges, other fees payable from the funds, and/or revenue sharing arrangements for selling shares of the funds may be more or less than the overall compensation or reimbursement on similar or other products and may influence your broker or other financial intermediary to present and recommend the funds over other investment options available in the marketplace. In addition, depending on the arrangements in place at any particular time, your broker or other financial intermediary may have a financial incentive for recommending a particular class of fund shares over other share classes.



Shareholders may obtain more information about these arrangements, including the conflicts of interests that such arrangements may create, from their brokers and other financial intermediaries, and should so inquire if they would like additional information. A shareholder may ask his/her broker or financial intermediary how he/she will be compensated for investments made in the funds.



Although a fund may use financial firms that sell fund shares to effect transactions for the fund's portfolio, the fund and its investment adviser or sub-adviser will not consider the sale of fund shares as a factor when choosing financial firms to effect those transactions.


(DOLLAR SIGN ICON)
        DISTRIBUTION PLANS

The Fund has adopted a 12b-1 Plan for each class of shares in each fund in the series.

DISTRIBUTION OF CLASS A SHARES. AFSG receives the sales fees or loads imposed on these shares (up to 5.50% of the offering price, which includes the sales load) and reallows a portion of those fees to the sellers of the shares. AFSG also receives fees under a Rule 12b-1 Plan of Distribution. Under its Plan for Class A shares, the fund may pay AFSG a distribution and service fee of up to 0.35% annually which includes a service fee of 0.25%. Fees are based on the average daily net assets of Class A shares. However, if the service fees rise, the distribution fee is lowered so that the total fees payable don't exceed 0.35% annually.

DISTRIBUTION OF CLASS B SHARES. For these shares, the fund may pay AFSG an annual distribution and service fee of up to 1.00%, which includes an annual service fee of 0.25%.


DISTRIBUTION OF CLASS C SHARES. For these shares, the fund may pay AFSG an annual distribution and service fee of up to 1.00%, which includes an annual service fee of 0.25%.



DISTRIBUTION OF CLASS M SHARES. The fees paid to AFSG for these shares may go as high as the Class B and C shares fees, but the total annual fee may not exceed 0.90% of the average daily net assets of the Class M shares of the fund.



THE EFFECT OF RULE 12B-1. Because the funds have 12b-1 Plans, even though Class B and C shares do not carry an up-front sales load, the higher distribution and service fees payable by those shares may, over time, be higher than the total fees paid by owners of Class A and M shares. For a complete description of the fund's 12b-1 Plans, see the SAI.

FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.


The Financial Highlights table is to help you to understand the fund's performance for as long as it has been operating. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2004 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2004 Annual Report, which is available to you upon request.


                                     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD
                                     -------------------------------------------------------
                                                            INVESTMENT OPERATIONS
                                     NET ASSET   -------------------------------------------
                         FOR THE      VALUE,          NET         NET REALIZED
                         PERIOD      BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                       ENDED(D)(G)   OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
--------------------------------------------------------------------------------------------
Class A                10/31/2004     $10.15        $(0.05)          $0.54          $0.49
                       10/31/2003      10.01         (0.04)           0.92           0.88
                       10/31/2002      10.00         (0.02)           0.03           0.01
--------------------------------------------------------------------------------------------
Class B                10/31/2004      10.15         (0.10)           0.55           0.45
                       10/31/2003      10.01         (0.11)           0.99           0.88
                       10/31/2002      10.00         (0.04)           0.05           0.01
--------------------------------------------------------------------------------------------
Class C                10/31/2004      10.15         (0.12)           0.55           0.43
                       10/31/2003      10.01         (0.11)           0.99           0.88
                       10/31/2002      10.00         (0.04)           0.05           0.01
--------------------------------------------------------------------------------------------
Class M                10/31/2004      10.14         (0.10)           0.55           0.45
                       10/31/2003      10.01         (0.10)           0.97           0.87
                       10/31/2002      10.00         (0.04)           0.05           0.01
--------------------------------------------------------------------------------------------

                     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD
                       --------------------------------------------------
                                   DISTRIBUTIONS
                       -------------------------------------   NET ASSET
                        FROM NET    FROM NET                     VALUE,
                       INVESTMENT   REALIZED       TOTAL          END
                         INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
---------------------  --------------------------------------------------
Class A                  $   --      $   --       $   --         $10.64
                             --       (0.74)       (0.74)         10.15
                             --          --           --          10.01
------------------------------------------------------------------------------------
Class B                      --          --           --          10.60
                             --       (0.74)       (0.74)         10.15
                             --          --           --          10.01
--------------------------------------------------------------------------------------------
Class C                      --          --           --          10.58
                             --       (0.74)       (0.74)         10.15
                             --          --           --          10.01
--------------------------------------------------------------------------------------------
Class M                      --          --           --          10.59
                             --       (0.74)       (0.74)         10.14
                             --          --           --          10.01
--------------------------------------------------------------------------------------------



                                                       RATIOS/SUPPLEMENTAL
                                  -------------------------------------------------------------
                                                            RATIO OF EXPENSES
                                              NET ASSETS,      TO AVERAGE       NET INVESTMENT
                      FOR THE                   END OF        NET ASSETS(A)      INCOME (LOSS)    PORTFOLIO
                       PERIOD       TOTAL       PERIOD      -----------------     TO AVERAGE       TURNOVER
                      ENDED(G)    RETURN(C)     (000'S)     NET(E)   TOTAL(F)    NET ASSETS(A)     RATE(B)
------------------------------------------------------------------------------------------------------------
Class A              10/31/2004     4.82%       $ 8,006      2.22%     2.16%         (0.53)%           1%
                     10/31/2003     9.44          9,320      2.25      2.25          (0.46)            3
                     10/31/2002     0.10         10,381      2.25      2.62          (0.70)           14
------------------------------------------------------------------------------------------------------------
Class B              10/31/2004     4.43         40,756      2.69      2.63          (0.97)            1
                     10/31/2003     9.44         46,709      2.90      2.90          (1.11)            3
                     10/31/2002     0.10         47,170      2.90      3,28          (1.35)           14
------------------------------------------------------------------------------------------------------------
Class C              10/31/2004     4.24          6,423      2.82      2.76          (1.12)            1
                     10/31/2003     9.44          7,041      2.90      2.90          (1.11)            3
                     10/31/2002     0.10          6,969      2.90      3.28          (1.35)           14
------------------------------------------------------------------------------------------------------------
Class M              10/31/2004     4.44          2,316      2.80      2.73          (1.01)            1
                     10/31/2003     9.33          3,567      2.80      2.80          (1.01)            3
                     10/31/2002     0.10          4,076      2.80      3.18          (1.25)           14
------------------------------------------------------------------------------------------------------------


(a) Annualized.

(b)  Not annualized for periods of less than one year.

(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d) Per share information is calculated based on average number of shares outstanding.

(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g) TA IDEX Protected Principal Stock commenced operations on July 1, 2002.

                               www.idexfunds.com
Transamerica IDEX Mutual Funds - P. O. Box 9012 - Clearwater, FL - 33758-9012
      Investor Services 1-888-233-4339 - Financial Advisors 1-800-851-7555
             Distributor: AFSG Securities Corporation, Member NASD

                                                             [TRANSAMERICA
                                                         IDEX MUTUAL FUNDS LOGO]

ADDITIONAL INFORMATION about these funds is contained in the Statement of Additional Information, dated March 1, 2005, and in the TA IDEX Annual and Semi-Annual reports to shareholders, which are incorporated by reference into this prospectus. Other information about these funds has been filed with and is available from the U.S. Securities and Exchange Commission. Information about the funds (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-202-942-8090. Copies of this information may be obtained, upon payment of a duplication fee, by writing the Public Reference Section of the Commission, Washington D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov. Reports and other information about the funds are also available on the Commission's Internet site at http://www.sec.gov. To obtain a copy of the Statement of Additional Information or the Annual and Semi-Annual reports, without charge, or to make other inquiries about these funds, call or write to Transamerica IDEX Mutual Funds at the phone number or address at the top of this page. More information and reports about the funds can be viewed online or downloaded from: www.idexfunds.com. In the TA IDEX Annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

TA IDEX's Investment Company Act file number is: 811-04556


Both the principal value and returns of investments will fluctuate over time, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ISF00002-0304

March 1, 2005
PROSPECTUS

    [TRANSAMERICA
INDEX MUTUAL FUNDS LOGO]


        Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus.
            Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------
     Not Insured by FDIC or Any Federal Government Agency. May Lose Value.
                  Not a Deposit of or Guaranteed by Any Bank.
--------------------------------------------------------------------------------

                    TRANSAMERICA IDEX MUTUAL FUNDS - CLASS A
--------------------------------------------------------------------------------

Transamerica IDEX Mutual Funds (TA IDEX) consists of several individual funds. Each fund invests in a range of securities, such as stocks and/or bonds. Please read this prospectus carefully before you invest or send money. It has been written to provide information and assist you in making an informed decision. If you would like additional information, please request a copy of the Statement of Additional Information (SAI) (see back cover).

In addition, we suggest you contact your financial professional or a TA IDEX customer service representative, who will assist you.

PLEASE NOTE: THIS PROSPECTUS INCLUDES CLASS A SHARES OF CERTAIN TA IDEX FUNDS
             ONLY. CLASS A SHARES OF THE TA IDEX FUNDS LISTED IN THIS PROSPECTUS ARE CURRENTLY OFFERED FOR INVESTMENT TO THE FOLLOWING STRATEGIC ASSET ALLOCATION PORTFOLIOS ONLY: TA IDEX ASSET
             ALLOCATION - CONSERVATIVE PORTFOLIO, TA IDEX ASSET
             ALLOCATION - GROWTH PORTFOLIO, TA IDEX ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO AND TA IDEX ASSET ALLOCATION - MODERATE PORTFOLIO.

TABLE OF CONTENTS

SECTION A -- FUND DESCRIPTIONS

-    TA IDEX EVERGREEN INTERNATIONAL SMALL CAP...........    2

-    TA IDEX J.P. MORGAN MID CAP VALUE...................    5

-    TA IDEX MARSICO INTERNATIONAL GROWTH................    7

-    TA IDEX MERCURY LARGE CAP VALUE.....................   10

-    TA IDEX TRANSAMERICA SHORT-TERM BOND................   12

-    TA IDEX UBS LARGE CAP VALUE.........................   15

-    TA IDEX VAN KAMPEN EMERGING MARKETS DEBT............   17

-    TA IDEX VAN KAMPEN SMALL COMPANY GROWTH.............   20

SECTION B -- SHAREHOLDER INFORMATION

-    INVESTMENT ADVISER..................................   22

-    CLASS A SHARES......................................   22

-    FEATURES AND POLICIES...............................   22

-    UNDERWRITING AGREEMENT..............................   24

-    EXPLANATION OF STRATEGIES AND RISKS - APPENDIX A....  A-1

-    BOND RATINGS - APPENDIX B...........................  B-1

TO HELP YOU UNDERSTAND...

In this prospectus, you'll see symbols like the ones below. These are "icons," graphic road signs that let you know at a glance the subject of the nearby paragraphs. The icons serve as tools for your convenience as you read this prospectus.

(CHECK MARK ICON)
OBJECTIVE
What is the fund's investment objective? Learn about your fund's goal or objective.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
How does the fund go about trying to meet its goal? Read about the types of investments each fund contains and what style of investment philosophy it employs.

(EXCLAMATION ICON)
PRINCIPAL RISKS
What are the specific risks for an investor in the fund? Find out what type of risks are associated with each fund.

(PERCENTAGE ICON)
PAST PERFORMANCE
What is the investment performance of the fund? See how well each fund has performed in the past year, five years, ten years and since its inception.

(DOLLAR ICON)
FEES AND EXPENSES
How much does it cost to invest in the fund? Learn about each fund's fees and expenses.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
Who manages the fund and how much are they paid? See information about each fund's advisers, as well as the fees paid to them.

AN INVESTMENT IN A TA IDEX FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TA IDEX EVERGREEN INTERNATIONAL SMALL CAP
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The investment objective of TA IDEX Evergreen International Small Cap is to seek capital growth.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, Evergreen Investment Management Company, LLC (Evergreen), seeks to achieve this objective by investing principally in:

- equity securities of small companies located in at least three countries, one of which may be the United States.

The fund normally invests at least 80% of its assets in securities of issuers located in at least three countries and in equity securities such as common stocks, convertible securities and preferred stocks. The fund may also invest in debt securities (of any foreign governments and any international agency such as the World Bank), time deposits with foreign banks and may hold cash and cash equivalents. The fund may invest in securities of issuers located in certain foreign countries with developed markets as well as those with emerging markets. When investing in securities of issuers located in other countries with developed securities markets, the fund invests in equity securities of small-to medium-sized companies generally under $8.5 billion in market capitalization at the time of purchase that are in a relatively early stage of development. When investing in securities, the fund seeks to invest in equity securities of issuers that the portfolio manager believes are well managed and positioned to achieve above-average increases in revenue and earnings and have strong prospects for continued revenue growth. The fund also seeks to identify and invest in countries and industries where economic and political factors, including currency movements, are likely to produce above-average growth.

Although not principal investment strategies, the fund may invest up to 10% of its assets in real estate investment trusts (REITs) or their foreign equivalents.

The fund may engage in hedging and cross-hedging with respect to foreign currencies in both U.S. dollars and foreign currencies to protect itself against a possible decline in the value of a foreign currency in which certain of the fund's investments are denominated. Under normal conditions, this strategy is not expected to represent more than 25% of the assets of the fund.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------

The fund is subject to the following principal investment risks:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities markets as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- FOREIGN SECURITIES
Investments in foreign securities (including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs)) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include:

 - changes in currency values
 - currency speculation
 - currency trading costs
 - different accounting and reporting practices
 - less information available to the public
 - less (or different) regulation of securities markets
 - more complex business negotiations
 - less liquidity
 - more fluctuations in prices
 - delays in settling foreign securities transactions
 - higher costs for holding shares (custodial fees)
 - higher transaction costs
 - vulnerability to seizure and taxes
 - political instability and small markets
 - different market trading days

- EMERGING MARKETS RISK
Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a fund investing in emerging market countries may be required to establish special custody or other arrangements before investing.

- SMALL COMPANIES
Investing in small companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

- FIXED INCOME SECURITIES
The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. These risks include:

 - fluctuations in market value
 - changes in interest rates; the value of a bond increases as interest rates decline and decreases as interest rates rise
 - length of time to maturity; the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates
 - issuers defaulting on their obligations to pay interest or return principal

TA IDEX EVERGREEN INTERNATIONAL SMALL CAP
--------------------------------------------------------------------------------

- PREFERRED STOCKS
Preferred stock may include the obligation to pay a stated dividend. Their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

- CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

- REAL ESTATE SECURITIES
Investments in the real estate industry are subject to risks associated with direct investment in real estate.

These risks include:

 - Declining real estate value
 - Risks relating to general and local economic conditions
 - Over-building
 - Increased competition for assets in local and regional markets
 - Increases in property taxes
 - Increases in operating expenses or interest rates
 - Change in neighborhood value or the appeal of properties to tenants
 - Insufficient levels of occupancy
 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

- DERIVATIVES
The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the investment manager, the fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the fund will be able to engage in these transactions to reduce exposure to other risks.

- CURRENCY RISK
Because the fund's foreign investments are generally held in foreign currencies, the fund is subject to currency risk, meaning the fund could experience gains or losses solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," in Appendix A of this prospectus.

- DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.idexfunds.com 30 days after the end of each calendar quarter. Such information will remain online for six months.

- INVESTOR PROFILE
This fund may be appropriate for investors who seek long-term capital growth and can volatility tolerate risks associated in small-cap stock and foreign investing.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
Because the fund has not commenced operations, no historical performance information is presented here. Performance information will be presented for the fund after it has been in operation for one complete calendar year.

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
Class A shares of TA IDEX are normally sold with an initial sales charge of 5.50% and 12b-1 distribution and service fees of up to 0.35% per year. The initial sales charge currently is waived for the funds being offered by this prospectus as these funds are available for investment only by certain strategic asset allocation funds.

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

-----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund assets)
                                                             CLASS OF SHARES
% OF AVERAGE DAILY NET ASSETS                                       A
-----------------------------------------------------------------------------
 Management fees                                                  1.07%
 Distribution and service (12b-1) fees                            0.35%
 Other expenses(a)                                                0.47%
-----------------------------------------------------------------------------
                                                              -------------
 TOTAL ANNUAL FUND OPERATING EXPENSES                             1.89%
 EXPENSE REDUCTION(B)                                            (0.57)%
                                                              -------------
 NET OPERATING EXPENSES                                           1.32%
-----------------------------------------------------------------------------

(a) Other expenses are based on estimates.
(b) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2006 for expenses that exceed 1.32%. TFAI is entitled to reimbursement by the fund of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.32%.

TA IDEX EVERGREEN INTERNATIONAL SMALL CAP
--------------------------------------------------------------------------------

EXAMPLE
This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.


------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
------------------------------------------------------
SHARE CLASS              1 YEAR           3 YEARS
------------------------------------------------------
               A          $134              $539
------------------------------------------------------


(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:


   Transamerica Fund Advisors, Inc.

   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202


ADVISORY FEE:



AVERAGE DAILY NET ASSETS
First $250 million...............................    1.07%
Over $250 million................................    1.00%



For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.


SUB-ADVISER:

   Evergreen Investment Management Company, LLC
   200 Berkeley Street
   Boston, Massachusetts 02116


SUB-ADVISORY FEE:



The sub-adviser received monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.52% of the first $250 million; 0.50% in excess of $250 million.


PORTFOLIO MANAGERS:


The fund is managed by an investment team.



FINANCIAL HIGHLIGHTS:


Financial Highlights are not included in this prospectus because Class A shares for this fund commenced operations after TA IDEX's fiscal year end of October 31, 2004.

TA IDEX J.P. MORGAN MID CAP VALUE
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The investment objective of TA IDEX J.P. Morgan Mid Cap Value is to seek growth from capital appreciation.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, J.P. Morgan Investment Management Inc. (JPMorgan), seeks to achieve this objective by investing primarily (at least 80% of the Fund's net assets under normal circumstances) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that JPMorgan believes to be undervalued.

Under normal market conditions, the fund will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The fund may invest in other equity securities, which include preferred stocks, convertible securities and foreign securities, which may take the form of depositary receipts.

JPMorgan may use derivatives to hedge various market risks or to increase the fund's income.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- MEDIUM-SIZED COMPANIES
Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

- VALUE RISK
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

- FOREIGN SECURITIES
Investments in foreign securities (including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs") and European Depositary Receipts
(EDRs)) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include:

 - changes in currency values
 - currency speculation
 - currency trading costs
 - different accounting and reporting practices
 - less information available to the public
 - less (or different) regulation of securities markets
 - more complex business negotiations
 - less liquidity
 - more fluctuations in prices
 - delays in settling foreign securities transactions
 - higher costs for holding shares (custodial fees)
 - higher transaction costs
 - vulnerability to seizure and taxes
 - political instability and small markets
 - different market trading days

- PREFERRED STOCKS
Preferred stock may include the obligation to pay a stated dividend. Their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

- CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

- DERIVATIVES
The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the investment manager, the fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the fund will be able to engage in these transactions to reduce exposure to other risks.

TA IDEX J.P. MORGAN MID CAP VALUE
--------------------------------------------------------------------------------

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," in Appendix A of this prospectus.

- DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.idexfunds.com 30 days after the end of each calendar quarter. Such information will remain online for six months.

- INVESTOR PROFILE
This fund may be appropriate for investors who seek investments in medium-sized companies with a value-oriented philosophy.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
Because the fund has not commenced operations, no historical performance information is presented here. Performance information will be presented for the fund after it has been in operation for one complete calendar year.

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
Class A shares of TA IDEX are normally sold with an initial sales charge of 5.5% and 12b-1 distribution and service fees of up to 0.35% per year. The initial sales charge currently is waived for the funds being offered by this prospectus as these funds are available for investment only by certain strategic asset allocation funds.

-----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund assets)
                                                             CLASS OF SHARES
% OF AVERAGE DAILY NET ASSETS                                       A
-----------------------------------------------------------------------------
 Management fees                                                  0.85%
 Distribution and service (12b-1) fees                            0.35%
 Other expenses(a)                                                0.27%
-----------------------------------------------------------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES                             1.47%
 Expense reduction(b)                                            (0.42)%
-----------------------------------------------------------------------------
 Net expenses                                                     1.05%
-----------------------------------------------------------------------------

(a) Other expenses are based on estimates.
(b) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2006 for expenses that exceed 1.05%. TFAI is entitled to reimbursement by the fund of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.05%.

EXAMPLE
This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
------------------------------------------------------
SHARE CLASS              1 YEAR           3 YEARS
------------------------------------------------------
               A          $107              $424
------------------------------------------------------

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc.
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

ADVISORY FEE:

AVERAGE DAILY NET ASSETS
First $100 million...............................    0.85%
over $100 million................................    0.80%

For additional information about TFAI, see the section entitled "Shareholder Information - Investor Adviser" of this prospectus

SUB-ADVISER:

   J.P. Morgan Investment Management Inc.
   522 Fifth Avenue
   New York, New York 10036

SUB-ADVISORY FEE:

The sub-adviser received monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.40% of the average daily net assets.

PORTFOLIO MANAGER:

Jonathan Simon, Managing Director. Mr. Simon has worked as a portfolio manager for JPMorgan and its predecessors since 1980.

FINANCIAL HIGHLIGHTS

Financial Highlights are not included in this prospectus because Class A shares for this fund commenced operations after TA IDEX's fiscal year end of October 31, 2004.

TA IDEX MARSICO INTERNATIONAL GROWTH
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The investment objective of TA IDEX Marsico International Growth is to seek long term growth of capital.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, Banc of America Capital Management, LLC (BACAP), has entered into an agreement with Marsico Capital Management, LLC (Marsico), under which Marsico provides portfolio management to the fund. Marsico seeks to achieve the fund's objective by investing primarily (no less than 65% of its total assets) in:

- common stocks of foreign companies that are selected for their long-term growth potential.

The fund may invest in companies of any size throughout the world. The fund normally invests in issuers from at least three different countries, not including the United States, and generally maintains a core position of between 35 and 50 common stocks. The fund may invest in common stocks of companies operating in emerging markets. International investing involves additional risks, including currency fluctuations and economic and political instability.

Stocks for this fund are selected based on an approach that combines "top-down" economic analysis with "bottom-up" stock selection. Top-down analysis takes into consideration macro-economic factors such as interest rates, inflation, the regulatory environment and the global competitive landscape, as well as the most attractive global investment opportunities, industry consolidation and other economic and social trends. Bottom-up analysis emphasizes investments in well-known, high-quality companies with characteristics such as specific expertise or dominance, franchise durability and pricing power, solid fundamentals such as strong balance sheets, strong management and reasonable valuations in light of projected growth rates.

WHAT IS A "TOP-DOWN" APPROACH?
When using a "top-down" approach, a sub-adviser may look first at broad market factors, and on the basis of those market factors, choose certain sectors, or industries within the overall market. The sub-adviser may then look at individual companies within those sectors or industries.

WHAT IS A "BOTTOM-UP" ANALYSIS?
When a sub-adviser uses a "bottom-up" approach, it may look primarily at individual companies against the context of broader market factors. It may then seek to identify individual companies with earnings growth potential that may not be recognized by the market at large.

To determine whether a particular company may be a suitable investment, Marsico may focus on a number of different attributes, including:

 - interest rates
 - the regulatory environment
 - the global competitive landscape
 - a company's market expertise or dominance
 - a company's solid fundamentals
 - a company's commitment to shareholder interest

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

- FOREIGN SECURITIES
Investments in foreign securities (including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs)) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include:

 - changes in currency values
 - currency speculation
 - currency trading costs
 - different accounting and reporting practices
 - less information available to the public
 - less (or different) regulation of securities markets
 - more complex business negotiations
 - less liquidity
 - more fluctuations in securities prices
 - delays in settling foreign securities transactions
 - higher costs for holding shares (custodial fees)
 - higher transaction costs
 - vulnerability to seizure and taxes
 - political instability and small markets
 - different market trading days

- EMERGING MARKETS RISK
Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less

TA IDEX MARSICO INTERNATIONAL GROWTH
--------------------------------------------------------------------------------

developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a fund investing in emerging market countries may be required to establish special custody or other arrangements before investing.

- CURRENCY RISK
Because the fund's foreign investments are generally held in foreign currencies, the fund is subject to currency risk, meaning the fund could experience gains or losses solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

- DEFAULT RISK
The fund is also subject to the risk that the issuer of a security in which it invests may fail to pay the principal or interest payments when due. This will lower the return from, and the value of, the security, which will lower the performance of the fund.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," in Appendix A of this prospectus.

- DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.idexfunds.com 30 days after the end of each calendar quarter. Such information will remain online for six months.

- INVESTOR PROFILE
This fund may be appropriate for investors who seek long term growth of capital and who can tolerate fluctuations inherent in international stock investing.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
Because the fund has not commenced operations, no historical performance information is presented here. Performance information will be presented for the fund after it has been in operation for one complete calendar year.

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
Class A shares of TA IDEX are normally sold with an initial sales charge of 5.50% and 12b-1 distribution and service fees of up to 0.35% per year. The initial sales charge currently is waived for the funds being offered by this prospectus as these funds are available for investment only by certain strategic asset allocation funds.

-----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund assets)
                                                             CLASS OF SHARES
% OF AVERAGE DAILY NET ASSETS                                       A
-----------------------------------------------------------------------------
 Management fees                                                  1.06%
 Distribution and service (12b-1) fees                            0.35%
 Other expenses(a)                                                0.46%
-----------------------------------------------------------------------------
                                                              -------------
 TOTAL ANNUAL FUND OPERATING EXPENSES                             1.87%
 Expense reduction(b)                                            (0.56)%
-----------------------------------------------------------------------------
 Net expenses                                                     1.31%
-----------------------------------------------------------------------------

(a) Other expenses are based on estimates.
(b) Contractual arrangements have been made with the fund's investment adviser Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2006 for expenses that exceed 1.31%. TFAI is entitled to reimbursement by the fund of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.31%.

EXAMPLE
This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

-----------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
-----------------------------------------------------
SHARE CLASS              1 YEAR           3 YEARS
-----------------------------------------------------
               A          $133             $533
-----------------------------------------------------

TA IDEX MARSICO INTERNATIONAL GROWTH
--------------------------------------------------------------------------------

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc.
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

ADVISORY FEE:

AVERAGE DAILY NET ASSETS

First $300 million...............................    1.06%
$300 million up to $400 million..................    1.01%
$400 million up to $1 billion....................    0.96%
over $1 billion..................................    0.91%

For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

   Banc of America Capital Management, LLC
   101 S. Tryon Street
   Charlotte, North Carolina 28255

SUB-ADVISORY FEE:

The sub-adviser received monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.50% of the first $300 million; 0.45% from $300 million to $400 million; 0.40% from $400 million to $1 billion; and 0.35% in excess of $1 billion.

PORTFOLIO MANAGERS:

JAMES G. GENDELMAN is the portfolio manager of TA IDEX Marsico International Growth. Prior to joining Marsico Capital Management, LLC in May of 2000, Mr. Gendelman spent 13 years as a Vice President of International Sales for Goldman, Sachs & Co. He holds a bachelors degree in Accounting from Michigan State University and a MBA in Finance from the University of Chicago.

FINANCIAL HIGHLIGHTS:

Financial Highlights are not included in this prospectus because Class A shares for this fund commenced operations after TA IDEX's fiscal year end of October 31, 2004.

TA IDEX MERCURY LARGE CAP VALUE
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The investment objective of TA IDEX Mercury Large Cap Value is to seek long-term capital growth. In attempting to achieve its objective, the fund will seek to achieve superior long-term performance relative to the Russell 1000 Value Index by investing primarily in a diversified portfolio of equity securities of large cap companies located in the U.S.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, Fund Asset Management, L.P., doing business as Mercury Advisors (Mercury), seeks to achieve this objective by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of large cap companies Mercury selects from among those that are, at the time of purchase, included in the Russell 1000(R) Value Index.

Mercury seeks to identify well-managed companies with good earnings growth rates selling at a reasonable valuation using a quantitative screening model combined with fundamental research, strict portfolio construction parameters, and risk management controls to seek repeatability of investment success.

- INVESTMENT PROCESS
Mercury follows a quantitative multifactor model in selecting securities for the fund's portfolio that considers such factors as:

- Earnings momentum to include the direction of earnings estimates

- Earnings surprise to include reported earnings vs. expectations

- Valuation to include a dividend discount model and relative P/E analysis

Mercury looks for strong relative earnings growth, preferring internal growth and unit growth over growth resulting from a company's pricing structure. A company's stock price relative to its earnings and book value is also examined; if Mercury believes that a company is overvalued, it will not be considered as an investment for the fund's portfolio. After the initial screening is done, Mercury relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies that Mercury believes have strong, sustainable earnings growth with current momentum at attractive price valuations.

Because the fund generally will not hold all the stocks in its index, and because its investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the fund is not an "index" portfolio. In seeking to outperform its benchmark, however, Mercury reviews potential investments using certain criteria that are based on the securities index. These criteria currently include the following:

- Relative price earnings and price to book ratios

- Stability and quality of earnings momentum and growth

- Weighted median market capitalization of the fund's portfolio

- Allocation among the economic sectors of the fund's portfolio as compared to the index

- Weighted individual stocks within the applicable index

In addition, the fund may invest up to 10% of its assets in securities of companies organized under the laws of countries other than the United States that are traded on foreign securities exchanges or in the foreign over-the-counter markets, including securities of foreign issuers that are represented by American Depositary Receipts, or "ADRs." Securities of foreign issuers that are represented by ADRs or that are listed on a U.S. over-the-counter market are considered "foreign securities" for the purpose of the fund's investment allocations. The fund anticipates that it would generally limit its foreign securities investments to ADRs of issuers in developed countries.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- VALUE RISK
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

- FOREIGN SECURITIES
Investments in foreign securities (including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs)) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include:

 - changes in currency values
 - currency speculation
 - currency trading costs
 - different accounting and reporting practices
 - less information available to the public
 - less (or different) regulation of securities markets
 - more complex business negotiations
 - less liquidity
 - more fluctuations in prices
 - delays in settling foreign securities transactions
 - higher costs for holding shares (custodial fees)
 - higher transaction costs
 - vulnerability to seizure and taxes
 - political instability and small markets
 - different market trading days

You may lose money if you invest in this fund.

TA IDEX MERCURY LARGE CAP VALUE
--------------------------------------------------------------------------------

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," in Appendix A of this prospectus.
- DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.idexfunds.com 30 days after the end of each calendar quarter. Such information will remain online for six months.

- INVESTOR PROFILE
This fund may be appropriate for investors who seek superior long-term performance with below average volatility.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
Because the fund has not commenced operations, no historical performance information is presented here. Performance information will be presented for the fund after it has been in operation for one complete calendar year.

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
Class A shares of TA IDEX are normally sold with an initial sales charge of 5.50% and 12b-1 distribution and service fees of up to 0.35% per year. The initial sales charge has been waived for the funds being offered by this prospectus as these funds are available for investment only by certain strategic asset allocation funds.

-----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund assets)
                                                             CLASS OF SHARES
% OF AVERAGE DAILY NET ASSETS                                       A
-----------------------------------------------------------------------------
 Management fees                                                   0.80%
 Distribution and service (12b-1) fees                             0.35%
 Other expenses(a)                                                 0.20%
-----------------------------------------------------------------------------
                                                                -------------
 TOTAL ANNUAL FUND OPERATING EXPENSES                              1.35%
 Expense reduction(b)                                             (0.35)%
-----------------------------------------------------------------------------
 Net expenses                                                      1.00%
-----------------------------------------------------------------------------

(a) Other expenses are based on estimates.
(b) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2006 for expenses that exceed 1.00%. TFAI is entitled to reimbursement by the fund of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.00%.

EXAMPLE
This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

-----------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
-----------------------------------------------------
SHARE CLASS              1 YEAR           3 YEARS
-----------------------------------------------------
               A          $102             $393
-----------------------------------------------------

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc.
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

ADVISORY FEE:

AVERAGE DAILY NET ASSETS

First $250 million..............................     0.80%
over $250 million up to $750 million............    0.775%
over $750 million...............................     0.75%

For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

   Fund Asset Management, L.P., doing business as
   Mercury Advisors
   800 Scudders Mill Road
   Plainsboro, New Jersey 08536

SUB-ADVISORY FEE:

The sub-adviser received monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.35% of the first $250 million; 0.325% from $250 million to $750 million; and 0.30% in excess of $750 million.

PORTFOLIO MANAGERS:

This fund is managed by a team led by Robert Doll, CFA, President and CIO of Mercury Advisors.

FINANCIAL HIGHLIGHTS:

Financial Highlights are not included in this prospectus because Class A shares for this fund commenced operations after TA IDEX's fiscal year end of October 31, 2004.

TA IDEX TRANSAMERICA SHORT-TERM BOND
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The investment objective of TA IDEX Transamerica Short-Term Bond is to seek a high level of income consistent with minimal fluctuation in principal value and liquidity.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve this objective by investing in a diversified portfolio as follows:

- short-term and intermediate-term investment-grade corporate obligations

- obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

- mortgage-backed securities.

TIM may also invest in bank obligations, collaterized mortgage obligations, foreign securities and hybrids. Normally, the fund will invest at least 80% of its net assets in bonds.

Bank obligations purchased for the fund are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the fund are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign government securities purchased for the fund must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the fund are determined by the fund manager to present minimal credit risks.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:

- FIXED-INCOME SECURITIES
The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

 - fluctuations in market value
 - changes in interest rates: the value of a fixed income security generally decreases as interest rates rise
 - length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates
 - issuers defaulting on their obligations to pay interest or return principal

- MORTGAGE-RELATED SECURITIES
Mortgaged-related securities in which the fund may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies such as GNMA (Ginnie Mae) and government-related organizations such as FNMA (Fannie Mae) and FHLMC (Freddie Mac), as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related are guaranteed by a third party or otherwise similarly secured, the market value of the security, which is not so secured.

Ginnie Mae guarantees the payment of principal and interest on Ginnie Mae securities and this guarantee is backed by the full faith and credit of the U.S. Government. Ginnie Mae may borrow from the U.S. Treasury if needed to make payments under its guarantee. The guarantee does not apply to the value or yield of Ginnie Mae securities. Fannie Mae guarantees full and timely payment of all interest and principal and Freddie Mac guarantees timely payment of interest and the ultimate collection of principal. Securities issued by Fannie Mae and Freddie Mac are supported by their right to borrow money from the U.S. Treasury under certain circumstances. There is no assurance that the U.S. Government will support Fannie Mae or Freddie Mac securities and, accordingly, these securities involve a risk of non-payment of principal and interest. The fund's investments in mortgage-related securities also are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the fund to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated.

- INTEREST RATES
The interest rates on short-term obligations held in the fund's portfolio will vary, rising or falling with short-term interest rates generally. The fund's yield will tend to lag behind general changes in interest rate.

The ability of the fund's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

- DEFAULT RISK
The fund is also subject to the risk that the issuer of a security in which it invests may fail to pay the principal or interest payments when due. This will lower the return from, and the value of, the security, which will lower the performance of the fund.

- FOREIGN SECURITIES
Investments in foreign securities including American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts (EDRs) involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include:

 - changes in currency value
 - currency speculation
 - currency trading costs
 - different accounting and reporting practices
 - less information available to the public
 - less (or) different regulation of securities markets
 - more complex business negotiations
 - less liquidity
 - more fluctuations in prices
 - delays in settling foreign securities transactions
 - higher costs for holding shares (custodial fees)
 - higher transaction costs
 - vulnerability to seizure and taxes
 - political instability and small markets
 - different market trading days

TA IDEX TRANSAMERICA SHORT-TERM BOND
--------------------------------------------------------------------------------

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," in Appendix A of this prospectus.

- DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.idexfunds.com 30 days after the end of each calendar quarter. Such information will remain online for six months.

- INVESTOR PROFILE
Investors who seek a low-cost, broadly-diversified, fixed-income investment to balance the risks of a portfolio containing stocks.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
Because the fund has not commenced operations, no historical performance information is presented here. Performance information will be presented for the fund after it has been in operation for one complete calendar year.

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
Class A shares of TA IDEX are normally sold with an initial sales charge of 5.50% and 12b-1 distribution and service fees of up to 0.35% per year. The initial sales charge currently is waived for the funds being offered by this prospectus as these funds are available for investment only by certain strategic asset allocation funds.

-----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund assets)
                                                             CLASS OF SHARES
% OF AVERAGE DAILY NET ASSETS                                       A
-----------------------------------------------------------------------------
 Management fees                                                   0.65%
 Distribution and service (12b-1) fees                             0.35%
 Other expenses(a)                                                 0.14%
-----------------------------------------------------------------------------
                                                                -------------
 TOTAL ANNUAL FUND OPERATING EXPENSES                              1.14%
 EXPENSE REDUCTION(B)                                             (0.29)%
                                                                -------------
 NET OPERATING EXPENSES                                            0.85%
-----------------------------------------------------------------------------

(a) Other expenses are based on estimates.
(b) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2006, for expenses that exceed 0.85%. TFAI is entitled to reimbursement by the fund of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 0.85%.

EXAMPLE
This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

-----------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
-----------------------------------------------------
SHARE CLASS              1 YEAR           3 YEARS
-----------------------------------------------------
               A           $87             $333
-----------------------------------------------------

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc.
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

ADVISORY FEE:

AVERAGE DAILY NET ASSETS

First $250 million..............................     0.65%
over $250 million up to $500 million............     0.60%
over $500 million up to $1 billion..............    0.575%
over $1 billion.................................     0.55%

For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

   Transamerica Investment Management, LLC
   1150 South Olive Street, Suite 2700
   Los Angeles, California 90015

SUB-ADVISORY FEE:

The sub-adviser received monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.25% of the first $250 million; 0.20% from $250 million to $500 million; 0.175% from $500 million to $1 billion; and 0.15% in excess of $1 billion.

TA IDEX TRANSAMERICA SHORT-TERM BOND
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS:

HEIDI V. HU, CFA, is Senior Vice President and Head of Fixed Income Investments at TIM. Ms. Hu is Lead Portfolio Manager of the Transamerica Premier Bond Fund and Co-Manager of the Transamerica Premier Balanced Fund. She also manages sub-advised funds and institutional separate accounts in the fixed income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.A. in economics from Lewis & Clark College. Ms. Hu is a Chartered Financial Analyst.

PETER O. LOPEZ is Vice President and Director of Research, Fixed Income at TIM. He also manages institutional separate accounts in the fixed income discipline. Prior to joining TIM, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Fixed-Income Analyst for TIS from 1997 - 2000. He holds an M.B.A. in finance and accounting from the University of Michigan and received a B.A. in economics from Arizona State University. Mr. Lopez is a CFA Level III candidate.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

FINANCIAL HIGHLIGHTS:

Financial Highlights for this fund are not included in this prospectus because Class A shares for this fund commenced operations after TA IDEX's fiscal year end of October 31, 2004.

TA IDEX UBS LARGE CAP VALUE
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The investment objective of TA IDEX UBS Large Cap Value is to seek to maximize total return, consisting of capital appreciation and current income.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, UBS Global Asset Management (Americas) Inc. (UBS), seeks to achieve this objective by investing, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of U.S. large capitalization companies. Large capitalization companies means companies with a market capitalization range equal to that of the fund's benchmark, the Russell 1000 Value Index. As of November 30, 2004, the capitalization of companies represented in the Russell 1000 Value Index ranged between $0.5 million and $373 billion. Investments in equity securities may include dividend-paying securities, common stock and preferred stock.

In selecting securities, UBS focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. In this context, the fundamental value of a given security is UBS's assessment of what a security is worth. The fund will select a security whose fundamental value it estimates to be greater than its market value at any given time. For each stock under analysis, UBS bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. UBS then compares its assessment of a security's value against the prevailing market prices with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.

The fund also may (but is not required to) use options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks. The fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the fund may make substantial temporary defensive investments in cash equivalents, which may affect the fund's ability to pursue its investment objective.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- PREFERRED STOCKS
Preferred stock may include the obligation to pay a stated dividend. Their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

- VALUE RISK
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

- DERIVATIVES
The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the investment manager, the fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the fund will be able to engage in these transactions to reduce exposure to other risks.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," in Appendix A of this prospectus.

- DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.idexfunds.com 30 days after the end of each calendar quarter. Such information will remain online for six months.

- INVESTOR PROFILE
This fund may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially high returns over the long term.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
Because the fund has not commenced operations, no historical performance information is presented here. Performance information will be presented for the fund after it has been in operation for one complete calendar year.

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
Class A shares of TA IDEX are normally sold with an initial sales charge 5.50% and 12b-1 distribution and service fees of up to 0.35% per year. The initial sales charge currently is waived for the

TA IDEX UBS LARGE CAP VALUE
--------------------------------------------------------------------------------


funds being offered by this prospectus as these funds are available for investment only by certain strategic asset allocation funds.



-----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund assets)
                                                             CLASS OF SHARES
% OF AVERAGE DAILY NET ASSETS                                       A
-----------------------------------------------------------------------------
 Management fees                                                  0.85%
 Distribution and service (12b-1) fees                            0.35
 Other expenses(a)                                                0.50%
-----------------------------------------------------------------------------
                                                            -------------
 TOTAL ANNUAL FUND OPERATING EXPENSES                             1.70%
 EXPENSE REDUCTIONS(B)                                           (0.65)%
                                                            ---------
 NET OPERATING EXPENSES                                           1.05%
-----------------------------------------------------------------------------



(a) Other expenses are based on estimates.


(b) Contractual arrangements have been made with the Fund's investment advisor Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2006 for expenses that exceed 1.05%. TFAI is entitled to reimbursement by the fund of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.05%.


EXAMPLE
This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.


-------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF THE PERIOD:
-------------------------------------------------------
SHARE CLASS           1 YEAR        3 YEARS
-------------------------------------------------------
              A        $107           $472
-------------------------------------------------------


(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:


   Transamerica Fund Advisors, Inc.

   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202


ADVISORY FEE:



AVERAGE DAILY NET ASSETS
First $200 million...............................    0.85%
over $200 million up to $750 million.............    0.80%
over $750 million up to $1 billion...............    0.75%
over $1 billion..................................    0.70%



For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.


SUB-ADVISER:

   UBS Global Asset Management (Americas) Inc.
   One North Wacker Drive
   Chicago, Illinois 60606


SUB-ADVISORY FEE:



The sub-adviser received monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.38% of the first $200 million; 0.36% from $200 million to $400 million; 0.34% from $400 million to $750 million; 0.32% from $750 million to $1 billion; 0.30% in excess of $1 billion.



PORTFOLIO MANAGERS:



Investment decisions for the fund are made by an investment management team at UBS. No member of the team is primarily responsible for the day-to-day management of the Fund.



FINANCIAL HIGHLIGHTS


Financial Highlights are not included in this prospectus because Class A shares for the fund commenced operations after TA IDEX's fiscal year end of October 31, 2004.

TA IDEX VAN KAMPEN EMERGING MARKETS DEBT
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The investment objective of TA IDEX Van Kampen Emerging Markets Debt is to seek high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser is Morgan Stanley Investment Management Inc., which does business in certain instances (including its role as a sub-adviser to this fund) under the name Van Kampen.

Van Kampen seeks to achieve the fund's objective by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Using macroeconomic and fundamental analysis, Van Kampen seeks to identify developing countries that are believed to be undervalued and have attractive or improving fundamentals. After the country allocation is determined, the sector and security selection is made within each country.

The sub-adviser's global allocation team analyzes the global economic environment and its impact on emerging markets. The sub-adviser focuses on investing in countries that show signs of positive fundamental change. This analysis considers macroeconomic factors, such as GDP growth, inflation, monetary policy, fiscal policy and interest rates and sociopolitical factors, such as political risk, leadership, social stability and commitment to reform.

In selecting securities, the sub-adviser first examines yield curves with respect to a country and then considers instrument-specific criteria, including
(i) spread duration; (ii) real interest rates; and (iii) liquidity. The fund's holdings may range in maturity from overnight to 30 years or more and will not be subject to any minimum credit rating standard. The sub-adviser may, when or if available, use certain strategies, including the use of derivatives, to protect the fund from overvalued currencies or to take advantage of undervalued currencies. The sub-adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

Under normal circumstances, at least 80% of the assets of the fund will be invested in debt securities of issuers located in emerging market countries. An issuer is located in an emerging market country if:

- its principal securities trading market is in an emerging market country;

- alone or on a consolidated basis, it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in emerging markets; or

- it is organized under the laws of, or has a principal office in, an emerging market country.

Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations such as the United States or most nations in Western Europe. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries in Western Europe.


THIS FUND IS NON-DIVERSIFIED.



WHAT IS A NON-DIVERSIFIED FUND?


A "non-diversified" fund has the ability to take larger positions in a smaller number of issuers. To the extent a fund invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a widely diversified fund and may be subject to a greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the fund may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.


(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:

- FOREIGN SECURITIES
Investments in foreign securities (including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs)) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include:

 - changes in currency values
 - currency speculation
 - currency trading costs
 - different accounting and reporting practices
 - less information available to the public

 - less (or different) regulation of securities markets

 - more complex business negotiations
 - less liquidity
 - more fluctuations in prices
 - delays in settling foreign securities transactions
 - higher costs for holding shares (custodial fees)
 - higher transaction costs
 - vulnerability to seizure and taxes
 - political instability and small markets
 - different market trading days

- EMERGING MARKETS RISK
Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a fund investing in emerging market countries may be

TA IDEX VAN KAMPEN EMERGING MARKETS DEBT
--------------------------------------------------------------------------------

required to establish special custody or other arrangements before investing.

- CURRENCY RISK
Because the fund's foreign investments are generally held in foreign currencies, the fund is subject to currency risk, meaning the fund could experience gains or losses solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

- FIXED-INCOME SECURITIES
The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

 - fluctuations in market value
 - changes in interest rates: the value of a fixed income security generally decreases as interest rates rise
 - length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates
 - issuers defaulting on their obligations to pay interest or return principal

- DERIVATIVES
The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the investment manager, the fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the fund will be able to engage in these transactions to reduce exposure to other risks.

- SHORT SELLING AND LEVERAGING
 - The fund may sell securities short. In a short sale transaction, the fund sells a borrowed security in anticipation of a decline in the market value of that security, hoping to profit from the difference between the amount received from the sale and the cost of replacing the borrowed security. If Van Kampen incorrectly predicts that the price of a borrowed security will decline, the fund may lose money because the amount necessary to replace the borrowed security will be greater than the amount received from the sale.
 - The fund may borrow money for investment purposes. Borrowing for investment purposes is a speculative activity that creates leverage. Leverage will magnify the effect of increases and decreases in prices of fund securities.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," in Appendix A of this prospectus.

- DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.idexfunds.com 30 days after the end of each calendar quarter. Such information will remain online for six months.

- INVESTOR PROFILE
This fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in lower-rated and unrated fixed income securities in emerging markets.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
Because the fund has not commenced operations, no historical performance information is presented here. Performance information will be presented for the fund after it has been in operation for one complete calendar year.

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
Class A shares of TA IDEX are normally sold with an initial sales charge of 0.50% and 12b-1 distribution and service fees of up to 0.35% per year. The initial sales charge currently is waived for the funds being offered by this prospectus as these funds are available for investment only by certain strategic asset allocation funds.

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

-----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund assets)
                                                             CLASS OF SHARES
% OF AVERAGE DAILY NET ASSETS                                       A
-----------------------------------------------------------------------------
 Management fees                                                  0.95%
 Distribution and service (12b-1) fees                            0.35%
 Other expenses(a)                                                0.47%
-----------------------------------------------------------------------------
                                                            -------------
 TOTAL ANNUAL FUND OPERATING EXPENSES                             1.77%
 EXPENSE REDUCTION(B)                                            (0.62)%
                                                            -------------
 NET OPERATING EXPENSES                                           1.15%
-----------------------------------------------------------------------------

(a) Other expenses are based on estimates.
(b) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2006 for expenses that exceed 1.15%, excluding 12b-1 fees. TFAI is entitled to reimbursement by the fund of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.15%.

TA IDEX VAN KAMPEN EMERGING MARKETS DEBT
--------------------------------------------------------------------------------

EXAMPLE
This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.


------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
------------------------------------------------------
SHARE CLASS              1 YEAR           3 YEARS
------------------------------------------------------
               A          $117              $497
------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
------------------------------------------------------
SHARE CLASS            1 YEAR           3 YEARS
------------------------------------------------------
               A          $117              $497
------------------------------------------------------


(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:


   Transamerica Fund Advisors, Inc.

   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202


ADVISORY FEE:



AVERAGE DAILY NET ASSETS
First $250 million...............................    0.95%
Over $250 million up to $500 million.............    0.90%
Over $500 million................................    0.80%



For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.


SUB-ADVISER:


   Morgan Stanley Investment Management Inc. -- Van Kampen

   1221 Avenue of the Americas
   New York, New York 10020


SUB-ADVISORY FEE:



The sub-adviser received monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.45% of the first $250 million; 0.40% from $250 million to $500 million; and 0.35% in excess of $500 million.



PORTFOLIO MANAGERS:



The fund is managed by the Van Kampen Emerging Market Debt team. Current members of the team include Abiggil L. McKenna (Managing Director), Erte J. Baurmeister (Executive Director), and Federico Kavne (Executive Director). The composition of the team may change without notice from time to time.



FINANCIAL HIGHLIGHTS:


Financial Highlights are not included in this prospectus because Class A shares for this fund commenced operations after TA IDEX's fiscal year end of October 31, 2004.

TA IDEX VAN KAMPEN SMALL COMPANY GROWTH
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The investment objective of TA IDEX Van Kampen Small Company Growth is to seek long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser is Morgan Stanley Investment Management Inc., which does business in certain instances (including its role as a sub-adviser to this fund) under the name Van Kampen.


Van Kampen seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small U.S. and, to a limited extent, foreign companies.



Under normal circumstances, at least 80% of the fund's net assets will be invested in equity securities of small companies. A company is considered to be a small cap company if it has a total market capitalization at the time of purchase of $4 billion or less. The market capitalization limit is subject to adjustment annually based upon Van Kampen's assessment as to the capitalization range of companies which possess the fundamental characteristics of small cap companies. Van Kampen may invest up to 5% of the fund's assets in securities of issuers located in emerging market countries.


The sub-adviser invests in companies that it believes exhibit some or all of the following characteristics: (i) superior growth prospects, (ii) accelerating returns on invested capital, (iii) sustainable competitive advantages, and (iv) experienced and incentivized management teams.


The process for investing is research intensive and Van Kampen focuses primarily on bottom-up fundamental analysis, rather than employing a top-down approach. The majority of the research is generated internally by fund managers and their analysts. Van Kampen closely tracks companies' earnings quality through detailed financial modeling in seeking to ensure that reported results accurately reflect the underlying economics and trends in the business. In addition, Van Kampen utilizes an extensive network of industry contacts and access to management teams to monitor changes in the competitive position of the companies in the fund. The sub-adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.


WHAT IS A "BOTTOM-UP" ANALYSIS?
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.


Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- SMALL COMPANIES
Investing in small companies involves greater risk than is customarily associated with more established companies. Stocks of small companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.


- GROWTH STOCKS


Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.


- FOREIGN SECURITIES
Investments in foreign securities (including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs)) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include:

 - changes in currency values
 - currency speculation
 - currency trading costs
 - different accounting and reporting practices
 - less information available to the public

 - less (or different) regulation of securities markets

 - more complex business negotiations
 - less liquidity
 - more fluctuations in prices
 - delays in settling foreign securities transactions
 - higher costs for holding shares (custodial fees)
 - higher transaction costs
 - vulnerability to seizure and taxes
 - political instability and small markets
 - different market trading days

TA IDEX VAN KAMPEN SMALL COMPANY GROWTH
--------------------------------------------------------------------------------

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," in Appendix A of this prospectus.

- DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.idexfunds.com 30 days after the end of each calendar quarter. Such information will remain online for six months.

- INVESTOR PROFILE
This fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in the equity securities of growth-oriented small companies.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
Because the fund has not commenced operations, no historical performance information is presented here. Performance information will be presented for the fund after it has been in operation for one complete calendar year.

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
Class A shares of TA IDEX are normally sold with an initial sales charge of 5.50% and 12b-1 distribution and service fees of up to 0.35% per year. The initial sales charge currently is waived for the funds being offered by this prospectus as these funds are available for investment only by certain strategic asset allocation funds.

-----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund assets)
                                                             CLASS OF SHARES
% OF AVERAGE DAILY NET ASSETS                                       A
-----------------------------------------------------------------------------
 Management fees                                                  0.95%
 Distribution and service (12b-1) fees                            0.35%
 Other expenses(a)                                                0.44%
-----------------------------------------------------------------------------
                                                              -------------
 TOTAL ANNUAL FUND OPERATING EXPENSES                             1.74%
 EXPENSE REDUCTIONS(B)                                           (0.59)%
                                                              -------------
 NET OPERATING EXPENSES                                           1.15%
-----------------------------------------------------------------------------

(a) Other expenses are based on estimates.
(b) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2006 for expenses that exceed 1.15%. TFAI is entitled to reimbursement by the fund of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.15%.

EXAMPLE
This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
------------------------------------------------------
SHARE CLASS              1 YEAR           3 YEARS
------------------------------------------------------
               A          $117              $490
------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
------------------------------------------------------
SHARE CLASS            1 YEAR           3 YEARS
------------------------------------------------------
               A          $117              $490
------------------------------------------------------

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc.
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

ADVISORY FEE:

AVERAGE DAILY NET ASSETS
First $500 million...............................    0.95%
over $500 million................................    0.85%

For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

   Morgan Stanley Investment Management Inc. -- Van Kampen
   1221 Avenue of the Americas
   New York, New York 10020

SUB-ADVISORY FEE:

The sub-adviser received monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.45% of the first $500 million; 0.40% in excess of $500 million.

PORTFOLIO MANAGERS:

The fund is managed by the Van Kampen Small/Mid Cap Growth team. The team is made up of established investment professionals. Current members of the team include Dennis Lynch (Managing Director) and David Cohen (Executive Director). The composition of the team may change without notice from time to time.

FINANCIAL HIGHLIGHTS:

Financial Highlights are not included in this prospectus because Class A shares for the fund commenced operations after TA IDEX's fiscal year end of October 31, 2004.

SECTION B - SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------


REGULATORY PROCEEDINGS



There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting Transamerica Fund Advisors, Inc. (TFAI), the investment adviser for TA IDEX and certain employees and affiliates of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the funds currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the funds are not aware of any allegation of wrongdoing against them and their board at the time this prospectus is printed. Although it is not anticipated that these developments will have an adverse impact on the funds, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the funds and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the funds, will bear the costs regarding these regulatory matters.


INVESTMENT ADVISER


TA IDEX is run by a Board of Trustees. The assets of each fund are managed by an investment adviser, who in turn selects sub-advisers, which employ the portfolio manager(s). All such advisers to the funds are supervised by the Board of Trustees. You can find additional information about the TA IDEX Trustees and officers in the SAI.



TRANSAMERICA FUND ADVISORS, INC. (TFAI), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, serves as investment adviser for TA IDEX. The investment adviser hires sub-advisers to furnish investment advice and recommendations and has entered into sub-advisory agreements with each sub-adviser. The investment adviser also monitors the sub-advisers' buying and selling of securities and administration of the funds. For these services, it is paid an advisory fee. This fee is calculated on the average daily net assets of each fund, and is paid at the rates previously shown in this prospectus.



TFAI is directly-owned by Western Reserve Life Assurance Co. of Ohio (78%) (Western Reserve) and AUSA Holding Company (22%) (AUSA), both of which are indirect wholly-owned subsidiaries of AEGON N.V. Great Companies, L.L.C., a sub-adviser to the funds, is a 30% owned indirect subsidiary of AUSA. AUSA is wholly-owned by Transamerica Holding Company, which is wholly-owned by AEGON USA, Inc. (AEGON USA), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly-owned indirect subsidiary of AEGON N.V., a Netherlands corporation and publicly traded international insurance group. Great Companies, L.L.C., AEGON USA Investment Management, LLC and Transamerica Investment Management, LLC (TIM) are affiliates of TFAI and TA IDEX.



TFAI and/or its affiliates may pay, out of its own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution or Service Arrangements" in this prospectus.



AEGON/Transamerica Series Fund, Inc. (ATSF) received an Order from the Securities and Exchange Commission (Release IC-23379 dated August 5, 1998) (Order) that permits TA IDEX and its investment adviser, TFAI, subject to certain conditions, and without the approval of shareholders to:



(1) employ a new unaffiliated sub-adviser for a fund pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;



(2) materially change the terms of any sub-advisory agreement; and



(3) continue the employment of an existing sub-adviser on sub-advisory contract terms where a contract has been assigned because of a change of control of the sub-adviser.



In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.



A discussion regarding the basis for the Board of Trustees approving any investment advisory or subadvisory contract will be available in the semi-annual report which will be available on or about June 30, 2005.


CLASS A SHARES

PURCHASE AND REDEMPTION OF SHARES

Class A shares of the TA IDEX funds in this prospectus are currently offered for investment only to certain strategic asset allocation funds. These shares are offered to the following TA IDEX strategic asset allocation funds: TA IDEX Asset Allocation - Conservative Portfolio, TA IDEX Asset Allocation - Growth Portfolio, TA IDEX Asset Allocation - Moderate Growth Portfolio and TA IDEX Asset Allocation - Moderate Portfolio.



Class A shares are normally sold with an initial sales charge of 5.50% and 12b-1 distribution and service fees of up to 0.35% per year. The initial sales charge is currently waived for the funds being offered by this prospectus as these funds are offered for investment only by certain strategic asset allocation funds.


FEATURES AND POLICIES


HOW SHARE PRICE IS DETERMINED



The price at which shares are purchased or redeemed is the NAV that is next calculated following receipt and acceptance of a purchase order in good order or receipt of a redemption order in good order by the fund or an authorized intermediary.



WHEN SHARE PRICE IS DETERMINED



The NAV of all funds is determined on each day the New York Stock Exchange ("NYSE") is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day,


                                        22
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SECTION B - SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a fund does not price its shares (therefore, the NAV of a fund holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the funds).

Purchase orders received in good order and accepted and redemption orders received in good order before the close of business on the NYSE, usually 4:00 p.m. Eastern Time, receive the share price determined at the close of the NYSE that day (plus or minus applicable sales charges and/or redemption fees). Purchase and redemption requests received after the NYSE is closed receive the share price at the close of the NYSE the next day the NYSE is open. Purchase and redemption requests by telephone are deemed received when the telephone call is received.

Orders for shares of the TA IDEX Asset Allocation funds and corresponding orders for the TA IDEX underlying funds in which they invest are priced on the same day when orders for shares of the TA IDEX Asset Allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the TA IDEX Asset Allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding TA IDEX underlying funds on the same day, so that both orders generally will receive the day's NAV.

HOW NAV IS DETERMINED
----------------------------------------------------------------

The NAV per share of each fund (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the fund (or class) that are then outstanding.

In general, securities and other investments are valued at market value when market quotations are readily available. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). Securities traded on a domestic securities exchange are valued at the last sale price on that exchange on the day the valuation is made. If no sale is reported, the mean of the last bid and asked prices is used. Securities traded over-the counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades, that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with the funds' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV per share.

MARKET TIMING/EXCESSIVE TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into funds when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one fund to another and then back again after a short period of time. As money is shifted in and out, a fund may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of fund shares may disrupt portfolio management, hurt fund performance and drive fund expenses higher. These costs are generally borne by all shareholders, including long-term investors who do not generate these costs.

THE TA IDEX BOARD OF TRUSTEES HAS APPROVED POLICIES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING OR EXCESSIVE TRADING. IF YOU INTEND TO ENGAGE IN SUCH PRACTICES, WE REQUEST THAT YOU DO NOT PURCHASE IN SHARES OF ANY OF THE FUNDS. Each fund reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, which it reasonably determines to be in connection with market timing or excessive trading. The funds generally will consider four or more exchanges between funds, or frequent purchases and redemptions having a similar effect, during any rolling three-month period to be evidence of market timing or excessive trading by a shareholder or by accounts under common control (for example, related shareholders, or a financial adviser with discretionary trading authority over multiple accounts). However, the funds reserve the right to determine less active trading to be "excessive" or related to market timing.

While TA IDEX discourages market timing and excessive short-term trading, the funds cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through Omnibus Account arrangements. In addition, implementation of the funds' restrictions against market timing and excessive trading may require the cooperation of financial intermediaries, which cannot necessarily be assured.

INVESTMENT POLICY CHANGES

TA IDEX Evergreen International Small Cap, TA IDEX J.P. Morgan Mid Cap Value, TA IDEX Mercury Large Cap Value, TA IDEX Transamerica Short-Term Bond, TA IDEX UBS Large Cap Value, TA IDEX Van Kampen Emerging Markets Debt and TA IDEX Van Kampen Small Company Growth, as part of each fund's investment policy, invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in this prospectus. Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice

                                        23
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SECTION B - SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

will comply with the conditions set forth in any applicable SEC rules then in effect.

NOTE: Unless expressly designated as fundamental, all policies and procedures of the funds may be changed by TA IDEX's Board of Trustees without shareholder approval. To the extent authorized by law, TA IDEX and each of the funds reserve the right to discontinue offering shares at any time, or to cease operations entirely.

PERFORMANCE

TA IDEX may include quotations of a fund's total return or yield in advertisements, sales literature, reports to shareholders, or to prospective investors. Total return and yield quotations for a fund reflect only the performance of a hypothetical investment in the fund during the particular time period shown as calculated based on the historical performance of the fund during that period. Such quotations do not in any way indicate or project future performance.

YIELD

Yield quotations for a fund refer to the income generated by a hypothetical investment in the fund over a specified thirty-day period expressed as a percentage rate of return for that period. The yield is calculated by dividing the net investment income per share for the period by the price per share on the last day of that period.

TOTAL RETURN

Total return refers to the average annual percentage change in value of an investment in a fund held for a stated period of time as of a stated ending date. When a fund has been in operation for the stated period, the total return for such period will be provided if performance information is quoted. Total return quotations are expressed as average annual compound rates of return for each of the periods quoted. They also reflect the deduction of a proportionate share of a fund's investment advisory fees and direct fund expenses, and assume that all dividends and capital gains distributions during the period are reinvested in the fund when made.

UNDERWRITING AGREEMENT

TA IDEX has an Underwriting Agreement with AFSG Securities Corporation (AFSG), located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of the investment adviser and TA IDEX. Under this agreement, AFSG underwrites and distributes all classes of fund shares and bears the expenses of offering these shares to the public.

DISTRIBUTION AND TAXES

Each fund intends to elect and qualify as a regulated investment company under the Internal Revenue Code. As a regulated investment company, the fund will not be subject to federal income tax on ordinary income and capital gains, if any, that it distributes to its shareholders.

TAXES ON DISTRIBUTION FROM A FUND

The following summary does not apply to:

- qualified retirement accounts; or

- tax-exempt investors.

Each fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year. Although the fund will not have to pay income tax on amounts it distributes to shareholders, most shareholders will be taxed on amounts they receive. Shareholders who are not subject to tax on their income, such as qualified retirement accounts and other tax-exempt investors, generally will not be required to pay any tax on distributions. If the fund declares a dividend in October, November, or December but pays it in January, you will be taxed on the dividend as if you received it in the previous year.

You normally will be taxed on distributions you receive from the fund. A particular distribution generally will be taxable as either ordinary income or as long-term capital gain. Distributions that are derived from net long-term capital gains will typically be taxed as long-term capital gain. Other distributions will usually be taxable as ordinary income. Except as described below, the tax consequences of a distribution do not depend upon how long you held your fund shares.

Tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains and from certain qualifying dividends. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the fund are generally taxed to individual taxpayers:

- Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

- Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

- A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

- Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer. As a result, distributions from funds that invest primarily in debt securities, such as money market funds and bond funds, will not generally qualify for the 15% rate.

The tax status of dividends and distributions for each calendar year will be detailed in your annual tax statement or tax forms from the fund.

TAXES ON THE SALE OR EXCHANGE OF SHARES

If you sell shares of a fund or exchange them for shares of another TA IDEX fund, you generally will have a capital gain or loss, which will be long-term capital gain if you held the shares for more than one year and otherwise short-term capital gain. Such gain or loss is computed by subtracting you tax basis in the shares from the redemption proceeds (in the case of a sale) or the

                                        24
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SECTION B - SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------


value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds (or the value of the shares received in the case of an exchange), you will recognize a taxable loss on the sale of shares of the fund. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares.



WITHHOLDING TAXES



Each Fund will be required to withhold 28% of any reportable income payments made to a shareholder (which may include dividends, capital gain distributions, and share redemption proceeds) if the shareholder has not provided an accurate taxpayer identification number to the Fund in the manner required by IRS regulations.



NON-RESIDENT ALIEN WITHHOLDING



If you are a non-U.S. investor, you must provide a U.S. mailing address to establish an account. If your address changes to a non-U.S. address, no future purchases will be accepted and any dividend or capital gain distributions will be mailed to you. Shareholders that are not U.S. investors under the federal tax laws may be subject to U.S. withholding and are generally subject to special U.S. tax certification requirements.



Additionally, a valid W-8BEN form is required if you are not a U.S. citizen or resident alien. Documentary evidence may also be required to accompany the W-8BEN form.



OTHER TAX INFORMATION



This tax discussion is for general information only. In addition to federal income taxes, you may be subject to state, local or foreign taxes on payments received from the funds. More information is provided in the SAI. You should also consult your own tax advisor for information regarding all tax consequences applicable to your investments in the funds.

APPENDIX A

EXPLANATION OF STRATEGIES AND RISKS
--------------------------------------------------------------------------------

HOW TO USE THIS SECTION

In the discussions of the individual fund(s) in which you invest, you found descriptions of the principal strategies and risks associated with such fund(s). In those pages, you were referred to this section for a more complete description of the risks of both principal and non-principal investments. For best understanding, first read the description of the fund you are interested in. Then refer to this section and read about the risks particular to that fund. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

DIVERSIFICATION

The Investment Company Act of 1940 ("1940 Act") classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a fund's assets over a number of issuers to reduce risk. A non-diversified fund has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified fund, its share price can be expected to fluctuate more than a diversified fund.

All of the funds in this Prospectus, except for TA IDEX Van Kampen Emerging Markets Debt, qualify as diversified funds under the 1940 Act. The diversified funds are subject to the following diversification requirements (which are set forth in full in the SAI):

- As a fundamental policy, with respect to 75% of the total assets of a fund, the fund may not own more than 10% of the outstanding voting shares of any issuer (other than U.S. government securities) as defined in the 1940 Act and, with respect to some funds, in other types of cash items.

- As a fundamental policy with respect to 75% of the total assets of a fund, the fund will not purchase a security of any issuer if such would cause the portfolio's holdings of that issuer to amount to more than 5% of the fund's total assets.

TA IDEX Van Kampen Emerging Markets Debt reserves the right to become a diversified investment company (as defined by the 1940 Act).

CONCENTRATION

Unless otherwise stated in a fund's objective or its principal strategies and policies, as a fundamental policy governing concentration, no fund will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies.

INVESTING IN COMMON STOCKS

Many factors cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. When your fund holds stocks, there is a risk that some or all of them may be down in price when you choose to sell fund shares, causing you to lose money. This is called market risk.

INVESTING IN PREFERRED STOCKS

Because these stocks come with a promise to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES, PREFERRED STOCKS, AND BONDS

Since preferred stocks and corporate bonds pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities go up and down in price inversely to interest rates as the common stock does, adding to their market risk.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk because even though your fund may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile fund is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, though the factors causing this are different, including:

- CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

- LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

- DEFAULTS. All bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

- DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Investors Service (Moody's) and Standard & Poor's Rating Group (S&P). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

- LOW RATING. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more

                                   APPENDIX A-1

APPENDIX A

EXPLANATION OF STRATEGIES AND RISKS
--------------------------------------------------------------------------------

  speculative, have a greater vulnerability to economic changes, subject to greater price volatility and are less liquid.

- LACK OF RATING. Some bonds are considered speculative, or for other reasons are not rated. Such bonds must pay a higher interest rate in order to attract investors. They're considered riskier because of the higher possibility of default or loss of liquidity.

- LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash). Please see Appendix B for a description of bond ratings.

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks not usually associated with U.S. securities, including:

- CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops, the value of your fund shares could drop too, even if the securities are strong. Dividend and interest payments may be lower. Factors affecting exchange rates are: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and any currency manipulation by banks.

- CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation.

- CURRENCY TRADING COSTS. Some funds also invest in American Depositary Receipts (ADRs) and American Depositary Shares (ADSs). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS. The fund incurs costs when it converts other currencies into dollars, and vice-versa.

- DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

- LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

- LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S.

- MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a fund might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

- LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

- SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

- HIGHER CUSTODIAL CHARGES. Fees charged by the fund's custodian for holding shares are higher for foreign securities than those of domestic securities.

- VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Fund interest, dividends and capital gains may be subject to foreign withholding taxes.

- POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities. Regulation of banks and capital markets can be weak.

- DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before your transaction occurs.

- HEDGING. A fund may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a fund's currency exposure from one currency to another removes the fund's opportunity to profit from the original currency and involves a risk of increased losses for the fund if the sub-adviser's projection of future exchange rates is inaccurate.

- EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a fund investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND DERIVATIVES

Besides conventional securities, your fund may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include:

DERIVATIVES. Certain of the funds use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may

                                   APPENDIX A-2

APPENDIX A

EXPLANATION OF STRATEGIES AND RISKS
--------------------------------------------------------------------------------

relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and sway agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed.

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a fund and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions and therefore they are less liquid investments than exchange-traded instruments. A fund bears the risk that the counterparty could default under a swap agreement. Further, certain funds may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note.

The value of these notes will rise and fall in response to changes in the underlying commodity or related index of investment. These notes expose a fund economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a fund may receive more or less principal than it originally invested. A fund might receive interest payments on the note that are more or less than the stated coupon interest payments.

A fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the funds:

- MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

- CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

- LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

- LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a fund uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each fund will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

- LACK OF AVAILABILITY. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a fund will engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

- MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. If a fund manager incorrectly forecasts the value of securities, currencies or interest rates or other economic factors in using derivatives for a fund, the fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. A fund may also have to buy or sell a security at a disadvantageous time or price because the fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a fund's use of derivatives may cause the fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the fund had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS

These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For
                                   APPENDIX A-3

APPENDIX A

EXPLANATION OF STRATEGIES AND RISKS
--------------------------------------------------------------------------------

example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market or even relatively nominal rates. Under some conditions, the redemption value of such an investment could be zero. Hybrids can have volatile prices and limited liquidity, and their use may not be successful.

INVESTING IN STOCK INDEX FUTURES

Futures involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

- inaccurate market predictions

- imperfect correlation
- illiquidity

- tax consequences

- potential unlimited loss

- volatile net asset value due to substantial fluctuations in the value of these futures

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the fund's securities decline.

Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a fund's manager makes the incorrect prediction, the opportunity for loss can be magnified.

ZERO COUPON SECURITIES

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payment). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

INVESTING IN FIXED INCOME INSTRUMENTS

Some funds invest in "Fixed Income Instruments," which as used in the relative fund's prospectus include, among others:

- securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");

- corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

- mortgage-backed and other asset-backed securities;

- inflation-indexed bonds issued both by governments and corporations;

- structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;

- delayed funding loans and revolving credit facilities;

- bank certificates of deposit, fixed time deposits and bankers' acceptances;

- repurchase agreements and reverse repurchase agreements;

- debt securities issued by states or local governments and their agencies, authorities and other government sponsored enterprises;

- obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and

- obligations of international agencies or supranational entities

Some funds may invest in derivatives based on Fixed Income Instruments.

CREDIT ENHANCEMENT

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the Issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed income security based solely upon its credit enhancement.

PORTFOLIO TURNOVER

A fund may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rates will not limit a manager's ability to buy or sell securities for these funds, although certain tax rules may restrict a fund's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a fund. The funds ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

INVESTMENT STRATEGIES

A fund is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Fund's Board of Trustees. No fund is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the funds to other risks and considerations, which are discussed in the Fund's SAI.

GROWTH INVESTING

Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A fund may underperform other funds that employ a different style. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Growth-

                                   APPENDIX A-4

APPENDIX A

EXPLANATION OF STRATEGIES AND RISKS
--------------------------------------------------------------------------------

oriented funds typically will underperform when value investing is in favor.

VARIOUS INVESTMENT TECHNIQUES

Various investment techniques are utilized to increase or decrease exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative securities and transactions such as buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements and purchasing indexed securities. These techniques are designed to adjust the risk and return characteristics of the fund's portfolio of investments and are not used for leverage. Use of such strategies may result in a fund manager's failure to achieve the fund's goals. Also, limiting losses in this manner may cap possible gains.

IPOs

IPOs are subject to specific risks which include:

- high volatility

- no track record for consideration

- securities are less liquid

- earnings are less predictable

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, a fund may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a fund increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a fund assumes a temporary defensive position it may not be able to achieve its investment objective.

INTERNET, INTRANET OR SECTOR RISK

A fund may invest primarily in companies engaged in Internet and Intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of the fund's shares may fluctuate more than shares of a fund investing in a broader range of industries.

SHORT SALES

A fund may sell securities "short against the box." A short sale is the sale of a security that the fund does not own. A short sale is "against the box" if at all times when the short position is open, the fund owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The fund may outperform or underperform other funds that employ a different investment style. The fund may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.

                                   APPENDIX A-5

APPENDIX B

BOND RATINGS
--------------------------------------------------------------------------------

                                  BOND RATINGS
                                   APPENDIX B

BRIEF EXPLANATION OF RATING CATEGORIES

                                     BOND RATING                           EXPLANATION
                                     -----------                           -----------
STANDARD & POOR'S CORPORATION         AAA          Highest rating; extremely strong capacity to pay principal and interest.
                                      AA           High quality; very strong capacity to pay principal and
                                                   interest.
                                      A            Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
                                      BBB          Adequate capacity to pay principal and interest; normally
                                                   exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.
                                      BB,B, and    Predominantly speculative with respect to the issuer's
                                      CC,CC,C      capacity to meet required interest and principal payments.
                                                   BB - lowest degree of speculation; C - the highest degree of speculation. Quality and protective characteristics
                                                   outweighed by large uncertainties or major risk exposure to adverse conditions.
                                      D            In default.

PLUS (+) OR MINUS (-) -- The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

UNRATED -- Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

MOODY'S INVESTORS SERVICE, INC.       Aaa          Highest quality, smallest degree of investment risk.
                                      Aa           High quality; together with Aaa bonds, they compose the
                                                   high-grade bond group.
                                      A            Upper-medium grade obligations; many favorable investment
                                                   attributes.
                                      Baa          Medium-grade obligations; neither highly protected nor
                                                   poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.
                                      Ba           More uncertain, with speculative elements. Protection of
                                                   interest and principal payments not well safeguarded during good and bad times.
                                      B            Lack characteristics of desirable investment; potentially
                                                   low assurance of timely interest and principal payments or maintenance of other contract terms over time.
                                      Caa          Poor standing, may be in default; elements of danger with
                                                   respect to principal or interest payments.
                                      Ca           Speculative in a high degree; could be in default or have
                                                   other marked short-comings.
                                      C            Lowest-rated; extremely poor prospects of ever attaining
                                                   investment standing.

UNRATED -- Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

    1. An application for rating was not received or accepted.

    2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

    3. There is a lack of essential data pertaining to the issue or issuer.

    4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

                                   APPENDIX B-1

APPENDIX B

BOND RATINGS
--------------------------------------------------------------------------------

                         TRANSAMERICA IDEX MUTUAL FUNDS
                              570 Carillon Parkway
                      St. Petersburg, Florida, 33716-1202

                INVESTMENT ADVISER:                                          CUSTODIAN:
          Transamerica Fund Advisors, Inc.                         Investors Bank & Trust Company
                570 Carillon Parkway                              200 Clarendon Street, 16th Floor
         St. Petersburg, Florida 33716-1202                         Boston, Massachusetts 02116

                    DISTRIBUTOR:                         INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING
            AFSG Securities Corporation                                        FIRM:
               4333 Edgewood Road NE                                 PricewaterhouseCoopers LLP
              Cedar Rapids, Iowa 52499                            101 E. Kennedy Blvd., Suite 1500
                                                                     Tampa, Florida 33602-9919

                                 SUB-ADVISERS:

      BANC OF AMERICA CAPITAL MANAGEMENT, LLC
      101 S. Tryon Street
      Charlotte, North Carolina 28255

      EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC
      200 Berkeley Street
      Boston, Massachusetts 02116

      FUND ASSET MANAGEMENT, L.P.
      (DBA MERCURY ADVISORS)
      800 Scudders Mill Road
      Plainsboro, New Jersey 08536

      J.P. MORGAN INVESTMENT MANAGEMENT INC.
      522 Fifth Avenue
      New York, New York 10036

      MARSICO CAPITAL MANAGEMENT, LLC
      1200 17th Street, Suite 1600
      Denver, Colorado 80202

      MORGAN STANLEY INVESTMENT MANAGEMENT INC. (DBA VAN KAMPEN)
      1221 Avenue of the Americas
      New York, New York 10020

      TRANSAMERICA INVESTMENT MANAGEMENT, LLC
      1150 South Olive Street, Suite 2700
      Los Angeles, California 90015

      UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC.
      One North Wacker Drive
      Chicago, Illinois 60606

            SEND YOUR CORRESPONDENCE TO:                                 CUSTOMER SERVICE:
          Transamerica Fund Services, Inc.                      (888) 233-IDEX (4339) toll free call
                  P.O. Box 219945                             Hours: 8 a.m. to 8 p.m. Monday - Friday
             Kansas City, MO 64121-9945

                  TRANSAMERICA IDEX WEBSITE: www.idexfunds.com

                                   APPENDIX B-2
                               www.idexfunds.com
Transamerica IDEX Mutual Funds - P. O. Box 9012 - Clearwater, FL - 33758-9012
      Investor Services 1-888-233-4339 - Financial Advisors 1-800-851-7555
             Distributor: AFSG Securities Corporation, Member NASD

                                                             [TRANSAMERICA
                                                         IDEX MUTUAL FUNDS LOGO]

ADDITIONAL INFORMATION about these funds is contained in the Statement of Additional Information, dated March 1, 2005, and in the TA IDEX Annual and Semi-Annual reports to shareholders, which are incorporated by reference into this prospectus. Other information about these funds has been filed with and is available from the U.S. Securities and Exchange Commission. Information about the funds (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-202-942-8090. Copies of this information may be obtained, upon payment of a duplication fee, by writing the Public Reference Section of the Commission, Washington D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov. Reports and other information about the funds are also available on the Commission's Internet site at http://www.sec.gov. To obtain a copy of the Statement of Additional Information or the Annual and Semi-Annual reports, without charge, or to make other inquiries about these funds, call or write to Transamerica IDEX Mutual Funds at the phone number or address at the top of this page. More information and reports about the funds can be viewed online or downloaded from: www.idexfunds.com. In the TA IDEX Annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

TA IDEX's Investment Company Act file number is: 811-04556


Both the principal value and returns of investments will fluctuate over time, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ISF00002-0304

                         TRANSAMERICA IDEX MUTUAL FUNDS

 TA IDEX AMERICAN CENTURY INTERNATIONAL      TA IDEX SALOMON INVESTORS VALUE
 TA IDEX AMERICAN CENTURY LARGE COMPANY       TA IDEX T. ROWE PRICE HEALTH
                  VALUE                                 SCIENCES
 TA IDEX ASSET ALLOCATION - CONSERVATIVE     TA IDEX T. ROWE PRICE SMALL CAP
                PORTFOLIO                      TA IDEX T. ROWE PRICE TAX-
    TA IDEX ASSET ALLOCATION - GROWTH               EFFICIENT GROWTH
                PORTFOLIO                        TA IDEX TEMPLETON GREAT
   TA IDEX ASSET ALLOCATION - MODERATE              COMPANIES GLOBAL
            GROWTH PORTFOLIO                  TA IDEX TRANSAMERICA BALANCED
   TA IDEX ASSET ALLOCATION - MODERATE      TA IDEX TRANSAMERICA CONSERVATIVE
                PORTFOLIO                           HIGH- YIELD BOND
 TA IDEX CLARION REAL ESTATE SECURITIES     TA IDEX TRANSAMERICA CONVERTIBLE
      TA IDEX FEDERATED TAX EXEMPT                     SECURITIES
  TA IDEX GREAT COMPANIES - AMERICA(SM)        TA IDEX TRANSAMERICA EQUITY
TA IDEX GREAT COMPANIES - TECHNOLOGY(SM)      TA IDEX TRANSAMERICA FLEXIBLE
          TA IDEX JANUS GROWTH                           INCOME
         TA IDEX JENNISON GROWTH               TA IDEX TRANSAMERICA GROWTH
         TA IDEX MARSICO GROWTH                       OPPORTUNITIES
     TA IDEX PIMCO REAL RETURN TIPS            TA IDEX TRANSAMERICA MONEY MARKET
       TA IDEX PIMCO TOTAL RETURN          TA IDEX TRANSAMERICA SMALL/MID CAP
         TA IDEX SALOMON ALL CAP                          VALUE
                                               TA IDEX TRANSAMERICA VALUE
                                                        BALANCED


                       STATEMENT OF ADDITIONAL INFORMATION

                                  MARCH 1, 2005


                         TRANSAMERICA IDEX MUTUAL FUNDS
                              570 Carillon Parkway
                          St. Petersburg, Florida 33716
                   Customer Service (888) 233-4339 (toll free)

The funds listed above are series of Transamerica IDEX Mutual Funds ("Transamerica IDEX"), an open-end management investment company that offers a selection of investment funds. Transamerica IDEX is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). All funds, other than TA IDEX Clarion Real Estate Securities, TA IDEX Great Companies -- America(SM), TA IDEX Great Companies -- Technology(SM), TA IDEX PIMCO Real Return TIPS, TA IDEX Salomon All Cap, and TA IDEX T. Rowe Price Health Sciences, are diversified.

This Statement of Additional Information ("SAI") is not a prospectus, and should be read in conjunction with the Transamerica IDEX prospectus dated March 1, 2005, as it may be supplemented from time to time, which may be obtained free of charge by writing or calling Transamerica IDEX at the above address or telephone number. This SAI contains additional and more detailed information about the Transamerica IDEX operations and activities than that set forth in the prospectus. The Transamerica IDEX Annual Report to shareholders including the financial statements therein, are incorporated by reference into this SAI.

                                TABLE OF CONTENTS

                                                                                           Page
                                                                                           ----
INVESTMENT OBJECTIVES...................................................................
INVESTMENT RESTRICTIONS, POLICIES AND PRACTICES ALL FUNDS...............................
OTHER POLICIES AND PRACTICES OF THE FUNDS ..............................................
OPTIONS, FUTURES AND OTHER DERIVATIVE INSTRUMENTS ......................................
   Options on Securities and Indexes ...................................................
   Options on Foreign Currencies .......................................................
   Futures Contracts and Options thereon................................................
   Forward Contracts ...................................................................
   Swaps and Swap-Related Products .....................................................
   Credit Default Swaps ................................................................
   Exchange-Traded Funds ("ETFs") ......................................................
   Euro Instruments ....................................................................
   Special Investment Considerations and Risks .........................................
   Additional Risks of Options on Foreign Currencies, Forward Contracts
      and Foreign Instruments ..........................................................
FOREIGN INVESTMENTS ....................................................................
   Sovereign Debt Securities (TA IDEX PIMCO Total Return and TA IDEX PIMCO Real Return..
   Emerging Markets (TA IDEX PIMCO Total Return and TA IDEX PIMCO Real Return TIPS).....
OTHER INVESTMENT COMPANIES .............................................................
WHEN-ISSUED, DELAYED SETTLEMENT AND FORWARD DELIVERY SECURITIES ........................
ZERO COUPON, PAY-IN-KIND AND STEP COUPON SECURITIES ....................................
MORTGAGE-RELATED SECURITIES ............................................................
INCOME PRODUCING SECURITIES ............................................................
LENDING OF FUND SECURITIES .............................................................
JOINT TRADING ACCOUNTS .................................................................

ILLIQUID AND RESTRICTED/144A SECURITIES ................................................
MUNICIPAL OBLIGATIONS ..................................................................
         Municipal Bonds ...............................................................
         Municipal Notes ...............................................................
         Municipal Commercial Paper ....................................................
         Variable Rate Obligations .....................................................
         Municipal Lease Obligations ...................................................
LOANS ..................................................................................
EQUITY EQUIVALENTS .....................................................................
EVENT-LINKED BONDS (TA IDEX PIMCO Total Return
   and TA IDEX PIMCO Real Return TIPS) .................................................
REPURCHASE AND REVERSE REPURCHASE AGREEMENTS ...........................................
PASS-THROUGH SECURITIES ................................................................
HIGH-YIELD/HIGH-RISK BONDS .............................................................
         Valuation Risks ...............................................................
         Liquidity Risks ...............................................................
WARRANTS AND RIGHTS ....................................................................
U.S. GOVERNMENT SECURITIES .............................................................
TEMPORARY DEFENSIVE POSITION ...........................................................
MONEY MARKET RESERVES (TA IDEX T. Rowe Price Small Cap, TA IDEX T. Rowe
   Price Tax-Efficient Growth and TA IDEX T. Rowe Price Health Sciences) ...............
OTHER SECURITIES IN WHICH THE FUNDS MAY INVEST .........................................
PORTFOLIO TURNOVER RATE ................................................................
Disclosure of Portfolio Holdings .......................................................
INVESTMENT ADVISORY AND OTHER SERVICES .................................................
DISTRIBUTOR ............................................................................
ADMINISTRATIVE SERVICES ................................................................
CUSTODIAN, TRANSFER AGENT AND OTHER AFFILIATES .........................................
FUND TRANSACTIONS AND BROKERAGE ........................................................
TRUSTEES AND OFFICERS ..................................................................
SHAREHOLDER COMMUNICATION PROCEDURES WITH BOARD OF TRUSTEES
DEALER REALLOWANCES ....................................................................
REVENUE SHARING ARRANGEMENTS ...........................................................
DISTRIBUTION PLANS .....................................................................
DISTRIBUTION FEES ......................................................................
NET ASSET VALUE DETERMINATION ..........................................................
DIVIDENDS AND OTHER DISTRIBUTIONS ......................................................
SHAREHOLDER ACCOUNTS ...................................................................
PURCHASE OF SHARES .....................................................................
RETIREMENT PLANS .......................................................................
REDEMPTION OF SHARES ...................................................................
TAXES ..................................................................................
PRINCIPAL SHAREHOLDERS .................................................................
MISCELLANEOUS ..........................................................................
   Organization ........................................................................
   Shares of Beneficial Interest .......................................................
   Independent Registered Certified Public Accounting Firm .............................
   Code of Ethics ......................................................................
   Proxy Voting Policies and Procedures ................................................
PERFORMANCE INFORMATION ................................................................
FINANCIAL STATEMENTS ...................................................................
Appendix A .............................................................................

                              INVESTMENT OBJECTIVES

The prospectus discusses the investment objective of each fund of Transamerica IDEX, the principal types of securities in which each fund will invest, and the policies and practices of each fund. The following discussion of Investment Restrictions, Policies and Practices supplements that set forth in the prospectus.

There can be no assurance that a fund will, in fact, achieve its objective. A fund's investment objective may be changed by the Board of Trustees without shareholder approval. A change in the investment objective of a fund may result in the fund having an investment objective different from that which the shareholder deemed appropriate at the time of investment.


INVESTMENT RESTRICTIONS, POLICIES AND PRACTICES

As indicated in the prospectus, each fund is subject to certain fundamental policies and restrictions which as such may not be changed without shareholder approval. Shareholder approval would be the approval by the lesser of (i) more than 50% of the outstanding voting securities of a fund, or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of a fund are present or represented by proxy. Each fund, has adopted the following fundamental restrictions:


1.   DIVERSIFICATION


Each fund shall be a "diversified company" as that term is defined in the 1940 Act (except for TA IDEX Clarion Real Estate Securities, TA IDEX Great Companies -- America(SM), TA IDEX Great Companies -- Technology(SM), TA IDEX PIMCO Real Return TIPS, TA IDEX Salomon All Cap, and TA IDEX T. Rowe Price Health Sciences), and as interpreted or modified by regulatory authority having jurisdiction, from time to time. The TA IDEX Clarion Real Estate Securities, TA IDEX Great Companies -- America(SM), TA IDEX Great Companies -- Technology(SM), TA IDEX PIMCO Real Return TIPS, TA IDEX Salomon All Cap, and TA IDEX T. Rowe Price Health Sciences Funds shall be a "non-diversified company" as that term is defined in the Investment Company Act of 1940, as amended ("1940 Act").



2.   BORROWING

Each fund may not borrow money, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.


3.   SENIOR SECURITIES

Each fund may not issue any senior security, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

4.   UNDERWRITING SECURITIES


Each fund may not act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended ("1933 Act"), except as permitted under the 1933 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. Among other things, to the extent that the fund may be deemed to be an underwriter within the meaning of the 1933 Act, the fund may act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program.



5.   REAL ESTATE

Each fund may not purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, a fund may, among other things, (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the fund as a result of the ownership of securities.


6.   MAKING LOANS


Each fund may not make loans except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.


7.   CONCENTRATION OF INVESTMENTS


Each fund may not "concentrate" its investments in a particular industry or group of industries (except those funds listed below), except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction from time to time, provided that, without limiting the generality of the foregoing this limitation will not apply to securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities.

The TA IDEX Clarion Real Estate Securities may concentrate in securities of issuers in the real estate industry. TA IDEX T. Rowe Price Health Sciences may concentrate in the health sciences industry.


8.   COMMODITIES


Each fund may not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.


NON-FUNDAMENTAL RESTRICTIONS

Furthermore, certain funds have adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees of the fund without shareholder approval.

(A)  EXERCISING CONTROL OR MANAGEMENT

A fund may not invest in companies for the purposes of exercising control or management.

(B)  PURCHASING SECURITIES ON MARGIN


TA IDEX American Century International, TA IDEX American Century Large Company Value, TA IDEX Clarion Real Estate Securities, TA IDEX Federated Tax Exempt, TA IDEX Janus Growth, TA IDEX Jennison Growth, TA IDEX PIMCO Real Return TIPS, TA IDEX PIMCO Total Return, TA IDEX Salomon Investors Value, TA IDEX T. Rowe Price Health Sciences, TA IDEX T. Rowe Price Small Cap, TA IDEX T. Rowe Price Tax-Efficient Growth, TA IDEX Templeton Great Companies Global, TA IDEX Transamerica Balanced, TA IDEX Conservative High-Yield Bond, TA IDEX Transamerica Convertible Securities, TA IDEX Transamerica Equity, TA IDEX Transamerica Flexible Income, TA IDEX Growth Opportunities, TA IDEX Transamerica Money Market, TA IDEX Transamerica Small/Mid Cap Value and TA IDEX Transamerica Value Balanced may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, in options, futures contracts, swaps and forward contracts and other derivative instruments, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps and forward contracts and other derivative instruments shall not constitute purchasing securities on margin.


(C)  ILLIQUID SECURITIES

No fund may purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities, except that the TA IDEX Transamerica Conservative High-Yield and TA IDEX Transamerica Money Market may not invest in more than 10% of its net assets in illiquid securities.

(D)  SHORT SALES

TA IDEX American Century International, TA IDEX American Century Large Company Value, TA IDEX Federated Tax Exempt, TA IDEX PIMCO Real Return TIPS, TA IDEX PIMCO Total Return, TA IDEX TA IDEX T. Rowe Price Health Sciences, TA IDEX T. Rowe Price Small Cap, TA IDEX T. Rowe Price Tax-Efficient Growth, TA IDEX Conservative High-Yield Bond, TA IDEX Transamerica Convertible Securities, TA IDEX Transamerica Equity, TA IDEX Growth Opportunities, TA IDEX Transamerica Money Market, TA IDEX Transamerica Small/Mid Cap Value and TA IDEX Transamerica Value Balanced may not sell securities short, except short sales "against the box". A short sale against the box of a stock is where the seller actually owns the stock, but does not want to close out the position.



TA IDEX Clarion Real Estate Securities, TA IDEX Janus Growth, TA IDEX Jennison Growth, TA IDEX Salomon Investors Value, TA IDEX Templeton Great Companies Global, TA IDEX Transamerica Balanced, and TA IDEX Transamerica Flexible Income may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short and provided that transactions in options, futures contracts, swaps, forward contracts and other derivative instruments are not deemed to constitute selling securities short.


(E)  OIL, GAS OR MINERAL DEPOSITS


TA IDEX Clarion Real Estate Securities, TA IDEX Janus Growth, TA IDEX Jennison Growth, TA IDEX PIMCO Real Return TIPS, TA IDEX PIMCO Total Return, TA IDEX TA IDEX Transamerica Balanced, TA IDEX Transamerica Conservative High-Yield Bond, TA IDEX Transamerica Convertible Securities, TA IDEX Transamerica Money Market, TA IDEX Transamerica Flexible Income, and TA IDEX Transamerica Value Balanced may not invest in interests in oil, gas or other mineral development or exploration programs although it may invest in the marketable securities of companies that invest in or sponsor such programs.

T. Rowe Health Sciences may not invest in interests in oil, gas or other mineral development or exploration programs if, as a result thereof, more than 5% of the value of the total assets of a fund would be invested in such programs.


(F)  MORTGAGE OR PLEDGE SECURITIES


TA IDEX Janus Growth, TA IDEX Jennison Growth, TA IDEX Salomon Investors Value, TA IDEX Templeton Great Companies Global, TA IDEX Transamerica Balanced, TA IDEX Transamerica Flexible Income and TA IDEX Transamerica Value Balanced may not mortgage or pledge any securities owned or held by the fund in amounts that exceed, in the aggregate, 15% of the fund's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions.

TA IDEX Transamerica Conservative High-Yield Bond, TA IDEX T. Rowe Price Health Sciences, TA IDEX T. Rowe Price Small Cap, TA IDEX T. Rowe Price Tax-Efficient Growth and TA IDEX Transamerica Small/Mid Cap Value may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the fund as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the fund's total assets at the time of borrowing or investment.

TA IDEX Transamerica Convertible Securities and TA IDEX Transamerica Money Market may not mortgage or pledge any securities owned or held by the fund in amounts that exceed, in the aggregate, 15% of the fund's net assets, provided that this limitation does not apply to reverse repurchase agreements or the segregation of assets in connection with such transactions.

TA IDEX Federated Tax Exempt may not mortgage, pledge or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

(G)  INVESTMENT IN OTHER INVESTMENT COMPANIES


TA IDEX Clarion Real Estate, TA IDEX Janus Growth, TA IDEX Jennison Growth, TA IDEX Salomon Investors Value, T. Rowe Health Sciences, TA IDEX T. Rowe Price Small Cap, TA IDEX T. Rowe Price Tax-Efficient Growth, TA IDEX Templeton Great Companies Global, TA IDEX Transamerica Balanced, TA IDEX Transamerica Conservative High Yield Bond, TA IDEX Transamerica Flexible Income and TA IDEX Transamerica Growth Opportunities may not purchase securities of other investment companies, other than a security acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange and except as permitted under the 1940 Act. TA IDEX T. Rowe Price Small Cap and TA IDEX T. Rowe Price Tax-Efficient Growth may purchase securities of the T. Rowe Price Reserve Investment or Government Reserve Investment Funds.

(H)  FUTURES CONTRACTS

TA IDEX American Century International may enter into futures contracts and write and buy put and call options relating to futures contracts. The fund may not, however, enter into leveraged futures transactions if it would be possible for the fund to lose more money than it invested.

TA IDEX Clarion Real Estate Securities, TA IDEX Janus Growth, TA IDEX Jennison Growth, TA IDEX Salomon Investors Value, TA IDEX Templeton Great Companies Global, TA IDEX Transamerica Balanced and TA IDEX Transamerica Flexible Income may not (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the fund's net assets, after taking into account unrealized profits and losses on such contracts it has entered into and (ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the fund's commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of total assets.




TA IDEX T. Rowe Price Health Sciences, TA IDEX T. Rowe Price Small Cap and TA IDEX T. Rowe Price Tax-Efficient Growth may not purchase a futures contract or an option thereon, if, with respect to positions in futures or options on futures that do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the fund's net asset value.


TA IDEX Transamerica Conservative High-Yield Bond may not purchase or sell interest rate futures contracts (a) involving aggregate delivery or purchase obligations in excess of 30% of the fund's net assets, or aggregate margin deposits made by the fund in excess of 5% of the fund's net assets, (b) which are not for hedging purposes only, or (c) which are executed under custodial, reserve and other arrangements inconsistent with regulations and policies adopted or positions taken (i) by the Securities and Exchange Commission for exemption from enforcement proceedings under Section 17(f) or 18(f) of the 1940 Act, (ii) by the Commodity Futures Trading Commission ("CFTC") for exemption of investment companies registered under the 1940 Act from registration as "commodity pool operators" and from certain provisions of Subpart B of Part 4 of the CFTC's regulations, or (iii) by state securities commissioners or administrators in the states in which the fund's shares have been qualified for public offering.


(I)  "JOINT AND SEVERAL" BASIS

TA IDEX Great Companies - America(SM) and TA IDEX Great Companies - Technology(SM) may not participate on a "joint" or "joint and several" basis in any trading account in securities.

(J)  FOREIGN ISSUERS

TA IDEX Jennison Growth, TA IDEX Salomon Investors Value, TA IDEX Transamerica Conservative High-Yield Bond may not invest more than 25% of its net assets at the time of purchase in the securities of foreign issuers and obligors.

(K)  WARRANTS

TA IDEX T. Rowe Price Health Sciences may not invest in warrants if, as a result thereof, more than 10% of the value of the net assets of the fund would be invested in warrants.

(L)  PUT, CALL, STRADDLE OR SPREAD OPTIONS

TA IDEX Transamerica Conservative High-Yield Bond may not write or purchase put, call, straddle or spread options, or combinations thereof.

(M)  REAL ESTATE LIMITED PARTNERSHIP

TA IDEX Transamerica Conservative High-Yield Bond may not invest in real estate limited partnerships.

(N)  ADDITIONAL AND TEMPORARY BORROWINGS

TA IDEX American Century International and TA IDEX American Century Large Company Value may not purchase additional investment securities at any time during which outstanding borrowings exceed 5% of the total assets of the fund.

TA IDEX Marsico Growth, TA IDEX T. Rowe Price Health Sciences, TA IDEX T. Rowe Price Small Cap and TA IDEX T. Rowe Price Tax-Efficient Growth may not purchase additional securities when money borrowed exceeds 5% of its total assets. This restriction shall not apply to temporary borrowings until the fund's assets exceed $40,000,000.

(O)  BANK TIME DEPOSITS

TA IDEX Transamerica Conservative High-Yield Bond may not invest in bank time deposits with maturities of over 7 calendar days, or invest more than 10% of the fund's total assets in bank time deposits with maturities of from 2 business days through 7 calendar days.

(P)  OFFICERS OWNERSHIP

TA IDEX Transamerica Conservative High-Yield Bond may not purchase or retain the securities of any issuer, if, to the fund's knowledge, those officers and directors of the manager and sub-adviser who individually own beneficially more than 0.5% of the outstanding securities of such issuer together own beneficially more than 5% of such outstanding securities.


The TA IDEX Asset Allocation Portfolios have adopted the following investment restrictions:


INVESTMENT RESTRICTIONS OF TA IDEX ASSET ALLOCATION - CONSERVATIVE PORTFOLIO

TA IDEX Asset Allocation - Conservative Portfolio may not, as a matter of fundamental policy:

     1. Invest 25% or more of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

     2. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

     3. Purchase or sell real estate (but this shall not prevent the fund from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

     4. Lend any security or make any other loan if, as a result, more than 25% of the fund's total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities, or to repurchase agreements).

     5. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

     6. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 25% of the value of the fund's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin account to guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

     7. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

Furthermore, the fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees of the fund without shareholder approval:

     (A) The fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act") or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the 1940 Act.

     (B) The fund may not sell securities short, except short sales "against the box." A short sale against the box of a stock is where the seller actually owns the stock, but does not want to close out the position.

     (C) The fund may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

     (D) The fund may not mortgage or pledge any securities owned or held by the fund in amounts that exceed, in the aggregate, 15% of the fund's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions.

     (E) The fund may not invest for purposes of exercising control or management.

     (F) The fund may not invest in interests in oil, gas or other mineral development or exploration programs although it may invest in the marketable securities of companies that invest in or sponsor such programs.

     (G) The fund may purchase securities in other investment companies to the extent permitted by the 1940 Act, and the rules and regulations thereunder and interpretations of the staff of the SEC under the 1940 Act.

INVESTMENT RESTRICTIONS OF TA IDEX ASSET ALLOCATION - GROWTH PORTFOLIO

TA IDEX Asset Allocation - Growth Portfolio may not, as a matter of fundamental policy:

     1. Invest 25% or more of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

     2. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

      3. Purchase or sell real estate (but this shall not prevent the fund from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

     4. Lend any security or make any other loan if, as a result, more than 25% of the fund's total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities, or to repurchase agreements).

     5. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

     6. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 25% of the value of the fund's total assets (including amount borrowed) less liabilities (other than borrowings).

Any borrowings that exceed 25% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin account to guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

     7. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

Furthermore, the fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees of the fund without shareholder approval:

     (A) The fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the 1940 Act.

     (B) The fund may not sell securities short, except short sales "against the box." A short sale against the box of a stock is where the seller actually owns the stock, but does not want to close out the position.

     (C) The fund may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

     (D) The fund may not mortgage or pledge any securities owned or held by the fund in amounts that exceed, in the aggregate, 15% of the fund's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions.

     (E) The fund may not invest for purposes of exercising control or management.

     (F) The fund may not invest in interests in oil, gas or other mineral development or exploration programs although it may invest in the marketable securities of companies that invest in or sponsor such programs.

     (G) The fund may purchase securities in other investment companies to the extent permitted by the 1940 Act, and the rules and regulations thereunder and interpretations of the staff of the SEC under the 1940 Act.

INVESTMENT RESTRICTIONS OF TA IDEX ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO

TA IDEX Asset Allocation - Moderate Growth Portfolio may not, as a matter of fundamental policy:

     1. Invest 25% or more of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

     2. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

     3. Purchase or sell real estate (but this shall not prevent the fund from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

     4. Lend any security or make any other loan if, as a result, more than 25% of the fund's total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities, or to repurchase agreements).

     5. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

     6. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 25% of the value of the fund's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin account to guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

     7. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

Furthermore, the fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees of the fund without shareholder approval:

     (A) The fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the 1940 Act.

     (B) The fund may not sell securities short, except short sales "against the box." A short sale against the box of a stock is where the seller actually owns the stock, but does not want to close out the position.

     (C) The fund may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

     (D) The fund may not mortgage or pledge any securities owned or held by the fund in amounts that exceed, in the aggregate, 15% of the fund's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions.

     (E) The fund may not invest for purposes of exercising control or management.

     (F) The fund may not invest in interests in oil, gas or other mineral development or exploration programs although it may invest in the marketable securities of companies that invest in or sponsor such programs.

     (G) The fund may purchase securities in other investment companies to the extent permitted by the 1940 Act, and the rules and regulations thereunder and interpretations of the staff of the SEC under the 1940 Act.

INVESTMENT RESTRICTIONS OF TA IDEX ASSET ALLOCATION - MODERATE PORTFOLIO

TA IDEX Asset Allocation - Moderate Portfolio may not, as a matter of fundamental policy:

     1. Invest 25% or more of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

     2. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

     3. Purchase or sell real estate (but this shall not prevent the fund from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

     4. Lend any security or make any other loan if, as a result, more than 25% of the fund's total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities, or to repurchase agreements).

     5. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

     6. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 25% of the value of the fund's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin account to guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

     7. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

Furthermore, the fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees of the fund without shareholder approval:

     (A) The fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the 1940 Act.

     (B) The fund may not sell securities short, except short sales "against the box." A short sale against the box of a stock is where the seller actually owns the stock, but does not want to close out the position.

     (C) The fund may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

     (D) The fund may not mortgage or pledge any securities owned or held by the fund in amounts that exceed, in the aggregate, 15% of the fund's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions.

     (E) The fund may not invest for purposes of exercising control or management.

     (F) The fund may not invest in interests in oil, gas or other mineral development or exploration programs although it may invest in the marketable securities of companies that invest in or sponsor such programs.

     (G) The fund may purchase securities in other investment companies to the extent permitted by the 1940 Act, and the rules and regulations thereunder and interpretations of the staff of the SEC under the 1940 Act.

                    OTHER POLICIES AND PRACTICES OF THE FUNDS

OPTIONS, FUTURES AND OTHER DERIVATIVE INSTRUMENTS

The following investments are subject to limitations as set forth in each fund's investment restrictions and policies.

OPTIONS ON SECURITIES AND INDICES. In an effort to increase current income and to reduce fluctuations in net asset value, each of the funds, other than TA IDEX Federated Tax Exempt and TA IDEX Transamerica Conservative High-Yield Bond, may write covered put and call options and buy put and call options on securities that are traded on United States and foreign securities exchanges, and over-the-counter. A fund also may write call options that are not covered for cross-hedging purposes. A fund may write and buy options on the same types of securities that the fund may purchase directly. There are no specific limitations on a fund's writing and buying of options on securities.

A call option gives the purchaser the right to buy, and a writer has the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price or exchange rate of the security, as the case may be. The premium paid to the writer is consideration for undertaking the obligations under the option contract. A put option gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price or exchange rate of the security, as the case may be. A call option is covered if a fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the underlying security is held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A put option is covered if a fund segregates cash or other liquid assets with a value equal to the exercise price with its custodian. Put and call options will be valued at the last sale price, or in the absence of such a price, at the mean between bid and asked price.

When a portfolio security or currency subject to a call option is sold, a fund will effect a "closing purchase transaction"--the purchase of a call option on the same security or currency with the same exercise price and expiration date as the call option which a fund previously has written. If a fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security or currency until the option expires or the fund delivers the underlying security or currency upon exercise. In addition, upon the exercise of a call option by the holder thereof, a fund will forego the potential benefit represented by market appreciation over the exercise price.

When a fund writes an option, an amount equal to the net premium (the premium less the commission) received by the fund is included in the liability section of its statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date, or if the fund enters into a closing purchase transaction, it will realize a gain (or a loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option is exercised, a fund may deliver the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received and the fund will realize a gain or loss.

The purpose of writing covered call options is to generate additional premium income for a fund. This premium income will serve to enhance a fund's total return and will reduce the effect of any price decline of the security involved in the option. Covered call options will generally be written on securities which are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for a fund.

Once the decision to write a call option has been made, a fund's investment adviser or a sub-adviser, in determining whether a particular call option should be written on a particular security, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit a sale of the underlying security. Furthermore, effecting a closing transaction will permit a fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If a fund desires to sell a particular security from its portfolio on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a fund will be able to effect such closing transactions at a favorable price. If a fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. This could result in higher transaction costs. The funds will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

Exercise prices of options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, a fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred. A fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a fund.

Where a fund may purchase put options, that fund is purchasing the right to sell a specified security (or securities) within a specified period of time at a specified exercise price. Puts may be acquired to facilitate the liquidity of the portfolio assets. Puts may also be used to facilitate the reinvestment of assets at a rate of return more favorable than that of the underlying security. A fund may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities. The amount payable to a fund upon its exercise of a "put" is normally (i) the fund's acquisition cost of the securities subject to the put (excluding any accrued interest which the fund paid on the acquisition), less any amortized market premium or plus any accreted market or original issue discount during the period the fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. A fund generally will acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, a fund may pay for puts either separately in cash or by paying higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).

Index options (or options on securities indices) are similar in many respects to options on securities, except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. A fund will segregate assets or otherwise cover index options that would require it to pay cash upon exercise.

A principal reason for writing put and call options is to attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying securities alone. In return for the premium received for a call option, a fund foregoes the opportunity for profit from a price increase in the underlying security above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security decline. In return for the premium received for a put option, a fund assumes the risk that the price of the underlying security will decline below the exercise price, in which case the put would be exercised and the fund would suffer a loss. A fund may purchase put options in an effort to protect the value of a security it owns against a possible decline in market value.

OPTIONS ON FOREIGN CURRENCIES. A fund may buy and write options on foreign currencies in a manner similar to that in which futures contracts or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which fund securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of fund securities, a fund may buy put options on the foreign currency. If the value of the currency declines, such fund will have the right to sell such currency for a fixed amount in U.S. dollars and will offset, in whole or in part, the adverse effect on its portfolio.

Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a fund may buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, a fund could sustain losses on transactions in foreign currency options that would require such fund to forego a portion or all of the benefits of advantageous changes in those rates. In addition, in the case of other types of options, the benefit to the fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs.

A fund may also write options on foreign currencies. For example, in attempting to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of fund securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to attempt to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow that fund to hedge the increased cost up to the amount of premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

A fund may write covered call options on foreign currencies. A call option written on a foreign currency by a fund is "covered" if that fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration that is segregated by its custodian) upon conversion or exchange of other foreign currency held in its fund. A call option is also covered if: (i) the fund holds a call at the same exercise price for the same exercise period and on the same currency as the call written; or (ii) at the time the call is written, an amount of cash, U.S. government securities or other liquid assets equal to the fluctuating market value of the optioned currency is segregated with the custodian.

A fund may write call options on foreign currencies for cross-hedging purposes that would not be deemed to be covered. A call option on a foreign currency is for cross-hedging purposes if it is not covered but is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which the fund owns or has the right to acquire and which is denominated in the currency underlying the option. In such circumstances, a fund collateralizes the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

FUTURES CONTRACTS AND OPTIONS THEREON. A fund may enter into futures contracts, purchase or sell options on any such futures contracts, and engage in related closing transactions. Futures contracts are for the purchase or sale, for future delivery, of equity or fixed-income securities, foreign currencies or contracts based on financial indices, including indices of U.S. government securities, foreign government securities and equity or fixed-income securities. TA IDEX Transamerica Conservative High-Yield Bond, TA IDEX Federated Tax Exempt, TA IDEX PIMCO Total Return and TA IDEX PIMCO Real Return TIPS may enter into interest rate futures contracts. These contracts are for the purchase or sale of fixed-income securities. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index.

U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a Futures Trading Commission merchant ("FTCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

The funds may use future contracts to hedge against anticipated future changes in market conditions which otherwise might adversely affect the value of securities which these funds hold or intend to purchase. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, a fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a fund, through the purchase of such contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

The acquisition of put and call options on futures contracts will, respectively, give a fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.

The funds also may purchase and sell put and call options on futures contracts. An option on a futures contract gives the purchaser the right, but not the obligation, in return for the premium paid, to assume (in the case of a call) or sell (in the case of a put) a position in a specified underlying futures contract (which position may be a long or short position) a specified exercise price at any time during the option exercise period. Sellers of options on futures contracts, like buyers and sellers of futures contracts, make an initial margin deposit and are subject to calls for variation margin.

Futures transactions involve brokerage costs and require a fund to segregate liquid assets, such as cash, U.S. Government securities or other liquid securities to cover its obligation under such contracts. There is a possibility that a fund may lose the expected benefit of futures transactions if interest rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if a fund had not entered into any futures transactions. In addition, the value of futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities, limiting the fund's ability to hedge effectively against interest rates and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

Futures transactions will be limited to the extent necessary to maintain the qualification of these funds as a regulated investment companies. Pursuant to a claim for exemption filed with the CFTC and/or the National Futures Associates on behalf of the funds and their, the funds and the adviser are not deemed to be a "commodity pool" or "commodity pool operator" under the Commodity Exchange Act and are not subject to registration or regulation as such under the Commodity Exchange Act. By virtue of changes to CFTC regulations, the substantive limitations set forth in the funds exemption filing with respect to its use of futures contracts are no longer applicable.

FORWARD CONTRACTS. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future, and the other party is obligated to pay a specified invoice amount for the assets at the time of delivery. A fund may enter into forward contracts to purchase and sell government securities, foreign currencies or other financial instruments. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

The following discussion summarizes a fund's principal uses of forward foreign currency exchange contracts ("forward currency contracts").

A fund may enter into forward currency contracts with stated contract values of up to the value of that fund's assets. The funds may enter into forward currency contracts in order to hedge against adverse movements in exchange rates between currencies. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed upon price (which may be in U.S. dollars or another currency). A fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business.

By entering into a forward currency contract in U.S. dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, the funds are able to protect themselves against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. However, this tends to limit potential gains which might result from a positive change in such currency relationships. The funds may also hedge foreign currency exchange rate risk by engaging in a currency financial futures and options transactions, which are described below. The forecasting of short-term currency market movements is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain.

It is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward currency contract. Accordingly, it may be necessary for a fund to purchase additional currency on the spot market if the market value of the security is less than the amount of foreign currency such fund is obligated to deliver when a decision is made to sell the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency such fund is obligated to deliver.

If a fund retains the portfolio security and engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been movement in forward currency contract prices. If a fund engages in an offsetting transaction, it may subsequently enter into a new forward currency contract to sell the foreign currency. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. The funds will have to convert their holdings of foreign currencies into U.S. dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.

While forward currency contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward currency contracts. In such event, a fund's ability to utilize forward currency contracts may be restricted. In addition, a fund may not always be able to enter into forward currency contracts at attractive prices and may be limited in its ability to use these contracts to hedge its assets.

SWAPS AND SWAP-RELATED PRODUCTS. In order to attempt to protect the value of its investments from interest rate or currency exchange rate fluctuations, a fund may, subject to its investment restrictions, enter into interest rate and currency exchange rate swaps, and may buy or sell interest rate and currency exchange rate caps and floors. A fund's sub-adviser may enter into these transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A fund also may enter into these transactions to attempt to protect against any increase in the price of securities the fund may consider buying at a later date.

The funds do not intend to use these transactions as a speculative investment. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

A fund, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a fund's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid assets having an aggregate net asset at least equal to the accrued excess will be segregated by its custodian.

If a fund enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. A fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A fund's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The sub-advisers have determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

There is no limit on the amount of interest rate swap transactions that may be entered into by a fund, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a fund or its counterparty to collateralize obligations under the swap.

Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. A fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

In addition to the instruments, strategies and risks described in this SAI and in the prospectus, there may be additional opportunities in connection with options, futures contracts, forward currency contracts and other hedging techniques that become available as a fund's sub-adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions, and as new instruments are developed. The funds' sub-advisers may use these opportunities to the extent they are consistent with each fund's investment objective and as are permitted by a fund's investment limitations and applicable regulatory requirements.

CREDIT DEFAULT SWAPS. A fund may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, a fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, a fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a fund would keep the stream of payments and would have no payment obligations. As the seller, a fund would be subject to investment exposure on the notional amount of the swap.

A fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk--that the seller may fail to satisfy its payment obligations to the fund in the event of a default.

EURO INSTRUMENTS. The funds may each make investments in Euro instruments. Euro instruments are U.S. dollar-denominated futures contracts, or options thereon, which are linked to the London Interbank Offered Rate (the "LIBOR"), although foreign currency- denominated instruments are available from time to time. Euro futures contracts enable purchasers to obtain a fixed rate for the lending of funds, and sellers to obtain a fixed rate for borrowings. A fund might use Euro futures contracts and options thereon to hedge against changes in LIBOR, which may be linked to many interest rate swaps and fixed income instruments.

SPECIAL INVESTMENT CONSIDERATIONS AND RISKS. The successful use of the investment practices described above with respect to futures contracts, options on futures contracts, forward contracts, options on securities, options on foreign currencies and swaps and swap-related products draws upon skills and experience which are different from those needed to select the other instruments in which a fund may invest. Should interest or exchange rates, or the prices of securities or financial indices move in an unexpected manner, a fund may not achieve the desired benefits of the foregoing instruments or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies, forward contracts and other negotiated or over-the-counter instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

A fund's ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments. Markets in a number of the instruments are relatively new and still developing, and it is impossible to predict the amount of trading interest that may exist in those instruments in the future.

Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to a fund as: the possible loss of the entire premium paid for an option bought by a fund; the inability of the fund, as the writer of a covered call option, to benefit from the appreciation of the underlying securities above the exercise price of the option; and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences. As a result, no assurance can be given that a fund will be able to use those instruments effectively for their intended purposes.

In connection with certain of its hedging transactions, a fund must segregate assets with the fund's custodian bank to ensure that such fund will be able to meet its obligations pursuant to these instruments. Segregation of a large percentage of a fund's assets could impede implementation of that fund's investment policies or its ability to meet redemption requests or other current obligations.

ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS AND FOREIGN INSTRUMENTS. Unlike transactions entered into by a fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation.

Options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Office of the Comptroller of the Currency (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events.

In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign government restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement. These include such things as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

In addition, options on U.S. government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) less availability than that available in the United States of data on which to make trading decisions; (iii) delays in a fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) low trading volume.

FOREIGN INVESTMENTS

Each fund may invest in foreign securities through the purchase of securities of foreign issuers or of American Depositary Receipts ("ADRs"). Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign markets are less than in the U.S., and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although a fund will endeavor to achieve the most favorable net results on portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

Foreign markets also have different clearance and settlement procedures, and in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a fund investing in foreign markets is uninvested and no return is earned thereon. The inability of such a fund to make intended security purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Losses to a fund due to subsequent declines in the value of portfolio securities, or losses arising out of an inability to fulfill a contract to sell such securities, could result in potential liability to the fund. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect the investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

In many instances, foreign debt securities may provide higher yields than securities of domestic issuers which have similar maturities and quality. Under certain market conditions these investments may be less liquid than the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Finally, in the event of a default of any such foreign debt obligations, it may be more difficult to obtain or to enforce a judgment against the issuers of such securities.

If a security is denominated in foreign currency, the value of the security to a fund will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. Currency risks generally increase in lesser developed markets. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of a fund's assets. The value of the assets of a fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of securities denominated in that currency. Such changes will also affect the income and distributions to shareholders of a fund investing in foreign markets. In addition, although a fund will receive income on foreign securities in such currencies, it will be required to compute and distribute income in U.S. dollars. Therefore, if the exchange rate for any such currency declines materially after income has been accrued and translated into U.S. dollars, a fund could be required to liquidate portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time a fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater.

ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers' stock. However, by investing in ADRs rather than directly in foreign issuers' stock, a fund can avoid currency risks during the settlement period for either purchase or sales.

In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. Certain ADRs, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of such facilities, while issuers of sponsored facilities normally pay more of the costs thereof. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depositary of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

SOVEREIGN DEBT SECURITIES (TA IDEX PIMCO TOTAL RETURN AND TA IDEX PIMCO REAL RETURN TIPS). TA IDEX PIMCO Total Return and TA IDEX PIMCO Real Return TIPS may invest in securities issued or guaranteed by any country and denominated in any currency. The funds expect to generally invest in developed countries including Australia, Canada, Finland, France, Germany, the Netherlands, Japan, Italy, New Zealand, Norway, Spain, Sweden, the United Kingdom and the United States. The obligations of governmental entities have various kinds of government support and include obligations issued or guaranteed by governmental entities with taxing power. These obligations may or may not be supported by the full faith and credit of a government. Debt securities issued or guaranteed by foreign governmental entities have credit characteristics similar to those of domestic debt securities but are subject to the risks attendant to foreign investments, which are discussed above.

The funds may also purchase securities issued by semi-governmental or supranational agencies such as the Asian Developmental Bank, the International Bank for Reconstruction and Development, the Export-Import Bank and the European Investment Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. The funds will not invest more than 25% of their assets in the securities of supranational entities.

EMERGING MARKETS (TA IDEX PIMCO TOTAL RETURN AND TA IDEX PIMCO REAL RETURN
TIPS). Securities traded in certain emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by foreign investing due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations. Additionally, former Communist regimes of a number of Eastern European countries previously expropriated a large amount of property, the claims on which have not been entirely settled. There can be no assurance that a fund's investments in Eastern Europe will not also be expropriated, nationalized or otherwise confiscated.

A fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the fund to suffer a loss of interest or principal on any of its holdings.

OTHER INVESTMENT COMPANIES

A fund may invest in securities issued by other investment companies as permitted under the 1940 Act. A fund may indirectly bear a portion of any investment advisory fees and expenses and distribution (12b-1) fees paid by funds in which it invests, in addition to the advisory fees and expenses paid by the fund.

EXCHANGE-TRADED FUNDS ("ETFS"). Subject to limitations under the 1940 Act, a fund may invest in shares of investment companies known as ETFs. For example, a fund may invest in S&P Depositary Receipts, or "SPDRs." SPDRs are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of the S&P 500 Index. A fund investing in a SPDR would be entitled to the dividends that accrue to the S&P 500 stocks in the underlying portfolio, less trust expenses. Investing in these securities may result in duplication of certain fees and expenses paid by these securities in addition to the advisory fees and expenses paid by the fund.

WHEN-ISSUED, DELAYED SETTLEMENT AND FORWARD DELIVERY SECURITIES

Securities may be purchased and sold on a "when-issued," "delayed settlement," or "forward (delayed) delivery" basis. "When-issued" or "forward delivery" refers to securities whose terms are available, and for which a market exists, but which are not available for immediate delivery. When-issued or forward delivery transactions may be expected to occur a month or more before delivery is due. A fund may engage in when-issued transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When a fund engages in when-issued or forward delivery transactions, it will do so consistent with its investment objective and policies and not for the purpose of investment leverage.

"Delayed settlement" is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by a fund until it receives payment or delivery from the other party for any of the above transactions. The fund will segregate with its custodian cash, U.S. government securities or other liquid assets at least equal to the value or purchase commitments until payment is made. The segregated securities will either mature or, if necessary, be sold on or before the settlement date. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although a fund may earn income on securities it has segregated to collateralize its delayed delivery purchases.

New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner. At the time of settlement, the market value of the security may be more or less than the purchase price. A fund bears the risk of such market value fluctuations. These transactions also involve the risk that the other party to the transaction may default on its obligation to make payment or delivery. As a result, the fund may be delayed or prevented from completing the transaction and may incur additional costs as a consequence of the delay.

ZERO COUPON, PAY-IN-KIND AND STEP COUPON SECURITIES

Subject to its investment restrictions, a fund may invest in zero coupon, pay-in-kind and step-coupon securities. Zero-coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. TA IDEX Transamerica Flexible Income and TA IDEX

PIMCO Total Return may also invest in "strips," which are debt securities that are stripped of their interest after the securities are issued, but otherwise are comparable to zero coupon bonds.

Current federal income tax law requires holders of zero-coupon securities and step-coupon securities to report the portion of the original issue discount on such securities that accrues that year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under the Internal Revenue Code of 1986 ("Code"), a fund must distribute its investment company taxable income, including the original issue discount accrued on zero-coupon or step-coupon bonds. Because it will not receive cash payments on a current basis in respect of accrued original-issue discount on zero-coupon bonds or step-coupon bonds during the period before interest payments begin, in some years a fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A fund might obtain such cash from selling other portfolio holdings. These actions may reduce the assets to which fund expenses could be allocated and may reduce the rate of return for such fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a fund to sell the securities at the time.

Generally, the market prices of zero-coupon bonds and strip securities are more volatile than the prices of securities that pay interest periodically in cash and they are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

MORTGAGE-RELATED SECURITIES

The funds may invest in mortgage-related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and by nongovernmental entities, provided, however, that to the extent that a fund purchases mortgage-related securities from such issuers which may, solely for purposes of the 1940 Act, be deemed to be investment companies, the fund's investment in such securities will be subject to the limitations on its investment in investment company securities.

Mortgage-related securities in which these funds may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as GNMA and government-related organizations such as FNMA and FHLMC, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, though, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-related security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return the funds will receive when these amounts are reinvested.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to the timely payment of the principal and interest by FNMA. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to the timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or the timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

TA IDEX PIMCO Total Return and TA IDEX PIMCO Real Return TIPS may invest in Collateralized Mortgage Obligations ("CMOs") residuals and stripped mortgage-backed securities ("SMSBs"). CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Other Mortgage-Related Securities--Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the "1933 Act"). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

INCOME PRODUCING SECURITIES

TA IDEX Transamerica Flexible Income, TA IDEX PIMCO Total Return and TA IDEX PIMCO Real Return TIPS focus their investments in income-producing securities.

TA IDEX Transamerica Flexible Income, TA IDEX PIMCO Total Return and TA IDEX PIMCO Real Return TIPS will purchase defaulted securities only when the respective sub-advisers believe, based upon analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. Notwithstanding the sub-adviser's belief as to the resumption of income payments, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

     Financial and Market Risks. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial, or at times even total, losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

     Disposition of Fund Securities. The funds generally intend to purchase securities for which the sub-adviser expects an active market to be maintained, defaulted securities may be less actively traded than other securities making it more difficult to dispose of substantial holdings of such securities at prevailing market prices. The funds will limit holdings of any such securities to amounts that the sub-adviser believes could be readily sold, and its holdings of such securities would, in any event, be limited so as not to limit the funds' ability to readily dispose of securities to meet redemptions.

     Other. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the funds.

Other types of income producing securities that the funds may purchase include, but are not limited to, the following:

     Variable and Floating Rate Obligations. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

     Standby Commitments. These instruments, which are similar to a put, give a fund the option to obligate a broker, dealer or bank to repurchase a security held by a fund at a specified price.

     Tender Option Bonds. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party (such as a broker, dealer or bank) to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

     Inverse Floaters. Inverse floaters are instruments whose interest bears an inverse relationship to the interest rate on another security. The funds will not invest more than 5% of their respective assets in inverse floaters.

The funds will purchase instruments with demand features, standby commitments and tender option bonds primarily for the purpose of increasing the liquidity of their portfolios.

These investments are subject to credit risk and market risk. Credit risk relates to the party's ability to make payment upon demand; market risk relates to the fact that the value of the security will be impacted by the rise and fall of interest rates.

LENDING OF FUND SECURITIES

The funds, from time to time, may lend portfolio securities to broker-dealers, banks or institutional borrowers of securities. In accordance with guidelines from the SEC and its staff, the funds must receive at least 100% collateral, in the form of cash or U.S. Government securities. This collateral must be valued daily, and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lender. During the time portfolio securities are on loan, the borrower pays the lender dividends or interest paid on such securities. Loans are subject to termination by the lender or the borrower at any time. While the funds do not have the right to vote securities on loan, each intends regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults on its obligation to a fund, it could experience delays in recovering its securities and possible capital losses. The funds will only enter into loan arrangements with broker-dealers, banks or other institutions determined to be creditworthy under guidelines that may be established by the Board of Trustees.

JOINT TRADING ACCOUNTS

TA IDEX Janus Growth and other clients of Janus and its affiliates, may place assets in joint trading accounts for the purpose of making short-term investments in money market instruments. The Board of Trustees must approve the participation of each of these funds in these joint trading accounts and procedures pursuant to which the joint accounts will operate. The joint trading accounts are to be operated pursuant to an exemptive order issued to Janus and certain of its affiliates by the SEC. All joint account participants, including these funds, will bear the expenses of the joint trading accounts in proportion to their investments. Financial difficulties of other participants in the joint accounts could cause delays or other difficulties for the funds in withdrawing their assets from joint trading accounts.

ILLIQUID AND RESTRICTED/144A SECURITIES

Subject to its investment restrictions, a fund may invest a certain percentage of its net assets in illiquid securities (i.e., securities that are not readily marketable).

In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such portfolio security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

The Fund's Board of Trustees has authorized each fund's sub-adviser to make liquidity determinations with respect to Rule 144A securities in accordance with the guidelines established by the Board of Trustees. Under the guidelines which may be amended from time to time, the fund's sub-adviser generally will consider the following factors in determining whether a Rule 144A security is liquid: 1) the frequency of trades and quoted prices for the security; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; and 4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer and/or other factors deemed appropriate. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the OTC markets. The fund may be restricted in its ability to sell such securities at a time when a fund's sub-adviser deems it advisable to do so. In addition, in order to meet redemption requests, a fund may have to sell other assets, rather than such illiquid securities, at a time that is not advantageous.

MUNICIPAL OBLIGATIONS

The funds may invest in the following types of municipal obligations:

MUNICIPAL BONDS. Municipal bonds generally are classified as general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and unlimited taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues generated by a particular facility or class of facility, or in some cases from the proceeds of a special excise tax or specific revenue source. Industrial development obligations are a particular kind of municipal bond which are issued by or on behalf of public authorities to obtain funds for many kinds of local, privately operated facilities. Such obligations are, in most cases, revenue bonds that generally are secured by a lease with a particular private corporation.

MUNICIPAL NOTES. Municipal notes are short-term debt obligations issued by municipalities which normally have a maturity at the time of issuance of six months to three years. Such notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are normally obligations of the issuing municipality or agency.

MUNICIPAL COMMERCIAL PAPER. Municipal commercial paper is short-term debt obligations issued by municipalities. Although done so infrequently, municipal commercial paper may be issued at a discount (sometimes referred to as Short-Term Discount Notes). These obligations are issued to meet seasonal working capital needs of a municipality or interim construction financing and are paid from a municipality's general revenues or refinanced with long-term debt. Although the availability of municipal commercial paper has been limited, from time to time the amounts of such debt obligations offered have increased, and the sub-adviser believes that this increase may continue.

VARIABLE RATE OBLIGATIONS. The interest rate payable on a variable rate municipal obligation is adjusted either at predetermined periodic intervals or whenever there is a change in the market rate of interest upon which the interest rate payable is based. A variable rate obligation may include a demand feature pursuant to which the fund would have the right to demand prepayment of the principal amount of the obligation prior to its stated maturity. The issuer of the variable rate obligation may retain the right to prepay the principal amount prior to maturity.

MUNICIPAL LEASE OBLIGATIONS. Municipal lease obligations may take the form of a lease, an installment purchase or a conditional sales contract. Municipal lease obligations are issued by state and local governments and authorities to acquire land, equipment and facilities such as state and municipal vehicles, telecommunications and computer equipment, and other capital assets. Interest payments on qualifying municipal leases are exempt from federal income taxes. The fund may purchase these obligations directly, or they may purchase participation interests in such obligations. Municipal leases are generally subject to greater risks than general obligation or revenue bonds. State laws set forth requirements that states or municipalities must meet in order to issue municipal obligations, and such obligations may contain a covenant by the issuer to budget for, appropriate, and make payments due under the obligation. However, certain municipal lease obligations may contain "non-appropriation" clauses which provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Accordingly, such obligations are subject to "non-appropriation" risk. While municipal leases are secured by the underlying capital asset, it may be difficult to dispose of such assets in the event of non-appropriation or other default.

LOANS

A fund may invest in certain commercial loans generally known as "syndicated bank loans," by acquiring participations or assignments in such loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The fund may participate in such syndications, or can buy part of a loan, becoming a part lender. The fund's investment in a loan participation typically will result in the fund having a contractual relationship only with the lender and not with the borrower. The fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing a participation, the fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any right of set-off against the borrower, and the fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

When a fund purchases a loan assignment from lenders, it will acquire direct rights against the borrowers on the loan. Because assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Because there is no liquid market for such securities, the fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a fund's ability to dispose of particular assignments or participations when necessary to meet redemptions of fund shares, to meet the fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for assignments and participations also may make it more difficult for a fund to value these securities for purposes of calculating its net asset value.

Investments in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to the fund. For example, if a loan is foreclosed, a fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a fund relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the fund.

TA IDEX Federated Tax Exempt may invest in participation interests purchased from banks in variable rate tax-exempt securities (such as IDBs) owned by the banks. A participation interest gives the purchaser an undivided interest in the tax-exempt security in the proportion that the fund's participation interest bears to the total principal amount of the tax-exempt security, and permits demand repurchase as described in section D above. Participations are frequently backed by an irrevocable letter of credit or guarantee of the bank offering the participation which the sub-adviser, under the supervision of the Board of Trustees, has determined meets the prescribed quality standards for TA IDEX Federated Tax Exempt. The fund has the right to sell the instrument back to the bank and draw on the letter of credit on 7 days' notice for all or any part of the fund's participation interest in the tax-exempt security, plus accrued interest. The fund intends to exercise its demand rights under the letter of credit only (1) upon a default under the terms of the tax-exempt security, (2) as needed to provide liquidity in order to meet redemptions, or (3) upon a drop in the rating or the sub-adviser's evaluation of the underlying security. Banks charge a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the tax-exempt securities over the yield negotiated between the fund and the bank at which the instruments were purchased by TA IDEX Federated Tax Exempt. The sub-adviser will monitor the pricing, quality and liquidity of the variable rate demand instruments held by TA IDEX Federated Tax Exempt, including the IDBs supported by bank letters of credit or guarantee, on the basis of published financial information, reports or rating agencies and other bank analytical services. Participation interests will be purchased only if, in the opinion of counsel, interest income on such interest will be tax-exempt when distributed as dividends to shareholders.

EQUITY EQUIVALENTS

In addition to investing in common stocks, the funds may invest in other equity securities and equity equivalents, including securities that permit a fund to receive an equity interest in an issuer, the opportunity to acquire an equity interest in an issuer, or the opportunity to receive a return on its investment that permits the fund to benefit from the growth over time in the equity of an issuer. Examples of equity securities and equity equivalents include preferred stock, convertible preferred stock and convertible debt securities.

A fund will limit its holdings of convertible debt securities to those that, at the time of purchase, are rated at least B- by S&P or B3 by Moody's, or, if not rated by S&P or Moody's, are of equivalent investment quality as determined by the sub-adviser. Except for TA IDEX Transamerica Convertible Securities and TA IDEX PIMCO Total Return, a fund's investments in convertible debt securities and other high-yield, non-convertible debt securities rated below investment-grade will comprise less than 35% of the fund's net assets. Debt securities rated below the four highest categories are not considered "investment-grade" obligations. These securities have speculative characteristics and present more credit risk than investment-grade obligations. Equity equivalents also may include securities whose value or return is derived from the value or return of a different security. Depositary receipts, are an example of the type of derivative security in which the fund might invest.

EVENT-LINKED BONDS (TA IDEX PIMCO TOTAL RETURN AND TA IDEX PIMCO REAL RETURN
TIPS)

Unless otherwise indicated in the prospectus, the funds may invest up to 5% of its net assets in "event-linked bonds," which are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, the portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the fund to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

COLLATERALIZED DEBT OBLIGATIONS

The funds (TA IDEX PIMCO Total Return and TA IDEX PIMCO Real Return TIPS) may invest in collateralized debt obligations (:CDOs"), which includes collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the funds as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Funds' prospectuses (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments;
(ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

Subject to its investment restrictions, a fund may enter into repurchase and reverse repurchase agreements. In a repurchase agreement, a fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or collateral. A fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to a fund in connection with bankruptcy proceedings), it is the policy of each fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the sub-adviser for that fund and approved by the Board of Trustees.

In a reverse repurchase agreement, a fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a fund will segregate with its custodian cash and appropriate liquid assets with the funds' custodian to cover its obligation under the agreement. The funds will enter into reverse repurchase agreements only with parties the investment sub-adviser for each fund deems creditworthy.

Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.

Reverse repurchase agreements may expose a fund to greater fluctuations in the value of its assets.

PASS-THROUGH SECURITIES

Each fund may, in varying degrees, invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests, which are fully discussed in this SAI. A pass-through security is a share or certificate of interest in a pool of debt obligations that has been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the funds.

HIGH YIELD/HIGH-RISK BONDS

High-yield/high-risk bonds, below investment grade securities (commonly known as "junk bonds") involve significant credit and liquidity concerns and fluctuating yields, and are not suitable for short-term investing. Higher yields are ordinarily available on fixed-income securities which are unrated or are rated in the lower rating categories of recognized rating services such as Moody's and Standard & Poor's.

VALUATION RISKS. Lower rated bonds also involve the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a fund owning such bonds would experience a reduction in its income, and could expect a decline in the market value of the securities so affected. Such funds, furthermore, may incur additional costs in seeking the recovery of the defaulted securities. More careful analysis of the financial condition of each issuer of lower rated securities is therefore necessary. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payments obligations, to meet projected business goals and to obtain additional financing.

The market prices of lower grade securities are generally less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic or political changes or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities. Past experience with high-yield securities in a prolonged economic downturn may not provide an accurate indication of future performance during such periods.

LIQUIDITY RISKS. Lower rated securities also may have less liquid markets than higher rated securities, and their liquidity as well as their value may be more severely affected by adverse economic conditions. Adverse publicity and investor perceptions as well as new or proposed laws may also have a greater negative impact on the market for lower rated bonds.

Unrated securities are not necessarily of lower quality than rated securities, but the markets for lower rated and nonrated securities are more limited than those in which higher rated securities are traded. In addition, an economic downturn or increase in interest rates is likely to have a greater negative effect on: (i) the market for lower rated and nonrated securities; (ii) the value of high yield debt securities held by a fund; (iii) the new asset value of a fund holding such securities; and (iv) the ability of the bonds' issuers to repay principal and interest, meet projected business goals and obtain additional financing than on higher rated securities.

WARRANTS AND RIGHTS

Subject to its investment restrictions, a fund may invest in warrants and rights. A warrant is a type of security that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks.

U.S. GOVERNMENT SECURITIES

Examples of the types of U.S. government securities that a fund may hold include, in addition to those described in the prospectus, are direct obligations of the U.S. Treasury, the obligations of the Federal Housing Administration, Farmers Home Administration, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Bank, Federal Intermediate Credit Banks, Federal Land Banks and Maritime Administration. U.S. government securities may be supported by the full faith and credit of the U.S. government (such as securities of the Small Business Administration); by the right of the issuer to borrow from the Treasury (such as securities of the Federal Home Loan Bank); by the discretionary authority of the U.S. government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association); or only by the credit of the issuing agency.

TEMPORARY DEFENSIVE POSITION

For temporary defensive purposes, a fund may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a fund increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a fund assumes a temporary defensive position it may not be able to achieve its investment objective.

MONEY MARKET RESERVES (TA IDEX T. ROWE PRICE SMALL CAP, TA IDEX T. ROWE PRICE TAX-EFFICIENT GROWTH AND TA IDEX T. ROWE PRICE HEALTH SCIENCES)

It is expected that these funds will invest their cash reserves primarily in a money market fund established for the exclusive use of the T. Rowe Price family of mutual funds and other clients of T. Rowe Price and Price-Fleming. The Reserve Investment Fund ("RIF") and Government Reserve Investment Fund ("GRIF") are series of Reserve Investment Funds, Inc. Additional series may be created in the future. These funds were created and operate pursuant to an Exemptive Order issued by the SEC (Investment Company Act Release No. IC-22770, July 29, 1997).

The funds must comply with the requirements of Rule 2a-7 under the 1940 Act governing money market funds. To that end, the RIF invests at least 95% of its total assets in prime money market instruments receiving the highest credit rating from at least one Nationally Recognized Statistical Rating Organization. The GRIF invests primarily in a portfolio of U.S. Government-backed securities, primarily U.S. Treasuries, and repurchase agreements thereon.

The RIF and GRIF provide very efficient means of managing the cash reserves of the funds. While the RIF does not pay an advisory fee to the investment manager, they will incur other expenses. However, the RIF and GRIF are expected by T. Rowe Price to operate at very low expense ratios. The funds will only invest in the RIF or GRIF to the extent it is consistent with their objectives and programs and the terms of the Exemptive Order issued by the SEC.

The RIF and GRIF are not insured or guaranteed by the U.S. Government, and there is no assurance they will maintain a stable net asset value of $1.00 per share. Investing in these securities may result in duplication of certain fees and expenses.

OTHER SECURITIES IN WHICH THE FUNDS MAY INVEST

CORPORATE DEBT SECURITIES. A fund may invest in corporate bonds, notes and debentures of long and short maturities and of various grades, including unrated securities. Corporate debt securities exist in great variety, differing from one another in quality, maturity, and call or other provisions. Lower grade bonds, whether rated or unrated, usually offer higher interest income, but also carry increased risk of default. Corporate bonds may be secured or unsecured, senior to or subordinated to other debt of the issuer, and, occasionally, may be guaranteed by another entity. In addition, they may carry other features, such as those described under "Convertible Securities" and "Variable or Floating Rate Securities," or have special features such as the right of the holder to shorten or lengthen the maturity of a given debt instrument, rights to purchase additional securities, rights to elect from among two or more currencies in which to receive interest or principal payments, or provisions permitting the holder to participate in earnings of the issuer or to participate in the value of some specified commodity, financial index, or other measure of value.

COMMERCIAL PAPER. Commercial paper refers to short-term unsecured promissory notes issued by commercial and industrial corporations to finance their current operations. Commercial paper may be issued at a discount and redeemed at par, or issued at par with interest added at maturity. The interest or discount rate depends on general interest rates, the credit standing of the issuer, and the maturity of the note, and generally moves in tandem with rates on large CDs and Treasury bills. An established secondary market exists for commercial paper, particularly that of stronger issuers which are rated by Moody's Investors Service, Inc. and Standard and Poor's Ratings Group. Investments in commercial paper are subject to the risks that general interest rates will rise, that the credit standing and outside rating of the issuer will fall, or that the secondary market in the issuer's notes will become too limited to permit their liquidation at a reasonable price.

INTERNATIONAL AGENCY OBLIGATIONS. A fund may invest in bonds, notes or Eurobonds of international agencies. Examples are securities issued by the Asian Development Bank, the European Economic Community, and the European Investment Bank. The funds may also purchase obligations of the International Bank for Reconstruction and Development which, while technically not a U.S. government agency or instrumentality, has the right to borrow from the participating countries, including the United States.

BANK OBLIGATIONS OR SAVINGS AND LOAN OBLIGATIONS. Subject to its investment restrictions, a fund may purchase certificates of deposit, bankers' acceptances and other debt obligations of commercial banks and certificates of deposit and other debt obligations of savings and loan associations ("S&L's"). Certificates of deposit are receipts from a bank or an S&L for funds deposited for a specified period of time at a specified rate of return. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. These instruments may be issued by institutions of any size, may be of any maturity, and may be insured or uninsured. The quality of bank or savings and loan obligations may be affected by such factors as (a) location -- the strength of the local economy will often affect financial institutions in the region, (b) asset mix -- institutions with substantial loans in a troubled industry may be weakened by those loans, and (c) amount of equity capital -- under-capitalized financial institutions are more vulnerable when loan losses are suffered. The sub-adviser will evaluate these and other factors affecting the quality of bank and savings and loan obligations purchased by a fund, but the fund is not restricted to obligations or institutions that satisfy specified quality criteria.

VARIABLE OR FLOATING RATE SECURITIES. Subject to its investment restrictions, a fund may purchase variable rate securities that provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable and floating rate securities is ordinarily determined by reference to, or is a percentage of, a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure. These securities generally are structured as loans. See the discussion of "Loans" in this SAI.

PREFERRED STOCKS. Subject to a fund's investment restrictions, a fund may purchase preferred stocks. Preferred stocks are securities which represent an ownership interest in a corporation and which give the owner a prior claim over common stock on the corporation's earnings and assets. Preferred stock generally pays quarterly dividends. Preferred stocks may differ in many of their provisions. Among the features that differentiate preferred stocks from one another are the dividend rights, which may be cumulative or non-cumulative and participating or non-participating, redemption provisions, and voting rights. Such features will establish the income return and may affect the prospects for capital appreciation or risks of capital loss.

CONVERTIBLE SECURITIES. Subject to its investment restrictions, a fund may invest in debt securities convertible into or exchangeable for equity securities, or debt securities that carry with them the right to acquire equity securities, as evidenced by warrants attached to such securities or acquired as part of units of the securities. Such securities normally pay less current income than securities without conversion features, but add the potential opportunity for appreciation from enhanced value for the equity securities into which they are convertible, and the concomitant risk of loss from declines in those values.

COMMON STOCKS. Subject to its investment restrictions, a fund may invest in common stocks. TA IDEX Transamerica Flexible Income will consider investment in income-producing common stocks if the yields of common stocks generally become competitive with the yields of other income securities. Common stocks are junior to the debt obligations and preferred stocks of an issuer. Hence, dividend payments on common stocks should be regarded as less secure than income payments on corporate debt securities.

PORTFOLIO TURNOVER RATE

Changes may be made in a fund's portfolio consistent with the investment objective and policies of the fund whenever such changes are believed to be in the best interests of the fund and its shareholders, and each fund will be managed without regard to its portfolio turnover rate. The portfolio turnover rates for all of the funds may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemptions of shares. High portfolio turnover rates will generally result in higher transaction costs to a fund, including brokerage commissions, and may have adverse tax consequences

The portfolio turnover rate for each of the funds is calculated by dividing the lesser of a fund's purchases or sales of portfolio securities for the year by the monthly average value of the securities. The Securities and Exchange Commission requires that the calculation exclude all securities whose remaining maturities at the time of acquisition are one year or less.

DISCLOSURE OF PORTFOLIO HOLDINGS

It is the policy of the funds to protect the confidentiality of their holdings and prevent the selective disclosure of non-public information about the Funds' portfolio holdings. The funds' service providers are required to comply with this policy. No non-public information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party, except as provided below. The Board of Trustees has adopted formal procedures governing compliance with the funds' policies.

The funds, or their duly authorized service providers, may publicly disclose holdings of all funds in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. A summary or list of a fund's completed purchases and sales may only be made available after the public disclosure of a fund's portfolio holdings.

The funds publish all portfolio holdings on a quarterly basis on their website at www.idexfunds.com 30 days after the end of each calendar quarter. Such information remains online for 6 months. The day following such publication, the information is deemed to be publicly disclosed for the purposes of the policies and procedures adopted by the funds. The funds may then forward the information to investors and consultants requesting it.

There are numerous mutual fund evaluation services such as Standard & Poor's, Morningstar or Lipper Analytical Services, and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the funds by these services and departments, the funds may distribute (or authorize their service providers to distribute) portfolio holdings to such services and departments before their public disclosure is required or authorized provided that: (i) the recipient does not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the funds before the portfolio holdings or results of the analysis become public information; and
(ii) the recipient signs a written confidentiality agreement. Persons and entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed. Neither the funds nor their service providers receive any compensation from such services and departments. Subject to such departures as the funds' investment adviser's compliance department believes reasonable and consistent with reasonably protecting the confidentiality of the portfolio information, each confidentiality agreement should generally provide that, among other things: the portfolio information is the confidential property of the funds (and its service provider, if applicable) and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement; the recipient of the portfolio information agrees to limit access to the portfolio information to its employees (and agents) who, on a need to know basis, are (1) authorized to have access to the portfolio information and (2) subject to confidentiality obligations, including duties not to trade on non-public information, no less restrictive than the confidentiality obligations contained in the Confidentiality Agreement; and upon written request, the recipient agrees to promptly return or destroy, as directed, the portfolio information.

The Board and an appropriate officer of the investment adviser's compliance department or the Funds' Chief Compliance Officer ("CCO") may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information and waive certain requirements. To the extent required by law, the CCO reports to the Board violations of the funds' policies and procedures on disclosure of portfolio holdings.

                     INVESTMENT ADVISORY AND OTHER SERVICES

Transamerica IDEX has entered into a Management and Investment Advisory Agreement ("Advisory Agreement") on behalf of each fund with Transamerica Fund Advisors, Inc. ("TFAI"), located at 570 Carillon Parkway, St. Petersburg, Florida 33716. TFAI supervises each respective fund's investments and conducts its investment program.

TFAI is directly owned by Western Reserve Life Assurance Co. of Ohio (78%) (Western Reserve) and AUSA Holding Company (22%) (AUSA), both of which are indirect wholly owned subsidiaries of AEGON N.V. Great Companies, L.L.C., a sub-adviser to the funds, is a 30% owned indirect subsidiary of AUSA. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. (AEGON USA), a financial services holding company lwhose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation and publicly traded international insurance group. Great Companies, L.L.C., AEGON USA Investment Management, LLC, and Transamerica Investment Management, LLC (TIM), are affiliates of TFAI and TA IDEX.

INVESTMENT ADVISER COMPENSATION

TFAI receives annual compensation from each fund in the form of a percentage of the fund's average daily net assets. The table below lists those percentages by fund.

FUND                                                   PERCENTAGE OF AVERAGE DAILY NET ASSETS
----                                                   --------------------------------------
TA IDEX American Century International                 0.925% of the first $250 million
                                                       0.90% over $250 million up to $500 million
                                                       0.85% over $500 million up to $1 billion
                                                       0.80% in excess of $1 billion

TA IDEX American Century Large Company Value           0.85% of the first $250 million
                                                       0.80% over $250 million up to $500 million
                                                       0.775% over $500 million up to $750 million
                                                       0.70% in excess of $750 million

TA IDEX Asset Allocation - Conservative Portfolio      0.10%
TA IDEX Asset Allocation - Growth Portfolio
TA IDEX Asset Allocation - Moderate Growth Portfolio
TA IDEX Asset Allocation - Moderate Portfolio

TA IDEX Clarion Real Estate Securities                 0.80% of the first $250 million
                                                       0.775% over $250 million up to $500 million
                                                       0.70% over $500 million up to $1 billion
                                                       0.65% in excess of $1 billion

TA IDEX Federated Tax Exempt                           0.60%

TA IDEX Great Companies -- America(SM)                 0.775% of the first $250 million
                                                       0.75% over $250 million up to $500 million
                                                       0.70% over $500 million up to $1 billion
                                                       0.65% in excess of $1 billion

TA IDEX Great Companies -- Technology(SM)              0.80% of the first $500 million
                                                       0.70% in excess of $500 million

TA IDEX Janus Growth                                   0.80% of the first $250 million
                                                       0.77% over $250 million up to $750 million
                                                       0.75% over $750 million up to $1.5 billion
                                                       0.70% over $1.5 billion up to $3 billion
                                                       0.675% in excess of $3 billion

TA IDEX Jennison Growth                                0.80% of the first $500 million
TA IDEX Marsico Growth                                 0.70% in excess of $500 million

TA IDEX PIMCO Real Return TIPS                         0.70% of the first $250 million
TA IDEX Total Return                                   0.65% over $250 million up to $750 million
                                                       0.60% in excess of $750 million

TA IDEX Salomon All Cap                                0.80% of the first $500 million
TA IDEX Salomon Investors Value                        0.70% in excess of $500 million

TA IDEX T. Rowe Price Health Sciences                  1.00% of the first $500 million
                                                       0.95% in excess of $500 million

TA IDEX T. Rowe Price Small Cap                        0.75% of the first $500 million
                                                       0.70% in excess of $500 million

TA IDEX T. Rowe Price Tax-Efficient Growth             0.75% of the first $500 million
                                                       0.65% in excess of $500 million

TA IDEX Templeton Great Companies Global               0.80% of the first $500 million
                                                       0.70% in excess of $500 million

TA IDEX Transamerica Balanced                          0.80% of the first $250 million
                                                       0.75% over $250 million up to $500 million
                                                       0.70% over $500 million up to $1.5 billion
                                                       0.625% in excess of $1.5 billion

TA IDEX Transamerica Conservative High-Yield Bond      0.60% of the first $400 million
                                                       0.575% over $400 million up to $750 million
                                                       0.55% in excess of $750 million

TA IDEX Transamerica Convertible Securities            0.75% of the first $250 million
                                                       0.70% in excess of $250 million

TA IDEX Transamerica Equity                            0.75% of the first $500 million
                                                       0.70% in excess of $500 million

TA IDEX Transamerica Flexible Income                   0.80% of the first $100 million
                                                       0.775% over $100 million up to $250 million
                                                       0.675% in excess of $250 million

TA IDEX Transamerica Growth Opportunities              0.80% of the first $250 million
                                                       0.75% over $250 million up to $500 million
                                                       0.70% in excess of $500 million

TA IDEX Transamerica Money Market                      0.40%

TA IDEX Transamerica Small/Mid Cap Value               0.80% of the first $500 million
                                                       0.75% in excess of $500 million

TA IDEX Transamerica Value Balanced                    0.75% of the first $500 million
                                                       0.65% over $500 million up to $1 billion
                                                       0.60% in excess of $1 billion

ADVISORY AGREEMENT

The duties and responsibilities of the investment adviser are specified in the Advisory Agreement. The Advisory Agreement provides that TFAI will perform the following services or cause them to be performed by others: (i) furnish to the fund investment advice and recommendations; (ii) supervise the purchase and sale of securities as directed by appropriate fund officers, and (iii) be responsible for the administration of each fund. The Advisory Agreement is not assignable and may be terminated without penalty upon 60 days' written notice at the option of either the fund, TFAI or by a vote of shareholders of each fund. The Advisory Agreement provides that it can be continued from year to year so long as such continuance is specifically approved annually (a) by the Board of Trustees or by a majority of the outstanding shares of each fund and (b) by a majority vote of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party cast in person at a special meeting called for such purposes.

The Advisory Agreement also provides that TFAI shall not be liable to the funds or to any shareholder for any error of judgment or mistake of law or for any loss suffered by a fund or by any shareholder in connection with matters to which the Advisory Agreement relates, except for a breach of fiduciary duty or a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard on the part of TFAI in the performance of its duties thereunder.

The Advisory Agreement became effective as follows:

FUND                                                   EFFECTIVE DATE
----                                                   ---------------
TA IDEX American Century International                 March 1, 2002
TA IDEX American Century Large Company Value           March 1, 2002
TA IDEX Asset Allocation - Conservative Portfolio      March 1, 2002
TA IDEX Asset Allocation - Growth Portfolio            March 1, 2002
TA IDEX Asset Allocation - Moderate Growth Portfolio   March 1, 2002
TA IDEX Asset Allocation - Moderate Portfolio          March 1, 2002
TA IDEX Clarion Real Estate Securities                 March 1, 2003
TA IDEX Federated Tax Exempt                           June 15, 2000
TA IDEX Great Companies-- America(SM)                  June 15, 2000
TA IDEX Great Companies-- Technology(SM)               June 15, 2000
TA IDEX Janus Growth                                   June 25, 1998
TA IDEX Jennison Growth                                December 1, 2000
TA IDEX Marsico Growth                                 March 1, 1999
TA IDEX PIMCO Real Return TIPS                         March 1, 2003
TA IDEX PIMCO Total Return                             March 1, 2002
TA IDEX Salomon All Cap                                March 1, 1999
TA IDEX Salomon Investors Value                        March 1, 2002
TA IDEX T. Rowe Price Health Sciences                  March 1, 2002
TA IDEX T. Rowe Price Small Cap                        March 1, 1999
TA IDEX T. Rowe Price Tax-Efficient Growth             March 1, 1999
TA IDEX Templeton Great Companies Global               June 25, 1998
TA IDEX Transamerica Balanced                          June 25, 1998
TA IDEX Transamerica Conservative High-Yield Bond      April 22, 1992
TA IDEX Transamerica Convertible Securities            March 1, 2002
TA IDEX Transamerica Equity                            March 1, 2000
TA IDEX Transamerica Flexible Income                   June 25, 1998
TA IDEX Transamerica Growth Opportunities              March 1, 2000
TA IDEX Transamerica Money Market                      March 1, 2002
TA IDEX Transamerica Small/Mid Cap Value               March 1, 2001
TA IDEX Transamerica Value Balanced                    December 14, 2001

Each fund pays its allocable share of the fees and expenses of a fund's non-interested trustees, custodian and transfer agent fees, brokerage commissions and all other expenses in connection with the execution of its portfolio transactions, administrative, clerical, recordkeeping, bookkeeping, legal, auditing and accounting expenses, interest and taxes, expenses of preparing tax returns, expenses of shareholders' meetings and preparing, printing and mailing proxy statements (unless otherwise agreed to by the funds or TFAI, expenses of preparing and typesetting periodic reports to shareholders (except for those reports the fund's permit to be used as sales literature), and the costs, including filing fees, of renewing or maintaining registration of fund shares under federal and state law.

EXPENSE REIMBURSEMENT

TFAI has entered into an expense limitation agreement with Transamerica IDEX on behalf of certain funds, pursuant to which TFAI has agreed to reimburse a fund or waive fees, or both, whenever, in any fiscal year, the total cost to a fund of normal operating expenses chargeable to its income account, including the investment advisory fee but excluding brokerage commissions, interest, taxes and 12b-1 fees, exceeds a certain percentage of the fund's average daily net assets. That percentage is listed by fund in the following table, as specified for that fund (expense cap). Transamerica IDEX, on behalf of such fund, will at a later date reimburse TFAI for operation expenses previously paid on behalf of such fund during the previous 36 months, but only if, after such reimbursement, the fund's expense ratio does not exceed the expense cap. The agreement, as amended, continues automatically for one-year terms unless TFAI provides written notice to Transamerica IDEX at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by Transamerica IDEX, without payment of any penalty, upon ninety (90) days' prior written notice to TFAI. The funds currently included in the Expense Reimbursement Agreement are listed as follows:

TA IDEX American Century International                 TA IDEX PIMCO Total Return
TA IDEX American Century Large Company Value           TA IDEX Salomon Investors Value
TA IDEX Asset Allocation - Conservative                TA IDEX T. Rowe Price Health Sciences
TA IDEX Asset Allocation - Growth Portfolio            TA IDEX T. Rowe Price Tax-Efficient Growth
TA IDEX Asset Allocation - Moderate Growth Portfolio   TA IDEX Templeton Great Companies Global
TA IDEX Asset Allocation - Moderate Portfolio          TA IDEX Transamerica Balanced
TA IDEX Clarion Real Estate Securities                 TA IDEX Transamerica Convertible Securities
TA IDEX Federated Tax Exempt                           TA IDEX Transamerica Flexible Income
TA IDEX Great Companies - America(SM)                  TA IDEX Transamerica Equity
TA IDEX Great Companies - Technology(SM)               TA IDEX Transamerica Money Market
TA IDEX Marsico Growth                                 TA IDEX Transamerica Small/Mid Cap Value
TA IDEX PIMCO Real Return TIPS

The applicable expense caps for each of the funds are listed in the following table.


                                                       EXPENSE
FUND                                                     CAP
----                                                   -------
TA IDEX American Century International                  1.325%
TA IDEX American Century Large Company Value             1.45%
TA IDEX Asset Allocation - Conservative Portfolio        0.45%
TA IDEX Asset Allocation - Growth Portfolio              0.45%
TA IDEX Asset Allocation - Moderate Growth Portfolio     0.45%
TA IDEX Asset Allocation - Moderate Portfolio            0.45%
TA IDEX Clarion Real Estate Securities                   1.40%
TA IDEX Federated Tax Exempt                             1.00%
TA IDEX Great Companies -- America(SM)                  1.175%
TA IDEX Great Companies -- Technology(SM)                1.20%
TA IDEX Janus Growth                                     1.30%
TA IDEX Jennison Growth                                  1.40%
TA IDEX Marsico Growth                                   1.40%
TA IDEX PIMCO Real Return TIPS                           1.30%
TA IDEX PIMCO Total Return                               1.30%
TA IDEX Salomon All Cap                                  1.20%
TA IDEX Salomon Investors Value                          1.20%
TA IDEX T. Rowe Price Health Sciences                    1.60%
TA IDEX T. Rowe Price Small Cap                          1.35%
TA IDEX T. Rowe Price Tax-Efficient Growth               1.35%
TA IDEX Templeton Great Companies Global                 1.20%
TA IDEX Transamerica Balanced                            1.45%
TA IDEX Transamerica Conservative High-Yield Bond        1.25%
TA IDEX Transamerica Convertible Securities              1.35%

                                                       EXPENSE
FUND                                                     CAP
----                                                   -------
TA IDEX Transamerica Equity                             1.175%
TA IDEX Transamerica Flexible Income                     1.50%
TA IDEX Transamerica Growth Opportunities                1.40%
TA IDEX Transamerica Money Market                        0.48%
TA IDEX Transamerica Small/Mid Cap Value                 1.40%
TA IDEX Transamerica Value Balanced                      1.20%



                                               ADVISORY FEE AFTER REIMBURSEMENT        ADVISORY FEE REIMBURSEMENTS
                                           ---------------------------------------   ------------------------------
                                                         OCTOBER 31,                           OCTOBER 31,
                                           ---------------------------------------   ------------------------------
                  FUND                         2004          2003          2002        2004       2003       2002
                  ----                     -----------   -----------   -----------   --------   --------   --------
TA IDEX American Century International     $ 2,036,093   $   310,246   $  (147,054)  $  3,005   $472,761   $305,828
TA IDEX American Century Large
   Company Value                           $   682,635   $    57,108   $   (79,539)  $     --   $206,578   $205,837
TA IDEX Asset Allocation - Conservative
   Portfolio                               $   327,487   $   136,484   $   (80,444)  $     --   $     --   $ 92,597
TA IDEX Asset Allocation - Growth
   Portfolio                               $   522,110   $  (55,645)   $  (108,038)  $     --   $160,784   $117,797
TA IDEX Asset Allocation - Moderate
   Growth Portfolio                        $ 1,053,807   $   265,108   $   (87,348)  $     --   $     --   $112,433
TA IDEX Asset Allocation - Moderate
   Portfolio                               $   835,347   $   280,316   $   (57,585)  $     --   $     --   $ 83,006
TA IDEX Clarion Real Estate Securities     $   832,476       216,103           N/A   $     --      2,602        N/A
TA IDEX Federated Tax Exempt               $   175,238   $   173,881   $   162,976   $ 28,573   $ 70,217   $ 36,031
TA IDEX Great Companies-- America(SM)      $ 1,107,766   $   959,239   $   921,249   $  9,000   $147,541   $146,134
TA IDEX Great Companies-- Technology(SM)   $   943,831   $   179,708   $   (46,300)  $  6,423   $138,268   $192,527
TA IDEX Janus Growth                       $10,965,287   $10,670,954   $14,652,745   $    389   $     --   $     --
TA IDEX Jennison Growth                    $   657,176   $   455,854   $   612,680   $     --   $103,823   $ 59,815
TA IDEX Marsico Growth                     $   524,068   $   361,461   $   158,112   $     --   $ 26,748   $105,284
TA IDEX PIMCO Real Return TIPS             $ 1,698,724        54,432           N/A   $     --     63,384        N/A
TA IDEX PIMCO Total Return                 $   790,940   $   742,841   $   129,048         --   $     --   $ 37,154
TA IDEX Salomon All Cap                    $ 5,002,344   $ 2,258,747   $ 2,600,599   $     --   $295,977   $376,327
TA IDEX Salomon Investors Value            $ 3,077,532   $ 1,121,694   $   210,585   $  3,284   $     --   $170,078
TA IDEX T. Rowe Price Health Sciences      $ 1,190,855   $   189,603   $  (103,887)  $     --   $ 59,564   $122,055
TA IDEX T. Rowe Price Small Cap            $ 1,129,757   $   282,683   $   (31,866)  $     --   $ 85,347   $218,612
TA IDEX T. Rowe Price Tax-Efficient
   Growth                                  $   214,235   $   238,582   $   169,418)  $ 21,000   $ 59,810   $ 94,052
TA IDEX Templeton Great Companies
   Global                                  $ 3,609,000   $    76,225   $    (6,196)  $     --   $126,966   $115,094
TA IDEX Transamerica Balanced              $ 2,988,883   $ 3,688,769   $ 4,485,743   $     --   $     --   $     --
TA IDEX Transamerica Conservative
   High-Yield Bond                         $ 2,144,295   $ 1,081,893   $   617,539   $     --   $     --   $     --
TA IDEX Transamerica Convertible
   Securities                              $ 1,475,024   $   607,328   $   (51,591)  $     --   $     --   $ 81,836
TA IDEX Transamerica Equity                $   917,983   $   424,229   $   (30,731)  $149,198   $     --   $ 86,759
TA IDEX Transamerica Flexible Income       $ 1,325,355   $ 1,641,352   $   959,127   $     --   $     --   $     --
TA IDEX Transamerica Growth
   Opportunities                           $ 2,106,084   $   405,924   $      (774)  $173,444   $550,288   $127,718
TA IDEX Transamerica Money Market(1)       $    64,000   $    18,815   $  (136,773)  $693,000   $869,435   $542,922
TA IDEX Transamerica Small/Mid Cap
   Value                                   $ 2,688,009   $ 1,000,665   $   453,811   $     --   $     --   $ 77,762
TA IDEX Transamerica Value Balanced        $   369,000   $    28,006   $   154,636   $ 49,000   $195,436   $128,406

----------
(1) AFSG Securities Corp. ("AFSG"), the fund's distributor, has determined to voluntarily waive all or a portion of the distribution and service (12b-1) fees payable with respect to the fund's Class B, C and M shares. The waiver by AFSG is temporary and may be revised or terminated at any time.

SUB-ADVISERS

AEGON USA Investment Management, LLC ("AUIM"), located at 4333 Edgewood Rd NE, Cedar Rapids, IA 52499, serves as sub-adviser to TA IDEX Transamerica Conservative High-Yield Bond pursuant to a sub-advisory agreement with TFAI.

American Century Investment Management, Inc. ("American Century"), American Century Tower, 4500 Main Street, Kansas City, MO 64111, serves as sub-adviser to TA IDEX American Century Large Company Value pursuant to a sub-advisory agreement with TFAI.

American Century Global Investment Management, Inc. ("ACGIM"), The Chrysler Center, 666 3rd Avenue, 23rd Foor, New York, NY 10017, serves as sub-adviser to TA IDEX American Century International pursuant to a sub-advisory agreement with TFAI.

Banc of America Capital Management, LLC ("BACAP"), 101 S. Tryon Street, Charlotte, NC 28255, serves as sub-adviser to TA IDEX Marsico Growth pursuant to a sub-advisory agreement with TFAI. BACAP has entered into an agreement with Marsico Capital Management, LLC ("Marsico"), 1200 17th Street, Suite 1300, Denver, CO 80202, wherein Marsico will provide portfolio management.

Federated Investment Management Company ("Federated"), Federated Investors Tower, Pittsburgh, PA 15222-3779, serves as sub-adviser to TA IDEX Federated Tax Exempt pursuant to a sub-advisory agreement with TFAI.

Great Companies, L.L.C. ("Great Companies"), 635 Court Street, Suite 100, Clearwater, FL 33756, serves as sub-adviser to TA IDEX Great Companies -- America(SM) and TA IDEX Great Companies -- Technology(SM), and co-sub-adviser to TA IDEX Templeton Great Companies Global pursuant to a sub-advisory agreement with TFAI.

ING Clarion Real Estate Securities LP ("Clarion"), 259 N. Radnor-Chester Road, Suite 205, Radnor, PA 19087, serves as sub-adviser to TA IDEX Clarion Real Estate Securities pursuant to a sub-advisory agreement with TFAI.

Janus Capital Management LLC ("Janus"), 151 Detroit Street, Denver, CO 80206-4805, serves as sub-adviser to TA IDEX Janus Growth pursuant to a sub-advisory agreement with TFAI.

Jennison Associates LLC ("Jennison"), 466 Lexington Avenue, New York, NY 10017, serves as sub-adviser to TA IDEX Jennison Growth pursuant to a sub-advisory agreement with TFAI.

Pacific Investment Management Company LLC ("PIMCO"), 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660, serves as sub-adviser to TA IDEX PIMCO Total Return and TA IDEX PIMCO Real Return TIPS pursuant to sub-advisory agreements with TFAI.

Salomon Brothers Asset Management Inc ("SaBAM"), 399 Park Avenue, New York, NY 10022, serves as sub-adviser to TA IDEX Salomon All Cap and TA IDEX Salomon Investors Value pursuant to a sub-advisory agreement with TFAI.

T. Rowe Price Associates, Inc. ("T. Rowe Price"), 100 E. Pratt Street, Baltimore, MD 21202, serves as sub-adviser to TA IDEX T. Rowe Price Small Cap, TA IDEX T. Rowe Price Tax-Efficient Growth and TA IDEX T. Rowe Price Health Sciences pursuant to a sub-advisory agreement with TFAI.

Templeton Investment Counsel, LLC ("Templeton"), 500 E. Broward Blvd., Suite 2100, Ft. Lauderdale, FL 33394, serves as co-sub-adviser to TA IDEX Templeton Great Companies Global pursuant to a sub-advisory agreement with TFAI.

Transamerica Investment Management, LLC ("TIM"), 1150 South Olive Street, Suite 2700, Los Angeles, CA 90015, serves as sub-adviser to TA IDEX Transamerica Small/Mid Cap Value, TA IDEX Transamerica Balanced, TA IDEX Transamerica Flexible Income, TA IDEX Transamerica Growth Opportunities, TA IDEX Transamerica Equity, TA IDEX Transamerica Value Balanced, TA IDEX Transamerica Money Market and TA IDEX Transamerica Convertible Securities pursuant to a sub-advisory agreement with TFAI.

The sub-advisers also serve as sub-advisers to certain portfolios of AEGON/Transamerica Series Fund, Inc. ("ATSF"), a registered investment company. They may be referred to herein collectively as the "sub-advisers" and individually as a "sub-adviser."

              Fund                  Sub-Adviser                           Sub-Advisory Fee
              ----                  -----------                           ----------------
TA IDEX American Century                ACGIM        0.50% of assets up to $250 million of average daily net
International                                        assets; 0.475% of next $250 million of average daily net
                                                     assets; 0.45% of next $500 million of average daily net
                                                     assets; and 0.40% of average daily net assets in excess
                                                     of $1 billion.

TA IDEX American Century Large    American Century   0.45% of assets up to $250 million of average daily net
Company Value                                        assets; 0.40% of next $250 million of average daily net
                                                     assets; 0.35% of next $250 million of average daily net
                                                     assets; and 0.30% of average daily net assets in excess
                                                     of $750 million.

TA IDEX Asset Allocation -               N/A                                    N/A
Conservative Portfolio

TA IDEX Asset Allocation -
Growth Portfolio                         N/A                                    N/A

TA IDEX Asset Allocation -
Moderate Growth Portfolio                N/A                                    N/A

TA IDEX Asset Allocation -
Moderate Portfolio                       N/A                                    N/A

TA IDEX Clarion Real Estate            Clarion       0.40% of the first $250 million of average daily net
Securities                                           assets; 0.375% of average daily net assets up to $500
                                                     million; 0.35% of average daily net assets up to $1
                                                     billion; and 0.30% of average daily net assets in excess
                                                     of $1 billion, less 50% of any amount reimbursed pursuant
                                                     to the fund's expense limitation.

TA IDEX Federated Tax Exempt          Federated      0.30% of the average daily net assets.

TA IDEX Great Companies--
America(SM)                        Great Companies   0.35% of the first $500 million of average daily net
                                                     assets; 0.30% of next $500 million of average daily net
                                                     assets; and 0.25% of average daily net assets in excess
                                                     of $1 billion, less 50% of any amount reimbursed pursuant
                                                     to the portfolio's expense limitation.

TA IDEX Great Companies --         Great Companies   0.40% of the first $250 million of average daily net
Technology(SM)                                       assets; 0.35% of next $250 million of average daily net
                                                     assets; and 0.30% of average daily net assets in excess
                                                     of $500 million, less 50% of any amount reimbursed
                                                     pursuant to the portfolio's expense limitation.

TA IDEX Janus Growth*                   Janus        0.40% of the first $250 million of average daily net
                                                     assets; 0.35% of next $500 million of average daily net
                                                     assets; 0.30% of next $750 million of average daily net
                                                     assets; 0.25% of next $1.5 billion of average daily net
                                                     assets; and 0.225% of average daily net assets in excess
                                                     of $3 billion.

TA IDEX Jennison Growth               Jennison       0.40% of the first $500 million of average daily net
                                                     assets; 0.35% of the average daily net assets over $500
                                                     million.

TA IDEX Marsico Growth                  BACAP        0.40% of the first $250 million of average daily net
                                                     assets; 0.375% of the next $250 million of average daily
                                                     net

              Fund                   Sub-Adviser                          Sub-Advisory Fee
              ----                   -----------                          ----------------
                                                     assets; 0.35% of the next $500 million of average daily
                                                     net assets; and 0.30% of average daily net assets in
                                                     excess of $1 billion.

TA IDEX PIMCO Real Return               PIMCO        0.25% of average daily net assets.
TIPS

TA IDEX PIMCO Total Return              PIMCO        0.25% of average daily net assets.

TA IDEX Salomon All Cap                 SaBAM        0.30% of the first $20 million of average daily net
                                                     assets; 0.50% of the next $20-$100 million of average
                                                     daily net assets; and 0.40% of average daily net assets
                                                     over $100 million.

TA IDEX Salomon Investors Value         SaBAM        0.35% of average daily net assets, less 50% of any amount
                                                     reimbursed pursuant to the fund's expense limitation.

TA IDEX T. Rowe Price Health        T. Rowe Price    0.60% of the first $500 million of average daily net
Sciences                                             assets; 0.55% of average daily net assets in excess of
                                                     $500 million (T. Rowe Price has agreed to a voluntary fee
                                                     waiver based on the combined average daily net assets of
                                                     TA IDEX T. Rowe Price Health Sciences, TA IDEX T. Rowe
                                                     Price Small Cap, TA IDEX T. Rowe Price Tax-Efficient
                                                     Growth, ATSF T. Rowe Price Equity Income, ATSF T. Rowe
                                                     Price Growth Stock and ATSF T. Rowe Price Small Cap as
                                                     follows: assets between $750 million and $1.5 billion: 5%
                                                     fee reduction; assets between $1.5 billion and $3
                                                     billion: 7.5% fee reduction; assets above $3 billion:
                                                     10.0% fee reduction. The reduction in fees is split
                                                     evenly between shareholders and TFAI.)

TA IDEX T. Rowe Price Small Cap     T. Rowe Price    0.35% of average daily net assets (T. Rowe Price has
                                                     agreed to a voluntary fee waiver based on the combined
                                                     average daily net assets of TA IDEX T. Rowe Price Health
                                                     Sciences, TA IDEX T. Rowe Price Small Cap, TA IDEX T.
                                                     Rowe Price Tax-Efficient Growth, ATSF T. Rowe Price
                                                     Equity Income, ATSF T. Rowe Price Growth Stock and ATSF
                                                     T. Rowe Price Small Cap as follows: assets between $750
                                                     million and $1.5 billion: 5% fee reduction; assets
                                                     between $1.5 billion and $3 billion: 7.5% fee reduction;
                                                     assets above $3 billion: 10.0% fee reduction. The
                                                     reduction in fees is split evenly between shareholders
                                                     and TFAI.)

TA IDEX T. Rowe Price Tax-          T. Rowe Price    0.45% of the first $100 million of the fund's average
Efficient Growth                                     daily net assets; 0.40% of the next $100 million up to
                                                     $250 million; and 0.35% of average daily net assets in
                                                     excess of $250 million (T. Rowe Price has agreed to a
                                                     voluntary fee waiver based on the combined average daily
                                                     net assets of TA IDEX T. Rowe Price Health Sciences, TA
                                                     IDEX T. Rowe Price Small Cap, TA IDEX T. Rowe Price
                                                     Tax-Efficient Growth, ATSF T. Rowe Price Equity Income,
                                                     ATSF T. Rowe Price Growth Stock and ATSF T. Rowe Price
                                                     Small Cap as follows: assets between $750 million and
                                                     $1.5 billion: 5% fee reduction; assets between $1.5
                                                     billion and $3 billion: 7.5% fee reduction; assets above
                                                     $3 billion: 10.0% fee reduction. The reduction in fees is
                                                     split evenly between shareholders and TFAI.)

              Fund                   Sub-Adviser                          Sub-Advisory Fee
              ----                   -----------                          ----------------
TA IDEX Templeton Great           Great Companies/   0.35% of the first $500 million of average daily net
Companies Global                      Templeton      assets; 0.30% over $500 million of average daily net
                                                     assets. Templeton receives a portion of the sub-advisory
                                                     fee based on the amount of assets that it manages; it
                                                     receives 0.40% of the fee for the first $500 million of
                                                     the fund's average daily net assets; 0.375% of the fee
                                                     for assets over $500 million up to $1.5 billion; and
                                                     0.35% of the fee for assets over $1.5 billion (for the
                                                     portion of assets that it manages). Great Companies
                                                     receives the sub-advisory fee stated in this paragraph,
                                                     less any amount paid to Templeton for its sub-advisory
                                                     services.

TA IDEX Transamerica Balanced            TIM         0.35% of the first $250 million of average daily net
                                                     assets; 0.325% over $250 million up to $500 million of
                                                     average daily net assets; 0.30% over $500 million up to
                                                     $1.5 billion; 0.25% of average daily net assets in excess
                                                     of $1.5 billion, less 50% of any amount reimbursed
                                                     pursuant to the fund's expense limitation.

TA IDEX Transamerica                    AUIM         0.30% of assets up to $400 million; 0.25% over $400
Conservative High-Yield Bond                         million up to $750 million; and 0.20% in excess of $750
                                                     million.

TA IDEX Transamerica                     TIM         0.35% of average daily net assets, less 50% of any amount
Convertible Securities                               reimbursed pursuant to the fund's expense limitation.

TA IDEX Transamerica Equity              TIM         0.35% of the first $500 million of average daily net
                                                     assets; 0.30% of the fund's average daily net assets over
                                                     $500 million, less 50% of any amount reimbursed pursuant
                                                     to the fund's expense limitation.

TA IDEX Transamerica Flexible            TIM         0.30% of the first $250 million of average daily net
Income                                               assets; 0.25% of the fund's average daily net assets over
                                                     $250 million, less 50% of any amount reimbursed pursuant
                                                     to the fund's expense limitation.

TA IDEX Transamerica Growth              TIM         0.40% of assets up to $100 million; and 0.35% of assets
Opportunities                                        over $100 million, less 50% of any amount reimbursed
                                                     pursuant to the fund's expense limitation.

TA IDEX Transamerica Money               TIM         0.15% of average daily net assets, less 50% of any amount
Market                                               reimbursed pursuant to the fund's expense limitation.

TA IDEX Transamerica Small/Mid           TIM         0.375% of the first $500 million of average daily net
Cap Value                                            assets and 0.325% of average daily net assets in excess
                                                     of $500 million, less 50% of any amount reimbursed
                                                     pursuant to the fund's expense limitation.

TA IDEX Transamerica Value               TIM         0.35% of assets up to $500 million; 0.325% of assets over
Balanced                                             $500 million up to $1 billion; and 0.30% of assets over
                                                     $1 billion, less 50% of any amount reimbursed pursuant to
                                                     the fund's expense limitation.

* Notwithstanding anything in the Sub-Advisory Agreements to the contrary, Janus Capital Management, LLC hereby waives the compensation due it under the Sub-Advisory Agreements to the extent necessary to reduce its effective monthly sub-advisory fees for the Funds by the following percentages based on the combined average daily net assets of the Funds.

Combined Asset Levels                          Percentage Fee Waiver
---------------------                          ---------------------
Assets between $1.5 billion and $3.0 billion   5% Fee Reduction
Assets between $3.0 billion and $5.0 billion   7.5% Fee Reduction
Assets above $5 billion                        10.0% Fee Reduction

The calculation of the effective fee will be as follows:

Total Sub-Advisory Fee
------------------------------ = Effective Fee
Average Daily Balance

The Discount Calculation will be:

Effective Fee x $1.5 billion x 5% +
Effective Fee x $3.0 billion x 7.5%
Effective Fee x Current Average Daily Balance - $5 billion x 10%
----------------------------------------------------------------
= Total Fee Discount to be applied to Original Sub-Advisory Fee

                             SUB-ADVISORY FEES PAID
                            (NET OF FEES REIMBURSED)


                                                                  OCTOBER 31
                                                    -------------------------------------
FUND                                                   2004         2003          2002
----                                                ----------   ----------   -----------
TA IDEX American Century International              $1,197,799   $  244,128   $   82,562
TA IDEX American Century Large Company Value        $  570,802   $   70,665   $  136,924
TA IDEX Clarion Real Estate Securities              $  463,070   $  108,002          N/A
TA IDEX Federated Tax Exempt                        $   99,357   $  122,049   $   99,503
TA IDEX Great Companies -- America(SM)              $  552,252   $  553,390   $  539,172
TA IDEX Great Companies -- Technology(SM)           $  501,255   $  156,417   $   93,144
TA IDEX Janus Growth                                $5,488,112   $5,232,669   $5,686,891
TA IDEX Jennison  Growth                            $  357,802   $  279,838   $  336,248
TA IDEX Marsico Growth                              $  279,454   $  180,621   $  158,630
TA IDEX PIMCO Real Return TIPS                      $  789,191   $   37,598          N/A
TA IDEX PIMCO Total Return                          $  299,015   $  250,346   $   49,077
TA IDEX Salomon All Cap                             $2,697,361   $1,304,258   $1,521,453
TA IDEX Salomon Investors Value                     $1,446,080   $  487,218   $   91,668
TA IDEX T. Rowe Price Health Sciences               $  902,494   $  123,114   $   10,733
TA IDEX T. Rowe Price Small Cap                     $  481,110   $  134,783   $   72,564
TA IDEX T. Rowe Price Tax-Efficient Growth          $  141,195   $  179,035   $  160,089
TA IDEX Templeton Great Companies Global            $1,651,820   $  104,166   $   59,521
TA IDEX Transamerica Balanced                       $1,285,548   $1,829,006   $2,313,582
TA IDEX Transamerica Conservative High-Yield Bond   $1,121,883   $  539,081   $  308,769
TA IDEX Transamerica Convertible Securities         $  703,581   $  283,457   $    2,236
TA IDEX Transamerica Equity                         $  616,863   $  211,792   $   21,284
TA IDEX Transamerica Flexible Income                $  532,701   $  828,099   $  493,667
TA IDEX Transamerica Growth Opportunities           $1,182,680   $  258,320   $    6,590
TA IDEX Transamerica Money Market                   $  154,605   $  (76,127)  $    9,242
TA IDEX Transamerica Small/Mid Cap Value            $1,419,379   $  555,925   $  295,318
TA IDEX Transamerica Value Balanced                 $  203,681   $    6,702   $   74,652


Each of the sub-advisers also serves as investment adviser or sub-adviser to other funds and/or private accounts that may have investment objectives identical or similar to that of the funds. Securities frequently meet the investment objectives of one or all of these funds, the other funds and the private accounts. In such cases, a sub-adviser's decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amounts available for investment by each fund or account, the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Another factor considered in the investment recommendations is other investments which each fund or account presently has in a particular industry.

It is possible that at times identical securities will be held by more than one fund or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the funds or private accounts served by a sub-adviser seeks to acquire or sell the same security at about the same time, either the price obtained by the funds or the amount of securities that may be purchased or sold by a fund at one time may be adversely affected. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the funds. In the event more than one fund or account purchases or sells the same security on a given date, the purchase and sale transactions are allocated among the fund(s), the other funds and the private accounts in a manner believed by the sub-advisers to be equitable to each.

BOARD REVIEW AND APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS

The Advisory Agreement and each agreement between TFAI and a sub-adviser (each a "Sub-Advisory Agreement" and collectively the "Sub-Advisory Agreements") were last approved by the Board of Trustees (including a majority of trustees who are not parties to the Advisory Agreement or interested persons, as defined by the 1940 Act, of any such party ("Independent Trustees")) at meetings held on October 5 and 6, 2004.

In connection with its deliberations relating to the approval of the Advisory Agreement and each Sub-Advisory Agreement, the Board of Trustees, including the Independent Trustees, considered information that had been provided by TFAI and the sub-advisers to the funds that engage them. In considering the Advisory Agreement and Sub-Advisory Agreements, the Board of Trustees considered a number of factors they believed to be relevant. The factors considered by the Board of Trustees in reviewing the Advisory Agreement included, but were not limited to, the following: (1) the nature, extent, and quality of the services to be provided by the investment adviser; (2) the investment performance of the fund and the investment adviser; (3) the costs of the services to be provided and profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale for the benefit of fund investors.

In considering the Advisory Agreement, the Board of Trustees, including the Independent Trustees, did not identity any single factor as all-important or controlling. However, the Independent Trustees indicated that, generally, they initially scrutinized the performance of each fund, including performance in relation to a peer group of funds and in relation to a benchmark index or a combination of indexes, and the fees paid by the fund. With respect to funds that had relatively poor performance in relation to a peer group of funds, the Independent Trustee considered the reasons given by management and the actions undertaken, or contemplated, by management to improve such performance.

The factors considered by the Board of Trustees in reviewing the Sub-Advisory Agreements included, but were not limited to, the following: (1) the nature, extent, and quality of the services to be provided by the investment adviser;
(2) the investment performance of the fund and the investment adviser; (3) the costs of the services to be provided and profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and
(5) whether fee levels reflect these economies of scale for the benefit of fund investors.

In reviewing the terms of each Advisory Agreement and each Sub-Advisory Agreement and in discussions with the Investment Adviser concerning the Advisory Agreement and Sub-Advisory Agreement, the Independent Trustee were represented by independent legal counsel. Based upon its review, the Board of Trustees determined that the Advisory Agreement and the Sub-Advisory Agreement are in the best interests of the funds and their shareholders and that the Advisory and Sub-Advisory fees are fair and reasonable. Accordingly, after consideration of the factors described above, and such other factors and information it considered relevant, the Board of Trustees, including the unanimous vote of the Independent Trustees, approved the Advisory Agreements and Sub-Advisory Agreements.

PORTFOLIO CONSTRUCTION CONSULTANT


Morningstar Associates, LLC ("Morningstar Associates") located at 225 West Wacker Dr., Chicago, IL 60606, serves as a portfolio construction consultant and, as such, makes asset allocation and fund selection recommendations for the TA IDEX Asset Allocation - Conservative Portfolio, TA IDEX Asset Allocation - Growth Portfolio, TA IDEX Asset Allocation - Moderate Portfolio and TA IDEX Asset Allocation - Moderate Growth Portfolio while consulting with the TFAI Investment Committee. For the fiscal years ending October 31, 2004, 2003 and 2002, TFAI paid Morningstar Associates the following amounts: $1,416,197, $365,269 and $110,167, respectively. Effective March 23, 2004, TFAI compensates Morningstar Associates, LLC 0.10% of the first $1 billion of average daily net assets of the Asset Allocation portfolios, 0.07% of the next $500 million of average daily net assets, and 0.05% of the portfolios' average daily net assets over $1.5 billion.

                                   DISTRIBUTOR

Effective March 1, 2001, Transamerica IDEX entered into an Underwriting Agreement with AFSG Securities Corporation ("AFSG"), located at 4333 Edgewood Rd. NE, Cedar Rapids, Iowa 52494 to act as the principal underwriter of the shares of the funds. (Prior to this date, InterSecurities, Inc. ("ISI"), located at 570 Carillon Parkway, St. Petersburg, Florida 33716 served as the principal underwriter.) The Underwriting Agreement will continue from year to year so long as its continuance is approved at least annually in the same manner as the investment advisory agreements discussed above. A discussion of AFSG's responsibilities and charges as principal underwriter of fund shares is set forth in the prospectus.

                             UNDERWRITING COMMISSION


                                              COMMISSIONS RECEIVED                 COMMISSIONS RETAINED
                                              FOR THE PERIOD ENDED                 FOR THE PERIOD ENDED
                                     -------------------------------------   --------------------------------
                                                   OCTOBER 31                           OCTOBER 31
                                     -------------------------------------   --------------------------------
FUND                                     2004         2003         2002         2004        2003       2002
----                                 -----------   ----------   ----------   ----------   --------   --------
TA IDEX American Century
   International                     $   211,113   $   47,000   $   43,724   $    9,469   $  1,405   $  3,418
TA IDEX American Century Large
   Company Value                     $   244,787   $   42,777   $  126,349   $    8,225   $  2,581   $ 13,315
TA IDEX Asset Allocation -
   Conservative Portfolio            $ 9,208,131   $1,175,635   $  352,531   $  459,260   $155,402   $ 40,756
TA IDEX Asset Allocation -
   Moderate Growth Portfolio         $23,921,190   $3,078,179   $  860,366   $  868,465   $432,717   $ 91,996
TA IDEX Asset Allocation -
   Moderate Portfolio                $26,583,844   $2,729,843   $  672,565   $1,083,796   $360,920   $ 68,369
TA IDEX Asset Allocation -Growth
   Portfolio                         $44,889,907   $1,263,680   $  307,311   $1,945,740   $165,440   $ 28,174
TA IDEX Clarion Real Estate
   Securities                        $   220,787   $   27,770          N/A   $    9,203   $  4,058        N/A
TA IDEX Federated Tax Exempt         $    83,307   $   61,138   $   72,497   $    5,249   $ 10,077   $ 10,178
TA IDEX Great Companies-
   America(SM)                       $   778,023   $  270,384   $  776,059   $   35,478   $ 34,970   $ 95,807
TA IDEX Great Companies --
   Technology(SM)                    $   137,159   $   39,665   $  113,938   $    6,027   $  5,278   $ 15,583
TA IDEX Janus Growth                 $ 1,518,782   $1,125,486   $1,716,593   $  114,409   $125,912   $224,568
TA IDEX Jennison Growth              $   198,730   $   70,022   $  389,554   $    6,957   $  5,324   $ 40,335
TA IDEX Marsico Growth               $   364,146   $   64,311   $  110,186   $   10,765   $  8,441   $  8,450
TA IDEX PIMCO Real Return TIPS (2)   $   404,692   $   12,182          N/A   $   19,410   $  2,060        N/A
TA IDEX PIMCO Total Return           $   248,014   $  247,636   $  132,319   $   13,171   $ 26,821   $ 15,928
TA IDEX Salomon All Cap              $ 1,431,014   $  259,938   $1,055,062   $   48,341   $ 25,176   $116,815
TA IDEX Salomon Investors Value      $   181,432   $   55,240   $  105,926   $    7,742   $  2,718   $ 11,051
TA IDEX T. Rowe Price Small Cap      $   204,615   $   54,701   $   80,883   $    7,145   $  3,148   $  1,282
TA IDEX T. Rowe Price Tax-
   Efficient Growth                  $   162,041   $   41,961   $   77,489   $    6,756   $  4,806   $ 11,182
TA IDEX T.Rowe Price
   Health Sciences                   $   222,672   $   24,272   $   10,755   $    7,485   $  3,510   $  9,795
TA IDEX Templeton Great Companies
   Global                            $   442,256   $   22,327   $   69,555   $   22,374   $  3,273   $ 10,029
TA IDEX Transamerica Balanced        $   618,806   $  348,953   $  592,657   $   23,915   $ 37,187   $ 62,452
TA IDEX Transamerica
   Conservative High-Yield Bond      $   626,505   $  286,578   $  215,148   $   15,769   $  8,824   $ 30,333

TA IDEX Transamerica Convertible
   Securities                        $   191,582   $   34,730   $   36,161   $    4,817   $  5,126   $  5,956
TA IDEX Transamerica Equity          $   386,988   $   27,797   $   33,436   $   13,428   $  4,103   $  4,608
TA IDEX Transamerica Flexible
   Income                            $   338,553   $  305,116   $  277,579   $   10,622   $ 30,950   $ 37,094
TA IDEX Transamerica Growth
   Opportunities                     $   551,401   $   76,803   $   40,731   $   27,436   $  8,609   $  4,673
TA IDEX Transamerica Money
   Market(1)                         $   484,309   $   22,095   $   34,104   $       --   $ (2,505)  $ (3,857)
TA IDEX Transamerica Small/Mid Cap
   Value                             $   717,768   $  125,363   $  451,219   $   30,690   $ 10,542   $ 55,524
TA IDEX Transamerica Value
   Balanced                          $   210,615   $   55,214   $   77,208   $   10,752   $  5,380   $  7,788

For the Period Ended October 31, 2004:


                                     NET UNDERWRITING   COMPENSATION ON
                                       DISCOUNTS AND     REDEMPTIONS &     BROKERAGE        OTHER
                                        COMMISSIONS       REPURCHASES     COMMISSIONS   COMPENSATION
                                     ----------------   ---------------   -----------   ------------
TA IDEX American Century
   International                        $    9,469          $ 70,479          $--        $  367,648
TA IDEX American Century Large
   Company Value                        $    8,225          $ 53,791          $--        $  201,836
TA IDEX Asset Allocation-
   Conservative Portfolio               $  459,260          $480,756          $--        $  921,228
TA IDEX Asset Allocation-Growth
   Portfolio                            $  868,465          $485,925          $--        $1,787,063
TA IDEX Asset Allocation-Moderate
   Growth Portfolio                     $1,945,740          $959,406          $--        $3,272,689
TA IDEX Asset Allocation-Moderate
   Portfolio                            $1,083,796          $860,745          $--        $2,464,534
TA IDEX Clarion Real Estate
   Securities                           $    9,203          $ 11,660          $--        $  144,616
TA IDEX Federated Tax Exempt            $  ..5,249          $ 46,896          $--        $  116,257
TA IDEX Great Companies -
   America(SM)                          $   35,478          $193,525          $--        $  641,929
TA IDEX Great Companies -
   Technology(SM)                       $    6,027          $ 23,744          $--        $  178,475
TA IDEX Janus Growth                    $  114,409          $497,710          $--        $2,319,446
TA IDEX Jennison Growth                 $    6,957          $116,245          $--        $  341,144
TA IDEX Marsico Growth                  $   10,765          $ 63,101          $--        $  222,503
TA IDEX PIMCO Real Return
   TIPS                                 $   19,410          $ 25,603          $--        $  321,334
TA IDEX PIMCO Total Return              $   13,171          $156,411          $--        $  370,588
TA IDEX Salomon All Cap                 $   48,310          $464,826          $--        $1,767,699
TA IDEX Salomon Investors Value         $    7,742          $ 55,300          $--        $  537,332
TA IDEX T. Rowe Price Health
   Sciences                             $    7,485          $ 12,407          $--        $  154,610
TA IDEX T. Rowe Price Small Cap         $    7,145          $ 32,507          $--        $  244,788
TA IDEX T. Rowe Price Tax-
   Efficient Growth                     $    6,756          $ 46,895          $--        $  132,011
TA IDEX Templeton Great Companies
   Global                               $   22,374          $266,936          $--        $1,258,072
TA IDEX Transamerica Balanced           $   23,915          $565,755          $--        $1,509,044
TA IDEX Transamerica Conservative
   High-Yield Bond                      $   15,769          $246,595          $--        $  849,599
TA IDEX Transamerica Convertible
   Securities                           $    4,817          $ 42,180          $--        $  281,056

TA IDEX Transamerica Equity             $   13,428          $ 46,092          $--        $  252,986
TA IDEX Transamerica Flexible
   Income                               $   10,622          $262,291          $--        $  590,888
TA IDEX Transamerica Growth
   Opportunities                        $   27,436          $159,407          $--        $  683,241
TA IDEX Transamerica Money
   Market (1)                           $       --          $372,940          $--        $  295,983
TA IDEX Transamerica Small/Mid Cap
   Value                                $   30,690          $104,475          $--        $  633,183
TA IDEX Transamerica Value
   Balanced                             $   10,752          $ 38,196          $--        $  181,324

----------
(1) AFSG Securities Corp. ("AFSG"), the fund's distributor, has determined to voluntarily waive all or a portion of the distribution and service (12b-1) fees payable with respect to the fund's Class B, C and M shares. The waiver by AFSG is temporary and may be revised or terminated at any time.

                             ADMINISTRATIVE SERVICES

TFAI is responsible for the supervision all of the administrative functions, providing office space, and paying its allocable portion of the salaries, fees and expenses of all fund officers and of those trustees who are affiliated with TFAI. The costs and expenses, including legal and accounting fees, filing fees and printing costs in connection with the formation of a fund and the preparation and filing of a fund's initial registration statements under the 1933 Act and 1940 Act are also paid by the adviser. Transamerica IDEX has entered into an Administrative Services Agreement ("Administrative Agreement") with Transamerica Fund Services, Inc. ("TFS) on behalf of each fund. Under the Administrative Agreement, TFS carries out and supervises all of the administrative functions of the funds and incurs expenses payable by Transamerica IDEX related to such functions. Effective January 1, 2005, the fund entered into an agreement wherein each fund would pay 0.02% of its daily net assets for such administrative services. From July 1, 2002 to December 31, 2004 the administrator received 0.015% of a fund's daily net assets subject to a minimum fee calculated at $35,000 times the weighted average number of funds. Prior to July 1, 2002 the basis for payment of administrative fees was advisory fees less reimbursements and subadviser compensation.

The administrative duties of TFS with respect to each fund include: providing the fund with office space, telephones, office equipment and supplies; paying the compensation of the fund's officers for services rendered as such; supervising and assisting in preparation of annual and semi-annual reports to shareholders, notices of dividends, capital gain distributions and tax information; supervising compliance by the fund with the recordkeeping requirements under the 1940 Act and regulations thereunder and with the state regulatory requirements; maintaining books and records of the fund (other than those maintained by the fund's custodian and transfer agent); preparing and filing tax returns and reports; monitoring and supervising relationships with the fund's custodian and transfer agent; monitoring the qualifications of tax deferred retirement plans providing for investment in shares of each fund; authorizing expenditures and approving bills for payment on behalf of each fund; and providing executive, clerical and secretarial help needed to carry out its duties.

The Funds paid the following administrative expenses for the fiscal years ended October 31, 2004, 2003, and 2002.

                              ADMINISTRATIVE FEES*


FUND                                                     2004       2003      2002
----                                                   --------   -------   -------
TA IDEX American Century International                 $ 35,436   $35,430   $10,999
TA IDEX American Century Large Company Value           $ 16,988   $31,300   $ 9,833
TA IDEX Asset Allocation - Conservative Portfolio      $ 50,244   $37,115   $11,009
TA IDEX Asset Allocation - Growth Portfolio            $ 77,938   $37,415   $10,999
TA IDEX Asset Allocation - Moderate Growth Portfolio   $148,272   $37,475   $11,169
TA IDEX Asset Allocation - Moderate Portfolio          $117,483   $38,095   $10,109
TA IDEX Clarion Real Estate Securities                 $ 20,100   $22,300       N/A
TA IDEX Federated Tax Exempt                           $ 11,776   $37,415   $10,999
TA IDEX Great Companies-- America(SM)                  $ 23,884   $30,850   $ 9,608
TA IDEX Great Companies-- Technology(SM)               $ 21,693   $28,450   $ 9,608
TA IDEX Janus Growth                                   $160,197   $32,500   $ 9,733
TA IDEX Jennison Growth                                $ 16,818   $30,600   $ 9,333
TA IDEX Marsico Growth                                 $ 14,590   $32,500   $ 9,533
TA IDEX PIMCO Real Return TIPS                         $ 42,159   $28,115       N/A
TA IDEX PIMCO Total Return                             $ 21,719   $36,055   $11,999

TA IDEX Salomon All Cap                                $ 89,314   $31,300   $ 9,333
TA IDEX Salomon Investors Value                        $ 56,971   $31,800   $ 9,333
TA IDEX T. Rowe Price Health Sciences                  $ 22,412   $31,300   $ 9,333
TA IDEX T. Rowe Price Small Cap                        $ 24,489   $32,080   $10,499
TA IDEX T. Rowe Price Tax-Efficient Growth             $ 11,553   $36,250   $ 9,833
TA IDEX Templeton Great Companies Global               $ 57,283   $33,648   $ 9,333
TA IDEX Transamerica Balanced                          $ 47,495   $39,850   $11,019
TA IDEX Transamerica Conservative High-Yield Bond      $ 53,757   $31,800   $ 9,333
TA IDEX Transamerica Convertible Securities            $ 31,106   $32,375   $10,999
TA IDEX Transamerica Equity                            $ 25,137   $36,365   $ 9,758
TA IDEX Transamerica Flexible Income                   $ 26,301   $30,300   $10,333
TA IDEX Transamerica Growth Opportunities              $ 43,641   $35,705   $ 9,833
TA IDEX Transamerica Money Market                      $ 31,245   $31,275   $10,999
TA IDEX Transamerica Small/Mid Cap Value               $ 49,592   $33,300   $ 9,457
TA IDEX Transamerica Value Balanced                    $ 15,212   $38,185   $ 8,833


                 CUSTODIAN, TRANSFER AGENT AND OTHER AFFILIATES

Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, 16th Floor, Boston, Massachusetts 02116, is custodian for Transamerica IDEX. The custodian is not responsible for any of the investment policies or decisions of a fund, but holds its assets in safekeeping, and collects and remits the income thereon subject to the instructions of the funds.

Transamerica Fund Services, Inc. ("TFS"), 570 Carillon Parkway, St. Petersburg, Florida 33716, also is the transfer agent for each fund, withholding agent and dividend disbursing agent. TFS is a wholly-owned subsidiary of AUSA Holding Company and thus is an affiliate of TFAI. Each fund pays the transfer agent an annual per-account charge of $19.60 for each Open Account and $1.50 for each Closed Account. There is no new account charge.

Transaction requests should be mailed to Transamerica IDEX Mutual Funds, P.O. Box 219945, Kansas City, MO 64121-9945 or Transamerica IDEX Mutual Funds, 330 W. 9th Street, Kansas City, MO 65105 (for overnight mail).

IBT is a provider of data processing and recordkeeping services for the Transamerica IDEX transfer agent. Each fund may use another affiliate of IBT as introducing broker for certain portfolio transactions as a means to reduce expenses through a credit against transfer agency fees with regard to commissions earned by such affiliate. (See "Fund Transactions and Brokerage.") There were no brokerage credits received for the periods ended October 31, 2004, 2003, and 2002.

                              TRANSFER AGENCY FEES


                                                        FEES AND EXPENSES NET OF BROKERAGE
                                                           CREDITS FOR THE PERIOD ENDED
                                                       ------------------------------------
                                                                    OCTOBER 31
FUND                                                      2004         2003         2002
----                                                   ----------   ----------   ----------
TA IDEX American Century International                 $  207,738   $  281,663   $  105,415
TA IDEX American Century Large Company Value           $  118,857   $  176,820   $  170,275
TA IDEX Asset Allocation - Conservative Portfolio      $  261,305   $  191,895   $   31,660
TA IDEX Asset Allocation - Growth Portfolio            $  772,677   $  278,025   $   44,955
TA IDEX Asset Allocation - Moderate Growth Portfolio   $1,310,961   $  590,435   $   88,355
TA IDEX Asset Allocation - Moderate Portfolio          $  839,210   $  452,160   $   63,015
TA IDEX Clarion Real Estate Securities                 $   19,755   $   33,500          N/A
TA IDEX Federated Tax Exempt                           $   38,580   $   70,200   $   52,300
TA IDEX Great Companies-- America(SM)                  $  385,899   $  466,206   $  468,395
TA IDEX Great Companies-- Technology(SM)               $  109,286   $  143,316   $  160,715
TA IDEX Janus Growth                                   $4,054,492   $4,628,337   $5,695,590
TA IDEX Jennison Growth                                $  238,433   $  315,824   $  366,115
TA IDEX Marsico Growth                                 $  125,758   $  146,115   $  155,875
TA IDEX PIMCO Real Return TIPS                         $   13,469   $   33,930          N/A
TA IDEX PIMCO Total Return                             $  108,381   $  172,960   $   48,050
TA IDEX Salomon All Cap                                $  864,861   $1,159,079   $1,374,870
TA IDEX Salomon Investors Value                        $  133,664   $  181,175   $  208,345
TA IDEX T. Rowe Price Health Sciences                  $   28,101   $   30,640   $   16,915
TA IDEX T. Rowe Price Small Cap                        $  135,077   $  167,395   $  204,535

TA IDEX T. Rowe Price Tax-Efficient Growth             $   94,638   $  127,160   $  152,830
TA IDEX Templeton Great Companies Global               $1,471,960   $2,216,789   $2,807,115
TA IDEX Transamerica Balanced                          $  783,812   $1,130,216   $1,208,085
TA IDEX Transamerica Conservative High-Yield Bond      $  188,665   $  250,467   $  234,885
TA IDEX Transamerica Convertible Securities            $   21,419   $   31,230   $   11,315
TA IDEX Transamerica Equity                            $  455,369   $   60,715   $   62,130
TA IDEX Transamerica Flexible Income                   $  224,543   $  355,847   $  246,840
TA IDEX Transamerica Growth Opportunities              $1,047,061   $  905,240   $  100,515
TA IDEX Transamerica Money Market                      $  605,240   $  708,310   $  405,495
TA IDEX Transamerica Small/Mid Cap Value               $  254,598   $  312,415   $  256,800
TA IDEX Transamerica Value Balanced                    $  195,426   $  151,830   $  195,590



----------

                         FUND TRANSACTIONS AND BROKERAGE

Decisions as to the assignment of fund business for each of the funds and negotiation of commission rates are made by a fund's sub-adviser, whose policy is to obtain the "best execution" (prompt and reliable execution at the most favorable security price) of all fund transactions. The Investment Advisory Agreement and Investment Counsel Agreement/Sub-Advisory Agreement for each fund specifically provide that in placing portfolio transactions for a fund, the fund's sub-adviser may agree to pay brokerage commissions for effecting a securities transaction in an amount higher than another broker or dealer would have charged for effecting that transaction as authorized, under certain circumstances, by the Securities Exchange Act of 1934, as amended (the "1934 Act").

In selecting brokers and dealers and in negotiating commissions, a fund's sub-adviser may consider a number of factors, including but not limited to:

     The sub-adviser's knowledge of currently available negotiated commission rates or prices of securities and other current transaction costs;

     The nature of the security being traded;

     The size and type of the transaction;

     The nature and character of the markets for the security to be purchased or sold;

     The desired timing of the trade;

     The activity existing and expected in the market for the particular security;

     The quality of the execution, clearance and settlement services;

     Financial stability;

     The existence of actual or apparent operational problems of any broker or dealer; and

     Research products and services provided.

In recognition of the value of the foregoing factors, the sub-adviser may place portfolio transactions with a broker with whom it has negotiated a commission that is in excess of the commission another broker would have charged for effecting that transaction. This is done if the sub-adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by such broker viewed in terms of either that particular transaction or of the overall responsibilities of the sub-adviser. Research provided may include:

     Furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities;

     Furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy;

     Access to research analysts, corporate management personnel, industry experts, economists and government officials; and

     Comparative performance evaluation and technical measurement services and quotation services, and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver process or otherwise utilize information, including the research described above) that assist the sub-adviser in carrying out its responsibilities.

Most of the brokers and dealers used by the funds' sub-advisers provide research and other services described above.

A sub-adviser may use research products and services in servicing other accounts in addition to the funds. If a sub-adviser determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, a sub-adviser may allocate the costs of such service or product accordingly. The portion of the product or service that a sub-adviser determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may be a conflict of interest for a sub-adviser.

When a fund purchases or sells a security in the over-the-counter market, the transaction takes place directly with a principal market-maker without the use of a broker, except in those circumstances where better prices and executions will be achieved through the use of a broker.

A sub-adviser may place transactions for the purchase or sale of portfolio securities with affiliates of TFAI, AFSG or the sub-adviser, including InterSecurities, Inc., AEGON USA Securities, Inc. or DST Securities, Inc. A sub-adviser may place transactions if it reasonably believes that the quality of the transaction and the associated commission are fair and reasonable, and if overall the associated transaction costs, net of any credits described above under "Custodian, Transfer Agent and Other Affiliates," are lower than those that would otherwise be incurred. Under rules adopted by the SEC, Transamerica IDEX's Board of Trustees will conduct periodic compliance reviews of such brokerage allocations and review certain procedures adopted by the Board of Trustees to ensure compliance with these rules and to determine their continued appropriateness.

As of October 31, 2004, TA IDEX Janus Growth, TA IDEX Templeton Great Companies Global, IDEX Transamerica Value Balanced, TA IDEX Jennison Growth, TA IDEX Marisco Growth, TA IDEX T. Rowe Price Tax -Efficient Growth, TA IDEX American Century Large Company Value and TA IDEX Great Companies America owned $19,401, $5,678, $701, $191, $2,888, $788, $8,359, and $6,199 (all amounts in thousands), respectively, of the common stock of Citigroup, Inc. , which is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from those funds during the fiscal year ended October 31, 2004.

As of October 31, 2004, TA IDEX Salomon Investors Value, TA IDEX Salomon All Cap, TA IDEX American Century Large Company Value and TA IDEX T. Rowe Price Health Sciences owned $4,389, $5,109, $2,442 and $957 (all amounts in thousands), respectively, of the common stock of Morgan Stanley & Company, Inc., which is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from those funds during the fiscal year ended October 31, 2004.

As of October 31, 2004, TA IDEX Transamerica Conservative HY Bond owned $980 (all amounts in thousands) of corporate debt securities of Morgan Stanley & Company, Inc., which is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from those funds during the fiscal year ended October 31, 2004.

As of October 31, 2004, TA IDEX PIMCO Total Return owned $157 (in thousands) of mortgage backed securities of Morgan Stanley & Company, Inc., which is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from those funds during the fiscal year ended October 31, 2004.

As of October 31, 2004, TA IDEX Transamerica Convertible Securities owned $5,933 (in thousands) of convertible bonds of Morgan Stanley & Company, Inc., which is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from those funds during the fiscal year ended October 31, 2004.

As of October 31, 2004, TA IDEX Templeton Great Companies Global, TA IDEX Jennison Growth, TA IDEX Salomon Investors Value, TA IDEX Salomon All Cap, TA IDEX Marisco Growth, TA IDEX American Century Large Company Value and TA IDEX Great Companies America owned $6,554, $1,904, $7,514, $7,767, $1,475, $2,611 and
$4,024 (all amounts in thousands), respectively, of the common stock of Merrill Lynch & Company, Inc., which is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from those funds during the fiscal year ended October 31, 2004.

As of October 31, 2004, TA IDEX Transamerica Balanced, TA IDEX Transamerica Value Balanced and TA IDEX PIMCO Total Return owned $2,000, $632 and $1, (all amounts in thousands), respectively, of corporate debt securities of Merrill Lynch & Company, Inc., which is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from those funds during the fiscal year ended October 31, 2004.

As of October 31, 2004, TA IDEX PIMCO Real Return TIPS owned $263 (in thousands) of mortgage backed securities of Merrill Lynch & Company, Inc., which is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from those funds during the fiscal year ended October 31, 2004.

As of October 31, 2004 TA IDEX Transamerica Money Market owned $11,568 (in thousands) of commercial paper of Merrill Lynch & Company, Inc., which is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from those funds during the fiscal year ended October 31, 2004.

As of October 31, 2004, TA IDEX Templeton Great Companies Global, TA IDEX Jennison Growth, TA IDEX Salomon Investors Value, TA IDEX Marisco Growth and TA IDEX Great Companies America owned $4,220, $1,151, $4,958, $1,205, $2,656 (all amounts in thousands), respectively, of the common stock of Goldman Sachs Group, Inc., which is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from those funds during the fiscal year ended October 31, 2004.

As of October 31, 2004, TA IDEX Transamerica Conservative HY Bond and TA IDEX Transamerica Flexible Income owned $1,015 and $2,013 (all amounts in thousands), respectively, of corporate debt securities of Goldman Sachs Group, Inc., which is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from those funds during the fiscal year ended October 31, 2004.

As of October 31, 2004, TA IDEX Transamerica Money Market owned $11,723 (in thousands) of commercial paper of Goldman Sachs Group, Inc., which is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from those funds during the fiscal year ended October 31, 2004.

As of October 31, 2004, TA IDEX Transamerica Value Balanced owned $138 (all amounts in thousands) of corporate debt securities of Credit Suisse First Boston, which is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from those funds during the fiscal year ended October 31, 2004.

As of October 31, 2004, TA IDEX PIMCO Total Return owned $489 (all amounts in thousands) of mortgage backed securities of Credit Suisse First Boston, which is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from those funds during the fiscal year ended October 31, 2004.

As of October 31, 2004, TA IDEX Salomon All Cap, TA IDEX Jennison Growth, TA Salomon Investors Value and American Century Large Company Value owned $11,171, $2,590, $5,346 and $3,092 (all amounts in thousands), respectively, of the common stock of JP Morgan Chase & Company, Inc., which is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from those funds during the fiscal year ended October 31, 2004.

As of October 31, 2004, TA IDEX Great Companies America owned $3,253 (all amounts in thousands) of the common stock of Lehman Brothers, Inc., which is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from those funds during the fiscal year ended October 31, 2004.

As of October 31, 2004, TA IDEX Transamerica Convertible Securities owned $2,365 (all amounts in thousands) of convertible bonds of Lehman Brothers, Inc., which is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from those funds during the fiscal year ended October 31, 2004.

As of October 31, 2004, TA IDEX PIMCO Total Return owned $902 (all amounts in thousands) of mortgage backed securities of Bear Stearns & Company, which is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from those funds during the fiscal year ended October 31, 2004.

As of October 31, 2004, TA IDEX Templeton Value Balanced, TA IDEX Jennison Growth, TA IDEX Salomon Investors Value and TA IDEX American Century Large Company Value owned $4,405, $1,236, $13,804, and $5,984 (all amounts in thousands), respectively, of the common stock of Bank of America Corporation, which is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from those funds during the fiscal year ended October 31, 2004.

As of October 31, 2004, TA IDEX PIMCO Total Return owned $119 (in thousands) of mortgage backed securities of Bank of America Corporation, which is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from those funds during the fiscal year ended October 31, 2004.

As of October 31, 2004, TA IDEX Transamerica Convertible Securities $4,345 (in thousands) of convertible bonds of Bank of America Corporation, which is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from those funds during the fiscal year ended October 31, 2004.

As of October 31, 2004, TA IDEX Transamerica Money Market and TA IDEX PIMCO Real Return TIPS owned $2,800 and $7,086 (all amounts in thousands), respectively, of certificates of deposit of Bank of America Corporation, which is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from those funds during the fiscal year ended October 31, 2004.

As of October 31, 2004, TA IDEX Transamerica Money Market owned $2,893 (in thousands) of commercial paper of Bank of America Corporation, which is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from those funds during the fiscal year ended October 31, 2004.

DIRECTED BROKERAGE

A sub-adviser to a fund, to the extent consistent with the best execution and with TFAI's usual commission rate policies and practices, may place portfolio transactions of the fund with broker/dealers with which the fund has established a Directed Brokerage Program. A Directed Brokerage Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the fund's portfolio transactions to the payment of operating expenses that would otherwise be borne by the fund. These commissions are not used promoting or selling fund shares or otherwise related to the distribution of fund shares.

                                                       BROKERAGE COMMISSIONS
------------------------------------------------------------------------------------------------------------------------------------
    BROKERAGE
COMMISSIONS PAID                           TA IDEX            TA IDEX            TA IDEX            TA IDEX            TA IDEX
   (INCLUDING           TA IDEX       AMERICAN CENTURY   ASSET ALLOCATION   ASSET ALLOCATION   ASSET ALLOCATION   ASSET ALLOCATION -
   AFFILIATED      AMERICAN CENTURY     LARGE COMPANY     - CONSERVATIVE        - GROWTH          - MODERATE           MODERATE
   BROKERAGE)        INTERNATIONAL        VALUE (1)          PORTFOLIO          PORTFOLIO      GROWTH PORTFOLIO       PORTFOLIO
----------------   ----------------   ----------------   ----------------   ----------------   ----------------   ------------------
October 31, 2004      $1,020,329           $97,047              N/A                N/A                N/A                N/A
October 31, 2003      $  537,878           $94,692              N/A                N/A                N/A                N/A
October 31, 2002      $  129,525           $97,966              N/A                N/A                N/A                N/A
AFFILIATED
BROKERAGE PAID
October 31, 2004      $        0           $     0              N/A                N/A                N/A                N/A
October 31, 2003      $   17,311           $     2              N/A                N/A                N/A                N/A
October 31, 2002      $    1,579           $    61              N/A                N/A                N/A                N/A

    BROKERAGE
COMMISSIONS PAID
   (INCLUDING            TA IDEX            TA IDEX      TA IDEX GREAT   TA IDEX GREAT
   AFFILIATED      CLARION REAL ESTATE   FEDERATED TAX    COMPANIES -      COMPANIES -    TA IDEX JANUSTA   IDEX JENNISON
   BROKERAGE)           SECURITIES          EXEMPT         AMERICA(SM)   TECHNOLOGY(SM)        GROWTH           GROWTH
----------------   -------------------   -------------   -------------   --------------   ---------------   -------------
October 31, 2004         $263,317             N/A          $ 65,027         $131,753         $1,387,343        $215,796
October 31, 2003         $194,883             N/A          $165,530         $104,653         $1,648,358        $378,404
October 31, 2002              N/A             N/A          $124,680         $ 47,582         $3,087,674        $425,472
AFFILIATED
BROKERAGE PAID
October 31, 2004         $      0             N/A          $      0         $      0         $       0         $      0
October 31, 2003         $      0             N/A          $      0         $      0         $       0         $    235
October 31, 2002              N/A             N/A          $      0         $      0         $       0         $      0

    BROKERAGE
COMMISSIONS PAID
   (INCLUDING                                                                                                   TA IDEX
    AFFILIATED         TA IDEX        TA IDEX PIMCO     TA IDEX PIMCO       TA IDEX       TA IDEX SALOMON     T.ROWE PRICE
    BROKERAGE)     MARSICO GROWTH   NREAL RETURN TIPS    TOTAL RETURN   SALOMON ALL CAP   INVESTORS VALUE   HEALTH SCIENCES
----------------   --------------   -----------------   -------------   ---------------   ---------------   ---------------
October 31, 2004      $137,057            $1,286            $  118         $1,060,995         $655,297          $307,128
October 31, 2003      $173,100            $   64            $  525         $  661,448         $368,613          $ 95,604
October 31, 2002      $ 33,647               N/A            $1,365         $1,644,080         $233,043          $  9,036
AFFILIATED
BROKERAGE PAID
October 31, 2004      $      0            $    0            $    0         $        0         $      0          $      0
October 31, 2003      $    247            $    0            $    0         $   10,100         $ 20,550          $      0
October 31, 2002      $    704               N/A            $    0         $   20,607         $  5,847          $      0

BROKERAGE                                                                                             TA IDEX         TA IDEX
COMMISSIONS PAID                                   TA IDEX       TA IDEX TAMPLETON     TA IDEX      TRANSAMERICA   TRANSAMERICA
(INCLUDING AFFILIATED  TA IDEX T. ROWE PRICE  T. ROWE PRICE TAX   GREAT COMPANIES   TRANSAMERICA    CONSERVATIVE    CONVERTABLE
BROKERAGE)                   SMALL CAP         EFFICIENT GROWTH        GLOBAL          BALANCED   HIGH-YEILD BOND   SECURITIES
---------------------  ---------------------  -----------------  -----------------  ------------  ---------------  ------------
October 31, 2004              $146,535             $ 2,434          $1,067,791       $  318,998         $  0         $ 54,792
October 31, 2003              $ 97,569             $26,905          $   64,702       $  326,630         $410         $ 60,148
October 31, 2002              $ 37,993             $50,664          $   30,672       $1,107,269         $  0         $117,629

AFFILIATED BROKERAGE
PAID
October 31, 2004              $      0             $     0          $        0       $        0         $  0         $      0
October 31, 2003              $      0             $     0          $        0       $        0         $  0         $      0
October 31, 2002              $      0             $     0          $        0       $        0         $  0         $      0

BROKERAGE                                                       TA IDEX                      TA IDEX
COMMISSIONS PAID                               TA IDEX        TRANSAMERICA     TA IDEX     TRANSAMERICA     TA IDEX
(INCLUDING AFFILIATED        TA IDEX          TRANSAMERICA       GROWTH     TRANSAMERICA  SMALL/MID CAP   TRANSAMERICA
BROKERAGE)             TRANSAMERICA EQUITY  FLEXIBLE INCOME  OPPORTUNITIES  MONEY MARKET      VALUE      VALUE BALANCED
---------------------  -------------------  ---------------  -------------  ------------  -------------  --------------
October 31, 2004             $222,593          $      480       $479,466         N/A        $1,302,881       $62,524
October 31, 2003             $126,623          $    1,153       $393,042         N/A        $  822,570       $20,519
October 31, 2002             $ 48,471          $1,711,623       $ 40,842         N/A        $  437,414       $62,092

AFFILIATED BROKERAGE
PAID
October 31, 2004             $      0          $        0       $      0         N/A        $        0       $     0
October 31, 2003             $      0          $        0       $      0         N/A        $        0       $     0
October 31, 2002             $      0          $        0       $      0         N/A        $        0       $     0

The following table provides brokerage commissions that were directed to brokers for brokerage and research services provided during the fiscal year ended October 31, 2004.

 TA IDEX AMERICAN CENTURY     TA IDEX AMERICAN CENTURY     TA IDEX ASSET ALLOCATION   TA IDEX ASSET ALLOCATION -
       INTERNATIONAL             LARGE COMPANY VALUE       - CONSERVATIVE PORTFOLIO        GROWTH PORTFOLIO
--------------------------   ---------------------------   ------------------------   --------------------------
            $0                           $0                           $0                          $0

TA IDEX ASSET ALLOCATION -   TA IDEX ASSET ALLOCATION -      TA IDEX CLARION REAL        TA IDEX FEDERATED TAX
 MODERATE GROWTH PORTFOLIO       MODERATE PORTFOLIO            ESTATE SECURITIES                EXEMPT
--------------------------   ---------------------------   ------------------------   --------------------------
            $0                           $0                         $1,582                        $0


 TA IDEX GREAT COMPANIES -    TA IDEX GREAT COMPANIES -          TA IDEX JANUS             TA IDEX JENNISON
        AMERICA(SM)                TECHNOLOGY(SM)                   GROWTH                      GROWTH
--------------------------   ---------------------------   ------------------------   --------------------------
            $0                           $0                           $0                       $88,776


                              TA IDEX PIMCO REAL RETURN       TA IDEX PIMCO TOTAL
 TA IDEX MARSICO GROWTH -               TIPS                        RETURN              TA IDEX SALOMON ALL CAP
--------------------------   ---------------------------   ------------------------   --------------------------
          $5,061                         $0                           $0                        $40,362


TA IDEX SALOMON INVESTORS       TA IDEX T. ROWE PRICE       TA IDEX T. ROWE PRICE        TA IDEX T. ROWE PRICE
           VALUE                   HEALTH SCIENCES                 SMALL CAP             TAX-EFFICIENT GROWTH
--------------------------   ---------------------------   ------------------------   --------------------------
            $0                          $915                         $605                         $0


                                                           TA IDEX TRANSAMERICA
  TA IDEX TEMPLETON GREAT        TA IDEX TRANSAMERICA          CONSERVATIVE          TA IDEX TRANSAMERICA
     COMPANIES GLOBAL                  BALANCED               HIGH-YIELD BOND       CONVERTIBLE SECURITIES
---------------------------   --------------------------   --------------------   --------------------------
            $0                            $0                        $0                       $250

                                 TA IDEX TRANSAMERICA      TA IDEX TRANSAMERICA   TA IDEX TRANSAMERICA MONEY
TA IDEX TRANSAMERICA EQUITY         FLEXIBLE INCOME        GROWTH OPPORTUNITIES             MARKET
---------------------------   --------------------------   --------------------   --------------------------
           $220                           $0                       $300                       $0

   TA IDEX TRANSAMERICA       TA IDEX TRANSAMERICA VALUE
    SMALL/MID CAP VALUE                BALANCED
---------------------------   --------------------------
          $94,821                         $0

                              TRUSTEES AND OFFICERS

The Trustees and executive officers of Transamerica IDEX are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of the shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the business affairs of each fund and the operation of Transamerica IDEX by its officers. The Board also reviews the management of each fund's assets by the investment adviser and its respective sub-adviser. The Fund Complex currently consists of Transamerica IDEX, AEGON/Transamerica Series Fund, Inc. ("ATSF"), and Transamerica Income Shares, Inc. ("TIS), and consists of 85 funds/portfolios.


Each Trustee holds office for an indefinite term until the earlier of (1) the next meeting of shareholders at which Trustees are elected and until his or her successor is elected and qualified; or (2) a Trustee resigns, is replaced or his or her term as a Trustee is terminated in accordance with the fund's by-laws. The executive officers are elected and appointed by the Trustees and hold office until they resign, are removed, or are otherwise disqualified to serve.

                                            TERM OF
                                           OFFICE AND                                             NUMBER OF
                                           LENGTH OF                                              FUNDS IN
                                              TIME           PRINCIPAL OCCUPATION(S) DURING        COMPLEX        OTHER
  NAME, ADDRESS AND AGE       POSITION      SERVED*                   PAST 5 YEARS                OVERSEEN    DIRECTORSHIPS
-------------------------   -----------   ------------   --------------------------------------   ---------   -------------
INTERESTED TRUSTEES+

Thomas P. O'Neill           Trustee       2003 -         President, AEGON Financial Services          85           N/A
1111 North Charles Street                 present        Group, Inc., Financial Institution
Baltimore, MD 21201-5574                                 Division; Director, AEGON/Transamerica
(DOB 3/11/58)                                            Series Fund, Inc. (ATSF) and
                                                         Transamerica Income Shares, Inc. (TIS)
                                                         (2003-present); Director, National
                                                         Aquarium of Baltimore

Brian C. Scott              Trustee,      2002 -         Director, President and CEO, ATSF            85           N/A
4333 Edgewood Rd. NE        President &   present        (2002-present); Director, President &
Cedar Rapids, IA 52499      CEO                          CEO, TIS (2002-present); Manager,
(DOB 9/29/43)*                                           Transamerica Investment Management,
                                                         LLC (TIM) (2002-present); President,
                                                         Director & CEO, TFAI, Transamerica
                                                         Fund Services, Inc. (TFS)
                                                         (2002-present); CEO, Transamerica
                                                         Investors, Inc. (TII) (2003-present)

INDEPENDENT TRUSTEES

Peter R. Brown              Chairman,     1986 -         Chairman & Director, ATSF                    85           N/A
11180 6th Street East       Trustee       present        (1986-present) and TIS (2000-present);
Treasure Island, FL 33706                                Chairman of the Board, Peter Brown
(DOB 5/10/28)                                            Construction Company (1963- 2000);
                                                         Rear Admiral (Ret.) U.S. Navy Reserve,
                                                         Civil Engineer Corps

Charles C. Harris           Trustee       1994 -         Director, ATSF (1986-present) and TIS        84           N/A
2840 West Bay Drive, #215                 present        (2002-present)
Belleair Bluffs, FL 33770
(DOB 1/15/30)

Russell A. Kimball, Jr.     Trustee       2002 -         Director, ATSF (2002-present) and TIS        84           N/A
1160 Gulf Boulevard                       present        (2002-present); General Manager,
Clearwater Beach,                                        Sheraton Sand Key Resort (1975 -
FL 34630  (DOB 8/17/44)                                  present)

William W. Short, Jr.       Trustee       1986 -         Director, ATSF (2000-present) and TIS        84           N/A
7882 Lantana Creek Road                   present        (2002-present); Retired CEO and
Largo, FL 33777                                          Chairman of the Board, Shorts, Inc.
(DOB 2/25/36)

Daniel Calabria             Trustee       1996 -         Director, ATSF (2001-present) and TIS        84           N/A
7068 S. Shore Drive S.                    present        (2002-present); Trustee, Florida Tax
South Pasadena, FL 33707                                 Free Funds (1993-2004)
(DOB 3/05/36)

Janice B. Case              Trustee       2002 -         Director, ATSF (2001-present) and TIS        84      Central Vermont
205 Palm Island NW                        present        (2002-present); Director, Central                    Public Service
Clearwater, FL 33767                                     Vermont Public Service Co. (Audit                    Co.;
(DOB 9/27/52)                                            Committee); Director, Western
                                                         Electricity Coordinating Council
                                                         (Chairman, Human Resources and
                                                         Compensation Committee); Senior Vice
                                                         President, Florida Power Corporation
                                                         (1996-2000)

Jack E. Zimmerman           Trustee       1986 -         Retired Director, Regional Marketing         39           N/A
6778 Rosezita Lane                        present        of Marietta Corporation & Director of
Dayton, OH 45459                                         Strategic Planning, Martin Marietta
(DOB 2/3/28)                                             Baltimore Aerospace.

Leo J. Hill                 Trustee       2002 -         Director, ATSF (2002-present) and TIS        84           N/A
2201 N. Main St.                          present        (2002-present); Owner & President,
Gainesville, FL 32609                                    Prestige Automotive Group (2001 -
(DOB 3/27/56)                                            present)

John W. Waechter            Trustee       2004 -         Director, ATSF (2004-present) & TIS          45           N/A
3913 Bayview Circle                       present        (2004-present); Executive Vice
Gulfport, FL 33707                                       President, Chief Financial Officer,
(DOB 2/25/52)                                            Chief Compliance Officer, William R.
                                                         Hough & Co. (1979-present), Treasurer
                                                         The Hough Group of Funds (1993-2004)

OFFICERS

                                                     TERM OF
                                                   OFFICE AND
                                                   LENGTH OF
                                                      TIME           PRINCIPAL OCCUPATION(S) OR
NAME, ADDRESS** AND AGE          POSITION           SERVED***       EMPLOYMENT DURING PAST 5 YEARS
-----------------------          --------          ----------       ------------------------------
John K. Carter            Senior Vice              1999 -       Sr. Vice President, General Counsel,
(DOB 4/24/61)             President, General       present      Secretary & Chief Compliance Officer,
                          Counsel, Secretary &                  ATSF, & TIS (1999-present); Director,
                          Chief Compliance Officer              Sr. Vice President General Counsel, &
                                                                Secretary, TFAI & TFS (2001-present);
                                                                Chief Compliance Officer, TFAI
                                                                (2004-present); Vice President, AFSG
                                                                Securities Corporation (AFSG)
                                                                (2001-present); Vice President,
                                                                Secretary & Chief Compliance Officer,
                                                                TII; Vice President, Transamerica
                                                                Investment Services, Inc. (TISI)
                                                                (2003-present) & TIM (2001-present)

Kim D. Day                Senior Vice President,   2002 -       Sr. Vice President, Treasurer &
(DOB 8/2/55)              Treasurer & Chief        present      Chief Financial Officer, ATSF, & TIS
                          Financial Officer                     (2003-present); Sr. Vice President &
                                                                Treasurer, TFAI & TFS (2002-present);
                                                                Director & Vice President, AFSG
                                                                (2004-present); Vice President,
                                                                TIM (2001-present); TISI &
                                                                TII (2003-present)

+    May be deemed an "interested person" (as that term is defined in the 1940
     Act) of TA IDEX because of his employment with TFAI or an affiliate of TFAI.

* Each trustee serves an indefinite term until he or she is removed, reaches mandatory retirement age, resigns or becomes incapacitated.


** The business address of each officer is 570 Carillon Parkway, St. Petersburg, FL 33716. No officer of TA IDEX, except for the Chief Compliance Officer, receives any compensation from TA IDEX.


***  Elected and serves at the pleasure of the Board of Trustees of TA IDEX.

COMMITTEES OF THE BOARD

The Trustees are responsible for major decisions relating to each fund's objective, policies and techniques. They review investment decisions, although they do not actively participate on a regular basis in making such decisions. The Board of Trustees has eight standing committees that each perform specialized functions: an Audit, Nominating, Valuation, Valuation Oversight, Governance, Contract Renewal, Compensation and Proxy Voting Committees

                                                                                               NUMBER OF
                                                                                               MEETINGS
                                                                                                  HELD
                                                                                              DURING LAST
                                                                                                 FISCAL
COMMITTEE                       FUNCTIONS                                MEMBERS                  YEAR
---------                       ---------                                -------              -----------
AUDIT        Review the financial reporting process, the      Peter Brown, Chairman; Janice        4
             system of internal control, the audit process,   Case; Charles Harris; Daniel
             and the Transamerica IDEX process for            Calabria; Leo Hill, John
             monitoring compliance with investment            Waechter & William Short, Jr.
             restrictions and applicable laws and the
             Transamerica IDEX Code of Ethics.

NOMINATING   The Nominating Committee operates under a        Peter Brown, Chairman; Daniel        2
             written charter. The Nominating Committee        Calabria; Charles Harris; &
             nominates and evaluates Independent Trustee      William Short, Jr.
             candidates. The Nominating Committee meets
             periodically, as necessary, and met twice
             during TA IDEX's most recently completed
             fiscal year. While the Nominating Committee is
             solely responsible for the selection and
             nomination of potential candidates to serve on
             the Board, the Nominating Committee may
             consider nominations from shareholders of the
             Funds. Shareholders may submit for the
             Nominating Committee's consideration,
             recommendations regarding potential nominees
             for service on the Board. Each eligible
             shareholder or shareholder group may submit no
             more than one nominee each calendar year.

             In order for the Nominating Committee to consider shareholder submissions, the following requirements, among others, must be satisfied regarding the nominee: the nominee must satisfy all qualifications provided in TA
             IDEX's organizational documents, including qualification as a possible Independent
             Director/Trustee if the nominee is to serve in that capacity; the nominee may not be the nominating shareholder, a member of the nominating shareholder group or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group; neither the nominee nor any member of the nominee's immediate family may be currently employed or employed within the year prior to the nomination by any nominating shareholder entity or entity in a nominating shareholder group; neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee's name was submitted, during the immediately preceding calendar year, or during the year when the nominee's name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group; the nominee may not be an executive officer, director/trustee or person fulfilling similar functions of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group; the nominee may not control the nominating shareholder or any member of the nominating shareholder group
             (or, in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the 1940 Act); and a shareholder or shareholder group may not submit for consideration a nominee which has previously been considered by the Nominating Committee.

             In addition, in order for the Nominating
             Committee to consider shareholder submissions, the following requirements must be satisfied regarding the shareholder or shareholder group submitting the proposed nominee: any shareholder or shareholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of a Fund's (or a series thereof) securities that are eligible to vote both at the time of submission of the nominee and at the time of the Board member election (each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination); in addition, such securities must continue to be held through the date of the meeting and the nominating shareholder or shareholder group must also bear the economic risk of the investment; and the nominating shareholder or shareholder group must also submit a certification which provides the number of shares which the person or group has (a) sole power to vote or direct the vote, (b) shared power to vote or direct the vote, (c)

                      sole power to dispose or direct the
                      disposition of such shares, and (d) shared power to dispose or direct the disposition of such shares (in addition the certification shall provide that the shares have been held continuously for at least two years).

                      In assessing the qualifications of a potential candidate for membership on the Board, the Nominating Committee may consider the candidate's potential contribution to the operation of the Board and its committees, and such other factors as it may deem relevant.

COMPENSATION          Reviews compensation arrangements for each       Janice Case; Charles Harris,    0
                      Trustee                                          Co-Chairs; Peter Brown;
                                                                       Daniel Calabria; Russell
                                                                       Kimball; Leo Hill; William
                                                                       Short, Jr.; & Jack Zimmerman

VALUATION OVERSIGHT   Oversee the process by which the funds           Leo Hill, Chairman; Charles     0
                      calculate their net asset value to verify        Harris; & William Short, Jr.
                      consistency with the funds' valuation policies
                      and procedures, industry guidance,
                      interpretative positions issued by the SEC and
                      its staff, and industry best practices.

VALUATION             Determines the value of any of the fund's        Certain officers of            14
                      securities and assets for which market           Transamerica IDEX and TFAI,
                      quotations are not readily available or for      who serve at the pleasure of
                      which valuation cannot otherwise be provided     the Board of Trustees

PROXY VOTING          Provides the Fund's consent to vote in matters   Janice Case, Chairperson;       0
                      where the Adviser or Sub-Adviser seeks such      William Short; Leo Hill
                      consent because of a conflict of interest that
                      arises in connection with a particular vote,
                      or for other reasons. The Proxy Committee also
                      may review the Adviser's and each
                      Sub-Adviser's proxy voting policies and
                      procedures in lieu of submission of the
                      policies and procedures to the entire Board
                      for approval.

GOVERNANCE            Provide oversight responsibilities and monitor   Daniel Calabria, Chairman;      0
                      certain issues, in consultation with the Chief   William Short, Jr.; Russell
                      Compliance Officer and independent directors'    Kimball, Jr.
                      counsel, that affect the duties of independent
                      members of the Board

CONTRACT RENEWAL      Reviews contracts between or among the funds     Russell Kimball, Jr.,           0
                      and their service providers. Oversight           Chairman; Daniel Calabria;
                      responsibilities for the process of evaluating   Janice Case
                      new contracts, reviewing existing contracts on
                      a periodic basis and make recommendations to
                      the Board with respect to any contracts
                      affecting the funds.

TRUSTEE OWNERSHIP OF EQUITY SECURITIES

The table below gives the dollar range of shares of Transamerica IDEX, as well as the aggregate dollar range of shares of all funds advised and sponsored by TFAI (collectively, the "Fund Complex"), owned by each Trustee as of December 31, 2004:


                                                        AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                              DOLLAR RANGE OF EQUITY   REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEES
NAME OF TRUSTEE               SECURITIES IN THE FUND             IN FAMILY OF INVESTMENT COMPANIES
---------------------------   ----------------------   ----------------------------------------------------
Peter R. Brown(1)                  Over $100,000                           Over $100,000
Daniel Calabria(1)                 Over $100,000                           Over $100,000
Janice B. Case                          -0-                                     -0-
Charles C. Harris(1)               Over $100,000                           Over $100,000
Leo J. Hill(1)                     Over $100,000                           Over $100,000
Russell A. Kimball, Jr. (1)        Over $100,000                           Over $100,000
Thomas P. O'Neill*                      -0-                                     -0-
Brian C. Scott*                    Under 100,000                           Under 100,000
William W. Short, Jr.              Over $100,000                           Over $100,000
Jack E. Zimmerman                  Over $100,000                           Over $100,000
John W. Waechter                   Over $100,000                           Over $100,000


* Interested Trustees as defined in the 1940 Act due to employment with an TFAI affiliate.

(1) A portion of the dollar range of equity securities in the Fund for this Trustee consists of allocations made under the Fund's deferred compensation plan. The deferred compensation amounts are based on the value of Class A shares of the fund elected by such Trustee (without the imposition of the sales charge).

CONFLICTS OF INTEREST

The following table sets forth information as of December 31, 2004 about securities owned beneficially or of record by each Independent Trustee or members of his or her immediate family, representing interests in the Investment Adviser, sub-advisers or Distributor of the fund, or any person controlling, controlled by or under common control with such persons. For this purpose, "immediate family member" includes the Trustee's spouse, children residing in the Trustee's household and dependents of the Trustee.

                              NAME OF OWNERS AND                TITLE OF      VALUE OF
NAME OF TRUSTEE            RELATIONSHIPS TO TRUSTEE   COMPANY     CLASS      SECURITIES    PERCENT OF CLASS
-----------------------   -------------------------   -------   --------   -------------   ----------------
Peter R. Brown            Marina D. Brown, Spouse     TA IDEX       A        $1-$10,000      Less than 1%
Charles C. Harris         Mary A. Harris, Spouse      TA IDEX       T        $1-$10,000      Less than 1%
Russell A. Kimball, Jr.   Martha A. Kimball, Spouse   N/A          N/A          N/A               N/A
William W. Short, Jr.     Joyce J. Short, Spouse      TA IDEX       A        $1-$10,000      Less than 1%
Daniel Calabria           N/A                         N/A          N/A          N/A               N/A
Janice B. Case            N/A                         N/A          N/A          N/A               N/A
Leo J. Hill               N/A                         N/A          N/A          N/A               N/A
Jack E. Zimmerman         Patricia A. Zimmerman,      TA IDEX       A      Over $100,000     Less than 1%
                          Spouse
John W. Waechter          N/A                         N/A          N/A          N/A               N/A

Disinterested Trustees receive for each regular Board meeting: (a) a total annual retainer fee of $20,000 from the funds, of which the funds pay a pro rata share allocable to each fund based on the relative assets of the fund; plus (b) $4,000 and incidental expenses per meeting attended. The Chairman of the Board also receives an additional retainer of $30,000 per year. Each Audit Committee member receives a total of $3,000 per Audit Committee meeting attended in addition to the regular meetings attended. In the case of a Special Board Meeting, each of the Disinterested Trustees receives a fee of $2,500 plus incidental expenses per special meeting attended, in addition to the regular meetings attended. Any fees and expenses paid to Trustees who are affiliates of TFAI or AFSG are paid by TFAI and/or AFSG and not by the funds.

Commencing on January 1, 1996, a non-qualified deferred compensation plan (the "Plan") became available to Trustees who are not interested persons of the fund. Under the Plan, compensation may be deferred that would otherwise be payable by the Transamerica IDEX and/or ATSF, to a Disinterested Trustee or Director on a current basis for services rendered as Trustee or Director. Deferred compensation amounts will accumulate based on the value of Class A shares of a fund (without imposition of sales charge), as elected by the Trustee. It is not anticipated that the Plan will have any material impact on the funds.

The following table provides compensation amounts paid to Disinterested Trustees of the fund for the fiscal year ended October 31, 2004.

                               COMPENSATION TABLE

                                     AGGREGATE
                                 COMPENSATION FROM     PENSION OR RETIREMENT
                                 TRANSAMERICA IDEX   BENEFITS ACCRUED AS PART     TOTAL COMPENSATION PAID TO
NAME OF PERSON, POSITION          MUTUAL FUNDS(1)        OF FUND EXPENSES       TRUSTEES FROM FUND COMPLEX(2)
------------------------------   -----------------   ------------------------   -----------------------------
Peter R. Brown, Trustee             $ 71,000.00             $        --                 $  155,375.00
Daniel Calabria, Trustee            $ 57,000.00             $ 41,333.33                 $  125,875.00
Janice Case, Trustee                $ 66,000.00             $        --                 $  134,875.00
Charles C. Harris, Trustee          $ 66,000.00             $ 13,200.00                 $  144,375.00
Leo Hill, Trustee                   $ 54,000.00             $ 20,400.00                 $  131,875.00
Russell Kimball, Trustee            $ 48,500.00             $ 48,500.00                 $  121,375.00
William W. Short, Jr., Trustee      $ 66,000.00             $        --                 $  143,875.00
Jack E. Zimmerman, Trustee          $ 48,500.00             $        --                 $   48,500.00
                                    -----------             -----------                 -------------
John W. Waechter(3)                 $        --             $        --                 $          --
                                    -----------             -----------                 -------------
                        Total:      $477,000.00             $123,433.33                 $1,006,125.00
                                    ===========             ===========                 =============

(1) Of this aggregate compensation, the total amounts deferred (including earnings) and accrued for the benefit of the participating Trustees for the year ended October 31, 2004 were as follows: Peter R. Brown, $394; Daniel Calabria, $41,406; William W. Short, Jr., $0; Charles Harris, $13,200; Russell A. Kimball, Jr., $52,177; Janice B. Case, $0; Leo J. Hill, $22,772; and Jack E. Zimmerman, $0.

(2)  The Fund Complex currently consists of Transamerica IDEX, ATSF, TIS and
     TIF.

(3)  Mr. Waechter did not become a Trustee until February 25, 2005.

The Board of Trustees adopted a policy whereby any Disinterested Trustee of the fund, who held office on September 1, 1990, and had served at least three years as a trustee may have, subject to certain limitations, elected upon his resignation to serve as a trustee emeritus for a period of two years. A trustee emeritus has no authority, power or responsibility with respect to any matter of the fund. While serving as such, a trustee emeritus is entitled to receive from the fund an annual fee equal to one-half the fee then payable per annum to Disinterested Trustees of the fund, plus reimbursement of expenses incurred for attendance at Board meetings.


During the fiscal year ended October 31, 2004, the fund paid $510,618 in trustees' fees and expenses and $0 trustee emeritus fees or expenses. As of December 31, 2004, the trustees and officers held in the aggregate less than 1% of the outstanding shares of each of the funds.


           SHAREHOLDER COMMUNICATION PROCEDURES WITH BOARD OF TRUSTEES

The Board of Trustees (the "Board") of the Fund has adopted these procedures by which shareholders of the Fund may send written communications to the Board. Shareholders may mail written communications to the Board, addressed to the care of the Secretary of the Fund ("Secretary"), as follows:

                         Board of Trustees
                         Transamerica IDEX Mutual Funds
                         c/o Secretary
                         570 Carillon Parkway
                         St. Petersburg, Florida 33716

Each shareholder communication must (i) be in writing and be signed by the shareholder, (ii) identify the underlying portfolio of the Fund to which it relates, and (iii) identify the class (if applicable) held by the shareholder. The Secretary is responsible for collecting, reviewing and organizing all properly submitted shareholder communications. Except as provided in Section 4 and 5 below, with respect to each properly submitted shareholder communication, the Secretary shall either (i) provide a copy of the communication to the Board at the next regularly scheduled Board meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because the communication (i) does not reasonably relate to the Fund or its operation, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund, or (ii) is ministerial in nature (such as a request for Fund literature, share data or financial information).

                               DEALER REALLOWANCES

Transamerica IDEX sells shares of its funds both directly and through authorized dealers. When you buy shares, your fund receives the entire NAV of the shares you purchase. AFSG keeps the sales charge, then "reallows" a portion to the dealers through which shares were purchased. This is how dealers are compensated. From time to time, and particularly in connection with sales that are not subject to a sales charge, AFSG may enter into agreements with a broker or dealer whereby the dealer reallowance is less than the amounts indicated in the following tables.

Promotions may also involve non-cash incentives such as prizes or merchandise. Non-cash compensation may also be in the form of attendance at seminars conducted by AFSG, including lodging and travel expenses, in accordance with the rules of the NASD.

Reallowances may also be given to financial institutions to compensate them for their services in connection with Class A share sales and servicing of shareholder accounts.

                        CLASS A SHARE DEALER REALLOWANCES

  (all funds except TA IDEX Transamerica Flexible Income, TA IDEX Transamerica
                         Conservative High-Yield Bond,
      TA IDEX PIMCO Total Return, TA IDEX PIMCO Real Return TIPS, TA IDEX Transamerica Convertible Securities, TA IDEX Transamerica Money Market and
                         TA IDEX Federated Tax Exempt)

                                                                    REALLOWANCE TO
                                                                    DEALERS AS A %
AMOUNT OF PURCHASE                                                OF OFFERING PRICE
------------------                                                -----------------
Under $50 Thousand                                                         4.75%
   $50 Thousand to under $100 Thousand                                     4.00%
   $100 Thousand to under $250 Thousand                                    2.75%
   $250 Thousand to under $500 Thousand                                    2.25%
   $500 Thousand to under $1 Million                                       1.75%
For purchases of $1 Million and above:
   $1 Million to under $5 Million                                          1.00%
   $5 Million to under $50 Million                                    Plus 0.50%
   $50 Million and above                                              Plus 0.25%

                        CLASS A SHARE DEALER REALLOWANCES

    (TA IDEX Transamerica Flexible Income, TA IDEX Transamerica Conservative High-Yield Bond, TA IDEX PIMCO Total Return, TA IDEX PIMCO Real Return TIPS, TA
   IDEX Transamerica Convertible Securities and TA IDEX Federated Tax Exempt)

                                                                    REALLOWANCE TO
                                                                    DEALERS AS A %
AMOUNT OF PURCHASE                                                OF OFFERING PRICE
------------------                                                -----------------
Under $50 Thousand                                                         4.00%
   $50 Thousand to under $100 Thousand                                     3.25%
   $100 Thousand to under $250 Thousand                                    2.75%
   $250 Thousand to under $500 Thousand                                    1.75%
   $500 Thousand to under $1 Million                                       1.00%
For purchases of $1 Million and above:
   $1 Million to under $5 Million                                          0.50%
   $5 Million and above                                               Plus 0.25%

                        CLASS B SHARE DEALER REALLOWANCES

                                                                    REALLOWANCE TO
                                                                    DEALERS AS A %
AMOUNT OF PURCHASE                                                OF OFFERING PRICE
------------------                                                -----------------
All purchases                                                           4.00%*

                        CLASS C SHARE DEALER REALLOWANCES

                                                                    REALLOWANCE TO
                                                                    DEALERS AS A %
AMOUNT OF PURCHASE                                                OF OFFERING PRICE
------------------                                                -----------------
All purchases                                                         1.00%**(a)

                        CLASS M SHARE DEALER REALLOWANCES
                         (TA IDEX Federated Tax Exempt)

                                                                 REALLOWANCE TO
                                                               DEALERS AS A % OF
                     AMOUNT OF PURCHASE                          OFFERING PRICE
------------------------------------------------------------   -----------------
All purchases                                                     2.00%**(a)

                        CLASS T SHARE DEALER REALLOWANCES
                             (TA IDEX Janus Growth)

                                                                 REALLOWANCE TO
                                                               DEALERS AS A % OF
                     AMOUNT OF PURCHASE                          OFFERING PRICE
------------------------------------------------------------   -----------------
Under $10,000                                                        7.00%
$10,000 to under $25,000                                             6.25%
$25,000 to under $50,000                                             5.50%
$50,000 to under $75,000                                             5.00%
$75,000 to under $100,000                                            4.25%
$100,000 to under $250,000                                           3.75%
$250,000 to under $500,000                                           2.50%
$500,000 to under $1,000,000                                         1.00%
$1,000,000 and over                                                  1.00%

* From time to time, AFSG may reallow to a dealer an amount less than 4% on sales of Class B shares. In such circumstances, AFSG will benefit directly to the extent the reallowance percentage is reduced below 4% on any purchase of Class B shares.

** From time to time, AFSG may enter into agreements with brokers and dealers whereby the dealer allowance may be less than the amount indicated. Such agreements would also provide that the applicable shares could be subject to a contingent deferred sales charge for a period less than the otherwise applicable period

(a) All shares designated as Class C2 shares on March 1, 2004 were converted to Class C shares on June 15, 2004. On September 24, 2004, Class M shares were converted into Class C shares, except in TA IDEX Federated Tax Exempt.

                               DISTRIBUTION PLANS

As stated in the prospectus under "Investment Advisory and Other Services," each fund has adopted a separate Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (individually, a "Plan" and collectively, the "Plans"), applicable to Class A, Class B, Class C and Class M shares of the fund. This Plan is structured as a Compensation Plan. CLASS T SHARES OF TA IDEX JANUS GROWTH ARE NOT SUBJECT TO DISTRIBUTION AND SERVICE FEES.

In determining whether to approve the Distribution Plan and the Distribution Agreements, the Trustees considered the possible advantages afforded shareholders from adopting the Distribution Plans and Distribution Agreements. The Trustees were informed by representatives of AFSG that reimbursements of distribution-related expenses by the funds under the Distribution Plans would provide incentives to AFSG to establish and maintain an enhanced distribution system whereby new investors will be attracted to the funds. The Trustees believe that improvements in distribution services should result in increased sales of shares in the funds. In turn, increased sales are expected to lead to an increase in a fund's net asset levels, which would enable the funds to achieve economies of scale and lower their per-share operating expenses. In addition, higher net asset levels could enhance the investment management of the funds, for net inflows of cash from new sales may enable a fund's investment adviser and sub-adviser to take advantage of attractive investment opportunities. Finally, reduced redemptions could eliminate the potential need to liquidate attractive securities positions in order to raise the capital necessary to meet redemption requests.

Under the Plans for Class A shares (the "Class A Plans"), a fund may pay AFSG an annual distribution fee of up to 0.35% and an annual service fee of up to 0.25% of the average daily net assets of a fund's Class A shares; however, to the extent that a fund pays service fees, the amount which a fund may pay as a distribution fee is reduced accordingly so that the total fees payable under the Class A Plan may not exceed on an annualized basis 0.35% of the average daily net assets of a fund's Class A shares.

Under the Plans for Class B shares (the "Class B Plans"), a fund may pay AFSG an annual distribution fee of up to 0.75% and an annual service fee of up to 0.25% of the average daily net assets of the fund's Class B shares.

Under the Plans for Class C shares (the "Class C Plans"), a fund may pay AFSG an annual distribution fee of up to 0.75% and an annual service fee of up to 0.25% of the average daily net assets of the fund's Class C shares.

Under the Plans for Class M shares (the "Class M Plans"), a fund may pay AFSG an annual distribution fee of up to 0.75% and an annual service fee of up to 0.25% of the average daily net assets of the fund's Class M shares; however, the total fee payable pursuant to the Class M Plan may not, on an annualized basis, exceed 0.60% of the average daily net assets of the fund's Class M shares. AFSG may use the fees payable under the Class A, Class B, Class C and Class M Plans as it deems appropriate to pay for activities or expenses primarily intended to result in the sale of the Class A, Class B, Class C or Class M shares, respectively, or in personal service to and/or maintenance of these shareholder accounts. In the case of funds or classes of shares that are closed to new investors or investments, AFSG also may use the fees payable under these Plans to make payments to brokers and other financial intermediaries for past sales and distribution efforts. For each class, these activities and expenses may include, but are not limited to:

     Compensation to employees of AFSG;

     Compensation to and expenses of AFSG and other selected dealers who engage in or otherwise support the distribution of shares or who service shareholder accounts;

     In the case of a fund or a class of shares that is closed to new investors or investments, payment for services to and for maintenance of existing shareholder accounts and compensation of broker-dealers or other intermediaries for past sales and distribution efforts;

     The costs of printing and distributing prospectuses, statements of additional information and reports for other than existing shareholders; and

     The cost of preparing, printing and distributing sales literature and advertising materials.

Under the Plans, as required by Rule 12b-1, the Board of Trustees will review, at least quarterly, a written report provided by AFSG of the amounts expended by AFSG in distributing and servicing Class A, Class B, Class C or Class M shares of the funds and the purpose for which such expenditures were made. For so long as the Plans are in effect, selection and nomination of the Trustees who are not interested persons of the fund shall be committed to the discretion of the Trustees who are not interested persons of the fund.

A Plan may be terminated as to a class of shares of a fund at any time by vote of a majority of the Disinterested Trustees, or by vote of a majority of the outstanding voting securities of the applicable class. A Plan may be amended by vote of the Trustees, including a majority of the Disinterested Trustees of the fund that have no direct or indirect financial interest in the operation of the Plan or any agreement relating thereto, cast in person at a meeting called for that purpose. Any amendment of a Plan that would materially increase the costs to a particular class of shares of a fund requires approval by the shareholders of that class. A Plan will remain in effect for successive one year periods, so long as such continuance is approved annually by vote of the fund's Trustees, including a majority of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on such continuance.

                                DISTRIBUTION FEES

Distribution related expenses incurred by TCI for the fiscal year ended October 31, 2004 are listed in the table below. These expenses have been partially reimbursed to AFSG by a 12b-1 arrangement with the funds.


                                  TA IDEX AMERICAN CENTURY LARGE COMPANY VALUE
                                  --------------------------------------------
                                          CLASS A   CLASS B   CLASS C**
                                         --------   -------   ---------
Compensation to dealers                  $143,220   $41,092    $16,448
Compensation to sales personnel           345,143    10,872      3,198
Printing and Postage                       53,633     1,689        497
Promotional Expenses                       45,575     1,436        422
Travel                                     53,810     1,695        499
Office and other expenses                 191,283     6,025      1,773
                                         --------   -------    -------
TOTAL                                    $832,664   $62,809    $22,837
                                         ========   =======    =======

                                  TA IDEX AMERICAN CENTURY INTERNATIONAL
                                  --------------------------------------
                                       CLASS A   CLASS B   CLASS C**
                                      --------   -------   ---------
Compensation to dealers               $469,203   $48,510    $22,593
Compensation to sales personnel        181,248    12,704      3,153
Printing and Postage                    28,164     1,974        490
Promotional Expenses                    23,934     1,677        416
Travel                                  28,258     1,981        492
Office and other expenses              100,450     7,041      1,748
                                      --------   -------    -------
TOTAL                                 $831,257   $73,887    $28,892
                                      ========   =======    =======


                                  TA IDEX ASSET ALLOCATION - CONSERVATIVE PORTFOLIO
                                  -------------------------------------------------
                                           CLASS A     CLASS B   CLASS C**
                                           --------   --------   ---------
Compensation to dealers                    $175,069   $127,925    $261,853
Compensation to sales personnel             161,122     96,945     254,560
Printing and Postage                         25,037     15,064      39,556
Promotional Expenses                         21,276     12,801      33,614
Travel                                       25,120     15,114      39,687
Office and other expenses                    89,296     53,728     141,081
                                           --------   --------    --------
TOTAL                                      $496,920   $321,577    $770,351
                                           ========   ========    ========

                                  TA IDEX ASSET ALLOCATION - GROWTH PORTFOLIO
                                  -------------------------------------------
                                         CLASS A    CLASS B    CLASS C**
                                        --------   --------   ----------
Compensation to dealers                 $262,120   $120,293   $  300,921
Compensation to sales personnel          317,974    214,750      605,112
Printing and Postage                      49,411     33,370       94,030
Promotional Expenses                      41,988     28,357       79,904
Travel                                    49,574     33,481       94,341
Office and other expenses                176,226    119,018      335,362
                                        --------   --------   ----------
TOTAL                                   $897,293   $549,269   $1,509,670
                                        ========   ========   ==========


                                  TA IDEX ASSET ALLOCATION - MODERATE PORTFOLIO
                                  ---------------------------------------------
                                          CLASS A     CLASS B    CLASS C**
                                        ----------   --------   ----------
Compensation to dealers                 $  410,512   $278,624   $  726,568
Compensation to sales personnel            355,691    268,840      858,178
Printing and Postage                        55,272     41,776      116,106
Promotional Expenses                        46,969     35,500       98,663
Travel                                      55,454     41,914      116,489
Office and other expenses                  197,129    148,995      414,097
                                        ----------   --------   ----------
TOTAL                                   $1,121,027   $815,649   $2,219,101
                                        ==========   ========   ==========

                                  TA IDEX ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO
                                  ----------------------------------------------------
                                            CLASS A      CLASS B     CLASS C**
                                          ----------   ----------   ----------
Compensation to dealers                   $  589,683   $  275,753   $  717,178
Compensation to sales personnel              616,226      413,653    1,079,685
Printing and Postage                          95,756       64,278      167,775
Promotional Expenses                          81,371       54,622      142,570
Travel                                        96,073       64,491      168,329
Office and other expenses                    341,521      229,253      598,376
                                          ----------   ----------   ----------
TOTAL                                     $1,820,630   $1,102,050   $2,873,913
                                          ==========   ==========   ==========

                                        TA IDEX FEDERATED TAX EXEMPT
                                  ---------------------------------------
                                  CLASS A   CLASS B   CLASS C**   CLASS M
                                  -------   -------   ---------   -------
Compensation to dealers           $45,080   $19,156    $13,029    $ 9,130
Compensation to sales personnel    10,595     4,671      2,895        757
Printing and Postage                1,646       725        450        118
Promotional Expenses                1,399       616        383        100
Travel                              1,652       728        451        118
Office and other expenses           5,872     2,588      1,604        420
                                  -------   -------    -------    -------
TOTAL                             $66,244   $28,484    $18,812    $10,643
                                  =======   =======    =======    =======

                                  TA IDEX GREAT COMPANIES -- AMERICA(SM)
                                  --------------------------------------
                                       CLASS A    CLASS B   CLASS C**
                                      --------   --------   ---------
Compensation to dealers               $113,217   $114,214    $62,752
Compensation to sales personnel         40,351     35,579     14,269
Printing and Postage                     6,271      5,529      2,217
Promotional Expenses                     5,328      4,699      1,884
Travel                                   6,291      5,547      2,225
Office and other expenses               22,363     19,719      7,908
                                      --------   --------    -------
TOTAL                                 $193,821   $185,287    $91,255
                                      ========   ========    =======

                                  TA IDEX TEMPLETON GREAT COMPANIES GLOBAL
                                  ----------------------------------------
                                        CLASS A    CLASS B   CLASS C**
                                       --------   --------   ---------
Compensation to dealers                $544,893   $331,682    $53,739
Compensation to sales personnel         106,137     69,401      5,161
Printing and Postage                     16,493     10,784        802
Promotional Expenses                     14,015      9,165        682
Travel                                   16,547     10,820        805
Office and other expenses                58,823     38,463      2,860
                                       --------   --------    -------
TOTAL                                  $756,908   $470,315    $64,049
                                       ========   ========    =======

                                  TA IDEX GREAT COMPANIES -- TECHNOLOGY(SM)
                                  -----------------------------------------
                                         CLASS A   CLASS B   CLASS C**
                                        --------   -------   ---------
Compensation to dealers                 $266,177   $16,512    $ 8,801
Compensation to sales personnel          143,186     4,806      2,410
Printing and Postage                      22,250       747        375
Promotional Expenses                      18,907       635        318
Travel                                    22,324       749        376
Office and other expenses                 79,355     2,663      1,336
                                        --------   -------    -------
TOTAL                                   $552,199   $26,112    $13,616
                                        ========   =======    =======

                                  TA IDEX TRANSAMERICA SMALL/MID CAP VALUE
                                  ----------------------------------------
                                        CLASS A     CLASS B   CLASS C**
                                      ----------   --------   ---------
Compensation to dealers               $  663,680   $ 79,686    $39,925
Compensation to sales personnel          468,838     24,974      8,896
Printing and Postage                      72,854      3,881      1,382
Promotional Expenses                      61,909      3,298      1,175
Travel                                    73,095      3,894      1,387
Office and other expenses                259,837     13,841      4,930
                                      ----------   --------    -------
TOTAL                                 $1,600,213   $129,574    $57,695
                                      ==========   ========    =======

                                   TA IDEX TRANSAMERICA BALANCED
                                  -------------------------------
                                   CLASS A    CLASS B   CLASS C**
                                  --------   --------   ---------
Compensation to dealers           $207,133   $431,520    $124,796
Compensation to sales personnel     51,530     90,502       9,263
Printing and Postage                 8,007     14,064       1,439
Promotional Expenses                 6,804     11,950       1,223
Travel                               8,034     14,110       1,444
Office and other expenses           28,559     50,157       5,134
                                  --------   --------    --------
TOTAL                             $310,067   $612,303    $143,299
                                  ========   ========    ========

                                  TA IDEX TRANSAMERICA FLEXIBLE INCOME
                                  ------------------------------------
                                      CLASS A    CLASS B   CLASS C**
                                     --------   --------   ---------
Compensation to dealers              $210,904   $110,476    $47,772
Compensation to sales personnel        51,773     30,065      5,815
Printing and Postage                    8,045      4,672        903
Promotional Expenses                    6,836      3,970        768
Travel                                  8,072      4,687        907
Office and other expenses              28,693     16,662      3,222
                                     --------   --------    -------
TOTAL                                $314,323   $170,532    $59,387
                                     ========   ========    =======

                                   TA IDEX PIMCO REAL RETURN TIPS
                                  --------------------------------
                                    CLASS A    CLASS B   CLASS C**
                                  ----------   -------   ---------
Compensation to dealers           $  577,121   $ 7,958    $ 9,617
Compensation to sales personnel      697,180     5,541     10,524
Printing and Postage                 108,337       861      1,635
Promotional Expenses                  92,062       732      1,390
Travel                               108,697       864      1,641
Office and other expenses            386,387     3,071      5,833
                                  ----------   -------    -------
TOTAL                             $1,969,781   $19,027    $30,640
                                  ==========   =======    =======

                                        TA IDEX JANUS GROWTH*
                                  ---------------------------------
                                    CLASS A     CLASS B   CLASS C**
                                  ----------   --------   ---------
Compensation to dealers           $1,442,054   $526,570    $128,667
Compensation to sales personnel      411,255    121,443       9,614
Printing and Postage                  63,906     18,872       1,494
Promotional Expenses                  54,306     16,036       1,269
Travel                                64,117     18,934       1,499
Office and other expenses            227,924     67,305       5,328
                                  ----------   --------    --------
TOTAL                             $2,263,562   $769,160    $147,871
                                  ==========   ========    ========

                                  TA IDEX CLARION REAL ESTATE SECURITIES
                                  --------------------------------------
                                       CLASS A   CLASS B   CLASS C**
                                      --------   -------   ---------
Compensation to dealers               $245,411   $ 4,022    $ 7,775
Compensation to sales personnel        128,576     3,043      5,491
Printing and Postage                    19,980       472        853
Promotional Expenses                    16,978       402        725
Travel                                  20,046       474        856
Office and other expenses               71,259     1,687      3,043
                                      --------   -------    -------
TOTAL                                 $502,250   $10,100    $18,743
                                      ========   =======    =======

                                      TA IDEX JENNISON GROWTH
                                  -------------------------------
                                   CLASS A    CLASS B   CLASS C**
                                  --------   --------   ---------
Compensation to dealers           $ 73,394   $ 87,777    $30,004
Compensation to sales personnel    108,023     20,172      3,675
Printing and Postage                16,786      3,134        571
Promotional Expenses                14,264      2,664        485
Travel                              16,841      3,145        573
Office and other expenses           59,868     11,180      2,037
                                  --------   --------    -------
TOTAL                             $289,176   $128,072    $37,345
                                  ========   ========    =======

                                      TA IDEX MARSICO GROWTH
                                  ------------------------------
                                   CLASS A   CLASS B   CLASS C**
                                  --------   -------   ---------
Compensation to dealers           $ 93,353   $44,320    $13,616
Compensation to sales personnel     21,812    12,599      8,018
Printing and Postage                 3,390     1,957      1,246
Promotional Expenses                 2,880     1,664      1,058
Travel                               3,401     1,964      1,250
Office and other expenses           12,088     6,983      4,443
                                  --------   -------    -------
TOTAL                             $136,924   $69,487    $29,631
                                  ========   =======    =======

                                     TA IDEX PIMCO TOTAL RETURN
                                  -------------------------------
                                   CLASS A    CLASS B   CLASS C**
                                  --------   --------   ---------
Compensation to dealers           $169,045   $ 73,287    $33,951
Compensation to sales personnel    146,326     17,064      5,487
Printing and Postage                22,738      2,652        853
Promotional Expenses                19,322      2,253        725
Travel                              22,813      2,660        856
Office and other expenses           81,096      9,457      3,041
                                  --------   --------    -------
TOTAL                             $461,340   $107,373    $44,913
                                  ========   ========    =======

                                       TA IDEX SALOMON ALL CAP
                                  ---------------------------------
                                    CLASS A     CLASS B   CLASS C**
                                  ----------   --------   ---------
Compensation to dealers           $1,012,818   $368,432    $133,591
Compensation to sales personnel      554,533     12,149      92,398
Printing and Postage                  86,170      1,888      14,358
Promotional Expenses                  73,226      1,605      12,201
Travel                                86,455      1,894      14,405
Office and other expenses            307,330      6,733      51,208
                                  ----------   --------    --------
TOTAL                             $2,120,532   $392,701    $318,161
                                  ==========   ========    ========

                                   TA IDEX SALOMON INVESTORS VALUE
                                  --------------------------------
                                    CLASS A    CLASS B   CLASS C**
                                  ----------   -------   ---------
Compensation to dealers           $  893,629   $47,313    $13,435
Compensation to sales personnel      504,917    11,956      2,773
Printing and Postage                  78,460     1,857        431
Promotional Expenses                  66,674     1,579        366
Travel                                78,720     1,864        432
Office and other expenses            279,832     6,626      1,537
                                  ----------   -------    -------
TOTAL                             $1,902,232   $71,195    $18,974
                                  ==========   =======    =======

                                  TA IDEX T. ROWE PRICE HEALTH SCIENCES
                                  -------------------------------------
                                       CLASS A   CLASS B   CLASS C**
                                      --------   -------   ---------
Compensation to dealers               $283,844   $ 7,332     $3,243
Compensation to sales personnel        256,322     4,420      1,875
Printing and Postage                    39,830       686        292
Promotional Expenses                    33,847       584        247
Travel                                  39,962       689        292
Office and other expenses              142,057     2,450      1,040
                                      --------   -------     ------
TOTAL                                 $795,862   $16,161     $6,989
                                      ========   =======     ======

                                                 TA IDEX T. ROWE PRICE SMALL CAP
                                                 -------------------------------
                                                  CLASS A    CLASS B   CLASS C**
                                                  --------   -------   ---------
Compensation to dealers                           $298,693   $27,778    $10,367
Compensation to sales personnel                    157,686     8,188      3,560
Printing and Postage                                24,503     1,272        553
Promotional Expenses                                20,822     1,081        470
Travel                                              24,584     1,277        555
Office and other expenses                           87,392     4,538      1,973
                                                  --------   -------    -------
TOTAL                                             $613,680   $44,134    $17,478
                                                  ========   =======    =======

                                      TA IDEX T. ROWE PRICE TAX-EFFICIENT GROWTH
                                      ------------------------------------------
                                             CLASS A   CLASS B   CLASS C**
                                             -------   -------   ---------
Compensation to dealers                      $31,037   $32,367    $10,683
Compensation to sales personnel                8,326     8,683      7,951
Printing and Postage                           1,293     1,349      1,235
Promotional Expenses                           1,100     1,147      1,050
Travel                                         1,298     1,354      1,240
Office and other expenses                      4,615     4,812      4,406
                                             -------   -------    -------
TOTAL                                        $47,669   $49,712    $26,565
                                             =======   =======    =======

                                               TA IDEX TRANSAMERICA CONSERVATIVE
                                                        HIGH-YIELD BOND
                                               ---------------------------------
                                                 CLASS A     CLASS B   CLASS C**
                                               ----------   --------   ---------
Compensation to dealers                        $  696,837   $ 94,167    $39,961
Compensation to sales personnel                   391,582     29,688     13,815
Printing and Postage                               60,849      4,613      2,146
Promotional Expenses                               51,708      3,920      1,824
Travel                                             61,050      4,629      2,154
Office and other expenses                         217,020     16,453      7,656
                                               ----------   --------    -------
TOTAL                                          $1,479,046   $153,470    $67,556
                                               ==========   ========    =======

                                     TA IDEX TRANSAMERICA CONVERTIBLE SECURITIES
                                     -------------------------------------------
                                           CLASS A    CLASS B   CLASS C**
                                           --------   -------   ---------
Compensation to dealers                    $461,165   $ 8,550    $13,633
Compensation to sales personnel              87,545     5,092      4,063
Printing and Postage                         13,604       792        632
Promotional Expenses                         11,560       673        537
Travel                                       13,649       794        633
Office and other expenses                    48,519     2,822      2,252
                                           --------   -------    -------
TOTAL                                      $636,042   $18,723    $21,750
                                           ========   =======    =======

                                                   TA IDEX TRANSAMERICA EQUITY
                                                 -------------------------------
                                                  CLASS A    CLASS B   CLASS C**
                                                 --------   --------   ---------
Compensation to dealers                          $284,142   $ 71,472    $33,885
Compensation to sales personnel                   156,937     21,583     13,231
Printing and Postage                               24,387      3,354      2,056
Promotional Expenses                               20,723      2,850      1,747
Travel                                             24,467      3,365      2,063
Office and other expenses                          86,977     11,961      7,333
                                                 --------   --------    -------
TOTAL                                            $597,633   $114,585    $60,315
                                                 ========   ========    =======

                                       TA IDEX TRANSAMERICA GROWTH OPPORTUNITIES
                                       -----------------------------------------
                                             CLASS A    CLASS B    CLASS C**
                                             --------   --------   ---------
Compensation to dealers                      $505,816   $161,126   $61,559
Compensation to sales personnel               236,633     34,889     8,096
Printing and Postage                           36,771      5,422     1,258
Promotional Expenses                           31,247      4,607     1,069
Travel                                         36,892      5,439     1,262
Office and other expenses                     131,146     19,336     4,486
                                             --------   --------   -------
TOTAL                                        $978,505   $230,819   $77,730
                                             ========   ========   =======

                                               TA IDEX TRANSAMERICA MONEY MARKET
                                               ---------------------------------
                                                CLASS A      CLASS B   CLASS C**
                                               ----------   --------   ---------
Compensation to dealers                        $  328,466   $ 97,278    $45,905
Compensation to sales personnel                   398,435     26,918     23,339
Printing and Postage                               61,914      4,183      3,627
Promotional Expenses                               52,613      3,555      3,082
Travel                                             62,118      4,197      3,639
Office and other expenses                         220,818     14,918     12,935
                                               ----------   --------    -------
TOTAL                                          $1,124,364   $151,049    $92,527
                                               ==========   ========    =======

                                             TA IDEX TRANSAMERICA VALUE BALANCED
                                             -----------------------------------
                                                CLASS A   CLASS B   CLASS C**
                                                -------   -------   ---------
Compensation to dealers                         $71,879   $54,899    $29,243
Compensation to sales personnel                  12,312    11,458      4,815
Printing and Postage                              1,913     1,781        749
Promotional Expenses                              1,626     1,513        636
Travel                                            1,920     1,786        751
Office and other expenses                         6,824     6,350      2,669
                                                -------   -------    -------
TOTAL                                           $96,474   $77,787    $38,863
                                                =======   =======    =======

* Class T shares of TA IDEX Janus Growth are not subject to annual distribution and service fees.

** All shares designated as Class C shares prior to March 1, 2004 were renamed as Class C2 shares on that date. All shares designated as Class L shares prior to March 1, 2004 were renamed as Class C shares with different fees and expenses than the previous Class L shares. All shares previously designated as Class C2 shares on March 1, 2004 were converted to Class C shares on June 15, 2004. On September 24, 2004, Class M shares were converted into Class C shares, except for TA IDEX Federated Tax Exempt.

                          NET ASSET VALUE DETERMINATION

The price at which shares are purchased or redeemed is the NAV that is next calculated following receipt and acceptance of a purchase order in good order or receipt of a redemption order in good order by the fund or an authorized intermediary.

When Share Price is Determined

The NAV of all funds is determined on each day the New York Stock Exchange ("NYSE") is open for business. The NAV is not determined on days when the NYSE is closed (generally New Years Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a fund does not price its shares (therefore, the NAV of a fund holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the funds).

Purchase orders received in good order and accepted and redemption orders received in good order before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the share price determined at the close of the NYSE that day (plus or minus applicable sales charges and/or redemption fees). Purchase and redemption requests received after the NYSE is closed receive the share price at the close of the NYSE the next day the NYSE is open. Purchase and redemption requests by telephone are deemed received when the telephone call is received.

Orders for shares of the TA IDEX Asset Allocation funds and corresponding orders for the TA IDEX underlying funds in which they invest are priced on the same day when orders for shares of the TA IDEX Asset Allocation Funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the TA IDEX Asset Allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding TA IDEX underlying funds on the same day, so that both orders generally will receive a day's NAV.

How NAV is Determined

The NAV per share of each fund (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the fund (or class) that are then outstanding.

In general, securities and other investments are valued at market value when market quotations are readily available. Securities traded on NASDAQ are valued at NASDAQ Official Closing Price ("NOCP"). Securities traded on a domestic securities exchange are valued at the last sale price on that exchange on the day the valuation is made. If no sale is reported, the mean of the last bid and asked prices is used. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are value based on quotations from the primary market in which they are traded, and are converted from local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades, that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with funds' valuation procedures. Fair value determination can also involve reliance on quantitative models employed by a fair pricing service. There can be no assurance that a fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV per share.

                 OFFERING PRICE PER SHARE CALCULATED AS FOLLOWS:

                                                                                            OFFERING
                                                           NAV      MAX SALES   AMOUNT OF     PRICE
                                                        PER SHARE     CHARGE    SALES CHG   PER SHARE
                                                        ---------   ---------   ---------   ---------
TA IDEX American Century International
Class A                                                   $ 8.81      5.50%       $0.51       $ 9.32
Class B                                                   $ 8.41      0.00%       $  --       $ 8.41
Class C**                                                 $ 8.40      0.00%       $  --       $ 8.40

TA IDEX American Century Large Company Value
Class A                                                   $10.20      5.50%       $0.59       $10.79
Class B                                                   $ 9.88      0.00%       $  --       $ 9.88
Class C**                                                 $ 9.86      0.00%       $  --       $ 9.86

TA IDEX Asset Allocation--Conservative Portfolio
Class A                                                   $11.07      5.50%       $0.64       $11.71
Class B                                                   $11.05      0.00%       $  --       $11.05
Class C**                                                 $11.05      0.00%       $  --       $11.05

TA IDEX Asset Allocation -- Growth Portfolio
Class A                                                   $10.75      5.50%       $0.63       $11.38
Class B                                                   $10.57      0.00%       $  --       $10.57
Class C**                                                 $10.57      0.00%       $  --       $10.57

TA IDEX Asset Allocation -- Moderate Growth Portfolio
Class A                                                   $10.97      5.50%       $0.64       $11.61
Class B                                                   $10.90      0.00%       $  --       $10.90
Class C**                                                 $10.91      0.00%       $  --       $10.91

TA IDEX Asset Allocation -- Moderate Portfolio
Class A                                                   $11.23      5.50%       $0.65       $11.88
Class B                                                   $11.16      0.00%       $  --       $11.16
Class C**                                                 $11.17      0.00%       $  --       $11.17

TA IDEX Clarion Real Estate Securities
Class A                                                   $13.99      5.50%       $0.81       $14.80
Class B                                                   $13.99      0.00%       $  --       $13.99
Class C**                                                 $13.92      0.00%       $  --       $13.92

TA IDEX Federated Tax Exempt
Class A                                                   $11.90      4.75%       $0.59       $12.49
Class B                                                   $11.89      0.00%       $  --       $11.89
Class C**                                                 $11.89      0.00%       $  --       $11.89
Class M*                                                  $11.89      1.00%       $0.12       $12.01

TA IDEX Great Companies--America(SM)
Class A                                                   $ 8.85      5.50%       $0.52       $ 9.37
Class B                                                   $ 8.60      0.00%       $  --       $ 8.60
Class C**                                                 $ 8.59      0.00%       $  --       $ 8.59

TA IDEX Great Companies -- Technology(SM)
Class A                                                   $ 3.80      5.50%       $0.22       $ 4.02
Class B                                                   $ 3.68      0.00%       $  --       $ 3.68
Class C**                                                 $ 3.67      0.00%       $  --       $ 3.67

TA IDEX Janus Growth
Class A                                                   $21.56      5.50%       $1.25       $22.81
Class B                                                   $20.04      0.00%       $  --       $20.04
Class C**                                                 $20.03      0.00%       $  --       $20.03
Class T                                                   $22.39      8.50%       $2.08       $24.47

TA IDEX Jennison Growth
Class A                                                   $ 9.52      5.50%       $0.55       $10.07
Class B                                                   $ 9.03      0.00%       $  --       $ 9.03
Class C**                                                 $ 9.05      0.00%       $  --       $ 9.05

TA IDEX Marsico Growth
Class A                                                   $ 9.15      5.50%       $0.53       $ 9.68
Class B                                                   $ 8.80      0.00%       $  --       $ 8.80
Class C**                                                 $ 8.78      0.00%       $  --       $ 8.78

TA IDEX PIMCO Real Return TIPS
Class A                                                   $10.48      4.75%       $0.52       $11.00
Class B                                                   $10.42      0.00%       $  --       $10.42
Class C**                                                 $10.39      0.00%       $  --       $10.39

TA IDEX PIMCO Total Return
Class A                                                   $10.48      4.75%       $0.52       $11.00
Class B                                                   $10.48      0.00%       $  --       $10.48
Class C**                                                 $10.47      0.00%       $  --       $10.47

TA IDEX Salomon All Cap
Class A                                                   $14.80      5.50%       $0.86       $15.66
Class B                                                   $14.27      0.00%       $  --       $14.27
Class C**                                                 $14.26      0.00%       $  --       $14.26

TA IDEX Salomon Investors Value
Class A                                                   $13.30      5.50%       $0.77       $14.07
Class B                                                   $12.65      0.00%       $  --       $12.65
Class C**                                                 $12.62      0.00%       $  --       $12.62

TA IDEX T. Rowe Price Health Sciences
Class A                                                   $10.84      5.50%       $0.63       $11.47
Class B                                                   $10.66      0.00%       $  --       $10.66
Class C**                                                 $10.63      0.00%       $  --       $10.63

TA IDEX T. Rowe Price Small Cap
Class A                                                   $10.84      5.50%       $0.63       $11.47
Class B                                                   $10.44      0.00%       $  --       $10.44
Class C**                                                 $10.42      0.00%       $  --       $10.42

TA IDEX T. Rowe Price Tax--Efficient Growth
Class A                                                   $ 9.93      5.50%       $0.58       $10.51
Class B                                                   $ 9.68      0.00%       $  --       $ 9.68
Class C**                                                 $ 9.68      0.00%       $  --       $ 9.68

TA IDEX Templeton Great Companies Global
Class A                                                   $22.57      5.50%       $1.31       $23.88

Class B                                                   $21.23      0.00%       $  --       $21.23
Class C**                                                 $21.21      0.00%       $  --       $21.21

TA IDEX Transamerica Balanced
Class A                                                   $18.53      5.50%       $1.08       $19.61
Class B                                                   $18.47      0.00%       $  --       $18.47
Class C**                                                 $18.45      0.00%       $  --       $18.45

TA IDEX Transamerica Conservative High--Yield Bond
Class A                                                   $ 9.37      4.75%       $0.47       $ 9.84
Class B                                                   $ 9.37      0.00%       $  --       $ 9.37
Class C**                                                 $ 9.36      0.00%       $  --       $ 9.36

TA IDEX Transamerica Convertible Securities
Class A                                                   $11.00      4.75%       $0.55       $11.55
Class B                                                   $11.00      0.00%       $  --       $11.00
Class C**                                                 $10.97      0.00%       $  --       $10.97

TA IDEX Transamerica Equity
Class A                                                   $ 7.44      5.50%       $0.43       $ 7.87
Class B                                                   $ 7.19      0.00%       $  --       $ 7.19
Class C**                                                 $ 7.20      0.00%       $  --       $ 7.20

TA IDEX Transamerica Flexible Income
Class A                                                   $ 9.68      4.75%       $0.48       $10.16
Class B                                                   $ 9.68      0.00%       $  --       $ 9.68
Class C**                                                 $ 9.67      0.00%       $  --       $ 9.67

TA IDEX Transamerica Growth Opportunities
Class A                                                   $ 6.61      5.50%       $0.38       $ 6.99
Class B                                                   $ 6.37      0.00%       $  --       $ 6.38
Class C**                                                 $ 6.38      0.00%       $  --       $ 6.38

TA IDEX Transamerica Money Market
Class A                                                   $ 1.00      0.00%       $  --       $ 1.00
Class B                                                   $ 1.00      0.00%       $  --       $ 1.00
Class C**                                                 $ 1.00      0.00%       $  --       $ 1.00

TA IDEX Transamerica Small/Mid Cap Value
Class A                                                   $14.32      5.50%       $0.83       $15.15
Class B                                                   $13.97      0.00%       $  --       $13.97
Class C**                                                 $13.96      0.00%       $  --       $13.96

TA IDEX Transamerica Value Balanced
Class A                                                   $12.11      5.50%       $0.70       $12.81
Class B                                                   $12.07      0.00%       $  --       $12.07
Class C**                                                 $12.07      0.00%       $  --       $12.07

*    Effective November 11, 2002, this Class was not available to new investors.

** All shares previously designated as Class C2 shares on March 1, 2004 were converted to Class C shares on June 15, 2004. On September 24, 2004, Class M shares were converted into Class C shares, except in TA IDEX Federated Tax Exempt.

                        DIVIDENDS AND OTHER DISTRIBUTIONS

An investor may choose among several options with respect to dividends and capital gains distributions payable to the investor. Dividends or other distributions will be paid in full and fractional shares at the net asset value determined as of the ex-dividend date unless the shareholder has elected another distribution option as described in the prospectus. Transaction confirmations and checks for payments designated to be made in cash generally will be mailed on the payable date. The per share income dividends on Class B and Class C shares (also Class M shares) of a fund are anticipated to be lower than the per share income dividends on Class A shares of that fund (and Class T shares of TA IDEX Janus Growth), as a result of higher distribution and service fees applicable to the Class B, Class C and Class M shares.

                              SHAREHOLDER ACCOUNTS

Detailed information about general procedures for Shareholder Accounts and specific types of accounts is set forth in the prospectus.

                               PURCHASE OF SHARES

As stated in the prospectus, each fund currently offers investors a choice of three classes of shares: Class A, Class B and Class C. TA IDEX Janus Growth also includes Class T shares and TA IDEX Federated Tax Exempt also includes Class M shares, neither of which are available for new investors. (All shares previously designated as Class C2 shares on March 1, 2004 were converted to Class C shares on June 15, 2004. On September 24, 2004, Class M shares were converted into Class C shares, except in TA IDEX Federated Tax Exempt.) Class A, Class B or Class C shares of a fund can be purchased through AFSG or through broker-dealers or other financial institutions that have sales agreements with AFSG. Shares of each fund are sold at the net asset value per share as determined at the close of the regular session of business on the New York Stock Exchange next occurring after a purchase order is received and accepted by the fund. (The applicable sales charge is added in the case of Class A, Class M and Class T shares.) The prospectus contains detailed information about the purchase of fund shares.

Shareholders whose investments are transferred from one class of shares of a Transamerica IDEX fund to another class of shares of the same Transamerica IDEX fund for administrative or eligibility reasons also may qualify for a waiver or reduction of sales charges and/or redemption charges in connection with the exchange.

Information on sales charge reductions and/or waivers can also be found on the Transamerica IDEX website at www.idexfunds.com.

                                RETIREMENT PLANS

Transamerica IDEX offers several types of retirement plans that an investor may establish to invest in shares of a fund with tax deductible dollars. Prototype retirement plans for both corporations and self-employed individuals, and for Individual Retirement Accounts, Code Section 403(b)(7) plans and Simplified Employee Pension plans are available by calling or writing TFS Customer Service. These plans require the completion of separate applications, which are also available from TFS Customer Service. State Street Bank & Trust, Kansas City, Missouri ("State Street"), acts as the custodian or trustee under these plans for which it charges an annual fee of $15.00 on each such account with a maximum of $30.00 per tax identification number. However, if your retirement plan is under custody of State Street and your combined retirement account balances per taxpayer identification number are more than $50,000, there is no fee. TA IDEX Federated Tax Exempt is not well-suited as an investment vehicle for tax-deferred retirement plans which cannot benefit from tax-exempt income and whose distributed earnings are taxable to individual recipients as ordinary income. To receive additional information or forms on these plans, please call your Financial Advisor or Transamerica IDEX Customer Service at 1-888-233-4339 or write to Transamerica Fund Services at P.O. Box 219945, Kansas City, Missouri 64121-9945. No contribution to a retirement plan can be made until the appropriate forms to establish the plan have been completed. It is advisable for an investor considering the funding of any retirement plan to consult with an attorney, retirement plan consultant or financial or tax advisor with respect to the requirements of such plans and the tax aspects thereof.

                              REDEMPTION OF SHARES

Shareholders may redeem their shares at any time at a price equal to the net asset value per share next determined following receipt of a valid redemption order by the transfer agent, in proper form. Payment will ordinarily be made within three business days of the receipt of a valid redemption order. The value of shares on redemption may be more or less than the shareholder's cost, depending upon the market value of the fund's net assets at the time of redemption. Class B share, Class C share and Class M share and certain Class A and Class T share purchases are also subject to a contingent deferred sales charge upon certain redemptions. As further explained in the prospectus, short-term trading redemption fee of 2% of the amount redeemed may be assessed on any fund shares in a fund account that are sold (by redemption, whether voluntary or involuntary) within five (5) New York Stock Exchange trading days following their purchase date. The prospectus describes the requirements and procedures for the redemption of shares.

Shares will normally be redeemed for cash, although each fund retains the right to redeem its shares in kind under unusual circumstances in order to protect the interests of the remaining shareholders by the delivery of securities selected from its assets at its discretion. The fund has, however, elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which a fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Net Asset Value Determination," and such valuation will be made as of the same time the redemption price is determined. Upon any distributions in kind, shareholders may appeal the valuation of such securities by writing to TFS.

Redemption of shares may be suspended, or the date of payment may be postponed, whenever: (1) trading on the Exchange is restricted, as determined by the SEC, or the Exchange is closed (except for holidays and weekends); (2) the SEC permits such suspension and so orders; or (3) an emergency exists as determined by the SEC so that disposal of securities and determination of net asset value is not reasonably practicable.

The Contingent Deferred Sales Charge (CDSC) is waived on redemptions of Class B, Class C and Class M shares (and Class A, C and T, when applicable) in the circumstances described below:

(a) Redemption upon Total Disability or Death

A fund will waive the CDSC on redemptions following the death or total disability (as evidenced by a determination of the Federal Social Security Administration) of a shareholder, but in the case of total disability only as to shares owned at the time of the initial determination of disability. The transfer agent or distributor will require satisfactory proof of death or disability before it determines to waive the CDSC.

(b) Redemption Pursuant to a Fund's Systematic Withdrawal Plan

A shareholder may elect to participate in a systematic withdrawal plan ("SWP") with respect to the shareholder's investment in a fund. Under the SWP, a dollar amount of a participating shareholder's investment in the fund will be redeemed systematically by the fund on a periodic basis, and the proceeds paid in accordance with the shareholder's instructions. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the SWP. The CDSC will be waived on redemptions made under the SWP subject to the limitations described below.

The amount of a shareholder's investment in a fund at the time election to participate in the SWP is made, with respect to the fund, is hereinafter referred to as the "Initial Account Balance." The amount to be systematically withdrawn from a fund without the imposition of a CDSC may not exceed a maximum of 12% annually of the shareholder's Initial Account Balance. The funds reserve the right to change the terms and conditions of the SWP and the ability to offer the SWP.

Please Note: The amount redeemed under this waiver does not need to be under a systematic withdrawal plan. If it is not under a systematic withdrawal plan, it is limited to one redemption per calendar year up to 12% of your account balance at the time of redemption.

(c) Reinvestment Privilege

The CDSC is also waived on redemption of shares as it relates to the reinvestment of redemption proceeds in the same class of shares of another fund within 90 days after redemption.

(d) Certain Retirement Plan Withdrawals

For accounts opened prior to April 1, 2000, on withdrawals from IRS qualified and nonqualified retirement plans, individual retirement accounts, tax-sheltered accounts, and deferred compensation plans, where such withdrawals are permitted under the terms of the plan or account. (This waiver does not include transfer of asset redemptions, broker directed accounts or omnibus accounts.)

As described in the prospectus, upon the close of business on June 15, 2004, Class C2 shares were converted into Class C shares. With regard to the Class C2 shares that converted into Class C shares (or on future investments in Class C shares made through such accounts), accountholders will not pay any CDSC otherwise payable on Class C shares. Upon the close of business on September 24, 2004, Class M shares were converted into Class C shares; for accountholders who also own Class C shares which converted from Class C2 shares, their Class C shares that convert from Class M shares will not be subject to a CDSC and will be subject to the same 12b-1 commission structure applicable to their former Class C2 shares.

Investors who purchase Class C shares of the funds through Merrill Lynch, Pierce, Fenner & Smith Incorporated on or after June 21, 2004 will not be subject to any CDSC otherwise payable with respect to redemptions of such Class C shares of the funds. In connection with such purchases, AFSG will pay Merrill Lynch, Pierce, Fenner & Smith Incorporated compensation equal to 1.00% of the aggregate offering price for the Class C shares of the funds so purchased. The CDSC waiver may be terminated at any time, in which case only investors who formerly held Class C2 shares of the funds as of the conversion of Class C2 shares into Class C will be authorized to make additional investments in Class C shares of the funds without being subject to any CDSC otherwise payable with respect to redemptions of Class C shares through their existing accounts with Merrill Lynch, Pierce, Fenner & Smith Incorporated.

                                      TAXES

Each fund has qualified, and expects to continue to qualify, for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for that treatment, a fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income ("Distribution Requirement") and must meet several additional requirements. With respect to each fund, these requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of a fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities that, with respect to any one issuer, do not exceed 5% of the value of the fund's total assets and that do not represent more than 10% of the outstanding voting securities of the issuer; and (3) at the close of each quarter of a fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer. If each fund qualifies as a regulated investment company and distributes to its shareholders substantially all of its net income and net capital gains, then each fund should have little or no income taxable to it under the Code. Shareholders of a regulated investment company generally are required to include these distributions as ordinary income, to the extent the distributions are attributable as the RICs investment income, net short-term capital gain, and certain net realized foreign exchange gains, or as capital gains, to the extent of the RICs net capital gain (i.e., net long-term capital gains over net short-term capital losses). (See, however, the discussion of TA IDEX Federated Tax Exempt, below.) If a fund fails to qualify as a regulated investment company, the fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to its shareholders will constitute ordinary dividend income to the extent of the fund's available earnings and profits.

A fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gains net income for the one-year period ending on October 31 of that year, plus certain other amounts. Each fund intends to distribute annually a sufficient amount of any taxable income and capital gains so as to avoid liability for this excise tax.

Tax laws generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the funds are generally taxed to individual taxpayers:

- Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

- Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

- A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

- Distributions of earnings from non-qualifying dividends interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

Upon the sale or other disposition of fund shares, or upon receipt of a distribution in complete liquidation of a fund, a shareholder usually will realize a capital gain or loss. This loss may be long-term or short-term, generally depending upon the shareholder's holding period for the shares. For tax purposes, a loss will be disallowed on the sale or exchange of shares if the disposed of shares are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days. The 61 day time window begins 30 days before and ends 30 days after the date of the sale or exchange of such shares. Should a disposition fall within this 61 day window, the basis of the acquired shares will be adjusted to reflect the disallowed loss. Any loss realized by the shareholder on its disposition of fund shares held by the shareholder for six months or less, will be treated as a long term capital loss, to the extent of any distributions of net capital gains deemed received by the shareholder, with respect to such shares.

In order for TA IDEX Federated Tax Exempt to pay exempt-interest dividends for any taxable year, at the close of each taxable quarter, at least 50% of the aggregate value of the fund's portfolio must consist of exempt-interest obligations. If TA IDEX Federated Tax Exempt invests in any instruments that generate taxable income, distributions of the interest earned thereon will be taxable to that fund's shareholders as ordinary income to the extent of its earnings and profits. Moreover, if that fund realizes capital gains as a result of market transactions, any distributions of those gains will be taxable to its shareholders as capital gains.

Proposals may be introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. If such a proposal were enacted, the availability of municipal securities for investment by TA IDEX Federated Tax Exempt and the value of its portfolio securities would be affected. In that event, TA IDEX Federated Tax Exempt will re-evaluate its investment objective and policies.

Dividends and interest received by a fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. However, tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes. In addition, many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors and most U.S. Tax conventions preclude the imposition of such taxes.

Each fund, except TA IDEX Federated Tax Exempt, may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive; or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of that stock (collectively, "PFIC income"), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders. If such a tax is imposed on a fund, the balance of the PFIC income will be included in the fund's investment company taxable income and, accordingly, will not be taxable to the fund to the extent that the income is distributed to its shareholders. If a fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gains over net short-term capital losses). This income inclusion is required even if the PFIC does not distribute such income and gains to the fund, and the amounts so included would be subject to the Distribution Requirement described above. In many instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof. Distributions from a PFIC are not eligible for the reduced rate of tax on "qualifying dividends."

In addition, another election may be available that would involve marking to market a fund's PFIC stock at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized as of such date although any such gains will be ordinary income rather than capital gain. If this election were made, tax at the fund level under the excess distribution rules would be eliminated, but a fund could incur nondeductible interest charges. A fund's intention to qualify annually as a regulated investment company may limit a fund's ability to make an election with respect to PFIC stock.

Options, Futures and Forward Contracts and Swap Agreements -- Certain options, futures contracts, and forward contracts in which a fund may invest may be "Section 1256 contracts." Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by a fund at the end of each taxable year (and at certain other times as prescribed pursuant to the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

Generally, the hedging transactions undertaken by a fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a fund. In addition, losses realized by a fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, swap agreements and other financial contracts to a fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a fund which is taxed as ordinary income when distributed to shareholders.

A fund may make one or more of the elections available under the Code which are applicable to straddles. If a fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Because only a few regulations regarding the treatment of swap agreements, and related caps, floors and collars, have been implemented, the tax consequences of such transactions are not entirely clear. The funds intend to account for such transactions in a manner deemed by them to be appropriate, but the Internal Revenue Service might not necessarily accept such treatment. If it did not, the status of a fund as a regulated investment company might be affected.

The requirements applicable to a fund's qualification as a regulated investment company may limit the extent to which a fund will be able to engage in transactions in options, futures contracts, forward contracts, swap agreements and other financial contracts.

Under the recently enacted tax law, certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to a "qualifying dividend," to instead be taxed as the rate of tax applicable to ordinary income.

Market Discount -- If a fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase amount is "market discount." If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the fund in each taxable year in which the fund owns an interest in such debt security and receives a principal payment on it. In particular, the fund will be required to allocate that principal payment first to a portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."

Original Issue Discount -- Certain debt securities acquired by the funds may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by a fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies.

Some debt securities may be purchased by the funds at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

Constructive Sales -- These rules may affect timing and character of gain if a fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the fund enters into certain transactions in property while holding substantially identical property, the fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the fund's holding period and the application of various loss deferral provisions of the Code.

Foreign Taxation -- Income received by a fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

The payment of such taxes will reduce the amount of dividends and distributions paid to the fund's shareholders. So long as a fund qualifies as a regulated investment company, certain distribution requirements are satisfied, and more than 50% of such fund's assets at the close of the taxable year consists of securities of foreign corporations, the fund may elect, subject to limitation, to pass through its foreign tax credits to its shareholders.

Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on "qualifying dividends."

Foreign Currency Transactions -- Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that a fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a fund's investment company taxable income to be distributed to its shareholders as ordinary income.

The treatment of income dividends and capital gains distributions by a fund to shareholders under the various state income tax laws may not parallel that under the federal law. Qualification as a regulated investment company does not involve supervision of a fund's management or of its investment policies and practices by any governmental authority.


Shareholders are urged to consult their own tax advisors with specific reference to their own tax situations, including their state and local tax liabilities. Note that the 15% rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders.

A fund may be required to withhold U.S. Federal income tax at the rate of 28% of all amounts deemed to be distributed The 28% rate applies to shareholders receiving payments who:

a.   fail to provide the fund with their correct taxpayer identification number,

b.   fail to make required certifications or,

c. have been notified by the Internal Revenue Service that they are subject to backup withholding.

Backup withholding is not an additional tax. Any amounts withheld will be credited against a shareholder's U.S. Federal income tax liability. Corporate shareholders and certain other shareholders are exempt from such backup withholding

                             PRINCIPAL SHAREHOLDERS


As of February 1, 2005, the Trustees and officers as a group owned less than 1% of any class of each fund's outstanding shares. To the knowledge of the management, as of that date, no shareholders owned beneficially or 5% or more of the outstanding shares of a class of a fund, except as follows:

                                                                                    % OF SHARES OF
                                                                                      BENEFICIAL
NAME/ADDRESS                                FUND                            CLASS      INTEREST
------------                                ----                            -----   --------------
TA IDEX Asset Allocation - Moderate
Growth Portfolio                            TA IDEX Janus Growth              A          9.15%
Investment Account
St. Petersburg, FL
TA IDEX Asset Allocation - Growth Account   TA IDEX Janus Growth              A          7.70%
Investment Portfolio
St. Petersburg, FL
TA IDEX Asset Allocation - Moderate         TA IDEX Transamerica Flexible     A         35.88%
Portfolio                                   Income
Investment Account
St. Petersburg, FL
TA IDEX Asset Allocation - Moderate         TA IDEX Transamerica Flexible     A         21.45%
Growth  Portfolio                           Income
Investment Account

                                                                                      % OF SHARES OF
                                                                                        BENEFICIAL
NAME/ADDRESS                                FUND                              CLASS      INTEREST
------------                                ----                              -----   --------------
St. Petersburg, FL
TA IDEX Asset Allocation - Conservative     TA IDEX Transamerica Flexible       A         18.15%
Portfolio                                   Income
Investment Account
St. Petersburg, FL
TA IDEX Asset Allocation - Moderate         TA IDEX Templeton Great             A         18.11%
Growth  Portfolio                           Companies Global
Investment Account
St. Petersburg, FL
TA IDEX Asset Allocation - Growth Account   TA IDEX Templeton Great             A         12.28%
Investment Portfolio                        Companies Global
St. Petersburg, FL
Amas Bank                                   TA IDEX Templeton Great             A         6.79%
Omnibus Account                             Companies Global
Switzerland
TA IDEX Asset Allocation - Moderate         TA IDEX Transamerica                A         41.48%
Portfolio                                   Conservative High-Yield Bond
Investment Account
St. Petersburg, FL
TA IDEX Asset Allocation - Moderate         TA IDEX Transamerica                A         26.78%
Growth  Portfolio                           Conservative High-Yield Bond
Investment Account
St. Petersburg, FL
TA IDEX Asset Allocation - Conservative     TA IDEX Transamerica                A         20.38%
Portfolio                                   Conservative High-Yield Bond
Investment Account
St. Petersburg, FL
Pershing LLC                                TA IDEX Federated Tax Exempt        M         27.24%
Jersey City, NJ
Stephen P. Elias                            TA IDEX Federated Tax Exempt        M         11.60%
Amherst, NH
TA IDEX Asset Allocation - Growth           TA IDEX Jennison Growth             A         75.79%
Portfolio
Investment Account
St. Petersburg, FL
TA IDEX Asset Allocation - Moderate         TA IDEX American Century            A         47.74%
Growth Portfolio                            International
Investment Account
St. Petersburg, FL
TA IDEX Asset Allocation -Growth            TA IDEX American Century            A         27.06%
Portfolio                                   International
Investment Account
St. Petersburg, FL
TA IDEX Asset Allocation - Moderate         TA IDEX American Century            A         18.07%
Portfolio                                   International
Investment Account
St. Petersburg, FL
TA IDEX Asset Allocation - Moderate         TA IDEX Salomon Investors Value     A         40.32%
Growth Portfolio
Investment Account
St. Petersburg, FL
TA IDEX Asset Allocation - Growth           TA IDEX Salomon Investors Value     A         26.93%
Portfolio
Investment Account
St. Petersburg, FL
TA IDEX Asset Allocation - Moderate         TA IDEX Salomon Investors Value     A         23.67%
Portfolio
Investment Account

                                                                                    % OF SHARES OF
                                                                                      BENEFICIAL
NAME/ADDRESS                              FUND                              CLASS      INTEREST
------------                              ----                              -----   --------------
St. Petersburg, FL
TA IDEX Asset Allocation - Conservative   TA IDEX Salomon Investors Value     A          6.04%
Portfolio
Investment Account
St. Petersburg, FL
TA IDEX Asset Allocation - Moderate       TA IDEX Marsico Growth              A         59.98%
Growth
Portfolio
Investment Account
St. Petersburg, FL
TA IDEX Asset Allocation - Moderate       TA IDEX Marsico Growth              A         21.67%
Portfolio
Investment Account
St. Petersburg, FL
TA IDEX Asset Allocation - Conservative   TA IDEX T. Rowe Price               A         36.16%
Portfolio                                 Tax-Efficient Growth
Investment Account
St. Petersburg, FL
TA IDEX Asset Allocation - Moderate       TA IDEX T. Rowe Price Small         A         64.86%
Portfolio                                 Cap
Investment Account
St. Petersburg, FL
TA IDEX Asset Allocation - Conservative   TA IDEX T. Rowe Price Small         A          6.82%
Portfolio                                 Cap
Investment Account
St. Petersburg, FL
TA IDEX Asset Allocation - Moderate       TA IDEX Salomon All Cap             A         40.60%
Growth
Portfolio
Investment Account
St. Petersburg, FL
TA IDEX Asset Allocation - Growth         TA IDEX Salomon All Cap             A         26.52%
Portfolio
Investment Account
St. Petersburg, FL
TA IDEX Asset Allocation - Moderate       TA IDEX Salomon All Cap             A         14.65%
Portfolio
Investment Account
St. Petersburg, FL
TA IDEX Asset Allocation - Moderate       TA IDEX Clarion Real Estate         A         40.89%
Portfolio                                 Securities
Investment Account
St. Petersburg, FL
TA IDEX Asset Allocation - Moderate       TA IDEX Clarion Real Estate         A         29.50%
Growth Portfolio                          Securities
Investment Account
St. Petersburg, FL
TA IDEX Asset Allocation - Conservative   TA IDEX Clarion Real Estate         A         17.80%
Portfolio                                 Securities
Investment Account
St. Petersburg, FL
TA IDEX Asset Allocation - Growth         TA IDEX Clarion Real Estate         A          7.64%
Portfolio                                 Securities
Investment Account
St. Petersburg, FL
Merrill Lynch                             TA IDEX Clarion Real Estate         C          6.02%
Jacksonville, FL                          Securities
D.A. Davidson & Co., Inc.                 TA IDEX Clarion Real Estate         C          5.03%
Great Falls, MT                           Securities
TA IDEX Asset Allocation - Moderate       TA IDEX American Century Large      A         51.83%
Growth Portfolio                          Company Value
Investment Account

                                                                                    % OF SHARES OF
                                                                                      BENEFICIAL
NAME/ADDRESS                               FUND                             CLASS      INTEREST
------------                               ----                             -----   --------------
St. Petersburg, FL
TA IDEX Asset Allocation - Moderate
Portfolio                                  TA IDEX American Century Large     A         20.67%
Investment Account                         Company Value
St. Petersburg, FL
TA IDEX Asset Allocation - Growth
Portfolio                                  TA IDEX American Century Large     A         18.09%
Investment Account                         Company Value
St. Petersburg, FL
TA IDEX Asset Allocation - Conservative
Portfolio                                  TA IDEX American Century Large     A          6.28%
Investment Account                         Company Value
St. Petersburg, FL
TA IDEX Asset Allocation - Moderate
Growth                                     TA IDEX Transamerica Equity        A         26.57%
Portfolio
Investment Account
St. Petersburg, FL
TA IDEX Asset Allocation - Growth
Portfolio                                  TA IDEX Transamerica Equity        A         24.23%
Investment Account
St. Petersburg, FL
TA IDEX Asset Allocation - Moderate
Portfolio                                  TA IDEX Transamerica Equity        A         13.19%
Investment Account
St. Petersburg, FL
TA IDEX Asset Allocation - Moderate
Growth                                     TA IDEX Transamerica Growth        A         34.43%
Portfolio                                  Opportunities
Investment Account
St. Petersburg, FL
TA IDEX Asset Allocation - Growth
Portfolio                                  TA IDEX Transamerica Growth        A         21.22%
Investment Account                         Opportunities
St. Petersburg, FL
TA IDEX Asset Allocation - Moderate
Portfolio                                  TA IDEX Transamerica Growth        A         15.01%
Investment Account                         Opportunities
St. Petersburg, FL
Merrill Lynch Pierce Fenner & Smith Inc.   TA IDEX Great Companies -          A          8.08%
Jacksonville, FL                           America(SM)
Merrill Lynch Pierce Fenner & Smith Inc.   TA IDEX Great Companies -          B         10.58%
Jacksonville, FL                           America(SM)
TA IDEX Asset Allocation - Moderate        TA IDEX Great Companies -          A         40.57%
Growth Portfolio                           Technology(SM)
Investment Account
St. Petersburg, FL
TA IDEX Asset Allocation - Growth          TA IDEX Great Companies -          A         24.78%
Portfolio                                  Technology(SM)
Investment Account
St. Petersburg, FL
TA IDEX Asset Allocation - Moderate        TA IDEX Great Companies -          A         20.62%
Portfolio                                  Technology(SM)
Investment Account
St. Petersburg, FL
TA IDEX Asset Allocation - Conservative    TA IDEX Great Companies -          A          6.31%
Portfolio                                  Technology(SM)
Investment Account
St. Petersburg, FL
TA IDEX Asset Allocation - Moderate        TA IDEX Transamerica               A         20.47%
Portfolio                                  Money Market
Investment Account

                                                                                 % OF SHARES OF
                                                                                   BENEFICIAL
NAME/ADDRESS                              FUND                           CLASS      INTEREST
------------                              ----                           -----   --------------
St. Petersburg, FL
TA IDEX Asset Allocation - Conservative   TA IDEX Transamerica             A         13.39%
Portfolio                                 Money Market
Investment Account
St. Petersburg, FL
TA IDEX Asset Allocation - Moderate       TA IDEX Transamerica             A         11.46%
Growth Portfolio                          Money Market
Investment Account
St. Petersburg, FL
TA IDEX Asset Allocation - Moderate       TA IDEX T. Rowe Price Health     A         37.68%
Growth Portfolio                          Sciences
Investment Account
St. Petersburg, FL
TA IDEX Asset Allocation - Moderate       TA IDEX T. Rowe Price Health     A         28.63%
Portfolio                                 Sciences
Investment Account
St. Petersburg, FL
TA IDEX Asset Allocation - Growth         TA IDEX T. Rowe Price Health     A         22.14%
Portfolio                                 Sciences
Investment Account
St. Petersburg, FL
TA IDEX Asset Allocation - Conservative   TA IDEX T. Rowe Price Health     A          9.37%
Portfolio                                 Sciences
Investment Account
St. Petersburg, FL
TA IDEX Asset Allocation - Moderate       TA IDEX Transamerica             A         40.99%
Portfolio                                 Conservative Securities
Investment Account
St. Petersburg, FL
TA IDEX Asset Allocation - Moderate       TA IDEX Transamerica             A         33.40%
Growth Portfolio                          Conservative Securities
Investment Account
St. Petersburg, FL
TA IDEX Asset Allocation - Conservative   TA IDEX Transamerica             A         22.80%
Portfolio                                 Conservative Securities
Investment Account
St. Petersburg, FL
TA IDEX Asset Allocation - Moderate       TA IDEX PIMCO Total Return       A         38.92%
Portfolio
Investment Account
St. Petersburg, FL
TA IDEX Asset Allocation - Moderate       TA IDEX PIMCO Total Return       A         32.72%
Growth Portfolio
Investment Account
St. Petersburg, FL
TA IDEX Asset Allocation - Conservative   TA IDEX PIMCO Total Return       A         19.18%
Portfolio
Investment Account
St. Petersburg, FL
Merrill Lynch Fenner & Smith, Inc.        TA IDEX Asset Allocation -       A          8.58%
Jacksonville, FL                          Conservative Portfolio
Merrill Lynch Fenner & Smith, Inc.        TA IDEX Asset Allocation -       B          8.13%
Jacksonville, FL                          Conservative Portfolio
Merrill Lynch Fenner & Smith, Inc.        TA IDEX Asset Allocation -       A          8.72%
Jacksonville, FL                          Moderate Portfolio
Merrill Lynch Fenner & Smith, Inc.        TA IDEX Asset Allocation -       B         10.83%
Jacksonville, FL                          Conservative Portfolio
Merrill Lynch Fenner & Smith, Inc.        TA IDEX Asset Allocation -       A          8.33%
Jacksonville, FL                      Moderate Growth Portfolio

                                                                                % OF SHARES OF
                                                                                  BENEFICIAL
NAME/ADDRESS                          FUND                              CLASS      INTEREST
------------                          ----                              -----   --------------
Merrill Lynch Fenner & Smith, Inc.    TA IDEX Asset Allocation -          B         11.31%
Jacksonville, FL                      Moderate Growth Portfolio
Merrill Lynch Fenner & Smith, Inc.    TA IDEX Asset Allocation -          A         13.22%
Jacksonville, FL                      Growth Portfolio
Merrill Lynch Fenner & Smith, Inc.    TA IDEX Asset Allocation -          B         10.80%
Jacksonville, FL                      Growth Portfolio
Merrill Lynch Fenner & Smith, Inc.    TA IDEX American Century Large      C         16.00%
Jacksonville, FL                      Company Value
Merrill Lynch Fenner & Smith, Inc.    TA IDEX Federated Tax Exempt        C         29.95%
Jacksonville, FL
Gilbert R. Irwin Tod                  TA IDEX Federated Tax Exempt        C          5.08%
Haymarket, VA
Merrill Lynch Fenner & Smith, Inc.    TA IDEX Great Companies -           C          9.84%
Jacksonville, FL                      America(SM)
Merrill Lynch Fenner & Smith, Inc.    TA IDEX Great Companies -           C          7.15%
Jacksonville, FL                      Technology(SM)
Merrill Lynch Fenner & Smith, Inc.    TA IDEX Transamerica Small/Mid      C          6.48%
Jacksonville, FL                      Cap Value
Merrill Lynch Fenner & Smith, Inc.    TA IDEX Transamerica Flexible       C          5.44%
Jacksonville, FL                      Income
Legg Mason Wood Walker Inc.           TA IDEX PIMCO Total Return          C         20.24%
Baltimore, MD
Merrill Lynch Fenner & Smith, Inc.    TA IDEX PIMCO Total Return          C          6.35%
Jacksonville, FL
Merrill Lynch Fenner & Smith, Inc.    TA IDEX T. Rowe Price Health        C          8.71%
Jacksonville, FL                      Sciences
Sr Walton and Nadine K. Walton        TA IDEX T. Rowe Price Health        C          6.55%
Ft. Walton Beach, FL                  Sciences
Su-O Han Tod                          TA IDEX T. Rowe Price Health        C          6.19%
Cupertino, CA                         Sciences
Transamerica Fund Advisors            TA IDEX T. Rowe Price Health        C          6.01%
St. Petersburg, FL                    Sciences
Transamerica Fund Advisors            TA IDEX T. Rowe Price Health        C          6.00%
St. Petersburg, FL                    Sciences
Raymond James & Associates, Inc.      TA IDEX T. Rowe Price Small Cap     C          9.09%
St. Petersburg, FL
Merrill Lynch Fenner & Smith, Inc.    TA IDEX Transamerica                C         23.53%
Jacksonville, FL                      Conservative High-Yield Bond
First Clearing LLC                    TA IDEX Transamerica                C         17.39%
Pelham Manor, NY                      Convertible Securities
International Alpaca Co               TA IDEX Transamerica                C         12.26%
Mantua OH                             Convertible Securities
Merrill Lynch Fenner & Smith, Inc.    TA IDEX Transamerica                C          9.75%
Jacksonville, FL                      Convertible Securities
Merrill Lynch Fenner & Smith, Inc.    TA IDEX Asset Allocation -          C         22.38%
Jacksonville, FL                      Conservative Portfolio
Merrill Lynch Fenner & Smith, Inc.    TA IDEX Asset Allocation -          C         26.59%
Jacksonville, FL                      Moderate Portfolio
Merrill Lynch Fenner & Smith, Inc.    TA IDEX Asset Allocation -          C         26.45%
Jacksonville, FL                      Moderate Growth Portfolio
Merrill Lynch Fenner & Smith, Inc.    TA IDEX Asset Allocation -          C         27.93%
Jacksonville, FL                      Growth Portfolio
TA IDEX Asset Allocation - Moderate   TA IDEX Transamerica Small/Mid      A         35.32%
Growth Portfolio                      Cap Value
TA IDEX Asset Allocation - Growth     TA IDEX Transamerica Small/Mid      A         32.25%
Portfolio                             Cap Value

                                                                                   % OF SHARES OF
                                                                                     BENEFICIAL
NAME/ADDRESS                              FUND                             CLASS      INTEREST
------------                              ----                             -----   --------------
TA IDEX Asset Allocation - Moderate       TA IDEX Transamerica Small/Mid     A         20.08%
Portfolio                                 Cap Value
TA IDEX Asset Allocation - Moderate       TA IDEX PIMCO Real Return TIPS     A         47.23%
Portfolio
TA IDEX Asset Allocation - Moderate       TA IDEX PIMCO Real Return TIPS     A         29.04%
Growth Portfolio
TA IDEX Asset Allocation - Conservative   TA IDEX PIMCO Real Return TIPS     A         22.29%
Portfolio
Terry W. Lester & Gayla B. Lester         TA IDEX PIMCO Real Return TIPS     B          6.29%
Bradyville, TN
Merrill Lynch Fenner & Smith, Inc.        TA IDEX PIMCO Real Return TIPS     B          5.09%
Jacksonville, FL
Merrill Lynch Fenner & Smith, Inc.        TA IDEX PIMCO Real Return TIPS     C         32.55%
Jacksonville, FL


                                  MISCELLANEOUS

ORGANIZATION


Each fund is a series of Transamerica IDEX, a Delaware Statutory Trust that was formed by a Declaration of Trust dated February 25, 2005.


On September 20, 1996 in a tax-free reorganization, TA IDEX Janus Growth (formerly IDEX II Growth Fund) acquired all of the assets and assumed all of the liabilities of IDEX Fund and IDEX Fund 3 in exchange for Class T shares of IDEX Janus Growth which were then distributed on a pro rata basis to the respective shareholders of IDEX Fund and IDEX

Fund 3. Upon closing of the reorganization, IDEX II Series Fund changed its name to IDEX Series Fund. IDEX Series Fund became IDEX Mutual Funds effective March 1, 1999. Effective March 1, 2004, IDEX Mutual Funds changed its name to Transamerica IDEX Mutual Funds.


TA IDEX held a special meeting of shareholders on February 25, 2005 for the purposes of approving, among other things, reorganizing TA IDEX from a Massachusetts business trust to a Delaware statutory trust. The shareholders of TA IDEX approved this reorganization, funds that have been formed as part of the Delaware statutory trust and which are identical to the current funds, assumed the assets and liabilities of the current funds and the Delaware statutory trust assumed the registration statement of the Massachusetts business trust.


SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits Transamerica IDEX to issue an unlimited number of shares of beneficial interest. Shares of Transamerica IDEX are fully paid and nonassessable when issued. Shares of Transamerica IDEX have no preemptive, cumulative voting, conversion or subscription rights. Shares of Transamerica IDEX are fully transferable but Transamerica IDEX is not bound to recognize any transfer until it is recorded on the books.

The shares of beneficial interest of each fund are divided into three classes, Class A, Class B and Class C shares; TA IDEX Janus Growth includes a fourth class, Class T shares and TA IDEX Federated Tax Exempt includes a fourth class, Class M shares. Each class represents interests in the same assets of the fund and differ as follows: each class of shares has exclusive voting rights on matters pertaining to its plan of distribution or any other matter appropriately limited to that class; Class A shares (except TA IDEX Transamerica Money Market) are subject to an initial sales charge and are subject to a CDSC on purchases of $1 million or more if redeemed 24 months after purchase; Class B shares are subject to a CDSC, or back- end load, at a declining rate; Class C shares are not subject to an initial sales charge and are subject to a 1% CDSC if redeemed during the first 12 months after purchase; Class M shares of TA IDEX Federated Tax Exempt are subject to an initial sales charge and are subject to a CDSC if redeemed 18 months after purchase; Class B, Class C and Class M shares are subject to higher ongoing distribution and service fees; each class may bear differing amounts of certain class-specific expenses; and each class has a separate exchange privilege. Class T shares of TA IDEX Janus Growth are subject to an initial sales charge and are subject to a CDSC if redeemed 24 months after purchase. Class T shares have no annual distribution and service fees. Class T shares are NOT available to new investors; only existing Class T shareholders (who were shareholders of IDEX Fund or IDEX Fund 3 on September 20, 1996) may purchase additional Class T shares. Class M shares are NOT available to new investors; only existing Class M shareholders (who owned those shares as of November 11, 2002) may purchase additional Class M shares. (All shares designated as Class C shares prior to March 1, 2004 were renamed as Class C2 shares on that date. All shares designated as Class L shares prior to March 1, 2004 were renamed as Class C shares with different fees and expenses than the previous Class L shares. All shares previously designated as Class C2 shares on March 1, 2004 were converted to Class C shares on June 15, 2004. On September 24, 2004, Class M shares were converted into Class C shares, except in TA IDEX Federated Tax Exempt). Transamerica IDEX does not anticipate that there will be any conflicts between the interests of holders of the different classes of shares of the same fund by virtue of these classes. On an ongoing basis, the Board of Trustees will consider whether any such conflict exists and, if so, take appropriate action. On any matter submitted to a vote of shareholders of a series or class, each full issued and outstanding share of that series or class has one vote.

The Declaration of Trust provides that each of the Trustees will continue in office until the termination of the Trust or his earlier death, resignation, bankruptcy or removal. A meeting will be called for the election of trustees upon the written request of holders of 10% or more of the outstanding Transamerica IDEX shares. Vacancies may be filled by a majority of the remaining trustees, subject to certain limitations imposed by the 1940 Act. Therefore, it is not anticipated that annual or regular meetings of shareholders normally will be held, unless otherwise required by the Declaration of Trust or the 1940 Act. Subject to the foregoing, shareholders have the power to vote for the election and removal of trustees, to terminate or reorganize Transamerica IDEX, to amend the Declaration of Trust, on whether to bring certain derivative actions and on any other matters on which a shareholder vote is required by the 1940 Act, the Declaration of Trust, the Transamerica IDEX bylaws, or at the request of the Trustees.

INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 101 E. Kennedy Blvd., Suite 1500, Tampa, Florida 33602-4319 serves as independent registered certified public accounting firm for Transamerica IDEX.

CODES OF ETHICS

Transamerica IDEX, TFAI, each sub-adviser and AFSG each have adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of Transamerica IDEX, TFAI, a sub-adviser and AFSG from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the funds (which may also be held by persons subject to a code). There can be no assurance that the codes will be effective in preventing such activities.

PROXY VOTING POLICIES AND PROCEDURES

As detailed in the Transamerica IDEX Proxy Voting Policies and Procedures below, Transamerica IDEX uses the proxy voting policies and procedures of the sub-advisers to determine how to vote proxies relating to securities held by the Transamerica IDEX funds. The proxy voting policies and procedures of TFAI and each sub-adviser are attached hereto as Appendix A.

Transamerica IDEX files SEC Form N-PX, with the complete proxy voting records of the funds for the 12 months ended June 30th, no later than August 31st of each year. The first filing of Form N-PX was made on August 31, 2004, for the 12 month-period ending June 30, 2004. The Form is available without charge: (1) from Transamerica IDEX, upon request by calling 1-888-233-4339; and (2) on the SEC's website at www.sec.gov.

PERFORMANCE INFORMATION

Average Annual Total Return Quotation

Quotations of average annual total return for a particular class of shares of a fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the fund over periods of 1, 5, and 10 years. These are the average annual compounded rates of return that would equate the initial amount invested to the ending redeemable value. These rates of return are calculated pursuant to the following formula:

                                 P(1 + T)n = ERV

Where:
   P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and
ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

Average Annual Total Return (After Taxes on Distributions) Quotation

Each fund may, from time to time, include "total return after taxes on distributions" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a fund over periods of 1, 5 and 10 years (up to the life of the fund), calculated pursuant to the following formula which is prescribed by the SEC:

                                P(1 + T)(n) = ATV(D)

Where:
   P = a hypothetical initial payment of $1,000, T = the average annual total return (after taxes on distributions), n = the number of years, and
ATV(D) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemptions.

All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The calculations do not consider any potential tax liabilities other than federal tax liability.

From time to time, a fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the fund from the beginning date of the measuring period. These figures reflect changes in the price of the fund's shares and assume that any income dividends and/or capital gains distributions made by the fund during the period were reinvested in shares of the fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the fund's operations, or on a year-by-year basis).

Average Annual Total Return (After Taxes on Distributions and Redemption) Quotation

Each fund may, from time to time, include "total return after taxes on distributions and redemption" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions and redemption will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a fund over periods of 1, 5 and 10 years (up to the life of the fund), calculated pursuant to the following formula which is prescribed by the SEC:

                                P(1 + T)(n) = ATV(DR)

Where:
   P = a hypothetical initial payment of $1,000, T = the average annual total return (after taxes on distributions), n = the number of years, and
ATV(DR) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The ending value is determined by subtracting capital gain taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. The calculations do not consider any potential tax liabilities other than federal tax liability.

From time to time, a fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the fund from the beginning date of the measuring period. These figures reflect changes in the price of the fund's shares and assume that any income dividends and/or capital gains distributions made by the fund during the period were reinvested in shares of the fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the fund's operations, or on a year-by-year basis).

The current yield for a particular class of shares of each of TA IDEX Transamerica Flexible Income, TA IDEX Asset Allocation - Conservative Portfolio, TA IDEX PIMCO Total Return, TA IDEX PIMCO Real Return TIPS, TA IDEX Transamerica Convertible Securities, TA IDEX Federated Tax Exempt, TA IDEX Transamerica Conservative High-Yield Bond, TA IDEX Transamerica Balanced or TA IDEX Transamerica Value Balanced is computed in accordance with a standardized method prescribed by rules of the SEC. The yield is computed by dividing the fund's investment income per share earned during a particular 30-day base period (including dividends, if any and interest earned, minus expenses excluding reductions for affiliated brokerage and custody earnings credits accrued during the period) by the maximum offering price per share on the last day of the base period and then annualizing the result.

The tax equivalent yield of TA IDEX Federated Tax Exempt is computed by dividing that portion of the yield (as computed above) which is tax-exempt by one minus an assumed tax rate of 28% and adding the product to that portion, if any, of the fund's yield that is not tax-exempt.

TA IDEX TRANSAMERICA MONEY MARKET PERFORMANCE

From time to time, Transamerica IDEX may advertise performance for TA IDEX Transamerica Money Market, including "yield." This figure is based upon historical earnings and is not representative of the future performance of the fund. The yield of the fund refers to the net investment income generated by a hypothetical investment in the fund over a specific seven-day period. This net investment income is then annualized, which means that the net investment income generated during the seven-day period is assumed to be generated each week over an annual period and is shown as a percentage of the investment.

The fund's seven-day yield is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. Under that method, the yield quotation is based on a seven-day period and is computed for the fund as follows: The first calculation is net investment income per share, which is accrued interest on portfolio securities, plus or minus amortized discount or premium, less accrued expenses. This number is then divided by the price per share (expected to remain constant at $1.00) at the beginning of the period ("base period return"). The result is then divided by 7 and multiplied by 365 and the resulting yield figure is carried to the nearest one-hundredth of one percent.

Realized capital gains or losses and unrealized appreciation or depreciation of investments are not included in the calculations.

The fund's seven-day effective yield is determined by taking the base period return (computed as described above) and calculating the effect of assumed compounding. The formula for the seven-day effective yield is: (seven-day base period return +1) 365/7-1. The fund may also advertise a thirty-day effective yield in which case the formula is (thirty-day base period return +1) 365/30-1.

Average annual total return ("AATR") is found for a specific period by first taking a hypothetical $1,000 investment ("initial investment") on the first day of the period and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all dividends have been reinvested at net asset value on the reinvestment dates.

Total return is not calculated according to a standard formula, except when calculated for the "Financial Highlights" table in the financial statements. Total return is calculated similarly to AATR but is not annualized. It may be shown as a percentage on the increased dollar value of the hypothetical investment over the period.

                              FINANCIAL STATEMENTS

Audited financial statements for the funds for the fiscal year ended October 31, 2004 are incorporated by reference from the Transamerica IDEX Annual Report dated October 31, 2004.

                                   APPENDIX A

             TRANSAMERICA IDEX PROXY VOTING POLICIES AND PROCEDURES

I. STATEMENT OF PRINCIPLE

Transamerica IDEX seeks to assure that proxies received by the funds are voted in the best interests of the funds' stockholders and have accordingly adopted these procedures.

II. DELEGATION OF PROXY VOTING/ADOPTION OF ADVISER AND SUB-ADVISER POLICIES

Each fund delegates the authority to vote proxies related to portfolio securities to Transamerica Fund Advisors, Inc. (the "Adviser"), as investment adviser to Transamerica IDEX, which in turn delegates proxy voting authority for most portfolios of Transamerica IDEX to the sub-adviser retained to provide day-to-day portfolio management for that fund. The Board of Trustees of Transamerica IDEX adopts the proxy voting policies and procedures of the adviser and sub-advisers as the proxy voting policies and procedures that will be used by each of these respective entities when exercising voting authority on behalf of Transamerica IDEX.

III. PROXY COMMITTEE

The Board of Trustees of Transamerica IDEX has appointed a committee of the Board (the "Proxy Committee") for the purpose of providing the funds' consent to vote in matters where the adviser or sub-adviser seeks such consent because of a conflict of interest that arises in connection with a particular vote, or for other reasons. The Proxy Committee also may review the adviser's and each sub-adviser's proxy voting policies and procedures in lieu of submission of the policies and procedures to the entire Board for approval.

IV. ANNUAL REVIEW OF PROXY VOTING POLICIES OF ADVISER AND SUB-ADVISERS

The Board of Trustees of Transamerica IDEX or the Proxy Committee of Transamerica IDEX will review on an annual basis the proxy voting policies of the adviser and sub-advisers applicable to Transamerica IDEX.

TRANSAMERICA FUND ADVISORS, INC.

PROXY VOTING POLICIES AND PROCEDURES ("TFAI PROXY POLICY")

PURPOSE. The TFAI Proxy Policy is adopted in accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the "Advisers Act") and TFAI's fiduciary and other duties to its clients. The purpose of the TFAI Proxy Policy is to ensure that where TFAI exercises proxy voting authority with respect to client securities it does so in the best interests of the client, and that Sub-Advisers (as defined below) to TFAI clients exercise voting authority with respect to TFAI client securities in accordance with policies and procedures adopted by the Sub-Advisers under Rule 206(4)-6 and approved by the TFAI client.

TFAI'S ADVISORY ACTIVITIES. TFAI acts as investment adviser to IDEX Mutual Funds, Transamerica Income Shares, Inc., Transamerica Index Funds, Inc., Transamerica Occidental Separate Account Fund B and AEGON/Transamerica Series Fund, Inc. (collectively, the "Funds"). For most of the investment portfolios comprising the Funds, TFAI has delegated day-to-day management of the portfolio, including the authority to buy, sell, or hold securities in the portfolio and to exercise proxy voting authority with respect to those securities, to one or more investment sub-advisers, pursuant to sub-advisory agreements entered into between TFAI and each sub-adviser (each, a "Sub-Adviser" and collectively, the "Sub-Advisers") and approved by the Board of Trustees/Directors/Managers of the client Fund (the "Board"). TFAI serves as a "manager of managers" with respect to the Sub-Advisers and monitors their activities in accordance with the terms of an exemptive order granted by the Securities and Exchange Commission (Release No. IC-23379, August 5, 1998).

SUMMARY OF THE TFAI PROXY POLICY. TFAI delegates the responsibility to exercise voting authority with respect to securities held in the Funds' portfolios for which one or more Sub-Advisers has been retained to the Sub-Adviser(s) for each such portfolio, in accordance with each applicable Sub-Adviser Proxy Policy (as defined below). TFAI will collect and review each Sub-Adviser Proxy Policy, together with a certification from the Sub-Adviser that the Sub-Adviser Proxy Policy complies with Rule 206(4)-6, and submit these materials to the Board for approval. In the event that TFAI is called upon to exercise voting authority with respect to client securities, TFAI generally will vote in accordance with the recommendation of Institutional Shareholder Services, Inc. ("ISS") or another qualified independent third party, except that if TFAI believes the recommendation would not be in the best interest of the relevant portfolio and its shareholders, TFAI will consult the Board of the relevant Fund (or a Committee of the Board) and vote in accordance with instructions from the Board or Committee.

DELEGATION OF PROXY VOTING AUTHORITY TO SUB-ADVISERS. TFAI delegates to each Sub-Adviser the responsibility to exercise voting authority with respect to securities held by the portfolio(s), or portion thereof, managed by the Sub-Adviser. Each Sub-Adviser is responsible for monitoring, evaluating and voting on all proxy matters with regard to investments the Sub-Adviser manages for the Funds in accordance with the Sub-Adviser's proxy voting policies and procedures adopted to comply with Rule 206(4)-6 (each, a "Sub-Adviser Proxy Policy" and collectively, the "Sub-Adviser Proxy Policies").

ADMINISTRATION, REVIEW AND SUBMISSION TO BOARD OF SUB-ADVISER PROXY POLICIES - APPOINTMENT OF PROXY ADMINISTRATOR. TFAI will appoint an officer to be responsible for collecting and reviewing the Sub-Adviser Proxy Policies and carrying out the other duties set forth herein (the "Proxy Administrator").

INITIAL REVIEW. On or before July 1, 2003, the Proxy Administrator will collect from each Sub-Adviser:

-    its Sub-Adviser Proxy Policy;

- a certification from the Sub-Adviser that (i) its Sub-Adviser Proxy Policy is reasonably designed to ensure that the Sub-Adviser votes client securities in the best interest of clients, and that the Sub-Adviser Proxy Policy includes an explanation of how the Sub-Adviser addresses material conflicts that may arise between the Sub-Adviser's interests and those of its clients, (ii) the Sub-Adviser Proxy Policy has been adopted in accordance with Rule 206(4)-6, and (iii) the Sub-Adviser Proxy Policy complies the terms of Rule 206(4)-6; and

- a summary of the Sub-Adviser Proxy Policy suitable for inclusion in the client Fund's registration statement, in compliance with Item 13(f) of Form N-1A, and a certification to that effect.

- The Proxy Administrator will review each Sub-Adviser Proxy Policy with a view to TFAI making a recommendation to the Board. In conducting its review, TFAI recognizes that the Securities and Exchange Commission has not adopted specific policies or procedures for advisers, or provided a list of approved procedures, but has left advisers the flexibility to craft policies and procedures suitable to their business and the nature of the conflicts they may face. As a consequence, Sub-Adviser Proxy Policies are likely to differ widely. Accordingly, the Proxy Administrator's review of the Sub-Adviser Proxy Policies will be limited to addressing the following matters:

     - whether the Sub-Adviser Proxy Policy provides that the Sub-Adviser votes solely in the best interests of clients;

     - whether the Sub-Adviser Proxy Policy includes a description of how the Sub-Adviser addresses material conflicts of interest that may arise between the Sub-Adviser or its affiliates and its clients; and

     - whether the Sub-Adviser Proxy Policy includes both general policies and procedures as well as policies with respect to specific types of issues (for this purpose general policies include any delegation to a third party, policies relating to matters that may substantially affect the rights or privileges of security holders, and policies regarding the extent of weight given to the view of the portfolio company management; specific issues include corporate governance matters, changes to capital structure, stock option plans and other management compensation issues, and social corporate responsibility issues, among others).

- The Proxy Administrator will review the certification provided pursuant to paragraph 1(b) above for completeness, and will review the summary provided pursuant to paragraph 1(c) above for compliance with the requirements of Form N-1A.

- TFAI will provide to the Board (or a Board Committee), the materials referred to in Section V.B.1. and a recommendation pursuant to the Proxy Administrator's review of the Sub-Adviser Proxy Policy provided for in
     Section V.B.2.

- TFAI will follow the same procedure in connection with the engagement of any new Sub-Adviser.

-    Subsequent Review

- TFAI will request that each Sub-Adviser provide TFAI with prompt notice of any material change in its Sub-Adviser Proxy Policy. TFAI will report any such changes at the next quarterly Board meeting of the applicable Fund. No less frequently than once each calendar year, TFAI will request that each Sub-Adviser provide TFAI with its current Sub-Adviser Proxy Policy, or certify that there have been no material changes to its Sub-Adviser Proxy Policy or that all material changes have been previously provided for review by TFAI and approval by the relevant Board(s), and that the Sub-Adviser Proxy Policy continues to comply with Rule 206(4)-6.

RECORD OF PROXY VOTES EXERCISED BY SUB-ADVISER. The Proxy Administrator, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), will maintain a record of any proxy votes (including the information called for in Items 1(a) through (i) of Form N-PX) exercised by the Sub-Adviser on behalf of a portfolio of the Funds. The Proxy Administrator, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), will maintain a complete proxy voting record with respect to each Fund. If TFAI utilizes the services of a third party for maintaining the records above specified, TFAI shall obtain an undertaking from the third party that it will provide the records promptly upon request.

TFAI EXERCISE OF PROXY VOTING AUTHORITY - USE OF INDEPENDENT THIRD PARTY. If TFAI is called upon to exercise voting authority on behalf of a Fund client, TFAI will vote in accordance with the recommendations of ISS or another qualified independent third party (the "Independent Third Party"), provided that TFAI agrees that the voting recommendation issued by the Independent Third Party reflects the best interests of the relevant portfolio and its shareholders.

CONFLICT WITH VIEW OF INDEPENDENT THIRD PARTY. If, in its review of the Independent Third Party recommendation, TFAI believes that the recommendation is not in the best interests of the Fund client, TFAI will submit to the Board (or a Board Committee) its reasons for disagreeing with the Independent Third Party, as well as full disclosure of any conflict of interest between TFAI or its affiliates and the Fund in connection with the vote, and seek consent of the Board (or Committee) with respect to TFAI's proposed vote.

ASSET ALLOCATION PORTFOLIOS. For any asset allocation portfolio managed by TFAI and operated, in whole or in part, as a "fund of funds", TFAI will vote proxies in accordance with the recommendations of the Board(s) of the Fund(s). If any such asset allocation portfolio holds shares of a registered investment company that is not a portfolio of a Fund, TFAI will seek Board (or Committee) consent with respect to TFAI's proposed vote in accordance with the provisions of
Section VI.B.

CONFLICTS OF INTEREST BETWEEN TFAI OR ITS AFFILIATES AND THE FUNDS. The TFAI Proxy Voting Policy addresses material conflicts that may arise between TFAI or its affiliates and the Funds by, in every case where TFAI exercises voting discretion, either (i) providing for voting in accordance with the recommendation of the Independent Third Party or Board(s); or (ii) obtaining the consent of the Board (or a Board Committee) with full disclosure of the conflict.

RECORDKEEPING - RECORDS GENERALLY MAINTAINED. In accordance with Rule 204-2(c)(2) under the Advisers Act, the Proxy Administrator shall cause TFAI to maintain the following records:

-    the TFAI Proxy Voting Policy; and

-    records of Fund client requests for TFAI proxy voting information.

RECORDS FOR TFAI EXERCISE OF PROXY VOTING AUTHORITY. In accordance with Rule 204-2(c)(2) under the Advisers Act, if TFAI exercises proxy voting authority pursuant to Section VI above, TFAI, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), shall make and maintain the following records:

- proxy statements received regarding matters it has voted on behalf of Fund clients;

-    records of votes cast by TFAI; and

- copies of any documents created by TFAI that were material to deciding how to vote proxies on behalf of Fund clients or that memorialize the basis for such a decision.

If TFAI utilizes the services of a third party for maintaining the records above specified, TFAI shall obtain an undertaking from the third party that it will provide the records promptly upon request.

RECORDS PERTAINING TO SUB-ADVISER PROXY POLICIES. The Proxy Administrator will cause TFAI and/or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), to maintain the following records:

-    each Sub-Adviser Proxy Policy; and

-    the materials delineated in Article V above.

If TFAI utilizes the services of a third party for maintaining the records above specified, TFAI shall obtain an undertaking from the third party that it will provide the records promptly upon request.

TIME PERIODS FOR RECORD RETENTION. All books and records required to maintain under this Section VIII will be maintained in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on the record, the first two years in an appropriate office of TFAI.

PROVISION OF TFAI PROXY POLICY TO FUND CLIENTS. The Proxy Administrator will provide each Fund's Board (or a Board Committee) a copy of the TFAI Proxy Policy at least once each calendar year.

AEGON USA INVESTMENT MANAGEMENT, LLC

Not Applicable

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

PROXY VOTING GUIDELINES. The Manager is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. In exercising its voting obligations, the Manager is guided by general fiduciary principles. It must act prudently, solely in the interest of the funds, and for the exclusive purpose of providing benefits to them. The Manager attempts to consider all factors of its vote that could affect the value of the investment. The funds' board of [directors/trustees] has approved the Manager's Proxy Voting Guidelines to govern the Manager's proxy voting activities.

The Manager and the board have agreed on certain significant contributors to shareholder value with respect to a number of matters that are often the subject of proxy solicitations for shareholder meetings. The Proxy Voting Guidelines specifically address these considerations and establish a framework for the Manager's consideration of the vote that would be appropriate for the funds. In particular, the Proxy Voting Guidelines outline principles and factors to be considered in the exercise of voting authority for proposals addressing:

-    Election of Directors

-    Ratification of Selection of Auditors

-    Equity-Based Compensation Plans

-    Anti-Takeover Proposals

     -    Cumulative Voting

     -    Staggered Boards

     -    "Blank Check" Preferred Stock

     -    Elimination of Preemptive Rights

     -    Non-targeted Share Repurchase

     -    Increase in Authorized Common Stock

     -    "Supermajority" Voting Provisions or Super Voting Share Classes

     -    "Fair Price" Amendments

     -    Limiting the Right to Call Special Shareholder Meetings

     -    Poison Pills or Shareholder Rights Plans

     -    Golden Parachutes

     -    Reincorporation

     -    Confidential Voting

     -    Opting In or Out of State Takeover Laws

-    Shareholder Proposals Involving Social, Moral or Ethical Matters

-    Anti-Greenmail Proposals

-    Changes to Indemnification Provisions

-    Non-Stock Incentive Plans

-    Director Tenure

-    Directors' Stock Options Plans

-    Director Share Ownership

Finally, the Proxy Voting Guidelines establish procedures for voting of proxies in cases in which the Manager may have a potential conflict of interest. Companies with which the Manager has direct business relationships could theoretically use these relationships to attempt to unduly influence the manner in which American Century votes on matters for the funds. To ensure that such a conflict of interest does not affect proxy votes cast for the funds, all discretionary (including case-by-case) voting for these companies will be voted in direct consultation with a committee of the independent directors of the funds.

A copy of the Manager's current Proxy Voting Guidelines are available on the funds' website at www.americancentury.com.

ING CLARION REAL ESTATE SECURITIES LP

PROXY VOTING POLICIES AND PROCEDURES (AS OF JULY 31, 2004)

Proxy voting is an important right of shareholders, and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When ING Clarion Real Estate Securities ("Clarion") has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures.

It will be the responsibility of the Compliance Officer to keep a record of each proxy received, forward the proxy to the appropriate analyst, and determine which accounts managed by Clarion hold the security to which the proxy relates. Additionally, the Compliance Officer will provide Clarion's proxy voting agent, Investor Responsibility Research Center ("IRRC"), with a list of accounts that hold the security, together with the number of votes each account controls, and will coordinate with IRRC and the analyst to ensure the vote decision is processed in a timely fashion. The Compliance Officer will monitor IRRC to assure that all proxies are being properly voted and appropriate records are being retained. IRRC retains a copy of each proxy statement that IRRC receives on Clarion's behalf, and these statements will be available to Clarion upon request. Additionally, Clarion will rely on IRRC to retain a copy of the votes cast, also available to Clarion upon request.

In the absence of specific voting guidelines from the client, Clarion will vote proxies in the best interests of each particular client, which may result in different voting results for proxies for the same issuer. The Compliance Officer will identify any conflicts that exist between the interests of Clarion and its clients. This examination will include a review of the relationship of Clarion and its affiliates with the issuer of each security (and any of the issuer's affiliates) to determine if the issuer is a client of Clarion, or an affiliate of Clarion, or has some other relationship with Clarion or a client of Clarion. If a material conflict exists, Clarion will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the client. Clarion will also determine whether it is appropriate to disclose the conflict to the affected clients and, except in the case of clients that are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), will give the clients the opportunity to vote their proxies themselves. In the case of ERISA clients, if the Investment Management Agreement reserves to the ERISA client the authority to vote proxies when Clarion determines it has a material conflict that affects its best judgment as an ERISA fiduciary, Clarion will give the ERISA client the opportunity to vote the proxies themselves.

The Compliance Officer will maintain files relating to Clarion's proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of Clarion. These files will include (1) copies of the proxy voting policies and procedures and any amendments thereto, (2) a copy of any document Clarion created that was material to making a decision how to vote proxies or that memorializes that decision, and (3) a copy of each written client request for information on how Clarion voted such client's proxies and a copy of any written response to any (written or oral) client request for information on how Clarion voted its proxies.

Clients may contact the Compliance Officer, Heather A. Trudel, via e-mail at heather.trudel@ingclarion.com, or telephone (610) 995-8907, to obtain a copy of these policies and procedures or to request information on such client's proxies. A written response will list, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer, (2) the proposal voted upon, and (3) how Clarion voted the client's proxy.

FEDERATED INVESTMENT MANAGEMENT COMPANY

FEDERATED INVESTORS PROXY VOTING POLICIES AND PRACTICES. Federated Investment Management Company, Federated Global Investment Management Corp., Federated Investment Counseling and Passport Research Ltd. (collectively the "Advisers") have adopted the following procedures to implement their proxy voting policies and practices (the "Proxy Policies") in compliance with Rule 206(4)-6 of the 1940 Act. These Proxy Policies shall also apply to any investment company registered under the 1940 Act for which an Adviser serves as an "investment adviser" (as defined in Section 2(a)(20) of the 1940 Act), provided that the board of directors or trustees of such investment company has delegated to the Adviser authority to vote the investment company's proxies.

GENERAL POLICY. Unless otherwise directed by a client or the board of directors or trustees of an investment company, it is the policy of the Advisers to cast proxy votes in favor of proposals that the Advisers anticipate will enhance the long-term value of the securities being voted. Generally, this will mean voting for proposals that the Advisers believe will (a) improve the management of a company, (b) increase the rights or preferences of the voted securities or (c) increase the chance that a premium offer would be made for the company or for the voted securities. Nothing in these policies shall be deemed to limit the securities that the Advisers may purchase or hold on behalf of their clients.

APPLICATION TO SPECIFIC PROPOSALS. The following examples illustrate how this general policy may apply to proposals submitted by a company's board of directors (or similar governing body, the "board," and the individuals comprising a board, the "directors") for approval or ratification by holders of the company's voting securities. However, whether the Advisers support or oppose a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

CORPORATE GOVERNANCE. Generally, the Advisers will vote proxies:

- In favor of the full slate of directors nominated in an uncontested election;

- In favor of a proposal to require a company's audit committee to be comprised entirely of independent directors;

- In favor of a proposal to require independent tabulation of proxies and/or confidential voting of shareholders;

- In favor of a proposal to reorganize in another jurisdiction, unless it would reduce the rights or preferences of the securities being voted;

-    In favor of a proposal to ratify the board's selection of auditors, unless:
     (a) compensation for non-audit services exceeded 50% of the total compensation received from the company, or (b) the previous auditor was dismissed because of a disagreement with the company; and

- In favor of a proposal to repeal a shareholder rights plan (also known as a "poison pill") and against the adoption of such a plan, unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company.

CAPITAL STRUCTURE. Generally, the Advisers will vote proxies:

- Against a proposal to authorize or issue shares that are senior in priority or voting rights to the voted securities;

- In favor of a proposal to reduce the amount of shares authorized for issuance (subject to adequate provisions for outstanding convertible securities, options, warrants, rights and other existing obligations to issue shares);

- In favor of a proposal to grant preemptive rights to the securities being voted and against a proposal to eliminate such preemptive rights; and

-    In favor of a proposal authorizing a stock repurchase program.

COMPENSATION AND STOCK OPTION PLANS. Generally, the Advisers will vote proxies:

- In favor of stock incentive plans (including plans for directors) that align the recipients of stock incentives with the interests of shareholders, without creating undue dilution;

- Against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms (e.g., lower purchase prices or easier vesting requirements); and

- Against executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.

CORPORATE TRANSACTIONS AND CONTESTED ELECTIONS. The Advisers will vote proxies relating to proposed mergers, purchases and sales of assets, capital reorganizations and similar transactions in accordance with the general policy, based upon the Advisers' analysis of the terms, conditions and anticipated results of the proposed transaction. The Advisers will vote proxies in contested elections of directors in accordance with the general policy, based upon the Advisers' analysis of the opposing slates and their proposed business strategy. When the company's board or another party involved in a proposed transaction or change in the board submits proposals for the purpose of facilitating or impeding such transaction or change, the Advisers will cast their proxies based on their evaluation of the proposed transaction or change to the board. In these circumstances, the Advisers may vote in a manner contrary to their general practice for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if the Advisers decide to vote against a proposed transaction, they may vote in favor of anti-takeover measures reasonably designed to prevent the transaction.

SHAREHOLDER PROPOSALS. The Advisers generally vote proxies against proposals submitted by shareholders without the favorable recommendation of a company's board. The Advisers believe that a company's board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board. The Advisers intend to limit exceptions to this practice to shareholder proposals that the Advisers regard as (a) likely to result in an immediate and favorable improvement in the price of the voted security and (b) unlikely to be adopted by the company's board in the absence of shareholder direction.

COST/BENEFIT ANALYSIS. Notwithstanding the foregoing policies and practices, the Advisers shall not vote any proxy if they determine that the consequences or costs of voting outweigh the potential benefit of casting a proxy for their clients. For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares illiquid), the Advisers will not vote proxies for such shares. In addition, the Advisers shall not be obligated to incur any expense to send a representative to a shareholder meeting or to translate proxy materials into English. Finally, with respect to an investment company that seeks to produce the returns of an index (an "Index Fund") by investing in large numbers of the securities without independent evaluation by the Advisers, the Advisers will vote its proxies as follows:

- In accordance with any general guideline adopted by the Adviser with respect to issues subject to the proxies;

- If the Advisers are directing votes for the same proxy on behalf of non-Index Funds, in the same manner as the non-Index Funds;

- If neither of the first two conditions apply, as recommended by a sub-adviser to the Index Fund; and

-    If none of the previous conditions apply, as recommended by the board;

in each case, without independent analysis by the Advisers of the Index Fund's interest in the proxy.

FEDERATED INVESTORS PROXY VOTING PROCEDURES. Federated Investment Management Company, Federated Global Investment Management Corp., Federated Investment Counseling and Passport Research Ltd. (collectively the "Advisers") have adopted the following procedures to implement their Proxy Voting Policies and Practices (the "Proxy Policies") in compliance with Rule 206(4)-6 of the Advisers Act.

PROXY VOTING COMMITTEE. The Advisers hereby establish a Proxy Voting Committee (the "Committee") consisting of the following individuals:

-    President of the Advisers (Keith Schappert)

-    Vice Chairman of the Advisers (J. Thomas Madden)

-    Chief Investment Officer for Global Equity (Stephen Auth)

-    Director of Global Equity Research of the Advisers (Christopher Corapi)

-    Investment Management Administrator (Lori Wolff)

A majority of the Committee will exercise all voting discretion granted to the Advisers by their clients or the investment companies that they manage in accordance with the Proxy Policies. The Committee will adopt such practices as it deems appropriate to regulate its meetings and means of directing votes, including directions authorized by voice or electronic messages.

EMPLOYMENT OF PROXY VOTING SERVICES. The Advisers have hired Investor Responsibility Research Center ("IRRC") to obtain, vote and record proxies in accordance with the directions of the Committee. The Committee shall direct IRRC by completing Proxy Voting Guidelines in such form as IRRC may require. IRRC may vote any proxy as directed in the Proxy Voting Guidelines without further direction from the Committee and may make any determinations required to implement the Proxy Voting Guidelines. However, if the Proxy Voting Guidelines require case-by-case direction for a proposal, IRRC shall provide the Committee with all information that it has obtained regarding the proposal and the Committee will provide specific direction to IRRC. The Committee shall provide such direction in a timely manner. Subject to the provisions of these Procedures relating to conflicts of interest, the Committee may amend the Proxy Voting Guidelines, or override the directions provided in such Guidelines, whenever the Committee deems it necessary to comply with the Proxy Policies. The Advisers and IRRC shall take the following steps to implement these procedures:

- The Advisers shall cause IRRC to receive a list of all voting securities (both domestic and international) held in portfolios managed by the Advisers, updated daily.

- The Advisers shall execute and deliver to IRRC a limited power of attorney to cast ballots on behalf of the Advisers' clients.

- IRRC shall verify portfolio holdings (other than securities on loan) on the record date for any proxy with the custodian of the voting securities to confirm that IRRC has received ballots for all such voting securities on the record date.

- If IRRC has not received ballots for all voting securities, IRRC will contact the Advisers and assist in obtaining the missing ballots from the custodians.

- IRRC will provide monthly reports to the Committee of proxies voted. IRRC will also compile and provide such other reports as the Advisers are required to provide to their clients or file with the Securities and Exchange Commission.

CONFLICTS OF INTEREST. A significant business relationship between the Advisers and a company involved with a proxy vote may give rise to an apparent or actual conflict of interest. For purposes of these procedures, a company with a "significant business relationship with the Advisers" includes: (a) any company for which an Adviser manages any investments of the company, any plan sponsored by the company or any affiliated person of the company, (b) any investment company for which an Adviser acts as an investment adviser and any affiliated person of such an investment company and (c) any company that has another form of significant business relationship with an affiliated person of the Adviser. A company that is a proponent, opponent or the subject of a proxy vote, and which to the knowledge of the Committee has a significant business relationship with the Advisers, is referred to as an "Interested Company." The terms "affiliated person" and "investment adviser" shall be interpreted according to the definitions provided by Section 2(a) of the 1940 Act.

In order to avoid concerns that the conflicting interests of the Advisers have influenced proxy votes, the Advisers will take the following steps:

- Any employee of the Advisers who is contacted by an Interested Company regarding proxies to be voted by the Advisers shall refer the Interested Company to a member of the Committee. Any such employee shall inform the Interested Company that the Committee has exclusive authority to determine how the Adviser will exercise its voting discretion.

- Any Committee member contacted by an Interested Company shall report it to the full Committee and provide a written summary of the communication. Under no circumstances will the Committee or any member of the Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Committee has directed such proxies to be voted.

- If the Proxy Voting Guidelines already provide specific direction on the proposal regarding which the Interested Company contacted the Committee, the Committee shall not alter or amend such directions. If the Proxy Voting Guidelines require further direction from the Committee, the Committee shall provide such direction in accordance with the Proxy Policies, without regard for the interests of the Advisers with respect to the Interested Company.

- If the Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, the Committee shall disclose to the clients (or, in the case of an investment company, its Board of Directors or Trustees) on behalf of whom proxies were cast:

     - That the Advisers have a significant business relationship with the Interested Company;

     -    The proposals regarding which proxies were cast;

     - Any material communications between the Advisers and the Interested Company regarding the proposal; and

     - Whether the Advisers voted for or against the proposal (or abstained from voting) and the reasons for its decision.

- Unless otherwise directed by the client (or in the case of an investment company, its Board of Directors or Trustees) that holds shares of another investment company for which an Adviser acts as an investment adviser, the Committee will vote the client's proxies in the same proportion as the votes cast by shareholders who are not clients of the Advisers at any shareholders meeting called by such investment company.

RECORDKEEPING. The Advisers shall keep copies of the Proxy Policies and of these Procedures in their offices. IRRC shall maintain copies of each proxy statement received on behalf of the Advisers' clients and a record of the vote cast on behalf of each client, and provide them as directed by the Advisers promptly upon the Advisers request. The Committee shall keep copies of (a) any document created by an employee of the Advisers that was material to the Committee's directions regarding how to vote proxies or that memorializes the basis for their decision (including any voting guidelines directed to IRRC), (b) any written client request for information on how a client's proxies were voted and
(c) any written response to such a request (whether written or oral). All such copies shall be maintained for the time and in the manner required by Rule 204-2(e)(1) (i.e., in an easily accessible place for a period of not less than five years).

GREAT COMPANIES, L.L.C.

          PROXY VOTING POLICY (ISSUE DATE: 2/11/02, AMENDED 6/5/03)

I. INTRODUCTION. Great Companies, LLC Proxy Voting Policy specifically outlines the firm's philosophy and practices of voting on assets under management pursuant to guidelines under the Employee Retirement Income Security Act of 1974 (ERISA) and guidance provided by other regulatory bodies for non-ERISA accounts. This policy and its accompanying sections apply to voting of proxies on securities held in all firm investment portfolios. In addition, this policy provides guidance on the appropriateness under ERISA of active monitoring of corporate management by plan fiduciaries. Great Companies, LLC has designated a third party service Institutional Shareholder Services to act on its behalf to provide guidance on proxy voting issues for companies' shares which are under control by the firm through it's advisory or sub-adviser role pursuant to existing advisory agreements. This policy is applicable only to supervised assets under management.

The fiduciary duties described in ERISA Sec. 404(a)(1)(A) and (B), require that, in voting proxies, the responsible fiduciary consider those factors that may affect the value of the plan's investment and not subordinate the interests of the participants and beneficiaries in their retirement income to unrelated objectives. These duties also require that the named fiduciary appointing an investment manager periodically monitor the activities of the investment manager with respect to the management of plan assets, including decisions made and actions taken by the investment manager with regard to proxy voting decisions. The named fiduciary must carry out this responsibility solely in the interest of the participants and beneficiaries and without regard to its relationship to the plan sponsor.

It is the firm's view that compliance with this proxy policy necessitates proper documentation of the activities that are subject to monitoring. Thus, the firm is required to maintain accurate records as to proxy voting. Moreover, if the named fiduciary is to be able to carry out its responsibilities under ERISA Sec. 404(a) in determining whether the firm is fulfilling its fiduciary obligations in investing plans assets in a manner that justifies the continuation of the management appointment, the proxy voting records must enable the named fiduciary to review not only the firm's voting procedure with respect to plan-owned stock, but also to review the actions taken in individual proxy voting situations.

The fiduciary obligations of prudence and loyalty to plan participants and beneficiaries require the firm to vote proxies on issues that may affect the value of the plan's investment. Although the same principles apply to proxies appurtenant to shares of foreign corporations, the firm recognizes that in voting such proxies, plans may, in some cases, incur additional costs. Thus, Great Companies should consider whether the plan's vote, either by itself or together with the votes of other shareholders, is expected to have an effect on the value of the plan's investment that will outweigh the cost of voting. Moreover, the firm, in deciding whether to purchase shares of a foreign corporation, should consider whether the difficulty and expense in voting the shares is reflected in its market price. This shall be applicable only to non-ADR shares.

II. INVESTMENT ADVISERS ACT OF 1940--RULE 206(4)-6 REVISED RULE. Rule 206(4)-2 under the Advisers Act requires investment companies such as the TA IDEX funds and their investment Advisers, and other SEC registered management companies to adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of its clients. Great Companies, LLC has in place written policies and procedures for Proxy Voting that outlines the firm's philosophy and practices of voting on fully discretional assets under management pursuant to guidelines under the Employee Retirement Income Security Act of 1974 (ERISA) and guidance provided by other regulatory bodies for non ERISA clients. The firm's Investment Adviser Service Agreement expressly authorized the firm to vote proxies on behalf of clients unless notified in writing by the client that such services shall be the responsibility of the client.

Decisions on voting of proxies will be made by the Adviser unless the client specifically directs otherwise in writing. If the Client so directs that it or another party shall vote proxies, then the Adviser shall have no liability or responsibility whatsoever in connection with the voting of such proxies. If the Adviser retains the responsibility to vote proxies, the Client acknowledges that the Adviser may exercise such vote. The Client also acknowledges that the Adviser may retain an independent third party proxy voting service to facilitate the voting of proxies.

Great Companies, LLC utilizes Institutional Shareholder Services, Inc., ("ISS") a non-affiliated, independent third party service to vote proxies on behalf of clients of the firm. The company provides detailed reports on votes cast on behalf of the firm's clients and such votes are made available via electronic media for dissemination. A full version of the firm's policy may be obtained upon request or via the company's website at www.greatcompanies.com or by phone at 1-800-538-5111.

III. CONFLICT OF INTEREST. It is the policy of Great Companies, LLC to always in the opinion of the firm, to vote proxies in the best interests of its clients. The duty of care requires an adviser with proxy voting authority to monitor corporate actions and to vote the proxies. To satisfy its duty of loyalty, Great Companies, LLC must cast the proxy votes in a manner consistent with the best interests of its clients, and must never put Great Companies' own interests above those of its client.

It is the policy of the firm to vote client securities in accordance with a pre-determined policy, based upon the recommendations of an independent third party, Institutional Shareholder Services, and when applicable upon the discretion of the firm's portfolio management team.

It is difficult to determine what conflicts may arise in the proxy voting process due to the numerous scenarios which could arise. For material conflicts of interest that arise within the proxy voting process, the firm will seek the clients' consent in writing and disclose all material conflicts to each client before voting. Great Companies, LLC seeking client consent must provide the client with sufficient information regarding the shareholder vote and the adviser's conflict so that the client can make an informed decision whether or not to consent. Absent disclosure and client consent, Great Companies, LLC must


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take other steps designed to ensure, and must be able to demonstrate that these steps resulted in, a voting decision that was based on the client's best interest. The firm's portfolio management team and or Compliance Officer will be responsible for documenting all issues relating to any particular conflict in accordance with the firms Document & Electronic Communication Retention Policy.

It is the position of the Great Companies, LLC that in some cases, the firm may decide to expressly give the vote back to the client or it's designee (of course, the client must accept this responsibility in writing) the discretionary authority to vote the proxy directly in the event that a material conflict occurs.

It is the policy of the firm that it shall provide all clients with a copy of any proxy voting results upon request, or shall make such votes available in a manner convenient for all clients. The firm shall provide clients who the firm provides continuous advisory services to, with its policies and procedures on proxy voting, and the results of such votes, in a manner consistent with the provisions of Rule 206(4)-6 of the Investment Advisers Act of 1940.

IV. PROXY POLICY GUIDELINES. THE FOLLOWING GUIDELINES INCLUDE PROXY-VOTING RECOMMENDATIONS FOR GREAT COMPANIES, L.L.C.

THE BOARD OF DIRECTORS - VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS - Votes on director nominees should be made on a case-by-case basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

     - Attend less than 75 percent of the board and committee meetings without a valid excuse

     -    Implement or renew a dead-hand or modified dead-hand poison pill

     - Ignore a shareholder proposal that is approved by a majority of the shares outstanding

     - Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

     - Have failed to act on takeover offers where the majority of the shareholders have tendered their shares

     - Are inside directors and sit on the audit, compensation, or nominating committees

     - Are inside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

     - In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

SEPARATING CHAIRMAN AND CEO - Vote on a case-by-case basis on shareholder proposals requiring that the positions of chairman and CEO be held separately.

PROPOSALS SEEKING A MAJORITY OF INDEPENDENT DIRECTORS - Shareholder proposals asking that a majority of directors be independent should be evaluated on a case-by-case basis. Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors.

STOCK OWNERSHIP REQUIREMENTS - Vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

TERM OF OFFICE - Vote against shareholder proposals to limit the tenure of outside directors.

AGE LIMITS - Vote against shareholder proposals to impose a mandatory retirement age for outside directors.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION - Proposals on director and officer indemnification and liability protection should be evaluated on a case-by-case basis, using Delaware law as the standard. Vote against proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care. Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote for only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

CHARITABLE CONTRIBUTIONS - Votes on proposals regarding charitable contributions must be evaluated on a case-by-case basis.


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PROXY CONTESTS - VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS - Votes in
a contested election of directors must be evaluated on a case-by case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

REIMBURSE PROXY SOLICITATION EXPENSES - Voting to reimburse proxy solicitation expenses should be analyzed on a case-by-case basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

AUDITORS - RATIFYING AUDITORS -Vote for proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

PROXY CONTEST DEFENSES - BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS - Vote against proposals to classify the board. - Vote for proposals to repeal classified boards and to elect all directors annually.

SHAREHOLDER ABILITY TO REMOVE DIRECTORS - Vote against proposals that provide that directors may be removed only for cause. Vote for proposals to restore shareholder ability to remove directors with or without cause. Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies. Vote for proposals that permit shareholders to elect directors to fill board vacancies.

CUMULATIVE VOTING - Vote against proposals to eliminate cumulative voting. Vote proposals to restore or permit cumulative voting on a case-by-case basis relative to the company's other governance provisions.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS - Vote against proposals to restrict or prohibit shareholder ability to call special meetings. Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT - Vote against proposals to restrict or prohibit shareholder ability to take action by written consent. Vote for proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD - Vote for proposals that seek to fix the size of the board. Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

TENDER OFFER DEFENSES - POISON PILLS - Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a case-by-case basis shareholder proposals to redeem a company's poison pill. Review on a case-by-case basis management proposals to ratify a poison pill.

FAIR PRICE PROVISIONS - Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price. Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

GREENMAIL - Vote for proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments. Review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

PALE GREENMAIL - Review on a case-by-case basis restructuring plans that involve the payment of pale greenmail.

UNEQUAL VOTING RIGHTS - Vote against dual-class exchange offers. Vote against dual-class recapitalizations.

SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE CHARTER OR BYLAWS - Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments. Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS - Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

WHITE SQUIRE PLACEMENTS - Vote for shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

MISCELLANEOUS GOVERNANCE PROVISIONS - CONFIDENTIAL VOTING - Vote for shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived. Vote for management proposals to adopt confidential voting.

EQUAL ACCESS - Vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

BUNDLED PROPOSALS - Review on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

SHAREHOLDER ADVISORY COMMITTEES - Review on case-by-case basis proposals to establish a shareholder advisory committee.

CAPITAL STRUCTURE - COMMON STOCK AUTHORIZATION - Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis. Vote against proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-Class capitalization structures.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS - Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company's industry and performance in terms of shareholder returns.

REVERSE STOCK SPLITS - Vote for management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting. Review on a case-by-case basis on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue.

PREFERRED STOCK - Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Vote case-by-case for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense. Vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

SHAREHOLDER PROPOSALS REGARDING BLANK CHECK PREFERRED STOCK - Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK - Vote for management proposals to reduce the par value of common stock.

PREEMPTIVE RIGHTS - Review on a case-by-case basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

DEBT RESTRUCTURINGS - Review on a case-by-case basis proposal to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Consider the following issues: Dilution--How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control--Will the transaction result in a change in control of the company? Bankruptcy-- Generally, approve proposals that facilitate debt restructuring unless there are clear signs of self-dealing or other abuses.

SHARE REPURCHASE PROGRAMS - Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

TRACKING STOCK - Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as:

     -    adverse governance changes

     -    excessive increases in authorized capital stock

     -    unfair method of distribution

     -    diminution of voting rights

     -    adverse conversion features

     -    negative impact on stock option plans

     -    other alternatives such as spin-off

EXECUTIVE AND DIRECTOR COMPENSATION - Votes with respect to compensation plans should be determined on a case-by-case basis. Our methodology for reviewing compensation plans should primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's new rules, ISS should value every award type. ISS should include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and should be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap. ISS' model should determine a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for (1) long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index), (2) cash compensation, and
(3) categorization of the company as emerging, growth, or mature. These adjustments should be pegged to market capitalization. ISS should continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS - Vote on management proposals seeking approval to reprice options on a case-by-case basis.

DIRECTOR COMPENSATION - Votes on stock-based plans for directors are made on a case-by-case basis.

EMPLOYEE STOCK PURCHASE PLANS - Votes on employee stock purchase plans should be made on a case-by case basis.

OBRA-RELATED COMPENSATION PROPOSALS:

- AMENDMENTS THAT PLACE A CAP ON ANNUAL GRANTS OR AMEND ADMINISTRATIVE FEATURES - Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

- AMENDMENTS TO ADDED PERFORMANCE-BASED GOALS - Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

- AMENDMENTS TO INCREASE SHARES AND RETAIN TAX DEDUCTIONS UNDER OBRA - Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

- APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS - Review on case-by-case basis votes for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

SHAREHOLDER PROPOSALS TO LIMIT EXECUTIVE AND DIRECTOR PAY - Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information. Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

GOLDEN AND TIN PARACHUTES - Vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification. Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS) - Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

401(K) EMPLOYEE BENEFIT PLANS - Vote for proposals to implement a 401(k) savings plan for employees.

STATE OF INCORPORATION - VOTING ON STATE TAKEOVER STATUTES - Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

VOTING ON REINCORPORATION PROPOSALS - Proposals to change a company's state of incorporation should be examined on a case-by-case basis.

MERGERS AND CORPORATE RESTRUCTURINGS - MERGERS AND ACQUISITIONS - Votes on mergers and acquisitions should be considered on a case-by case basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

CORPORATE RESTRUCTURING - Votes on corporate restructuring proposals, including minority squeeze-outs, leveraged buyouts, spin-offs, liquidations, and asset sales should be considered on a case-by-case basis.

SPIN-OFFS - Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

ASSET SALES - Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

LIQUIDATIONS - Votes on liquidations should be made on a case-by-case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

APPRAISAL RIGHTS - Vote for proposals to restore, or provide shareholders with, rights of appraisal.

CHANGING CORPORATE NAME - Vote for changing the corporate name.

MUTUAL FUND PROXIES - ELECTION OF DIRECTORS - Vote the election of directors on a case-by-case basis, considering the following factors: board structure; director independence and qualifications; and compensation of directors within the fund and the family of funds attendance at board and committee meetings. Votes should be withheld from directors who:

     - attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

     - ignore a shareholder proposal that is approved by a majority of shares outstanding

     - ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

     -    are interested directors and sit on the audit or nominating committee

     - are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

CONVERTING CLOSED-END FUND TO OPEN-END FUND - Vote conversion proposals on a case-by-case basis, considering the following factors: past performance as a closed-end fund; market in which the fund invests; measures taken by the board to address the discount; and past shareholder activism, board activity, and votes on related proposals.

PROXY CONTESTS - Vote proxy contests on a case-by-case basis, considering the following factors: past performance; market in which fund invests; and measures taken by the board to address the issues past shareholder activism, board activity, and votes on related proposals.

INVESTMENT ADVISORY AGREEMENTS - Vote the investment advisory agreements on a case-by-case basis, considering the following factors: proposed and current fee schedules; fund category/investment objective; performance benchmarks; share price performance as compared with peers; and the magnitude of any fee increase.

APPROVING NEW CLASSES OR SERIES OF SHARES - Vote for the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS - Vote the authorization for or increase in preferred shares on a case-by case basis, considering the following factors: stated specific financing purpose and other reasons management gives possible dilution for common shares.

1940 ACT POLICIES - Vote these proposals on a case-by-case basis, considering the following factors: potential competitiveness; regulatory developments; current and potential returns; and current and potential risk.

CHANGING A FUNDAMENTAL RESTRICTION TO A NON-FUNDAMENTAL RESTRICTION - Vote these proposals on a case-by-case basis, considering the following factors: fund's target investments; reasons given by fund for change; and the projected impact of change on portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NON FUNDAMENTAL - Vote against proposals to change a fund's fundamental investment objective to nonfundamental.

NAME RULE PROPOSALS - Vote these proposals on a case-by-case basis, considering the following factors: political/economic changes in target market; bundling with quorum requirements; bundling with asset allocation changes; and consolidation in the fund's target market.

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION - Vote this proposal on a case-by-case basis, considering the following factors: strategies employed to salvage the company; company's past performance; and terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT - Vote changes to the charter document on a case-by-case basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.

CHANGING THE DOMICILE OF A FUND - Vote re-incorporations on a case-by-case basis, considering the following factors: state regulations of both states; required fundamental policies of both states; and the increased flexibility available.

CHANGE IN FUND'S SUBCLASSIFICATION - Vote these proposals on a case-by-case basis, considering the following factors: potential competitiveness; current and potential returns; risk of concentration; and consolidation in the target industry.

AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUB-ADVISORS WITHOUT SHAREHOLDER APPROVAL - Vote against these proposals.

DISTRIBUTION AGREEMENTS - Vote these proposals on a case-by-case basis, considering the following factors: fees charged to comparably sized funds with similar objectives; proposed distributor's reputation and past performance; and competitiveness of fund in industry.

MASTER-FEEDER STRUCTURE - Vote for the establishment of a master-feeder structure.

CHANGES TO THE CHARTER DOCUMENT - Vote changes to the charter document on a case-by-case basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.

MERGERS - Vote merger proposals on a case-by-case basis, considering the following factors: resulting fee structure; performance of both funds; and continuity of management personnel.

SHAREHOLDER PROPOSALS - ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT - Vote against the establishment of a director ownership requirement.

REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED - Voting to reimburse proxy solicitation expenses should be analyzed on a case-by-case basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

TERMINATE THE INVESTMENT ADVISOR - Vote to terminate the investment advisor on a case-by-case basis, considering the following factors: performance of the fund's NAV and the history of shareholder relations.

SOCIAL AND ENVIRONMENTAL ISSUES - ENERGY AND ENVIRONMENT - In most cases, ISS refrains from providing a vote recommendation on proposals that request companies to file the CERES Principles. Generally, vote for disclosure reports that seek additional information, particularly when it appears companies have not adequately addressed shareholders' environmental concerns.

EQUAL EMPLOYMENT OPPORTUNITY AND DISCRIMINATION - In most cases, ISS refrains from providing a vote recommendation on proposals regarding equal employment opportunities and discrimination. Generally, vote for disclosure reports that seek additional information about affirmative action efforts, particularly when it appears companies have been unresponsive to shareholder requests.

CONCLUSION - It is the policy of Great Companies that it shall have a written proxy policy that always puts the interest of our clients ahead of our own and the companies in which we invest. This proxy voting policy should be adhered to in a manner consistent with the provisions of ERISA and all other regulatory guidance provided by federal agencies.

JANUS CAPITAL MANAGEMENT LLC

PROXY VOTING GUIDELINES (JUNE 2003)

The proxy voting guidelines (the "Guidelines") below summarize Janus Capital Management LLC's ("Janus") positions on various issues of concern to investors and give a general indication of how portfolio securities will be voted on proposals dealing with particular issues. The Guidelines, together with the Janus Proxy Voting Procedures, will be used for voting proxies on behalf of all Janus clients (including mutual funds) for which Janus has voting authority. The Proxy Voting Service (currently Institutional Shareholder Services) is instructed to vote all proxies relating to portfolio securities in accordance with these Guidelines, except as otherwise instructed by Janus.

The Guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Janus may not vote in strict adherence to the Guidelines. In addition, Janus portfolio managers and assistant portfolio managers are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders and notifying the Proxy Administrator in the Investment Accounting Operations Group of circumstances where the interests of Janus' clients may warrant a vote contrary to the Guidelines. In such instances, the portfolio manager or assistant portfolio manager will submit a written recommendation to the Proxy Voting Committee which will review the recommendation to determine whether a conflict of interest exists. If no conflict of interest exists, the portfolio manager will be permitted to vote contrary to the Guidelines. (See Proxy Voting Procedures for additional information on Conflicts).

In many foreign markets, shareholders who vote proxies for shares of a foreign issuer are not able to trade in that company's stock within a given period of time on or around the shareholder meeting date. This practice is known as "share blocking." In countries where share blocking is practiced, Janus will only vote proxies if the portfolio manager or assistant portfolio manager determines that the shareholder benefit of voting the proxies outweighs the risk of not being able to sell the securities.

The Janus funds participate in a securities lending program under which shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities stay on loan during the proxy solicitation, the fund lending the security cannot vote that proxy. In this situation, the fund will only call back the loan and vote the proxy if the portfolio manager or assistant portfolio manager determines that the shareholder benefit of voting the proxy outweighs the benefits derived by the fund, and as a result the shareholders, by leaving the securities on loan.

The following guidelines are grouped according to the types of proposals generally presented to shareholders.

Board of Directors Issues

     1. Janus will generally vote in favor of slates of director candidates that have a majority independent directors and oppose slates of director candidates that do not have a majority independent directors.

     2. Janus will generally vote in favor of all uncontested director candidates.

     3. Janus PMs will have to weigh in on proposals relating to director candidates that are contested.

     4. Janus will generally vote in favor of proposals to increase the minimum number of independent directors.

     5. Janus will generally vote in favor of proposals regarding director indemnification arrangements.

     6. Janus will generally vote in favor of proposals to increase the size of a board of directors so long as the board has a majority independent directors.

     7. Janus PMs will have to weigh in on proposals relating to decreasing the size of a board of directors.


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
     8. Janus will generally vote in opposition of non-independent directors who serve on the audit, compensation and/or nominating committees of the board.

     9. Janus will hold directors accountable for the actions of the committees on which they serve. For example, Janus will oppose the election of board member nominees serving on the compensation committee who approve excessive compensation arrangements or propose equity-based compensation plans that unduly dilute the ownership interests of shareholders. Janus will also oppose the election of board member nominees serving on the audit committee who approve excessive audit or non-audit fees.

     10. Janus will generally vote with management regarding proposals advocating classified or staggered boards of directors.

     11. Janus will generally vote with management regarding proposals to declassify a board.

AUDITORS

     12. Janus will generally oppose proposals asking for approval of auditors whose non-audit fees exceed 33% of total fees.

     13. Janus will generally oppose proposals asking for approval of auditors which have a substantial non-audit relationship with a company.

     14. Janus PMs will have to weigh in on proposals relating to contested auditors.

EQUITY BASED COMPENSATION PLANS

     15. Janus PMs will have to weigh in on proposals relating to executive and director compensation plans.

     16. Generally, Janus will oppose proposed equity based compensation plans where dilution exceeds a certain percentage of TSO as outlined below.

          If current employee/internal ownership is less than or equal to 2% of
          TSO: up to 6.5% (one time grant).

          If current employee/internal ownership is greater than 2% but less than 15%: up to 4.5% per year.

          If current employee/internal ownership is greater than 15%: up to 3.5% per year.

     17. Janus will generally oppose annual option grants that exceed 5% of TSO.

     18. Janus will generally vote in favor of proposals for severance packages for executives so long as such proposals do not exceed three (3) times compensation.

     19. Janus will generally oppose proposals regarding the repricing of underwater options.

     20. Janus will generally oppose proposals regarding the issuance of options with an exercise price below market price.

     21. Janus will generally oppose the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period).

     22. Janus will generally oppose proposals requiring the expensing of options (until such time as FASB issues guidance on the issue).

     23. Janus will generally oppose proposals requesting approval of automatic share replenishment ("evergreen") features of equity based compensation plans.

     24. Janus will generally oppose proposals requesting approval of loans to officers, executives and board members of an issuer.

     25. Janus will generally oppose proposals requesting approval to make material amendments to equity based compensation plans without shareholder approval.


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
     26. Janus will generally oppose proposals which would allow restricted stock awards with vesting periods of less than 3 years.

     27. Janus will generally oppose golden parachutes that result in cash grants of greater than three (3) times annual compensation.

     28. Janus will generally vote in favor of proposals intended to increase long-term stock ownership by executives, officers and directors. These may include 1) requiring executives, officers and directors to hold a minimum amount of stock in the company; 2) requiring stock acquired through option exercise to be held for a certain period of time; and
          3) using restricted stock grants instead of options.

     29. Janus will generally vote in favor of proposals relating to ESPPs - so long as shares purchased through plans as priced no less than 15% below market value.

OTHER CORPORATE MATTERS

     30. Janus will generally vote in favor of proposals relating to the issuance of dividends and stock splits.

     31. Janus will generally vote in favor of proposals regarding supermajority voting rights (for example to approve acquisitions or mergers).

     32. Janus will generally oppose proposals for different classes of stock with different voting rights.

     33. Janus PMs will need to weigh in on proposals seeking to implement measures designed to prevent or obstruct corporate takeovers. (Note:
          Janus has a poison pill.)

     34. Janus will generally vote in favor of proposals to increase authorized shares up to three (3) times TSO.

     35. Janus will generally oppose proposals to decrease authorized shares by more than 25% of TSO.

     36. Janus PMs will need to weigh in on proposals regarding the issuance of debt, including convertible debt.

     37. Janus will generally vote in favor of proposals regarding the authorization of the issuer's Board of Directors to repurchase shares.

     38.  Janus PMs will need to weigh in on plans of reorganization.

     39. Janus will generally vote in favor of proposals regarding changes in the state of incorporation of an issuer.

     40. Janus will generally vote in favor of proposals regarding changes in company name.

     41. Janus PMs will need to weigh in on proposals relating to the continuance of a company.

     42. Janus PMs will need to weigh in on proposals regarding acquisitions, mergers, tender offers or changes in control.

     43. Janus will generally oppose proposals to authorize preferred stock whose voting, conversion, dividend and other rights are determined at the discretion of the Board of Directors when the stock is issued ("blank check stock").

     44. Janus will generally vote in favor of proposals to lower the barriers to shareholder action (i.e., limited rights to call special meetings, limited rights to act by written consents).

     45. Janus PMs will need to weigh in on proposals to subject shareholder rights ("poison pill") plans to a shareholder vote. (Note: Janus has a poison pill with a 10 year sunset provision.)

     46. Janus will generally vote in favor of proposals to adopt cumulative voting.

     47. Janus will generally vote in favor of proposals to require that voting be confidential.


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
     48. Janus will generally oppose shareholder proposals (usually environmental, human rights, equal opportunity, health issues, safety, corporate governance that are not consistent with these guidelines, etc).

     49. Janus will generally oppose proposals requesting authorization of political contributions (mainly foreign).

PROXY VOTING PROCEDURES (JUNE 2003)

The following represents the procedures for Janus Capital Management LLC ("Janus") with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Janus, for which Janus has voting responsibility and the keeping of records relating to proxy voting.

GENERAL POLICY. Janus votes proxies in the best interest of if its clients. Janus will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service). Janus will only accept direction from a client to vote proxies for that client's account pursuant to 1) Janus' Proxy Voting Guidelines 2) the recommendations of Institutional Shareholder Services or 3) the recommendations of Institutional Shareholder Services under their Proxy Voter Services program.

ERISA PLAN POLICY. On behalf of client accounts subject to ERISA, Janus seeks to discharge its fiduciary duty by voting proxies solely in the best interest of the participants and beneficiaries of such plans. Janus recognizes that the exercise of voting rights on securities held by ERISA plans for which Janus has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. In voting proxies for ERISA accounts, Janus will exercise its fiduciary responsibility to vote all proxies for shares for which it has investment discretion as investment manager unless the power to vote such shares has been retained by the appointing fiduciary as set forth in the documents in which the named fiduciary has appointed Janus as investment manager.

PROXY VOTING COMMITTEE. The Janus Proxy Voting Committee (the "Committee") develops Janus' positions on all major corporate issues, creates guidelines and oversees the voting process. The Committee is comprised of the Director of Research, the Vice President of Investment Operations, the Vice President of Investment Accounting, the Chief Compliance Officer and internal legal counsel. A quorum is required for all Committee meetings. In creating proxy voting recommendations, the Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely affect shareholders' interests. Once the Committee establishes its recommendations, they are distributed to Janus' portfolio managers(1) for review and comment. Following portfolio manager input on the recommendations, they are implemented as the Janus Proxy Voting Guidelines (the "Guidelines"). While the Committee sets the Guidelines and serves as a resource for Janus portfolio management, it does not have proxy voting authority for any proprietary or non-proprietary mutual fund or any investment advisory client. The portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Guidelines. However, a portfolio manager may choose to vote contrary to the Guidelines. When portfolio managers cast votes which are contrary to the Guidelines, they are required to document their reasons in writing for the Committee. In many cases, a security may be held by multiple portfolio managers. Portfolio managers are not required to cast consistent votes. Annually the Janus Funds Board of Trustees, or a committee thereof, will review Janus' proxy voting process, policies and voting records.

INVESTMENT ACCOUNTING OPERATIONS GROUP. The Investment Accounting Operations Group is responsible for administering the proxy voting process as set forth in these procedures. The Proxy Administrator in the Investment Accounting Operations Group works with the proxy voting service and is responsible for ensuring that all meeting notices are reviewed against the Guidelines and proxy matters are communicated to the portfolio managers and analysts for consideration pursuant to the Guidelines.

VOTING AND USE OF PROXY VOTING SERVICE. Janus has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service is responsible for coordinating with the clients' custodians to ensure that all proxy materials received by the custodians relating to the clients' portfolio securities are processed in a timely fashion. In addition, the Proxy Voting Service is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to Janus upon request.

To the extent applicable, the Proxy Voting Service will process all proxy votes in accordance with the Guidelines. Portfolio managers may decide to vote their proxies consistent with the Guidelines and instruct the Proxy Administrator to vote all proxies accordingly. In such cases, he or she may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose to only sign-off on those votes cast against management. The portfolio

----------
(1)  All references to portfolio managers include assistant portfolio managers.


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
managers are also given the option of reviewing and determining the votes on all proxies without utilizing the Guidelines. In all cases, the portfolio mangers may elect to receive a weekly report summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with the Guidelines are required to document the rationale for their vote. The Proxy Administrator is responsible for maintaining this documentation. If the Proxy Administrator does not receive a voting instruction from a Portfolio Manager, and the Guidelines require Portfolio Manager input on the issue, the vote will be cast by the Chief Investment Officer or the Director of Research.

The Proxy Voting Service will refer proxy questions to the Proxy Administrator for instructions under circumstances where: (1) the application of the Guidelines is unclear; (2) a particular proxy question is not covered by the Guidelines; or (3) the Guidelines call for Janus portfolio manager input. The Portfolio Administrator solicits feedback from the Portfolio Manager or the Committee as required. Janus also utilizes research services relating to proxy questions provided by the Proxy Voting Service.

PROCEDURES FOR PROXY ISSUES OUTSIDE THE GUIDELINES. In situations where the Proxy Voting Service refers a proxy question to the Proxy Administrator, the Proxy Administrator will consult with the portfolio manager regarding how the shares will be voted. The Proxy Administrator will refer such questions, through a written request, to the portfolio manager(s) who holds the security for a voting recommendation. The Proxy Administrator may also refer such questions, through a written request to any member of the Committee, but the Committee cannot direct the Proxy Administrator how to vote. If the proxy issue raises a conflict of interest (see Conflict of Interest discussion below), the portfolio manager will document how the proxy should be voted and the rationale for such recommendation. If the portfolio manager has had any contact with persons outside of Janus (excluding routine communications with proxy solicitors) regarding the proxy issue, the portfolio manager will disclose that contact to the Committee. The Committee will review the portfolio manager's voting recommendation. If the Committee believes a conflict exists and that the portfolio manager's voting recommendation is not in the best interests of the shareholders, the Committee will refer the issue to the Janus Chief Investment Officer (or the Director of Research in his/her absence) to determine how to vote.

CONFLICTS OF INTEREST. The Committee is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. A conflict of interest may exist, for example, if Janus has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any portfolio manager with knowledge of a personal conflict of interest (i.e., a family member in a company's management) relating to a particular referral item shall disclose that conflict to the Committee and may be required to recuse himself or herself from the proxy voting process. Issues raising possible conflicts of interest are referred by the Proxy Administrator to the Committee for resolution. Application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest since the Guidelines are pre-determined. However, for proxy votes that are inconsistent with the Guidelines, the Committee will review the proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. If the Committee does not agree that the portfolio manager's rationale is reasonable, the Committee will refer the matter to the Chief Investment Officer (or the Director of Research) to vote the proxy.

REPORTING AND RECORD RETENTION. Upon request, on an annual basis, Janus will provide its non-mutual fund clients with the proxy voting record for that client's account. Starting in August 2004, on an annual basis, Janus will provide its proxy voting record for each proprietary mutual fund for the one-year period ending on June 30th on Janus' website.

Janus retains proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by Janus regarding votes cast in contradiction to the Janus guidelines. In addition, any document prepared by Janus that is material to a proxy voting decision such as the Janus Proxy Voting Guidelines, Proxy Voting Committee materials and other internal research relating to voting decisions will be kept. Proxy statements received from issuers are either available on the SEC's EDGAR database or are kept by a third party voting service and are available on request. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.

JENNISON ASSOCIATES, LLC

                           PROXY VOTING POLICY SUMMARY

Jennison Associates LLC ("Jennison") actively manages publicly traded equity securities and fixed income securities. Jennison's policy is to ensure that all proxies are voted in the best interests of its clients and that material conflicts of interests between Jennison and its clients do not influence the voting of proxies. Proxies are voted with the primary goal of achieving the long-term maximum economic benefit for the participants and beneficiaries of client accounts. Secondary consideration is given to the public and social value of each issue. Jennison evaluates each proxy on its individual merits


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
on a case-by-case basis. However, in general terms, Jennison typically votes with management on routine matters such as uncontested election of directors and appointment of auditors. With respect to non-routine matters such as mergers, reorganizations, and executive compensation plans the financial impact of such proposals are reviewed on a case-by-case basis. Proxies are referred to members of the Jennison Proxy Committee for individual consideration.

In order to ensure that material conflicts of interests have not influenced Jennison's voting process, Jennison has implemented a process to identify such conflicts, document voting decisions where such conflicts are deemed to exist and to review such votes. Members of Jennison's Proxy Committee review the decisions to be made with respect to the voting of such proxies. In addition, these votes are reviewed by a committee comprised of senior business executives and regulatory personnel of Jennison and its affiliated asset management unit, Prudential Investment Management, Inc. This committee also has a role in identifying material conflicts that may affect Jennison due to Prudential's ownership of Jennison.

MARSICO CAPITAL MANAGEMENT LLC

Summary of Proxy Voting Policy

Marsico Capital Management, LLC ("MCM") adopted a revised proxy voting policy effective March 31, 2003. The revised policy generally provides that:

     - MCM votes client proxies in the best economic interest of clients. Because MCM generally believes in the managements of companies we invest in, we think that voting in clients' best economic interest generally means voting with management.

     - Although MCM will generally vote with management, our analysts will review proxy proposals as part of our normal monitoring of portfolio companies and their managements. In rare cases, we might decide to vote a proxy against a management recommendation. This would require notice to every affected MCM client.

     - MCM generally will abstain from voting (or take no action on) proxies issued by companies we have decided to sell, or proxies issued by foreign companies that impose burdensome voting requirements. MCM will not notify clients of these routine abstentions (or decisions not to take action).

     - In unusual circumstances when there may be an apparent material conflict of interest between MCM's interests and clients' interests in how proxies are voted (such as when MCM knows that a proxy issuer is also an MCM client), MCM generally will resolve any appearance concerns by causing those proxies to be "echo voted" or "mirror voted" in the same proportion as other votes, or by voting the proxies as recommended by an independent service provider. MCM will not notify clients if it uses these routine procedures to resolve an apparent conflict. In rare cases, MCM might use other procedures to resolve an apparent conflict and give notice to clients.

     - MCM generally uses an independent service provider to help vote proxies, keep voting records, and disclose voting information to clients. MCM's full proxy voting policy and information about the voting of a particular client's proxies are available to the client on request.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

DESCRIPTION OF PROXY VOTING POLICIES AND PROCEDURES. Pacific Investment Management Company LLC ("PIMCO") has adopted written proxy voting policies and procedures ("Proxy Policy") as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client's proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO's clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by


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
management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and its client. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client's best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client;
(iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

Clients may obtain a copy of PIMCO's written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client's proxy. Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client's proxy. In addition, a client may obtain copies of PIMCO's Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.

SALOMON BROTHERS ASSET MANAGEMENT INC.

NOTICE TO CLIENTS CONCERNING PROXY VOTING POLICIES AND PROCEDURES

As part of the Citigroup Asset Management ("CAM") group of companies, Salomon Brothers Asset Management Inc is subject to the Proxy Voting Policies and Procedures (the "Policies") that CAM has adopted to seek to ensure that CAM advisers, including Salomon Brothers Asset Management Inc, vote proxies relating to equity securities in the best interest of client accounts. The following is a brief overview of the Policies.

CAM votes proxies for each client account with respect to which it has been authorized or is required by law to vote proxies. In voting proxies, CAM is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of the beneficial owners of the accounts it manages. CAM attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. CAM may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the CAM adviser (business unit) of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue

In furtherance of CAM's goal to vote proxies in the best interest of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees in writing that they are under an obligation
(i) to be aware of the potential for conflicts of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM's compliance personnel. CAM also maintains and considers a list of significant CAM relationships that could present a conflict of interest for CAM in voting proxies. CAM is also sensitive to the fact that


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
a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which CAM decides to vote a proxy, CAM generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between CAM and certain other Citigroup business units.

CAM maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by CAM compliance personnel. A proxy issue that will be voted in accordance with a stated CAM position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because CAM's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM's decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

You may request a copy of CAM's Proxy Voting Policies and Procedures; and /or information concerning how CAM voted proxies with respect to the securities held in your account. Such requests may be made by sending a written request to:
Citigroup Asset Management, 300 First Stamford Place, 3rd Floor, Stamford, CT 06902, Attention: Denise Corsetti.

TEMPLETON INVESTMENT COUNSEL, LLC

Templeton Investment Counsel, LLC (hereinafter "Adviser") has delegated its administrative duties with respect to voting proxies to the Proxy Group within Franklin Templeton Companies, LLC (the "Proxy Group"), an affiliate and wholly owned subsidiary of Franklin Resources, Inc.

All proxies received by the Proxy Group will be voted based upon Adviser's instructions and/or policies. To assist it in analyzing proxies, Adviser subscribes to Institutional Shareholder Services ("ISS"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, record keeping and vote disclosure services. In addition, Adviser subscribes to Glass Lewis & Co., LLC ("Glass Lewis"), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, Adviser does not consider recommendations from ISS, Glass Lewis, or any other third party to be determinative of Adviser's ultimate decision. Adviser votes proxies solely in the interests of the client, Adviser-managed fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries (collectively "Advisory Clients"). As a matter of policy, the officers, directors and employees of Adviser and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients. In situations where Adviser perceives a material conflict of interest, Adviser may: disclose the conflict to the relevant Advisory Clients; defer to the voting recommendation of the Advisory Clients, ISS, Glass Lewis, or those of another independent third party provider of proxy services; send the proxy directly to the relevant Advisory Client for a decision, or take such other action in good faith (in consultation with counsel) which would protect the interests of the Advisory Clients.

As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and Adviser will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

The Proxy Group is part of the Franklin Templeton Companies, LLC Corporate Legal Department and is overseen by legal counsel. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and will provide the analyst with the meeting notice, agenda, ISS and/or Glass Lewis analyses, recommendations and any other available information. Adviser's research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, ISS and/or Glass Lewis analyses, their knowledge of the company and any other information readily available. The Proxy Group must obtain voting instructions from Adviser's research analyst, relevant portfolio manager(s) and/or legal counsel prior to submitting the vote.

Adviser has adopted general proxy voting guidelines that are reviewed periodically by various members of Adviser's organization, including portfolio management, legal counsel and Adviser's officers, and are subject to change. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Adviser anticipate all future situations. The guidelines cover such agenda items as the election of directors, ratification of auditors, management and director compensation, anti-takeover mechanisms, changes to capital structure, mergers and corporate restructuring, social and corporate policy issues, and global corporate governance.

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC rules and regulations. In addition, Adviser understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Adviser will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which Adviser cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. In addition, Adviser may abstain from voting under certain circumstances or vote against items such as "Other Business" when Adviser is not given adequate information from the company.

The Proxy Group is responsible for maintaining the documentation that supports Adviser's voting position. The Proxy Group is also responsible for maintaining appropriate proxy voting supporting documentation and records. Such records may include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this function. All files will be retained for at least five years, the first two of which will be on-site. Advisory Clients may view Adviser's complete proxy voting policies and procedures on-line at www.franklintempleton.com, request copies of their proxy voting records and Adviser's complete proxy voting policies and procedures by calling the Proxy Group collect at 1-954-847-2268 or send a written request to:
Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of Adviser are made available as required by law and is responsible for overseeing the filing of such policies and procedures with the SEC.

T. ROWE PRICE ASSOCIATES, INC.

      PROXY VOTING POLICIES AND PROCEDURES - RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc. and T. Rowe Price International, Inc ("T. Rowe Price") recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company's directors and on matters affecting certain important aspects of the company's structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies which it sponsors and serves as investment adviser ("T. Rowe Price Funds") and by institutional and private counsel clients who have requested that
T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice.

T. Rowe Price has adopted these Proxy Voting Policies and Procedures ("Policies and Procedures") for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.

FIDUCIARY CONSIDERATIONS. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.


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
CONSIDERATION GIVEN MANAGEMENT RECOMMENDATIONS. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. The Policies and Procedures were developed with the recognition that a company's management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company's board of directors. Accordingly, T. Rowe Price believes that the recommendation of management on most issues should be given weight in determining how proxy issues should be voted. However, the position of the company's management will not be supported in any situation where it is found to be not in the best interests of the client, and the portfolio manager may always elect to vote contrary to management when he or she believes a particular proxy proposal may adversely affect the investment merits of owning stock in a portfolio company.

                    ADMINISTRATION OF POLICIES AND PROCEDURES

PROXY COMMITTEE. T. Rowe Price's Proxy Committee ("Proxy Committee") is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving social responsibility issues. The Proxy Committee also reviews questions and responds to inquiries from clients and mutual fund shareholders pertaining to proxy issues of corporate responsibility. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Fund's Investment Advisory Committee or the counsel client's portfolio manager.

INVESTMENT SUPPORT GROUP. The Investment Support Group ("Investment Support Group") is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

PROXY ADMINISTRATOR. The Investment Support Group will assign a Proxy Administrator ("Proxy Administrator") who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers and regional managers for consideration.

                  HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services ("ISS") as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price's proxy voting guidelines, and many of our guidelines are consistent with ISS positions,
T. Rowe Price may deviate from ISS recommendations on general policy issues or specific proxy proposals.

MEETING NOTIFICATION T. Rowe Price utilizes ISS' voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through ProxyMaster.com, an ISS web-based application. ISS is also responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to
T. Rowe Price upon request.

VOTE DETERMINATION ISS provides comprehensive summaries of proxy proposals (including social responsibility issues), publications discussing key proxy voting issues, and specific vote recommendations regarding portfolio company proxies to assist in the proxy research process. Upon request, portfolio managers may receive any or all of the above-mentioned research materials to assist in the vote determination process. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the viewpoint of our clients.

Portfolio managers may decide to vote their proxies consistent with T. Rowe Price's policies as set by the Proxy Committee and instruct our Proxy Administrator to vote all proxies accordingly. In such cases, he or she may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose only to sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive a weekly report summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their vote. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast in opposition to T. Rowe Price policy.

Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast in opposition to T. Rowe Price policy.

T. ROWE PRICE VOTING POLICIES. Specific voting guidelines have been adopted by the Proxy Committee for routine anti-takeover, executive compensation and corporate governance proposals, as well as other common shareholder proposals, and are available to clients upon request. The following is a summary of the significant T. Rowe Price policies:

Election of Directors - T. Rowe Price generally supports slates with a majority of independent directors and nominating committees chaired by an independent board member. We withhold votes for inside directors serving on compensation and audit committees and for directors who miss more than one-fourth of the scheduled board meetings. We vote against management efforts to stagger board member terms because a staggered board may act as a deterrent to takeover proposals.

Anti-takeover and Corporate Governance Issues - T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights. Also, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights when voting on corporate governance proposals.

Executive Compensation Issues - T. Rowe Price's goal is to assure that a company's equity-based compensation plan is aligned with shareholders' long-term interests. While we evaluate most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option grants based on a number of criteria such as the costs associated with the plan, plan features, dilution to shareholders and comparability to plans in the company's peer group. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock.

Social and Corporate Responsibility Issues - Vote determinations for corporate responsibility issues are made by the Proxy Committee using ISS voting recommendations. T. Rowe Price generally votes with a company's management on the following social issues unless the issue has substantial economic implications for the company's business and operations which have not been adequately addressed by management:

-    Corporate environmental practices;

-    Board diversity;

-    Employment practices and employment opportunity;

-    Military, nuclear power and related energy issues;

-    Tobacco, alcohol, infant formula and safety in advertising practices;

-    Economic conversion and diversification;

-    International labor practices and operating policies;

-    Genetically-modified foods;

-    Animal rights; and

-    Political contributions/activities and charitable contributions.

Global Portfolio Companies - ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company's domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not necessarily appropriate for foreign markets. The Proxy Committee has reviewed ISS' general global policies and has developed international proxy voting guidelines which in most instances are consistent with ISS recommendations.

Votes Against Company Management - Where ISS recommends a vote against management on any particular proxy issue, the Proxy Administrator ensures that the portfolio manager reviews such recommendations before a vote is cast. If a research analyst or portfolio manager believes that management's view on a particular proxy proposal may adversely affect the investment merits of owning stock in a particular company, he/she may elect to vote contrary to management.

Index and Passively Managed Accounts - Proxy voting for index and other passively-managed portfolios is administered by the Investment Support Group using ISS voting recommendations when their recommendations are consistent with
T. Rowe Price's policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process.

Divided Votes - In the unusual situation where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or Price Fund, the Investment Support Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. Opposing votes will be cast only if it is determined to be prudent to do so in light of each client's investment program and objectives. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against T. Rowe Price policy. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to T. Rowe Price policy.

Shareblocking - Shareblocking is the practice in certain foreign countries of "freezing" shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. Depending upon market practice and regulations, shares can sometimes be unblocked, allowing the trade to settle but negating the proxy vote. T. Rowe Price's policy is generally to vote all shares in shareblocking countries unless, in its experience, trade settlement would be unduly restricted.

Securities on Loan - The T. Rowe Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price's policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

VOTE EXECUTION AND MONITORING OF VOTING PROCESS. Once the vote has been determined, the Proxy Administrator enters votes electronically into ISS's ProxyMaster system. ISS then transmits the votes to the proxy agents or custodian banks and sends electronic confirmation to T. Rowe Price indicating that the votes were successfully transmitted.

On a daily basis, the Proxy Administrator queries the ProxyMaster system to determine newly announced meetings and meetings not yet voted. When the date of the stockholders' meeting is approaching, the Proxy Administrator contacts the applicable portfolio manager if the vote for a particular client or Price Fund has not yet been recorded in the computer system.

Should a portfolio manager wish to change a vote already submitted, the portfolio manager may do so up until the deadline for vote submission, which varies depending on the company's domicile.

MONITORING AND RESOLVING CONFLICTS OF INTEREST. The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting.

Application of the T. Rowe Price guidelines to vote clients proxies should in most instances adequately address any possible conflicts of interest since our voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Administrator and the Proxy Committee review all such proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company's proxy. Issues raising possible conflicts of interest are referred by the Proxy Administrator to designated members of the Proxy Committee for immediate resolution. Voting of T. Rowe Price Group, Inc. common stock (sym:
TROW) by certain T. Rowe Price Index Funds will be done in all instances accordance with T. Rowe Price policy and votes inconsistent with policy will not be permitted.

REPORTING AND RECORD RETENTION. Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods. All client requests for proxy information will be recorded and fulfilled by the Proxy Administrator.

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company's management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. Proxy statements received from issuers (other than those which are available on the SEC's EDGAR database) are kept by ISS in its capacity as voting agent and are available upon request. All proxy voting materials and supporting documentation are retained for six years.

                       PROXY VOTING - PROCESS AND POLICIES

T. Rowe Price Associates, Inc. and T. Rowe Price International, Inc. recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote on issues submitted to shareholder vote--such as election of directors and important matters affecting a company's structure and operations. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies that it sponsors and serves as investment adviser. T. Rowe Price also is involved in the proxy process on behalf of its institutional and private counsel clients who have requested such service. For those private counsel clients who have not delegated their voting responsibility but who request advice, T. Rowe Price makes recommendations regarding proxy voting.

PROXY ADMINISTRATION. The T. Rowe Price Proxy Committee develops our firm's positions on all major corporate issues, creates guidelines, and oversees the voting process. The Proxy Committee, composed of portfolio managers, investment operations managers, and internal legal counsel, analyzes proxy policies based on whether they would adversely affect shareholders' interests and make a company less attractive to own. In evaluating proxy policies each year, the Proxy Committee relies upon our own fundamental research, independent research provided by third parties, and information presented by company managements and shareholder groups.

Once the Proxy Committee establishes its recommendations, they are distributed to the firm's portfolio managers as voting guidelines. Ultimately, the portfolio manager votes on the proxy proposals of companies in his or her portfolio. When portfolio managers cast votes that are counter to the Proxy Committee's guidelines, they are required to document their reasons in writing to the Proxy Committee. Annually, the Proxy Committee reviews T. Rowe Price's proxy voting process, policies, and voting records.

T. Rowe Price has retained Institutional Shareholder Services, an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price's voting guidelines--many of which are consistent with ISS positions--T. Rowe Price may deviate froM ISS recommendations on general policy issues or specific proxy proposals.

FIDUCIARY CONSIDERATIONS. T. Rowe Price's decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Practicalities involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

CONSIDERATION GIVEN MANAGEMENT RECOMMENDATIONS. When determining whether to invest in a particular company, one of the key factors T. Rowe Price considers is the quality and depth of its management. As a result, T. Rowe Price believes that recommendations of management on most issues should be given weight in determining how proxy issues should be voted.

T. ROWE PRICE VOTING POLICIES. Specific voting guidelines have been established by the Proxy Committee for recurring issues that appear on proxies, which are available to clients upon request. The following is a summary of the more significant T. Rowe Price policies:

Election of Directors

T. Rowe Price generally supports slates with a majority of independent directors and nominating committees chaired by an independent board member. We withhold votes for inside directors serving on compensation and audit committees and for directors who miss more than one-fourth of the scheduled board meetings.

Executive Compensation

Our goal is to assure that a company's equity-based compensation plan is aligned with shareholders' long-term interests. While we evaluate most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option plans. We base our review on criteria such as the costs associated with the plan, plan features, dilution to shareholders and comparability to plans in the company's peer group. We generally oppose plans that give a company the ability to reprice options.

Anti-takeover and Corporate Governance Issues

T. Rowe Price generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. When voting on corporate governance proposals, we will consider the dilutive impact to shareholders and the effect on shareholder rights.

Social and Corporate Responsibility Issues

T. Rowe Price generally votes with a company's management on social issues unless they have substantial economic implications for the company's business and operations that have not been adequately addressed by management.

MONITORING AND RESOLVING CONFLICTS OF INTEREST. The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. Since our voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party, application of the
T. Rowe Price guidelines to vote clients' proxies should in most instances adequately address any possible conflicts of interest. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Committee reviews all such proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company's proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution.

REPORTING. Vote Summary Reports are generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, votes cast for the client during the period, and the position taken with respect to each issue. Reports normally cover quarterly or annual periods. If you wish to receive a copy of your account's voting record, please contact your T. Rowe Price Client Relationship Manager.

TRANSAMERICA INVESTMENT MANAGEMENT, LLC

PROXY VOTING POLICY

                                  INTRODUCTION

Normally, clients for which Transamerica Investment Management, LLC ("TIM") has full discretionary investment authority expect TIM to vote proxies in accordance with TIM's Proxy Voting Policy (the "Policy"). As such, TIM will vote on behalf of all accounts for which it has discretionary authority unless clients notify TIM in writing that they have retained the authority to vote their own proxies. Clients may also ask TIM to vote their proxies in accordance with specific Client Proxy guidelines.

                               STATEMENT OF POLICY

It is the policy of TIM to vote proxies in the best interest of its clients at all times.

TIM has proxy voting policy guidelines (the "Guidelines") regarding certain issues that may come before shareholders from time to time. These Guidelines provide a roadmap for arriving at voting decisions and are not meant to be exhaustive of all issues that may be raised in any or all proxy ballots. The Guidelines are attached to this Policy as Appendix A.

                                 PROXY COMMITTEE

In order to implement and monitor this Policy, TIM shall establish a Proxy Committee (the "Committee"), which will have responsibility for review of proxies voted by or to be voted by TIM, as well as to resolve issues which may arise in the process of voting proxies.

The Committee shall meet at a minimum annually and on an as needed basis. It shall not be required that the Committee members meet in person; in fact, it is contemplated that certain Committee members will take part in meetings via teleconference. The Committee shall consist of at least one Portfolio Manager, a member of the Legal/Compliance department, and other staff members of TIM as may be designated from time to time. Committee members may select designees in the event that they are unable to convene with the Committee.


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
It shall be the Committee's responsibility to ensure that proxy votes are made in accordance with the Policy. Issues shall be raised to the Committee when needed and as appropriate to effectively carry out TIM's proxy decisions. When applicable, the Committee shall review written materials pertinent to the vote at hand and shall hear verbal opinions from relevant portfolio managers and/or analysts as needed to fully consider the investment merits of the vote. Committee decisions and a record of Committee meetings shall be recorded and maintained by the Legal/Compliance department.

                         USE OF INDEPENDENT THIRD PARTY

TIM will maintain the services of a qualified independent third party (the "Independent Third Party") to provide guidance on proxy voting issues. The Independent Third Party is set forth in Appendix B. TIM will consider the research provided by the Independent Third Party when making voting decisions on proxy issues, however, the final determination on voting rests with TIM.

                  CONFLICTS OF INTEREST BETWEEN TIM AND CLIENTS

TIM recognizes the potential for material conflicts that may arise between its own interests and those of the Clients. To address these concerns, TIM will take one of the following steps to avoid any impropriety or the appearance of impropriety: a) Vote in accordance with the recommendation of the Independent Third Party; or b) Obtain the consent(s) of the Client(s) whose accounts are involved in the conflict.

                    PROVISION OF TIME PROXY POLICY TO CLIENTS

TIM will make available to all Clients a copy of its Policy by maintaining a current version of the Policy on its website (www.timllc.com). Also, a copy of the Policy will be mailed to any Client at any time upon request.

                                   APPENDIX A
                         PROXY VOTING POLICY GUIDELINES

The following is a concise summary of TIM's proxy voting policy guidelines.

1.   AUDITORS

Vote for proposals to ratify auditors, unless any of the following apply:

     - An auditor has a financial interest in or association with the company, and is therefore not independent

     -    Fees for non-audit services are excessive, or

     - There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position.

2.   BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES


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
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by TIM's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3.   SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4.   PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

5.   POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6.   MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.   REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.   CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis.

Vote AGAINST proposals at companies with dual-Class Capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

It is intended for financing purposes with minimal or no dilution to current shareholders

It is not designed to preserve the voting power of an insider or significant shareholder

9.   EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. TIM reviews Executive and Director compensation plans (including broad-based option plans) in the context of the transfer of shareholder wealth. This review encompasses not only a comparison of a plan relative to peer companies, but also on an absolute basis, considering the cost of the plan vs. the operating income and overall profitability of the firm in question.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Vote AGAINST proposals by management seeking approval to reprice options.

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.
Vote FOR employee stock purchase plans where all of the following apply:

     -    Purchase price is at least 85 percent of fair market value

     -    Offering period is 27 months or less, and

     -    Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

SHAREHOLDER PROPOSALS ON COMPENSATION

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10.  SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity. In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

                                   APPENDIX B
                             INDEPENDENT THIRD PARTY

The following provider has been selected by TIM to function as the Independent Third Party as set forth in the Policy.

                Institutional Shareholder Services, Inc. ("ISS")

                                    * * * * *

A shareholder may obtain information on proxy voting by Transamerica IDEX by calling 1-888-233-4339.

                         TRANSAMERICA IDEX MUTUAL FUNDS

                        TA IDEX PROTECTED PRINCIPAL STOCK

                       STATEMENT OF ADDITIONAL INFORMATION

                                  MARCH 1, 2005

                         TRANSAMERICA IDEX MUTUAL FUNDS
                              570 Carillon Parkway
                          St. Petersburg, Florida 33716
                   Customer Service (888) 233-4339 (toll free)

The fund listed above is a series of Transamerica IDEX Mutual Funds ("TA IDEX"), an open-end management investment company that offers a selection of investment funds. TA IDEX is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The fund is diversified.

This Statement of Additional Information ("SAI") is not a prospectus, and should be read in conjunction with the fund's prospectus dated March 1, 2005, as it may be supplemented from time to time, which may be obtained free of charge by writing or calling TA IDEX at the above address or telephone number. This SAI contains additional and more detailed information about the fund's operations and activities than that set forth in the prospectus. The fund's Annual Report to shareholders is incorporated by reference into this SAI.

THIS FUND IS CLOSED TO NEW INVESTMENTS.

                                TABLE OF CONTENTS

                                                                                                           Page
INVESTMENT OBJECTIVES................................................................
INVESTMENT RESTRICTIONS, POLICIES AND PRACTICES......................................
   Investment Restrictions of IDEX Protected Principal Stock ........................
OTHER POLICIES AND PRACTICES OF THE FUND ............................................
OPTIONS, FUTURES AND OTHER DERIVATIVE INSTRUMENTS ...................................
   Options on Securities and Indexes ................................................
   Options on Foreign Currencies ....................................................
   Futures Contracts and Options thereon.............................................
   Forward Contracts ................................................................
   Swaps and Swap-Related Products ..................................................
   Credit Default Swaps .............................................................
   Exchange-Traded Funds ("ETFs") ...................................................
   Euro Instruments .................................................................
   Special Investment Considerations and Risks ......................................
   Additional Risks of Options on Foreign Currencies, Forward Contracts
      and Foreign Instruments .......................................................
FOREIGN INVESTMENTS .................................................................
OTHER INVESTMENT COMPANIES ..........................................................
WHEN-ISSUED, DELAYED SETTLEMENT AND FORWARD DELIVERY SECURITIES .....................
ZERO COUPON, PAY-IN-KIND AND STEP COUPON SECURITIES .................................
MORTGAGE RELATED SECURITIES .........................................................
LENDING OF FUND SECURITIES ..........................................................
ILLIQUID SECURITIES AND RESTRICTED/144A SECURITIES...................................
MUNICIPAL OBLIGATIONS ...............................................................
        Municipal Bonds .............................................................
        Municipal Notes .............................................................
        Municipal Commercial Paper ..................................................
        Variable Rate Obligations ...................................................
        Municipal Lease Obligations .................................................
LOAN PARTICIPATIONS .................................................................
EQUITY EQUIVALENTS ..................................................................
REPURCHASE AND REVERSE REPURCHASE AGREEMENTS ........................................
PASS-THROUGH SECURITIES .............................................................
HIGH-YIELD/HIGH-RISK BONDS ..........................................................
        Valuation Risks .............................................................
        Liquidity Risks .............................................................
WARRANTS AND RIGHTS .................................................................
U.S. GOVERNMENT SECURITIES ..........................................................
TEMPORARY DEFENSIVE POSITION ........................................................
OTHER SECURITIES IN WHICH THE FUND MAY INVEST .......................................
PORTFOLIO TURNOVER RATE .............................................................
DISCLOSURE OF PORTFOLIO HOLDINGS
INVESTMENT ADVISORY AND OTHER SERVICES ..............................................
DISTRIBUTOR .........................................................................
ADMINISTRATIVE SERVICES .............................................................
CUSTODIAN, TRANSFER AGENT AND OTHER AFFILIATES ......................................
FUND TRANSACTIONS AND BROKERAGE .....................................................
TRUSTEES AND OFFICERS ...............................................................
SHAREHOLDER COMMUNICATION PROCEDURES WITH BOARD OF TRUSTEES
PURCHASE OF SHARES ..................................................................
DEALER REALLOWANCES .................................................................
DISTRIBUTION PLANS ..................................................................
DISTRIBUTION FEES ...................................................................
NET ASSET VALUE DETERMINATION .......................................................
DIVIDENDS AND OTHER DISTRIBUTIONS ...................................................

SHAREHOLDER ACCOUNTS ................................................................
RETIREMENT PLANS ....................................................................
REDEMPTION OF SHARES ................................................................
TAXES ...............................................................................
PRINCIPAL SHAREHOLDERS ..............................................................
INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS ............................................
   CODE OF ETHICS ...................................................................
   PROXY VOTING POLICIES AND PROCEDURES..............................................
PERFORMANCE INFORMATION .............................................................
FINANCIAL STATEMENTS ................................................................

                              INVESTMENT OBJECTIVES

The prospectus discusses the investment objective of the fund, the principal types of securities in which the fund will invest, and the policies and practices of the fund. The following discussion of Investment Restrictions, Policies and Practices supplements that set forth in the prospectus.

There can be no assurance that the fund will, in fact, achieve its objective. The fund's investment objective may be changed by the Board of Trustees without shareholder approval. A change in the investment objective of the fund may result in the fund having an investment objective different from that which the shareholder deemed appropriate at the time of investment.

INVESTMENT RESTRICTIONS, POLICIES AND PRACTICES

As indicated in the prospectus, the fund is subject to certain fundamental policies and restrictions which as such may not be changed without shareholder approval. Shareholder approval would be the approval by the lesser of (i) more than 50% of the outstanding voting securities of the fund, or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the fund are present or represented by proxy.

INVESTMENT RESTRICTIONS OF TA IDEX PROTECTED PRINCIPAL STOCK

TA IDEX Protected Principal Stock may not, as a matter of fundamental policy:

1. With respect to 75% of the fund's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940
     Act) if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of any one issuer exceeds 5% of the value of the fund's total assets, or (b), the fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

2. Invest 25% or more of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

3. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 331/3 % of the value of the fund's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 331/3% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 331/3% limitation. This policy shall not prohibit reverse repurchase agreements or bank borrowing.

4. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

5. Purchase or sell real estate (but this shall not prevent the fund from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

6. Underwrite securities issued by other persons, except to the extent that the fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the "1933 Act), in connection with the purchase and sale of its fund securities in the ordinary course of pursuing its investment objective.

7. Purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions and that margin payments and other deposits in connection with transactions in options, futures contracts and options on futures contracts shall not be deemed to constitute purchasing securities on margin.

8. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments provided this limitation shall not prohibit the fund from purchasing or selling options and futures contracts or investing in securities or other instruments backed by physical commodities).

9. Make loans, except through (a) the purchase of debt obligations in accordance with the fund's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities as permitted by applicable law.

     Furthermore, the fund has adopted the following non-fundamental restrictions that may be changed by the Board of Trustees of TA IDEX without shareholder approval:

(A) The fund may not invest in companies for the purpose of exercising control or management.

(B) The fund may not make short sales of securities or maintain a short position. This restriction shall not apply to transactions involving selling securities "short against the box or taking short positions in index call options."

(C) The fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the 1940 Act.

(D) The fund may not mortgage, pledge hypothecate or, in any manner, transfer any security owned by the fund as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 331/3% of the fund's total assets at the time of borrowing or investment.

                    OTHER POLICIES AND PRACTICES OF THE FUNDS

OPTIONS, FUTURES AND OTHER DERIVATIVE INSTRUMENTS

The following investments are subject to limitations as set forth in the fund's investment restrictions and policies.

OPTIONS ON SECURITIES AND INDICES. In an effort to increase current income and to reduce fluctuations in net asset value, the fund may write covered put and call options and buy put and call options on securities that are traded on United States and foreign securities exchanges, and over-the-counter. The fund also may write call options that are not covered for cross-hedging purposes. The fund may write and buy options on the same types of securities that the fund may purchase directly. There are no specific limitations on the fund's writing and buying of options on securities.

A call option gives the purchaser the right to buy, and a writer has the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price or exchange rate of the security, as the case may be. The premium paid to the writer is consideration for undertaking the obligations under the option contract. A put option gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price or exchange rate of the security, as the case may be. A call option is covered if the fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the underlying security is held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A put option is covered if the fund segregates cash or other liquid assets with a value equal to the exercise price with its custodian. Put and call options will be valued at the last sale price, or in the absence of such a price, at the mean between bid and asked price.

When a portfolio security or currency subject to a call option is sold, the fund will effect a "closing purchase transaction"--the purchase of a call option on the same security or currency with the same exercise price and expiration date as the call option which a fund previously has written. If the fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security or currency until the option expires or the fund delivers the underlying security or currency upon exercise. In addition, upon the exercise of a call option by the holder thereof, the fund will forego the potential benefit represented by market appreciation over the exercise price.

When the fund writes an option, an amount equal to the net premium (the premium less the commission) received by the fund is included in the liability section of its statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date, or if the fund enters into a closing purchase transaction, it will realize a gain

(or a loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option is exercised, the fund may deliver the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received and the fund will realize a gain or loss.

The purpose of writing covered call options is to generate additional premium income for the fund. This premium income will serve to enhance the fund's total return and will reduce the effect of any price decline of the security involved in the option. Covered call options will generally be written on securities which are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the fund.

Once the decision to write a call option has been made, the fund's investment adviser or sub-adviser, in determining whether a particular call option should be written on a particular security, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit a sale of the underlying security. Furthermore, effecting a closing transaction will permit a fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If the fund desires to sell a particular security from its portfolio on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that the fund will be able to effect such closing transactions at a favorable price. If the fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. This could result in higher transaction costs. The fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

Exercise prices of options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, the fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred. The fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the fund.

Where the fund may purchase put options, the fund is purchasing the right to sell a specified security (or securities) within a specified period of time at a specified exercise price. Puts may be acquired to facilitate the liquidity of the portfolio assets. Puts may also be used to facilitate the reinvestment of assets at a rate of return more favorable than that of the underlying security. The fund may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities. The amount payable to the fund upon its exercise of a "put" is normally (i) the fund's acquisition cost of the securities subject to the put (excluding any accrued interest which the fund paid on the acquisition), less any amortized market premium or plus any accreted market or original issue discount during the period the fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. The fund generally will acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, the fund may pay for puts either separately in cash or by paying higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).

Index options (or options on securities indices) are similar in many respects to options on securities, except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. The fund will segregate assets or otherwise cover index options that would require it to pay cash upon exercise.

A principal reason for writing put and call options is to attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying securities alone. In return for the premium received for a call option, the fund foregoes the opportunity for profit from a price increase in the underlying security above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security decline. In return for the premium received for a put option, the fund assumes the risk that the price of the underlying security will decline below the exercise price, in which case the put would be exercised and the fund would suffer a loss. The fund may purchase put options in an effort to protect the value of a security it owns against a possible decline in market value.

OPTIONS ON FOREIGN CURRENCIES. The fund may buy and write options on foreign currencies in a manner similar to that in which futures contracts or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which fund securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of fund securities, the fund may buy put options on the foreign currency. If the value of the currency declines, the fund will have the right to sell such currency for a fixed amount in U.S. dollars and will offset, in whole or in part, the adverse effect on its portfolio.

Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the fund may buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, the fund could sustain losses on transactions in foreign currency options that would require the fund to forego a portion or all of the benefits of advantageous changes in those rates. In addition, in the case of other types of options, the benefit to the fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs.

The fund may also write options on foreign currencies. For example, in attempting to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, the fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of fund securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to attempt to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, the fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow that fund to hedge the increased cost up to the amount of premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and the fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

The fund may write covered call options on foreign currencies. A call option written on a foreign currency by the fund is "covered" if the fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration that is segregated by its custodian) upon conversion or exchange of other foreign currency held in its fund. A call option is also covered if: (i) the fund holds a call at the same exercise price for the same exercise period and on the same currency as the call written; or (ii) at the time the call is written, an amount of cash, U.S. government securities or other liquid assets equal to the fluctuating market value of the optioned currency is segregated with the custodian.

The fund may write call options on foreign currencies for cross-hedging purposes that would not be deemed to be covered. A call option on a foreign currency is for cross-hedging purposes if it is not covered but is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which the fund owns or has the right to acquire and which is denominated in the currency underlying the option. In such circumstances, the fund collateralizes the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

FUTURES CONTRACTS AND OPTIONS THEREON. The fund may enter into futures contracts, purchase or sell options on any such futures contracts, and engage in related closing transactions. Futures contracts are for the purchase or sale, for future delivery, of equity or fixed-income securities, foreign currencies or contracts based on financial indices, including indices of U.S. government securities, foreign government securities and equity or fixed-income securities.

U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a Futures Trading Commission merchant ("FTCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

The fund may use futures contracts to hedge against anticipated future changes in market conditions which otherwise might adversely affect the value of securities which the fund holds or intends to purchase. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, the fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, the fund, through the purchase of such contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

The acquisition of put and call options on futures contracts will, respectively, give the fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.

If the notional value of the fund's non-hedge contracts exceeds 100% of its total assets, the fund will not purchase or sell a futures contract unless immediately following such sale or purchase the aggregate amount of margin deposits on its existing futures positions plus the amount of premiums paid for related futures options entered into for other than bona fide hedging purposes is 5% or less of the net assets. If the aggregate amount of margin deposits on its existing futures positions plus the amount of premiums paid for related futures options entered into for other than bona fide hedging purposes exceeds 5% of its net assets, the notional value of a fund's non-hedge contracts will not exceed 100% of the liquidation value of the fund's portfolio securities. Futures transactions will be limited to the extent necessary to maintain the qualification of the fund as a regulated investment company.

The fund also may purchase and sell put and call options on futures contracts. An option on a futures contract gives the purchaser the right, but not the obligation, in return for the premium paid, to assume (in the case of a call) or sell (in the case of a put) a position in a specified underlying futures contract (which position may be a long or short position) a specified exercise price at any time during the option exercise period. Sellers of options on futures contracts, like buyers and sellers of futures contracts, make an initial margin deposit and are subject to calls for variation margin.

Futures transactions involve brokerage costs and require the fund to segregate liquid assets, such as cash, U.S. Government securities or other liquid securities to cover its obligation under such contracts. There is a possibility that the fund may lose the expected benefit of futures transactions if interest rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the fund had not entered into any futures transactions. In addition, the value of futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities, limiting the fund's ability to hedge effectively against interest rates and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

FORWARD CONTRACTS. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future, and the other party is obligated to pay a specified invoice amount for the assets at the time of delivery. The fund may enter into forward contracts to purchase and sell government securities, foreign currencies or other financial instruments. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

The following discussion summarizes the fund's principal uses of forward foreign currency exchange contracts ("forward currency contracts").

The fund may enter into forward currency contracts with stated contract values of up to the value of that fund's assets. The fund may enter into forward currency contracts in order to hedge against adverse movements in exchange rates between currencies. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed upon price (which may be in U.S. dollars or another currency). The fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business.

By entering into a forward currency contract in U.S. dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, the fund is able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. However, this tends to limit potential gains that might result from a positive change in such currency relationships. The fund may also hedge foreign currency exchange rate risk by engaging in a currency financial futures and options transactions, which are described below. The forecasting of short-term currency market movements is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain.

It is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward currency contract. Accordingly, it may be necessary for the fund to purchase additional currency on the spot market if the market value of the security is less than the amount of foreign currency such fund is obligated to deliver when a decision is made to sell the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency such fund is obligated to deliver.

If the fund retains the portfolio security and engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been movement in forward currency contract prices. If the fund engages in an offsetting transaction, it may subsequently enter into a new forward currency contract to sell the foreign currency. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. The fund will have to convert its holdings of foreign currencies into U.S. dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.

While forward currency contracts are not currently regulated by the Commodity Futures Trading Commission (the "CFTC"), the CFTC may in the future assert authority to regulate forward currency contracts. In such event, the fund's ability to utilize forward currency contracts may be restricted. In addition, the fund may not always be able to enter into forward currency contracts at attractive prices and may be limited in its ability to use these contracts to hedge its assets.

SWAPS AND SWAP-RELATED PRODUCTS. In order to attempt to protect the value of its investments from interest rate or currency exchange rate fluctuations, the fund may, subject to its investment restrictions, enter into interest rate and currency exchange rate swaps, and may buy or sell interest rate and currency exchange rate caps and floors. The fund's sub-adviser may enter into these transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. The fund also may enter into these transactions to attempt to protect against any increase in the price of securities the fund may consider buying at a later date.

The fund does not intend to use these transactions as a speculative investment. Interest rate swaps involve the exchange by the fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

The fund, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the fund's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid assets having an aggregate net asset at least equal to the accrued excess will be segregated by its custodian.

If the fund enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. The fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. The fund's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The sub-adviser has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent the fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

There is no limit on the amount of interest rate swap transactions that may be entered into by the fund, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by the fund or its counterparty to collateralize obligations under the swap.

Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that the fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, the fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. The fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

In addition to the instruments, strategies and risks described in this SAI and in the prospectus, there may be additional opportunities in connection with options, futures contracts, forward currency contracts and other hedging techniques that become available as the fund's sub-adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions, and as new instruments are developed. The fund's sub-adviser may use these opportunities to the extent they are consistent with the fund's investment objective and as are permitted by the fund's investment limitations and applicable regulatory requirements.

CREDIT DEFAULT SWAPS. The fund may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a fund would keep the stream of payments and would have no payment obligations. As the seller, the fund would be subject to investment exposure on the notional amount of the swap.

The fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to satisfy its payment obligations to the fund in the event of a default.

EURO INSTRUMENTS. The fund may make investments in Euro instruments. Euro instruments are U.S. dollar-denominated futures contracts, or options thereon, which are linked to the London Interbank Offered Rate (the "LIBOR"), although foreign currency-denominated instruments are available from time to time. Euro futures contracts enable purchasers to obtain a fixed rate for the lending of funds, and sellers to obtain a fixed rate for borrowings. The fund might use Euro futures contracts and options thereon to hedge against changes in LIBOR, which may be linked to many interest rate swaps and fixed income instruments.

SPECIAL INVESTMENT CONSIDERATIONS AND RISKS. The successful use of the investment practices described above with respect to futures contracts, options on futures contracts, forward contracts, options on securities, options on foreign currencies and swaps and swap-related products draws upon skills and experience which are different from those needed to select the other instruments in which the fund may invest. Should interest or exchange rates, or the prices of securities or financial indices move in an unexpected manner, the fund may not achieve the desired benefits of the foregoing instruments or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies, forward contracts and other negotiated or over-the-counter instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

The fund's ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments. Markets in a number of the instruments are relatively new and still developing, and it is impossible to predict the amount of trading interest that may exist in those instruments in the future.

Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to the fund as: the possible loss of the entire premium paid for an option bought by the fund; the inability of the fund, as the writer of a covered call option, to benefit from the appreciation of the underlying securities above the exercise price of the option; and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences. As a result, no assurance can be given that the fund will be able to use those instruments effectively for their intended purposes.

In connection with certain of its hedging transactions, the fund must segregate assets with the fund's custodian bank to ensure that the fund will be able to meet its obligations pursuant to these instruments. Segregation of a large percentage of the fund's assets could impede implementation of the fund's investment policies or its ability to meet redemption requests or other current obligations.

ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS AND FOREIGN INSTRUMENTS. Unlike transactions entered into by the fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC.

To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation.

Options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Office of the Comptroller of the Currency (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events.

In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign government restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement. These include such things as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

In addition, options on U.S. government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) less availability than that available in the United States of data on which to make trading decisions; (iii) delays in a fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) low trading volume.

FOREIGN INVESTMENTS

The fund may invest in foreign securities through the purchase of securities of foreign issuers or of American Depositary Receipts ("ADRs"). Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign markets are less than in the U.S., and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the fund will endeavor to achieve the most favorable net results on portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

Foreign markets also have different clearance and settlement procedures, and in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the fund investing in foreign markets is uninvested and no return is earned thereon. The inability of the fund to make intended security purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Losses to a fund due to subsequent declines in the value of portfolio securities, or losses arising out of an inability to fulfill a contract to sell such securities, could result in potential liability to the fund. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect the investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

In many instances, foreign debt securities may provide higher yields than securities of domestic issuers that have similar maturities and quality. Under certain market conditions these investments may be less liquid than the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Finally, in the event of a default of any such foreign debt obligations, it may be more difficult to obtain or to enforce a judgment against the issuers of such securities.

If a security is denominated in foreign currency, the value of the security to the fund will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. Currency risks generally increase in lesser developed markets. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of a fund's assets. The value of the assets of the fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of securities denominated in that currency. Such changes will also affect the income and distributions to shareholders of a fund investing in foreign markets. In addition, although the fund will receive income on foreign securities in such currencies, it will be required to compute and distribute income in U.S. dollars. Therefore, if the exchange rate for any such currency declines materially after income has been accrued and translated into U.S. dollars, the fund could be required to liquidate portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time the fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater.

ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers' stock. However, by investing in ADRs rather than directly in foreign issuers' stock, a fund can avoid currency risks during the settlement period for either purchase or sales.

In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. Certain ADRs, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of such facilities, while issuers of sponsored facilities normally pay more of the costs thereof. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depositary of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

OTHER INVESTMENT COMPANIES

The fund may invest in securities issued by other investment companies as permitted under the 1940 Act. The fund may indirectly bear a portion of any investment advisory fees and expenses and distribution (12b-1) fees paid by funds in which it invests, in addition to the advisory fees and expenses paid by the fund.

EXCHANGE-TRADED FUNDS ("ETFs"). Subject to limitations under the 1940 Act, the fund may invest in shares of investment companies known as ETFs. For example, a fund may invest in S&P Depositary Receipts, or "SPDRs." SPDRs are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of the S&P 500 Index. The fund investing in a SPDR would be entitled to the dividends that accrue to the S&P 500 stocks in the underlying portfolio, less trust expenses. Investing in these securities may result in duplication of certain fees and expenses paid by these securities in addition to the advisory fees and expenses paid by the fund.

WHEN-ISSUED, DELAYED SETTLEMENT AND FORWARD DELIVERY SECURITIES

Securities may be purchased and sold on a "when-issued," "delayed settlement," or "forward (delayed) delivery" basis. "When-issued" or "forward delivery" refers to securities whose terms are available, and for which a market exists, but which are not available for immediate delivery. When-issued or forward delivery transactions may be expected to occur a month or more before delivery is due. The fund may engage in when-issued transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When the fund engages in when-issued or forward delivery transactions, it will do so consistent with its investment objective and policies and not for the purpose of investment leverage.

"Delayed settlement" is a term used to describe settlement of a securities transaction in the secondary market that will occur sometime in the future. No payment or delivery is made by the fund until it receives payment or delivery from the other party for any of the above transactions. The fund will segregate with its custodian cash, U.S. government securities or other liquid assets at least equal to the value or purchase commitments until payment is made. The segregated securities will either mature or, if necessary, be sold on or before the settlement date. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although the fund may earn income on securities it has segregated to collateralize its delayed delivery purchases.

New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner. At the time of settlement, the market value of the security may be more or less than the purchase price. The fund bears the risk of such market value fluctuations. These transactions also involve the risk that the other party to the transaction may default on its obligation to make payment or delivery. As a result, the fund may be delayed or prevented from completing the transaction and may incur additional costs as a consequence of the delay.

ZERO COUPON, PAY-IN-KIND AND STEP COUPON SECURITIES

Subject to its investment restrictions, the fund may invest in zero coupon, pay-in-kind and step-coupon securities. Zero-coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Current federal income tax law requires holders of zero-coupon securities and step-coupon securities to report the portion of the original issue discount on such securities that accrues that year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under the Internal Revenue Code of 1986 ("Code"), the fund must distribute its investment company taxable income, including the original issue discount accrued on zero-coupon or step-coupon bonds. Because it will not receive cash payments on a current basis in respect of accrued original-issue discount on zero-coupon bonds or step-coupon bonds during the period before interest payments begin, in some years the fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. The fund might obtain such cash from selling other portfolio holdings. These actions may reduce the assets to which fund expenses could be allocated and may reduce the rate of return for the fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a fund to sell the securities at the time.

Generally, the market prices of zero-coupon bonds and strip securities are more volatile than the prices of securities that pay interest periodically in cash and they are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

MORTGAGE-RELATED SECURITIES

The fund may invest in mortgage-related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and by nongovernmental entities, provided, however, that to the extent that the fund purchases mortgage-related securities from such issuers which may, solely for purposes of the 1940 Act, be deemed to be investment companies, the fund's investment in such securities will be subject to the limitations on its investment in investment company securities.

Mortgage-related securities in which the fund may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as GNMA and government-related organizations such as FNMA and FHLMC, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If the fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, though, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-related security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return the fund will receive when these amounts are reinvested.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to the timely payment of the principal and interest by FNMA. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to the timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or the timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

LENDING OF FUND SECURITIES

The fund, from time to time, may lend portfolio securities to broker-dealers, banks or institutional borrowers of securities. In accordance with guidelines from the SEC and or its staff, the fund must receive at least 100% collateral, in the form of cash or U.S. Government securities. This collateral must be valued daily, and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lender. During the time portfolio securities are on loan, the borrower pays the lender dividends or interest paid on such securities. Loans are subject to termination by the lender or the borrower at any time. While the fund does not have the right to vote securities on loan, it intends to regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults on its obligation to the fund, it could experience delays in recovering its securities and possible capital losses. The fund will only enter into loan arrangements with broker-dealers, banks or other institutions determined to be creditworthy under guidelines that may be established by the Board of Trustees.

ILLIQUID AND RESTRICTED/144A SECURITIES

Subject to its investment restrictions, the fund may invest a certain percentage of its net assets in illiquid securities (i.e., securities that are not readily marketable).

In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by the fund could, however, adversely affect the marketability of such portfolio security and the fund might be unable to dispose of such security promptly or at reasonable prices.

The Fund's Board of Trustees has authorized the fund's sub-adviser to make liquidity determinations with respect to Rule 144A securities in accordance with the guidelines established by the Board of Trustees. Under the guidelines which may be amended from time to time, the fund's sub-adviser generally will consider the following factors in determining whether a Rule 144A security is liquid: 1) the frequency of trades and quoted prices for the security; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; and 4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer and/or other factors deemed appropriate. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the OTC markets. The fund may be restricted in its ability to sell such securities at a time when a fund's sub-adviser deems it advisable to do so. In addition, in order to meet redemption requests, a fund may have to sell other assets, rather than such illiquid securities, at a time that is not advantageous.

MUNICIPAL OBLIGATIONS

The fund may invest in the following types of municipal obligations:

MUNICIPAL BONDS. Municipal bonds generally are classified as general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and unlimited taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues generated by a particular facility or class of facility, or in some cases from the proceeds of a special excise tax or specific revenue source. Industrial development obligations are a particular kind of municipal bond which are issued by or on behalf of public authorities to obtain funds for many kinds of local, privately operated facilities. Such obligations are, in most cases, revenue bonds that generally are secured by a lease with a particular private corporation.

MUNICIPAL NOTES. Municipal notes are short-term debt obligations issued by municipalities which normally have a maturity at the time of issuance of six months to three years. Such notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are normally obligations of the issuing municipality or agency.

MUNICIPAL COMMERCIAL PAPER. Municipal commercial paper is short-term debt obligations issued by municipalities. Although done so infrequently, municipal commercial paper may be issued at a discount (sometimes referred to as Short-Term Discount Notes). These obligations are issued to meet seasonal working capital needs of a municipality or interim construction financing and are paid from a municipality's general revenues or refinanced with long-term debt. Although the availability of municipal commercial paper has been limited, from time to time the amounts of such debt obligations offered have increased, and the sub-adviser believes that this increase may continue.

VARIABLE RATE OBLIGATIONS. The interest rate payable on a variable rate municipal obligation is adjusted either at predetermined periodic intervals or whenever there is a change in the market rate of interest upon which the interest rate payable is based. A variable rate obligation may include a demand feature pursuant to which the fund would have the right to demand prepayment of the principal amount of the obligation prior to its stated maturity. The issuer of the variable rate obligation may retain the right to prepay the principal amount prior to maturity.

MUNICIPAL LEASE OBLIGATIONS. Municipal lease obligations may take the form of a lease, an installment purchase or a conditional sales contract. Municipal lease obligations are issued by state and local governments and authorities to acquire land, equipment and facilities such as state and municipal vehicles, telecommunications and computer equipment, and other capital assets. Interest payments on qualifying municipal leases are exempt from federal income taxes. The fund may purchase these obligations directly, or they may purchase participation interests in such obligations. Municipal leases are generally subject to greater risks than general obligation or revenue bonds. State laws set forth requirements that states or municipalities must meet in order to issue municipal obligations, and such obligations may contain a covenant by the issuer to budget for, appropriate, and make payments due under the obligation. However, certain municipal lease obligations may contain "non-appropriation" clauses which provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Accordingly, such obligations are subject to "non-appropriation" risk. While municipal leases are secured by the underlying capital asset, it may be difficult to dispose of such assets in the event of non-appropriation or other default.

LOANS

The fund may invest in certain commercial loans generally known as "syndicated bank loans," by acquiring participations or assignments in such loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The fund may participate in such syndications, or can buy part of a loan, becoming a part lender. The fund's investment in a loan participation typically will result in the fund having a contractual relationship only with the lender and not with the borrower. The fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing a participation, the fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any right of set-off against the borrower, and the fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

When the fund purchases a loan assignment from lenders, it will acquire direct rights against the borrowers on the loan. Because assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Because there is no liquid market for such securities, the fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a fund's ability to dispose of particular assignments or participations when necessary to meet redemptions of fund shares, to meet the fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for assignments and participations also may make it more difficult for the fund to value these securities for purposes of calculating its net asset value.

Investments in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to the fund. For example, if a loan is foreclosed, the fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a fund relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the fund.

EQUITY EQUIVALENTS

In addition to investing in common stocks, the fund may invest in other equity securities and equity equivalents, including securities that permit a fund to receive an equity interest in an issuer, the opportunity to acquire an equity interest in an issuer, or the opportunity to receive a return on its investment that permits the fund to benefit from the growth over time in the equity of an issuer. Examples of equity securities and equity equivalents include preferred stock, convertible preferred stock and convertible debt securities.

The fund will limit its holdings of convertible debt securities to those that, at the time of purchase, are rated at least B- by S&P or B3 by Moody's, or, if not rated by S&P or Moody's, are of equivalent investment quality as determined by the sub-adviser. The fund's investments in convertible debt securities and other high-yield, non-convertible debt securities rated below investment-grade will comprise less than 35% of the fund's net assets. Debt securities rated below the four highest categories are not considered "investment-grade" obligations. These securities have speculative characteristics and present more credit risk than investment-grade obligations. Equity equivalents also may include securities whose value or return is derived from the value or return of a different security. Depositary receipts are an example of the type of derivative security in which the fund might invest.

REPURCHASE AND REVERSE REPURCHASE  AGREEMENTS

Subject to its investment restrictions, the fund may enter into repurchase and reverse repurchase agreements. In a repurchase agreement, the fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or collateral. The fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the fund in connection with bankruptcy proceedings), it is the policy of the fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the sub-adviser for that fund and approved by the Board of Trustees.

In a reverse repurchase agreement, the fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the fund will segregate with its custodian cash and appropriate liquid assets with the fund's custodian to cover its obligation under the agreement. The fund will enter into reverse repurchase agreements only with parties the investment sub-adviser for the fund deems creditworthy.

Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.

Reverse repurchase agreements may expose the fund to greater fluctuations in the value of its assets.

PASS-THROUGH SECURITIES

The fund may, in varying degrees, invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests, which are fully discussed in this SAI. A pass-through security is a share or certificate of interest in a pool of debt obligations that has been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the fund.

HIGH YIELD/HIGH-RISK BONDS

High-yield/high-risk bonds, below investment grade securities (commonly known as "junk bonds") involve significant credit and liquidity concerns and fluctuating yields, and are not suitable for short-term investing. Higher yields are ordinarily available on fixed-income securities which are unrated or are rated in the lower rating categories of recognized rating services such as Moody's and Standard & Poor's.

VALUATION RISKS. Lower rated bonds also involve the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the fund, if owning such bonds, would experience a reduction in its income, and could expect a decline in the market value of the securities so affected. The fund, furthermore, may incur additional costs in seeking the recovery of the defaulted securities. More careful analysis of the financial condition of each issuer of lower rated securities is therefore necessary. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payments obligations, to meet projected business goals and to obtain additional financing.

The market prices of lower grade securities are generally less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic or political changes or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities. Past experience with high-yield securities in a prolonged economic downturn may not provide an accurate indication of future performance during such periods.

LIQUIDITY RISKS. Lower rated securities also may have less liquid markets than higher rated securities, and their liquidity as well as their value may be more severely affected by adverse economic conditions. Adverse publicity and investor perceptions as well as new or proposed laws may also have a greater negative impact on the market for lower rated bonds.

Unrated securities are not necessarily of lower quality than rated securities, but the markets for lower rated and nonrated securities are more limited than those in which higher rated securities are traded. In addition, an economic downturn or increase in interest rates is likely to have a greater negative effect on: (i) the market for lower rated and nonrated securities; (ii) the value of high yield debt securities held by the fund; (iii) the new asset value of the fund holding such securities; and (iv) the ability of the bonds' issuers to repay principal and interest, meet projected business goals and obtain additional financing than on higher rated securities.

WARRANTS AND RIGHTS

Subject to its investment restrictions, the fund may invest in warrants and rights. A warrant is a type of security that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks.

U.S. GOVERNMENT SECURITIES

Examples of the types of U.S. government securities that the fund may hold include, in addition to those described in the prospectus, direct obligations of the U.S. Treasury, the obligations of the Federal Housing Administration, Farmers Home Administration, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal

Farm Credit Banks, Federal Home Loan Bank, Federal Intermediate Credit Banks, Federal Land Banks and Maritime Administration. U.S. government securities may be supported by the full faith and credit of the U.S. government (such as securities of the Small Business Administration); by the right of the issuer to borrow from the Treasury (such as securities of the Federal Home Loan Bank); by the discretionary authority of the U.S. government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association); or only by the credit of the issuing agency.

TEMPORARY DEFENSIVE POSITION

For temporary defensive purposes, the fund may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When the fund increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when the fund assumes a temporary defensive position it may not be able to achieve its investment objective.

OTHER SECURITIES IN WHICH THE FUND MAY INVEST

CORPORATE DEBT SECURITIES. The fund may invest in corporate bonds, notes and debentures of long and short maturities and of various grades, including unrated securities. Corporate debt securities exist in great variety, differing from one another in quality, maturity, and call or other provisions. Lower grade bonds, whether rated or unrated, usually offer higher interest income, but also carry increased risk of default. Corporate bonds may be secured or unsecured, senior to or subordinated to other debt of the issuer, and, occasionally, may be guaranteed by another entity. In addition, they may carry other features, such as those described under "Convertible Securities" and "Variable or Floating Rate Securities," or have special features such as the right of the holder to shorten or lengthen the maturity of a given debt instrument, rights to purchase additional securities, rights to elect from among two or more currencies in which to receive interest or principal payments, or provisions permitting the holder to participate in earnings of the issuer or to participate in the value of some specified commodity, financial index, or other measure of value.

COMMERCIAL PAPER. Commercial paper refers to short-term unsecured promissory notes issued by commercial and industrial corporations to finance their current operations. Commercial paper may be issued at a discount and redeemed at par, or issued at par with interest added at maturity. The interest or discount rate depends on general interest rates, the credit standing of the issuer, and the maturity of the note, and generally moves in tandem with rates on large CDs and Treasury bills. An established secondary market exists for commercial paper, particularly that of stronger issuers which are rated by Moody's Investors Service, Inc. and Standard and Poor's Ratings Group. Investments in commercial paper are subject to the risks that general interest rates will rise, that the credit standing and outside rating of the issuer will fall, or that the secondary market in the issuer's notes will become too limited to permit their liquidation at a reasonable price.

INTERNATIONAL AGENCY OBLIGATIONS. The fund may invest in bonds, notes or Eurobonds of international agencies. Examples are securities issued by the Asian Development Bank, the European Economic Community, and the European Investment Bank. The fund may also purchase obligations of the International Bank for Reconstruction and Development which, while technically not a U.S. government agency or instrumentality, has the right to borrow from the participating countries, including the United States.

BANK OBLIGATIONS OR SAVINGS AND LOAN OBLIGATIONS. Subject to its investment restrictions, the fund may purchase certificates of deposit, bankers' acceptances and other debt obligations of commercial banks and certificates of deposit and other debt obligations of savings and loan associations ("S&L's"). Certificates of deposit are receipts from a bank or an S&L for funds deposited for a specified period of time at a specified rate of return. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. These instruments may be issued by institutions of any size, may be of any maturity, and may be insured or uninsured. The quality of bank or savings and loan obligations may be affected by such factors as (a) location -- the strength of the local economy will often affect financial institutions in the region, (b) asset mix -- institutions with substantial loans in a troubled industry may be weakened by those loans, and (c) amount of equity capital -- under-capitalized financial institutions are more vulnerable when loan losses are suffered. The sub-adviser will evaluate these and other factors affecting the quality of bank and savings and loan obligations purchased by a fund, but the fund is not restricted to obligations or institutions that satisfy specified quality criteria.

VARIABLE OR FLOATING RATE SECURITIES. Subject to its investment restrictions, the fund may purchase variable rate securities that provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable and floating rate securities is ordinarily determined by reference to, or is a percentage of, a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure. These securities generally are structured as loans. See the discussion of "Loans" in this SAI.

PREFERRED STOCKS. Subject to the fund's investment restrictions, the fund may purchase preferred stocks. Preferred stocks are securities which represent an ownership interest in a corporation and which give the owner a prior claim over common stock on the corporation's earnings and assets. Preferred stock generally pays quarterly dividends. Preferred stocks may differ in many of their provisions. Among the features that differentiate preferred stocks from one another are the dividend rights, which may be cumulative or non-cumulative and participating or non-participating, redemption provisions, and voting rights. Such features will establish the income return and may affect the prospects for capital appreciation or risks of capital loss.

CONVERTIBLE SECURITIES. Subject to its investment restrictions, the fund may invest in debt securities convertible into or exchangeable for equity securities, or debt securities that carry with them the right to acquire equity securities, as evidenced by warrants attached to such securities or acquired as part of units of the securities. Such securities normally pay less current income than securities without conversion features, but add the potential opportunity for appreciation from enhanced value for the equity securities into which they are convertible, and the concomitant risk of loss from declines in those values.

COMMON STOCKS. Subject to its investment restrictions, the fund may invest in common stocks. Common stocks are junior to the debt obligations and preferred stocks of an issuer. Hence, dividend payments on common stocks should be regarded as less secure than income payments on corporate debt securities.

PORTFOLIO TURNOVER RATE

Changes may be made in the fund's portfolio consistent with the investment objective and policies of the fund whenever such changes are believed to be in the best interests of the fund and its shareholders, and the fund will be managed without regard to its portfolio turnover rate. The portfolio turnover rates for the fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemptions of shares. High portfolio turnover rates will generally result in higher transaction costs to the fund, including brokerage commissions, and may have adverse tax consequences

The portfolio turnover rate for the fund is calculated by dividing the lesser of the fund's purchases or sales of portfolio securities for the year by the monthly average value of the securities. The Securities and Exchange Commission requires that the calculation exclude all securities whose remaining maturities at the time of acquisition are one year or less.

DISCLOSURE OF PORTFOLIO HOLDINGS

It is the policy of the fund to protect the confidentiality of its holdings and prevent the selective disclosure of non-public information about the Fund's portfolio holdings. The fund's service providers are required to comply with this policy. No non-public information concerning the portfolio holdings of the Fund may be disclosed to any unaffiliated third party, except as provided below. The Board of Trustees has adopted formal procedures governing compliance with the fund's policies.

The fund, or its duly authorized service providers, may publicly disclose holdings of the fund in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. A summary or list of the fund's completed purchases and sales may only be made available after the public disclosure of the fund's portfolio holdings.

The fund publishes all portfolio holdings on a quarterly basis on their website at www.idexfunds.com 30 days after the end of each calendar quarter. Such information remains online for 6 months. The day following such publication, the information is deemed to be publicly disclosed for the purposes of the policies and procedures adopted by the fund. The fund may then forward the information to investors and consultants requesting it.

There are numerous mutual fund evaluation services such as Standard & Poor's, Morningstar or Lipper Analytical Services, and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the fund by these services and departments, the fund may distribute (or authorize their service providers to distribute) portfolio holdings to such services and departments before their public disclosure is required or authorized provided that: (i) the recipient does not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the fund before the portfolio holdings or results of the analysis become public information; and
(ii) the recipient signs a written confidentiality agreement. Persons and entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed. Neither the fund nor its service providers receive any compensation from such services and departments. Subject to such departures as the funds' investment adviser's compliance department believes reasonable and consistent with reasonably protecting the confidentiality of the portfolio information, each confidentiality agreement should generally provide that, among other things: the portfolio information is the confidential property of the fund (and its service provider, if applicable) and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement; the recipient of the portfolio information agrees to limit access to the portfolio information to its employees (and agents) who, on a need to know basis, are (1) authorized to have access to the portfolio information and (2) subject to confidentiality obligations, including duties not to trade on non-public information, no less restrictive than the confidentiality obligations contained in the Confidentiality Agreement; and upon written request, the recipient agrees to promptly return or destroy, as directed, the portfolio information.

The Board and an appropriate officer of the investment adviser's compliance department or the Fund's Chief Compliance Officer ("CCO") may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information and waive certain requirements. To the extent required by law, the CCO reports to the Board violations of the fund's policies and procedures on disclosure of portfolio holdings.

                     INVESTMENT ADVISORY AND OTHER SERVICES

TA IDEX has entered into a Management and Investment Advisory Agreement ("Advisory Agreement") on behalf of the fund with Transamerica Fund Advisors, Inc. ("TFAI"), located at 570 Carillon Parkway, St. Petersburg, Florida 33716. TFAI supervises the fund's investments and conducts its investment program.

TFAI is directly owned by Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA Holding Company (22%) (AUSA), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc., a financial services holding company located at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499. AEGON USA, Inc. is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation and publicly traded international insurance group.

INVESTMENT ADVISER COMPENSATION

TFAI receives annual compensation from the fund as follows:

Fund                                                     Percentage of Average Daily Net Assets
----                                                     --------------------------------------
TA IDEX Protected Principal Stock                        1.30% of the first $100 million
                                                         1.25% in excess of $100 million

ADVISORY AND SUB-ADVISORY AGREEMENTS

The duties and responsibilities of the investment adviser are specified in the Advisory Agreement. The Advisory Agreement provides that TFAI will perform the following services or cause them to be performed by others: (i) furnish to the fund investment advice and recommendations; (ii) supervise the purchase and sale of securities as directed by appropriate fund officers, and (iii) be responsible for the administration of the fund. The Advisory Agreement is not assignable and may be terminated without penalty upon 60 days' written notice at the option of either the fund, TFAI or by a vote of shareholders of the fund. The Advisory Agreement provides that it can be continued from year to year so long as such continuance is specifically approved annually (a) by the Board of Trustees or by a majority of the outstanding shares of the fund and (b) by a majority vote of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party cast in person at a special meeting called for such purposes.

In connection with its deliberations relating to the approval of the Advisory Agreement and the Sub-Advisory Agreement, the Board of Trustees, including the Independent Trustees, considered information that had been provided by TFAI and the sub-adviser to the fund that engages them. In considering the Advisory Agreement and Sub-Advisory Agreement, the Board of Trustees considered a number of factors they believed to be relevant. The factors considered by the Board of Trustees in reviewing the Advisory Agreement included, but were not limited to, the following: (1) the nature, extent, and quality of the services to be provided by the investment adviser; (2) the investment performance of the fund and the investment adviser; (3) the costs of the services to be provided and profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale for the benefit of fund investors.

The Advisory Agreement also provides that TFAI shall not be liable to the fund or to any shareholder for any error of judgment or mistake of law or for any loss suffered by the fund or by any shareholder in connection with matters to which the Advisory Agreement relates, except for a breach of fiduciary duty or a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard on the part of TFAI in the performance of its duties thereunder.

The Advisory Agreement became effective as follows:

FUND                                                               EFFECTIVE DATE
----                                                               --------------
TA IDEX Protected Principal Stock                                  March 1, 2002

The fund pays its allocable share of the fees and expenses of the fund's non-interested trustees, custodian and transfer agent fees, brokerage commissions and all other expenses in connection with the execution of its portfolio transactions, administrative, clerical, recordkeeping, bookkeeping, legal, auditing and accounting expenses, interest and taxes, expenses of preparing tax returns, expenses of shareholders' meetings and preparing, printing and mailing proxy statements (unless otherwise agreed to by the fund or TFAI, expenses of preparing and typesetting periodic reports to shareholders (except for those reports the fund's permit to be used as sales literature), and the costs, including filing fees, of renewing or maintaining registration of fund shares under federal and state law.

EXPENSE REIMBURSEMENT

TFAI has entered into an expense limitation agreement with TA IDEX on behalf of the fund, pursuant to which TFAI has agreed to reimburse the fund or waive fees, or both, whenever, in any fiscal year, the total cost to the fund of normal operating expenses chargeable to its income account, including the investment advisory fee but excluding brokerage commissions, interest, taxes and 12b-1 fees, exceeds a certain percentage of the fund's average daily net assets. That percentage is 1.90%.

TA IDEX, on behalf of the fund, will at a later date reimburse TFAI for operation expenses previously paid on behalf of such fund during the previous 36 months, but only if, after such reimbursement, the fund's expense ratio does not exceed the expense cap. The agreement has an initial term from April 30, 2001, and continues automatically for one-year terms unless TFAI provides written notice to TA IDEX at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by TA IDEX, without payment of any penalty, upon ninety (90) days' prior written notice to TFAI.

ADVISOR FEES


For the years ended October 31, 2004 and October 31, 2003, the fund paid $809,258 and $868,445, respectively, in advisory fees after reimbursement (advisory fee reimbursements were $8,511).


THE INVESTMENT ADVISER'S GUARANTEE

As part of the TFAI's guaranteed investment strategy, TFAI will provide a guarantee to fund shareholders as described in the fund's prospectus. The Guarantee to a shareholder who invests in the fund is that the shareholder will be entitled to receive a Guaranteed Amount five years after the Investment Date, which amount will be no less than the value of that shareholder's account on said Investment Date, less extraordinary charges (such as litigation expenses and other expenses not incurred in the ordinary course of the fund's business), provided that shareholders have reinvested all dividends and distributions in additional shares and have redeemed no shares.

As a swap of the guarantee risk, TFAI may enter into agreements with affiliated and unaffiliated counterparties, subject to approval by the Board of Trustees. Such agreements will obligate the counterparties to make payments to TFAI of any amounts that TFAI is obligated to pay to shareholders, pursuant to the Guarantee. TFAI has undertaken not to terminate the Investment Advisory Agreement with the fund so long as there are shareholders with amounts subject to the Guarantee remaining in the fund.

In the unlikely event that the fund, its Board of Trustees, or the fund's shareholders were to terminate TFAI's Investment Advisory Agreement with the fund, TFAI will remain obligated to make payments under the Guarantee to any fund shareholder with amounts subject to the Guarantee until the fund liquidates or retains a new investment adviser that agrees to assume responsibility for the Guarantee. If the new investment adviser not only agrees to assume responsibility for the Guarantee but also agrees to compensate Peoples Benefit Life Insurance Company ("PBL") accordingly, PBL has agreed that TFAI is permitted to assign that swap agreement to the new adviser. In that event, PBL would then make payments to the new adviser in the same manner that PBL is obligated to make payments to TFAI. It is not expected that a change to a new investment adviser would result in any increase in investment advisory fees. If, however, an increase were to be proposed, that fee increase would, of course, be submitted to fund shareholders for prior approval.

SUB-ADVISERS

Gateway Investment Advisers, L.P. ("Gateway"), 3805 Edwards Road, Suite 600, Cincinnati, OH 45209, serves as sub-adviser to the fund pursuant to the sub-advisory agreement with TFAI. The sub-adviser may also serve as a sub-adviser to certain portfolios of AEGON/Transamerica Series Fund, Inc., a registered investment company. Gateway may be referred to herein as the "sub-adviser."

                 Fund                      Sub-Adviser                                Sub-Advisory Fee
---------------------------------          -----------       ------------------------------------------------------------------
TA IDEX Protected Principal Stock          Gateway           0.40% of the first $100 million of average daily net assets;
                                                             0.375% of average daily net assets in excess of $100 million, less
                                                             50% of excess expenses

For the years ended October 31, 2004 and October 31, 2003, the fund paid $242,883 and $265,380, respectively, in sub-advisory fees (net of reimbursements).

The sub-adviser also serves as investment adviser or sub-adviser to other funds and/or private accounts which may have investment objectives identical or similar to that of the fund. Securities frequently meet the investment objectives of this fund, the other funds and the private accounts. In such cases, the sub-adviser's decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amounts available for investment by the fund or account, the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Another factor considered in the investment recommendations is other investments which the fund or account presently has in a particular industry.

It is possible that at times identical securities will be held by more than one fund or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one fund or private account served by a sub-adviser seeks to acquire or sell the same security at about the same time, either the price obtained by the fund or the amount of securities that may be purchased or sold by the fund at one time may be adversely affected. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the fund. In the event more than one fund or account purchases or sells the same security on a given date, the purchase and sale transactions are allocated among the fund(s), the other funds and the private accounts in a manner believed by the sub-advisers to be equitable to each.

BOARD REVIEW AND APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS

The Advisory Agreement, and Sub-Advisory agreement between TFAI and the sub-adviser, were last approved by the Board of Trustees (including a majority of trustees who are not parties to the Advisory Agreement or interested persons, as defined by the 1940 Act, of any such party ("Independent Trustees")) at meetings held on October 5 and 6, 2004.

In connection with its deliberations relating to the approval of the Advisory Agreement and the Sub-Advisory Agreement, the Board of Trustees, including the Independent Trustees, considered information that had been provided by TFAI and the sub-adviser to the fund. In considering the Advisory Agreement and Sub-Advisory Agreements, the Board of Trustees considered a number of factors they believed, in light of the legal advice furnished to them by their independent legal counsel and their own business judgment, to be relevant. The factors considered by the Board of Trustees in reviewing the Advisory Agreement included, but were not limited to, the following: (1) the performance of the fund compared to performance of a peer group of funds; (2) the nature and quality of the services provided by TFAI to the fund; (3) the fairness of the compensation under the Advisory Agreement in light of the services provided to the fund; (4) the profitability to TFAI from the Advisory Agreement; (5) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of TFAI, as well as its efforts in recent years to build its investment management capabilities and administrative infrastructure to support the fund's operations; (6) the expenses borne by the fund and a comparison of the fund's fees and expenses to those of a peer group of funds; and (7) TFAI's compliance capabilities and efforts on behalf of the fund.

In considering the Advisory Agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as all-important or controlling. However, the Independent Trustees indicated that, generally, they initially scrutinized the performance of the fund, including performance in relation to a peer group of funds and in relation to a benchmark index or a combination of indexes, and the fees paid by the fund. If the fund had relatively poor performance in relation to a peer group of funds, the Independent Trustee considered the reasons given by management and the actions undertaken, or contemplated, by management to improve such performance.

The factors considered by the Board of Trustees in reviewing the Sub-Advisory Agreement included, but were not limited to, the following: (1) the performance of the fund; (2) the nature and quality of the services provided by the sub-adviser; (3) the fairness of the compensation under the Sub-Advisory Agreement in light of the services provided; (4) the personnel, operations, financial condition, and investment management capabilities, methodologies and performance of the sub-adviser; and (5) the costs for the services of the sub-adviser. The Board of Trustees also considered the advisory fee retained by TFAI for its services to a sub-advised fund.

In reviewing the terms of the Advisory Agreement and the Sub-Advisory Agreement and in discussions with the Investment Adviser concerning the Advisory Agreement and Sub-Advisory Agreement, the Independent Trustee were represented by independent legal counsel. Based upon its review, the Board of Trustees determined that the Advisory Agreement and the Sub-Advisory Agreement are in the best interests of the fund and its shareholders and that the Advisory and Sub-Advisory fees are fair and reasonable. Accordingly, after consideration of the factors described above, and such other factors and information it considered relevant, the Board of Trustees, including the unanimous vote of the Independent Trustees, approved the Advisory Agreement and Sub-Advisory Agreement.

                                   DISTRIBUTOR

Effective March 1, 2001, IDEX entered into an Underwriting Agreement with AFSG Securities Corporation ("AFSG"), located at 4333 Edgewood Rd. NE, Cedar Rapids, Iowa 52494 to act as the principal underwriter of the shares of the fund. The Underwriting Agreement will continue from year to year so long as its continuance is approved at least annually in the same manner as the investment advisory agreements discussed above. A discussion of AFSG's responsibilities and charges as principal underwriter of fund shares is set forth in the prospectus.

For the periods ended October 31, 2004 and 2003, underwriting commissions are as follows:

                            UNDERWRITING COMMISSIONS

                                                   COMMISSIONS RECEIVED                         COMMISSIONS RETAINED
                                                 -------------------------                    ------------------------
FUND                                             2004                 2003                    2004                2003
----                                             ----                 ----                    ----                ----
TA IDEX Protected Principal Stock                 --                    --                      --                  --

                                          NET UNDERWRITING     COMPENSATION ON
                                            DISCOUNTS AND       REDEMPTIONS AND           BROKERAGE
                                            COMMISSIONS           REPURCHASES             COMMISSIONS        OTHER COMPENSATION
                                          ----------------     ------------------      ----------------     -------------------
FUND                                      2004        2003      2004        2003        2004       2003      2004        2003
                                          ----        ----     -------   --------       ----       ----     ------     --------
TA IDEX Protected Principal Stock          --           --     269,265   $182,320        --         --      340,606    $453,336

                             ADMINISTRATIVE SERVICES

TFAI is responsible for the supervision all of the administrative functions, providing office space, and paying its allocable portion of the salaries, fees and expenses of all officers and of those trustees who are affiliated with TFAI. The costs and expenses, including legal and accounting fees, filing fees and printing costs in connection with the formation of the fund and the preparation and filing of the fund's initial registration statements under the 1933 Act and 1940 Act are also paid by the adviser. TA IDEX has entered into an Administrative Services Agreement ("Administrative Agreement") with Transamerica Fund Services, Inc. ("TFS") on behalf of the fund. Under the Administrative Agreement, TFS carries out and supervises all of the administrative functions of the fund and incurs expenses payable by TA IDEX related to such functions. Effective January 1, 2005, Transamerica IDEX entered into an agreement wherein the fund would pay 0.02% of its daily net assets for such administrative services. From July 1, 2002 to December 31, 2004 the administrator received 0.015% of a fund's daily net assets subject to a minimum fee calculated at $35,000 times the weighted average number of funds. Prior to July 1, 2002 the basis for payment of administrative fees was advisory fees less reimbursements and subadviser compensation.

The administrative duties of TFS with respect to the fund include: providing the fund with office space, telephones, office equipment and supplies; paying the compensation of the fund's officers for services rendered as such; supervising and assisting in preparation of annual and semi-annual reports to shareholders, notices of dividends, capital gain distributions and tax information; supervising compliance by the fund with the recordkeeping requirements under the 1940 Act and regulations thereunder and with the state regulatory requirements; maintaining books and records of the fund (other than those maintained by the fund's custodian and transfer agent); preparing and filing tax returns and reports; monitoring and supervising relationships with the fund's custodian and transfer agent; monitoring the qualifications of tax deferred retirement plans providing for investment in shares of the fund; authorizing expenditures and approving bills for payment on behalf of the fund; and providing executive, clerical and secretarial help needed to carry out its duties.


For the fiscal years ended October 31, 2004 and October 31, 2003, the fund paid $15,273 and $37,575, respectively, in administrative fees.


                 CUSTODIAN, TRANSFER AGENT AND OTHER AFFILIATES

Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, 16th Floor, Boston, Massachusetts 02116, is custodian for TA IDEX. The custodian is not responsible for any of the investment policies or decisions of the fund, but holds its assets in safekeeping, and collects and remits the income thereon subject to the instructions of the fund.

Transamerica Fund Services, Inc. ("TFS"), P. O. Box 9015, Clearwater, Florida 33758-9015, is the transfer agent for the fund, withholding agent and dividend disbursing agent. TFS is a wholly-owned subsidiary of AUSA Holding Company and thus is an affiliate of TFAI. The fund pays the transfer agent an annual per-account charge of $1.63 for each of its shareholder accounts in existence, $19.60 for each new account opened and $1.50 for each closed account.

IBT is a provider of data processing and recordkeeping services for TA IDEX. The fund may use another affiliate of IBT as introducing broker for certain portfolio transactions as a means to reduce expenses through a credit against transfer agency fees with regard to commissions earned by such affiliate. (See "Fund Transactions and Brokerage.") There were no brokerage credits received for the period ended October 31, 2004.

                              TRANSFER AGENCY FEES


For the years ended October 31. 2004 and October 31, 2003, the fund paid $38,464 and $113,575, respectively, in transfer agency fees and expenses.


                         FUND TRANSACTIONS AND BROKERAGE

Decisions as to the assignment of fund business for the fund and negotiation of commission rates are made by the fund's sub-adviser, whose policy is to obtain the "best execution" (prompt and reliable execution at the most favorable security price) of all fund transactions. The Investment Advisory Agreement and Sub-Advisory Agreement for the fund specifically provide that in placing portfolio transactions for the fund, the fund's sub-adviser may agree to pay brokerage commissions for effecting a securities transaction in an amount higher than another broker or dealer would have charged for effecting that transaction as authorized, under certain circumstances, by the Securities Exchange Act of 1934, as amended (the "1934 Act").

In selecting brokers and dealers and in negotiating commissions, the fund's sub-adviser may consider a number of factors, including but not limited to:

      The sub-adviser's knowledge of currently available negotiated commission rates or prices of securities and other current transaction costs;

      The nature of the security being traded;

      The size and type of the transaction;

      The nature and character of the markets for the security to be purchased or sold;

      The desired timing of the trade;

      The activity existing and expected in the market for the particular security;

      The quality of the execution, clearance and settlement services;

      Financial stability;

      The existence of actual or apparent operational problems of any broker or dealer; and

      Research products and services provided.

In recognition of the value of the foregoing factors, the sub-adviser may place portfolio transactions with a broker with whom it has negotiated a commission that is in excess of the commission another broker would have charged for effecting that transaction. This is done if the sub-adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by such broker viewed in terms of either that particular transaction or of the overall responsibilities of the sub-adviser. Research provided may include:

      Furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities;

      Furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy;

      Access to research analysts, corporate management personnel, industry experts, economists and government officials; and

      Comparative performance evaluation and technical measurement services and quotation services, and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver process or otherwise utilize information, including the research described above) that assist the sub-adviser in carrying out its responsibilities.

Most of the brokers and dealers used by the fund's sub-adviser provide research and other services described above.

The sub-adviser may use research products and services in servicing other accounts in addition to the fund. If the sub-adviser determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, the sub-adviser may allocate the costs of such service or product accordingly. The portion of the product or service that the sub-adviser determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may be a conflict of interest for the sub-adviser.

When the fund purchases or sells a security in the over-the-counter market, the transaction takes place directly with a principal market-maker without the use of a broker, except in those circumstances where better prices and executions will be achieved through the use of a broker.

The sub-adviser may place transactions for the purchase or sale of portfolio securities with affiliates of TFAI, AFSG or the sub-adviser, including InterSecurities, Inc., AEGON USA Securities, Inc. or DST Securities, Inc. The sub-adviser may place transactions if it reasonably believes that the quality of the transaction and the associated commission are fair and reasonable, and if overall the associated transaction costs, net of any credits described above under "Custodian, Transfer Agent and Other Affiliates," are lower than those that would otherwise be incurred. Under rules adopted by the SEC, The Board of Trustees of TA IDEX will conduct periodic compliance reviews of such brokerage allocations and review certain procedures adopted by the Board of Trustees to ensure compliance with these rules and to determine their continued appropriateness.


As of October 31, 2004, TA IDEX Protected Principal Stock owned $256 (in thousands) of the common stock of Goldman Sachs Group, Inc., which is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from the fund during the fiscal year ended October 31, 2004.



As of October 31, 2004, TA IDEX Protected Principal Stock owned $123 (in thousands) of the common stock of Lehman Brothers Holdings, Inc., which is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from the fund during the fiscal year ended October 31, 2004.



As of October 31, 2004, TA IDEX Protected Principal Stock owned $270 (in thousands) of the common stock of Merrill Lynch & Company, Inc., which is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from the fund during the fiscal year ended October 31, 2004.



As of October 31, 2004, TA IDEX Protected Principal Stock owned $291 (in thousands) of the common stock of Morgan Stanley, which is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from the fund during the fiscal year ended October 31, 2004.



As of October 31, 2004, TA IDEX Protected Principal Stock owned $735 (in thousands) of the common stock of J.P. Morgan Chase & Company, which is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from the fund during the fiscal year ended October 31, 2004.

As of October 31, 2004, TA IDEX Protected Principal Stock owned $57 (in thousands) of the common stock of The Bear Stearns Companies, Inc., which is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from the fund during the fiscal year ended October 31, 2004.


DIRECTED BROKERAGE

The sub-adviser to the fund, to the extent consistent with the best execution and with TFAI's usual commission rate policies and practices, may place portfolio transactions of the fund with broker/dealers with which the fund has established a Directed Brokerage Program. A Directed Brokerage Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the fund's portfolio transactions to the payment of operating expenses that would otherwise be borne by the fund. These commissions are not used for promoting or selling fund shares or otherwise related to the distribution of fund shares.

[This is not in Big Boy] Under the Directed Brokerage Program, the commissions paid by the fund shall be applied to the payment only of expenses that would otherwise be borne by the fund paying the commission. In no event will commissions paid by the fund be used to pay expenses that would otherwise be borne by any other fund in the fund complex, or by any other party. In the case of any fund that is the subject of a contractual expense reduction arrangement with TFAI (or a comparable agreement with any "affiliate" of TFAI or the Fund, as such term is defined in the 1940 Act) pursuant to which TFAI (or affiliate) has agreed to waive amounts otherwise payable by the fund to TFAI (or affiliate), any amount of commissions used to pay the fund's operating expenses shall not reduce the amounts of expenses borne by TFAI (or affiliate) under the expense reduction arrangement, but shall instead be used solely to reduce expenses borne by the fund to a lower level than the fund would have borne after giving full effect to the expense reduction arrangement.

                              BROKERAGE COMMISSIONS
                 FOR THE PERIODS ENDED OCTOBER 31, 2004 AND 2003

                        TA IDEX PROTECTED PRINCIPAL STOCK


                                                                     2004         2003
                                                                     ----         ----
BROKERAGE COMMISSIONS PAID (INCLUDING AFFILIATED BROKERAGE)                      $70,856
AFFILIATED BROKERAGE PAID                                            $50,203


                              TRUSTEES AND OFFICERS

The Trustees and executive officers of Transamerica IDEX are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of the shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the business affairs of each fund and the operation of Transamerica IDEX by its officers. The Board also reviews the management of each fund's assets by the investment adviser and its respective sub-adviser. The Fund Complex currently consists of Transamerica IDEX, AEGON/Transamerica Series Fund, Inc. ("ATSF"), and Transamerica Income Shares, Inc. ("TIS), and consists of 85 funds/portfolios.

Each Trustee holds office for an indefinite term until the earlier of (1) the next meeting of shareholders at which Trustees are elected and until his or her successor is elected and qualified; or (2) a Trustee resigns, or his or her term as a Trustee is terminated in accordance with the fund's by-laws. The executive officers are elected and appointed by the Trustees and hold office until they resign, are removed, or are otherwise disqualified to serve.

INDEPENDENT TRUSTEES:


                                                      TERM OF                                          NUMBER OF
                                                    OFFICE AND                                          FUNDS IN
                                                     LENGTH OF         PRINCIPAL OCCUPATION(S)          COMPLEX           OTHER
NAME, ADDRESS AND AGE                POSITION      TIME SERVED*          DURING PAST 5 YEARS            OVERSEEN      DIRECTORSHIPS
-------------------------            ----------    ------------   --------------------------------   ------------    ---------------
Peter R. Brown                       Chairman,     1986-present   Chairman & Director, ATSF                85        N/A
11180 6th Street East                Trustee                      (1986-present), and Transamerica
Treasure Island, FL 33706                                         Income Shares, Inc. (TIS)
(DOB 5/10/28)                                                     (2002-present); Chairman of the
                                                                  Board, Peter Brown Construction
                                                                  Company (1963- 2000); Rear
                                                                  Admiral (Ret.) U.S. Navy
                                                                  Reserve, Civil Engineer Corps

Daniel Calabria                                                   Director, ATSF(2001-present) and         84
7068 S. Shore Drive S.                                            TIS (2002-present); Trustee,
South Pasadena, FL 33707                           1996-present   Florida Tax Free Funds
(DOB 3/05/36)                        Trustee                      (1993-2004)

Janice B. Case                       Trustee       I2002-         Director, ATSF (2001-present)            84        Central Vermont
205 Palm Island NW                                 present        and TIS (2002-present);                            Public Service
Clearwater, Florida 33767                                         Director, Central Vermont Public                   Co.
(DOB 9/27/52)                                                     Service Co. (Audit Committee);
                                                                  Director, Western Electricity
                                                                  Coordinating Council (Chairman,
                                                                  Human Resources and Compensation
                                                                  Committee); Senior Vice
                                                                  President, Florida Power
                                                                  Corporation (1996-2000)

Charles C. Harris                    Trustee       1994-present   Director, ATSF(1986-present) and         84        N/A
2840 West Bay Drive                                               TIS (2002-present)
#215
Belleair Bluffs, FL 33770
(DOB 1/15/30)

Leo J. Hill                          Trustee       2002-present   Director, ATSF (2002-present)            84        N/A
2201 N. Main St.                                                  and TIS (2002-present); Owner &
Gainesville, Florida 32609                                        President, Prestige Automotive
(DOB 3/27/56)                                                     Group (2001 - present)

Russell A. Kimball, Jr.              Trustee       2002-present   Director, ATSF (2002-present)            84        N/A
1160 Gulf Boulevard                                               and TIS (2002-present); General
Clearwater Beach, FL 34630                                        Manager, Sheraton Sand Key
(DOB 8/17/44)                                                     Resort (1975 - present)

William W. Short, Jr.                Trustee       1986-present   Director, ATSF (2000-present)            84        N/A
7882 Lantana Creek Road                                           and TIS (2002-present); Retired
Largo, FL 33777                                                   CEO and Chairman of the Board,
(DOB 2/25/36)                                                     Shorts, Inc.

Jack E. Zimmerman                    Trustee       1986-present   Retired Director, Regional               39        N/A
6778 Rosezita Lane                                                Marketing of Marietta
Dayton, OH 45459                                                  Corporation & Director of
(DOB 2/3/28)                                                      Strategic Planning, Martin
                                                                  Marietta Baltimore Aerospace

John W. Waechter                     Trustee       2004-present   Director, ATSF (2004-present) &          45        N/A
3913 Bayview Circle                                               TIS (2004-present); Executive
Gulfport, FL 33707                                                Vice President, Chief Financial
(DOB 2/25/52)                                                     Officer, Chief Compliance
                                                                  Officer, William R. Hough & Co.
                                                                  (1979-present), Treasurer,
                                                                  The Hough Group of Funds
                                                                  (1993-2004)


INTERESTED TRUSTEES:+

                                                     TERM OF
                                                   OFFICE AND                                      NUMBER OF
                                                    LENGTH OF                                      FUNDS IN
                                                      TIME         PRINCIPAL OCCUPATION(S)         COMPLEX*            OTHER
NAME, ADDRESS AND AGE                 POSITION       SERVED*         DURING PAST 5 YEARS           OVERSEEN        DIRECTORSHIPS
-------------------------          -------------   ------------   ----------------------------     ---------       -------------
Thomas P. O'Neill                  Trustee         2003-present   President, AEGON Financial          85                 N/A
1111 North Charles Street                                         Services Group, Inc.,
Baltimore, MD 21201-5574                                          Financial Institution
(DOB 3/11/58)                                                     Division; Director, ATSF, and
                                                                  TIS (2003-present); Director,
                                                                  National Aquarium of Baltimore

Brian C. Scott                     Trustee,        2002-present   Director, President and CEO,        85                 N/A
4333 Edgewood Rd. NE               President and                  ATSF (2002-present);
Cedar Rapids, IA 52499             CEO                            Director, President & CEO,
(DOB 9/29/43)                                                     TIS (2002-present); Manager,
                                                                  Transamerica Investment
                                                                  Management, LLC (TIM)
                                                                  (2002-present); President,
                                                                  Director & CEO, TFAI,
                                                                  Transamerica Fund Services ,
                                                                  Inc. (TFS) (2001-present);
                                                                  CEO, Transamerica Investors,
                                                                  Inc. (TII) (2003-present)

+May be deemed an "interested person" (as that term is defined i n the 1940 Act) of TA IDEX because of his employment with TFAI or an affiliate of TFAI.

OFFICERS:

                                                       TERM OF OFFICE AND
                                                           LENGTH OF TIME
NAME, ADDRESS** AND AGE             POSITION                SERVED***             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-----------------------      ----------------------    --------------------       --------------------------------------------------
John K. Carter               Senior Vice President,    From 1999 to present       Sr. Vice President, General Counsel, Secretary &
(DOB 4/24/61)                Chief Compliance                                     Chief Compliance Officer, ATSF & TIS
                             Officer; General                                     (1999-present); Director, Sr. Vice President,
                             Counsel & Secretary                                  General Counsel & Secretary,  TFAI, & TFS
                                                                                  (2001-present); Chief Compliance Officer, TFAI
                                                                                  (2004-present); Vice President, AFSG Securities
                                                                                  Corporation (AFSG) (2001-present); Vice President,
                                                                                  Secretary & Chief Compliance Officer, TII; Vice
                                                                                  President, Transamerica Investment Services, Inc.
                                                                                  (TISI) & TIM (2001-present)

Kim D. Day                   Senior Vice President,    From 2002 - present        Sr. Vice President, Treasurer & Chief Financial
(DOB 8/2/55)                 Treasurer & Chief                                    Officer, ATSF & TIS (2003-present); Sr. Vice
                             Financial                                            President & Treasurer, TFAI & TFS (2002-present);
                                                                                  Director and Vice President, AFSG (2004-present);
                                                                                  Vice President, TIM (2001-present); TISI & TII
                                                                                  (2003-present)

* Each trustee serves an indefinite term until he or she is removed, reaches mandatory retirement age, resigns or becomes incapacitated.

** The business address of each officer is 570 Carillon Parkway, St. Petersburg, FL 33716. No officer of TA IDEX, except for the Chief Compliance Officer, receives any compensation from TA IDEX.


*** Elected and serves at the pleasure of the Board of Trustees of TA IDEX.

COMMITTEES OF THE BOARD

The Trustees are responsible for major decisions relating to the fund's objective, policies and techniques. They review investment decisions, although they do not actively participate on a regular basis in making such decisions. The Board of Trustees has eight standing committees that each perform specialized functions: an Audit, Nominating, Valuation, Valuation Oversight, Governance, Contract Renewal, Compensation and Proxy Voting Committees.

                                                                                                                         NUMBER OF
                                                                                                                         MEETINGS
                                                                                                                        HELD DURING
                                                                                                                           LAST
      COMMITTEE                                  FUNCTIONS                                        MEMBERS               FISCAL YEAR
--------------------   -----------------------------------------------------------     ------------------------------   ------------
AUDIT                  Review the financial reporting process, the system of           Peter Brown, Chairman; Daniel         4
                       internal control, the audit process, and the fund's process     Calabria; Janice Case;
                       for monitoring compliance with investment restrictions and      Charles Harris; Leo Hill;
                       applicable laws and the fund's Code of Ethics.                  John Waechter & William
                                                                                       Short, Jr.

NOMINATING             The Nominating Committee operates under a written charter.       Peter Brown, Chairman; Daniel         2
                       The Nominating Committee nominates and evaluates                 Calabria; Charles Harris; &
                       Independent Trustee candidates. The Nominating Committee         William Short, Jr.
                       meets periodically, as necessary, and met twice during TA
                       IDEX's most recently completed fiscal year. While the
                       Nominating Committee is solely responsible for the
                       selection and nomination of potential candidates to serve
                       on the Board, the Nominating Committee may consider
                       nominations from shareholders of the Fund. Shareholders
                       may submit for the Nominating Committee's consideration,
                       recommendations regarding potential nominees for service
                       on the Board. Each eligible shareholder or shareholder
                       group may submit no more than one nominee each calendar
                       year.

                       In order for the Nominating Committee to consider shareholder submissions, the following requirements, among others, must be satisfied regarding the nominee:
                       the nominee must satisfy all qualifications provided in TA IDEX's organizational documents, including qualification as a possible Independent Director/Trustee if the nominee is to serve in that capacity; the nominee may not be the nominating shareholder, a member of the nominating shareholder group or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group; neither the nominee nor any member of the nominee's immediate family may be currently employed or employed within the year prior to the nomination by any nominating shareholder entity or entity in a nominating shareholder group; neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee's name was submitted, during the immediately preceding calendar year, or during the year when the nominee's name was submitted, any consulting,

                                                                                                                         NUMBER OF
                                                                                                                         MEETINGS
                                                                                                                        HELD DURING
                                                                                                                           LAST
      COMMITTEE                                  FUNCTIONS                                        MEMBERS               FISCAL YEAR
--------------------   -----------------------------------------------------------     ------------------------------   ------------
                       advisory, or other compensatory fee from the nominating
                       shareholder or any member of a nominating shareholder
                       group; the nominee may not be an executive officer,
                       director/trustee or person fulfilling similar functions
                       of the nominating shareholder or any member of the
                       nominating shareholder group, or of an affiliate of the
                       nominating shareholder or any such member of the
                       nominating shareholder group; the nominee may not control
                       the nominating shareholder or any member of the
                       nominating shareholder group (or, in the case of a holder
                       or member that is a fund, an interested person of such
                       holder or member as defined by Section 2(a)(19) of the
                       1940 Act); and a shareholder or shareholder group may not
                       submit for consideration a nominee which has previously
                       been considered by the Nominating Committee.

                       In addition, in order for the Nominating Committee to consider shareholder submissions, the following requirements must be satisfied regarding the shareholder or shareholder group submitting the proposed nominee: any shareholder or shareholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of the Fund's (or a series thereof) securities that are eligible to vote both at the time of submission of the nominee and at the time of the Board member election (each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination); in addition, such securities must continue to be held through the date of the meeting and the nominating shareholder or shareholder group must also bear the economic risk of the investment; and the nominating shareholder or shareholder group must also submit a certification which provides the number of shares which the person or group has (a) sole power to vote or direct the vote, (b) shared power to vote or direct the vote, (c) sole power to dispose or direct the disposition of such shares, and (d) shared power to dispose or direct the disposition of such shares (in addition the certification shall provide that the shares have been held continuously for at least two years).

                       In assessing the qualifications of a potential candidate for membership on the Board, the Nominating Committee may
                       consider the candidate's potential contribution to the
                       operation of the Board and its committees, and such other
                       factors as it may deem relevant.

COMPENSATION           Reviews compensation arrangements for each Trustee              Janice Case; Charles Harris,          0
                                                                                       Co-Chairs; Peter Brown;
                                                                                       Daniel Calabria; Russell
                                                                                       Kimball;; Leo Hill; William
                                                                                       Short, Jr.; & Jack Zimmerman

VALUATION OVERSIGHT    Oversee the process by which the fund calculates its net        Leo Hill, Chairman; Charles           0
                       asset value to verify consistency with the fund's valuation     Harris; William Short Jr.
                       Policies and procedures, industry guidance, interpretative positions issued by the SEC and its staff, and industry best practices.

                                                                                                                         NUMBER OF
                                                                                                                         MEETINGS
                                                                                                                        HELD DURING
                                                                                                                           LAST
      COMMITTEE                                  FUNCTIONS                                        MEMBERS               FISCAL YEAR
--------------------   -----------------------------------------------------------     ------------------------------   ------------
VALUATION              Determines the value of any of the fund's securities and        Certain officers of the fund         14
                       assets for which market quotations are not readily available    and TFAI, who serve at the
                       or for which valuation cannot otherwise be provided             pleasure of the Board of
                                                                                       Trustees

PROXY VOTING           Provides the Fund's consent to vote in matters where the        Janice Case, Chairperson;             0
                       Adviser or Sub-Adviser seeks such consent because of a          William Short, Jr.; Leo Hill
                       conflict of interest that arises in connection with a
                       particular vote, or for other reasons.  The Proxy Committee also may review the Adviser's and each Sub-Adviser's proxy voting policies and procedures in lieu of submission of the policies and procedures to the entire Board for approval.

GOVERNANCE             Provide oversight responsibilities and monitor certain          Daniel Calabria, Chairman;            0
                       issues, in consultation with the Chief Compliance Officer and   William Short, Jr.; Russell
                       independent directors' counsel, that affect the duties of       Kimball, Jr.
                       independent members of the Board

CONTRACT RENEWAL       Reviews contracts between the fund and its service provider.    Russell Kimball, Chairman;            0
                       Oversight responsibilities for the process of evaluating new    Daniel Calabria; Janice Case
                       contracts, reviewing existing contracts on a periodic basis and make recommendations to the Board with respect to any
                       contracts affecting the fund.

TRUSTEE OWNERSHIP OF EQUITY SECURITIES

The table below gives the dollar range of shares of Transamerica IDEX, as well as the aggregate dollar range of shares of all funds advised and sponsored by TFAI (collectively, the "Fund Complex"), owned by each Trustee as of December 31, 2004:



                                                                            AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                                         DOLLAR RANGE OF EQUITY            REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEES
NAME OF TRUSTEE                          SECURITIES IN THE FUNDS                     IN FAMILY OF INVESTMENT COMPANIES
-----------------------                  ------------------------          -----------------------------------------------------
Peter R. Brown                               Over $100,000                                   Over $100,000
Daniel Calabria                              Over $100,000                                   Over $100,000
Janice B. Case                                    -0-                                             -0-
Charles C. Harris                            Over $100,000                                   Over $100,000
Leo J. Hill                                  Over $100,000                                   Over $100,000
Russell A. Kimball, Jr.                      Over $100,000                                   Over $100,000
Thomas P. O'Neill*                                -0-                                             -0-
Brian C. Scott*                              Under 100,000                                   Under 100,000
William W. Short, Jr.                        Over $100,000                                   Over $100,000
Jack E. Zimmerman                            Over $100,000                                   Over $100,000
John W. Waechter                             Over $100,000                                   Over $100,000


* Interested Trustees as defined in the 1940 Act due to employment with a TFAI affiliate.

CONFLICTS OF INTEREST

The following table sets forth information as of December 31, 2004 about securities owned beneficially or of record by each Independent Trustee or members of his or her immediate family, representing interests in the Investment Adviser, sub-advisers or Distributor of the fund, or any person controlling, controlled by or under common control with such persons. For this purpose, "immediate family member" includes the Trustee's spouse, children residing in the Trustee's household and dependents of the Trustee.

                                   NAME OF OWNERS
                                  AND RELATIONSHIPS                          TITLE          VALUE OF            PERCENT OF
NAME OF TRUSTEE                      TO TRUSTEE               COMPANY       OF CLASS       SECURITIES             CLASS
-----------------------     -----------------------------     -------       --------      -------------        ------------
Peter R. Brown              Marina D. Brown, Spouse           TA IDEX          A            $1-$10,000         Less than 1%
Charles C. Harris           Mary A. Harris, Spouse            TA IDEX          T            $1-$10,000         Less than 1%
Russell A. Kimball, Jr.     Martha A. Kimball, Spouse         N/A             N/A              N/A                  N/A
William W. Short, Jr.       Joyce J. Short, Spouse            TA IDEX          A            $1-$10,000         Less than 1%
Daniel Calabria             N/A                               N/A             N/A              N/A                  N/A
Janice B. Case              N/A                               N/A             N/A              N/A                  N/A
Leo J. Hill                 N/A                               N/A             N/A              N/A                  N/A
Jack E. Zimmerman           Patricia A. Zimmerman, Spouse     TA IDEX          A          Over $100,000        Less than 1%
John W. Waechter            N/A                               N/A             N/A              N/A                  N/A

Disinterested Trustees receive for each regular Board meeting: (a) a total annual retainer fee of $20,000 from the fund, of which the fund pays a pro rata share based on the relative assets of the fund; plus (b) $4,000 and incidental expenses per meeting attended. The Chairman of the Board also receives an additional retainer of $30,000 per year. Each Audit Committee member receives a total of $3,000 per Audit Committee meeting attended in addition to the regular meetings attended. In the case of a Special Board Meeting, each of the Disinterested Trustees receives a fee of $2,500 plus incidental expenses per special meeting attended, in addition to the regular meetings attended. Any fees and expenses paid to Trustees who are affiliates of TFAI or AFSG are paid by TFAI and/or AFSG and not by the fund.

Commencing on January 1, 1996, a non-qualified deferred compensation plan (the "Plan") became available to Trustees who are not interested persons of the fund. Under the Plan, compensation may be deferred that would otherwise be payable by the Transamerica IDEX and/or TSF, to a Disinterested Trustee or Director on a current basis for services rendered as Trustee or Director. Deferred compensation amounts will accumulate based on the value of Class A shares of the fund (without imposition of sales charge), as elected by the Trustee. It is not anticipated that the Plan will have any material impact on the fund.

The following table provides compensation amounts paid to Disinterested Trustees of the fund for the fiscal year ended October 31, 2004.

                               COMPENSATION TABLE

                                       AGGREGATE
                                   COMPENSATION FROM            PENSION OR RETIREMENT     TOTAL COMPENSATION PAID TO
                                   TRANSAMERICA IDEX           BENEFITS ACCRUED AS PART     TRUSTEES FROM FUND
NAME OF PERSON, POSITION            MUTUAL FUNDS(1)                OF FUND EXPENSES             COMPLEX(2)
-------------------------------   -------------------          ------------------------   ---------------------------
Peter R. Brown, Trustee               $ 71,000.00                 $         -                 $  155,375.00
Daniel Calabria, Trustee              $ 57,000.00                 $ 41,333.33                 $  125,875.00
Janice B. Case, Trustee               $ 66,000.00                 $         -                 $  134,875.00
Charles C. Harris, Trustee            $ 66,000.00                 $ 13,200.00                 $  144,375.00
Leo J.  Hill, Trustee                 $ 54,000.00                 $ 20,400.00                 $  131,875.00
Russell A.  Kimball, Trustee          $ 48,500.00                 $ 48,500.00                 $  121,375.00
William W. Short, Jr., Trustee        $ 66,000.00                 $         -                 $  143,875.00
Jack E. Zimmerman, Trustee            $ 48,500.00                 $         -                 $   48,500.00
                                      -----------                 -----------                 -------------
John W. Waechter(3)                   $         -                 $         -                 $           -
                                      -----------                 -----------                 -------------
          Total:                      $477,000.00                 $123,433.33                 $1,006,125.00
                                      ===========                 ===========                 =============

---------------------

(1) Of this aggregate compensation, the total amounts deferred (including earnings) and accrued for the benefit of the participating Trustees for the year ended October 31, 2004 were as follows: Peter R. Brown, $394; Daniel Calabria, $41,406; William W. Short, Jr., $0; Charles Harris, $13,200; Russell A. Kimball, Jr., $52,177; Janice B. Case, $0; Leo J. Hill, $22,722 and Jack E. Zimmerman, $0.

(2) The Fund Complex currently consists of Transamerica IDEX, ATSF, TIS and TIF.

(3) Mr. Waechter did not become a Trustee until February 25, 2005.

The Board of Trustees adopted a policy whereby any Disinterested Trustee of the fund, who held office on September 1, 1990, and had served at least three years as a trustee may have, subject to certain limitations, elected upon his resignation to serve as a trustee emeritus for a period of two years. A trustee emeritus has no authority, power or responsibility with respect to any matter of the fund. While serving as such, a trustee emeritus is entitled to receive from the fund an annual fee equal to one-half the fee then payable per annum to Disinterested Trustees of the fund, plus reimbursement of expenses incurred for attendance at Board meetings.


During the fiscal year ended October 31, 2004, the fund paid $510,618 in trustees' fees and expenses and $0 trustee emeritus fees or expenses. As of December 31, 2004, the trustees and officers held in the aggregate less than 1% of the outstanding shares of the fund.


           SHAREHOLDER COMMUNICATION PROCEDURES WITH BOARD OF TRUSTEES

The Board of Trustees (the "Board") of the Fund has adopted these procedures by which shareholders of the Fund may send written communications to the Board. Shareholders may mail written communications to the Board, addressed to the care of the Secretary of the Fund ("Secretary"), as follows:

                         Board of Trustees
                         Transamerica IDEX Mutual Funds
                         c/o Secretary
                         570 Carillon Parkway
                         St. Petersburg, Florida 33716

Each shareholder communication must (i) be in writing and be signed by the shareholder, (ii) identify the underlying portfolio of the Fund to which it relates, and (iii) identify the class (if applicable) held by the shareholder.. The Secretary is responsible for collecting, reviewing and organizing all properly submitted shareholder communications. Except as provided in Section 4 and 5 below, with respect to each properly submitted shareholder communication, the Secretary shall either (i) provide a copy of the communication to the Board at the next regularly scheduled Board meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because the communication (i) does not reasonably relate to the Fund or its operation, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund, or (ii) is ministerial in nature (such as a request for Fund literature, share data or financial information).

                               PURCHASE OF SHARES

                           This fund is closed to new
                                  investments.

                               DEALER REALLOWANCES

                           This fund is closed to new
                                  investments.

                               DISTRIBUTION PLANS

As stated in the prospectus under "Investment Advisory and Other Services," the fund has adopted a separate Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (individually, a "Plan" and collectively, the "Plans"), applicable to Class A, Class B, Class C and Class M shares of the fund. This Plan is structured as a Compensation Plan.

In determining whether to approve the Distribution Plan and the Distribution Agreements, the Trustees considered the possible advantages afforded shareholders from adopting the Distribution Plans and Distribution Agreements. The Trustees were informed by representatives of AFSG that reimbursements of distribution-related expenses by the fund under the Distribution Plans would provide incentives to AFSG to establish and maintain an enhanced distribution system whereby new investors will be attracted to the fund. The Trustees believe that improvements in distribution services should result in increased sales of shares in the fund. In turn, increased sales are expected to lead to an increase in the fund's net asset levels, which would enable the fund to achieve economies of scale and lower their per-share operating expenses. In addition, higher net asset levels could enhance the investment management of the fund, for net inflows of cash from new sales may enable the fund's investment adviser and sub-adviser to take advantage of attractive investment opportunities. Finally, reduced redemptions could eliminate the potential need to liquidate attractive securities positions in order to raise the capital necessary to meet redemption requests.

Under the Plans for Class A shares (the "Class A Plans"), the fund may pay AFSG an annual distribution fee of up to 0.35% and an annual service fee of up to 0.25% of the average daily net assets of the fund's Class A shares; however, to the extent that the fund pays service fees, the amount which the fund may pay as a distribution fee is reduced accordingly so that the total fees payable under the Class A Plan may not exceed on an annualized basis 0.35% of the average daily net assets of the fund's Class A shares.

Under the Plans for Class B shares (the "Class B Plans"), the fund may pay AFSG an annual distribution fee of up to 0.75% and an annual service fee of up to 0.25% of the average daily net assets of the fund's Class B shares.

Under the Plans for Class C shares (the "Class C Plans"), a fund may pay AFSG an annual distribution fee of up to 0.75% and an annual service fee of up to 0.25% of the average daily net assets of the fund's Class C shares.

Under the Plans for Class M shares (the "Class M Plans"), the fund may pay AFSG an annual distribution fee of up to 0.75% and an annual service fee of up to 0.25% of the average daily net assets of the fund's Class M shares; however, the total fee payable pursuant to the Class M Plan may not, on an annualized basis, exceed 0.90% of the average daily net assets of the fund's Class M shares.

AFSG may use the fees payable under the Class A, Class B, Class C and Class M Plans as it deems appropriate to pay for activities or expenses primarily intended to result in the sale of the Class A, Class B, Class C or Class M shares, respectively, or in personal service to and/or maintenance of these shareholder accounts. For each class, these activities and expenses may include, but are not limited to:

      Compensation to employees of AFSG;

      Compensation to and expenses of AFSG and other selected dealers who engage in or otherwise support the distribution of shares or who service shareholder accounts;

      The costs of printing and distributing prospectuses, statements of additional information and reports for other than existing shareholders; and

      The cost of preparing, printing and distributing sales literature and advertising materials.

Under the Plans, as required by Rule 12b-1, the Board of Trustees will review, at least quarterly, a written report provided by AFSG of the amounts expended by AFSG in distributing and servicing Class A, Class B, Class C or Class M shares of the fund and the purpose for which such expenditures were made. For so long as the Plans are in effect, selection and nomination of the Trustees who are not interested persons of the fund shall be committed to the discretion of the Trustees who are not interested persons of the fund.

A Plan may be terminated as to a class of shares of the fund at any time by vote of a majority of the Disinterested Trustees, or by vote of a majority of the outstanding voting securities of the applicable class. A Plan may be amended by vote of the Trustees, including a majority of the Disinterested Trustees of the fund that have no direct or indirect financial interest in the operation of the Plan or any agreement relating thereto, cast in person at a meeting called for that purpose. Any amendment of a Plan that would materially increase the costs to a particular class of shares of the fund requires approval by the shareholders of that class. A Plan will remain in effect for successive one year periods, so long as such continuance is approved annually by vote of the fund's Trustees, including a majority of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on such continuance.

                                DISTRIBUTION FEES

Distribution related expenses incurred by TCI for the fiscal year ended October 31, 2004 are listed in the table below. These expenses have been partially reimbursed to AFSG by a 12b-1 arrangement with the fund.

TA IDEX PROTECTED PRINCIPAL STOCK

                                    CLASS A      CLASS B      CLASS C      CLASS M
                                    --------     --------     --------     --------
Compensation to dealers             $ 21,402     $108,538     $ 21,887     $ 25,703
Compensation to sales personnel        3,995       20,502        2,002        1,345
Printing and Postage                     621        3,185          311          209
Promotional Expenses                     528        2,707          265          177
Travel                                   623        3,196          312          210
Office and other expenses              2,214       11,362        1,109          746
                                    --------     --------     --------     --------
TOTAL                               $ 29,383     $149,490     $ 25,886     $ 28,390
                                    ========     ========     ========     ========

                          NET ASSET VALUE DETERMINATION

The price at which shares are purchased or redeemed is the NAV that is next calculated following receipt and acceptance of a purchase order in good order or receipt of a redemption order in good order by the fund or an authorized intermediary.

When Share Price is Determined

The NAV of all funds is determined on each day the New York Stock Exchange ("NYSE") is open for business. The NAV is not determined on days when the NYSE is closed (generally New Years Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a fund does not price its shares (therefore, the NAV of a fund holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the funds).

Purchase orders received in good order and accepted and redemption orders received in good order before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the share price determined at the close of the NYSE that day (plus or minus applicable sales charges and/or redemption fees). Purchase and redemption requests received after the NYSE is closed receive the share price at the close of the NYSE the next day the NYSE is open. Purchase and redemption requests by telephone are deemed received when the telephone call is received.

Orders for shares of the TA IDEX Asset Allocation funds and corresponding orders for the TA IDEX underlying funds in which they invest are priced on the same day when orders for shares of the TA IDEX Asset Allocation Funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the TA IDEX Asset Allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding TA IDEX underlying funds on the same day, so that both orders generally will receive a day's NAV.

How NAV is Determined

The NAV per share of each fund (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the fund (or class) that are then outstanding.

In general, securities and other investments are valued at market value when market quotations are readily available. Securities traded on NASDAQ are valued at NASDAQ Official Closing Price ("NOCP"). Securities traded on a domestic securities exchange are valued at the last sale price on that exchange on the day the valuation is made. If no sale is reported, the mean of the last bid and asked prices is used. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are value based on quotations from the primary market in which they are traded, and are converted from local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades, that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with funds' valuation procedures. Fair value determination can also involve reliance on quantitative models employed by a fair pricing service. There can be no assurance that a fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV per share.

                 OFFERING PRICE PER SHARE CALCULATED AS FOLLOWS:

                                     NET ASSET VALUE
                                      PER SHARE (NET    ADD MAXIMUM
                                      ASSETS/SHARES       SELLING       AMOUNT OF      OFFERING PRICE
      AS OF OCTOBER 31, 2004           OUTSTANDING)      COMMISSION    SALES CHARGE      PER SHARE
-----------------------------------------------------------------------------------------------------
TA IDEX Protected Principal Stock
Class A                                 $ 10.64             5.50%         $ 0.62           $ 11.26
Class B                                 $ 10.59             0.00%         $    -           $ 10.59
Class C                                 $ 10.58             0.00%         $    -           $ 10.58
Class M                                 $ 10.58             1.00%         $ 0.11           $ 10.69

                       DIVIDENDS AND OTHER DISTRIBUTIONS

An investor may choose among several options with respect to dividends and capital gains distributions payable to the investor. Dividends or other distributions will be paid in full and fractional shares at the net asset value determined as of the ex-dividend date unless the shareholder has elected another distribution option as described in the prospectus. Transaction confirmations and checks for payments designated to be made in cash generally will be mailed on the payable date. The per share income dividends on Class B shares (also, Class C and Class M shares) of the fund are anticipated to be lower than the per share income dividends on Class A shares of the fund, as a result of higher distribution and service fees applicable to the Class B, Class C and Class M shares.

                              SHAREHOLDER ACCOUNTS

Detailed information about general procedures for Shareholder Accounts and specific types of accounts is set forth in the prospectus.

                                RETIREMENT PLANS

TA IDEX offers several types of retirement plans that an investor may establish to invest in shares of the fund with tax deductible dollars. Prototype retirement plans for both corporations and self-employed individuals, and for Individual Retirement Accounts, Code Section 401(k) plans and Simplified Employee Pension plans are available by calling or writing TFS Customer Service. These plans require the completion of separate applications, which are also available from TFS Customer Service. State Street Bank & Trust, Kansas City, Missouri ("State Street"), acts as the custodian or trustee under these plans for which it charges an annual fee of up to $15.00 on each such account with a maximum of $30.00 per tax identification number. However, if your retirement plan is under custody of State Street and your combined retirement account balances per taxpayer identification number are more than $50,000, there is generally no fee. Shares of the fund are also available for investment by Code
Section 403(b)(7) retirement plans for employees of charities, schools, and other qualifying employers. To receive additional information or forms on these plans, please call TA IDEX Customer Service at 1-888-233-4339 (toll free) or write to Transamerica Fund Services at P.O. Box 219945, Kansas City, Missouri 64121-9945. No contribution to a retirement plan can be made until the appropriate forms to establish the plan have been completed. It is advisable for an investor considering the funding of any retirement plan to consult with an attorney, retirement plan consultant or financial or tax advisor with respect to the requirements of such plans and the tax aspects thereof.

                              REDEMPTION OF SHARES

Shareholders may redeem their shares at any time at a price equal to the net asset value per share next determined following receipt of a valid redemption order by the transfer agent, in proper form. Payment will ordinarily be made within three business days of the receipt of a valid redemption order. The value of shares on redemption may be more or less than the shareholder's cost, depending upon the market value of the fund's net assets at the time of redemption. Class B share and Class M share and certain Class A share purchases are also subject to a contingent deferred sales charge upon certain redemptions. The prospectus describes the requirements and procedures for the redemption of shares.

Shares will normally be redeemed for cash, although the fund retains the right to redeem its shares in kind under unusual circumstances in order to protect the interests of the remaining shareholders by the delivery of securities selected from its assets at its discretion. The fund has, however, elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Net

Asset Value Determination," and such valuation will be made as of the same time the redemption price is determined. Upon any distributions in kind, shareholders may appeal the valuation of such securities by writing to TFS.

Redemption of shares may be suspended, or the date of payment may be postponed, whenever: (1) trading on the Exchange is restricted, as determined by the SEC, or the Exchange is closed except for holidays and weekends; (2) the SEC permits such suspension and so orders; or (3) an emergency exists as determined by the SEC so that disposal of securities and determination of net asset value is not reasonably practicable.


The Contingent Deferred Sales Charge (CDSC) is waived on redemptions of Class B and Class M shares (and Class A and C, when applicable) in the circumstances described below:

(a) Redemption upon Total Disability or Death

The fund will waive the CDSC on redemptions following the death or total disability (as evidenced by a determination of the Federal Social Security Administration) of a shareholder, but in the case of total disability only as to shares owned at the time of the initial determination of disability. The transfer agent or distributor will require satisfactory proof of death or disability before it determines to waive the CDSC.

(b) Redemption Pursuant to the Fund's Systematic Withdrawal Plan

A shareholder may elect to participate in a systematic withdrawal plan ("SWP") with respect to the shareholder's investment in the fund. Under the SWP, a dollar amount of a participating shareholder's investment in the fund will be redeemed systematically by the fund on a periodic basis, and the proceeds paid in accordance with the shareholder's instructions. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the SWP. The CDSC will be waived on redemptions made under the SWP subject to the limitations described below.


The amount of a shareholder's investment in the fund at the time election to participate in the SWP is made with respect to the fund is hereinafter referred to as the "Initial Account Balance." The amount to be systematically withdrawn from the fund without the imposition of a CDSC may not exceed a maximum of 12% annually of the shareholder's Initial Account Balance. The fund reserves the right to change the terms and conditions of the SWP and the ability to offer the SWP.

Please Note: The amount redeemed under this waiver does not need to be under a systematic withdrawal plan. If it is not under a systematic withdrawal plan, it is limited to one redemption per calendar year up to 12% of your account balance at the time of redemption.

(c) Reinvestment Privilege

The CDSC is also waived on redemption of shares as it relates to the reinvestment of redemption proceeds in the same class of shares of another fund within 90 days after redemption.

                                      TAXES

The fund has qualified, and expects to continue to qualify, for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for that treatment, the fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income ("Distribution Requirement") and must meet several additional requirements. With respect to the fund, these requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities that, with respect to any one issuer, do not exceed 5% of the value of the fund's total assets and that do not represent more than 10% of the outstanding voting securities of the issuer; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer. If the fund qualifies as a regulated investment company and distributes to its shareholders substantially all of its net income and net capital gains, then the fund should have little or no income taxable to it under the Code. Shareholders of a regulated investment company generally are required to include these distributions as ordinary income, to the extent the distributions are attributable as the RICs investment income, net short-term capital gain, and certain net realized foreign exchange gains, or as capital gains, to the extent of the RICs net capital gain (i.e., net long-term capital gains over net short-term capital losses). If the fund fails to qualify as a regulated investment company, the fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to its shareholders will constitute ordinary dividend income to the extent of the fund's available earnings and profits.

The fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gains net income for the one-year period ending on October 31 of that year, plus certain other amounts. The fund intends to distribute annually a sufficient amount of any taxable income and capital gains so as to avoid liability for this excise tax.

Tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the fund are generally taxed to individual taxpayers:

- Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

- Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

- A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

- Distributions of earnings from non-qualifying dividends interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

Upon the sale or other disposition of fund shares, or upon receipt of a distribution in complete liquidation of the fund, a shareholder usually will realize a capital gain or loss. This loss may be long-term or short-term, generally depending upon the shareholder's holding period for the shares. For tax purposes, a loss will be disallowed on the sale or exchange of shares if the disposed of shares are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days. The 61 day time window begins 30 days before and ends 30 days after the date of the sale or exchange of such shares. Should a disposition fall within this 61 day window, the basis of the acquired shares will be adjusted to reflect the disallowed loss. Any loss realized by the shareholder on its disposition of fund shares held by the shareholder for six months or less, will be treated as a long term capital loss, to the extent of any distributions of net capital gains deemed received by the shareholder, with respect to such shares.

Dividends and interest received by the fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. However, tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes. In addition, many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors and most U.S. Tax conventions preclude the imposition of such taxes.

The fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive; or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of that stock (collectively, "PFIC income"), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders. If such a tax is imposed on the fund, the balance of the PFIC income will be included in the fund's investment company taxable income and, accordingly, will not be taxable to the fund to the extent that the income is distributed to its shareholders. If the fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gains over net short-term capital losses). This income inclusion is required even if the PFIC does not distribute such income and gains to the fund, and the amounts so included would be subject to the Distribution Requirement described above. In many instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof. Distributions from a PFIC are not eligible for the reduced rate of tax on "qualifying dividends."

In addition, another election may be available that would involve marking to market the fund's PFIC stock at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized as of such date although any such gains will be ordinary income rather than capital gain. If this election were made, tax at the fund level under the excess distribution rules would be eliminated, but the fund could incur nondeductible interest charges. The fund's intention to qualify annually as a regulated investment company may limit the fund's ability to make an election with respect to PFIC stock.

Options, Futures and Forward Contracts and Swap Agreements -- Certain options, futures contracts, and forward contracts in which the fund may invest may be "Section 1256 contracts." Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by the fund at the end of each taxable year (and at certain other times as prescribed pursuant to the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

Generally, the hedging transactions undertaken by the fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the fund. In addition, losses realized by the fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, swap agreements and other financial contracts to the fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by the fund which is taxed as ordinary income when distributed to shareholders.

The fund may make one or more of the elections available under the Code which are applicable to straddles. If the fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased as compared to the fund that did not engage in such hedging transactions.

Because only a few regulations regarding the treatment of swap agreements, and related caps, floors and collars, have been implemented, the tax consequences of such transactions are not entirely clear. The fund intends to account for such transactions in a manner deemed by them to be appropriate, but the Internal Revenue Service might not necessarily accept such treatment. If it did not, the status of the fund as a regulated investment company might be affected.

The requirements applicable to the fund's qualification as a regulated investment company may limit the extent to which the fund will be able to engage in transactions in options, futures contracts, forward contracts, swap agreements and other financial contracts.

Under the recently enacted tax law, certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to a "qualifying dividend," to instead be taxed as the rate of tax applicable to ordinary income.

Market Discount -- If the fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase amount is "market discount." If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the fund in each taxable year in which the fund owns an interest in such debt security and receives a principal payment on it. In particular, the fund will be required to allocate that principal payment first to a portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by the fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."

Original Issue Discount -- Certain debt securities acquired by the fund may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by the fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies.

Some debt securities may be purchased by the fund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

Constructive Sales -- These rules may affect timing and character of gain if the fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the fund enters into certain transactions in property while holding substantially identical property, the fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the fund's holding period and the application of various loss deferral provisions of the Code.

Foreign Taxation -- Income received by the fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

The payment of such taxes will reduce the amount of dividends and distributions paid to the fund's shareholders. So long as the fund qualifies as a regulated investment company, certain distribution requirements are satisfied, and more than 50% of the fund's assets at the close of the taxable year consists of securities of foreign corporations, the fund may elect, subject to limitation, to pass through its foreign tax credits to its shareholders.

Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on "qualifying dividends."

Foreign Currency Transactions -- Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that the fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the fund's investment company taxable income to be distributed to its shareholders as ordinary income.

The treatment of income dividends and capital gains distributions by the fund to shareholders under the various state income tax laws may not parallel that under the federal law. Qualification as a regulated investment company does not involve supervision of the fund's management or of its investment policies and practices by any governmental authority.

Shareholders are urged to consult their own tax advisors with specific reference to their own tax situations, including their state and local tax liabilities. Note that the 15% rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders.

The fund may be required to withhold U.S. Federal income tax at the rate of 28% of all amounts deemed to be distributed The 28% rate applies to shareholders receiving payments who:

a. fail to provide the fund with their correct taxpayer identification number,

b.    fail to make required certifications or,

c. have been notified by the Internal Revenue Service that they are subject to backup withholding.

Backup withholding is not an additional tax. Any amounts withheld will be credited against a shareholder's U.S. Federal income tax liability. Corporate shareholders and certain other shareholders are exempt from such backup withholding.

                                  MISCELLANEOUS

ORGANIZATION

The fund is a series of Transamerica IDEX, a Massachusetts business trust that was formed by a Declaration of Trust dated January 7, 1986. The Trust currently is governed by a Restatement of Declaration of Trust ("Declaration of Trust") dated as of August 30, 1991.


On September 20, 1996 in a tax-free reorganization, TA IDEX Janus Growth (formerly IDEX II Growth Fund) acquired all of the assets and assumed all of the liabilities of IDEX Fund and IDEX Fund 3 in exchange for Class T shares of IDEX Janus Growth which were then distributed on a pro rata basis to the respective shareholders of IDEX Fund and IDEX Fund 3. Upon closing of the reorganization, IDEX II Series Fund changed its name to IDEX Series Fund. IDEX Series

Fund became IDEX Mutual Funds effective March 1, 1999. Effective March 1, 2004, IDEX Mutual Funds changed its name to Transamerica IDEX Mutual Funds.

TA IDEX will hold a special meeting of shareholders for the purposes of approving, among other things, reorganizing TA IDEX from a Massachusetts business trust to a Delaware statutory trust. Should shareholders of TA IDEX approve this reorganization, funds that have been formed as part of the Delaware statutory trust and which are identical to the current funds, will assume the assets and liabilities of the current funds and the Delaware statutory trust will assume the registration statement of the Massachusetts business trust. The name will remain Transamerica IDEX Mutual Funds.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits Transamerica IDEX to issue an unlimited number of shares of beneficial interest. Shares of Transamerica IDEX are fully paid and nonassessable when issued. Shares of Transamerica IDEX have no preemptive, cumulative voting, conversion or subscription rights. Shares of Transamerica IDEX are fully transferable but Transamerica IDEX is not bound to recognize any transfer until it is recorded on the books.

The Declaration of Trust provides that each of the Trustees will continue in office until the termination of the Trust or his earlier death, resignation, bankruptcy or removal. A meeting will be called for the election of trustees upon the written request of holders of 10% or more of the outstanding Transamerica IDEX shares. Vacancies may be filled by a majority of the remaining trustees, subject to certain limitations imposed by the 1940 Act. Therefore, it is not anticipated that annual or regular meetings of shareholders normally will be held, unless otherwise required by the Declaration of Trust or the 1940 Act. Subject to the foregoing, shareholders have the power to vote for the election and removal of trustees, to terminate or reorganize Transamerica IDEX, to amend the Declaration of Trust, on whether to bring certain derivative actions and on any other matters on which a shareholder vote is required by the 1940 Act, the Declaration of Trust, the Transamerica IDEX bylaws, or at the request of the Trustees.

PRINCIPAL SHAREHOLDERS

As of December 31, 2004, the Trustees and officers as a group owned less than 1% of any class of the fund's outstanding Shares. To the knowledge of the management, as of that date, no shareholders owned beneficially or 5% or more of the outstanding shares of a class of the fund.

                                                                                    % OF SHARES OF
                                                                                      BENEFICIAL
           NAME/ADDRESS                              FUND                    CLASS     INTEREST
Lawrence & Lori J. Corkery
Waterloo, IA                            TA IDEX Protected Principal Stock      A         5.83%
Robert W. Baird & Co., Inc.
Milwaukee, WI                           TA IDEX Protected Principal Stock      A         5.19%
Citizens Bank Trust Dept
Claude Anders
Elizabethton, TN                        TA IDEX Protected Principal Stock      M        10.81%
Raymond James & Associates, Inc.
Kuntz Ira
St. Petersburg, FL                      TA IDEX Protected Principal Stock      M         5.56%
Raymond James & Associates, Inc.
Volz Catherine
St. Petersburg, FL                      TA IDEX Protected Principal Stock      M         5.41%
Wexford Clearing House Services Corp
Tampa, FL                               TA IDEX Protected Principal Stock      M         5.41%

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

PricewaterhouseCoopers LLP, 101 E. Kennedy Blvd., Suite 1500, Tampa, Florida 33602-4319 serves as independent registered certified public accounting firm for Transamerica IDEX.

CODE OF ETHICS

TA IDEX, TFAI, the sub-adviser and AFSG each has adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of TA IDEX, TFAI, a sub-adviser and AFSG from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the fund (which may also be held by persons subject to a code). There can be no assurance that the codes will be effective in preventing such activities.

PROXY VOTING POLICIES AND PROCEDURES

As detailed in the Transamerica IDEX Proxy Voting Policies and Procedures below, Transamerica IDEX uses the proxy voting policies and procedures of the sub-advisers to determine how to vote proxies relating to securities held by the Transamerica IDEX funds. The proxy voting policies and procedures of each sub-adviser are attached hereto as Appendix A.

Transamerica IDEX files SEC Form N-PX, with the complete proxy voting records of the funds for the 12 months ended June 30th, no later than August 31st of each year. The first filing of Form N-PX was made on August 31, 2004, for the 12 month-period ending June 30 2004. The Form is available without charge: (1) from Transamerica IDEX, upon request by calling 1-888-233-4339; and (2) on the SEC's website at www.sec.gov.

                             PERFORMANCE INFORMATION

Average Annual Total Return Quotation

Quotations of average annual total return for a particular class of shares of the fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the fund over periods of 1, 5, and 10 years. These are the average annual compounded rates of return that would equate the initial amount invested to the ending redeemable value. These rates of return are calculated pursuant to the following formula:

                                P(1 + T)(n) = ERV

Where:
   P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and
 ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

Average Annual Total Return (After Taxes on Distributions) Quotation

The fund may, from time to time, include "total return after taxes on distributions" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the fund over periods of 1, 5 and 10 years (up to the life of the fund), calculated pursuant to the following formula which is prescribed by the SEC:

                                P(1 + T)(n) = ATV(D)

Where:
     P = a hypothetical initial payment of $1,000, T = the average annual total return (after taxes on distributions), n = the number of years, and
ATV(D) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemptions.

All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The calculations do not consider any potential tax liabilities other than federal tax liability.

From time to time, the fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the fund from the beginning date of the measuring period. These figures reflect changes in the price of the fund's shares and assume that any income dividends and/or capital gains distributions made by the fund during the period were reinvested in shares of the fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the fund's operations, or on a year-by-year basis).

Average Annual Total Return (After Taxes on Distributions and Redemption) Quotation

The fund may, from time to time, include "total return after taxes on distributions and redemption" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions and redemption will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the fund over periods of 1, 5 and 10 years (up to the life of the fund), calculated pursuant to the following formula which is prescribed by the SEC:

                               P(1 + T)(n) = ATVDR

Where:
      P = a hypothetical initial payment of $1,000, T = the average annual total return (after taxes on distributions), n = the number of years, and
ATV(DR) =  ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The ending value is determined by subtracting capital gain taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. The calculations do not consider any potential tax liabilities other than federal tax liability.

From time to time, the fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the fund from the beginning date of the measuring period. These figures reflect changes in the price of the fund's shares and assume that any income dividends and/or capital gains distributions made by the fund during the period were reinvested in shares of the fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the fund's operations, or on a year-by-year basis).

                              FINANCIAL STATEMENTS

Audited financial statements for the fund for the fiscal year ended October 31, 2004 are incorporated by reference from the Transamerica IDEX Annual Report dated October 31, 2004.

                                   APPENDIX A

TRANSAMERICA IDEX PROXY VOTING POLICIES AND PROCEDURES - ADOPTED EFFECTIVE JUNE 10, 2003.

I. STATEMENT OF PRINCIPLE

Transamerica IDEX seeks to assure that proxies received by the fund are voted in the best interests of the fund's stockholders and have accordingly adopted these procedures.

II. DELEGATION OF PROXY VOTING/ADOPTION OF ADVISER AND SUB-ADVISER POLICIES

The fund delegates the authority to vote proxies related to portfolio securities Transamerica Fund Advisors, Inc. (the "Adviser"), as investment adviser to Transamerica IDEX, which in turn delegates proxy voting authority for most portfolios of Transamerica IDEX to the sub-adviser retained to provide day-to-day portfolio management for the fund. The Board of Trustees of Transamerica IDEX adopts the proxy voting policies and procedures of the adviser and sub-advisers as the proxy voting policies and procedures that will be used by each of these respective entities when exercising voting authority on behalf of Transamerica IDEX.

III. PROXY COMMITTEE

The Board of Trustees of Transamerica IDEX has appointed a committee of the Board (the "Proxy Committee") for the purpose of providing the fund's consent to vote in matters where the adviser or sub-adviser seeks such consent because of a conflict of interest that arises in connection with a particular vote, or for other reasons. The Proxy Committee also may review the adviser's and each sub-adviser's proxy voting policies and procedures in lieu of submission of the policies and procedures to the entire Board for approval.

IV. ANNUAL REVIEW OF PROXY VOTING POLICIES OF ADVISER AND SUB-ADVISERS

The Board of Trustees of Transamerica IDEX or the Proxy Committee of Transamerica IDEX will review on an annual basis the proxy voting policies of the adviser and sub-advisers applicable to Transamerica IDEX.


GATEWAY INVESTMENT ADVISERS, L.P.
PROXY VOTING POLICIES AND PROCEDURES (JULY 1, 2003)

The following are the proxy voting policies and procedures of Gateway Investment Advisers, L.P. for its clients who desire Gateway to vote on their behalf, including registered investment companies which Gateway manages or sub-advises.

INTRODUCTION

Gateway Investment Advisers, L.P. (hereinafter "Gateway") recognizes that voting rights are financial assets of its clients and that they must be managed accordingly; with voting decisions being made in the best interests of its clients who wish Gateway to exercise such authority and of shareholders of the registered investment companies for which it acts as adviser or sub-adviser (hereinafter referred collectively as "Clients"). Gateway, in accordance with general fiduciary principles, is responsible for voting proxies on behalf of its Clients. Gateway, in turn, has formally adopted the Institutional Shareholder Services ("ISS") proxy voting guidelines to determine how each issue on proxy ballots is to be voted and appointed ISS as its proxy agent to recommend how to vote each proxy as well as administer the voting of proxies on behalf of Gateway. A summary of ISS's proxy voting guidelines ("ISS Guidelines") can be found below in the section entitled, "Proxy Voting Guidelines Summary". The Directors of Gateway Investment Advisers, Inc., the general partner of Gateway will review these proxy policies and voting procedures on a periodic basis.

ROLE OF PROXY VOTING AGENT

Gateway has engaged ISS, an independent proxy voting service, to assist in the voting of proxies. ISS is responsible for coordinating with each Client's custodian, to ensure that all proxy ballots relating to a Client's portfolio securities are processed in a timely manner. ISS, with its vast research capabilities, has developed its US Proxy Voting Manual, which provides guidelines for proxy voting that are designed to serve the best interests of investors. These guidelines outline the rationale for determining how particular issues should be voted. Gateway has adopted these ISS Guidelines and has instructed ISS to vote in accordance with them unless the following conditions apply:

      - Gateway's portfolio management team has decided to override the ISS vote recommendation for a Client based on it own determination that the Client would best be served with a vote contrary to the ISS recommendation. Such decision(s) will be documented by Gateway and communicated to ISS;

      - ISS does not give a vote recommendation, in which case Gateway will independently determine how a particular issue should be voted. In these instances, Gateway, through its portfolio management team will document the reason(s) used in determining a vote and communicate Gateway's voting instruction to ISS. The Adviser will generally seek to vote in accordance with ISS's guidelines.

CONFLICTS OF INTEREST

From time to time, Gateway or an employee or other affiliate of Gateway may have a conflict of interest with respect to a proxy vote. A conflict of interest may exist, for example, if Gateway has a business relationship (or potential business relationship) with either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote.

ONLY in those instances where an ISS voting recommendation is not being followed, any individual with knowledge of any actual or potential conflict of interest, such as a personal conflict of interest (e.g. familial relationship with company management) or of a business relationship (e.g. Gateway is the investment manager to a soliciting company), shall disclose that conflict to the Legal and Compliance Department. In such cases, the Legal and Compliance Department will determine how the proxies in question shall be voted and such determinations shall be recorded and reported to the Board of Directors of Gateway Investment Advisers, Inc.

RECORDKEEPING

In accordance with Rule 204-2(c)(2) under the Advisers Act of 1940, as amended, Gateway will maintain the following records for a period of not less than five years:

      - this Gateway proxy voting policy;

      - records of Clients' written requests for this policy and/or their voting record;

      - Gateway's written response to such written or oral requests;

      - a copy of any document created by Gateway that was material to making a decision in those instances where ISS does not make a vote recommendation or where Gateway's portfolio management team votes contrary to ISS's recommendation.

ISS will make and retain, on Gateway's behalf (as evidenced by an undertaking from ISS to provide a copy promptly upon request) the following documents:

      - a copy of a proxy statement*;

      - a record of each vote cast by Gateway on behalf of a Client;

      - a copy of any document that was material to making a decision how to vote proxies on behalf of a Client or that memorialized the basis of that decision. * Gateway may also rely on obtaining a copy from the EDGAR system

HOW TO OBTAIN VOTING INFORMATION

At any time, a Client may obtain this entire Proxy Voting Policies and Procedures and his or her voting record upon the Client's written or oral request to Gateway. The information in this paragraph will also be included in Gateway's Form ADV Part II.

PROXY VOTING GUIDELINES SUMMARY

See the attached Proxy Voting Guidelines Summary

1. OPERATIONAL ITEMS

ADJOURN MEETING

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

AMEND QUORUM REQUIREMENTS

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

CHANGE COMPANY NAME

Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING

Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

RATIFYING AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

- An auditor has a financial interest in or association with the company, and is therefore not independent

- Fees for non-audit services are excessive, or

- There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote FOR shareholder proposals asking for audit firm rotation, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

TRANSACT OTHER BUSINESS

Vote AGAINST proposals to approve other business when it appears as voting item.

2. BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

      - Attend less than 75 percent of the board and committee meetings without a valid excuse

      - Implement or renew a dead-hand or modified dead-hand poison pill

      - Ignore a shareholder proposal that is approved by a majority of the shares outstanding

      - Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

      - Failed to act on takeover offers where the majority of the shareholders tendered their shares

      - Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees

      - Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

      - Are audit committee members and the non-audit fees paid to the auditor are excessive.

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

AGE LIMITS

Vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

BOARD SIZE

Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care. Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

- The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

- Only if the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board. Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS

Vote AGAINST proposals that provide that directors may be removed only for cause. Vote FOR proposals to restore shareholder ability to remove directors with or without cause. Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies. Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, the following factors should be taken into account in determining whether the proposal warrants support:

- Designated lead director appointed from the ranks of the independent board members with clearly delineated duties

- Majority of independent directors on board

- All-independent key committees

- Committee chairpersons nominated by the independent directors

- CEO performance reviewed annually by a committee of outside directors

- Established governance guidelines

- Company performance.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence. Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

STOCK OWNERSHIP REQUIREMENTS

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

TERM LIMITS

Vote AGAINST shareholder proposals to limit the tenure of outside directors.

3. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:

- Long-term financial performance of the target company relative to its industry; management's track record

- Background to the proxy contest

- Qualifications of director nominees (both slates)

- Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived. Vote FOR management proposals to adopt confidential voting.

4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES
ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws. Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill. Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent. Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5. MERGERS AND CORPORATE RESTRUCTURINGS
APPRAISAL RIGHTS

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

ASSET PURCHASES

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

- Purchase price

- Fairness opinion

- Financial and strategic benefits

- How the deal was negotiated

- Conflicts of interest

- Other alternatives for the business

- Noncompletion risk.

ASSET SALES

Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:

- Impact on the balance sheet/working capital

- Potential elimination of diseconomies

- Anticipated financial and operating benefits

- Anticipated use of funds

- Value received for the asset

- Fairness opinion

- How the deal was negotiated

- Conflicts of interest.

BUNDLED PROPOSALS

Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES

Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest. Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED
BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

- Dilution to existing shareholders' position

- Terms of the offer

- Financial issues

- Management's efforts to pursue other alternatives

- Control issues

- Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY

Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

- The reasons for the change

- Any financial or tax benefits

- Regulatory benefits

- Increases in capital structure

- Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

- Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model

- Adverse changes in shareholder rights

GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS)

Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and noncompletion risk.

JOINT VENTURES

Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and noncompletion risk.

LIQUIDATIONS

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation. Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

MERGERS AND ACQUISITIONS/ ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

- Prospects of the combined company, anticipated financial and operating benefits

- Offer price

- Fairness opinion

- How the deal was negotiated

- Changes in corporate governance

- Change in the capital structure

- Conflicts of interest.

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES

Votes on proposals regarding private placements should be determined on a CASE-BYCASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues, and conflicts of interest. Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

SPINOFFS

Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:

- Tax and regulatory advantages

- Planned use of the sale proceeds

- Valuation of spinoff

- Fairness opinion

- Benefits to the parent company

- Conflicts of interest

- Managerial incentives

- Corporate governance changes

- Changes in the capital structure.

VALUE MAXIMIZATION PROPOSALS

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

6. STATE OF INCORPORATION
CONTROL SHARE ACQUISITION PROVISIONS

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders. Vote AGAINST proposals to amend the charter to include control share acquisition provisions. Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASHOUT PROVISIONS

Vote FOR proposals to opt out of control share cashout statutes.

DISGORGEMENT PROVISIONS

Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price. Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZEOUT PROVISIONS

Vote FOR proposals to opt out of state freezeout provisions.

GREENMAIL

Vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments. Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BYCASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS

Vote AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

STATE ANTITAKEOVER STATUTES

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

7. CAPITAL STRUCTURE
ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

- It is intended for financing purposes with minimal or no dilution to current shareholders

- It is not designed to preserve the voting power of an insider or significant shareholder

ISSUE STOCK FOR USE WITH RIGHTS PLAN

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

PREFERRED STOCK

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION

Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

REVERSE STOCK SPLITS

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Vote FOR management proposals to implement a reverse stock split to avoid delisting. Votes on

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proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

SHARE REPURCHASE PROGRAMS

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8. EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap. Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for:

- Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),

- Cash compensation, and

- Categorization of the company as emerging, growth, or mature.

These adjustments are pegged to market capitalization. ISS will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

DIRECTOR COMPENSATION

Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

STOCK PLANS IN LIEU OF CASH

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis. Vote FOR plans which provide a dollar-for-dollar cash for stock exchange. Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

DIRECTOR RETIREMENT PLANS

Vote AGAINST retirement plans for nonemployee directors. Vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

- Historic trading patterns

- Rationale for the repricing

- Value-for-value exchange

- Option vesting

- Term of the option

- Exercise price

- Participation.

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EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis. Vote FOR employee stock purchase plans where all of the following apply:

- Purchase price is at least 85 percent of fair market value

- Offering period is 27 months or less, and

- Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the following apply:

- Purchase price is less than 85 percent of fair market value, or

- Offering period is greater than 27 months, or

- VPD is greater than ten percent

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m). Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate. Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BYCASE basis using a proprietary, quantitative model developed by ISS. Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPs)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(k) EMPLOYEE BENEFIT PLANS

Vote FOR proposals to implement a 401(k) savings plan for employees.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Vote AGAINST shareholder proposals requiring director fees be paid in stock only. Vote FOR shareholder proposals to put option repricings to a shareholder vote. Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

OPTION EXPENSING

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

PERFORMANCE-BASED STOCK OPTIONS

Vote CASE-BY-CASE on shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), taking into account:

- Whether the proposal mandates that all awards be performance-based

- Whether the proposal extends beyond executive awards to those of lower-ranking employees

- Whether the company's stock-based compensation plans meet ISS's SVT criteria and do not violate our repricing guidelines

GOLDEN AND TIN PARACHUTES

Vote FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:

- The parachute should be less attractive than an ongoing employment opportunity with the firm

- The triggering mechanism should be beyond the control of management

- The amount should not exceed three times base salary plus guaranteed benefits

9. SOCIAL AND ENVIRONMENTAL ISSUES

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CONSUMER ISSUES AND PUBLIC SAFETY

ANIMAL RIGHTS

Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:

- The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),

- The availability and feasibility of alternatives to animal testing to ensure product safety, and

- The degree that competitors are using animal-free testing.

- Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

- The company has already published a set of animal welfare standards and monitors compliance

- The company's standards are comparable to or better than those of peer firms, and

- There are no serious controversies surrounding the company's treatment of animals

DRUG PRICING

Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:

- Whether the proposal focuses on a specific drug and region

- Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness

- The extent that reduced prices can be offset through the company's marketing budget without affecting R&D spending

- Whether the company already limits price increases of its products

- Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries

- The extent that peer companies implement price restraints

GENETICALLY MODIFIED FOODS

Vote CASE-BY-CASE on proposals to label genetically modified (GMO) ingredients voluntarily in the company's products, or alternatively to provide interim labeling and eventually eliminate GMOs, taking into account:

- The costs and feasibility of labeling and/or phasing out

- The nature of the company's business and the proportion of it affected by the proposal

- The proportion of company sales in markets requiring labeling or GMO-free products

- The extent that peer companies label or have eliminated GMOs

- Competitive benefits, such as expected increases in consumer demand for the company's products

- The risks of misleading consumers without federally mandated, standardized labeling

- Alternatives to labeling employed by the company.

Vote FOR proposals asking for a report on the feasibility of labeling products containing GMOs.

Vote AGAINST proposals to completely phase out GMOs from the company's products. Such resolutions presuppose that there are proven health risks to GMOs--an issue better left to federal regulators--which outweigh the economic benefits derived from biotechnology. Vote CASE-BY-CASE on reports outlining the steps necessary to eliminate GMOs from the company's products, taking into account:

- The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution

- The extent that peer companies have eliminated GMOs

- The extent that the report would clarify whether it is viable for the company to eliminate GMOs from its products

- Whether the proposal is limited to a feasibility study or additionally seeks an action plan and timeframe actually to phase out GMOs

- The percentage of revenue derived from international operations, particularly in Europe, where GMOs are more regulated.

Vote AGAINST proposals seeking a report on the health and environmental effects of GMOs and the company's strategy for phasing out GMOs in the event they become illegal in the United States. Studies of this sort are better undertaken by regulators and the scientific community. If made illegal in the United States, genetically modified crops would automatically be recalled and phased out.

HANDGUNS

Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

PREDATORY LENDING

Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

- Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices

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- Whether the company has adequately disclosed the financial risks of its subprime business

- Whether the company has been subject to violations of lending laws or serious lending controversies

- Peer companies' policies to prevent abusive lending practices.

TOBACCO

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:

- Whether the company complies with all local ordinances and regulations

- The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness

- The risk of any health-related liabilities.

Advertising to youth:

- Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations

- Whether the company has gone as far as peers in restricting advertising

- Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth

- Whether restrictions on marketing to youth extend to foreign countries Cease production of tobacco-related products or avoid selling products to tobacco companies:

- The percentage of the company's business affected

- The economic loss of eliminating the business versus any potential tobacco-related liabilities.

- Spinoff tobacco-related businesses:

- The percentage of the company's business affected

- The feasibility of a spinoff

- Potential future liabilities related to the company's tobacco business. Stronger product warnings:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks:
Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

ENVIRONMENT AND ENERGY

ARCTIC NATIONAL WILDLIFE REFUGE

Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:

- Whether there are publicly available environmental impact reports;

- Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills; and

- The current status of legislation regarding drilling in ANWR.

CERES PRINCIPLES

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

- The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES

- The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills

- Environmentally conscious practices of peer companies, including endorsement of CERES

- Costs of membership and implementation.

ENVIRONMENTAL REPORTS

Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING

Generally vote FOR reports on the level of greenhouse gas emissions from the company's operations and products, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business. However, additional reporting may be warranted if:

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- The company's level of disclosure lags that of its competitors, or

- The company has a poor environmental track record, such as violations of federal and state regulations.

RECYCLING

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

- The nature of the company's business and the percentage affected

- The extent that peer companies are recycling

- The timetable prescribed by the proposal

- The costs and methods of implementation

- Whether the company has a poor environmental track record, such as violations of federal and state regulations.

RENEWABLE ENERGY

Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:

- The nature of the company's business and the percentage affected

- The extent that peer companies are switching from fossil fuels to cleaner sources

- The timetable and specific action prescribed by the proposal

- The costs of implementation

- The company's initiatives to address climate change

Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business.

GENERAL CORPORATE ISSUES

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

- The relevance of the issue to be linked to pay

- The degree that social performance is already included in the company's pay structure and disclosed

- The degree that social performance is used by peer companies in setting pay

- Violations or complaints filed against the company relating to the particular social performance measure

- Artificial limits sought by the proposal, such as freezing or capping executive pay

- Independence of the compensation committee

- Current company pay levels.

CHARITABLE/POLITICAL CONTRIBUTIONS

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

- The company is in compliance with laws governing corporate political activities, and

- The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive. Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements. Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage. Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company. Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

LABOR STANDARDS AND HUMAN RIGHTS

CHINA PRINCIPLES

Vote AGAINST proposals to implement the China Principles unless:

- There are serious controversies surrounding the company's China operations, and

- The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:

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- The nature and amount of company business in that country

- The company's workplace code of conduct

- Proprietary and confidential information involved

- Company compliance with U.S. regulations on investing in the country

- Level of peer company involvement in the country.

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

- The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent

- Agreements with foreign suppliers to meet certain workplace standards

- Whether company and vendor facilities are monitored and how

- Company participation in fair labor organizations

- Type of business

- Proportion of business conducted overseas

- Countries of operation with known human rights abuses

- Whether the company has been recently involved in significant labor and human rights controversies or violations

- Peer company standards and practices

- Union presence in company's international factories

- Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

- The company does not operate in countries with significant human rights violations

- The company has no recent human rights controversies or violations, or

- The company already publicly discloses information on its vendor standards compliance.

MACBRIDE PRINCIPLES

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

- Company compliance with or violations of the Fair Employment Act of 1989

- Company antidiscrimination policies that already exceed the legal requirements

- The cost and feasibility of adopting all nine principles

- The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)

- The potential for charges of reverse discrimination

- The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted

- The level of the company's investment in Northern Ireland

- The number of company employees in Northern Ireland

- The degree that industry peers have adopted the MacBride Principles

- Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS

FOREIGN MILITARY SALES/OFFSETS

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

LANDMINES AND CLUSTER BOMBS

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

- Whether the company has in the past manufactured landmine components

- Whether the company's peers have renounced future production

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

- What weapons classifications the proponent views as cluster bombs

- Whether the company currently or in the past has manufactured cluster bombs or their components

- The percentage of revenue derived from cluster bomb manufacture

- Whether the company's peers have renounced future production

NUCLEAR WEAPONS

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

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SPACED-BASED WEAPONIZATION

Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:

- The information is already publicly available or

- The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY

BOARD DIVERSITY

Generally vote FOR reports on the company's efforts to diversify the board, unless:

- The board composition is reasonably inclusive in relation to companies of similar size and business or

- The board already reports on its nominating procedures and diversity initiatives.

- Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

- The degree of board diversity

- Comparison with peer companies

- Established process for improving board diversity

- Existence of independent nominating committee

- Use of outside search firm

- History of EEO violations.

EQUAL EMPLOYMENT OPPORTUNITY (EEO)

Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:

- The company has well-documented equal opportunity programs

- The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

- The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING

Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

- The composition of senior management and the board is fairly inclusive

- The company has well-documented programs addressing diversity initiatives and leadership development

- The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

- The company has had no recent, significant EEO-related violations or litigation

SEXUAL ORIENTATION

Vote CASE-BY-CASE on proposals to amend the company's EEO policy to include sexual orientation, taking into account:

- Whether the company's EEO policy is already in compliance with federal, state and local laws

- Whether the company has faced significant controversies or litigation regarding unfair treatment of gay and lesbian employees

- The industry norm for including sexual orientation in EEO statements

- Existing policies in place to prevent workplace discrimination based on sexual orientation Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.

10. MUTUAL FUND PROXIES
ELECTION OF DIRECTORS

Vote to elect directors on a CASE-BY-CASE basis, considering the following factors:

- Board structure

- Director independence and qualifications

- Attendance at board and committee meetings.

Votes should be withheld from directors who:

- Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

- Ignore a shareholder proposal that is approved by a majority of shares outstanding

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


- Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

- Are interested directors and sit on the audit or nominating committee, or

- Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

CONVERT CLOSED-END FUND TO OPEN-END FUND

Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

- Past performance as a closed-end fund

- Market in which the fund invests

- Measures taken by the board to address the discount

- Past shareholder activism, board activity

- Votes on related proposals.

PROXY CONTESTS

Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:

- Past performance relative to its peers

- Market in which fund invests

- Measures taken by the board to address the issues

- Past shareholder activism, board activity, and votes on related proposals

- Strategy of the incumbents versus the dissidents

- Independence of directors

- Experience and skills of director candidates

- Governance profile of the company

- Evidence of management entrenchment


INVESTMENT ADVISORY AGREEMENTS

Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors:

- Proposed and current fee schedules

- Fund category/investment objective

- Performance benchmarks

- Share price performance compared to peers

- Resulting fees relative to peers

- Assignments (where the advisor undergoes a change of control).

APPROVE NEW CLASSES OR SERIES OF SHARES

Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS

Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors:

- Stated specific financing purpose

- Possible dilution for common shares

- Whether the shares can be used for antitakeover purposes.

1940 ACT POLICIES

Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors:

- Potential competitiveness

- Regulatory developments

- Current and potential returns

- Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

CHANGE FUNDAMENTAL RESTRICTION TO NONFUNDAMENTAL RESTRICTION

Proposals to change a fundamental restriction to a nonfundamental restriction should be evaluated on a CASE-BY-CASE basis, considering the following factors:

- The fund's target investments

- The reasons given by the fund for the change

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

- The projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL

Vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.

NAME CHANGE PROPOSALS

Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors:

- Political/economic changes in the target market

- Consolidation in the target market

- Current asset composition

CHANGE IN FUND'S SUBCLASSIFICATION

Votes on changes in a fund's subclassification should be determined on a CASE-BY-CASEbasis, considering the following factors:

- Potential competitiveness

- Current and potential returns

- Risk of concentration

- Consolidation in target industry

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

- Strategies employed to salvage the company

- The fund's past performance

- Terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT

Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:

- The degree of change implied by the proposal

- The efficiencies that could result

- The state of incorporation

- Regulatory standards and implications.

Vote AGAINST any of the following changes:

- Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series

- Removal of shareholder approval requirement for amendments to the new declaration of trust

- Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act

- Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares

- Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements

- Removal of shareholder approval requirement to change the domicile of the fund

CHANGE THE FUND'S DOMICILE

Vote reincorporations on a CASE-BY-CASE basis, considering the following factors:

- Regulations of both states

- Required fundamental policies of both states

- Increased flexibility available.

AUTHORIZE THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT
SHAREHOLDER APPROVAL

Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

DISTRIBUTION AGREEMENTS

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

- Fees charged to comparably sized funds with similar objectives

- The proposed distributor's reputation and past performance

- The competitiveness of the fund in the industry

- Terms of the agreement.

MASTER-FEEDER STRUCTURE

Vote FOR the establishment of a master-feeder structure.

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MERGERS

Vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

- Resulting fee structure

- Performance of both funds

- Continuity of management personnel

- Changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS TO ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

SHAREHOLDER PROPOSALS TO REIMBURSE PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

SHAREHOLDER PROPOSALS TO TERMINATE INVESTMENT ADVISOR

Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors:

- Performance of the fund's NAV

- The fund's history of shareholder relations

- The performance of other funds under the advisor's management.

                         TRANSAMERICA IDEX MUTUAL FUNDS
                                 CLASS A SHARES

TA IDEX EVERGREEN INTERNATIONAL SMALL CAP    TA IDEX TRANSAMERICA SHORT-TERM BOND
TA IDEX J.P. MORGAN MID CAP VALUE            TA IDEX UBS LARGE CAP VALUE
TA IDEX MARSICO INTERNATIONAL GROWTH         TA IDEX VAN KAMPEN EMERGING MARKETS DEBT
TA IDEX MERCURY LARGE CAP VALUE              TA IDEX VAN KAMPEN SMALL COMPANY GROWTH

                       STATEMENT OF ADDITIONAL INFORMATION

                                  MARCH 1, 2005

                 TRANSAMERICA IDEX MUTUAL FUNDS (CLASS A SHARES)
                              570 Carillon Parkway
                          St. Petersburg, Florida 33716
                   Customer Service (888) 233-4339 (toll free)

The funds listed above are series of Transamerica IDEX Mutual Funds ("Transamerica IDEX"), an open-end management investment company that offers a selection of investment funds. Transamerica IDEX is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). All funds, other than TA IDEX Van Kampen Emerging Markets Debt, are diversified.

This Statement of Additional Information ("SAI") is not a prospectus, and should be read in conjunction with the Transamerica IDEX prospectus dated March 1, 2005, which may be obtained free of charge by writing or calling Transamerica IDEX at the above address or telephone number. This SAI contains additional and more detailed information about the Transamerica IDEX operations and activities than that set forth in the prospectus.

PLEASE NOTE: Each of the listed Transamerica IDEX funds are offered for investment to the following Transamerica IDEX strategic asset allocation funds:
TA IDEX Asset Allocation - Conservative Portfolio, TA IDEX Asset Allocation - Growth Portfolio, TA IDEX Asset Allocation - Moderate Growth Portfolio and TA IDEX Asset Allocation - Moderate Portfolio.

                               TABLE OF CONTENTS

                                                                                                Page
INVESTMENT OBJECTIVES........................................................................
INVESTMENT RESTRICTIONS, POLICIES AND PRACTICES..............................................
   Investment Restrictions of TA IDEX Evergreen International Small Cap......................
   Investment Restrictions of TA IDEX J.P. Morgan Mid Cap Value .............................
   Investment Restrictions of TA IDEX Marsico International Growth...........................
   Investment Restrictions of TA IDEX Mercury Large Cap Value ...............................
   Investment Restrictions of TA IDEX Transamerica Short-Term Bond ..........................
   Investment Restrictions of TA IDEX UBS Large Cap Value ...................................
   Investment Restrictions of TA IDEX Van Kampen Emerging Markets Debt ......................
   Investment Restrictions of TA IDEX Van Kampen Small Company Growth .......................
OTHER POLICIES AND PRACTICES OF THE FUNDS ...................................................
OPTIONS, FUTURES AND OTHER DERIVATIVE INSTRUMENTS ...........................................
   Options on Securities and Indexes ........................................................
   Options on Foreign Currencies ............................................................
   Futures Contracts and Options thereon.....................................................
   Forward Contracts ........................................................................
   Swaps and Swap-Related Products ..........................................................
   Credit Default Swaps .....................................................................
   Exchange-Traded Funds ("ETFs") ...........................................................
   Euro Instruments .........................................................................
   Special Investment Considerations and Risks ..............................................
    Additional Risks of Options on Foreign Currencies, Forward Contracts
          and Foreign Instruments ...........................................................
FOREIGN INVESTMENTS .........................................................................
OTHER INVESTMENT COMPANIES ..................................................................
WHEN-ISSUED, DELAYED SETTLEMENT AND FORWARD DELIVERY SECURITIES .............................
ZERO COUPON, PAY-IN-KIND AND STEP COUPON SECURITIES .........................................
MORTGAGE-RELATED SECURITIES .................................................................
INCOME PRODUCING SECURITIES .................................................................
LENDING OF FUND SECURITIES ..................................................................
JOINT TRADING ACCOUNTS ......................................................................
ILLIQUID AND RESTRICTED/144A SECURITIES .....................................................
MUNICIPAL OBLIGATIONS .......................................................................
         Municipal Bonds ....................................................................
         Municipal Notes ....................................................................
         Municipal Commercial Paper .........................................................
         Variable Rate Obligations ..........................................................
         Municipal Lease Obligations ........................................................
LOAN PARTICIPATIONS .........................................................................
EQUITY EQUIVALENTS ..........................................................................
REPURCHASE AND REVERSE REPURCHASE AGREEMENTS ................................................
PASS-THROUGH SECURITIES .....................................................................
HIGH-YIELD/HIGH-RISK BONDS ..................................................................
         Valuation Risks ....................................................................
         Liquidity Risks ....................................................................
WARRANTS AND RIGHTS .........................................................................
U.S. GOVERNMENT SECURITIES ..................................................................
TEMPORARY DEFENSIVE POSITION ................................................................
OTHER SECURITIES IN WHICH THE FUNDS MAY INVEST ..............................................
PORTFOLIO TURNOVER RATE .....................................................................
DISCLOSURE OF PORTFOLIO HOLDINGS ............................................................
INVESTMENT ADVISORY AND OTHER SERVICES ......................................................
DISTRIBUTOR .................................................................................
ADMINISTRATIVE SERVICES .....................................................................
CUSTODIAN, TRANSFER AGENT AND OTHER AFFILIATES ..............................................

FUND TRANSACTIONS AND BROKERAGE .............................................................
TRUSTEES AND OFFICERS .......................................................................
NET ASSET VALUE DETERMINATION ...............................................................
PURCHASE OF SHARES ..........................................................................
REDEMPTION OF SHARES ........................................................................
TAXES .......................................................................................
PRINCIPAL SHAREHOLDERS
MISCELLANEOUS ...............................................................................
   Organization .............................................................................
   Shares of Beneficial Interest ............................................................
   Independent Registered Certified Public Accounting Firm ..................................
  Code of Ethics ............................................................................
   Proxy Voting Policies and Procedures
PERFORMANCE INFORMATION .....................................................................
FINANCIAL STATEMENTS ........................................................................

                              INVESTMENT OBJECTIVES

INVESTMENT OBJECTIVES

The prospectus discusses the investment objective of each fund of Transamerica IDEX, the principal types of securities in which each fund will invest, and the policies and practices of each fund. The following discussion of Investment Restrictions, Policies and Practices supplements that set forth in the prospectus.

There can be no assurance that a fund will, in fact, achieve its objective. A fund's investment objective may be changed by the Board of Trustees without shareholder approval. A change in the investment objective of a fund may result in the fund having an investment objective different from that which the shareholder deemed appropriate at the time of investment.

INVESTMENT RESTRICTIONS, POLICIES AND PRACTICES

As indicated in the prospectus, each fund is subject to certain fundamental policies and restrictions which as such may not be changed without shareholder approval. Shareholder approval would be the approval by the lesser of (i) more than 50% of the outstanding voting securities of a fund, or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of a fund are present or represented by proxy has adopted the following fundamental restrictions:

1. DIVERSIFICATION

Each fund shall be a "diversified company" as that term is defined in the Investment Company Act of 1940, as amended ("1940 Act") (except for TA IDEX Van Kampen Emerging Markets Debt Fund) and as interpreted or modified by regulatory authority having jurisdiction, from time to time. TA IDEX Van Kampen Emerging Markets Debt Fund shall be a "non-diversified company" as that term is defined in the 1940 Act.

2. BORROWING

Each fund may not borrow money, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

3. SENIOR SECURITIES


Each fund may not issue any senior security, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

4. UNDERWRITING SECURITIES


Each fund may not act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended ("1933 Act"), except as permitted under the 1933 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. Among other things, to the extent that the fund may be deemed to be an underwriter within the meaning of the 1933 Act, the fund may act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program.

5. REAL ESTATE


Each fund may not purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, a fund may, among other things, (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the fund as a result of the ownership of securities.

6. MAKING LOANS

Each fund may make loans only as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

7. CONCENTRATION OF INVESTMENTS


Each fund may not "concentrate" its investments in a particular industry or group of industries (except those funds listed below), except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction from time to time, provided that, without limiting the generality of the foregoing this limitation will not apply to securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities.

8. COMMODITIES

Each fund may not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.


NON-FUNDAMENTAL RESTRICTIONS

Furthermore, certain funds have adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees of the fund without shareholder approval.

(A) EXERCISING CONTROL OR MANAGEMENT

A fund may not invest in companies for the purposes of exercising control or management.

(B) ILLIQUID SECURITIES

No fund may purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities.


(C) PURCHASING SECURITIES ON MARGIN

TA IDEX Evergreen International Small Cap, TA IDEX Marsico International Growth, TA IDEX Mercury Large Cap Value, TA IDEX Transamerica Short-Term Bond, TA IDEX US Large Cap Value, TA IDEX Van Kampen Emerging Markets Debt, and TA IDEX Van Kampen Small Company Growth may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions in options, futures contracts, swaps and forward contracts and other derivative instruments, and provided that margin payments in connection with options, futures contracts, swaps and forward contracts and other derivative instruments shall not constitute purchasing securities on margin.


(D) SHORT SALES

TA IDEX Marsico International Growth, TA IDEX Mercury Large Cap Value, TA IDEX Transamerica Short-Term Bond, TA IDEX UBS Large Cap Value, TA IDEX Van Kampen Emerging Markets Debt, and TA IDEX Van Kampen Small Company Growth may not sell securities short, except short sales "against the box". A short sale against the box of a stock is where the seller actually owns the stock, but does not want to close out the position.

(E) OIL, GAS OR MINERAL DEPOSITS

TA IDEX Transamerica Short-Term Bond and TA IDEX Van Kampen Small Company Growth may not invest in interests in oil, gas or other mineral development or exploration programs although it may invest in the marketable securities of companies that invest in or sponsor such programs.

(F) MORTGAGE OR PLEDGE SECURITIES

TA IDEX Marsico International Growth may not mortgage or pledge any securities owned or held by the fund in amounts that exceed, in the aggregate, 15% of the fund's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions.

(G) INVESTMENT IN OTHER INVESTMENT COMPANIES

TA IDEX Morgan Mid Cap Value may not acquire securities of other investment companies, except as permitted by the 1940 Act.

(H) FUTURES CONTRACTS

TA IDEX Marsico International Growth may not enter into any futures contracts and related options for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission ("CFTC") regulations if such non-hedging positions would exceed the limitations established in CFTC regulations. Currently, non-hedging transactions are subject to either of two alternative limitations. Under one alternative, the aggregate initial margin and premiums required to establish non-hedging positions in futures contracts and options may not exceed 5% of the fair market value of the fund's net assets (after taking into account unrealized profits and unrealized losses on any such contracts). Under the other alternative, which has been established by the CFTC on a temporary basis, the notional value of non-hedging futures contracts and related options may not exceed the liquidation value of the fund's portfolio (after taking into account unrealized profits and unrealized losses on any such contracts). In addition, the fund will not enter into any futures contracts if the aggregate amount of the fund's commitments under outstanding futures contracts positions would exceed the market value of its total assets


TA IDEX Van Kampen Small Company Growth may enter into futures contracts and write and buy put and call options relating to futures contracts. The fund may not, however, enter into leveraged futures transactions if it would be possible for the fund to lose more money than it invested.

                    OTHER POLICIES AND PRACTICES OF THE FUNDS

OPTIONS, FUTURES AND OTHER DERIVATIVE INSTRUMENTS

The following investments are subject to limitations as set forth in each fund's investment restrictions and policies.

OPTIONS ON SECURITIES AND INDICES. In an effort to increase current income and to reduce fluctuations in net asset value, each of the funds may write covered put and call options and buy put and call options on securities that are traded on United States and foreign securities exchanges, and over-the-counter. A fund also may write call options that are not covered for cross-hedging purposes. A fund may write and buy options on the same types of securities that Transamerica IDEX may purchase directly. There are no specific limitations on a fund's writing and buying of options on securities.

A call option gives the purchaser the right to buy, and a writer has the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price or exchange rate of the security, as the case may be. The premium paid to the writer is consideration for undertaking the obligations under the option contract. A put option gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price or exchange rate of the security, as the case may be. A call option is covered if a fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the underlying security is held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A put option is covered if a fund segregates cash or other liquid assets with a value equal to the exercise price with its custodian. Put and call options will be valued at the last sale price, or in the absence of such a price, at the mean between bid and asked price.

When a portfolio security or currency subject to a call option is sold, a fund will effect a "closing purchase transaction"--the purchase of a call option on the same security or currency with the same exercise price and expiration date as the call option which a fund previously has written. If a fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security or currency until the option expires or the fund delivers the underlying security or currency upon exercise. In addition, upon the exercise of a call option by the holder thereof, a fund will forego the potential benefit represented by market appreciation over the exercise price.

When a fund writes an option, an amount equal to the net premium (the premium less the commission) received by the fund is included in the liability section of its statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date, or if the fund enters into a closing purchase transaction, it will realize a gain (or a loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option is exercised, a fund may deliver the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received and the fund will realize a gain or loss.

The purpose of writing covered call options is to generate additional premium income for a fund. This premium income will serve to enhance a fund's total return and will reduce the effect of any price decline of the security involved in the option. Covered call options will generally be written on securities which are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for a fund.

Once the decision to write a call option has been made, a fund's investment adviser or a sub-adviser, in determining whether a particular call option should be written on a particular security, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit a sale of the underlying security. Furthermore, effecting a closing transaction will permit a fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If a fund desires to sell a particular security from its portfolio on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a fund will be able to effect such closing transactions at a favorable price. If a fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. This could result in higher transaction costs. The funds will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

Exercise prices of options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, a fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred. A fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a fund.

Where a fund may purchase put options, that fund is purchasing the right to sell a specified security (or securities) within a specified period of time at a specified exercise price. Puts may be acquired to facilitate the liquidity of the portfolio assets. Puts may also be used to facilitate the reinvestment of assets at a rate of return more favorable than that of the underlying security. A fund may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities. The amount payable to a fund upon its exercise of a "put" is normally (i) the fund's acquisition cost of the securities subject to the put (excluding any accrued interest which the fund paid on the acquisition), less any amortized market premium or plus any accreted market or original issue discount during the period the fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. A fund generally will acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, a fund may pay for puts either separately in cash or by paying higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).

Index options (or options on securities indices) are similar in many respects to options on securities, except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. A fund will segregate assets or otherwise cover index options that would require it to pay cash upon exercise.

A principal reason for writing put and call options is to attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying securities alone. In return for the premium received for a call option, a fund foregoes the opportunity for profit from a price increase in the underlying security above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security decline. In return for the premium received for a put option, a fund assumes the risk that the price of the underlying security will decline below the exercise price, in which case the put would be exercised and the fund would suffer a loss. A fund may purchase put options in an effort to protect the value of a security it owns against a possible decline in market value.

OPTIONS ON FOREIGN CURRENCIES. A fund may buy and write options on foreign currencies in a manner similar to that in which futures contracts or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which fund securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of fund securities, a fund may buy put options on the foreign currency. If the value of the currency declines, such fund will have the right to sell such currency for a fixed amount in U.S. dollars and will offset, in whole or in part, the adverse effect on its portfolio.

Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a fund may buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, a fund could sustain losses on transactions in foreign currency options that would require such fund to forego a portion or all of the benefits of advantageous changes in those rates. In addition, in the case of other types of options, the benefit to the fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs.

A fund may also write options on foreign currencies. For example, in attempting to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of fund securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to attempt to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow that fund to hedge the increased cost up to the amount of premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

A fund may write covered call options on foreign currencies. A call option written on a foreign currency by a fund is "covered" if that fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration that is segregated by its custodian) upon conversion or exchange of other foreign currency held in its fund. A call option is also covered if: (i) the fund holds a call at the same exercise price for the same exercise period and on the same currency as the call written; or (ii) at the time the call is written, an amount of cash, U.S. government securities or other liquid assets equal to the fluctuating market value of the optioned currency is segregated with the custodian.

A fund may write call options on foreign currencies for cross-hedging purposes that would not be deemed to be covered. A call option on a foreign currency is for cross-hedging purposes if it is not covered but is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which the fund owns or has the right to acquire and which is denominated in the currency underlying the option. In such circumstances, a fund collateralizes the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

FUTURES CONTRACTS AND OPTIONS THEREON. A fund may enter into futures contracts, purchase or sell options on any such futures contracts, and engage in related closing transactions. Futures contracts are for the purchase or sale, for future delivery, of equity or fixed-income securities, foreign currencies or contracts based on financial indices, including indices of U.S. government securities, foreign government securities and equity or fixed-income securities. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index.

U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a Futures Trading Commission merchant ("FTCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

The funds may use future contracts to hedge against anticipated future changes in market conditions which otherwise might adversely affect the value of securities which these funds hold or intend to purchase. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, a fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a fund, through the purchase of such contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

The acquisition of put and call options on futures contracts will, respectively, give a fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.

If the notional value of a fund's non-hedge contracts exceeds 100% of its total assets, the fund will not purchase or sell a futures contract unless immediately following such sale or purchase the aggregate amount of margin deposits on its existing futures positions plus the amount of premiums paid for related futures options entered into for other than bona fide hedging purposes is 5% or less of the its net assets. If the aggregate amount of margin deposits on its existing futures positions plus the amount of premiums paid for related futures options entered into for other than bona fide hedging purposes exceeds 5% of the its net assets, the notional value of a fund's non-hedge contracts will not exceed 100% of the liquidation value of the fund's portfolio securities. Futures transactions will be limited to the extent necessary to maintain the qualification of these funds as a regulated investment companies.

The funds also may purchase and sell put and call options on futures contracts. An option on a futures contract gives the purchaser the right, but not the obligation, in return for the premium paid, to assume (in the case of a call) or sell (in the case of a put) a position in a specified underlying futures contract (which position may be a long or short position) a specified exercise price at any time during the option exercise period. Sellers of options on futures contracts, like buyers and sellers of futures contracts, make an initial margin deposit and are subject to calls for variation margin.

Futures transactions involve brokerage costs and require a fund to segregate liquid assets, such as cash, U.S. Government securities or other liquid securities to cover its obligation under such contracts. There is a possibility that a fund may lose the expected benefit of futures transactions if interest rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if a fund had not entered into any futures transactions. In addition, the value of futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities, limiting the fund's ability to hedge effectively against interest rates and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

FORWARD CONTRACTS. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future, and the other party is obligated to pay a specified invoice amount for the assets at the time of delivery. A fund may enter into forward contracts to purchase and sell government securities, foreign currencies or other financial instruments. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

The following discussion summarizes a fund's principal uses of forward foreign currency exchange contracts ("forward currency contracts").

A fund may enter into forward currency contracts with stated contract values of up to the value of that fund's assets. The funds may enter into forward currency contracts in order to hedge against adverse movements in exchange rates between currencies. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed upon price (which may be in U.S. dollars or another currency). A fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business.

A fund may use currency exchange contracts in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities denominated in foreign currencies (transaction hedge) or to lock in the U.S. dollar value of portfolio positions (position hedge). In addition, a fund may cross hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a fund has or expects to have portfolio exposure. A fund may also engage in proxy hedging which is defined as entering into positions in one currency to hedge investments denominated in another currency, where the two currencies are economically linked. A fund's entry into forward foreign currency exchange contract, as well as any use of cross or proxy hedging techniques will generally require the fund to hold liquid securities or cash equal to a fund's obligations in a segregated account throughout the duration of the contract.

A fund may also combine forward foreign currency exchange contracts with investments in securities denominated in other currencies in order to achieve desired equity, credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a foreign equity or bond, a fund may purchase a U.S. dollar-denominated security and at the same time enter into a forward foreign currency exchange contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, a fund may be able to lock in the foreign currency value of the security and adopt a synthetic investment position reflecting the equity return or credit quality of the U.S. dollar-denominated security.

By entering into a forward currency contract in U.S. dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, the funds are able to protect themselves against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. However, this tends to limit potential gains which might result from a positive change in such currency relationships. The funds may also hedge foreign currency exchange rate risk by engaging in a currency financial futures and options transactions, which are described below. The forecasting of short-term currency market movements is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain.

It is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward currency contract. Accordingly, it may be necessary for a fund to purchase additional currency on the spot market if the market value of the security is less than the amount of foreign currency such fund is obligated to deliver when a decision is made to sell the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency such fund is obligated to deliver.

If a fund retains the portfolio security and engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been movement in forward currency contract prices. If a fund engages in an offsetting transaction, it may subsequently enter into a new forward currency contract to sell the foreign currency. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. The funds will have to convert their holdings of foreign currencies into U.S. dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.

While forward currency contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward currency contracts. In such event, a fund's ability to utilize forward currency contracts may be restricted. In addition, a fund may not always be able to enter into forward currency contracts at attractive prices and may be limited in its ability to use these contracts to hedge its assets.

SWAPS AND SWAP-RELATED PRODUCTS. In order to attempt to protect the value of its investments from interest rate or currency exchange rate fluctuations, a fund may, subject to its investment restrictions, enter into interest rate and currency exchange rate swaps, and may buy or sell interest rate and currency exchange rate caps and floors. A fund's sub-adviser may enter into these transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A fund also may enter into these transactions to attempt to protect against any increase in the price of securities the fund may consider buying at a later date.

The funds do not intend to use these transactions as a speculative investment. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

A fund, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a fund's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid assets having an aggregate net asset at least equal to the accrued excess will be segregated by its custodian.

If a fund enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. A fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A fund's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The sub-advisers have determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

There is no limit on the amount of interest rate swap transactions that may be entered into by a fund, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a fund or its counterparty to collateralize obligations under the swap.

Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. A fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

In addition to the instruments, strategies and risks described in this SAI and in the prospectus, there may be additional opportunities in connection with options, futures contracts, forward currency contracts and other hedging techniques that become available as a fund's sub-adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions, and as new instruments are developed. The funds' sub-advisers may use these opportunities to the extent they are consistent with each fund's investment objective and as are permitted by a fund's investment limitations and applicable regulatory requirements.

CREDIT DEFAULT SWAPS. A fund may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, a fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, a fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a fund would keep the stream of payments and would have no payment obligations. As the seller, a fund would be subject to investment exposure on the notional amount of the swap.

A fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk--that the seller may fail to satisfy its payment obligations to the fund in the event of a default.

EURO INSTRUMENTS. The funds may each make investments in Euro instruments. Euro instruments are U.S. dollar-denominated futures contracts, or options thereon, which are linked to the London Interbank Offered Rate (the "LIBOR"), although foreign currency- denominated instruments are available from time to time. Euro futures contracts enable purchasers to obtain a fixed rate for the lending of funds, and sellers to obtain a fixed rate for borrowings. A fund might use Euro futures contracts and options thereon to hedge against changes in LIBOR, which may be linked to many interest rate swaps and fixed income instruments.

SPECIAL INVESTMENT CONSIDERATIONS AND RISKS. The successful use of the investment practices described above with respect to futures contracts, options on futures contracts, forward contracts, options on securities, options on foreign currencies and swaps and swap-related products draws upon skills and experience which are different from those needed to select the other instruments in which a fund may invest. Should interest or exchange rates, or the prices of securities or financial indices move in an unexpected manner, a fund may not achieve the desired benefits of the foregoing instruments or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies, forward contracts and other negotiated or over-the-counter instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

A fund's ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments. Markets in a number of the instruments are relatively new and still developing, and it is impossible to predict the amount of trading interest that may exist in those instruments in the future.

Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to a fund as: the possible loss of the entire premium paid for an option bought by a fund; the inability of the fund, as the writer of a covered call option, to benefit from the appreciation of the underlying securities above the exercise price of the option; and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences. As a result, no assurance can be given that a fund will be able to use those instruments effectively for their intended purposes.

In connection with certain of its hedging transactions, a fund must segregate assets with the fund's custodian bank to ensure that such fund will be able to meet its obligations pursuant to these instruments. Segregation of a large percentage of a fund's assets could impede implementation of that fund's investment policies or its ability to meet redemption requests or other current obligations.

ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS AND FOREIGN INSTRUMENTS. Unlike transactions entered into by a fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation.

Options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Office of the Comptroller of the Currency (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events.

In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign government restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement. These include such things as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

In addition, options on U.S. government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) less availability than that available in the United States of data on which to make trading decisions; (iii) delays in a fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) low trading volume.

FOREIGN INVESTMENTS

Each fund may invest in foreign securities through the purchase of securities of foreign issuers or of American Depositary Receipts ("ADRs"). Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign markets are less than in the U.S., and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although a fund will endeavor to achieve the most favorable net results on portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

Foreign markets also have different clearance and settlement procedures, and in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a fund investing in foreign markets is uninvested and no return is earned thereon. The inability of such a fund to make intended security purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Losses to a fund due to subsequent declines in the value of portfolio securities, or losses arising out of an inability to fulfill a contract to sell such securities, could result in potential liability to the fund. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect the investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

In many instances, foreign debt securities may provide higher yields than securities of domestic issuers that have similar maturities and quality. Under certain market conditions these investments may be less liquid than the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Finally, in the event of a default of any such foreign debt obligations, it may be more difficult to obtain or to enforce a judgment against the issuers of such securities.

If a security is denominated in foreign currency, the value of the security to a fund will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. Currency risks generally increase in lesser developed markets. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of a fund's assets. The value of the assets of a fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of securities denominated in that currency. Such changes will also affect the income and distributions to shareholders of a fund investing in foreign markets. In addition, although a fund will receive income on foreign securities in such currencies, it will be required to compute and distribute income in U.S. dollars. Therefore, if the exchange rate for any such currency declines materially after income has been accrued and translated into U.S. dollars, a fund could be required to liquidate portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time a fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater.

ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers' stock. However, by investing in ADRs rather than directly in foreign issuers' stock, a fund can avoid currency risks during the settlement period for either purchase or sales.

In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. Certain ADRs, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of such facilities, while issuers of sponsored facilities normally pay more of the costs thereof. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depositary of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

EMERGING MARKETS. Securities traded in certain emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by foreign investing due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations. Additionally, former Communist regimes of a number of Eastern European countries previously expropriated a large amount of property, the claims on which have not been entirely settled. There can be no assurance that a fund's investments in Eastern Europe will not also be expropriated, nationalized or otherwise confiscated.

A fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the fund to suffer a loss of interest or principal on any of its holdings.

OTHER INVESTMENT COMPANIES

A fund may invest in securities issued by other investment companies as permitted under the 1940 Act. A fund may indirectly bear a portion of any investment advisory fees and expenses and distribution (12b-1) fees paid by funds in which it invests, in addition to the advisory fees and expenses paid by the fund.

EXCHANGE-TRADED FUNDS ("ETFS"). Subject to limitations under the 1940 Act, a fund may invest in shares of investment companies known as ETFs. For example, a fund may invest in S&P Depositary Receipts, or "SPDRs." SPDRs are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of the S&P 500 Index. A fund investing in a SPDR would be entitled to the dividends that accrue to the S&P 500 stocks in the underlying portfolio, less trust expenses. Investing in these securities may result in duplication of certain fees and expenses paid by these securities in addition to the advisory fees and expenses paid by the fund.

WHEN-ISSUED, DELAYED SETTLEMENT AND FORWARD DELIVERY SECURITIES

Securities may be purchased and sold on a "when-issued," "delayed settlement," or "forward (delayed) delivery" basis. "When-issued" or "forward delivery" refers to securities whose terms are available, and for which a market exists, but which are not available for immediate delivery. When-issued or forward delivery transactions may be expected to occur a month or more before delivery is due. A fund may engage in when-issued transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When a fund engages in when-issued or forward delivery transactions, it will do so consistent with its investment objective and policies and not for the purpose of investment leverage.

"Delayed settlement" is a term used to describe settlement of a securities transaction in the secondary market that will occur sometime in the future. No payment or delivery is made by a fund until it receives payment or delivery from the other party for any of the above transactions. The fund will segregate with its custodian cash, U.S. government securities or other liquid assets at least equal to the value or purchase commitments until payment is made. The segregated securities will either mature or, if necessary, be sold on or before the settlement date. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although a fund may earn income on securities it has segregated to collateralize its delayed delivery purchases.

New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner. At the time of settlement, the market value of the security may be more or less than the purchase price. A fund bears the risk of such market value fluctuations. These transactions also involve the risk that the other party to the transaction may default on its obligation to make payment or delivery. As a result, the fund may be delayed or prevented from completing the transaction and may incur additional costs as a consequence of the delay.

ZERO COUPON, PAY-IN-KIND AND STEP COUPON SECURITIES

Subject to its investment restrictions, a fund may invest in zero coupon, pay-in-kind and step-coupon securities. Zero-coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Current federal income tax law requires holders of zero-coupon securities and step-coupon securities to report the portion of the original issue discount on such securities that accrues that year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under the Internal Revenue Code of 1986 ("Code"), a fund must distribute its investment company taxable income, including the original issue discount accrued on zero-coupon or step-coupon bonds. Because it will not receive cash payments on a current basis in respect of accrued original-issue discount on zero-coupon bonds or step-coupon bonds during the period before interest payments begin, in some years a fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A fund might obtain such cash from selling other portfolio holdings. These actions may reduce the assets to which fund expenses could be allocated and may reduce the rate of return for such fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a fund to sell the securities at the time.

Generally, the market prices of zero-coupon bonds and strip securities are more volatile than the prices of securities that pay interest periodically in cash and they are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

MORTGAGE-RELATED SECURITIES

The funds may invest in mortgage-related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and by nongovernmental entities, provided, however, that to the extent that a fund purchases mortgage-related securities from such issuers which may, solely for purposes of the 1940 Act, be deemed to be investment companies, the fund's investment in such securities will be subject to the limitations on its investment in investment company securities.

Mortgage-related securities in which these funds may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as GNMA and government-related organizations such as FNMA and FHLMC, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, though, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-related security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return the funds will receive when these amounts are reinvested.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to the timely payment of the principal and interest by FNMA. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to the timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or the timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

The funds may invest in Collateralized Mortgage Obligations ("CMOs") residuals and stripped mortgage-backed securities ("SMSBs"). CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as

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an interest-only ("IO") class of stripped mortgage-backed securities. See "Other
Mortgage-Related Securities--Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the "1933 Act"). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

INCOME PRODUCING SECURITIES

The funds will purchase defaulted securities only when the respective sub-advisers believe, based upon analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. Notwithstanding the sub-adviser's belief as to the resumption of income payments, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

      Financial and Market Risks. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial, or at times even total, losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

      Disposition of Fund Securities. The funds generally intend to purchase securities for which the sub-adviser expects an active market to be maintained, defaulted securities may be less actively traded than other securities making it more difficult to dispose of substantial holdings of such securities at prevailing market prices. The funds will limit holdings of any such securities to amounts that the sub-adviser believes could be readily sold, and its holdings of such securities would, in any event, be limited so as not to limit the funds' ability to readily dispose of securities to meet redemptions.

      Other. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the funds.

Other types of income producing securities that the funds may purchase include, but are not limited to, the following:

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

      Variable and Floating Rate Obligations. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

      Standby Commitments. These instruments, which are similar to a put, give a fund the option to obligate a broker, dealer or bank to repurchase a security held by a fund at a specified price.

      Tender Option Bonds. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party (such as a broker, dealer or bank) to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

      Inverse Floaters. Inverse floaters are instruments whose interest bears an inverse relationship to the interest rate on another security. The funds will not invest more than 5% of their respective assets in inverse floaters.

The funds will purchase instruments with demand features, standby commitments and tender option bonds primarily for the purpose of increasing the liquidity of their portfolios.

These investments are subject to credit risk and market risk. Credit risk relates to the party's ability to make payment upon demand; market risk relates to the fact that the value of the security will be impacted by the rise and fall of interest rates.

LENDING OF FUND SECURITIES

The funds, from time to time, may lend portfolio securities to broker-dealers, banks or institutional borrowers of securities. In accordance with guidelines from the SEC and or its staff, the funds must receive at least 100% collateral, in the form of cash or U.S. Government securities. This collateral must be valued daily, and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lender. During the time portfolio securities are on loan, the borrower pays the lender dividends or interest paid on such securities. Loans are subject to termination by the lender or the borrower at any time. While the funds do not have the right to vote securities on loan, each intends to regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults on its obligation to a fund, it could experience delays in recovering its securities and possible capital losses. The funds will only enter into loan arrangements with broker-dealers, banks or other institutions determined to be creditworthy under guidelines that may be established by the Board of Trustees.

ILLIQUID AND RESTRICTED/144A SECURITIES

Subject to its investment restrictions, a fund may invest a certain percentage of its net assets in illiquid securities (i.e., securities that are not readily marketable).

In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 ("1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such portfolio security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

The Fund's Board of Trustees has authorized each fund's sub-adviser to make liquidity determinations with respect to Rule 144A securities in accordance with the guidelines established by the Board of Trustees. Under the guidelines which may be amended from time to time, the fund's sub-adviser will consider the following factors in determining whether a Rule 144A security is liquid: 1) the frequency of trades and quoted prices for the security; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; and 4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer and/or other factors deemed appropriate. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the OTC markets. The fund may be restricted in its ability to sell such securities at a time when a fund's sub-adviser deems it advisable to do so. In addition, in order to meet redemption requests, a fund may have to sell other assets, rather than such illiquid securities, at a time that is not advantageous.

MUNICIPAL OBLIGATIONS

The funds may invest in the following types of municipal obligations:

MUNICIPAL BONDS. Municipal bonds generally are classified as general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and unlimited taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues generated by a particular facility or class of facility, or in some cases from the proceeds of a special excise tax or specific revenue source. Industrial development obligations are a particular kind of municipal bond which are issued by or on behalf of public authorities to obtain funds for many kinds of local, privately operated facilities. Such obligations are, in most cases, revenue bonds that generally are secured by a lease with a particular private corporation.

MUNICIPAL NOTES. Municipal notes are short-term debt obligations issued by municipalities that normally have a maturity at the time of issuance of six months to three years. Such notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are normally obligations of the issuing municipality or agency.

MUNICIPAL COMMERCIAL PAPER. Municipal commercial paper is short-term debt obligations issued by municipalities. Although done so infrequently, municipal commercial paper may be issued at a discount (sometimes referred to as Short-Term Discount Notes). These obligations are issued to meet seasonal working capital needs of a municipality or interim construction financing and are paid from a municipality's general revenues or refinanced with long-term debt. Although the availability of municipal commercial paper has been limited, from time to time the amounts of such debt obligations offered have increased, and the sub-adviser believes that this increase may continue.

VARIABLE RATE OBLIGATIONS. The interest rate payable on a variable rate municipal obligation is adjusted either at predetermined periodic intervals or whenever there is a change in the market rate of interest upon which the interest rate payable is based. A variable rate obligation may include a demand feature pursuant to which the fund would have the right to demand prepayment of the principal amount of the obligation prior to its stated maturity. The issuer of the variable rate obligation may retain the right to prepay the principal amount prior to maturity.

MUNICIPAL LEASE OBLIGATIONS. Municipal lease obligations may take the form of a lease, an installment purchase or a conditional sales contract. Municipal lease obligations are issued by state and local governments and authorities to acquire land, equipment and facilities such as state and municipal vehicles, telecommunications and computer equipment, and other capital assets. Interest payments on qualifying municipal leases are exempt from federal income taxes. The fund may purchase these obligations directly, or they may purchase participation interests in such obligations. Municipal leases are generally subject to greater risks than general obligation or revenue bonds. State laws set forth requirements that states or municipalities must meet in order to issue municipal obligations, and such obligations may contain a covenant by the issuer to budget for, appropriate, and make payments due under the obligation. However, certain municipal lease obligations may contain "non-appropriation" clauses which provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Accordingly, such obligations are subject to "non-appropriation" risk. While municipal leases are secured by the underlying capital asset, it may be difficult to dispose of such assets in the event of non-appropriation or other default.

LOAN PARTICIPATIONS

A fund may purchase participations in commercial loans, including loan assignments. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The fund may participate in such syndications, or can buy part of a loan, becoming a part lender. The fund's investment in a loan participation typically will result in the fund having a contractual relationship only with the lender and not with the borrower. The fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing a participation, the fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any right of set-off against the borrower, and the fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

When a fund purchases a loan assignment from lenders, it will acquire direct rights against the borrowers on the loan. Because assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Because there is no liquid market for such securities, the fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a fund's ability to dispose of particular assignments or participations when necessary to meet redemptions of fund shares, to meet the fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for assignments and participations also may make it more difficult for a fund to value these securities for purposes of calculating its net asset value.

Investments in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to the fund. For example, if a loan is foreclosed, a fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a fund relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the fund.

EQUITY EQUIVALENTS

In addition to investing in common stocks, the funds may invest in other equity securities and equity equivalents, including securities that permit a fund to receive an equity interest in an issuer, the opportunity to acquire an equity interest in an issuer, or the opportunity to receive a return on its investment that permits the fund to benefit from the growth over time in the equity of an issuer. Examples of equity securities and equity equivalents include preferred stock, convertible preferred stock and convertible debt securities.

The funds will limit holdings of convertible debt securities to those that, at the time of purchase, are rated at least B- by S&P or B3 by Moody's, or, if not rated by S&P or Moody's, are of equivalent investment quality as determined by the sub-adviser. A fund's investments in convertible debt securities and other high-yield, non-convertible debt securities rated below investment-grade will comprise less than 35% of the fund's net assets. Debt securities rated below the four highest categories are not considered "investment-grade" obligations. These securities have speculative characteristics and present more credit risk than investment-grade obligations. Equity equivalents also may include securities whose value or return is derived from the value or return of a different security. Depositary receipts, are an example of the type of derivative security in which the fund might invest.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

Subject to its investment restrictions, a fund may enter into repurchase and reverse repurchase agreements. In a repurchase agreement, a fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or collateral. A fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to a fund in connection with bankruptcy proceedings), it is the policy of each fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the sub-adviser for that fund and approved by the Board of Trustees.

In a reverse repurchase agreement, a fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a fund will segregate with its custodian cash and appropriate liquid assets with the funds' custodian to cover its obligation under the agreement. The funds will enter into reverse repurchase agreements only with parties the investment sub-adviser for each fund deems creditworthy.

Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.

Reverse repurchase agreements may expose a fund to greater fluctuations in the value of its assets.

PASS-THROUGH SECURITIES

Each fund may, in varying degrees, invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests, which are fully discussed in this SAI. A pass-through security is a share or certificate of interest in a pool of debt obligations that has been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary, which are passed through to purchasers, such as the funds.

HIGH YIELD/HIGH-RISK BONDS

High-yield/high-risk bonds, below investment grade securities (commonly known as "junk bonds") involve significant credit and liquidity concerns and fluctuating yields, and are not suitable for short-term investing. Higher yields are ordinarily available on fixed-income securities which are unrated or are rated in the lower rating categories of recognized rating services such as Moody's and Standard & Poor's.

VALUATION RISKS. Lower rated bonds also involve the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a fund owning such bonds would experience a reduction in its income, and could expect a decline in the market value of the securities so affected. Such funds, furthermore, may incur additional costs in seeking the recovery of the defaulted securities. More careful analysis of the financial condition of each issuer of lower rated securities is therefore necessary. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payments obligations, to meet projected business goals and to obtain additional financing.

The market prices of lower grade securities are generally less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic or political changes or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities. Past experience with high-yield securities in a prolonged economic downturn may not provide an accurate indication of future performance during such periods.

LIQUIDITY RISKS. Lower rated securities also may have less liquid markets than higher rated securities, and their liquidity as well as their value may be more severely affected by adverse economic conditions. Adverse publicity and investor perceptions as well as new or proposed laws may also have a greater negative impact on the market for lower rated bonds.

Unrated securities are not necessarily of lower quality than rated securities, but the markets for lower rated and nonrated securities are more limited than those in which higher rated securities are traded. In addition, an economic downturn or increase in interest rates is likely to have a greater negative effect on: (i) the market for lower rated and nonrated securities; (ii) the value of high yield debt securities held by a fund; (iii) the new asset value of a fund holding such securities; and (iv) the ability of the bonds' issuers to repay principal and interest, meet projected business goals and obtain additional financing than on higher rated securities.

WARRANTS AND RIGHTS

Subject to its investment restrictions, a fund may invest in warrants and rights. A warrant is a type of security that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks.

U.S. GOVERNMENT SECURITIES
Examples of the types of U.S. government securities that a fund may hold include, in addition to those described in the prospectus and direct obligations of the U.S. Treasury, the obligations of the Federal Housing Administration, Farmers Home Administration, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Bank, Federal Intermediate Credit Banks, Federal Land Banks and Maritime Administration. U.S. government securities may be supported by the full faith and credit of the U.S. government

(such as securities of the Small Business Administration); by the right of the issuer to borrow from the Treasury (such as securities of the Federal Home Loan
Bank); by the discretionary authority of the U.S. government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association); or only by the credit of the issuing agency.

TEMPORARY DEFENSIVE POSITION

For temporary defensive purposes, a fund may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a fund increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a fund assumes a temporary defensive position it may not be able to achieve its investment objective.

OTHER SECURITIES IN WHICH THE FUNDS MAY INVEST

CORPORATE DEBT SECURITIES. A fund may invest in corporate bonds, notes and debentures of long and short maturities and of various grades, including unrated securities. Corporate debt securities exist in great variety, differing from one another in quality, maturity, and call or other provisions. Lower grade bonds, whether rated or unrated, usually offer higher interest income, but also carry increased risk of default. Corporate bonds may be secured or unsecured, senior to or subordinated to other debt of the issuer, and, occasionally, may be guaranteed by another entity. In addition, they may carry other features, such as those described under "Convertible Securities" and "Variable or Floating Rate Securities," or have special features such as the right of the holder to shorten or lengthen the maturity of a given debt instrument, rights to purchase additional securities, rights to elect from among two or more currencies in which to receive interest or principal payments, or provisions permitting the holder to participate in earnings of the issuer or to participate in the value of some specified commodity, financial index, or other measure of value.

COMMERCIAL PAPER. Commercial paper refers to short-term unsecured promissory notes issued by commercial and industrial corporations to finance their current operations. Commercial paper may be issued at a discount and redeemed at par, or issued at par with interest added at maturity. The interest or discount rate depends on general interest rates, the credit standing of the issuer, and the maturity of the note, and generally moves in tandem with rates on large CDs and Treasury bills. An established secondary market exists for commercial paper, particularly that of stronger issuers which are rated by Moody's Investors Service, Inc. and Standard and Poor's Ratings Group. Investments in commercial paper are subject to the risks that general interest rates will rise, that the credit standing and outside rating of the issuer will fall, or that the secondary market in the issuer's notes will become too limited to permit their liquidation at a reasonable price.

INTERNATIONAL AGENCY OBLIGATIONS. A fund may invest in bonds, notes or Eurobonds of international agencies. Examples are securities issued by the Asian Development Bank, the European Economic Community, and the European Investment Bank. The funds may also purchase obligations of the International Bank for Reconstruction and Development which, while technically not a U.S. government agency or instrumentality, has the right to borrow from the participating countries, including the United States.

BANK OBLIGATIONS OR SAVINGS AND LOAN OBLIGATIONS. Subject to its investment restrictions, a fund may purchase certificates of deposit, bankers' acceptances and other debt obligations of commercial banks and certificates of deposit and other debt obligations of savings and loan associations ("S&L's"). Certificates of deposit are receipts from a bank or an S&L for funds deposited for a specified period of time at a specified rate of return. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. These instruments may be issued by institutions of any size, may be of any maturity, and may be insured or uninsured. The quality of bank or savings and loan obligations may be affected by such factors as (a) location -- the strength of the local economy will often affect financial institutions in the region, (b) asset mix -- institutions with substantial loans in a troubled industry may be weakened by those loans, and (c) amount of equity capital -- under-capitalized financial institutions are more vulnerable when loan losses are suffered. The sub-adviser will evaluate these and other factors affecting the quality of bank and savings and loan obligations purchased by a fund, but the fund is not restricted to obligations or institutions that satisfy specified quality criteria.

VARIABLE OR FLOATING RATE SECURITIES. Subject to its investment restrictions, a fund may purchase variable rate securities that provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable and floating rate securities is ordinarily determined by reference to, or is a percentage of, a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure. These securities generally are structured as loans. See the disclosure of "Loans" in this SAI.

PREFERRED STOCKS. Subject to a fund's investment restrictions, a fund may purchase preferred stocks. Preferred stocks are securities which represent an ownership interest in a corporation and which give the owner a prior claim over common stock on the corporation's earnings and assets. Preferred stock generally pays quarterly dividends. Preferred stocks may differ in many of their provisions. Among the features that differentiate preferred stocks from one another are the dividend rights, which may be cumulative or non-cumulative and participating or non-participating, redemption provisions, and voting rights. Such features will establish the income return and may affect the prospects for capital appreciation or risks of capital loss.

CONVERTIBLE SECURITIES. Subject to its investment restrictions, a fund may invest in debt securities convertible into or exchangeable for equity securities, or debt securities that carry with them the right to acquire equity securities, as evidenced by warrants attached to such securities or acquired as part of units of the securities. Such securities normally pay less current income than securities without conversion features, but add the potential opportunity for appreciation from enhanced value for the equity securities into which they are convertible, and the concomitant risk of loss from declines in those values.

COMMON STOCKS. Subject to its investment restrictions, a fund may invest in common stocks. Common stocks are junior to the debt obligations and preferred stocks of an issuer. Hence, dividend payments on common stocks should be regarded as less secure than income payments on corporate debt securities.

PORTFOLIO TURNOVER RATE

Changes may be made in a fund's portfolio consistent with the investment objective and policies of the fund whenever such changes are believed to be in the best interests of the fund and its shareholders, and each fund will be managed without regard to its portfolio turnover rate. The portfolio turnover rates for all of the funds may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemptions of shares. High portfolio turnover rates will generally result in higher transaction costs to a fund, including brokerage commissions, and may have adverse tax consequences

The portfolio turnover rate for each of the funds is calculated by dividing the lesser of a fund's purchases or sales of portfolio securities for the year by the monthly average value of the securities. The Securities and Exchange Commission requires that the calculation exclude all securities whose remaining maturities at the time of acquisition are one year or less.

DISCLOSURE OF PORTFOLIO HOLDINGS

It is the policy of the funds to protect the confidentiality of their holdings and prevent the selective disclosure of non-public information about the Funds' portfolio holdings. The funds' service providers are required to comply with this policy. No non-public information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party, except as provided below. The Board of Trustees has adopted formal procedures governing compliance with the funds' policies.

The funds, or their duly authorized service providers, may publicly disclose holdings of all funds in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. A summary or list of a fund's completed purchases and sales may only be made available after the public disclosure of a fund's portfolio holdings.

The funds publish all portfolio holdings on a quarterly basis on their website at www.idexfunds.com 30 days after the end of each calendar quarter. Such information remains online for 6 months. The day following such publication, the information is deemed to be publicly disclosed for the purposes of the policies and procedures adopted by the funds. The funds may then forward the information to investors and consultants requesting it.

There are numerous mutual fund evaluation services such as Standard & Poor's, Morningstar or Lipper Analytical Services, and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the funds by these services and departments, the funds may distribute (or authorize their service providers to distribute) portfolio holdings to such services and departments before their public disclosure is required or authorized provided that: (i) the recipient does not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the funds before the portfolio holdings or results of the analysis become public information; and (ii) the recipient signs a written confidentiality agreement. Persons and entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed. Neither the funds nor their service providers receive any compensation from such services and departments. Subject to such departures as the funds' investment adviser's compliance department believes reasonable and consistent with reasonably protecting the confidentiality of the portfolio information, each confidentiality agreement should generally provide that, among other things: the portfolio information is the confidential property of the funds (and its service provider, if applicable) and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement; the recipient of the portfolio information agrees to limit access to the portfolio information to its employees (and agents) who, on a need to know basis, are (1) authorized to have access to the portfolio information and (2) subject to confidentiality obligations, including duties not to trade on non-public information, no less restrictive than the confidentiality obligations contained in the Confidentiality Agreement; and upon written request, the recipient agrees to promptly return or destroy, as directed, the portfolio information.

The Board and an appropriate officer of the investment adviser's compliance department or the Funds' Chief Compliance Officer ("CCO") may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information and waive certain requirements. To the extent required by law, the CCO reports to the Board violations of the funds' policies and procedures on disclosure of portfolio holdings.

                     INVESTMENT ADVISORY AND OTHER SERVICES

Transamerica IDEX has entered into a Management and Investment Advisory Agreement ("Advisory Agreement") on behalf of each fund with Transamerica Fund Advisors, Inc. ("TFAI"), located at 570 Carillon Parkway, St. Petersburg, Florida 33716. TFAI supervises each respective fund's investments and conducts its investment program.

TFAI is directly owned by Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA Holding Company (22%) ("AUSA"), both of which are indirect wholly-owned subsidiaries of AEGON N.V. AUSA is wholly-owned by Transamerica Holding Company, which is wholly-owned by AEGON USA, Inc., a financial services holding company located at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499. AEGON USA, Inc. is a wholly-owned indirect subsidiary of AEGON N.V., a Netherlands corporation and publicly traded international insurance group.

INVESTMENT ADVISER COMPENSATION

TFAI receives annual compensation from each fund in the form of a percentage of the fund's average daily net assets. The table below lists those percentages by fund.

                   Fund                                           Percentage of Average Daily Net Assets
                   ----                                           --------------------------------------
TA IDEX Evergreen International Small Cap                         1.07% of first $250 million
                                                                  1.00% in excess of $250 million

TA IDEX J.P. Morgan Mid Cap Value                                 0.85% of first $100 million
                                                                  0.80% in excess of $100 million

TA IDEX Marsico International Growth                              1.06% of first $300 million
                                                                  1.01% over $300 million up to $400 million
                                                                  0.96% over $400 million up to $1 billion
                                                                  0.91% in excess of $1 billion

TA IDEX Mercury Large Cap Value                                   0.80% of first $250 million
                                                                  0.775% over $250 million up to $750
                                                                   million
                                                                  0.75% in excess of $750 million

TA IDEX Transamerica Short-Term Bond                              0.65% of first $250 million
                                                                  0.60% over $250 million up to $500 million
                                                                  0.575% over $500 million up to $1 billion
                                                                  0.55% in excess of $1 billion

TA IDEX UBS Large Cap Value                                       0.85% of first $200 million
                                                                  0.80% over $200 million up to $750 million

                   Fund                                           Percentage of Average Daily Net Assets
                   ----                                           --------------------------------------
                                                                  0.75% over $750 million up to $1 billion
                                                                  0.70% in excess of $1 billion

TA IDEX Van Kampen Emerging Markets Debt                          0.95% of first $250 million
                                                                  0.90% over $250 million up to $500 million
                                                                  0.80% in excess of $500 million

TA IDEX Van Kampen Small Company Growth                           0.95% of first $500 million
                                                                  0.85% in excess of $500 million

ADVISORY AGREEMENT

The duties and responsibilities of the investment adviser are specified in the Advisory Agreement. The Advisory Agreement provides that TFAI will perform the following services or cause them to be performed by others: (i) furnish to the fund investment advice and recommendations; (ii) supervise the purchase and sale of securities as directed by appropriate fund officers, and (iii) be responsible for the administration of each fund. The Advisory Agreement is not assignable and may be terminated without penalty upon 60 days' written notice at the option of either the fund, TFAI or by a vote of shareholders of each fund. The Advisory Agreement provides that it can be continued from year to year so long as such continuance is specifically approved annually (a) by the Board of Trustees or by a majority of the outstanding shares of each fund and (b) by a majority vote of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party cast in person at a special meeting called for such purposes.

The Advisory Agreement also provides that TFAI shall not be liable to the funds or to any shareholder for any error of judgment or mistake of law or for any loss suffered by a fund or by any shareholder in connection with matters to which the Advisory Agreement relates, except for a breach of fiduciary duty or a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard on the part of TFAI in the performance of its duties thereunder.

The Advisory Agreement became effective as follows:

                FUND                                   EFFECTIVE DATE
                ----                                   --------------
TA IDEX Evergreen International Small Cap              June 15, 2004
TA IDEX J.P. Morgan Mid Cap Value                      June 15, 2004
TA IDEX Marsico International Growth                   June 15, 2004
TA IDEX Mercury Large Cap Value                        June 15, 2004
TA IDEX Transamerica Short-Term Bond                   June 15, 2004
TA IDEX UBS Large Cap Value                            June 15, 2004
TA IDEX Van Kampen Emerging Markets Debt               June 15, 2004
TA IDEX Van Kampen Small Company Growth                June 15, 2004

Each fund pays its allocable share of the fees and expenses of a fund's non-interested trustees, custodian and transfer agent fees, brokerage commissions and all other expenses in connection with the execution of its portfolio transactions, administrative, clerical, recordkeeping, bookkeeping, legal, auditing and accounting expenses, interest and taxes, expenses of preparing tax returns, expenses of shareholders' meetings and preparing, printing and mailing proxy statements (unless otherwise agreed to by the funds or TFAI, expenses of preparing and typesetting periodic reports to shareholders (except for those reports the fund's permit to be used as sales literature), and the costs, including filing fees, of renewing or maintaining registration of fund shares under federal and state law.

None of the funds paid any advisory fees for the fiscal year ended October 31, 2004.

EXPENSE REIMBURSEMENT

TFAI has entered into an expense limitation agreement with Transamerica IDEX on behalf of each applicable fund, pursuant to which TFAI has agreed to reimburse a fund or waive fees, or both, whenever, in any fiscal year, the total cost to a fund of normal operating expenses chargeable to its income account, including the investment advisory fee but excluding brokerage commissions, interest, taxes and 12b-1 fees, exceeds a certain percentage of the fund's average daily net assets. That percentage is listed by fund in the following table, as specified for that fund (expense cap) in the fund's then-current SAI. Transamerica IDEX, on behalf of an applicable fund, will at a later date reimburse TFAI for operation expenses previously paid on behalf of such fund during the previous 36 months, but only if, after such reimbursement, the fund's expense ratio does not exceed the expense cap. The agreement has an initial term from November 1, 2000, and continues automatically for one-year terms unless TFAI provides written notice to Transamerica IDEX at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by Transamerica IDEX, without payment of any penalty, upon ninety (90) days' prior written notice to TFAI.

The applicable expense caps for each of the funds are listed in the following table.

                 FUND                                                                   EXPENSE CAP
                 ----                                                                   -----------
TA IDEX Evergreen International Small Cap                                                  1.32%
TA IDEX J.P. Morgan Mid Cap Value                                                          1.05%
TA IDEX Marsico International Growth                                                       1.31%
TA IDEX Mercury Large Cap Value                                                            1.00%
TA IDEX Transamerica Short-Term Bond                                                       0.85%
TA IDEX UBS Large Cap Value                                                                1.05%
TA IDEX Van Kampen Emerging Markets Debt                                                   1.15%
TA IDEX Van Kampen Small Company Growth                                                    0.95%

SUB-ADVISERS

Evergreen Investment Management Company, LLC ("Evergreen"), 200 Berkeley Street, Boston, Massachusetts 02116 serves as sub-adviser to TA IDEX Evergreen International Small Cap pursuant to a sub-advisory agreement with TFAI.

J.P. Morgan Investment Management Inc. ("J.P. Morgan"), 522 Fifth Avenue, New York, New York 10036 serves as sub-adviser to TA IDEX J.P. Morgan Mid Cap Value pursuant to a sub-advisory agreement with TFAI.

Fund Asset Management, L.P. (dba Mercury Advisors) ("Mercury"), 800 Scudders Mill Road, Plainsboro, New Jersey 08536 serves as sub-adviser to TA IDEX Mercury Large Cap Value pursuant to a sub-advisory agreement with TFAI.

UBS Global Asset Management (Americas) Inc. ("UBS"), One North Wacker Drive, Chicago, Illinois 60606, serves as sub-adviser to TA IDEX UBS Large Cap Value pursuant to a sub-advisory agreement with TFAI.

Morgan Stanley Investment Management Inc. (dba Van Kampen) ("Van Kampen"), 1221 Avenue of the Americas New York, New York 10020 serves as sub-adviser to TA IDEX Van Kampen Emerging Markets Debt, TA IDEX Van Kampen Large Cap Core, TA IDEX Van Kampen Small Company Growth and TA IDEX Van Kampen Active International Allocation pursuant to a sub-advisory agreement with TFAI.

Banc of America Capital Management, LLC ("BACAP"), 101 S. Tryon Street, Charlotte, North Carolina 28255, serves as sub-adviser to TA IDEX Marsico International Growth pursuant to a sub-advisory agreement with TFAI. BACAP has entered into an agreement with Marsico Capital Management, LLC ("Marsico"), 1200 17th Street, Suite 1300, Denver, Colorado 80202, wherein Marsico will provide portfolio management.

Transamerica Investment Management, LLC ("TIM"), 1150 South Olive Street, Suite 2700, Los Angeles, California 90015, serves as sub-adviser to TA IDEX Transamerica Short-Term Bond pursuant to a sub-advisory agreement with TFAI.

The sub-advisers also serve as sub-advisers to certain portfolios of AEGON/Transamerica Series Fund, Inc. ("ATSF"), a registered investment company. They may be referred to herein collectively as the "sub-advisers" and individually as a "sub-adviser."


               Fund                                       Sub-Adviser                           Sub-Advisory Fee
               ----                                       -----------                           ----------------
TA IDEX Evergreen International Small           Evergreen Investment Management    0.52% of the first $250 million; 0.50% in
Cap                                             Company, LLC                       excess of $250 million.


TA IDEX J.P. Morgan Mid Cap Value               J.P. Morgan Investment             0.40% of the average daily net assets


               Fund                                       Sub-Adviser                           Sub-Advisory Fee
               ----                                       -----------                           ----------------
                                                 Management Inc.
TA IDEX Marsico International Growth             Banc of America Capital            0.50% of the first $300 million; 0.45% from
                                                 Management, LLC                    $300 million to $400 million; 0.40% from
                                                 Marsico Capital Management, LLC    $400 million to $1 billion; and 0.35% in
                                                                                    excess of $1 billion.

TA IDEX Mercury Large Cap Value                  Fund Asset Management, L.P. (dba   0.35% of the first $250 million; 0.325% from
                                                 Mercury Advisors)                  $250 million to $750 million; and 0.30% in
                                                                                    excess of $750 million.

TA IDEX Transamerica Short-Term Bond             Transamerica Investment            0.25% of the first $250 million; 0.20% from
                                                 Management, LLC                    $250 million to $500 million; 0.175% from
                                                                                    $500 million to $1 billion; and 0.15% in
                                                                                    excess of $1 billion.

TA IDEX UBS Large Cap Value                      UBS Global Asset Management        0.38% of the first $200 million; 0.36% from
                                                 (Americas) Inc.                    $200 million to $400 million; 0.34% from
                                                                                    $400 million to $750 million; 0.32% from
                                                                                    $750 million to $1 billion; 0.30% in excess
                                                                                    of $1 billion.

TA IDEX Van Kampen Emerging Markets Debt         Morgan Stanley Investment          0.45% of the first
                                                 Management Inc. (dba Van           $250 million; 0.40% from
                                                 Kampen)                            $250 million to $500 million; and 0.35% in
                                                                                    excess of $500 million.

TA IDEX Van Kampen Small Company Growth          Morgan Stanley Investment          0.45% of the first $500 million; 0.40% in
                                                 Management Inc. (dba Van Kampen)   excess of $500 million.

Each of the sub-advisers also serves as investment adviser or sub-adviser to other funds and/or private accounts that may have investment objectives identical or similar to that of the funds. Securities frequently meet the investment objectives of one or all of these funds, the other funds and the private accounts. In such cases, a sub-adviser's decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amounts available for investment by each fund or account, the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Another factor considered in the investment recommendations is other investments which each fund or account presently has in a particular industry.

It is possible that at times identical securities will be held by more than one fund or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the funds or private accounts served by a sub-adviser seeks to acquire or sell the same security at about the same time, either the price obtained by the funds or the amount of securities that may be purchased or sold by a fund at one time may be adversely affected. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the funds. In the event more than one fund or account purchases or sells the same security on a given date, the purchase and sale transactions are allocated among the fund(s), the other funds and the private accounts in a manner believed by the sub-advisers to be equitable to each.

BOARD REVIEW AND APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS

The Advisory Agreement and each agreement between TFAI and a sub-adviser (each a "Sub-Advisory Agreement" and collectively the "Sub-Advisory Agreements") were approved by the Board of Trustees (including a majority of trustees who are not parties to the Advisory Agreement or interested persons, as defined by the 1940 Act, of any such party ("Independent Trustees")) at meetings held on December 2, 2003.

In connection with its deliberations relating to the approval of the Advisory Agreement and each Sub-Advisory Agreement, the Board of Trustees, including the Independent Trustees, considered information that had been provided by TFAI and the sub-advisers to the funds that engage them. In considering the Advisory Agreement and Sub-Advisory Agreements, the Board of Trustees considered a number of factors they believed to be relevant. The factors considered by the Board of Trustees in reviewing the Advisory Agreement included, but were not limited to, the following: (1) the nature, extent, and quality of the services to be provided by the investment adviser; (2) the investment performance of the fund and the investment adviser; (3) the costs of the services to be provided and profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale for the benefit of fund investors.

In considering the Advisory Agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as all-important or controlling. However, the Independent Trustees indicated that, generally, they initially scrutinized the performance of each fund, including performance in relation to a peer group of funds and in relation to a benchmark index or a combination of indexes, and the fees paid by the fund. With respect to funds that had relatively poor performance in relation to a peer group of funds, the Independent Trustee considered the reasons given by management and the actions undertaken, or contemplated, by management to improve such performance.

The factors considered by the Board of Trustees in reviewing the Sub-Advisory Agreements included, but were not limited to, the following: (1) the nature, extent, and quality of the services to be provided by the investment adviser;
(2) the investment performance of the fund and the investment adviser; (3) the costs of the services to be provided and profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and
(5) whether fee levels reflect these economies of scale for the benefit of fund investors.

In reviewing the terms of each Advisory Agreement and each Sub-Advisory Agreement and in discussions with the Investment Adviser concerning the Advisory Agreement and Sub-Advisory Agreement, the Independent Trustee were represented by independent legal counsel. Based upon its review, the Board of Trustees determined that the Advisory Agreement and the Sub-Advisory Agreement are in the best interests of the funds and their shareholders and that the Advisory and Sub-Advisory fees are fair and reasonable. Accordingly, after consideration of the factors described above, and such other factors and information it considered relevant, the Board of Trustees, including the unanimous vote of the Independent Trustees, approved the Advisory Agreements and Sub-Advisory Agreements.

                                   DISTRIBUTOR

Effective March 1, 2001, Transamerica IDEX entered into an Underwriting Agreement with AFSG Securities Corporation ("AFSG"), located at 4333 Edgewood Rd. NE, Cedar Rapids, Iowa 52494 to act as the principal underwriter of the shares of the funds. The Underwriting Agreement will continue from year to year so long as its continuance is approved at least annually in the same manner as the investment advisory agreements discussed above. A discussion of AFSG's responsibilities and charges as principal underwriter of fund shares is set forth in the prospectus.

 None of the funds paid any underwriting commissions as they have not commenced operations.

                             ADMINISTRATIVE SERVICES

TFAI is responsible for the supervision all of the administrative functions, providing office space, and paying its allocable portion of the salaries, fees and expenses of all fund officers and of those trustees who are affiliated with TFAI. The costs and expenses, including legal and accounting fees, filing fees and printing costs in connection with the formation of a fund and the preparation and filing of a fund's initial registration statements under the 1933 Act and 1940 Act are also paid by the adviser. Transamerica IDEX has entered into an Administrative Services Agreement ("Administrative Agreement") with Transamerica Fund Services, Inc. ("TFS") on behalf of each fund. Under the Administrative Agreement, TFS carries out and supervises all of the administrative functions of the funds and incurs expenses payable by Transamerica IDEX related to such functions. Effective January 1, 2005, Transamerica IDEX entered into an agreement wherein a fund would pay 0.02% of a fund's daily net assets for such administrative services. From July 1, 2002 to December 31, 2004 the administrator received 0.015% of a fund's daily net assets subject to a minimum fee calculated at $35,000 times the weighted average number of funds. Prior to July 1, 2002 the basis for payment of administrative fees was advisory fees less reimbursement and sub-adviser compensation.

The administrative duties of TFS with respect to each fund include: providing Transamerica IDEX with office space, telephones, office equipment and supplies; paying the compensation of Transamerica IDEX's officers for services rendered as such; supervising and assisting in preparation of annual and semi-annual reports to shareholders, notices of dividends, capital gain distributions and tax information; supervising compliance by Transamerica IDEX with the recordkeeping requirements under the 1940 Act and regulations thereunder and with the state regulatory requirements; maintaining books and records of Transamerica IDEX (other than those maintained by Transamerica IDEX's custodian and transfer agent); preparing and filing tax returns and reports; monitoring and supervising relationships with Transamerica IDEX's custodian and transfer agent; monitoring the qualifications of tax deferred retirement plans providing for investment in shares of each fund; authorizing expenditures and approving bills for payment on behalf of each fund; and providing executive, clerical and secretarial help needed to carry out its duties.

None of the funds paid any administrative services fees as they have not commenced operations.


                 CUSTODIAN, TRANSFER AGENT AND OTHER AFFILIATES

Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, 16th Floor, Boston, Massachusetts 02116, is custodian for Transamerica IDEX. The custodian is not responsible for any of the investment policies or decisions of a fund, but holds its assets in safekeeping, and collects and remits the income thereon subject to the instructions of Transamerica IDEXs.

TFS, 570 Carillon Parkway, St. Petersburg, Florida 33716, also is the transfer agent for each fund, withholding agent and dividend disbursing agent. TFS is a wholly-owned subsidiary of AUSA Holding Company and thus is an affiliate of TFAI. Each fund pays the transfer agent an annual per-account charge of $19.60 for each Open Account and $1.50 for each Closed Account. There is no new account charge.

Transaction requests should be mailed to Transamerica IDEX Mutual Funds, P.O. Box 219945, Kansas City, MO 64121-9945 or Transamerica IDEX Mutual Funds, 330 W. 9th Street, Kansas City, MO 65105 (for overnight mail).

IBT is a provider of data processing and recordkeeping services for the Transamerica IDEX transfer agent. Each fund may use another affiliate of IBT as introducing broker for certain portfolio transactions as a means to reduce expenses through a credit against transfer agency fees with regard to commissions earned by such affiliate. (See "Fund Transactions and Brokerage.")

None of the funds paid any transfer agency fees as they have not commenced operations.

                         FUND TRANSACTIONS AND BROKERAGE

Decisions as to the assignment of fund business for each of the funds and negotiation of commission rates are made by a fund's sub-adviser, whose policy is to obtain the "best execution" (prompt and reliable execution at the most favorable security price) of all fund transactions. The Investment Advisory Agreement and Investment Counsel Agreement/Sub-Advisory Agreement for each fund specifically provide that in placing portfolio transactions for a fund, the fund's sub-adviser may agree to pay brokerage commissions for effecting a securities transaction in an amount higher than another broker or dealer would have charged for effecting that transaction as authorized, under certain circumstances, by the Securities Exchange Act of 1934, as amended (the "1934 Act").

In selecting brokers and dealers and in negotiating commissions, a fund's sub-adviser may consider a number of factors, including but not limited to:

      The sub-adviser's knowledge of currently available negotiated commission rates or prices of securities and other current transaction costs;

      The nature of the security being traded;

      The size and type of the transaction;

      The nature and character of the markets for the security to be purchased or sold;

      The desired timing of the trade;

      The activity existing and expected in the market for the particular security;

      The quality of the execution, clearance and settlement services;

      Financial stability;

      The existence of actual or apparent operational problems of any broker or dealer; and

      Research products and services provided.

In recognition of the value of the foregoing factors, the sub-adviser may place portfolio transactions with a broker with whom it has negotiated a commission that is in excess of the commission another broker would have charged for effecting that transaction. This is done if the sub-adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by such broker viewed in terms of either that particular transaction or of the overall responsibilities of the sub-adviser. Research provided may include:

      Furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities;

      Furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy;

      Access to research analysts, corporate management personnel, industry experts, economists and government officials; and

      Comparative performance evaluation and technical measurement services and quotation services, and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver process or otherwise utilize information, including the research described above) that assist the sub-adviser in carrying out its responsibilities.

Most of the brokers and dealers used by the funds' sub-advisers provide research and other services described above.

A sub-adviser may use research products and services in servicing other accounts in addition to the funds. If a sub-adviser determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, a sub-adviser may allocate the costs of such service or product accordingly. The portion of the product or service that a sub-adviser determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may be a conflict of interest for a sub-adviser.

When a fund purchases or sells a security in the over-the-counter market, the transaction takes place directly with a principal market-maker without the use of a broker, except in those circumstances where better prices and executions will be achieved through the use of a broker.

A sub-adviser may place transactions for the purchase or sale of portfolio securities with affiliates of TFAI, AFSG or the sub-adviser, including InterSecurities, Inc., AEGON USA Securities, Inc. or DST Securities, Inc. A sub-adviser may place transactions if it reasonably believes that the quality of the transaction and the associated commission are fair and reasonable, and if overall the associated transaction costs, net of any credits described above under "Custodian, Transfer Agent and Other Affiliates," are equal to or lower than those that would otherwise be incurred. Under rules adopted by the SEC, Transamerica IDEX's Board of Trustees will conduct periodic compliance reviews of such brokerage allocations and review certain procedures adopted by the Board of Trustees to ensure compliance with these rules and to determine their continued appropriateness.

DIRECTED BROKERAGE

A sub-adviser to a fund, to the extent consistent with the best execution and with TFAI's usual commission rate policies and practices, may place portfolio transactions of the fund with broker/dealers with which Transamerica IDEX has established a Directed Brokerage Program. A Directed Brokerage Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the fund's portfolio transactions to the payment of operating expenses that would otherwise be borne by the fund. These commissions are not used for promoting or selling fund shares or otherwise related to the distribution of fund shares.

None of the funds paid any brokerage commissions as they have not commenced operations.

                              TRUSTEES AND OFFICERS

The Trustees and executive officers of Transamerica IDEX are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of the shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the business affairs of each fund and the operation of Transamerica IDEX by its officers. The Board also reviews the management of each fund's assets by the investment adviser and its respective sub-adviser. The Fund Complex currently consists of Transamerica IDEX, AEGON/Transamerica Series Fund, Inc. ("ATSF"), and Transamerica Income Shares, Inc. ("TIS").

Each Trustee holds office for an indefinite term until the earlier of (1) the next meeting of shareholders at which Trustees are elected and until his or her successor is elected and qualified; or (2) a Trustee resigns, is replaced or his or her term as a Trustee is terminated in accordance with Transamerica IDEX's by-laws. The executive officers are elected and appointed by the Trustees and hold office until they resign, are removed, or are otherwise disqualified to serve.

                                                   TERM OF                                               NUMBER OF
                                                  OFFICE AND                                             FUNDS IN
                                                  LENGTH OF    PRINCIPAL OCCUPATION(S) DURING PAST        COMPLEX         OTHER
 NAME, ADDRESS AND AGE            POSITION       TIME SERVED*                5 YEARS                      OVERSEEN    DIRECTORSHIPS
 ---------------------            --------       ------------                -------                      --------    -------------
INTERESTED TRUSTEES:+

Thomas P. O'Neill                  Trustee       2003-present  President, AEGON Financial Services            85           N/A
1111 North Charles Street                                      Group, Inc., Financial Institution
Baltimore, MD 21201-5574                                       Division; Director, ATSF and
(DOB 3/11/58)                                                  Transamerica Income Shares, Inc. (TIS)
                                                               (2003-present); Director, National
                                                               Aquarium of Baltimore

Brian C. Scott                     Trustee,      2002-present  Director, President and CEO, ATSF;             85           N/A
4333 Edgewood Rd. NE               President &                 Director, President & CEO,
Cedar Rapids, IA 52499             Chief                       (2002-present); Director, President &
(DOB 9/29/43)*                     Executive                   CEO, TIS (2002-present); Manager,
                                   Officer                     Transamerica Investment Management,
                                                               LLC (TIM) (2002-present); President,
                                                               Director & CEO, TFAI, Transamerica
                                                               Fund Services , Inc. (TFS)
                                                               (2001-present); CEO, Transamerica
                                                               Investors, Inc. (TII) (2003-present)

+May be deemed an "interested person" (as that term is defined in the 1940 Act) of TA IDEX because of his employment with TFAI or an affiliate of TFAI.

INDEPENDENT TRUSTEES:

                                                   TERM OF                                                NUMBER OF
                                                  OFFICE AND                                               FUNDS IN
                                                  LENGTH OF    PRINCIPAL OCCUPATION(S) DURING PAST 5       COMPLEX         OTHER
      NAME, ADDRESS AND AGE        POSITION      TIME SERVED*                 YEARS                        OVERSEEN    DIRECTORSHIPS
      ---------------------        --------      ------------                 -----                        --------    -------------
Peter R. Brown                     Chairman,     1986-present  Chairman  & Director, ATSF                     85            N/A
11180 6th Street East              Trustee                     (1986-present) and TIS (2000-present);
Treasure Island, FL 33706                                      Chairman of the Board, Peter Brown
(DOB 5/10/28)                                                  Construction Company (1963- 2000);
                                                               Rear Admiral (Ret.) U.S. Navy Reserve,
                                                               Civil Engineer Corps

Charles C. Harris                  Trustee       1994 -        Director, ATSF (1986-present) & TIS            84            N/A
2840 West Bay Drive, #215                         present      (2002-present)
Belleair Bluffs, FL  33770
(DOB 1/15/30)

Russell A. Kimball, Jr.            Trustee       2002 -        Director, ATSF (2002-present) & TIS            84            N/A
1160 Gulf Boulevard                              present       (2002-present); General Manager,
Clearwater Beach, FL 33767                                     Sheraton Sand Key Resort (1975 -
(DOB 8/17/44)                                                  present)

William W. Short, Jr.              Trustee       1986-         Director, ATSF (2000-present) & TIS            84            N/A
7882 Lantana Creek Road                          present       (2002-present); Retired CEO and
Largo, FL 33777                                                Chairman of the Board, Shorts, Inc.
(DOB 2/25/36)

Daniel Calabria                    Trustee       1996 -        Director, ATSF (2001-present) and TIS          84
7068 S. Shore Drive S.                           present       (2002-present); Trustee, Florida Tax
South Pasadena, FL 33707                                       Free Funds (1993-2004
(DOB 3/05/36)

Janice B. Case                     Trustee       2002-         Director, ATSF (2001-present) and TIS          84     Central Vermont
205 Palm Island NW                               present       (2002-present); Director, Central                     Public Service
Clearwater, FL 33767                                           Vermont Public Service Co. (Audit                     Co.;
(DOB 9/27/52)                                                  Committee); Director, Western
                                                               Electricity Coordinating Council
                                                               (Chairman, Human Resources and
                                                               Compensation Committee); Senior Vice
                                                               President, Florida Power Corporation
                                                               (1996-2000)

Jack E. Zimmerman                  Trustee       1986-         Retired Director, Regional Marketing           39            N/A
6778 Rosezita Lane                               present       of Marietta Corporation & Director of
Dayton, OH 45459                                               Strategic Planning, Martin Marietta
(DOB 2/3/28)                                                   Baltimore Aerospace

Leo J. Hill                        Trustee       2002-         Director, ATSF (2002-present) & TIS            84            N/A
2201 N. Main St.                                 present       (2002-present); Owner & President,
Gainesville, FL 32609                                          Prestige Automotive Group (2001 -
(DOB 3/27/56)                                                  present)

John W. Waechter                   Trustee       2004-         Director, ATSF (2004-present) & TIS            45            N/A
3913 Bayview Circle                              present       (2004-present); Executive Vice
Gulfport, FL 33707                                             President, Chief Financial Officer,
(DOB 2/25/52)                                                  Chief Compliance Officer, William R.
                                                               Hough & Co. (1979-present), Treasurer
                                                               The Hough Group of Funds (1993-2004)

OFFICERS:

                                                       TERM OF
                                                     OFFICE AND
                                                      LENGTH OF
                                                        TIME                    PRINCIPAL OCCUPATION(S) OR
NAME, ADDRESS** AND AGE   POSITION HELD WITH FUND      SERVED***                EMPLOYMENT DURING PAST 5 YEARS
-----------------------   -----------------------    -----------                ------------------------------
John K. Carter            Senior Vice                  1999 -      Sr. Vice President, General Counsel,  Secretary & Chief
(DOB 4/24/61)             President, General           present     Compliance Officer, ATSF and TIS (1999-present); Director,
                          Counsel, Secretary &                     Sr. Vice President, General Counsel & Secretary, TFAI
                          Chief Compliance Officer                 and TFS(2001-present); Chief Compliance Officer, TFAI
                                                                   (2004-present); Vice President, AFSG Securities Corporation
                                                                   (AFSG) (2001-present); Vice President, Secretary & Chief
                                                                   Compliance Officer, TII; Vice President, Transamerica
                                                                   Investment Services, Inc. (TISI) (2003-present) & TIM
                                                                   (2001-present);

Kim D. Day                Senior Vice President,       2002 -      Sr. Vice President, Treasurer & Chief Financial Officer, ATSF
(DOB 8/2/55)              Treasurer & Chief            present     and TIS (2003-present(; Sr. Vice President & Treasurer, TFAI and
                          Financial                                Officer TFS (2002-present); Director & Vice President, AFSG
                                                                   (2004-present); Vice President, TIM (2001-present); TISI &
                                                                   TII (2003-present)

* Trustees serve an indefinite term until his/her successor is elected or (in some cases) until he/she reaches the mandatory retirement age.

** The business address of each officer is 570 Carillon Parkway, St. Petersburg, FL 33716. No officer of Transamerica IDEX, except for the Chief Compliance Officer, receives any compensation paid by TA IDEX.

***Elected and serves at the pleasure of the Board of Trustees of TA IDEX.

COMMITTEES OF THE BOARD

The Trustees are responsible for major decisions relating to each fund's objective, policies and techniques. They review investment decisions, although they do not actively participate on a regular basis in making such decisions. The Board of Trustees has eight standing committees that each perform specialized functions: an Audit, Nominating, Valuation, Valuation Oversight, Governance, Contract Renewal, Compensation and Proxy Voting Committees.

                                                                                                                       NUMBER OF
                                                                                                                        MEETINGS
                                                                                                                         HELD
                                                                                                                      DURING LAST
      COMMITTEE                                  FUNCTIONS                                        MEMBERS             FISCAL YEAR
      ---------                                  ---------                                        -------             -----------
AUDIT                  Review the financial reporting process, the system of           Peter Brown, Chairman; Janice       4
                       internal control, the audit process, and the Transamerica       Case; Charles Harris; Daniel
                       IDEX process for monitoring compliance with investment          Calabria; Leo Hill; John
                       restrictions and applicable laws and the Transamerica IDEX      Waechter & William Short, Jr.
                       Code of Ethics.

NOMINATING             The Nominating Committee operates under a written charter.      Peter Brown, Chairman; Daniel       2
                       The Nominating Committee nominates and evaluates                Calabria; Charles Harris; &
                       Independent Trustee candidates. The Nominating Committee        William Short, Jr.
                       meets periodically, as necessary, and met twice during TA
                       IDEX's most recently completed fiscal year. While the
                       Nominating Committee is solely responsible for the
                       selection and nomination of potential candidates to serve
                       on the Board, the Nominating Committee may consider
                       nominations from shareholders of the Funds. Shareholders
                       may submit for the Nominating Committee's consideration,
                       recommendations regarding potential nominees for service
                       on the Board. Each eligible shareholder or shareholder
                       group may submit no more than one nominee each calendar
                       year.

                       In order for the Nominating Committee to consider shareholder submissions, the following requirements, among others, must be satisfied regarding the nominee:
                       the nominee must satisfy all qualifications provided in TA IDEX's organizational documents, including qualification as a possible Independent Director/Trustee if the nominee is to serve in that capacity; the nominee may not be the nominating shareholder, a member of the nominating shareholder group or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group; neither the nominee nor any member of the nominee's immediate family may be currently employed or employed within the year prior to the nomination by any nominating shareholder entity or entity in a nominating shareholder group; neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee's name was submitted, during the immediately preceding calendar year, or during the year when the nominee's name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group; the nominee may not be an executive officer, director/trustee or person fulfilling similar functions of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group;
                       the nominee may not control the nominating shareholder or any member of the nominating shareholder group (or, in the case of a holder or member that is a fund, an interested person of such holder or member as defined by
                       Section 2(a)(19) of the 1940 Act); and a shareholder or shareholder group may not submit for consideration a nominee which has previously been considered by the Nominating Committee.

                       In addition, in order for the Nominating Committee to consider shareholder submissions, the following requirements must be satisfied regarding the shareholder or shareholder group submitting the proposed nominee: any shareholder or shareholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of a Fund's (or a series thereof) securities that are eligible to vote both at the time of submission of the nominee and at the time of the Board member election (each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination); in addition, such securities must continue to be held through the date of the meeting and the nominating shareholder or shareholder group must also bear the economic risk of the investment; and the nominating shareholder or shareholder group must also submit a certification which provides the number of shares which the person or group has (a) sole power to vote or direct the vote, (b) shared power to vote or direct the vote, (c) sole power to dispose or direct the disposition of such shares, and (d) shared power to dispose or direct the disposition of such shares (in addition the certification shall provide that the shares have been held continuously for at least two years).

                       In assessing the qualifications of a potential candidate for membership on the Board, the Nominating Committee may
                       consider the candidate's potential contribution to the
                       operation of the Board and its committees, and such other
                       factors as it may deem relevant.

COMPENSATION           Reviews compensation arrangements for each Trustee              Janice Case and Charles             0
                                                                                       Harris, Co-Chairs;  Peter
                                                                                       Brown; Daniel Calabria;
                                                                                       Russell Kimball; Leo Hill;
                                                                                       William Short, Jr.; & Jack
                                                                                       Zimmerman

VALUATION OVERSIGHT    Oversee the process by which the funds calculate their net      Leo Hill, Chairman; Charles         0
                       asset value to verify consistency with the funds' valuation     Harris; William Short, Jr.
                       policies and procedures, industry guidance, interpretative positions issued by the SEC and its staff, and industry best practices.

                       Determines the value of any of the fund's securities and        Certain officers of                14
VALUATION              assets for which market quotations are not readily available    Transamerica IDEX and TFAI,
                       or for which valuation cannot otherwise be provided             who serve at the pleasure of
                                                                                       the Board of Trustees

PROXY VOTING           Provides the Fund's consent to vote in matters where the        Janice Case, Chairperson;           0
                       Adviser or Sub-Adviser seeks such consent because of a          William Short; Leo Hill
                       conflict of interest that arises in connection with a
                       particular vote, or for other reasons.  The Proxy Committee also may review the Adviser's and each Sub-Adviser's proxy voting policies and procedures in lieu of submission of the policies and procedures to the entire Board for approval.

GOVERNANCE             Provide oversight responsibilities and monitor certain          Daniel Calabria, Chairman;          0
                       issues, in consultation with the Chief Compliance Officer and   William Short, Jr.; Russell
                       independent directors' counsel, that affect the duties of       Kimball, Jr.
                       independent members of the Board

CONTRACT RENEWAL       Reviews contracts between or among the funds and their          Russell Kimball, Jr.,               0
                       service providers.  Oversight responsibilities for the          Chairman; Daniel Calabria;
                       process of evaluating new contracts, reviewing existing         Janice Case
                       contracts on a periodic basis and make recommendations to the
                       Board with respect to any contracts affecting the funds.

TRUSTEE OWNERSHIP OF EQUITY SECURITIES

The table below gives the dollar range of shares of Transamerica IDEX, as well as the aggregate dollar range of shares of all funds advised and sponsored by TFAI (collectively, the "Fund Complex"), owned by each Trustee as of December 31, 2004:


                                                                          AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                                          DOLLAR RANGE OF EQUITY         REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEES
 NAME OF TRUSTEE                          SECURITIES IN THE FUNDS                  IN FAMILY OF INVESTMENT COMPANIES
 ---------------                          -----------------------                  ---------------------------------
Peter R. Brown                                 Over $100,000                                  Over $100,000
Daniel Calabria (1)                            Over $100,000                                  Over $100,000
Janice B. Case                                      -0-                                            -0-
Charles C. Harris (1)                          Over $100,000                                  Over $100,000
Leo J. Hill (1)                                Over $100,000                                  Over $100,000
Russell A. Kimball, Jr. (1)                    Over $100,000                                  Over $100,000
Thomas P. O'Neill*                                  -0-                                            -0-
Brian C. Scott*                                Under 100,000                                  Under 100,000
William W. Short, Jr.                          Over $100,000                                  Over $100,000
Jack E. Zimmerman                              Over $100,000                                  Over $100,000
John W. Waechter                                    N/A                                            N/A

------------------
* Interested Trustees as defined in the 1940 Act due to employment with an TFAI affiliate.

(1) A portion of the dollar range of equity securities in Transamerica IDEX for this Trustee consists of allocations made under Transamerica IDEX's deferred compensation plan. The deferred compensation amounts are based on the value of Class A shares of Transamerica IDEX elected by such Trustee (without the imposition of the sales charge).'

CONFLICTS OF INTEREST

The following table sets forth information as of December 31, 2004 about securities owned beneficially or of record by each Independent Trustee or members of his or her immediate family, representing interests in the Investment Adviser, sub-advisers or Distributor of Transamerica IDEX, or any person controlling, controlled by or under common control with such persons. For this purpose, "immediate family member" includes the Trustee's spouse, children residing in the Trustee's household and dependents of the Trustee.


                                 NAME OF OWNERS AND                            TITLE OF     VALUE-OF        PERCENT OF
  NAME OF TRUSTEE             RELATIONSHIPS TO TRUSTEE         COMPANY          CLASS      SECURITIES         CLASS
  ---------------             ------------------------         -------          -----      ----------         -----
Peter R. Brown                 Marina D. Brown, Spouse         TA IDEX             A       $1-$10,000      Less than 1%
Charles C. Harris              Mary A. Harris, Spouse          TA IDEX             T       $1-$10,000      Less than 1%
Russell A. Kimball, Jr.        Martha A. Kimball, Spouse       N/A                N/A         N/A              N/A
William W. Short, Jr.          Joyce J. Short, Spouse          TA IDEX             A       $1-$10,000      Less than 1%
Daniel Calabria                N/A                             N/A                N/A         N/A              N/A
Janice B. Case                 N/A                             N/A                N/A         N/A              N/A
Leo J. Hill                    N/A                             N/A                N/A         N/A              N/A
Jack E. Zimmerman              Patricia A. Zimmerman,          TA IDEX             A     Over $100,000     Less than 1%
                               Spouse
John W. Waechter               N/A                             N/A                N/A         N/A              N/A

Disinterested Trustees receive for each regular Board meeting: (a) a total annual retainer fee of $20,000 from Transamerica IDEX, of which the funds pay a pro rata share allocable to each fund based on the relative assets of the fund; plus (b) $4,000 and incidental expenses per meeting attended. The Chairman of the Board also receives an additional retainer of $30,000 per year. Each Audit Committee member receives a total of $3,000 per Audit Committee meeting attended in addition to the regular meetings attended; the Audit Committee chairperson receives an additional supplemental attendance fee of $1,000. In the case of a Special Board Meeting, each of the Disinterested Trustees receives a fee of $2,500 plus incidental expenses per special meeting attended, in addition to the regular meetings attended. Any fees and expenses paid to Trustees who are affiliates of TFAI or AFSG are paid by TFAI and/or AFSG and not by the funds.

Commencing on January 1, 1996, a non-qualified deferred compensation plan (the "Plan") became available to Trustees who are not interested persons of Transamerica IDEX. Under the Plan, compensation may be deferred that would otherwise be payable by the Transamerica IDEX and/or ATSF, to a Disinterested Trustee or Director on a current basis for services rendered as Trustee or Director. Deferred compensation amounts will accumulate based on the value of Class A shares of a fund (without imposition of sales charge), as elected by the Trustee. It is not anticipated that the Plan will have any material impact on the funds.

The following table provides compensation amounts paid to Disinterested Trustees of Transamerica IDEX for the fiscal year ended October 31, 2004.

                               COMPENSATION TABLE


                                                      AGGREGATE
                                                  COMPENSATION FROM        PENSION OR RETIREMENT      TOTAL COMPENSATION PAID TO
                                                  TRANSAMERICA IDEX       BENEFITS ACCRUED AS PART        TRUSTEES FROM FUND
 NAME OF PERSON, POSITION                           MUTUAL FUNDS(1)            FUND EXPENSES                   COMPLEX(2)
 ------------------------                           ---------------            -------------                   ----------
Peter R. Brown, Trustee                               $ 71,000.00                $         -                  $  155,375.00
Daniel Calabria, Trustee                              $ 57,000.00                $ 41,333.33                  $  125,875.00
Janice Case, Trustee                                  $ 66,000.00                $         -                  $  134,875.00
Charles C. Harris, Trustee                            $ 66,000.00                $ 13,200.00                  $  144,375.00
Leo Hill, Trustee                                     $ 54,000.00                $ 20,400.00                  $  131,875.00
Russell Kimball, Trustee                              $ 48,500.00                $ 48,500.00                  $  121,375.00
William W. Short, Jr., Trustee                        $ 66,000.00                $         -                  $  143,875.00
Jack E. Zimmerman, Trustee                            $ 48,500.00                $         -                  $   48,500.00
                                                      -----------                -----------                  -------------

John W. Waechter(3)                                   $         -                $         -                  $           -
                                                      -----------                -----------                  -------------
                                Total:                $477,000.00                $123,433.33                  $1,006,125.00
                                                      ===========                ===========                  =============

(1) Of this aggregate compensation, the total amounts deferred (including earnings) and accrued for the benefit of the participating Trustees for the year ended October 31, 2004 were as follows: Peter R. Brown, $394; Daniel Calabria, $41,406; William W. Short, Jr., $0; Charles Harris, $13,200; Russell A. Kimball, Jr., $52,177; Janice B. Case, $0; Leo J. Hill, $22,722; and Jack E. Zimmerman, $0.

(2) The Fund Complex currently consists of Transamerica IDEX, ATSF, TIS and TIF.

(3) Mr. Waechter did not become a Trustee until February 25, 2005.

The Board of Trustees adopted a policy whereby any Disinterested Trustee of Transamerica IDEX, who held office on September 1, 1990 and had served at least three years as a trustee may have, subject to certain limitations, elected upon his resignation to serve as a trustee emeritus for a period of two years. A trustee emeritus has no authority, power or responsibility with respect to any matter of Transamerica IDEX. While serving as such, a trustee emeritus is entitled to receive from Transamerica IDEX an annual fee equal to one-half the fee then payable per annum to Disinterested Trustees of Transamerica IDEX, plus reimbursement of expenses incurred for attendance at Board meetings.

During the fiscal year ended October 31, 2004, Transamerica IDEX paid $510,618 in trustees' fees and expenses and $0 trustee emeritus fees or expenses. As of December 31, 2004, the trustees and officers held in the aggregate.

           SHAREHOLDER COMMUNICATION PROCEDURES WITH BOARD OF TRUSTEES

The Board of Trustees (the "Board") of the Fund has adopted these procedures by which shareholders of the Fund may send written communications to the Board. Shareholders may mail written communications to the Board, addressed to the care of the Secretary of the Fund ("Secretary"), as follows:

                             Board of Trustees
                             Transamerica IDEX Mutual Funds
                             c/o Secretary
                             570 Carillon Parkway
                             St. Petersburg, Florida 33716

Each shareholder communication must (i) be in writing and be signed by the shareholder, (ii) identify the underlying portfolio of the Fund to which it relates, and (iii) identify the class (if applicable) held by the shareholder.. The Secretary is responsible for collecting, reviewing and organizing all properly submitted shareholder communications. Except as provided in Section 4 and 5 below, with respect to each properly submitted shareholder communication, the Secretary shall either (i) provide a copy of the communication to the Board at the next regularly scheduled Board meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because the communication (i) does not reasonably relate to the Fund or its operation, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund, or (ii) is ministerial in nature (such as a request for Fund literature, share data or financial information).

                          NET ASSET VALUE DETERMINATION

The price at which shares are purchased or redeemed is the NAV that is next calculated following receipt and acceptance of a purchase order in good order or receipt of a redemption order in good order by the fund or an authorized intermediary.

When Share Price is Determined

The NAV of all funds is determined on each day the New York Stock Exchange ("NYSE") is open for business. The NAV is not determined on days when the NYSE is closed (generally New Years Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a fund does not price its shares (therefore, the NAV of a fund holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the funds).

Purchase orders received in good order and accepted and redemption orders received in good order before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the share price determined at the close of the NYSE that day (plus or minus applicable sales charges and/or redemption fees). Purchase and redemption requests received after the NYSE is closed receive the share price at the close of the NYSE the next day the NYSE is open. Purchase and redemption requests by telephone are deemed received when the telephone call is received.

Orders for shares of the TA IDEX Asset Allocation funds and corresponding orders for the TA IDEX underlying funds in which they invest are priced on the same day when orders for shares of the TA IDEX Asset Allocation Funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the TA IDEX Asset Allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding TA IDEX underlying funds on the same day, so that both orders generally will receive a day's NAV.

How NAV is Determined

The NAV per share of each fund (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the fund (or class) that are then outstanding.

In general, securities and other investments are valued at market value when market quotations are readily available. Securities traded on NASDAQ are valued at NASDAQ Official Closing Price ("NOCP"). Securities traded on a domestic securities exchange are valued at the last sale price on that exchange on the day the valuation is made. If no sale is reported, the mean of the last bid and asked prices is used. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are value based on quotations from the primary market in which they are traded, and are converted from local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades, that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with funds' valuation procedures. Fair value determination can also involve reliance on quantitative models employed by a fair pricing service. There can be no assurance that a fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV per share.


                               PURCHASE OF SHARES

Class A shares of Transamerica IDEX in this prospectus are offered for investment to the following Transamerica IDEX strategic asset allocation funds:
TA IDEX Asset Allocation - Conservative Portfolio, TA IDEX Asset Allocation - Growth Portfolio, TA IDEX Asset Allocation - Moderate Growth Portfolio and TA IDEX Asset Allocation - Moderate Portfolio. In addition, they are offered to the following strategic asset allocation funds of AEGON/Transamerica Series Fund, Inc. ("ATSF"): ATSF Asset Allocation - Conservative Portfolio, ATSF Asset Allocation - Growth Portfolio, ATSF Asset Allocation - Moderate Growth Portfolio and ATSF Asset Allocation - Moderate Portfolio. Class A shares are subject to a front-end sales charge and distribution and service fees under a plan of distribution adopted pursuant to Rule 12b-1. These charges are waived for the funds offered in this SAI and its accompanying prospectus.

                              REDEMPTION OF SHARES

Shareholders may redeem their shares at any time at a price equal to the net asset value per share next determined following receipt of a valid redemption order by the transfer agent, in proper form. Payment will ordinarily be made within three business days of the receipt of a valid redemption order. The value of shares on redemption may be more or less than the shareholder's cost, depending upon the market value of the fund's net assets at the time of redemption.

Shares will normally be redeemed for cash, although each fund retains the right to redeem its shares in kind under unusual circumstances in order to protect the interests of the remaining shareholders by the delivery of securities selected from its assets at its discretion. Transamerica IDEX has, however, elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which a fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Net Asset Value Determination," and such valuation will be made as of the same time the redemption price is determined. Upon any distributions in kind, shareholders may appeal the valuation of such securities by writing to Transamerica IDEX.

Redemption of shares may be suspended, or the date of payment may be postponed, whenever: (1) trading on the Exchange is restricted, as determined by the SEC, or the Exchange is closed (except for holidays and weekends); (2) the SEC permits such suspension and so orders; or (3) an emergency exists as determined by the SEC so that disposal of securities and determination of net asset value is not reasonably practicable.


                                      TAXES

Each fund has qualified, and expects to continue to qualify, for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for that treatment, a fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income ("Distribution Requirement") and must meet several additional requirements. With respect to each fund, these requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of a fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities that, with respect to any one issuer, do not exceed 5% of the value of the fund's total assets and that do not represent more than 10% of the outstanding voting securities of the issuer; and (3) at the close of each quarter of a fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer. If each fund qualifies as a regulated investment company and distributes to its shareholders substantially all of its net income and net capital gains, then each fund should have little or no income taxable to it under the Code. Shareholders of a regulated investment company generally are required to include these distributions as ordinary income, to the extent the distributions are attributable as the RICs investment income, net short-term capital gain, and certain net realized foreign exchange gains, or as capital gains, to the extent of the RICs net capital gain (i.e., net long-term capital gains over net short-term capital losses). (See, however, the discussion of TA IDEX Federated Tax Exempt, below.) If a fund fails to qualify as a regulated investment company, the fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to its shareholders will constitute ordinary dividend income to the extent of the fund's available earnings and profits.

A fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gains net income for the one-year period ending on October 31 of that year, plus certain other amounts. Each fund intends to distribute annually a sufficient amount of any taxable income and capital gains so as to avoid liability for this excise tax.

Tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the funds are generally taxed to individual taxpayers:

- Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

- Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

- A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

- Distributions of earnings from non-qualifying dividends interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

Upon the sale or other disposition of fund shares, or upon receipt of a distribution in complete liquidation of a fund, a shareholder usually will realize a capital gain or loss. This loss may be long-term or short-term, generally depending upon the shareholder's holding period for the shares. For tax purposes, a loss will be disallowed on the sale or exchange of shares if the disposed of shares are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days. The 61 day time window begins 30 days before and ends 30 days after the date of the sale or exchange of such shares. Should a disposition fall within this 61 day window, the basis of the acquired shares will be adjusted to reflect the disallowed loss. Any loss realized by the shareholder on its disposition of fund shares held by the shareholder for six months or less, will be treated as a long term capital loss, to the extent of any distributions of net capital gains deemed received by the shareholder, with respect to such shares.

Dividends and interest received by a fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. However, tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes. In addition, many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors and most U.S. Tax conventions preclude the imposition of such taxes.

Each fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive; or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of that stock (collectively, "PFIC income"), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders. If such a tax is imposed on a fund, the balance of the PFIC income will be included in the fund's investment company taxable income and, accordingly, will not be taxable to the fund to the extent that the income is distributed to its shareholders. If a fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gains over net short-term capital losses). This income inclusion is required even if the PFIC does not distribute such income and gains to the fund, and the amounts so included would be subject to the Distribution Requirement described above. In many instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof. Distributions from a PFIC are not eligible for the reduced rate of tax on "qualifying dividends." In addition, another election may be available that would involve marking to market a fund's PFIC stock at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized as of such date although any such gains will be ordinary income rather than capital gain. If this election were made, tax at the fund level under the excess distribution rules would be eliminated, but a fund could incur nondeductible interest charges. A fund's intention to qualify annually as a regulated investment company may limit a fund's ability to make an election with respect to PFIC stock. Options, Futures and Forward Contracts and Swap Agreements -- Certain options, futures contracts, and forward contracts in which a fund may invest may be "Section 1256 contracts." Gains or losses on
Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also,
Section 1256 contracts held by a fund at the end of each taxable year (and at certain other times as prescribed pursuant to the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

Generally, the hedging transactions undertaken by a fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a fund. In addition, losses realized by a fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, swap agreements and other financial contracts to a fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a fund which is taxed as ordinary income when distributed to shareholders.

A fund may make one or more of the elections available under the Code which are applicable to straddles. If a fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Because only a few regulations regarding the treatment of swap agreements, and related caps, floors and collars, have been implemented, the tax consequences of such transactions are not entirely clear. Transamerica IDEXs intend to account for such transactions in a manner deemed by them to be appropriate, but the Internal Revenue Service might not necessarily accept such treatment. If it did not, the status of a fund as a regulated investment company might be affected.

The requirements applicable to a fund's qualification as a regulated investment company may limit the extent to which a fund will be able to engage in transactions in options, futures contracts, forward contracts, swap agreements and other financial contracts.

Under the recently enacted tax law, certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to a "qualifying dividend," to instead be taxed as the rate of tax applicable to ordinary income.

Market Discount -- If a fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase amount is "market discount." If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the fund in each taxable year in which the fund owns an interest in such debt security and receives a principal payment on it. In particular, the fund will be required to allocate that principal payment first to a portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."

Original Issue Discount -- Certain debt securities acquired by the funds may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by a fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies.

Some debt securities may be purchased by the funds at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

Constructive Sales -- These rules may affect timing and character of gain if a fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the fund enters into certain transactions in property while holding substantially identical property, the fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the fund's holding period and the application of various loss deferral provisions of the Code.

Foreign Taxation -- Income received by a fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

The payment of such taxes will reduce the amount of dividends and distributions paid to the fund's shareholders. So long as a fund qualifies as a regulated investment company, certain distribution requirements are satisfied, and more than 50% of such fund's assets at the close of the taxable year consists of securities of foreign corporations, the fund may elect, subject to limitation, to pass through its foreign tax credits to its shareholders.

Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on "qualifying dividends."

Foreign Currency Transactions -- Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that a fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a fund's investment company taxable income to be distributed to its shareholders as ordinary income.

The treatment of income dividends and capital gains distributions by a fund to shareholders under the various state income tax laws may not parallel that under the federal law. Qualification as a regulated investment company does not involve supervision of a fund's management or of its investment policies and practices by any governmental authority.

                             PRINCIPAL SHAREHOLDERS

Class A shares of the Funds did not commence operations until March 1, 2005, therefore there are no principal shareholders to report.

                                  MISCELLANEOUS

ORGANIZATION

Each fund is a series of Transamerica IDEX, a Massachusetts business trust that was formed by a Declaration of Trust dated January 7, 1986. The Trust currently is governed by a Restatement of Declaration of Trust ("Declaration of Trust") dated as of August 30, 1991.

On September 20, 1996 in a tax-free reorganization, TA IDEX Janus Growth (formerly IDEX II Growth Fund) acquired all of the assets and assumed all of the liabilities of IDEX Fund and IDEX Fund 3 in exchange for Class T shares of IDEX Janus Growth which were then distributed on a pro rata basis to the respective shareholders of IDEX Fund and IDEX Fund 3. Upon closing of the reorganization, IDEX II Series Fund changed its name to IDEX Series Fund. IDEX Series Fund became IDEX effective March 1, 1999. Effective March 1, 2004, IDEX Mutual Funds changed its name to Transamerica IDEX Mutual Funds.

TA IDEX will hold a special meeting of shareholders for the purposes of approving, among other things, reorganizing TA IDEX from a Massachusetts business trust to a Delaware statutory trust. Should shareholders of TA IDEX approve this reorganization, funds that have been formed as part of the Delaware statutory trust and which are identical to the current funds, will assume the assets and liabilities of the current funds and the Delaware statutory trust will assume the registration statement of the Massachusetts business trust. The name will remain Transamerica IDEX Mutual Funds.


SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits Transamerica IDEX to issue an unlimited number of shares of beneficial interest. Shares of Transamerica IDEX are fully paid and nonassessable when issued. Shares of Transamerica IDEX have no preemptive, cumulative voting, conversion or subscription rights. Shares of Transamerica IDEX are fully transferable but Transamerica IDEX is not bound to recognize any transfer until it is recorded on the books.

The Declaration of Trust provides that each of the Trustees will continue in office until the termination of the Trust or his earlier death, resignation, bankruptcy or removal. A meeting will be called for the election of trustees upon the written request of holders of 10% or more of the outstanding Transamerica IDEX shares. Vacancies may be filled by a majority of the remaining trustees, subject to certain limitations imposed by the 1940 Act. Therefore, it is not anticipated that annual or regular meetings of shareholders normally will be held, unless otherwise required by the Declaration of Trust or the 1940 Act. Subject to the foregoing, shareholders have the power to vote for the election and removal of trustees, to terminate or reorganize Transamerica IDEX, to amend the Declaration of Trust, on whether to bring certain derivative actions and on any other matters on which a shareholder vote is required by the 1940 Act, the Declaration of Trust, the Transamerica IDEX bylaws, or at the request of the Trustees.

INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 101 E. Kennedy Blvd., Suite 1500, Tampa, Florida 33602-4319 serves as independent registered certified public accounting firm for Transamerica IDEX.

CODES OF ETHICS

Transamerica IDEX, TFAI, each sub-adviser and AFSG each have adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of Transamerica IDEX, TFAI, a sub-adviser and AFSG from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the funds (which may also be held by persons subject to a code). There can be no assurance that the codes will be effective in preventing such activities.

PROXY VOTING POLICIES AND PROCEDURES

As detailed in the Transamerica IDEX Proxy Voting Policies and Procedures below, Transamerica IDEX uses the proxy voting policies and procedures of the sub-advisers to determine how to vote proxies relating to securities held by the Transamerica IDEX funds. The proxy voting policies and procedures of TFAI and each sub-adviser are attached hereto as Appendix A.

Transamerica IDEX files SEC Form N-PX, with the complete proxy voting records of the funds for the 12 months ended June 30th, no later than August 31st of each year. The first filing of Form N-PX was made on August 31, 2004, for the 12 month-period ending June 30 2004. The Form is available without charge: (1) from Transamerica IDEX, upon request by calling 1-888-233-4339; and (2) on the SEC's website at www.sec.gov.


                             PERFORMANCE INFORMATION

The prospectus contains a brief description of how performance is calculated. The following sections describe how performance data is calculated in greater detail. Performance is not included for the funds as they commenced operations on November 1, 2004. Performance information will be presented after the funds have been in operation for one complete calendar year.

Average Annual Total Return Quotation

Quotations of average annual total return for a particular class of shares of a fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the fund over periods of 1, 5, and 10 years. These are the average annual compounded rates of return that would equate the initial amount invested to the ending redeemable value. These rates of return are calculated pursuant to the following formula:


                                 P(1 + T)n = ERV
 Where:
              P =     a hypothetical initial payment of $1,000,
              T =     the average annual total return,
              n =     the number of years, and

              ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

Average Annual Total Return (After Taxes on Distributions) Quotation

Each fund may, from time to time, include "total return after taxes on distributions" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a fund over periods of 1, 5 and 10 years (up to the life of the fund), calculated pursuant to the following formula which is prescribed by the SEC:

                                P(1 + T)n = ATVD

Where:
    P = a hypothetical initial payment of $1,000, T = the average annual total return (after taxes on distributions), n = the number of years, and
AT VD = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemptions.

All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The calculations do not consider any potential tax liabilities other than federal tax liability.

From time to time, a fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the fund from the beginning date of the measuring period. These figures reflect changes in the price of the fund's shares and assume that any income dividends and/or capital gains distributions made by the fund during the period were reinvested in shares of the fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the fund's operations, or on a year-by-year basis).

Average Annual Total Return (After Taxes on Distributions and Redemption) Quotation

Each fund may, from time to time, include "total return after taxes on distributions and redemption" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions and redemption will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a fund over periods of 1, 5 and 10 years (up to the life of the fund), calculated pursuant to the following formula which is prescribed by the SEC:

                                           P(1 + T)n = ATV DR

Where:
     P = a hypothetical initial payment of $1,000, T = the average annual total return (after taxes on distributions), n = the number of years, and
ATV DR = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The ending value is determined by subtracting capital gain taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. The calculations do not consider any potential tax liabilities other than federal tax liability.

From time to time, a fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the fund from the beginning date of the measuring period. These figures reflect changes in the price of the fund's shares and assume that any income dividends and/or capital gains distributions made by the fund during the period were reinvested in shares of the fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the fund's operations, or on a year-by-year basis).

The current yield for a particular class of shares is computed in accordance with a standardized method prescribed by rules of the SEC. The yield is computed by dividing the fund's investment income per share earned during a particular 30-day base period (including dividends, if any and interest earned, minus expenses excluding reductions for affiliated brokerage and custody earnings credits accrued during the period) by the maximum offering price per share on the last day of the base period and then annualizing the result. Information is not included for the funds at this time, as they became effective November 1, 2004.

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The tax equivalent yield is computed by dividing that portion of the yield (as computed above) which is tax-exempt by one minus an assumed tax rate of 28% and adding the product to that portion, if any, of the fund's yield that is not tax-exempt. The funds' shares became available November 1, 2004, so no information is included.

                              FINANCIAL STATEMENTS

Financial statements for the funds are not included in this SAI, as Class A shares of these funds commenced operations after TA IDEX's fiscal year end of October 31, 2004.

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                                   APPENDIX A

TRANSAMERICA IDEX PROXY VOTING POLICIES AND PROCEDURES - ADOPTED EFFECTIVE JUNE 10, 2003.

I. STATEMENT OF PRINCIPLE

Transamerica IDEX seeks to assure that proxies received by the funds are voted in the best interests of the funds' stockholders and have accordingly adopted these procedures.

II. DELEGATION OF PROXY VOTING/ADOPTION OF ADVISER AND SUB-ADVISER POLICIES

Each fund delegates the authority to vote proxies related to portfolio securities to Transamerica Fund Advisors, Inc. (the "Adviser"), as investment adviser to Transamerica IDEX, which in turn delegates proxy voting authority for most portfolios of Transamerica IDEX to the sub-adviser retained to provide day-to-day portfolio management for that fund. The Board of Trustees of Transamerica IDEX adopts the proxy voting policies and procedures of the adviser and sub-advisers as the proxy voting policies and procedures that will be used by each of these respective entities when exercising voting authority on behalf of Transamerica IDEX.

III. PROXY COMMITTEE

The Board of Trustees of Transamerica IDEX has appointed a committee of the Board (the "Proxy Committee") for the purpose of providing the funds' consent to vote in matters where the adviser or sub-adviser seeks such consent because of a conflict of interest that arises in connection with a particular vote, or for other reasons. The Proxy Committee also may review the adviser's and each sub-adviser's proxy voting policies and procedures in lieu of submission of the policies and procedures to the entire Board for approval.

IV. ANNUAL REVIEW OF PROXY VOTING POLICIES OF ADVISER AND SUB-ADVISERS

The Board of Trustees of Transamerica IDEX or the Proxy Committee of Transamerica IDEX will review on an annual basis the proxy voting policies of the adviser and sub-advisers applicable to Transamerica IDEX.

TRANSAMERICA FUND ADVISORS, INC.

PROXY VOTING POLICIES AND PROCEDURES ("TFAI PROXY POLICY")

PURPOSE. The TFAI Proxy Policy is adopted in accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the "Advisers Act") and TFAI's fiduciary and other duties to its clients. The purpose of the TFAI Proxy Policy is to ensure that where TFAI exercises proxy voting authority with respect to client securities it does so in the best interests of the client, and that Sub-Advisers (as defined below) to TFAI clients exercise voting authority with respect to TFAI client securities in accordance with policies and procedures adopted by the Sub-Advisers under Rule 206(4)-6 and approved by the TFAI client.

TFAI'S ADVISORY ACTIVITIES. TFAI acts as investment adviser to Transamerica IDEX Mutual Funds, Transamerica Income Shares, Inc., Transamerica Index Funds, Inc. and AEGON/Transamerica Series Fund, Inc. (collectively, the "Funds"). For most of the investment portfolios comprising the Funds, TFAI has delegated day-to-day management of the portfolio, including the authority to buy, sell, or hold securities in the portfolio and to exercise proxy voting authority with respect to those securities, to one or more investment sub-advisers, pursuant to sub-advisory agreements entered into between TFAI and each sub-adviser (each, a "Sub-Adviser" and collectively, the "Sub-Advisers") and approved by the Board of Trustees/Directors/Managers of the client Fund (the "Board"). TFAI serves as a "manager of managers" with respect to the Sub-Advisers and monitors their activities in accordance with the terms of an exemptive order granted by the Securities and Exchange Commission (Release No. IC-23379, August 5, 1998).

SUMMARY OF THE TFAI PROXY POLICY. TFAI delegates the responsibility to exercise voting authority with respect to securities held in the Funds' portfolios for which one or more Sub-Advisers has been retained to the Sub-Adviser(s) for each such portfolio, in accordance with each applicable Sub-Adviser Proxy Policy (as defined below). TFAI will collect and review each Sub-Adviser Proxy Policy, together with a certification from the Sub-Adviser that the Sub-Adviser Proxy Policy complies with Rule 206(4)-6, and submit these materials to the Board for approval. In the event that TFAI is called upon to exercise voting authority with respect to client securities, TFAI generally will vote in accordance with the

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

recommendation of Institutional Shareholder Services, Inc. ("ISS") or another qualified independent third party, except that if TFAI believes the recommendation would not be in the best interest of the relevant portfolio and its shareholders, TFAI will consult the Board of the relevant Fund (or a Committee of the Board) and vote in accordance with instructions from the Board or Committee.

DELEGATION OF PROXY VOTING AUTHORITY TO SUB-ADVISERS. TFAI delegates to each Sub-Adviser the responsibility to exercise voting authority with respect to securities held by the portfolio(s), or portion thereof, managed by the Sub-Adviser. Each Sub-Adviser is responsible for monitoring, evaluating and voting on all proxy matters with regard to investments the Sub-Adviser manages for the Funds in accordance with the Sub-Adviser's proxy voting policies and procedures adopted to comply with Rule 206(4)-6 (each, a "Sub-Adviser Proxy Policy" and collectively, the "Sub-Adviser Proxy Policies").

ADMINISTRATION, REVIEW AND SUBMISSION TO BOARD OF SUB-ADVISER PROXY POLICIES - APPOINTMENT OF PROXY ADMINISTRATOR. TFAI will appoint an officer to be responsible for collecting and reviewing the Sub-Adviser Proxy Policies and carrying out the other duties set forth herein (the "Proxy Administrator").

INITIAL REVIEW. On or before July 1, 2003, the Proxy Administrator will collect from each Sub-Adviser:

-     its Sub-Adviser Proxy Policy;

- a certification from the Sub-Adviser that (i) its Sub-Adviser Proxy Policy is reasonably designed to ensure that the Sub-Adviser votes client securities in the best interest of clients, and that the Sub-Adviser Proxy Policy includes an explanation of how the Sub-Adviser addresses material conflicts that may arise between the Sub-Adviser's interests and those of its clients, (ii) the Sub-Adviser Proxy Policy has been adopted in accordance with Rule 206(4)-6, and (iii) the Sub-Adviser Proxy Policy complies the terms of Rule 206(4)-6; and

- a summary of the Sub-Adviser Proxy Policy suitable for inclusion in the client Fund's registration statement, in compliance with Item 13(f) of Form N-1A, and a certification to that effect.

- The Proxy Administrator will review each Sub-Adviser Proxy Policy with a view to TFAI making a recommendation to the Board. In conducting its review, TFAI recognizes that the Securities and Exchange Commission has not adopted specific policies or procedures for advisers, or provided a list of approved procedures, but has left advisers the flexibility to craft policies and procedures suitable to their business and the nature of the conflicts they may face. As a consequence, Sub-Adviser Proxy Policies are likely to differ widely. Accordingly, the Proxy Administrator's review of the Sub-Adviser Proxy Policies will be limited to addressing the following matters:

      -whether the Sub-Adviser Proxy Policy provides that the Sub-Adviser votes solely in the best interests of clients;

      -whether the Sub-Adviser Proxy Policy includes a description of how the Sub-Adviser addresses material conflicts of interest that may arise between the Sub-Adviser or its affiliates and its clients; and

      -whether the Sub-Adviser Proxy Policy includes both general policies and procedures as well as policies with respect to specific types of issues (for this purpose general policies include any delegation to a third party, policies relating to matters that may substantially affect the rights or privileges of security holders, and policies regarding the extent of weight given to the view of the portfolio company management; specific issues include corporate governance matters, changes to capital structure, stock option plans and other management compensation issues, and social corporate responsibility issues, among others).

- The Proxy Administrator will review the certification provided pursuant to paragraph 1(b) above for completeness, and will review the summary provided pursuant to paragraph 1(c) above for compliance with the requirements of Form N-1A.

- TFAI will provide to the Board (or a Board Committee), the materials referred to in Section V.B.1. and a recommendation pursuant to the Proxy Administrator's review of the Sub-Adviser Proxy Policy provided for in
      Section V.B.2.

- TFAI will follow the same procedure in connection with the engagement of any new Sub-Adviser.

-     Subsequent Review

-     TFAI will request that each Sub-Adviser provide

- TFAI with prompt notice of any material change in its Sub-Adviser Proxy Policy. TFAI will report any such changes at the next quarterly Board meeting of the applicable Fund. No less frequently than once each calendar year, TFAI will request that each Sub-Adviser provide TFAI with its current Sub-Adviser Proxy Policy, or certify that there have been no material changes to its Sub-Adviser Proxy Policy or that all material changes have been previously provided for review by TFAI and approval by the relevant Board(s), and that the Sub-Adviser Proxy Policy continues to comply with Rule 206(4)-6.

RECORD OF PROXY VOTES EXERCISED BY SUB-ADVISER. The Proxy Administrator, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), will maintain a record of any proxy votes (including the information called for in Items 1(a) through (i) of Form N-PX) exercised by the Sub-Adviser on behalf of a portfolio of the Funds. The Proxy Administrator, or a third party as permitted by regulations issued by the Securities and

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

Exchange Commission (such as ISS), will maintain a complete proxy voting record with respect to each Fund. If TFAI utilizes the services of a third party for maintaining the records above specified, TFAI shall obtain an undertaking from the third party that it will provide the records promptly upon request.

TFAI EXERCISE OF PROXY VOTING AUTHORITY - USE OF INDEPENDENT THIRD PARTY. If TFAI is called upon to exercise voting authority on behalf of a Fund client, TFAI will vote in accordance with the recommendations of ISS or another qualified independent third party (the "Independent Third Party"), provided that TFAI agrees that the voting recommendation issued by the Independent Third Party reflects the best interests of the relevant portfolio and its shareholders.

CONFLICT WITH VIEW OF INDEPENDENT THIRD PARTY. If, in its review of the Independent Third Party recommendation, TFAI believes that the recommendation is not in the best interests of the Fund client, TFAI will submit to the Board (or a Board Committee) its reasons for disagreeing with the Independent Third Party, as well as full disclosure of any conflict of interest between TFAI or its affiliates and the Fund in connection with the vote, and seek consent of the Board (or Committee) with respect to TFAI's proposed vote.

ASSET ALLOCATION PORTFOLIOS. For any asset allocation portfolio managed by TFAI and operated, in whole or in part, as a "fund of funds", TFAI will vote proxies in accordance with the recommendations of the Board(s) of the Fund(s). If any such asset allocation portfolio holds shares of a registered investment company that is not a portfolio of a Fund, TFAI will seek Board (or Committee) consent with respect to TFAI's proposed vote in accordance with the provisions of
Section VI.B.

CONFLICTS OF INTEREST BETWEEN TFAI OR ITS AFFILIATES AND THE FUNDS. The TFAI Proxy Voting Policy addresses material conflicts that may arise between TFAI or its affiliates and the Funds by, in every case where TFAI exercises voting discretion, either (i) providing for voting in accordance with the recommendation of the Independent Third Party or Board(s); or (ii) obtaining the consent of the Board (or a Board Committee) with full disclosure of the conflict.

RECORDKEEPING - RECORDS GENERALLY MAINTAINED. In accordance with Rule 204-2(c)(2) under the Advisers Act, the Proxy Administrator shall cause TFAI to maintain the following records:

-     the TFAI Proxy Voting Policy; and

-     records of Fund client requests for TFAI proxy voting information.

RECORDS FOR TFAI EXERCISE OF PROXY VOTING AUTHORITY. In accordance with Rule 204-2(c)(2) under the Advisers Act, if TFAI exercises proxy voting authority pursuant to Section VI above, TFAI, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), shall make and maintain the following records:

- proxy statements received regarding matters it has voted on behalf of Fund clients;

-     records of votes cast by TFAI; and

- copies of any documents created by TFAI that were material to deciding how to vote proxies on behalf of Fund clients or that memorialize the basis for such a decision.

If TFAI utilizes the services of a third party for maintaining the records above specified, TFAI shall obtain an undertaking from the third party that it will provide the records promptly upon request.

RECORDS PERTAINING TO SUB-ADVISER PROXY POLICIES. The Proxy Administrator will cause TFAI and/or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), to maintain the following records:

-     each Sub-Adviser Proxy Policy; and

-     the materials delineated in Article V above.

If TFAI utilizes the services of a third party for maintaining the records above specified, TFAI shall obtain an undertaking from the third party that it will provide the records promptly upon request.

TIME PERIODS FOR RECORD RETENTION. All books and records required to maintain under this Section VIII will be maintained in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on the record, the first two years in an appropriate office of TFAI.

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

PROVISION OF TFAI PROXY POLICY TO FUND CLIENTS. The Proxy Administrator will provide each Fund's Board (or a Board Committee) a copy of the TFAI Proxy Policy at least once each calendar year.

EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC

Proxy Voting
Evergreen Investments Management Company LLC (February 1, 2004)

PROXY VOTING POLICIES AND PROCEDURES SUMMARY
STATEMENT OF PRINCIPLES

Evergreen Investment Management Company (Evergreen) recognizes it has a fiduciary duty to vote proxies on behalf of clients who have delegated such responsibility to Evergreen, and that in all cases proxies should be voted in a manner reasonably believed to be in the clients' best interest.

CORPORATE GOVERNANCE COMMITTEE

Evergreen has established a corporate governance committee (Committee) which is a sub-committee of Evergreen's Investment Policy Committee. The Committee is responsible for approving Evergreen's proxy voting policies, procedures and guidelines, for overseeing the proxy voting process, and for reviewing proxy voting on a regular basis. The Committee will meet quarterly to review reports of all proxies voted for the prior period and to conduct other business as required.

SHARE BLOCKING

EIMCO does not vote global proxies, with share blocking restrictions, requiring shares to be prohibited from sale.

CONFLICTS OF INTEREST

Evergreen recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where Evergreen or one or more of its affiliates has a client or customer relationship with the issuer of the security that is the subject of the proxy vote.

In most cases, structural and informational barriers within Evergreen and Wachovia Corporation will prevent Evergreen from becoming aware of the relationship giving rise to the potential conflict of interest. In such circumstances, Evergreen will vote the proxy according to its standard guidelines and procedures described above. If persons involved in proxy voting on behalf of Evergreen become aware of a potential conflict of interest, the Committee shall consult with Evergreen's Legal Department and consider whether to implement special procedures with respect to the voting of that proxy, including whether an independent third party should be retained to vote the proxy.

Concise Domestic Proxy Voting Guidelines

Concise Global Proxy Voting Guidelines

CONCISE DOMESTIC PROXY VOTING GUIDELINES

1.    Auditors

2.    Board of Directors

3.    Shareholder Rights

4.    Proxy Contests

5.    Poison Pills

6.    Mergers and Corporate Restructurings

7.    Reincorporation Proposals

8.    Capital Structure

9.    Executive and Director Compensation

10.   Social and Environmental Issues

1. AUDITORS

Vote CASE-BY-CASE on shareholder proposals on auditor rotation, taking into account these factors:

      -     Tenure of the audit firm

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      -     Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price

      -     Length of the rotation period advocated in the proposal


      -     Significant audit-related issues

2. BOARD OF DIRECTORS

Voting on Director Nominees in Uncontested Elections Generally, vote CASE-BY-CASE. But WITHHOLD votes from:

      - Insiders and affiliated outsiders on boards that are not at least majority independent

      -     Directors who sit on more than six boards

      - Compensation Committee members if there is a disconnect between the CEO's pay and performance

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote FOR shareholder proposals asking that the chairman and CEO positions be separated (independent chairman), unless the company has a strong countervailing governance structure, including a lead director, two-thirds independent board, all independent key committees, and established governance guidelines.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by Evergreen's definition of independence.

OPEN ACCESS (SHAREHOLDER RESOLUTION)

Vote CASE-BY-CASE basis, taking into account the ownership threshold proposed in the resolution and the proponent's rationale.

3. SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent. Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

Cumulative Voting

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election. In proxy contests, support confidential voting proposals only if dissidents agree to the same policy that applies to management.

4. PROXY CONTESTS

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5. POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6. MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7. REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8. CAPITAL STRUCTURE
COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by Evergreen.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

      - It is intended for financing purposes with minimal or no dilution to current shareholders

      - It is not designed to preserve the voting power of an insider or significant shareholder

9. EXECUTIVE AND DIRECTOR COMPENSATION

Evergreen applies a quantitative methodology, but for Russell 3000 companies will also apply a pay-for-performance overlay in assessing equity-based compensation plans. Vote AGAINST a plan if the cost exceeds the allowable cap. Vote FOR a plan if the cost is reasonable (below the cap) unless either of the following conditions apply:

      - The plan expressly permits repricing without shareholder approval for listed companies; or

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

      - There is a disconnect between the CEO's pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

      -     Historic trading patterns

      -     Rationale for the repricing

      -     Value-for-value exchange

      -     Option vesting

      -     Term of the option

      -     Exercise price

      -     Participation

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis. Vote FOR employee stock purchase plans where all of the following apply:

      -     Purchase price is at least 85 percent of fair market value

      -     Offering period is 27 months or less, and

      -     Potential voting power dilution (VPD) is 10 percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

SHAREHOLDER PROPOSALS ON COMPENSATION

Generally vote CASE-BY-CASE, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook. But generally vote FOR shareholder proposals that:

      - Advocate performance-based equity awards (indexed options, premium-priced options, performance-vested awards), unless the proposal is overly restrictive or the company already substantially uses such awards

      - Call for a shareholder vote on extraordinary benefits contained in Supplemental Executive Retirement Plans (SERPs).

10. SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity. In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

VOTE:

      - FOR proposals for the company to amend its Equal Employment Opportunity (EEO) Statement to include reference to sexual orientation, unless the change would result in excessive costs for the company.

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

      - AGAINST resolutions asking for the adopting of voluntary labeling of ingredients or asking for companies to label until a phase out of such ingredients has been completed.

CONCISE GLOBAL PROXY VOTING GUIDELINES
FINANCIAL RESULTS/DIRECTOR AND AUDITOR REPORTS

Vote FOR approval of financial statements and director and auditor reports, unless:

      - there are concerns about the accounts presented or audit procedures used; or

      - the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

APPOINTMENT OF AUDITORS AND AUDITOR COMPENSATION

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

      - there are serious concerns about the accounts presented or the audit procedures used;

      -     the auditors are being changed without explanation; or

      - nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

APPOINTMENT OF INTERNAL STATUTORY AUDITORS

Vote FOR the appointment or reelection of statutory auditors, unless:

      - there are serious concerns about the statutory reports presented or the audit procedures used;

      - questions exist concerning any of the statutory auditors being appointed; or

      - the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ALLOCATION OF INCOME

Vote FOR approval of the allocation of income, unless:

      - the dividend payout ratio has been consistently below 30 percent without adequate explanation; or

      -     the payout is excessive given the company's financial position.

STOCK (SCRIP) DIVIDEND ALTERNATIVE

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

AMENDMENTS TO ARTICLES OF ASSOCIATION

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

LOWER DISCLOSURE THRESHOLD FOR STOCK OWNERSHIP

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

AMEND QUORUM REQUIREMENTS

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

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

Vote AGAINST other business when it appears as a voting item.

DIRECTOR ELECTIONS

Vote FOR management nominees in the election of directors, unless:

      -     Adequate disclosure has not been met in a timely fashion;

      -     There are clear concerns over questionable finances or restatements;

      - There have been questionable transactions with conflicts of interest;

      - There are any records of abuses against minority shareholder interests; and

      -     The board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

DIRECTOR COMPENSATION

Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

DISCHARGE OF BOARD AND MANAGEMENT

Vote FOR discharge of the board and management, unless:

      - there are serious questions about actions of the board or management for the year in question; or

      -     legal action is being taken against the board by other shareholders.

DIRECTOR, OFFICER, AND AUDITOR INDEMNIFICATION AND LIABILITY PROVISIONS

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis. Vote AGAINST proposals to indemnify auditors.

BOARD STRUCTURE

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

SHARE ISSUANCE REQUESTS

GENERAL ISSUANCES:

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

SPECIFIC ISSUANCES:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

INCREASES IN AUTHORIZED CAPITAL

Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

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      -     the specific purpose of the increase (such as a share-based acquisition or merger) does not meet Evergreen guidelines for the purpose being proposed; or

      - the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).

Vote AGAINST proposals to adopt unlimited capital authorizations.

REDUCTION OF CAPITAL

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders. Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

CAPITAL STRUCTURES

Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

PREFERRED STOCK

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders. Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets Evergreen's guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

DEBT ISSUANCE REQUESTS

Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets Evergreen's guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

PLEDGING OF ASSETS FOR DEBT

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers

Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

SHARE REPURCHASE PLANS:

Vote FOR share repurchase plans, unless:

      -     clear evidence of past abuse of the authority is available; or

      -     the plan contains no safeguards against selective buybacks.

REISSUANCE OF SHARES REPURCHASED:

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

CAPITALIZATION OF RESERVES FOR BONUS ISSUES/INCREASE IN PAR VALUE:

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

REORGANIZATIONS/RESTRUCTURINGS:

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

MERGERS AND ACQUISITIONS:

Vote FOR mergers and acquisitions, unless:

      - the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or

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      -     the company's structure following the acquisition or merger does not reflect good corporate governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

ABSTAIN if there is insufficient information available to make an informed voting decision.

MANDATORY TAKEOVER BID WAIVERS:

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

REINCORPORATION PROPOSALS:

Vote reincorporation proposals on a CASE-BY-CASE basis.

EXPANSION OF BUSINESS ACTIVITIES:

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

RELATED-PARTY TRANSACTIONS:

Vote related-party transactions on a CASE-BY-CASE basis.

COMPENSATION PLANS:

Vote compensation plans on a CASE-BY-CASE basis.

ANTITAKEOVER MECHANISMS:

Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

SHAREHOLDER PROPOSALS:

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

Please refer to the Marsico Capital Management LLC Summary of Proxy Voting Policy below. Under the current sub-advisory arrangements, Banc of America Capital Management, LLC will delegate all proxy voting authority to Marsico Capital Management LLC.

J. P. MORGAN INVESTMENT MANAGEMENT INC.

The investment adviser entities that comprise JPMorgan Fleming Asset Management ("JPMFAM") may be granted by their clients the authority to vote the proxies of the securities held in client portfolios. To ensure that the proxies are voted in the best interests of its clients, JPMFAM has adopted detailed proxy voting procedures ("Procedures") that incorporate detailed proxy guidelines ("Guidelines") for voting proxies on specific types of issues.

Pursuant to the Procedures, most routine proxy matters will be voted in accordance with the Guidelines, which have been developed with the objective of encouraging corporate action that enhances shareholder value. For proxy matters that are not covered by the Guidelines (including matters that require a case-by-case determination) or where a vote contrary to the Guidelines is considered appropriate, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest and ensure that the proxy vote is cast in the best interests of clients.

To oversee and monitor the proxy-voting process, each JPMFAM advisory entity will establish a proxy committee and appoint a proxy administrator in each global location where proxies are voted. Each proxy committee will meet periodically to review general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues implemented by the relevant JPMFAM entity.

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A copy of the JPMFAM proxy voting procedures and guidelines are available upon request by contacting your client service representative.

MARSICO CAPITAL MANAGEMENT LLC

Summary of Proxy Voting Policy

Marsico Capital Management, LLC ("MCM") adopted a revised proxy voting policy effective March 31, 2003. The revised policy generally provides that:

      - MCM votes client proxies in the best economic interest of clients. Because MCM generally believes in the managements of companies we invest in, we think that voting in clients' best economic interest generally means voting with management.

      - Although MCM will generally vote with management, our analysts will review proxy proposals as part of our normal monitoring of portfolio companies and their managements. In rare cases, we might decide to vote a proxy against a management recommendation. This would require notice to every affected MCM client.

      - MCM generally will abstain from voting (or take no action on) proxies issued by companies we have decided to sell, or proxies issued by foreign companies that impose burdensome voting requirements. MCM may abstain (or take no action on) proxies in other circumstances, such as when voting with management may not be in the best economic interests of clients. MCM will not notify clients of these routine abstentions (or decisions not to take action).

      - In unusual circumstances when there may be an apparent material conflict of interest between MCM's interests and clients' interests in how proxies are voted (such as when MCM knows that a proxy issuer is also an MCM client), MCM generally will resolve any appearance concerns by causing those proxies to be "echo voted" or "mirror voted" in the same proportion as other votes, or by voting the proxies as recommended by an independent service provider. MCM will not notify clients if it uses these routine procedures to resolve an apparent conflict. In rare cases, MCM might use other procedures to resolve an apparent conflict and give notice to clients.

      - MCM generally uses an independent service provider to help vote proxies, keep voting records, and disclose voting information to clients. MCM's full proxy voting policy and information about the voting of a particular client's proxies are available to the client on request.

FUND ASSET MANAGEMENT, L.P. (DBA MERCURY ADVISORS), A DIVISION OF MERRILL LYNCH INVESTMENT MANAGERS

PROXY VOTING GUIDELINES

Fund Asset Management, L.P., Merrill Lynch Investment Managers, L.P. and QA Advisers, L.L.C. (collectively, "MLIM") are each registered investment advisers that serve as the investment manager for mutual funds, other commingled investment vehicles and/or separate accounts of institutional and other clients. The right to vote proxies for securities held in such accounts belong to the clients, and certain clients of MLIM have retained the right to vote such proxies in general or in specific circumstances.(1) Other clients, however, have delegated to MLIM the right to vote proxies for securities held in their accounts as part of MLIM's authority to manage, acquire and dispose of account assets.

When MLIM votes proxies for such a client, it acts as the agent for the client and is subject to a fiduciary duty to vote proxies in a manner MLIM believes is consistent with the best interests of the client that owns the related security,
(2) whether or not the client's proxy voting is subject to the fiduciary standards of the Employee Retirement Securities Act of 1974 ("ERISA"). (3) When voting proxies for client accounts (including mutual funds), MLIM's primary objective is to make voting decisions solely in the best interests of clients and ERISA clients' plan beneficiaries and participants. In fulfilling its obligations to clients, MLIM will seek to act in a manner it believes is most likely to enhance the economic value of the underlying securities held in client accounts. It is imperative to MLIM's integrity and reputation that it considers the interests of its clients, and not the interests of Merrill Lynch, when voting proxies.(4)

(1) In certain situations, a client may direct MLIM to vote in accordance with the client's proxy voting policies. In these situations, MLIM will seek to comply with such policies to the extent it would not be inconsistent with other MLIM legal responsibilities.

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(2) Letter from Harvey L. Pitt, Chairman, SEC, to John P.M. Higgins, President,
Ram Trust Services (February 12, 2002) (Section 206 of the Investment Advisers Act imposes a fiduciary responsibility to vote proxies fairly and in the best interests of clients).

(3) DOL Interpretative Bulletin of Sections 402, 403 and 404 of ERISA at 29 C.F.R. 2509.94-2

(4) Proxy voting decisions, like other investment matters, are covered by MLIM's "Policies and Procedures Concerning Communications Between Merrill Lynch Investment Managers Companies and Merrill Lynch Investment Banking, Trading and Research Areas" (MLIM's "Ethical Wall" policies). One of the principal purposes of the Ethical Wall is to prohibit communications intended to place unusual pressure on a portfolio manager or analyst at MLIM to favor the interests of Merrill Lynch's investment banking clients over the interests of MLIM's investment advisory clients. To that end, as described herein, all proxy voting decisions will be made under the supervision of MLIM's Proxy Voting Committee, which will include representatives of MLIM management and MLIM's Legal Advisory Department. No MLIM employee may discuss pending corporate governance issues relating to securities held by MLIM clients with other Merrill Lynch employees if such discussions would violate MLIM's Ethical Wall policies. Any communication relating to corporate governance matters that a MLIM employee reasonably believes could constitute a violation of such policies should immediately be reported to the Secretary of the Proxy Voting Committee and/or MLIM"s Director of Compliance or General Counsel.

In light of such fiduciary duties, and given the complexity of the issues that may be raised in connection with proxy votes, MLIM has formed a Proxy Voting Committee the "Committee") to address proxy voting issues on behalf of MLIM. 4

      I.    Scope of Committee Responsibilities

      II. The Committee shall have the responsibility for determining how to address proxy votes made on behalf of all MLIM clients, except for clients who have retained the right to vote their own proxies, either generally or on any specific matter. In so doing, the Committee shall seek to ensure that proxy votes are made in the best interests of clients, and that proxy votes are determined in a manner free from unwarranted influences. The Committee shall also oversee the overall administration of proxy voting for MLIM accounts.(5) The Committee shall establish MLIM's proxy voting policies, with such advice, participation and research as the Committee deems appropriate from portfolio managers, proxy voting services or other knowledgeable interested parties.(6) As it is anticipated that there will not be a "right" way to vote proxies on any given issue applicable to all facts and circumstances, the Committee shall also be responsible for determining how the proxy voting policies will be applied to specific proxy votes, in light of each company's unique structure, management, strategic options and probable economic consequences of alternative actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its stated policies.

The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting guidelines and requires a case-by-case determination, in which case the Committee will not adopt a voting policy. MLIM believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are therefore not suitable for general guidelines. The Committee may adopt a common MLIM position on proxy votes that are akin to investment decisions, or determine to permit portfolio managers to make individual decisions on how best to maximize economic value for the accounts for which they are responsible (similar to normal buy/sell investment decisions made by such portfolio managers).(7)

(5) To assist MLIM in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MLIM include in-depth research, voting recommendations, vote execution, and recordkeeping.

(6) If invited to do so by the Proxy Voting Committee, Merrill Lynch personnel from investment banking, trading, retail brokerage and research areas ("Affiliate Personnel") may present their views to MLIM's Proxy Voting Committee on proxy voting issues on which they have expertise to the same extent as other outside parties invited to present to the Proxy Voting Committee. Affiliated Personnel, however, may not serve as members of the Proxy Voting Committee or be allowed to participate in its decision making (other than as presenters).

(7) The Committee will normally defer to portfolio managers on proxy votes that are akin to investment decisions except for proxy votes that involve a MLIM client as issuer. Where a material issue is involved and the issuer is a client of MLIM, the Committee shall determine, in its discretion, whether, for the purposes of ensuring that an independent determination is reached, to retain sole discretion to cast a vote for MLIM clients.

While it is expected that MLIM, as a fiduciary, will generally seek to vote proxies in a uniform manner for all clients, the Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such account require that such account's proxies be voted differently due to such account's investment objective or other factors that differentiate it from other accounts. In addition, on proxy votes that are akin to investment decisions, MLIM

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

believes portfolio managers may from time to time legitimately reach differing but equally valid views, as fiduciaries for their clients, on how best to maximize economic value in respect of a particular investment.

The Committee will be responsible for documenting the basis for (a) any determination to vote a particular proxy in a manner contrary to its stated policies, (b) any dete mination to vote a particular proxy in a non-uniform manner, and (c) any other material determination made by the Committee, as well as for ensuring the maintenance of records of each proxy vote.(8) All determinations will be made, and all records maintained, in accordance with the proxy voting standards of ERISA (notwithstanding that ERISA may not apply to all client accounts). Except as may be required by such standards or other applicable legal requirements, or as otherwise set forth herein, the determinations and records of the Committee shall be treated as proprietary, nonpublic and confidential.

(8) The Committee may delegate the actual maintenance of such records to ISS or another outside service provider. 6 II.

Committee Membership

The Committee will be chaired by the Chief Investment Officer of MLIM, who will be assisted by MLIM's Head of Active Equity Management or another senior MLIM investment professional. The Committee shall consist of portfolio managers and investment analysts appointed by them who are representative of the Active Equity, Private Investors and Quantitative Advisers divisions of MLIM, and such other personnel with investment or other relevant experience, as the Chief Investment Officer deems appropriate. No MLIM employee whose responsibilities relate primarily to Marketing or Sales may serve as a member of the Committee. Two members of MLIM's Legal Advisory Department will be non-voting members of the Committee, one of whom shall serve as the Committee's Secretary and principal legal counsel and the other of whom shall serve as Assistant Secretary.

The Committee's membership shall be limited to full-time employees of MLIM. No person with any investment banking, trading, retail brokerage or research responsibilities for MLIM's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such a person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with MLIM). 7

III. Special Circumstances

SECURITIES ON LOAN. Many MLIM clients participate in securities lending programs, either through Merrill Lynch Global Securities Financing (MLIM's securities lending affiliate) or lending agents unaffiliated with MLIM (such as their custodian). Under most securities arrangements, securities on loan may not be voted by the lender (unless the loan is recalled).(9) MLIM believes that, if a client has determined to participate in a securities lending program to seek enhanced returns, MLIM should cooperate with the client's determination that securities lending is beneficial to the account and not attempt to seek recalls for the purpose of voting routine proxies. Therefore, it is MLIM's policy that, in the event that MLIM manages an account for a client that employs a lending agent unaffiliated with MLIM, MLIM will generally not seek to vote proxies relating to securities on loan. When MLIM manages an account for a client that employs Merrill Lynch Global Securities Financing as its lending agent, MLIM will also generally not seek to vote proxies relating to securities on loan UNLESS the MLIM portfolio manager responsible for the account has determined that voting the proxy is in the client's best interest and has requested Merrill Lynch Global Securities Financing to recall the security in timely manner, in accordance with MLIM's internal loan procedures in effect from time to time.

VOTING PROXIES FOR FOREIGN COMPANIES. While the proxy voting process is well established in the United States, voting proxies of foreign companies frequently involves logistical issues which can affect MLIM's ability to vote such proxies, as well as the desirability of voting such proxies. These issues include (but are not limited to): (i) untimely notice of shareholder meetings, (ii) restrictions on a foreigner's ability to exercise votes, (iii) requirements to vote proxies in person, (iv) "shareblocking" (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting), and (v) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions.


As a consequence, MLIM votes proxies of non-US companies only on a "best efforts" basis. In addition, the Committee may determine that it is generally in the best interests of MLIM clients NOT to vote proxies of companies in certain countries if the Committee determines that the costs (including opportunity costs associated with shareblocking constraints) associated with exercising a vote outweighs the benefit the client will derive by voting on the company's proposal. If the Committee so determines in the case of a particular country, the Committee (upon advice from MLIM portfolio managers) may override such determination with respect to a particular company's shareholder meeting if it believe the benefits of seeking to exercise a vote at such meeting outweighs the costs, in which case MLIM will seek to vote on a best-efforts basis.

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MLIM AFFILIATES. Where a material issue is involved and the issuer is an affiliate of MLIM, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of MLIM's clients

(9) See, e.g., BMA Master Securities Loan Agreement, 1993 version, paragraph 6.


IV. Voting Policies

The Committee will analyze each proxy individually. The Committee has adopted the following voting guidelines, which represent the Committee's usual voting position on certain recurring proxy issues that do not involve unusual circumstances. With respect to any proxy issue, however, the Committee may vote differently than a voting guideline if the Committee determines that doing so is in the best interest of its clients. The guidelines may be reviewed at any time upon the request of any Committee member and may be amended or deleted upon the vote of a majority of voting Committee members present at a Committee meeting for which there is a quorum.

A. BOARDS OF DIRECTORS

These proposals concern those issues submitted to shareholders related to the composition of the Board of Directors. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee therefore believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies, to the extent the Committee deems relevant.

The Committee's general policy is to vote:

# VOTE AND DESCRIPTION

A.1 FOR nominees for director of United States companies in uncontested elections , except for nominees who (1) have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting due to illness or company business (2) voted to implement or renew a "dead-hand" poison pill; (3) ignored a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years; (4) failed to act on takeover offers where the majority of the shareholders have tendered their shares; (5) are corporate insiders who serve on the Audit, Compensation or Nominating Committees or on a full Board that does not have such committees composed exclusively of independent Directors; or (5) on a case-by-case basis, have served as directors of other companies with allegedly poor corporate governance. A.2 FOR nominees for directors of non-U.S. companies in uncontested elections, except for nominees from whom the Committee determines to withhold votes due to the nominees' poor records of representing shareholder interests, on a case-by-case basis A.3 FOR proposals to declassify

Boards of Directors

A.4 AGAINST proposals to classify Boards of Directors

A.5 AGAINST proposals supporting cumulative voting

A.6 FOR proposals eliminating cumulative voting

A.7 FOR proposals supporting confidential voting

A.8 FOR proposals seeking election of supervisory board members

A.9 AGAINST proposals seeking additional representation of women and/or minorities generally (i.e., not specific individuals) to a Board of Directors

A.10 AGAINST proposals for term limits for directors

A.11 AGAINST proposals to establish a mandatory retirement age for directors

A.12 AGAINST proposals requiring directors to own a minimum amount of company stock

A.13 FOR proposals requiring a majority of independent directors on a Board of Directors

A.14 FOR proposals to allow a Board of Directors to delegate powers to a committee or committees.

A.15 FOR proposals to require Audit, Compensation and/or Nominating Committees of a Board of Directors to consist exclusively of independent directors

A.16 AGAINST proposals seeking to prohibit a single person from occupying the roles of chairman and chief executive officer

A.17 FOR proposals to elect account inspectors

A.18 FOR proposals to fix the membership of a Board of Directors at a specified size

A.19 FOR proposals permitting shareholder ability to nominate directors directly

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A.20 AGAINST proposals to eliminate shareholder ability to nominate directors directly

A.21 FOR proposals permitting shareholder ability to remove directors directly

A.22 AGAINST proposals to eliminate shareholder ability to remove directors directly

B. AUDITORS

These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

The Committee's general policy is to vote:

B.1 FOR approval of independent auditors, except forss. auditors that have a financial interest in, or material association with, the company they are auditing, and are therefore believed not to be independent ss. auditors who have rendered an opinion to any company which is either not consistent with best accounting practices or not indicative of the company's financial situation ss. on a case-by-case basis, auditors who provide a significant amount of non-audit services to the company

B.2 FOR proposal seeking authorization to fix the remuneration of auditors

B.3 FOR approving internal statutory auditors

C. COMPENSATION AND BENEFITS

These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Committee opposes egregiously excessive compensation, but believes that compensation matters are normally best determined by a corporation's board of directors, rather than shareholders. Proposals to "micro-manage" a company's compensation practices or to set arbitrary restrictions on compensation or benefits will therefore generally not be supported.

The Committee's general policy is to vote:

C.1 IN ACCORDANCE WITH THE RECOMMENDATION OF ISS

on compensation plans if the ISS recommendation is based solely on whether or not the company's plan satisfies the allowable cap as calculated by ISS. If the recommendation of ISS is based on factors other than whether the plan satisfies the allowable cap the Committee will analyze the particular proposed plan. This policy applies to amendments of plans as well as to initial approvals.

C.2 FOR proposals to eliminate retirement benefits for outside directors

C.3 AGAINST proposals to establish retirement benefits for outside directors

C.4 FOR proposals approving the remuneration of directors or of supervisory board members

C.5 AGAINST proposals to reprice stock options

C.6 FOR proposals to approve employee stock purchase plans that apply to all employees. This policy applies to proposals to amend SPPs if the plan as amended applies to all employees.

C.7 FOR proposals to pay retirement bonuses to directors of Japanese companies unless the directors have served less than three years

C.8 AGAINST proposals seeking to pay outside directors only in stock

C.9 AGAINST proposals seeking further disclosure of executive pay for United States companies

D. CAPITAL STRUCTURE

These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive. The Committee's general policy is to vote:

D.1 AGAINST proposals seeking authorization to issue shares without preemptive rights

D.2 FOR proposals seeking preemptive rights or seeking authorization to issue shares with preemptive rights

D.3 FOR proposals approving share repurchase programs

D.4 FOR proposals to split a company's stock

D.5 FOR proposals to denominate or authorize denomination of securities or other obligations or assets in Euros

E. CORPORATE CHARTER AND BY-LAWS

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These proposals relate to various requests for approval of amendments to a corporation's charter or by-laws, principally for the purpose of adopting or redeeming "poison pills". As a general matter, the Committee opposes poison pill provisions. The Committee's general policy is to vote:

E.1 AGAINST proposals seeking to adopt a poison pill

E.2 FOR proposals seeking to redeem a poison pill

E.3 FOR proposals seeking to have poison pills submitted to shareholders for ratification

E.4 FOR proposals to change the company's name

F. CORPORATE MEETINGS

These are routine proposals relating to various requests regarding the formalities of corporate meetings. The Committee's general policy is to vote:

F.1 AGAINST proposals that seek authority to act on "any other business that may arise"

F.2 FOR proposals designating two shareholders to keep minutes of the meeting

F.3 FOR proposals concerning accepting or approving financial statements and statutory reports

F.4 FOR proposals approving the discharge of management and the supervisory board

F.5 FOR proposals approving the allocation of income and the dividend

F.6 FOR proposals seeking authorization to file required documents/other formalities

F.7 FOR proposals to authorize the corporate board to ratify and execute approved resolutions

F.8 FOR proposals appointing inspectors of elections

F.9 FOR proposals electing a chair of the meeting

F.10 FOR proposals to permit "virtual" shareholder meetings over the Internet

F.11 AGAINST proposals to require rotating sites for shareholder meetings

G. ENVIRONMENTAL AND SOCIAL ISSUES

These are shareholder proposals to limit corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes. The Committee's general policy is to vote: G.1 AGAINST proposals seeking to have companies adopt international codes of conduct G.2 AGAINST proposals seeking to have companies report on: ss. environmental liabilities; ss. bank lending policies; ss. corporate political contributions or activities; ss. alcohol advertising and efforts to discourage drinking by minors; ss. costs and risk of doing business in any individual country; ss. involvement in nuclear defense systems G.3 AGAINST proposals requesting reports on Maquiladora operations or on CERES principles G.4 AGAINST proposals seeking implementation of the CERES principles

Notice to Clients

MLIM will make a record of any proxy vote it has made on behalf of a client available to such client upon request. MLIM will otherwise use its best efforts to treat proxy votes as confidential, except as may be necessary to effect such votes or as may be required by law. MLIM encourage clients with an interest in particular proxy voting issues to make their views known to MLIM, provided that, in the absence specific written direction from a client on how to vote that client's proxies, MLIM reserves the right to vote any proxy in a manner it deems in the best interests of its clients, as it determines in its sole discretion. These policies are as of the date indicated on the cover hereof. The Committee may subsequently amend these policies at any time, without notice. MLIM will, however, provide a revised copy of these policies promptly following any amendment to any current client who expresses an interest in receiving updates.

MORGAN STANLEY INVESTMENT MANAGEMENT INC.

PROXY VOTING POLICY AND PROCEDURES

I. POLICY STATEMENT

Introduction - Morgan Stanley Investment Management's ("MSIM") policies and procedures for voting proxies with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary Investment Management services and for which a MSIM entity has the authority to vote their proxies. The policies and procedures and general guidelines in this section will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley Alternative Investment Partners, L.P., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Group Inc., Morgan Stanley Investment Management

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Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset &
Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Investments LP, Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., and Van Kampen Advisors Inc. (each a "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

Each MSIM Affiliate will vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to as the "MSIM Funds"), each MSIM Fund will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by its Board of Directors or Trustees. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which we manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a statement of proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so it would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.

Proxy Research Services - To assist the MSIM Affiliates in their responsibility for voting proxies and the overall global proxy voting process, Institutional Shareholder Services ("ISS") and the Investor Responsibility Research Center ("IRRC") have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the proxy research services.

Voting Proxies for certain Non-US Companies - While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings;
(iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person,
(v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-US proxies.

II. GENERAL PROXY VOTING GUIDELINES

To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) these Proxy Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may vote in a manner that is contrary to the following general guidelines, pursuant to the procedures set forth in Section IV. below, provided the vote is consistent with the Client Proxy Standard.

III. GUIDELINES

A. Management Proposals

      1. When voting on routine ballot items the following proposals are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

            -     Selection or ratification of auditors.

            - Approval of financial statements, director and auditor reports.

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            -     Election of Directors.

            - Limiting Directors' liability and broadening indemnification of Directors.

            - Requirement that a certain percentage (up to 66 2/3%) of its Board's members be comprised of independent and unaffiliated Directors.

            - Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

            - Recommendations to set retirement ages or require specific levels of stock ownership by Directors.

            -     General updating/corrective amendments to the charter.

            -     Elimination of cumulative voting.

            -     Elimination of preemptive rights.

            - Provisions for confidential voting and independent tabulation of voting results.

            - Proposals related to the conduct of the annual meeting except those proposals that relate to the "transaction of such other business which may come before the meeting."

2. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

      Capitalization changes

            - Capitalization changes that eliminate other classes of stock and voting rights.

            - Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if:
                  (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

            - Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

            -     Proposals for share repurchase plans.

            - Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

            -     Proposals to effect stock splits.

            - Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

      Compensation

            - Director fees, provided the amounts are not excessive relative to other companies in the country or industry.

            - Employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.

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            -     Establishment of Employee Stock Option Plans and other
                  employee ownership plans.

            Anti-Takeover Matters

            - Modify or rescind existing supermajority vote requirements to amend the charters or bylaws.

            - Adoption of anti-greenmail provisions provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

      3. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on the shareholder, are generally voted against (notwithstanding management support), subject to the review and approval of the Proxy Review Committee, as appropriate.

            - Capitalization changes that add classes of stock that which substantially dilute the voting interests of existing shareholders.

            - Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

            -     Creation of "blank check" preferred stock.

            -     Changes in capitalization by 100% or more.

            - Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

            - Amendments to bylaws that would require a supermajority shareholder vote to pass or repeal certain provisions.

            -     Proposals to indemnify auditors.

      4. The following types of non-routine proposals, which potentially may have a potential financial or best interest impact on an issuer, are voted as determined by the Proxy Review Committee.

            Corporate Transactions

            - Mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates' research and analysis, based on, among other things, MSIM internal company-specific knowledge.

            - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.

            - Shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.

            - Executive/Director stock option plans. Generally, stock option plans should meet the following criteria:

                  (i)   Whether the stock option plan is incentive based;

                  (ii) For mature companies, should be no more than 5% of the issued capital at the time of approval;

                  (iii) For growth companies, should be no more than 10% of the issued capital at the time of approval.

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      Anti-Takeover Provisions

      -     Proposals requiring shareholder ratification of poison pills.

      - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.

B.    Shareholder Proposals

  1. The following shareholder proposals are generally supported, subject to the review and approval of the Proxy Review Committee, as appropriate:

      -     Requiring auditors to attend the annual meeting of shareholders.

      - Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

      - Requirement that a certain percentage of its Board's members be comprised of independent and unaffiliated Directors.

      -     Confidential voting.

      -     Reduction or elimination of supermajority vote requirements.

  2. The following shareholder proposals will be voted as determined by the Proxy Review Committee.

      -     Proposals that limit tenure of directors.

      -     Proposals to limit golden parachutes.

      - Proposals requiring directors to own large amounts of stock to be eligible for election.

      -     Restoring cumulative voting in the election of directors.

      - Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations.

      -     Proposals that limit retirement benefits or executive compensation.

      -     Requiring shareholder approval for bylaw or charter amendments.

      - Requiring shareholder approval for shareholder rights plan or poison pill.

      -     Requiring shareholder approval of golden parachutes.

      -     Elimination of certain anti-takeover related provisions.

      -     Prohibit payment of greenmail.

  3. The following shareholder proposals are generally not supported, subject to the review and approval of the Committee, as appropriate.

      - Requirements that the issuer prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.

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            -     Restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.

            - Proposals that require inappropriate endorsements or corporate actions.

IV. ADMINISTRATION OF PROXY POLICIES AND PROCEDURES

A. Proxy Review Committee

      1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing MSIM's Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them. Following are some of the functions and responsibilities of the Committee.

            (a) The Committee, which will consist of members designated by MSIM's Chief Investment Officer, is responsible for establishing MSIM's proxy voting policies and guidelines and determining how MSIM will vote proxies on an ongoing basis.

            (b) The Committee will periodically review and have the authority to amend as necessary MSIM's proxy voting policies and guidelines (as expressed in these Proxy Voting Policy and Procedures) and establish and direct voting positions consistent with the Client Proxy Standard.

            (c) The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to MSIM's Proxy Voting Policy and Procedures; and (2) generally review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy and Procedures including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Proxy Voting Policy and Procedures (and any amendments to them and/or any additional guidelines or procedures it may adopt).

            (d) The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Procedures); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in Sections I, II, and III above; and (3) determine how to vote matters for which specific direction has not been provided in Sections I, II and III above. Split votes will generally not be approved within a single Global Investor Group team. The Committee may take into account ISS recommendations and the research provided by IRRC as well as any other relevant information they may request or receive.

            (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will designate a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee may request the assistance of the Law and Compliance Departments and will have sole discretion to cast a vote. In addition to the research provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

            (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s) for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly Scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

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      (g)   The Committee and Special Committee, or their designee(s), will timely communicate to applicable PMs, the Compliance Departments and, as necessary to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

TRANSAMERICA INVESTMENT MANAGEMENT, LLC

PROXY VOTING POLICY

                                  INTRODUCTION

Normally, clients for which Transamerica Investment Management, LLC ("TIM") has full discretionary investment authority expect TIM to vote proxies in accordance with TIM's Proxy Voting Policy (the "Policy"). As such, TIM will vote on behalf of all accounts for which it has discretionary authority unless clients notify TIM in writing that they have retained the authority to vote their own proxies. Clients may also ask TIM to vote their proxies in accordance with specific Client Proxy guidelines.

                               STATEMENT OF POLICY

It is the policy of TIM to vote proxies in the best interest of its clients at all times.

TIM has proxy voting policy guidelines (the "Guidelines") regarding certain issues that may come before shareholders from time to time. These Guidelines provide a roadmap for arriving at voting decisions and are not meant to be exhaustive of all issues that may be raised in any or all proxy ballots. The Guidelines are attached to this Policy as Appendix A.

                                 PROXY COMMITTEE

In order to implement and monitor this Policy, TIM shall establish a Proxy Committee (the "Committee"), which will have responsibility for review of proxies voted by or to be voted by TIM, as well as to resolve issues which may arise in the process of voting proxies.

The Committee shall meet at a minimum annually and on an as needed basis. It shall not be required that the Committee members meet in person; in fact, it is contemplated that certain Committee members will take part in meetings via teleconference. The Committee shall consist of at least one Portfolio Manager, a member of the Legal/Compliance department, and other staff members of TIM as may be designated from time to time. Committee members may select designees in the event that they are unable to convene with the Committee.

It shall be the Committee's responsibility to ensure that proxy votes are made in accordance with the Policy. Issues shall be raised to the Committee when needed and as appropriate to effectively carry out TIM's proxy decisions. When applicable, the Committee shall review written materials pertinent to the vote at hand and shall hear verbal opinions from relevant portfolio managers and/or analysts as needed to fully consider the investment merits of the vote. Committee decisions and a record of Committee meetings shall be recorded and maintained by the Legal/Compliance department.

                         USE OF INDEPENDENT THIRD PARTY

TIM will maintain the services of a qualified independent third party (the "Independent Third Party") to provide guidance on proxy voting issues. The Independent Third Party is set forth in Appendix B. TIM will consider the research provided by the Independent Third Party when making voting decisions on proxy issues, however, the final determination on voting rests with TIM.

                  CONFLICTS OF INTEREST BETWEEN TIM AND CLIENTS

TIM recognizes the potential for material conflicts that may arise between its own interests and those of the Clients. To address these concerns, TIM will take one of the following steps to avoid any impropriety or the appearance of impropriety: a) Vote in accordance with the recommendation of the Independent Third Party; or b) Obtain the consent(s) of the Client(s) whose accounts are involved in the conflict.

                    PROVISION OF TIME PROXY POLICY TO CLIENTS

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TIM will make available to all Clients a copy of its Policy by maintaining a current version of the Policy on its website (www.timllc.com). Also, a copy of the Policy will be mailed to any Client at any time upon request.

                                   APPENDIX A
                         PROXY VOTING POLICY GUIDELINES

The following is a concise summary of TIM's proxy voting policy guidelines.

1.    AUDITORS

Vote for proposals to ratify auditors, unless any of the following apply:

      - An auditor has a financial interest in or association with the company, and is therefore not independent

      -     Fees for non-audit services are excessive, or

      - There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position.

2. BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a case-by-case basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by TIM's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3. SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote for proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING

Vote against proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a case-by-case basis relative to the company's other governance provisions.

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CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

5. POISON PILLS

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a case-by-case basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6. MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7. REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8. CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK
Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

It is intended for financing purposes with minimal or no dilution to current shareholders

It is not designed to preserve the voting power of an insider or significant shareholder

9. EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a case-by-case basis. TIM reviews Executive and Director compensation plans (including broad-based option plans) in the context of the transfer of shareholder wealth. This review encompasses not only a comparison of a plan relative to peer companies, but also on an absolute basis, considering the cost of the plan vs. the operating income and overall profitability of the firm in question. Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

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MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Vote AGAINST proposals by management seeking approval to reprice options.

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis. Vote FOR employee stock purchase plans where all of the following apply:

      -     Purchase price is at least 85 percent of fair market value

      -     Offering period is 27 months or less, and

      -     Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

SHAREHOLDER PROPOSALS ON COMPENSATION

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10. SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity. In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

UBS GLOBAL ASSET MANAGEMENT AMERICAS INC.

CORPORATE GOVERNANCE PHILOSOPHY, VOTING GUIDELINES AND POLICY SUMMARY

The proxy voting policy of UBS Global Asset Management ("UBS Global AM") is based on its belief that voting rights have economic value and must be treated accordingly. Generally, UBS Global AM expects the boards of directors of companies issuing securities held by its clients to act as stewards of the financial assets of the company, to exercise good judgment and practice diligent oversight with the management of the company. While there is no absolute set of rules that determine appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. UBS Global AM may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS Global AM`s proxy voting policy.

When UBS Global AM's view of a company's management is favorable, UBS Global AM generally supports current management initiatives. When UBS Global AM's view is that changes to the management structure would probably increase shareholder value, UBS Global AM may not support existing management proposals. In general, UBS Global AM: (1) opposes proposals which act to entrench management; (2) believes that boards should be independent of company management and composed of persons with requisite skills, knowledge and experience; (3) opposes structures which impose financial constraints on changes in control; (4) believes remuneration should be commensurate with responsibilities and performance; and
(5) believes that appropriate steps should be taken to ensure the independence of auditors.

UBS Global AM has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates' client relationships, marketing efforts or banking, investment banking and broker/dealer activities. To address such conflicts, UBS Global AM has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing our proxy votes. Whenever UBS Global AM is aware of a conflict with respect to a particular proxy, its appropriate local corporate governance committee is required to review and agree to the manner in which such proxy is voted.

                                   APPENDIX B
                             INDEPENDENT THIRD PARTY

 The following provider has been selected by TIM to function as the Independent
                    Third Party as set forth in the Policy.
                Institutional Shareholder Services, Inc. ("ISS")

                                    * * * * *

A shareholder may obtain information on proxy voting by Transamerica IDEX by calling 1-888-233-4339.

                         TRANSAMERICA IDEX MUTUAL FUNDS

                                OTHER INFORMATION
                                     PART C

ITEM 22 EXHIBITS

     List all exhibits filed as part of the Registration Statement.

          (a)  Restatement of Declaration of Trust (1)

          (b)  Bylaws, as amended (1)

          (c)  Not Applicable

          (d)  (1)  Investment Advisory Agreements

                    (aa) TA IDEX Janus Growth (6)

                    (bb) TA IDEX Transamerica Flexible Income (28)

                    (cc) TA IDEX Jennison Growth (3)

                    (dd) TA IDEX Transamerica Value Balanced (21)

                    (ee) TA IDEX Transamerica Conservative High-Yield Bond (1)

                    (ff) TA IDEX T. Rowe Price Tax-Efficient Growth, TA IDEX
                         Salomon All Cap and TA IDEX T. Rowe Price Small Cap (6)

                    (gg) TA IDEX Transamerica Growth Opportunities and TA IDEX
                         Transamerica Equity (10)

                    (hh) TA IDEX Great Companies - America(SM), TA IDEX Great
                         Companies- Technology(SM) and TA IDEX Federated Tax Exempt (12)

                    (ii) TA IDEX Templeton Great Companies Global (33)

                    (jj) TA IDEX American Century International and TA IDEX
                         American Century Large Company Value (17)

                    (kk) TA IDEX Transamerica Money Market, TA IDEX Transamerica
                         Convertible Securities, TA IDEX PIMCO Total Return, TA IDEX Salomon Investors Value and TA IDEX T. Rowe Price Health Sciences (20)

                    (ll) TA IDEX Marsico Growth (24)

                    (mm) TA IDEX Clarion Real Estate Securities and TA IDEX
                         PIMCO Real Return TIPS (25)

                    (nn) TA IDEX Transamerica Small/Mid Cap Value (28)

                    (oo) TA IDEX Transamerica Balanced (33)

                    (pp) TA IDEX J.P. Morgan Mid Cap Value, TA IDEX Marsico
                         International Growth, TA IDEX Mercury Large Cap Value, TA IDEX MFS High Yield, TA IDEX T. Rowe Price Equity Income, TA IDEX Third Avenue Value, TA IDEX Transamerica Short-Term Bond, TA IDEX UBS Large Cap Value, TA IDEX Van Kampen Emerging Markets Debt, TA IDEX Van Kampen Large Cap Core, TA IDEX Van Kampen Small Company Growth, TA IDEX Van Kampen Active International Allocation, TA IDEX Evergreen International Small Cap (34)

                    (qq) TA IDEX Protected Principal Stock (21)

               (2)  Sub-Advisory Agreements

                    (aa) TA IDEX Janus Growth (20)

                    (bb) TA IDEX Transamerica Flexible Income (28)

                    (cc) TA IDEX Transamerica Value Balanced (21)

                    (dd) TA IDEX Transamerica Conservative High-Yield Bond (1)

                    (ee) TA IDEX T. Rowe Price Tax-Efficient Growth and TA IDEX
                         T. Rowe Price Small Cap (6)

                    (ff) TA IDEX Salomon All Cap (6)

                    (gg) TA IDEX Transamerica Growth Opportunities and TA IDEX
                         Transamerica Equity (10)

                    (hh) TA IDEX Great Companies - America(SM), TA IDEX Great
                         Companies - Technology(SM) and TA IDEX Federated Tax Exempt (12)

                    (ii) TA IDEX Templeton Great Companies Global (33)

                    (jj) TA IDEX American Century International and TA IDEX
                         American Century Large Company Value (17)

                    (kk) TA IDEX Jennison Growth ((3)

                    (ll) TA IDEX Transamerica Convertible Securities and TA IDEX
                         Transamerica Money Market

                         (20)

                    (mm) TA IDEX PIMCO Total Return (20)

                    (nn) TA IDEX T. Rowe Price Health Sciences (20)

                    (oo) TA IDEX Salomon Investors Value (20)

                    (pp) TA IDEX Marsico Growth (26)

                    (qq) TA IDEX Clarion Real Estate Securities (25)

                    (rr) TA IDEX PIMCO Real Return TIPS (25)

                    (ss) TA IDEX Transamerica Small/Mid Cap Value (28)

                    (tt) TA IDEX Transamerica Balanced (33)

                    (uu) TA IDEX Evergreen International Small Cap(34)

                    (vv) TA IDEX J.P. Morgan Mid Cap Value(34)

                    (ww) TA IDEX Marsico International Growth(34)

                    (xx) TA IDEX Mercury Large Cap Value(34)

                    (yy) TA IDEX MFS High Yield(34)

                    (zz) TA IDEX T. Rowe Price Equity Income(34)

                    (aaa) TA IDEX Third Avenue Value(34)

                    (bbb) TA IDEX Transamerica Short-Term Bond(34)

                    (ccc) TA IDEX UBS Large Cap Value(34)

                    (ddd) TA IDEX Van Kampen Emerging Markets Debt, TA IDEX Van
                         Kampen Large Cap Core, TA IDEX Van Kampen Small Company Growth, TA IDEX Van Kampen Active International Allocation(34)

                    (eee) TA IDEX Protected Principal Stock (21)

          (e)       (1)  Underwriting Agreement (Schedule I) (25)

                    (2)  Dealer's Sales Agreement (24)

                    (3)  Service Agreement (9)

                    (4)  Wholesaler's Agreement (3)

          (f)  Trustees Deferred Compensation Plan (2)

          (g)  Custody Agreement (23)


          (h)       (1)  (a)  Transfer Agency Agreement (1)



                         (b) Amendment to Transfer Agency Agreement filed herewith



                    (2)  (a)  Administrative Services Agreement (23)



                         (b) Amendment to Administrative Services Agreement filed herewith


                    (3)  Expense Limitation Agreement (25)

                    (4)  Consulting Agreement (28)

          (i)  Opinion of Counsel filed herewith

          (j)(1)  Consent of PricewaterhouseCoopers LLP filed herewith

          (j)(2) Consent of Ernst & Young LLP relating to AEGON/ Transamerica Fund Advisers, Inc.


          (k) Financial Statements - AEGON/Transamerica Fund Advisers, Inc. (now known as Transamerica Fund Advisors, Inc.) filed herewith


          (l)  Investment Letter from Sole Shareholder (1)

          (m) (1) Plan of Distribution under Rule 12b-1 - Class A/B/L Shares (all funds) (28)

               (2)  Plan of Distribution under Rule 12b-1 - Class C Shares
                    (28)

                    (aa) TA IDEX Janus Growth (9)

                    (bb) TA IDEX Salomon Investors Value (9)

                    (cc) TA IDEX Transamerica Value Balanced (9)

                    (dd) TA IDEX Transamerica Balanced (9)

                    (ee) TA IDEX Transamerica Flexible Income (28)

                    (ff) TA IDEX Transamerica Conservative High-Yield Bond (9)

                    (gg) TA IDEX Marsico Growth (9)

                    (hh) TA IDEX T. Rowe Price Tax-Efficient Growth (9)

                    (ii) TA IDEX Salomon All Cap (9)

                    (jj) TA IDEX T. Rowe Price Small Cap (9)

                    (kk) TA IDEX Jennison Growth (3)

                    (ll) TA IDEX Transamerica Growth Opportunities and TA IDEX
                         Transamerica Equity (10)

                    (mm) TA IDEX Great Companies - America(SM) and TA IDEX Great
                         Companies - Technology(SM) (12)

                    (nn) TA IDEX Templeton Great Companies Global (14)

                    (oo) TA IDEX American Century International and TA IDEX
                         American Century Large Company Value (17)

                    (pp) Amendment to Plan of Distribution under Rule 12b-1 -
                         Class C Shares (19)


                    (qq) TA IDEX Transamerica Convertible Securities, TA IDEX
                         Transamerica Money Market, TA IDEX PIMCO Total Return, TA IDEX T. Rowe Price Health Sciences (20)


                    (rr) TA IDEX Transamerica Small/Mid Cap Value (28)

                    (ss) TA IDEX Protected Principal Stock (21)

               (3)  Plan of Distribution under Rule 12b-1 - Class M Shares

                    (aa) TA IDEX Janus Growth (1)

                    (bb) TA IDEX Salomon Value Investors (1)

                    (cc) TA IDEX Transamerica Value Balanced (5)

                    (dd) TA IDEX Transamerica Balanced (1)

                    (ee) TA IDEX Transamerica Flexible Income (28)

                    (ff) TA IDEX Transamerica Conservative High-Yield Bond (1)

                    (gg) TA IDEX Marsico Growth (6)

                    (hh) TA IDEX T. Rowe Price Tax-Efficient Growth (6)

                    (ii) TA IDEX Salomon All Cap (6)

                    (jj) TA IDEX T. Rowe Price Small Cap (6)

                    (kk) TA IDEX Jennison Growth (3)

                    (ll) TA IDEX Transamerica Growth Opportunities and TA IDEX
                         Transamerica Equity (10)


                    (mm) TA IDEX Great Companies - America(SM) and TA IDEX Great
                         Companies - Technology(SM) (12)


                    (nn) TA IDEX Templeton Great Companies Global (14)

                    (oo) TA IDEX American Century International and TA IDEX
                         American Century Large Company Value (19)

                    (pp) Amendment to Plan of Distribution under Rule 12b-1 -
                         Class M Shares (19)


                    (qq) TA IDEX Transamerica Convertible Securities, TA IDEX
                         Transamerica Money Market, TA IDEX


                         PIMCO Total Return and TA IDEX T. Rowe Price Health Sciences (20)

                    (rr) TA IDEX Transamerica Small/Mid Cap Value (28)

                    (ss) TA IDEX Protected Principal Stock (21)

          (n)  Amended and Restated Plan for Multiple Classes of Shares (20)

          (o)  Reserved

          (p)  Code of Ethics

               (1)  Transamerica IDEX Mutual Funds filed herewith

               (2)  Transamerica Fund Advisors, Inc. filed herewith

               SUB-ADVISERS

               (3)  AEGON USA Investment Management, LLC (12)

               (4)  Federated Investment Management Company (12)

               (5)  Janus Capital Management, LLC (12)

               (6)  Salomon Brothers Asset Management Inc (12)

               (7)  Transamerica Investment Management, LLC filed herewith

               (8)  T. Rowe Price Associates, Inc. (12)

               (9)  Great Companies, L.L.C. (14)

               (10) Jennison Associates LLC filed herewith

               (11) American Century Investment Management, Inc. (18)

               (12) Pacific Investment Management Company LLC (21)

               (13) Banc of America Capital Management, LLC (24)

               (14) ING Clarion Real Estate Securities (25)

               (15) Templeton Investment Counsel, LLC (27)

               (16) Evergreen Investment Management Company, LLC(34)

               (17) J.P. Morgan Investment Management Inc.(34)

               (18) Fund Asset Management, L.P., dba Mercury Advisors (31)

               (19) MFS(R) Investment Management (32)

               (20) Third Avenue Management LLC (33)

               (21) UBS Global Asset Management (Americas) Inc.(34)

               (22) Morgan Stanley Investment Management Inc. (32)

               (23) Gateway Investment Advisers, Inc. (21)

----------
All exhibits filed previously are herein incorporated by reference

(1) Filed previously with Post-Effective Amendment No. 24 to Registration Statement filed on November 15, 1996 (File No. 33-2659).

(2) Filed previously with Post-Effective Amendment No. 25 to Registration Statement filed on January 31, 1997 (File No. 33-2659)

(3) Filed previously with Post-Effective Amendment No. 20 to Registration Statement filed on November 17, 1995 (File No. 33-2659).

(4) Filed previously with Post-Effective Amendment No. 18 to Registration Statement filed on June 30, 1995 (File No. 33-2659).

(5) Filed previously with Post-Effective Amendment No. 26 to Registration Statement filed on July 16, 1997 (File No. 33-2659).

(6) Filed previously with Post-Effective Amendment No. 29 to Registration Statement filed on December 15, 1998 (File No. 33-2659).

(7) Filed previously by the registrant with the registration statement filed on Form N-14 on June 3, 1996 (File No. 33-05113).

(8) Filed previously with Post-Effective Amendment No. 30 to Registration Statement filed on March 1, 1999 (File No. 33-2659).

(9) Filed previously with Post-Effective Amendment No. 31 to Registration Statement filed on September 2, 1999 (File No. 33-2659).

(10) Filed previously with Post-Effective Amendment No. 33 to Registration Statement filed on December 17, 1999 (File No. 33-2659).

(11) Filed previously with Post-Effective Amendment No. 34 to Registration Statement filed on February 28, 2000 (File No. 33-2659).

(12) Filed previously with Post-Effective Amendment No. 35 to Registration Statement filed on March 31, 2000 (File No. 33-2659).

(13) Filed previously with Post-Effective Amendment No. 36 to Registration Statement filed on June 14, 2000 (File No. 33-2659).

(14) Filed previously with Post-Effective Amendment No. 37 to Registration Statement filed on June 16, 2000 (File No. 33-2659).

(15) Filed previously with Post-Effective Amendment No. 39 to Registration Statement filed on September 15, 2000 (File No. 33-2659).

(16) Filed previously with Post-Effective Amendment No. 40 to Registration Statement on December 1, 2000 (File No. 33-2659).

(17) Filed previously with Post-Effective Amendment No. 41 to Registration Statement on December 15, 2000 (File No. 33-2659).

(18) Filed previously with American Century Tax Free & Municipal Funds Post-Effective Amendment No. 30 to the Registration Statement filed on December 29, 2000, and incorporated herein by reference (File No. 2-82734).

(19) Filed previously with Post-Effective Amendment No. 42 to Registration Statement on March 1, 2001 (File No. 33-2659).

(20) Filed previously with Post-Effective Amendment No. 43 to Registration Statement on December 14, 2001 (File No. 33-2659).

(21) Filed previously with Post-Effective Amendment No. 47 to Registration Statement on March 29, 2002 (File No. 33-2659).

(22) Filed previously with Post-Effective Amendment No. 48 to Registration Statement on April 15, 2002 (File No. 33-2659).

(23) Filed previously with Post-Effective Amendment No. 49 to Registration Statement on September 12, 2002 (File No. 33-2659).

(24) Filed previously with Post-Effective Amendment No. 50 to Registration Statement on November 12, 2002 (File No. 33-2659).

(25) Filed previously with Post-Effective Amendment No. 51 to Registration Statement on December 13, 2002 (File No. 33-2659).

(26) Filed previously with Post-Effective Amendment No. 52 to Registration Statement on February 28, 2003 (File No. 33-2659).

(27) Filed previously with Post-Effective Amendment No. 54 to Registration Statement on December 31, 2003 (File No. 33-2659).

(28) Filed previously with Post-Effective Amendment No. 55 to Registration Statement on March 1, 2004 (File No. 33-2659).

(29) Filed previously with Post-Effective Amendment No. 57 to Registration Statement on March 2, 2004 (File No. 33-2659).

(30) Filed previously with AEGON/Transamerica Series Fund, Inc. Post-Effective Amendment No. 60 to Registration Statement on April 30, 2004, and incorporated herein by reference (File No. 811-4419).

(31) Filed previously with AEGON/Transamerica Series Fund, Inc. Post-Effective Amendment No. 50 to Registration Statement on April 30, 2002, and incorporated herein by reference (File No. 811-4419).

(32) Filed previously with AEGON/Transamerica Series Fund, Inc. Post-Effective Amendment No. 56 to Registration Statement on February 28, 2003, and incorporated herein by reference (File No. 811-4419).

(33) Filed previously with Post-Effective Amendment No. 61 to Registration Statement on October 1, 2004 (File No. 33-2659).

(34) Filed previously with Post-Effective Amendment No. 63 to Registration Statement on November 2, 2004 (File No. 33-2659)

(35) Filed previously with Post-Effective Amendment No. 64 to Registration Statement on December 23, 2004 (File No. 33-2659)

ITEM 23 PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     To the knowledge of the Registrant, TA IDEX Janus Growth, TA IDEX Transamerica Balanced, TA IDEX Transamerica Flexible Income, TA IDEX Jennison Growth, TA IDEX Salomon Investors Value, TA IDEX Transamerica

Value Balanced, TA IDEX Transamerica Conservative High-Yield Bond, TA IDEX Marsico Growth, TA IDEX T. Rowe Price Tax-Efficient Growth, TA IDEX Salomon All Cap, TA IDEX T. Rowe Price Small Cap, TA IDEX Transamerica Growth Opportunities, TA IDEX Transamerica Equity, TA IDEX Great Companies - America(SM) , TA IDEX Great Companies - Technology(SM), TA IDEX American Century International, TA IDEX American Century Large Company Value, TA IDEX Transamerica Small/Mid Cap Value, TA IDEX Transamerica Convertible Securities, TA IDEX Transamerica Money Market, TA IDEX T. Rowe Price Health Sciences, TA IDEX PIMCO Total Return, TA IDEX Templeton Great Companies Global, TA IDEX Clarion Real Estate Securities, TA IDEX PIMCO Real Return TIPS, TA IDEX Evergreen International Small Cap, TA IDEX J.P. Morgan Mid Cap Value, TA IDEX Marsico International Growth, TA IDEX Mercury Large Cap Value, TA IDEX MFS High Yield, TA IDEX T. Rowe Price Equity Income, TA IDEX Transamerica Short-Term Bond, TA IDEX UBS Large Cap Value, TA IDEX Van Kampen Emerging Markets Debt, TA IDEX Van Kampen Large Cap Core, TA IDEX Van Kampen Small Company Growth and TA IDEX Van Kampen Active International Allocation are not controlled by or under common control with any other person. The Registrant has no subsidiaries.

ITEM 24 INDEMNIFICATION

     Provisions relating to indemnification of the Registrant's Trustees and employees are included in Registrant's Restatement of Declaration of Trust and Bylaws which are incorporated herein by reference.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons, or otherwise, Registrant has been advised that in the opinion of the Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 25 BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS

     Transamerica Fund Advisors, Inc. ("TFAI") is principally engaged in offering investment advisory services.

          The only businesses, professions, vocations or employments of a substantial nature of Larry N. Norman, Brian C. Scott and John K. Carter, directors of TFAI, are described in the Statement of Additional Information under the section entitled "Management of the Fund." Additionally, the following describes the principal occupations of other persons who serve as executive officers of TFAI: Kim D. Day, Senior Vice President & Treasurer, is Senior Vice President and Treasurer of AEGON/Transamerica Fund Services, Inc. and other related entities.

     Janus Capital Management LLC ("Janus"), 151 Detroit Street, Denver, Colorado 80206-4928, serves as sub-adviser to TA IDEX Janus Growth. Janus also serves as sub-adviser to certain of the mutual funds within AEGON/Transamerica Series Fund, Inc. and as investment adviser or sub-adviser to other mutual funds, and for private and retirement accounts.

     John H. Bluher, Senior Vice President, , Secretary and Chief Public Affairs Officer; Bonnie M. Howe, Vice President and Assistant General Counsel; Kelley Abbott Howes, Senior Vice President and General Counsel; Heidi J. Walter, Vice President and Assistant General Counsel; Loren M. Starr, Senior Vice President and Chief Financial Officer; Steven L. Schied, Chief Executive Officer; David R. Kowalski, Vice President of Compliance and Chief Compliance Officer; Robin C. Beery, Senior Vice President and Chief Marketing Officer; James P. Goff, Vice President and Director of Research; Edward F. Keely, Vice President; Karen L. Reidy, Vice President; Jonathan D. Coleman, Vice President; Ronald V. Speaker, Vice President; David J. Corkins, Vice President; Girard C. Miller, Executive Vice President and Chief Operating Officer; William H. Bales, Vice President; David C. Decker, Vice President; Mike Lu, Vice President; Brent A. Lynn, Vice

President; Thomas R. Malley, Vice President; Sharon S. Pichler, Vice President;
E. Marc Pinto, Vice President; Blaine P. Rollins, Vice President; Ron Sachs, Vice President; Scott W. Schoelzel, Vice President; J. Eric Thorderson, Vice President; Darrell W. Watters, Vice President; Jason Yee, Vice President; Andrew
J. Iseman, Vice President; Stephen Belgrad, Vice President of Finance and Strategy, and Treasurer; Matthew R. Luorna, Vice President Taxation; Gregory A. Frost, Vice President and Controller; Nigel J. Austin, Vice President of International Funds and General Counsel; Douglas N. Beck, Vice President of Corporate Affairs; Curt R. Foust, Vice President, Assistant Secretary and Assistant General Counsel; Kevin Lindsell, Vice President of Corporate Risk Management; Peter Boucher, Vice President of Human Resources; Bradley Prill, Vice President of Total Rewards; James J. Coffin, Vice President of Institutional Services; Russell P. Shipman, Vice President of Institutional Services; Tom H. Warren, Vice President of Institutional Services; Ken E. Paieski, Vice President and Director of Separate Account Services; Jane C. Ingalls, Vice President of Public Relations; Anita E Falicia, Vice President of Investment Accounting; Andrea J. Young, Vice President, Information Technology; Douglas J. Laird, Vice President, Retail Services and Operations; Mark Thomas, Vice President; John J. Mari, Vice President; Blair E. Johnson, Vice President; Gary Black, Chief Investment Officer; John Zimmerman, Senior Vice President of Institutional Services; Erich Gerth, Senior Vice President and Managing Director at Janus Global Adviser; Richard Gibson Smith, Vice President; Minyoung Sohn, Vice President; Claire Young Stilwell, Vice President; Jack Swift, Vice President.

                                      * * *

     Jennison Associates, LLC ("Jennison"), the sub-adviser to TA IDEX Jennison Growth, is a direct, wholly-owned subsidiary of Prudential Investment Management, Inc., which is a direct, wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a direct, wholly-owned subsidiary of Prudential Financial, Inc. Jennison provides investment supervisory services to its clients, which are comprised primarily of qualified and non-qualified plans, foundations, endowments, mutual funds, private investment companies and other institutional clients.

     The business and other connections of Jennison Associates LLC's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is 466 Lexington Avenue, New York, New York 10017.

NAME AND ADDRESS                        PRINCIPAL OCCUPATION
--------------------------------------------------------------------------------

Dennis M. Kass                          Director, Chairman and Chief Executive
                                             Officer, Jennison. Chairman and
                                             Manager, Quantitative Management
                                             Associates LLC ("QM"). Director and
                                             Vice President, Prudential
                                             Investment Management, Inc.
                                             ("PIM"). Signatory Second Vice
                                             President, The Prudential Insurance
                                             Company of America ("PICA").

Spiros Segalas                          Director, President and Chief Investment
                                             Officer, Jennison.

Ronald K. Andrews                       Director, Jennison. Senior Vice
     Gateway Center Three, 15th Floor        President, Prudential Investments
     100 Mulberry Street                     LLC. Senior Vice President,
     Newark, New Jersey 07102                American Skandia Investment
                                             Services, Incorporated. Senior Vice
                                             President, American Skandia
                                             Advisory Services, Inc. Manager,
                                             QM.

Timothy J. Knierim                      Director, Jennison. Assistant Secretary,
     Gateway Center Two, 6th Floor           PIM Warehouse, Inc. ("PIMW").
     100 Mulberry Street                     Corporate Secretary, Pramerica
     Newark, New Jersey 07102                Financial Asia Limited. Secretary
                                             and Vice President, Residential
                                             Information Services, Inc. Vice
                                             President, PIM. Manager, QM.

Bernard B. Winograd                     Director, Jennison. Director, Chief
     Gateway Center Three, 15th Floor        Executive Officer and President,
     100 Mulberry Street                     PIM. Director and Vice President,
     Newark, New Jersey, 07102               Prudential Asset Management Holding
                                             Company. Director and Chairman,
                                             PIMW. Director and Chairman, PIC
                                             Holdings Limited. Executive Vice
                                             President, Prudential Investment
                                             Management Services LLC. Director
                                             and President, PIM Investments,
                                             Inc. President, P.M Foreign
                                             Investments, Inc. Signatory Second
                                             Vice President, PICA. Manager, QM.

Mirry M. Hwang                          Secretary, Vice President and Corporate
                                             Counsel, Jennison.

Kenneth Moore                           Treasurer, Senior Vice President and
                                             Chief Financial Officer, Jennison.
                                             Chief Financial Officer, Manager
                                             and Vice President, QM. Vice
                                             President, PIM. Director,
                                             Prudential Trust Company ("PTC").
                                             Signatory Second Vice President,
                                             PICA.

Blair A. Boyer                          Executive Vice President, Jennison.

David Chan                              Executive Vice President, Jennison.

Michael A. Del Balso                    Executive Vice President, Jennison. Vice
                                             President, PTC.

Thomas F. Doyle                         Executive Vice President, Jennison.
     1000 Winter Street, Suite 4900
     Waltham, Massachusetts 02154

Daniel J. Duane                         Executive Vice President, Jennison. Vice
                                             President, PTC.

Scott L. Hayward                        Executive Vice President, Jennison. Vice
                                             President, PM. Vice President, QM.
                                             Signatory Second Vice President,
                                             PICA.

Susan F. Hirsch                         Executive Vice President, Jennison.

David A. Kiefer                         Executive Vice President, Jennison. Vice
                                             President, PTC.

Jonathan R. Longley                     Executive Vice President, Jennison.
     1000 Winter Street, Suite 4900
     Waltham, Massachusetts 02154

Mehdi A. Mahmud                         Executive Vice President, Jennison. Vice
                                             President, QM.

Kathleen A. McCarragher                 Executive Vice President, Jennison. Vice
                                             President, PTC.

Thomas G. Wolfe                         Executive Vice President, Jennison.

Andrew Goldberg                         Senior Vice President, Jennison. Vice
                                             President, QM. Signatory Second
                                             Vice President, PICA.

Leslie S. Rolison                       Senior Vice President, Jennison.

                                      * * *

     Salomon Brothers Asset Management Inc ("SaBAM"), 399 Park Avenue, New York, New York, 10022, serves as sub-adviser to TA IDEX Salomon All Cap and TA IDEX Salomon Investors Value. The directors and officers are as follows: Virgil H. Cumming, Member of the Board of Directors and Managing Director of Citigroup Global Markets Inc.; Peter J. Wilby, Member of the Board of Directors and Managing Director of SaBAM; Evan L. Melberg, Member of the Board of Directors and Managing Director of SaBAM; Michael F. Rosenbaum, Chief Legal Officer and General Counsel of Citigroup Asset Management; Jeffrey S. Scott, Compliance Officer.

                                      * * *

     T. Rowe Price Associates, Inc., ("T. Rowe") 100 East Pratt Street, Baltimore, Maryland 21202 serves as sub-adviser to TA IDEX T. Rowe Price Tax-Efficient Growth, TA IDEX T. Rowe Price Small Cap, TA IDEX T. Rowe Price Equity Income and TA IDEX T. Rowe Price Health Sciences. Edward C. Bernard; James A.C. Kennedy; Mary J. Miller; David J.L. Narren; James S. Riepe; George A. Roche; and M. David Testa and Brian C. Rogers.

                                      * * *

     Transamerica Investment Management, LLC, ("TIM") 1150 South Olive Street, Suite 2700, Los Angeles, California 90015, serves as sub-adviser to TA IDEX Transamerica Growth Opportunities, TA IDEX Transamerica Small/Mid Cap Value, TA IDEX Transamerica Flexible Income, TA IDEX Transamerica Balanced, TA IDEX Transamerica Equity, TA IDEX Transamerica Short-Term Bond, TA IDEX Transamerica Convertible Securities, TA IDEX Transamerica Value Balanced and TA IDEX Transamerica Money Market. The officers are John R. Kenney, Manager and Chairman, Director and Co-Chief Executive Officer of Great Companies, L.L.C.; Larry N. Norman, Manager, and Executive Vice President and Chief Executive Officer of AEGON USA, Inc.; John C. Riazzi, Manager and Chief Executive Officer; Gary U. Rolle, Manager, President and Chief Investment Officer; Brian C. Scott, Manager and Director, President and Chief Executive Officer of AEGON/Transamerica Fund Advisers, Inc.;; and Jeffrey S. Van Harte, Manager, Senior Vice President and Head of Equities.

                                      * * *

     Great Companies, L.L.C. ("Great Companies"), 635 Court Street, Clearwater, Florida 33756, serves as sub-adviser to TA IDEX Great Companies - America(SM) and TA IDEX Great Companies - Technology(SM), and as co-sub-adviser to TA IDEX Templeton Great Companies Global. John R. Kenney, Member and Manager, serves as Chairman and Co-CEO. James Hare Huguet, Member and Manager, serves as President, Co-CEO and Chief Investment Officer.; Thomas R. Moriarty, Manager, also serves as Executive Vice President of AEGON/Transamerica Fund Services, Inc.; Executive Vice President of AEGON/Transamerica Fund Advisers, Inc.; Chairman, Director and President of InterSecurities, Inc.; Vice President of AFSG Securities Corp.; and Vice President of Western Reserve Life Assurance Co. of Ohio; Jerome C. Vahl, Manager, also serves as Director and President of Western Reserve Life Assurance Co. of Ohio. John C. Riazzi, Manager, also serves as CEO of Transamerica Investment Management, LLC ("TIM") an affiliated Investment Adviser of Great Companies, LLC. TIM acts as a sub-adviser to Transamerica IDEX Mutual Funds.

                                      * * *

     Templeton Investment Counsel, LLC ("Templeton"), One Franklin Parkway, San Mateo, California 94403-1906, serves as co-sub-adviser to TA IDEX Templeton Great Companies Global. The executive officers of Templeton are as follows:
Donald F. Reed, CEO; Gary P. Motyl, President; Martin L. Flanagan, Executive Vice President & COO; Gregory E. McGowan, Executive Vice President; Mark R. Beveridge, Sr. Vice President & Portfolio Manager - Research Analyst; Tracy A. Harrington, Sr. Vice President - Institutional Marketing Support; William Howard, Executive Vice President & Portfolio Manager - Research Analyst; Charles
R. Hutchens, Sr. Vice President & Director Client Services; Peter A. Nori, Executive. Vice President & Director of Research; Cindy L. Sweeting, Executive. Vice President & Director of Research; Edgerton T. Scott, Sr. Vice President; Michael J. Corcoran, Vice President & Controller; Peter D. Anderson, Sr. Vice President - Institutional Marketing; Guang Yang, Sr. Vice President; Barbara J. Green, Secretary.

                                      * * *

     Federated Investment Management Company, Federated Investors Tower, Pittsburgh, PA 15222-3779, sub-adviser to TA IDEX Federated Tax Exempt, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors, Inc.

     The sub-adviser serves as investment adviser to a number of investment companies and private accounts. Total assets under management or administered by the sub-adviser and other subsidiaries of Federated Investors, Inc. is approximately $214 billion. The Trustees of the sub-adviser, their position with the sub-adviser, and, in parenthesis, their principal occupations are as follows: J. Christopher Donahue, Trustee and Chairman (Chief Executive Officer and Trustee, Federated Investors, Inc.; Chairman and Director, Federated Global Investment Management Corp., Federated Advisory Services Company and Federated Equity Management Company of Pennsylvania; Chairman, Passport Research, Ltd. And Passport Research II, Ltd.; Trustee, Federated Investment Counseling, Federated Asset Management GmbH (Germany), Federated International Holdings BV (The Netherlands), Federated International Management Limited (Ireland) and Federated Shareholder Services Company; Director, Federated Services Company); Keith M. Schappert, Trustee, Chief Executive Officer and President (Trustee, Chief Executive Officer and President of Federated Global Investment Management Corp., Federated Advisory Services Company and Federated Equity Management Company of Pennsylvania; Trustee and President - Investment Research, Federated Investment Counseling; Chief Executive Officer and President, Passport Research, Ltd. And Passport Research II, Ltd.), Thomas R. Donahue, Trustee and Treasurer (Vice President, Chief Financial Officer and Treasurer, Federated Investors, Inc.; Trustee and Treasurer, Federated Investment Counseling, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investors Trust Company; Trustee, Federated Services Company, Federated Administrative Services, Inc. and Federated Shareholder Services Company; Trustee and Executive Vice President, Federated Securities Corp.; Director and President, FII Holdings, Inc.; Treasurer, Federated Administrative Services and Passport Research, Ltd.); Mark
D. Olson, Trustee (Trustee, Federated Investment Counseling, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Administrative Services, Federated Shareholder Services Company; Partner, Wilson, Halbrook & Bayard, 107 W. Market Street, Georgetown, Delaware 19947). The business address of the Trustees, with the exception of Mark D. Olson, is Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779.

     The remaining Officers of the sub-adviser are: Vice Chairman, William D. Dawson, III; Senior Vice Presidents: Joseph M. Balestrino, David A. Briggs, Jonathan C. Conley, Deborah A. Cunningham, Mark E. Durbiano, Robert M. Kowit, Jeffrey A. Kozemchak, Richard J. Lazarchic, Susan M. Nason, Mary Jo Ochson, Robert J. Ostrowski, and Richard Tito; Vice Presidents: Todd A. Abraham, J. Scott Albrecht, Randall S. Bauer, Nancy J. Belz, G. Andrew Bonnewell, Lee R. Cunningham, II, B. Anthony Delserone, Jr., Donald T. Ellenberger, Eamonn G. Folan, John T. Gentry, Patricia L. Heagy, Susan R. Hill, William R. Jamison, J. Andrew Kirschler, Nathan H. Kehm, John C. Kerber, Marian R. Marinack, Natalie F. Metz, Thomas J. Mitchell, Joseph M. Natoli, Mary Kay Pavuk, Jeffrey A. Petro, Ihab L. Salib, Roberto Sanchez-Dahl, Sr., John Sidawi, Michael W. Sirianni, Jr., Christopher Smith, Timothy G. Trebilcock, Paoli II. Valle, Steven J. Wagner, Paige M. Wilhelm, and George B. Wright; Assistant Vice Presidents: Lori B. Andrews, Hanan Callas, Jerome Conner, James R. Crea, Jr., Karol M. Crummie, Richard Cumberledge, Ann Ferentino, Richard J. Gallo, Kathryn P. Glass, James Grant, Tracey L. Lusk, Karl Mocharko, Bob Nolte, Rae Ann Rice, Brian Ruffner, Kyle D. Stewart, Mary Ellen Tesla, Nicholas S. Tripodes and Mark Weiss; Assistant Treasurer: Denis McAuley III; Secretary: G. Andrew Bonnewell; Assistant Secretary: Jay S. Neuman.

The business address of each of the Officers of the sub-adviser is Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779. These individuals are also officers of some of the investment advisers to other mutual funds.

                                      * * *

     American Century Investment Management, Inc. ("American Century"), 4500 Main Street, Kansas City, Missouri 64111, serves as sub-adviser to TA IDEX American Century International and TA IDEX American Century Large Company Value. James Evans Stowers, Jr. is Chairman of the Board; James Evans Stowers, III is Co-Chairman of the Board; William

McClellan Lyons is President, Chief Executive Officer and Director; Robert T. Jackson is Executive Vice President and Chief Financial Officer; David H. Reinmiller is Chief Compliance Officer; David C. Tucker is Chief Legal Officer and Senior Vice President; William E. Koehler is Vice President and Investment Liaison; John A. Lopez is Senior Vice President; Mark L. Mallon is Chief Investment Officer and Senior Vice President.

                                      * * *

     American Century Investment Management, Inc. ("American Century"), 4500 Main Street, Kansas City, Missouri 64111, serves as sub-adviser to TA IDEX American Century International and TA IDEX American Century Large Company Value. James Evans Stowers, Jr. is Chairman of the Board; James Evans Stowers, III is Co-Chairman of the Board; William McClellan Lyons is President, Chief Executive Officer and Director; Robert T. Jackson is Executive Vice President and Chief Financial Officer; David H. Reinmiller is Chief Compliance Officer; David C. Tucker is Chief Legal Officer and Senior Vice President; William E. Koehler is Vice President and Investment Liaison; John A. Lopez is Senior Vice President; Mark L. Mallon is Chief Investment Officer and Senior Vice President.

AMERICAN CENTURY GLOBAL INVESTMENT MANAGEMENT, INC. ("ACGIM"), THE CHRYSLER BUILDING, 666 3RD AVENUE, 23RD FLOOR, NEW YORK, NEW YORK 10017, SERVES AS SUB-ADVISER TO TA IDEX PIMCO TOTAL RETURN AND TA IDEX PIMCO REAL RETURN TIPS. MANAGING DIRECTORS(28)

Tammie J. Arnold
William R. Benz
John B. Brynjolfsson
Wendy W. Cupps
Chris P. Dialynas
Mohamed A. El-Erian
William H. Gross (EC)
John L. Hague
Pasi M. Hamalainen
Brent R. Harris (EC)
Douglas M. Hodge (Tokyo)
Brent L. Holden (EC)
Margaret E. Isberg
James M. Keller
Raymond G. Kennedy
John S. Loftus
Sudesh N. Mariappa
Scott A. Mather (Munich)
Paul A. McCulley
Joseph McDevitt (London)
Dean S. Meiling (Consulting)
James F. Muzzy
Mohan V. Phansalkar
William F. Podlich (Consulting)
William C. Powers (EC)
Ernest L. Schmider
W. Scott Simon
Lee R. Thomas
William S. Thompson (EC)
Richard M. Weil (EC)
EC = EXECUTIVE COMMITTEE
OF PIMCO

CHIEF EXECUTIVE OFFICER
William S. Thompson

CHIEF FINANCIAL OFFICER
John C. Maney

CHIEF LEGAL OFFICER
Mohan V. Phansalkar

CHIEF OPERATING OFFICER

Richard M. Weil

CHIEF COMPLIANCE OFFICER

Denise C. Seliga

                                      * * *

AEGON USA Investment Management LLC ("AUIM"), 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499, serves as sub-adviser to TA IDEX Transamerica Conservative High-Yield Bond. Its managers and officers are

MANAGERS:

     Eric B. Goodman
     Brenda K. Clancy
     Craig D. Vermie

OFFICERS:

     Eric B. Goodman, President & Chief Investment Officer
     Kirk W. Buese, Executive Vice President - Private Finance
     Frank E. Collecchia, Executive Vice President-Portfolio Management Daniel P. Fox, Executive Vice President - Risk Management
     David R. Ludke, Executive Vice President
     Mark J. Zinkula, Executive Vice President - Public Fixed Income David M. Carney, Senior Vice President and Chief Financial Officer Bradley J. Beman, Senior Vice President
     John T. Bender, Senior Vice President
     Joel L. Coleman, Senior Vice President
     Mark E. Dunn, Senior Vice President
     David R. Halfpap, Senior Vice President
     William L. Hurwitz, Senior Vice President
     Steven P. Opp, Senior Vice President
     Sarvjeev S. Sidhu, Senior Vice President
     Michael B. Simpson, Senior Vice President
     Jon L. Skaggs, Senior Vice President
     Robert A. Smedley, Senior Vice President
     Josh E. Braverman, Vice President
     Ashok K. Chawla, Vice President
     Jeffrey D. Coil, Vice President
     Garry E. Creed, Vice President
     Douglas A. Dean, Vice President
     Mark D. Evans, Vice President
     Robert Fitzsimmons, Vice President
     Robert L. Hansen, Vice President
     Jon D. Kettering, Vice President
     James R. Landis, Vice President
     Jeffrey T. McGlaun, Vice President
     Michael J. Parrish, Vice President
     Stephanie M. Phelps, Vice President
     Boning Tong, Vice President
     Michael A. Urban, Vice President
     Xueqing Wang, Vice President

     Jeffrey A. Whitehead, Vice President
     Karen R. Wright, Vice President
     M. Christina Galligan, Assistant Vice President
     Karen E. Hufnagel, Assistant Vice President
     Michael N. Meese, Assistant Vice President
     Mary T. Pech, Assistant Vice President
     Paul J. Houk, General Counsel and Secretary
     Clint L. Woods, Assistant Secretary
     Clifton W. Flenniken III, Assistant Treasurer
     Daniel Seward, Assistant Treasurer
     Stephanie Steele. Assistant Treasurer
     Cynthia L. Remley, Assistant General Counsel

                                      * * *

     Banc of America Capital Management, LLC ("BACAP LLC"), 101 S. Tryon Street, Charlotte, North Carolina 28255, serves as sub-adviser to IDEX Marsico Growth. Keith Thomas Banks, President and Manager of BACAP LLC (2004 to present), also serves as Manager of BACAP Distributors, LLC (2004 to present), President, Chief Executive Officer, Chief Investment Officer and Director of Columbia Management Group, Inc. (2002 to present), Chairman, Chief Executive Officer, Chief Investment Officer and President of Columbia Management Advisors, Inc. (2002 to present), Director of Columbia Wanger Asset Management, L.P. (2001 to present), President, Chief Executive Officer, Chief Investment Officer, Director and Chairman of Liberty Asset Management Company (2001 to 2004), President, Chief Executive Officer, Chief Investment Officer and Director of Colonial Advisory Services Inc. (2001 to present). Prior to such, Mr. Banks most recently served as Director, Equity Division of JP Morgan Investment Management.; Lori Jane Ensinger, Managing Director of Active Equities (2003 to present), has also recently served as Director of Value Strategies of BACAP LLC (2001 to 2003).; Brenda Furlong, Head of Fixed Income Investments for BACAP LLC (2004 to present), also serves as Managing Director/Head of Fixed Income of Columbia Management Advisors, Inc. (2003 to present). Prior to such, Ms. Furlong most recently served as Chief Investment Officer, Hartford Financial Services Group, Inc. and President, Hartford Investment Management Company. Colin Moore, Managing Director and Head of Equity of BACAP LLC (2004 to present), also serves as Head of Equity for Columbia Management Group, the asset management division of Bank of America, N.A (2003 to present). Prior to such, Mr. Moore most recently served as Chief Investment Officer of Global/International Value Equities and Associate Director of Research at Putnam Investments. Mary A. Mullin, various to Chief Compliance Officer of BACAP LLC (2002 to present), also serves as Chief Compliance Officer of Columbia Management Advisors, Inc. (2004 to present), Chief Compliance Officer of Colonial Advisory Services, Inc. (2004 to present), various to Chief Compliance Officer of BACAP Distributors, LLC (2002 to present), Compliance Officer of BACAP Alternative Advisors, Inc. (2002 to 2004), Compliance Officer of BACAP Advisory Partners, LLC (2002 to 2004), and Corporate Compliance Executive of Banc of America Capital Management, the asset management division of Bank of America, N.A. (2002 to present). Prior to such, Ms. Mullin most recently served as various to Managing Director - Compliance for Deutsche Asset Management Americas for Deutsche Bank (1997 to 2002).; Roger A. Sayler, Chief Operating Officer, Managing Director, Senior Vice President, and Manager for BACAP LLC (2004 to present), also serves as Manager of BACAP Distributors, LLC (2004 to present), Director of Regional Advisors and Executive Vice President and Director of Columbia Management Group, Inc. (2002 to present), Director of Columbia Management Advisors, Inc. (2002 to present), Director of Colonial Advisory Services Inc. (2002 to present), President and Director of Steinroe Futures Inc. (2002 to present), and Director and Executive Vice President of Liberty Asset Management Company (2001 to present).; Peter David Taube, Chief Financial Officer and Treasurer for BACAP LLC (2002 to present), also serves as Treasurer of Columbia Management Advisors, Inc. (2004 to present), Treasurer of BACAP Distributors, LLC (2002 to present), and Treasurer of BACAP Advisory Partners, LLC (2002 to present). Prior to such, Mr. Taube most recently served as Director and Chief Financial Officer of Fixed Income Division of Americas' of Merrill Lynch (1999 to 2002).

                                      * * *

     ING Clarion Real Estate Securities ("Clarion"), 259 North Radnor-Chester Road, Suite 205, Radnor, PA 19087, serves as sub-adviser for TA IDEX Clarion Real Estate Securities. Its officers are: Ritson T. Ferguson, Executive

Officer/Chief Investment Officer; Jarrett B. Kling, Executive Officer; Stephen
J. Furnary, Executive Officer; Charles Grossman, Executive Officer;G. Stephen Cordes, Executive Officer and Jeffrey A. Barclay, Executive Officer.

                                      * * *

     Fund Asset Management L.P., doing business as Mercury Advisors ("Mercury"), serves as sub-adviser to TA IDEX Mercury Large Cap Value. Mercury is located at 800 Scudders Mill Road, Plainsboro, NJ 08536. Robert C. Doll, President, Chief Investment Officer; Anthony J. Patti, Head - Americas Risk and Performance; Thomas J. Verage, Managing Director, Equity Investments; Brian J. Fullerton, Head of Investments; Kenneth A. Jacob, Co-Head - Tax-Exempt Investments; John M. Loffredo, Co-Head - Tax-Exempt Investments; Brian A. Murdock, First Vice President and Chief Operating Officer of Americas Region; Donald C. Burke, Treasurer; Andrew J. Donahue, Chief Legal Officer; Jay L. Willoughby, CIO - Private Investors; Archie J. Struthers, Head - Managed Account Team of Private Investors.

                                      * * *

     Gateway Investment Advisers, L.P. ("Gateway"), 3805 Edwards Road, Suite 600, Cincinnati, Ohio 45209, serves as sub-adviser to TA IDEX Protected Principal Stock. Walter G. Sall is Chairman and Chief Executive Officer; J. Patrick Rogers is President and Chief Investment Officer; Harry E. Merriken III, is Senior Vice President; Geoffrey Keenan is Chief Operating Officer and Executive Vice President; Paul R. Stewart is Senior Vice President; Donna M. Squeri is General Counsel, Chief Compliance Officer, and Secretary; Gary H. Goldschmidt is Chief Financial Officer; and Nelson C. Bickel is Chief Information Officer and Vice President.

                                      * * *

     MFS Investment Management ("MFS") serves as sub-adviser to TA IDEX MFS High Yield. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116. The Directors of MFS are John W. Ballen, Kevin R. Parke, William W. Scott, Jr., Martin E. Beaulieu, Robert J. Manning, C. James Prieur, Donald A. Stewart, William W. Stinson, James C. Baillie and Richard L. Schmalensee. Jeffrey L. Shames is the Chairman, Mr. Ballen is Chief Executive Officer, Mr. William Scott is Vice Chairman, Mr. Beaulieu is Executive Vice President and also Director of Global Distribution. Mr. Parke is President and also Chief Investment Officer. Mr. Manning is also Executive Vice President and Chief Fixed Income Officer. Stephen E. Cavan is a Senior Vice President, General Counsel and Secretary of MFS, Robert T. Burns is a Senior Vice President, Associate General Counsel and an Assistant Secretary of MFS, Robert J. Whelan is a Senior Vice President and Chief Financial Officer of MFS, and Thomas B. Hastings is a Senior Vice President and Treasurer of MFS.

                                      * * *

     Third Avenue Management LLC ("TAM") serves as sub-adviser to TA IDEX Third Avenue Value. TAM is a Delaware Limited Liability Company. The parent company of TAM is Third Avenue Holdings Delaware LLC, 60% of the interests of which is indirectly owned by Affiliated Managers Group, Inc. and the remaining 40% of which is owned by the senior management of TAM, certain key employees of the sub-adviser and the children of Martin J. Whitman.

The officers of TAM are listed below. Unless otherwise indicated, each Chief Operating Officer has held the positions listed at TAM or its predecessor for at least the past two years and is located at TAM's business address of 622 Third Avenue, New York, New York, 10017. Martin J. Whitman, Co-Chief Investment Officer of TAM; Chairman of Third Avenue Trust; Chairman of Third Avenue Variable Series Trust; Member of the Board of Directors of Danielson Holding Corporation, and Nabors Industries, Inc.; David M. Barse, President and CEO of TAM; President, CEO and Trustee of Third Avenue Trust; Chief Executive Officer of M.J. Whitman LLC, and Director of Danielson Holding Corporation and American Capital Access Holdings, Inc.; Michael T. Carney, Chief Financial Officer of TAM, M.J. Whitman LLC, Third Avenue Trust and Third Avenue Variable Series Trust. Willard J. Hall, General Counsel and Secretary of TAM, Third Avenue Trust, Third Avenue Variable Series Trust and M.J. Whitman LLC.

                                      * * *

     Morgan Stanley Investment Management serves as sub-adviser to TA IDEX Van Kampen Emerging Markets Debt, TA IDEX Van Kampen Large Cap Core, TA IDEX Van Kampen Small Company Growth and TA IDEX Active International Allocation. Morgan Stanley serves as investment adviser to a number of investment companies. The executive officers of the sub-adviser are: Mitchell M. Merin, Chairman, President, Chief Executive Officer and Director of the sub-adviser, and Van Kampen; A. Thomas Smith III, Managing Director and a Director of the sub-adviser, VK Adviser and Van Kampen; David M. Swanson, Chief Operating Officer and Director of the sub-adviser, Van Kampen; Joseph J. McAlinden, Managing Director and Chief Investment Officer of the sub-adviser and Van Kampen; John L. Sullivan, Managing Director and Director of the sub-adviser and Van Kampen; Edward C. Wood, III, Managing Director and Chief Administrative Officer of the sub-adviser and Van Kampen; Alexander C. Frank, Treasurer of the sub-adviser and Van Kampen; Walter E. Rein, Executive Director and Chief Financial Officer of the sub-adviser and Van Kampen; Stefanie Chang Yu, Secretary of the sub-adviser and Van Kampen. All of these executive officers have no substantial business, profession, vocation or employment other than their positions with the sub-adviser, its subsidiaries and affiliates. The business address of Messrs. Rein, Sullivan, Swanson and Wood is 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181 - 5555. The address of Messrs. Merin, McAlinden, Smith and Ms. Chang Yu is 1221 Avenue of the Americas, New York, NY 10020. The address of Mr. Frank is 750 7th Avenue, New York, NY 10019.

                                      * * *

     J.P. Morgan Investment Management Inc. ("J.P. Morgan") serves as sub-adviser to TA IDEX J.P. Morgan Mid Cap Value. J.P. Morgan is a wholly-owned subsidiary of J.P. Morgan Chase & Co. J.P. Morgan provides investment management and related services for corporate, public and union employee benefit funds, foundations, endowments, insurance companies and government agencies.

The directors and principal officers of J.P. Morgan are listed below. Unless otherwise indicated, each director and officer has a principal business address of 522 Fifth Avenue, New York, NY 10036: George C. Gatch, Managing Director, Director and President of J.P. Morgan Funds; Evelyn E. Guernsey, Managing Director, Director and President of J.P. Morgan Investment Management Inc. ("JPMIM") and Chief Executive Officer of Institutional Sales and Services; Lawrence Unrein, Manageing Director, Director and Head of the Private Equity Group for J.P. Morgan Fleming Asset Management ("JPMFAM"); Mark B. E. White, Managing Director, Director and Head of International Institutional Business for JPMFAM; Roy Kinnear, Managing Director, Treasurer of JPMIM; Anthony M. L. Roberts, Managing Director, Managing Director and Associate General Counsel and Head of Legal for J.P. Morgan Chase & Co.'s global asset management business; Thomas J. Smith, Managing Director, Chief Compliance Officer for J.P. Morgan Chase & Co.'s investment management business in the Americas.

                                      * * *

     Evergreen Investment Management Company, LLC ("Evergreen"), is sub-adviser to TA IDEX Evergreen International Small Cap. The officers and directors are Laurence B. Ashkin (68), 180 East Pearson Street, Chicago, IL-Trustee/Director.Real estate developer and construction consultant since 1980; President of Centrum Equities since 1987 and Centrum Properties, Inc. since 1980. Foster Bam (69), Greenwich Plaza, Greenwich, CT-Trustee/Director. Partner in the law firm of Cummings and Lockwood since 1968. James S. Howell
(72), 4124 Crossgate Road, Charlotte, NC-Chairman and Trustee/Director. Retired Vice President of Lance Inc. (food manufacturing); Chairman of the Distribution Comm. Foundation for the Carolinas from 1989 to 1993. Gerald M. McDonnell (57), 209 East Nucor Rd. Norfolk, NE, NC-Trustee/Director. Sales Representative with Nucor-Yamoto Inc. (steel producer) since 1988. Thomas L. McVerry (58), 4419 Parkview Drive, Charlotte, NC-Trustee/Director. Director of Carolina Cooperative Federal Credit Union since 1990 and Rexham Corporation from 1988 to 1990; Vice President of Rexham Industries, Inc. (diversified manufacturer) from 1989 to 1990; Vice President-Finance and Resources, Rexham Corporation from 1979 to 1990. William Walt Pettit*(41), Holcomb and Pettit, P.A., 227 West Trade St., Charlotte, NC-Trustee/Director. Partner in the law firm Holcomb and Pettit, P.A. since 1990; Attorney, Clontz and Clontz from 1980 to 1990. Russell A. Salton, III, M.D. (49) 205 Regency Executive Park, Charlott, NC-Trustee/ Director. Medical Director, U.S. Healthcare of Charlotte, North Carolina since 1995, President, Primary Physician Care from 1990 to 1996. Michael S. Scofield (53),

212 S. Tryon Street Suite 1280, Charlotte, NC-Trustee/Director. Attorney, Law Offices of Michael S. Scofield since 1969. Robert J. Jeffries (73), 2118 New Bedford Drive, Sun City Center, FL-Trustee/Director Emeritus. Corporate consultant since 1967. John J. Pileggi (37), 237 Park Avenue, Suite 910, New York, NY-President and Treasurer. Senior Managing Director, Furman Selz LLC since 1992, Managing Director from 1984 to 1992. Joan V. Fiore (40), 237 Park Avenue, Suite 910, New York, NY-Secretary. Managing Director and Counsel, Furman Selz LLC since 1991; Staff Attorney, Securities and Exchange Commission from 1986 to 1991.

The officers listed above hold the same positions with thirteen investment companies offering a total of forty-three investment funds within the Evergreen mutual fund complex. Messrs. Howell, Salton and Scofield are Trustees/Directors of all thirteen investment companies. Messrs. McDonnell, McVerry and Pettit are Trustees/Directors of twelve of the investment companies (excluded is Evergreen Variable Trust). Messrs. Ashkin and Bam are Trustees/Directors and Mr. Jeffries is a Trustee/Director Emeritus of eleven of the investment companies(excluded are Evergreen Variable Trust and Evergreen Investment Trust).

* Mr. Pettit may be deemed to be an "interested person" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

The officers of the Trusts are all officers and/or employees of Furman Selz LLC. Furman Selz LLC is an affiliate of Evergreen Funds Distributor, Inc., the distributor of each Class of shares of each Fund.

                                      * * *

     UBS Global Asset Management (Americas) Inc. ("UBS"), One North Wacker Drive, Chicago, IL 60606, serves as sub-adviser to TA IDEX UBS Large Cap Value. Kai Reiner Sotorp is President and Director; Mark F. Kemper is Secretary and Chief Legal Officer; Joseph M. McGill is Chief Compliance Officer; Joseph A Varnas is Head of Product Technology and Operations; Brian D. Singer is Chief Investment Officer; and Robert P. Wolfangel is Chief Financial Officer.

ITEM 26 PRINCIPAL UNDERWRITER

AFSG Securities Corporation

     (a) The Registrant has entered into an Underwriting Agreement with AFSG Securities Corporation ("AFSG"), whose address is 4333 Edgewood Road NE, Cedar Rapids, Iowa 52494 to act as the principal underwriter of Fund shares.

     (b)  Directors and Officers of Principal Underwriter


                                   Positions and Offices with       Positions and Offices with
          Name                            Underwriter                       Registrant
------------------------         -----------------------------   --------------------------------
Larry N. Norman            (1)   Director and President          N/A

Kim D. Day                 (2)   Director and Vice President     Senior Vice President, Treasurer
                                                                 and Principal Financial Officer

Lisa Wachendorf            (1)   Director, Chief Compliance      N/A
                                 Officer and Vice President

John K. Carter             (2)   Vice President                  Senior Vice President, Secretary,
                                                                 Counsel and Chief Compliance Officer

Linda Gilmer               (1)   Assistant Treasurer             N/A

Frank A. Camp              (1)   Secretary                       N/A

Thomas R. Moriarty         (2)   Vice President                  N/A

Emily Monroe Bates         (3)   Assistant Treasurer             N/A

Teresa L. Stolba           (1)   Assistant Compliance Officer    N/A

Clifton W. Flenniken III   (4)   Assistant Treasurer             N/A

Priscilla I. Hechler       (2)   Assistant Vice President and    N/A
                                 Assistant Secretary

Darin D. Smith             (1)   Vice President and              N/A
                                 Assistant Secretary

Kyle A. Keelan             (1)   Vice President                  N/A


(1)  4333 Edgewood Road, N.E., Cedar Rapids, IA 52499-0001

(2)  570 Carillon Parkway, St. Petersburg, FL 33716-1202

(3)  400 West Market Street, Louisville, KY 40202

(4)  1111 North Charles Street, Baltimore, MD 21201

ITEM 27 LOCATION OF ACCOUNTS AND RECORDS

     The accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained as follows:

     (a) Shareholder records are maintained by the Registrant's transfer agent, Transamerica Fund Services, Inc., P.O. Box 9015, Clearwater, FL 33758-9015.

     (b) All other accounting records of the Registrant are maintained at the offices of the Registrant at 570 Carillon Parkway, St. Petersburg, Florida 33716 and are in the physical possession of the officers of the Fund, or at the offices of the Custodian, Investors Bank & Trust Company, 200 Clarendon Street, Boston, MA 02116.

ITEM 28 MANAGEMENT SERVICES


     The Registrant has no management-related service contract that is not discussed in Part I of this form. See the section of the Prospectus entitled "Investment Advisory and Other Services" for a discussion of the management and advisory services furnished by TFAI, Janus, Jennison, T. Rowe Price, SaBAM, TIM, AUIM, Great Companies, Federated, Gateway, American Century, Clarion, BACAP, Templeton, PIMCO, Evergreen, J.P. Morgan, Mercury, MFS, TAM, UBS and Morgan Stanley pursuant to the Investment Advisory Agreements, the Sub-Advisory Agreements, the Administrative Services Agreement and the Underwriting Agreement.


ITEM 29 UNDERTAKINGS

          Not applicable

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund certifies that it meets all the requirement for effectiveness of this registration statement under rule 485(b) under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the city of St. Petersburg, and state of Florida, on the 25th day of February, 2005.

                                        Transamerica IDEX Mutual Funds



                                        By: /s/ Brian C. Scott
                                            ------------------------------------
                                            Brian C. Scott*
                                            President and
                                            Chief Executive Officer


     Pursuant to the requirements of the Securities Act of 1933 and Investment Company Act of 1940, this Post-Effective Amendment No. 67 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:




/s/ Peter R. Brown               Chairman & Trustee                 February 25, 2005
------------------------------
Peter R. Brown*


/s/ William W. Short, Jr.        Trustee                            February 25, 2005
------------------------------
William W. Short, Jr.*


/s/ Daniel Calabria              Trustee                            February 25, 2005
------------------------------
Daniel Calabria*


/s/ Charles C. Harris            Trustee                            February 25, 2005
------------------------------
Charles C. Harris*


/s/ Jack E. Zimmerman            Trustee                            February 25, 2005
------------------------------
Jack E. Zimmerman*


/s/ Janice B. Case               Trustee                            February 25, 2005
------------------------------
Janice B. Case*


/s/ Thomas P. O'Neill            Trustee                            February 25, 2005
------------------------------
Thomas P. O'Neill*


/s/ Russell A. Kimball, Jr.      Trustee                            February 25, 2005
------------------------------
Russell A. Kimball, Jr.*


/s/ Leo J. Hill                  Trustee                            February 25, 2005
------------------------------
Leo J. Hill *


/s/ John W. Waechter             Trustee                            February 25, 2005
------------------------------
John W. Waechter *


/s/ Brian C. Scott               President, Chief Executive         February 25, 2005
------------------------------   Officer and Trustee
Brian C. Scott*


/s/ Kim D. Day                   Senior Vice President, Treasurer   February 25, 2005
------------------------------   & Chief Financial Officer
Kim D. Day


/s/ John K. Carter
------------------------------
*Signed by John K. Carter
Attorney in Fact

                                  EXHIBIT INDEX


EXHIBIT NUMBER   DESCRIPTION OF EXHIBIT
--------------   ----------------------
23(h)(1)         Amendment to Transfer Agency Agreement
23(h)(2)         Amendment to Administrative Services Agreement
23(i)            Opinion of Counsel
23(j)(1)         Consent of PricewaterhouseCoopers LLP
23(j)(2)         Consent of Ernst & Young LLP
23(k)            Financial Statements - Transamerica Fund Advisors, Inc.
23(p)(1)         Code of Ethics - Transamerica IDEX Mutual Funds
23(p)(2)         Code of Ethics - Transamerica Fund Advisors, Inc.
23(p)(7)         Code of Ethics - Transamerica Investment Management, LLC
23(p)(10)        Code of Ethics - Jennison Associates LLC